UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 3)
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Vacasa, Inc.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Vacasa, Inc.
850 NW 13th Avenue
Portland, Oregon 97209
Dear Fellow Stockholders:
You are cordially invited to attend a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of Vacasa, Inc., a Delaware corporation (“Vacasa”) to be held on [   ], 2025, at [   ] Pacific time. You may attend the Special Meeting via a live interactive webcast at [   ]. You will be able to listen to the Special Meeting live and submit a proxy online.
On December 30, 2024, Vacasa and Vacasa Holdings LLC (“Vacasa LLC”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with Casago Holdings, LLC (“Parent”), Vista Merger Sub II Inc., a wholly owned subsidiary of Parent (“Company Merger Sub”), and Vista Merger Sub LLC, a wholly owned subsidiary of Parent (“LLC Merger Sub” and together with Company Merger Sub, “Merger Subs”). On March 17, 2025, Vacasa, Parent and Merger Subs entered into Amendment No. 1 to the Original Merger Agreement (the “Amendment to the Merger Agreement”). The Original Merger Agreement, as amended by the Amendment to the Merger Agreement and as may be further amended, modified or supplemented from time to time is hereinafter referred to as the “Merger Agreement”. A summary of the Merger Agreement is provided in the accompanying proxy statement. A copy of the Original Merger Agreement is attached as Annex A to the accompanying proxy statement, and a copy of the Amendment to the Merger Agreement is attached as Annex AA to the accompanying proxy statement. Parent and Merger Subs are affiliates of Casago Global, LLC, a premier vacation rental management company. Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) immediately prior to the LLC Merger (as defined below), the holders of limited liability company units (other than the Class G limited liability company units) of Vacasa LLC (the “Common Units”) (other than Vacasa and its wholly owned subsidiaries and Parent and its wholly owned subsidiaries) will be required to effect a Redemption (as such term is defined in the Fourth Amended and Restated Limited Liability Company Agreement of Vacasa LLC, dated as of December 6, 2021, as amended) of all such Common Units (other than the Rollover Units (as defined below)) in exchange for shares of Class A common stock, par value $0.00001 per share, of Vacasa (“Class A Common Stock”) pursuant to the terms of the Merger Agreement (the “Vacasa LLC Units Redemption”), (ii) immediately prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), the shares of Class G Common Stock, par value $0.00001 per share, of Vacasa (“Class G Common Stock”) will be converted into shares of Class A Common Stock pursuant to the terms of the Merger Agreement (the “Class G Conversions”), (iii) LLC Merger Sub will merge with and into Vacasa LLC (the “LLC Merger”), with Vacasa LLC surviving such merger as a subsidiary of Parent, and (iv) immediately after the LLC Merger, Company Merger Sub will merge with and into Vacasa (the “Company Merger” and, together with the LLC Merger, the “Mergers”), with Vacasa surviving such merger as a wholly owned subsidiary of Parent and Vacasa LLC indirectly becoming a wholly owned subsidiary of Parent.
Upon the consummation of the Company Merger, on the terms and subject to the conditions set forth in the Merger Agreement, each share of Class A Common Stock issued and outstanding immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) (other than certain excluded shares of Class A Common Stock and the Rollover Stock (as defined below), but including each share of Class A Common Stock resulting from (i) the Vacasa LLC Units Redemption and (ii) the Class G Conversions) will be converted into the right to receive $5.30 in cash, without interest (the “Merger Consideration”).
The Merger Consideration of $5.30 represents a premium of 35% and 69% over Vacasa’s 30-day and 90-day volume weighted average price per share of Class A Common Stock, respectively, as of December 27, 2024, the last trading day prior to the public announcement of the execution of the Original Merger Agreement.

In connection with the Merger Agreement, affiliates of Miramar Holdings, L.P., TRT Holdings, Inc. and Roofstock, Inc. (the “Guarantors”) have delivered to Vacasa (i) a limited guarantee in favor of Vacasa and pursuant to which the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with the Merger Agreement and (ii) an executed equity commitment letter between Parent and the Guarantors pursuant to which the Guarantors have, together, committed to invest sufficient funds in Parent to finance a portion of the Merger Consideration.
The transactions contemplated by the Merger Agreement, including the Mergers, constitute a “going private” transaction under the rules of the U.S. Securities and Exchange Commission. If the Mergers are completed, Vacasa and Vacasa LLC will become privately held companies, each directly or indirectly wholly owned by Parent.
At the Special Meeting, the holders of shares of Class A Common Stock and the holders of shares of Class B common stock, par value $0.00001 per share, of Vacasa (“Class B Common Stock”) will be asked to vote on (i) a proposal to adopt the Merger Agreement and to waive any applicable provision of Section 5.1(d) of Vacasa’s certificate of incorporation (the “Merger Proposal”) and (ii) a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement (the “Adjournment Proposal”).
The board of directors of Vacasa (the “Board”) formed a special committee of the Board comprised solely of disinterested and independent directors (the “Special Committee”), which, among other things, reviewed, evaluated and negotiated the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, in consultation with its independent legal and financial advisors and, where appropriate, with Vacasa’s management and Vacasa’s legal advisors. The Special Committee, as more fully described in the accompanying proxy statement, unanimously (i) determined that the Merger Agreement, the Support Agreements (as defined below) and the transactions contemplated by the Merger Agreement, including the Mergers, are fair to, and in the best interests of, Vacasa and the holders of Company Stock (in their capacity as such), excluding the Rollover Stockholders (as defined in the accompanying proxy statement, and collectively, the “Unaffiliated Stockholders”), (ii) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of Vacasa for their adoption and recommend that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement.
The Board (acting on the unanimous recommendation of the Special Committee) has (i) determined that the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Mergers, are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa and (v) recommended that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement.
The Board recommends that you vote: (1) “FOR” the Merger Proposal and (2) “FOR” the Adjournment Proposal.
Your vote is very important, regardless of the number of shares you own. Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote of (i) the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (ii) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (iii) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class (collectively, the “Company Stockholder Approvals”). Each record holder of Class A Common Stock and Class B Common Stock is entitled to one vote for each share owned of record as of the close of business on March 12, 2025. If you fail to vote on the Merger Proposal, the effect will be the same as a vote against such proposal.

The accompanying proxy statement provides detailed information about the Special Meeting, the Merger Proposal, the Merger Agreement and the Mergers, and the Adjournment Proposal to be considered at the Special Meeting. A copy of the Original Merger Agreement is attached as Annex A to the proxy statement, and a copy of the Amendment to the Merger Agreement is attached as Annex AA to the proxy statement. The accompanying proxy statement also describes the actions and determinations of the Board and the Special Committee in connection with their evaluation of, among other things, the Merger Agreement and the Mergers. Please read the proxy statement and its annexes, including the Merger Agreement, carefully and in their entirety, as they contain important information.
In connection with the execution of the Merger Agreement, affiliates of Silver Lake Group, L.L.C., (the “Silver Lake Rollover Stockholders”), affiliates of Riverwood Capital GP II Ltd. and Riverwood Capital GP III Ltd. (the “Riverwood Rollover Stockholders”), and affiliates of Level Equity Management, LLC (the “Level Equity Rollover Stockholders,” and together with the Silver Lake Rollover Stockholders and the Riverwood Rollover Stockholders, the “Rollover Stockholders”), each existing stockholders of Vacasa, entered into support agreements (the “Support Agreements”) pursuant to which, among other things, such stockholders agreed to vote all of their respective shares of Class A Common Stock and Class B Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained in the Support Agreements. As of March 12, 2025, the Rollover Stockholders held approximately (i) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (ii) 44.9% of the outstanding voting power of the Class A Common Stock and (iii) 54.0% of the outstanding voting power of the Class B Common Stock. In addition, pursuant to the Support Agreements and subject to the terms and conditions described in the section of the proxy statement entitled “Support Agreements”, among other things, each of (i) the Silver Lake Rollover Stockholders, (ii) the Riverwood Rollover Stockholders and (iii) the Level Equity Rollover Stockholders will contribute the shares of Class A Common Stock and/or Common Units (and corresponding shares of Class B Common Stock) they own (such Class A Common Stock, the “Rollover Stock”, and such Common Units (and corresponding shares of Class B Common Stock), the “Rollover Units”) to Parent in exchange for equity interests in Parent, which contribution and exchange will occur immediately prior to the Closing, on the terms and subject to the conditions set forth in the applicable Support Agreement. Accordingly, the Rollover Stockholders will not be entitled to receive Merger Consideration in exchange for the Rollover Stock and/or Rollover Units held by them. Copies of the Support Agreements are attached as Annex C, Annex D and Annex E to the proxy statement.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or mark, sign, date and return the enclosed proxy card by mail as promptly as possible using the enclosed prepaid reply envelope. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to grant your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
Sodali & Co.
430 Park Avenue
14th Floor
New York, New York 10022

Bank and Brokers Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: VCSA@investor.sodali.com
Thank you for your support.
Sincerely,
Robert Greyber
Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosures in this notice or the accompanying proxy statement. Any representation to the contrary is a criminal offense.

Vacasa, Inc.

850 NW 13th Avenue
Portland, Oregon 97209

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [   ], 2025

Notice is given that a special meeting of stockholders (together with any adjournment, postponement or other delay thereof, the “Special Meeting”) of Vacasa, Inc., a Delaware corporation (“Vacasa”), will be held on [   ], 2025, at [   ] Pacific time, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of December 30, 2024, by and among Vacasa, Vacasa Holdings LLC, Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC, as amended by Amendment No. 1 thereto dated as of March 17, 2025 (the “Amendment to the Merger Agreement”), as may be further amended, modified or supplemented from time to time, and to waive any applicable provision of Section 5.1(d) of Vacasa’s certificate of incorporation (the “Merger Proposal”); and

2.
To consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

The Original Merger Agreement, as amended by the Amendment to the Merger Agreement and as may be further amended, modified or supplemented from time to time is hereinafter referred to as the “Merger Agreement.” The foregoing matters are more fully described in the attached proxy statement. The proxy statement, as well as the Merger Agreement attached thereto, are hereby incorporated by reference in this Notice.
Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Class A common stock, par value $0.00001 per share, of Vacasa (“Class A Common Stock”) and shares of Class B common stock, par value $0.00001 per share, of Vacasa (“Class B Common Stock”), voting as a single class, and entitled to vote thereon, (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (3) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).
The Special Meeting will be held by means of a live interactive webcast on the internet at [   ]. The Special Meeting will begin promptly at [   ] Pacific time. Online check-in will begin at [   ] Pacific time, and you should allow ample time for the check-in procedures. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares).
Only holders of Class A Common Stock or Class B Common Stock as of the close of business on March 12, 2025 are entitled to notice of, and to vote at, the Special Meeting or at any postponement or adjournment thereof. A list of stockholders of record entitled to vote at the Special Meeting will be available during the Special Meeting at [   ] and, for at least 10 days prior to the Special Meeting, at the Office of the Chief Legal Officer of Vacasa.
The board of directors of Vacasa (the “Board”), acting upon the recommendation of the Special Committee of the Board, recommends that you vote: (1) “FOR” the Merger Proposal and (2) “FOR” the Adjournment Proposal.
Record holders and beneficial owners of Company Stock who do not vote in favor of Merger Proposal and who otherwise comply with the requirements under Section 262 of the General Corporation Law of the State of Delaware

(the “DGCL”) will have the right to seek appraisal of the “fair value” of their shares of Class A Common Stock, Class B Common Stock and Class G Common Stock (exclusive of any element of value arising from the accomplishment or expectation of the Mergers and together with interest thereon, as described in the accompanying proxy statement) in lieu of receiving $5.30 per share in cash, if the Mergers are completed, as determined in accordance with Section 262 of the DGCL. To do so, a record holder or beneficial owner must properly demand appraisal before the vote is taken on the Merger Agreement at the Special Meeting and comply with all other requirements of the DGCL, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement, and certain conditions set forth in Section 262(g) of the DGCL must be satisfied. Section 262 of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated in this notice by reference.
Even if you plan to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card) or sign, date and return, as promptly as possible, the enclosed proxy card by mail in the postage-paid envelope provided. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any proxy that you have previously submitted. If you fail to return your proxy or to attend the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote “AGAINST” the Merger Proposal.
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If you hold your shares in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to submit your voting instructions and have your shares counted at the Special Meeting. Your bank, broker or other nominee cannot vote on any of the proposals to be considered at the Special Meeting without your instructions. As a result, if you do not provide your bank, broker or other nominee with any voting instructions, your shares will not be counted for purposes of a quorum and will not be voted at the Special Meeting, which will have the same effect as a vote “AGAINST” the Merger Proposal.
By order of the Board of Directors,

Rebecca Boyden
Chief Legal Officer & Chief Administrative Officer
[   ], 2025

VACASA, INC.

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    ], 2025
This proxy statement is dated [   ], 2025 and, together with the enclosed form of proxy card,

is first being sent to stockholders on or about [   ], 2025.
Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Mergers, passed upon the merits or fairness of the Mergers or passed upon the adequacy or accuracy of the disclosures in this document. Any representation to the contrary is a criminal offense.

i

CERTAIN DEFINED TERMS
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below.
•
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting fifteen percent (15%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of fifteen percent (15%) or more of the total voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing fifteen percent (15%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.

•	“Action” means any litigation, suit, claim, charge, grievance, action, proceeding, audit or investigation by or before any Governmental Authority.
•
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided the Guarantors and their respective controlled Affiliates shall be deemed Affiliates of Parent and Merger Subs. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

•	“Board” means the board of directors of Vacasa.
•	“Business Day” means any day other than a Saturday or Sunday or a day on which banks in New York, New York are required or authorized by Law to close.
•	“Class A Common Stock” means the shares of Class A common stock, par value $0.00001 per share, of Vacasa.
•	“Class B Common Stock” means the shares of Class B common stock, par value $0.00001 per share, of Vacasa.
•	“Class G Common Stock” means the shares of Class G common stock, par value $0.00001 per share, of Vacasa.
•	“Class G Units” means the Class G limited liability company units of Vacasa LLC.
•	“Closing” means the closing of the transactions contemplated by the Merger Agreement.
•	“Company Stock” means the Class A Common Stock, the Class B Common Stock and the Class G Common Stock.
•
“Credit Agreement” means the Revolving Credit Agreement, dated as of October 7, 2021, by and among Vacasa Holdings LLC, V-Revolver Sub LLC, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an Issuing Bank, as amended, supplemented, refinanced or otherwise modified through consents, waivers or otherwise from time to time.

•	“Equity Sources” means TRT Investors 37, LLC, MHRE STR II, LLC and Roofstock, Inc.
•	“Exchange Act” means the Securities Exchange Act of 1934, as amended.
•	“Filing Parties” means the Purchaser Filing Parties and the Rollover Filing Parties, collectively.
•
“Governmental Authority” means any U.S. federal, state, county or local or non-U.S. government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal (including employment tribunal), or judicial or arbitral body.

•	“Group” shall have the meaning given to such term under Section 13(d) of the Exchange Act.
•	“Guarantors” means TRT Investors 37, LLC, MHRE STR II, LLC and Roofstock, Inc.
•
“Intervening Event” means any material change, effect, event, occurrence or development that was not known to the Special Committee as of the date of the Merger Agreement, or, if known, the magnitude or consequences were not known to or reasonably foreseeable by the Special Committee as of the date of the Merger Agreement.

•
“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, stock exchange requirements, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

•
“Level Equity Rollover Stockholders” means Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., LEGP II AIV(B), L.P., LEGP I VCS, LLC, LEGP II VCS, LLC and Level Equity — VCS Investors, LLC.

•	“Nasdaq” means Nasdaq Global Select Market.
•
“Payment Processing Agreement” means the U.S. Select Merchant Processing Agreement, dated as of March 10, 2021, by and among JPMorgan Chase Bank, N.A., Paymentech, LLC, also known as Chase Merchant Services, and Vacasa, LLC, as Merchant, as amended.

•
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.

•	“Purchaser Filing Parties” means Casago Holdings, LLC, Vista Merger Sub II Inc., Vista Merger Sub LLC, Casago Global, LLC, MHRE STR II, LLC, TRT Investors 37, LLC and Roofstock, Inc.
•	“Record Date” means March 12, 2025.
•
“Remedies Exception” means limitations by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and by general equitable principles.

•	“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
•
“Riverwood Rollover Stockholders” means RW Vacasa AIV L.P., RW Industrious Blocker L.P., RCP III Vacasa AIV L.P., Riverwood Capital Partners II (Parallel - B) L.P., Riverwood Capital Partners III (Parallel - B) L.P., RCP III (A) Vacasa AIV L.P., RCP III Blocker Feeder L.P. and RCP III (A) Blocker Feeder L.P.

•
“Rollover Filing Parties” means SLP V Venice Feeder I, L.P., SLP Venice Holdings L.P., SLP V Aggregator GP, L.L.C., Silver Lake Technology Associates V, L.P., SLTA V (GP), L.L.C., Silver Lake Group, L.L.C., RW Vacasa AIV L.P., RW Industrious Blocker L.P., Riverwood Capital Partners II (Parallel - B) L.P., RCP III Vacasa AIV L.P., RCP III Blocker Feeder L.P., Riverwood Capital Partners III (Parallel - B) L.P., RCP III (A) Blocker Feeder L.P., RCP III (A) Vacasa AIV L.P., Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., LEGP II AIV(B), L.P., LEGP I VCS, LLC, LEGP II VCS, LLC, and Level Equity-VCS Investors, LLC.

•	“Rollover Stockholders” means the Silver Lake Rollover Stockholders, the Riverwood Rollover Stockholders and the Level Equity Rollover Stockholders, collectively.
•	“Silver Lake Rollover Stockholders” means SLP V Venice Feeder I, L.P. and SLP Venice Holdings L.P.
•	“Special Committee” means the special committee formed by the Board comprised solely of disinterested and independent directors.
•	“Special Meeting” means the special meeting of the stockholders Vacasa to be held on [ ], 2025 at [ ] Pacific time, together with any adjournment, postponement, or other delay thereof.
v

•
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries. For the avoidance of doubt, Vacasa LLC, and any Subsidiary of Vacasa LLC, shall be considered a Subsidiary of the Company for purposes of this Proxy Statement.

•
“Superior Proposal” means a bona fide written Acquisition Proposal (with references to fifteen percent (15%) being deemed to be replaced with references to fifty percent (50%)) by a Person or Group (other than Parent, Merger Subs and their respective Affiliates) that (a) was not the result or effect of a breach of Section 6.2 of the Merger Agreement and (b) the Board, acting upon the recommendation of the Special Committee or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms, and if consummated, would be more favorable, from a financial point of view, to the Unaffiliated Stockholders than the Mergers, taking into account (x) any revisions to the Merger Agreement committed to by Parent in writing prior to the time of such determination; and (y) those factors and matters deemed relevant by the Board, acting upon the recommendation of the Special Committee, or the Special Committee, which may include (A) the identity of the Person making the proposal; (B) the likelihood of consummation in accordance with the terms of the Acquisition Proposal; and (C) legal, financial (including availability of financing (to the extent applicable), financing terms and the form, amount and timing of payment of consideration), regulatory, certainty of closing, timing and other aspects of such Acquisition Proposal.

•	“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of December 6, 2021, by and among Vacasa, Vacasa LLC and the other parties named therein.
•
“Third Person” means any Person or Group, other than (a) Vacasa or any of its controlled Affiliates or (b) Parent, Merger Subs, the Guarantors or any their respective Affiliates or any Group including Parent, Merger Subs, the Guarantors or any their respective Affiliates.

•	“TRA Amendment” means the amendment to the Tax Receivable Agreement, dated as of December 30, 2024.
•	“Vacasa,” the “Company,” “we,” “us” and “our” means Vacasa, Inc.
•	“Vacasa Charter” means the Amended and Restated Certificate of Incorporation of Vacasa, Inc.

SUMMARY
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To fully understand the Mergers, as defined and as described below, contemplated by the Agreement and Plan of Merger, dated as of December 30, 2024 (the “Original Merger Agreement”), by and among Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub” and, together with Company Merger Sub, “Merger Subs”), Vacasa and Vacasa Holdings LLC, a Delaware limited liability company and a subsidiary of Vacasa (“Vacasa LLC”), as amended by Amendment No. 1 thereto dated as of March 17, 2025, by among, Vacasa, Parent and Merger Subs (the “Amendment to the Merger Agreement”). The Original Merger Agreement, as amended by the Amendment to the Merger Agreement, and as may be further amended, modified or supplemented from time to time is hereinafter referred to as the “Merger Agreement.” For a more complete description of the legal terms of the Mergers, you should carefully read this entire proxy statement, the annexes attached to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, as well as the related Transaction Statement on Schedule 13E-3. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary.
Since the transactions contemplated by the Merger Agreement, including the Mergers, constitute a “going private” transaction under the rules of the U.S. Securities and Exchange Commission (the “SEC”), Vacasa, Vacasa LLC, and the Filing Parties filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the Merger Agreement, including the Mergers. You may obtain any additional information about the Schedule 13E-3 under the section of this proxy statement entitled “Where You Can Find More Information.”
The Parties to the Merger Agreement (page 101)
Vacasa and Vacasa LLC. Vacasa was incorporated on July 1, 2021, under the laws of the state of Delaware for the purpose of consummating a business combination with TPG Pace Solutions Corp., a Cayman Islands exempted company (the “de-SPAC Transaction”). The de-SPAC Transaction was consummated on December 6, 2021. Vacasa is a holding company whose principal asset is a membership interest in Vacasa LLC. Vacasa LLC and its Subsidiaries operate a vertically integrated vacation rental platform. Vacasa is the sole manager of Vacasa LLC and is responsible for all operational, management and administrative decisions of Vacasa LLC.
Vacasa’s principal executive offices are located at 850 NW 13th Avenue, Portland, Oregon 97209 and its telephone number is (503) 946-3650. Vacasa’s website is www.vacasa.com. The information contained on, or accessible through, Vacasa’s website is not part of this proxy statement. Additional information about Vacasa is included in documents incorporated by reference into this proxy statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 162.
Vacasa’s Class A Common Stock is listed with, and trades on, Nasdaq under the ticker symbol “VCSA”.
Parent. Parent is a Delaware limited liability company that was formed on August 15, 2024 under the laws of the state of Delaware. Parent is a wholly owned subsidiary of Casago Global, LLC, a premier vacation rental management company. Parent is a holding company whose principal asset is its ownership of 100% of the membership interests in Casago International, LLC. After the Closing, Parent will be the parent company of Vacasa and Vacasa LLC. Parent’s principal executive offices are located at 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260 and its telephone number is (877) 290-4447.
Company Merger Sub and LLC Merger Sub. Company Merger Sub and LLC Merger Sub were each formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Mergers and engaging in the transactions contemplated by the Merger Agreement. Company Merger Sub and LLC Merger Sub are each wholly owned subsidiaries of Parent and neither has carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its respective obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Company Merger, Company Merger Sub will cease to exist, and upon consummation of the LLC Merger, LLC Merger Sub will cease to exist. Company Merger Sub’s and LLC Merger Sub’s principal executive offices are located at 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260 and their telephone number is (877) 290-4447.
The Mergers (page 107)
On December 30, 2024, Vacasa and Vacasa LLC entered into the Original Merger Agreement with Parent, Company Merger Sub and LLC Merger Sub, which was amended by the Amendment to the Merger Agreement on March 17, 2025. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with Delaware law, after giving effect to the Rollover, the Vacasa LLC Units Redemption and the Class G Conversions (each as described below), (i) at the effective time of the LLC Merger (the “LLC Merger Effective Time”), LLC Merger Sub will merge with and into Vacasa LLC (the “LLC Merger”), with Vacasa LLC continuing as the surviving company (the “Surviving Company”) and a subsidiary of Parent, and (ii) at the effective time of the Company Merger (the “Company Merger Effective Time”), Company Merger Sub will merge with and into Vacasa (the “Company Merger” and, together with the LLC Merger, the “Mergers”), with Vacasa continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent and Vacasa LLC indirectly becoming a wholly owned subsidiary of Parent. Unless otherwise set forth in the Merger Agreement, because the Merger Consideration will be paid in cash, holders of Class A Common Stock (other than holders of Rollover Shares and Rollover Units (each as defined below) will receive no equity interest in Parent in consideration for their shares of Class A Common Stock, and after the Company Merger Effective Time no such holder will own any shares of Class A Common Stock.
The Merger Consideration (page 108)
Upon the consummation of the Company Merger, each issued and outstanding share of Class A Common Stock (other than the Excluded Shares (as defined below), but including each share of Class A Common Stock resulting from (i) the Vacasa LLC Units Redemption (as defined below) and (ii) the issuance of Class A Common Stock upon the conversion of the Class G common stock, par value $0.00001 per share, of Vacasa (“Class G Common Stock”) immediately prior to the Closing and pursuant to the terms of the Merger Agreement (the “Class G Conversions”)) will be converted into the right to receive $5.30 in cash, without interest (the “Merger Consideration”), after giving effect to any required withholding taxes.
The Merger Consideration will not be paid in respect of (i) any shares of Class A Common Stock, Class B Common Stock and Class G Common Stock held by Vacasa as treasury stock or owned by Parent or Merger Subs and any such shares owned by any direct or indirect wholly owned subsidiary of Parent or Merger Subs, in each case as of immediately prior to the Company Merger Effective Time (and excluding any Rollover Shares (as defined below)), which will cease to be outstanding, be automatically cancelled without payment of any consideration therefor or any conversion thereof and cease to exist (the “Owned Company Shares”), (ii) certain shares of Class A Common Stock held by the Rollover Stockholders (the “Rollover Shares”), which will be contributed to Parent immediately prior to the Vacasa LLC Units Redemption pursuant to Support Agreements (as defined below) entered into in connection with the Merger Agreement (such contribution of Rollover Shares together with the contribution to Parent of certain limited liability company units (other than Class G Units) of Vacasa LLC (“Common Units”, such contributed Common Units (and corresponding shares of Class B Common Stock), the “Rollover Units”), the “Rollover”) and (iii) shares of Class A Common Stock held by holders who have not consented to the adoption of the Merger Agreement in writing and who have properly exercised appraisal rights with respect to their shares in accordance with, and who have complied with, Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”). The foregoing shares are collectively referred to herein as the “Excluded Shares.”
Additionally, please see “—Treatment of Equity Compensation Awards” below for information on the treatment of Vacasa’s equity awards in the Mergers.
We encourage you to read the Original Merger Agreement, which is attached as Annex A to this proxy statement and the Amendment to the Merger Agreement, which is attached as Annex AA to this proxy statement, as they are the legal documents that govern the Mergers and the other transactions contemplated thereby.

Treatment of Equity Compensation Awards (page 83)
At the Company Merger Effective Time:
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each Company restricted stock unit (“Company RSU”) that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (after giving effect to any vesting that occurs as a result of the Mergers) (each, a “Vested Company RSU”), and each Company performance stock unit (“Company PSU”) that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (after giving effect to any vesting that occurs as a result of the Mergers) (each, a “Vested Company PSU”), will automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration;

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each award of Company RSUs that is outstanding and not a Vested Company RSU as of immediately prior to the Company Merger Effective Time (each, an “Unvested Company RSU”) will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the vesting dates, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms (including any accelerated vesting terms and conditions);

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each Company PSU that is outstanding and not a Vested Company PSU immediately prior to the Company Merger Effective Time (each, an “Unvested Company PSU”) and that is subject to one or more performance goals that are based on the trading price of the Class A Common Stock (each, a “Share Price Company PSU”) will automatically be canceled without payment therefor;

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each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration, which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the time-based vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions);

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each option to purchase shares of Class A Common Stock (each, a “Company Option”) that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option;

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each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration will be canceled without payment therefor; and

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each stock appreciation right with respect to shares of Class A Common Stock (each, a “Company SAR”) that is outstanding as of immediately prior to the Company Merger Effective Time will be canceled without payment therefor.

The foregoing equity awards are collectively referred to herein as the “Company Equity Awards.”
Additionally, Vacasa will take all actions reasonably necessary to provide that the Vacasa, Inc. 2021 Nonqualified Employee Stock Purchase Plan (the “Company ESPP”) will terminate as of immediately prior to the Company Merger Effective Time.
Treatment of Vacasa LLC Units; Vacasa LLC Units Redemption (page 84)
Following the Rollover (as defined in the section of this proxy statement entitled “The Merger Agreement — Support Agreements”) and immediately prior to the LLC Merger Effective Time and conditioned upon the closing of the LLC Merger, Vacasa will require each member of Vacasa LLC (other than Vacasa and its wholly owned Subsidiaries and Parent and its wholly owned Subsidiaries) to effect a Redemption (as defined in the Fourth Amended and Restated Limited Liability Company Agreement of Vacasa LLC, dated as of December 6, 2021, as amended (the “Vacasa LLC Agreement”)) of all Common Units (as defined in the Vacasa LLC Agreement), other than the Rollover Units held by such member, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock in accordance with the Vacasa LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement (the “Vacasa LLC Units Redemption”).
At the LLC Merger Effective Time, each Common Unit and Class G Unit (together, the “Vacasa LLC Units”) issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vacasa LLC Units Redemption, other than (a) the Rollover Units, (b) the Vacasa LLC Units owned by Parent and its wholly owned Subsidiaries and (c) the Vacasa LLC Units owned by Vacasa or any of its wholly owned Subsidiaries (collectively, the “Excluded Units”), will be canceled and forfeited for no consideration.
Treatment of the Class G Common Stock
Immediately prior to the Closing, each share of Class G Common Stock will automatically convert (the “Class G Conversions”) into shares of Class A Common Stock at the Class G Strategic Transaction Ratio (as defined in the Vacasa Charter) and the former holders of Class G Common Stock will be entitled to receive the Merger Consideration. Immediately following the Class G Conversions and immediately prior to Closing, Vacasa LLC will be deemed to issue to the Company a number of Common Units equal to the number of shares of Class A Common Stock issued by the Company in connection with the Class G Conversions.
Recommendation of the Special Committee and the Board; Reasons for the Mergers (page 68)
After consideration of various factors as discussed in “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers” beginning on page 68, (a) the Special Committee unanimously (i) determined that the Merger Agreement, the Support Agreements and the transactions contemplated by the Merger Agreement, including the Mergers, are fair to, and in the best interests of, Vacasa and the holders of Company Stock (in their capacity as such), excluding the Rollover Stockholders (collectively, the “Unaffiliated Stockholders”), (ii) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of Vacasa for their adoption and recommend that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement; and (b) the Board (acting on the unanimous recommendation of the Special Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa, and (v) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement. In addition, the Special Committee and the Board each believes that the Mergers are fair to the Company’s “unaffiliated security holders,” as such term is defined in Rule 13e-3 of the Exchange Act.
In making the foregoing determinations and recommendations, the Special Committee determined that the DK Proposal was not a Superior Proposal for the reasons set forth in “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers”.

In making the foregoing determinations and recommendations, the Special Committee and the Board considered, among other things, the scope, scale and duration of the extensive sale process conducted by the Special Committee, and ultimately reported to the Board, which included the following number of parties contacted and bids received:

Parties Contacted	Parties That Submitted Preliminary Bids	Parties That Submitted Final Bids
23	6	1 (Casago)

Required Stockholder Approval for the Mergers (page 68)
Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote at the Special Meeting of (1) the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon (the “Majority of the Outstanding Shares”), (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class and entitled to vote thereon (the “Class A Shares”), and (3) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class and entitled to vote thereon (the “Class B Shares”).
As of March 12, 2025, the Rollover Stockholders, who have agreed to vote all of their respective shares of Class A Common Stock and Class B Common Stock in favor of the adoption of the Merger Agreement, held approximately (i) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (ii) 44.9% of the outstanding voting power of the Class A Common Stock and (iii) 54.0% of the outstanding voting power of the Class B Common Stock.
Opinion of PJT Partners (page 68; Annex B; and Annex BB)
PJT Partners LP (“PJT Partners”) was retained by the Special Committee to act as its financial advisor in connection with the transactions contemplated by the Merger Agreement and, upon the Special Committee’s request, to render its fairness opinion to the Special Committee in connection therewith. The Special Committee selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of Vacasa’s industry and its knowledge and understanding of the business and affairs of Vacasa. At a meeting of the Special Committee on March 17, 2025, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated March 17, 2025 to the Special Committee that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion, the consideration to be received by the holders of shares of Company Stock (other than any shares which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) in the transactions contemplated by the Merger Agreement was fair to such holders from a financial point of view. PJT Partners expressed no opinion as to the value of the Parent Contribution Assets (as defined in PJT Partners’ written opinion) or with respect to the TRA Amendment.
The full text of PJT Partners’ written opinion delivered to the Special Committee, dated March 17, 2025, is attached as Annex BB and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Special Committee and is subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Special Committee in its capacity as such, in connection with and for purposes of its evaluation of the transactions contemplated by the Merger Agreement only and PJT Partners’ opinion does not constitute a recommendation as to any action the Special Committee or the Board should take with respect to the transactions contemplated by the Merger Agreement or how any holder of Company Stock should vote or act with respect to the transactions contemplated by the Merger Agreement or any other matter. The summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion.

For a summary of PJT Partners’ opinion and the methodology that PJT Partners used to render its opinion, see the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners” beginning on page 68.
Position of the Purchaser Filing Parties as to the Fairness of the Mergers (page 75)
Under the SEC rules governing “going private” transactions, the Purchaser Filing Parties are required to express their beliefs as to the fairness of the proposed going private transaction to “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act). The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Purchaser Filing Parties are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Purchaser Filing Parties’ views as to fairness of the Mergers should not be construed as a recommendation to any Unaffiliated Stockholder as to how such Unaffiliated Stockholder should vote on the proposal to adopt the Merger Agreement. The Purchaser Filing Parties believe that the going private transaction is fair to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act) on the basis of the factors described under “Special Factors — Background of the Mergers” beginning on page 19 and “Special Factors — Position of the Purchaser Filing Parties as to the Fairness of the Mergers” beginning on page 75. The Purchaser Filing Parties are aware of the unsolicited, non-binding proposal delivered by Davidson Kempner Capital Management LP (“Davidson Kempner”) to the Special Committee on March 17, 2025 to acquire all of the outstanding shares of the Company for $5.75 per share in cash (the “DK Proposal”) and the Special Committee's determination that the DK Proposal was not a Superior Proposal. The Purchaser Filing Parties continue to believe the Mergers are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders.
Position of the Rollover Filing Parties as to the Fairness of the Mergers (page 78)
Under the SEC rules governing “going private” transactions, the Rollover Filing Parties are required to express their beliefs as to the fairness of the proposed going private transaction to “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act). The Mergers constitutes a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. The Rollover Filing Parties are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Rollover Filing Parties’ views as to fairness of the Mergers should not be construed as a recommendation to any Unaffiliated Stockholder as to how such Unaffiliated Stockholder should vote on the proposal to adopt the Merger Agreement. The Rollover Filing Parties believe that the going private transaction is fair to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act) on the basis of the factors described under “Special Factors — Background of the Mergers” beginning on page 19 and “Special Factors — Position of the Rollover Filing Parties as to the Fairness of the Mergers” beginning on page 78. The Rollover Filing Parties are also aware of the DK Proposal and the Special Committee's determination that the DK Proposal was not a Superior Proposal. The Rollover Filing Parties continue to believe the Mergers are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders.
Certain Effects of the Mergers (page 83)
If all conditions to the Mergers are satisfied or waived (to the extent waivable under applicable law), the Merger Agreement provides that, after giving effect to the Rollover, the Vacasa LLC Units Redemption and the Class G Conversions, (i) at the LLC Merger Effective Time, LLC Merger Sub will merge with and into Vacasa LLC in accordance with the Merger Agreement, the separate existence of LLC Merger Sub will cease and Vacasa LLC will continue as the Surviving Company in the LLC Merger as a subsidiary of Parent and (ii) at the Company Merger Effective Time, Company Merger Sub will merge with and into Vacasa in accordance with the Merger Agreement, the separate existence of Company Merger Sub will cease, Vacasa will continue as the Surviving Corporation in the Company Merger as a wholly owned subsidiary of Parent and Vacasa LLC will indirectly become a wholly owned subsidiary of Parent, each as more fully described under “Special Factors — Certain Effects of the Mergers” beginning on page 83.
Financing (page 90)
Parent obtained equity financing commitments for the transactions contemplated by the Merger Agreement, including the Mergers, the aggregate proceeds of which, subject to the consummation of the Rollover, will be sufficient for Parent to finance a portion of the Merger Consideration (the “Equity Financing”). If all of the

conditions to the obligations of Parent and Merger Subs to consummate the Closing are satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing if such conditions are capable of being satisfied), Vacasa delivers written notice to Parent, on or after the date that the Closing should have occurred, that it is ready, willing and able to consummate the Mergers, and if Parent and Merger Subs fail to consummate the Closing on or before the third Business Day after delivery of such notice, Vacasa will have the right to terminate the Merger Agreement and Parent will be obligated to pay Vacasa a fee of $6,000,000 and reimburse Vacasa for up to $500,000 of expenses as described under “The Merger Agreement — Parent Termination Fee” beginning on page 128.
Interests of Our Directors and Executive Officers in the Mergers (page 90)
You should be aware that Vacasa’s non-employee directors and executive officers have interests in the Mergers that may be different from, or in addition to, the interests of Vacasa’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 90.
The Merger Agreement (page 107; Annex A and Annex AA)
A summary of the material provisions of the Merger Agreement, which is attached as Annex A and Annex AA to this proxy statement and each of which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement.” Among other things, the Merger Agreement includes the following terms:
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Closing and Effective Times of the Mergers. Assuming timely satisfaction of the closing conditions set forth in the Merger Agreement (other than those conditions that by their nature are to be satisfied at Closing but subject to the satisfaction or waiver (to the extent waivable under applicable law) of such conditions), including obtaining the Company Stockholder Approvals (as defined below), Vacasa anticipates that the Mergers will be completed in the second quarter of 2025. Vacasa, however, cannot assure completion of the Mergers by any particular date, if at all.

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Conditions to the Mergers. The Closing depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement — Conditions to the Mergers,” include:

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(a) the adoption of the Merger Agreement by the affirmative vote of the holders of the Majority of the Outstanding Shares, (b) the adoption of the Merger Agreement and the waiver of any applicable provision of Section 5.1(d) of the Vacasa Charter by the affirmative vote of the holders of a majority of the Class A Shares and (c) the adoption of the Merger Agreement and the waiver of any applicable provision of Section 5.1(d) of the Vacasa Charter by the affirmative vote of the holders of a majority of the Class B Shares, in each case of clauses (a) through (c), assuming a quorum is present (clauses (a) through (c), collectively, the “Company Stockholder Approvals”);

•	the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”);
•	the absence of any law or order of any Governmental Authority restraining, enjoining, rendering illegal or otherwise prohibiting consummation of the Mergers;
•	the accuracy of each party’s representations and warranties in the Merger Agreement (generally subject to materiality qualifications);
•	the performance, in all material respects, by each party of all obligations required to be performed by it under the Merger Agreement at or prior to the Closing date;
•	the absence of a Material Adverse Effect having occurred with respect to Vacasa;
•	the occurrence of the Vacasa LLC Units Redemption (as defined below);
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the absence of a termination or acceleration by the lenders under the Credit Agreement as in effect on the Closing Date and the effectiveness of the amendments set forth in Amendment No. 4 to the Credit Agreement at or substantially concurrently with Closing;

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the performance by Vacasa of its obligations set forth in the Merger Agreement relating to the payoff letters in respect of the convertible notes held by an affiliate of Davidson Kempner (the “DK Convertible Notes”), including payoff thereof in accordance with the Merger Agreement; and

•	the delivery of an officers’ certificate by each party with respect to the accuracy of the representations and warranties and performance of obligations of such party under the Merger Agreement.
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No Solicitation of Acquisition Proposals. Subject to certain exceptions, the Merger Agreement provides that Vacasa has agreed neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries will, and that it will instruct and use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives not to, from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement pursuant to its terms and the Company Merger Effective Time, among other things, directly or indirectly, initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal.

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Board Recommendation Changes. Notwithstanding the restrictions described above, under certain circumstances, Vacasa (acting under the direction of the Special Committee) may, prior to receipt of the Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement, (a) provide information in response to a request therefor by a third party who has made such a bona fide written Acquisition Proposal, subject to certain conditions, and (b) engage or participate in any discussions or negotiations with a third party who has made such a bona fide written Acquisition Proposal, if and only if the Board (acting on the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisors and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal, or is reasonably likely to result in a Superior Proposal, and that the failure to take action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

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The Merger Agreement also provides that, at any time prior to receipt of the Company Stockholder Approvals, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation.”) (or terminate the Merger Agreement) with respect to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations in non-solicitation provisions in the Merger Agreement if prior to taking such actions (a) the Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal, and (b) Vacasa, the Board and/or the Special Committee, as applicable, complies with certain procedures. The non-solicitation provisions are described in more detail in the section of this proxy statement entitled “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation Exceptions — Change of Recommendation or Termination Procedures.”

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Intervening Events. The Merger Agreement provides that prior to receipt of the Company Stockholder Approvals, in response to an Intervening Event, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if, prior to taking such action, (a) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and (b) Vacasa, the Board and/or the Special Committee, as applicable, complies with certain procedures.

•	Termination, Termination Fees and Expense Reimbursement. The Merger Agreement contains certain termination rights, including, among other things, the right of either party to terminate the Merger

Agreement (provided, in the case of Vacasa, such termination is also approved by the Special Committee) if the Mergers have not occurred on or before June 30, 2025 (the “Outside Date”), subject to one automatic 45-day extension if the Company Stockholder Approvals are not obtained by such date, and the right of Vacasa to terminate the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, subject to specified exceptions and limitations.
•
In addition, the Merger Agreement provides that Vacasa will be required to pay Parent a termination fee of $4,500,000 and reimburse Parent for up to $2,000,000 of expenses if the Merger Agreement is terminated in certain circumstances, including, but not limited to, if (a) either Parent or Vacasa terminates because the Mergers have not been consummated on or before the Outside Date, either Parent or Vacasa terminates for failure to obtain the Company Stockholder Approvals or Parent terminates because of Vacasa’s breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, and such breach is incurable; (b) a bona fide Acquisition Proposal has been made publicly (or otherwise becomes publicly known), announced or disclosed or otherwise proposed or communicated to Vacasa or the Board and is not withdrawn at least five Business Days prior to the Special Meeting or prior to the date of termination in the case of a termination for Vacasa’s material breach; and (c) Vacasa consummates a transaction contemplated by an Acquisition Proposal or enters into an alternative acquisition agreement within twelve months following the date of termination. The Merger Agreement also provides that Vacasa will be required to pay Parent a termination fee of $4,500,000 and reimburse Parent for up to $2,000,000 of expenses if (i) Parent terminates the Merger Agreement because the Board (acting on the recommendation of the Special Committee) or the Special Committee makes a Change of Recommendation or (ii) Vacasa terminates the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal.

•
The Merger Agreement also provides that Parent will be required to pay Vacasa a termination fee of $6,000,000 and reimburse Parent for up to $500,000 of expenses if the Merger Agreement is terminated in certain circumstances, including if Parent materially breaches its obligations under the Merger Agreement or fails to close when required under the terms of the Merger Agreement. For further discussion of the rights of the parties to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections of this proxy statement entitled “The Merger Agreement — Termination”, “The Merger Agreement — Company Termination Fee” and “The Merger Agreement — Parent Termination Fee.”

•	Remedies; Specific Performance:
•
If the Merger Agreement is terminated in circumstances where a termination fee is required to be paid, the termination fee and certain associated enforcement costs will be the sole and exclusive remedy of the party required to pay such termination fee and its Affiliates and Representatives pursuant to the Merger Agreement; provided, that liability for such enforcement costs shall not exceed $1,000,000 in the aggregate.

•
Prior to the valid termination of the Merger Agreement, each party is entitled to enforce specifically the terms and provisions of the Merger Agreement, including Vacasa’s right to obtain specific performance of Parent’s obligation to cause Parent to exercise its rights to enforce the obligations of the Equity Financing to be funded as and when required under the Equity Commitment Letter (as defined below) in accordance with terms thereof. Under no circumstances will Parent or Vacasa be permitted or entitled to receive both specific performance that results in the occurrence of the Closing and any monetary damages.

•
If prior to the Outside Date, any party initiates a legal proceeding to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms of the Merger Agreement, then the Outside Date will be automatically extended by (a) the amount of time during which such legal proceeding is pending plus twenty Business Days or (b) such other time period established by the court presiding over such legal proceeding.

Support Agreements (page 133 and Annex C, Annex D and Annex E)
Concurrently with the execution and delivery of the Original Merger Agreement, Parent and Vacasa entered into the support agreements (the “Support Agreements”) with each of (i) the Silver Lake Rollover Stockholders,

(ii) the Riverwood Rollover Stockholders and (iii) the Level Equity Rollover Stockholders, each of which is attached to this proxy statement as Annex C, Annex D and Annex E, respectively. Under the Support Agreements, the Rollover Stockholders have agreed to vote or execute consents with respect to all of their shares of Class A Common Stock and Class B Common Stock, as applicable, in favor of adoption of the Merger Agreement and the approval of the Mergers, subject to certain terms and conditions contained in the Support Agreements. Additionally, pursuant to the Support Agreements, all of the Rollover Shares and Rollover Units held by the Rollover Stockholders will be contributed to Parent in exchange for equity interests in Parent, on the terms and subject to the conditions set forth in the Support Agreements.
As of March 12, 2025, the Rollover Stockholders collectively held 9,178,319 shares of Class A Common Stock and 1,143,871 shares of Class B Common Stock, representing (a) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 44.9% of the outstanding voting power of the Class A Common Stock and (c) 54.0% of the outstanding voting power of the Class B Common Stock. The table below sets forth, as of the date hereof, the percentage of equity ownership in Parent that each of the Filing Parties is expected to hold immediately following the consummation of the Mergers.

Equity Interest in Parent Following the Mergers (%)(1)(2)
Casago Global, LLC	19.87%
TRT Investors 37, LLC(3)	21.51%
MHRE STR II, LLC(4)	21.51%
Roofstock, Inc.	9.93%
Silver Lake Rollover Stockholders	14.60%
Riverwood Rollover Stockholders	7.30%
Level Equity Rollover Stockholders	5.28%
Total	100.00%

(1)
Equity interest percentages do not reflect the potential issuance of units pursuant to a management incentive plan, representing equity interests equal to up to 13% of Parent following the Closing. Additionally, equity interest percentages do not reflect the potential exercise of warrants representing equity interests equal to up to 5% of Parent following the Closing.

(2)
Equity interest percentages have been calculated assuming that no holders of Class A Common Stock or Common Units other than the Rollover Stockholders will roll over their existing Class A Common Stock or Common Units into equity interests in Parent effective immediately following the consummation of the Mergers.

(3)
The equity interest percentage of TRT Investors 37, LLC has been calculated assuming that TRT Investors 37, LLC will not assign any portion of its equity contribution in accordance with the terms of the Equity Commitment Letter.

(4)
The equity interest percentage of MHRE STR II, LLC has been calculated assuming that MHRE STR II, LLC will not assign any portion of its equity contribution in accordance with the terms of the Equity Commitment Letter.

Tax Receivable Agreement Amendment (page 135 and Annex F)
Concurrently with the execution of the Original Merger Agreement, Vacasa, Vacasa LLC, SLP Venice (as defined below) and the TRA Parties (as defined in the Tax Receivable Agreement) who collectively would have been entitled to receive at least a majority of any Early Termination Payments (as defined in the Tax Receivable Agreement) that hypothetically would have been payable to all TRA Parties if an Early Termination (as defined in the Tax Receivable Agreement) were to occur as of the execution of the Merger Agreement (the “Requisite TRA Parties”) entered into the TRA Amendment, which is attached to this proxy statement as Annex F, pursuant to which the parties agreed, among other things, to (i) amend the existing Tax Receivable Agreement such that the Tax Receivable Agreement will automatically terminate effective as of and conditioned upon the Closing and (ii) waive any Early Termination Payment or other amount otherwise payable under the Tax Receivable Agreement (including any amount that would otherwise be payable in connection with the consummation of the Company Merger). If the Merger Agreement is terminated prior to the Closing, the TRA Amendment will not be effective and the Tax Receivable Agreement will remain in full force and effect. From and after the Company Merger Effective Time, no further payments will be made to the TRA Parties pursuant to the Tax Receivable Agreement.
Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger (page 94)
Each of (i) the redemption of Common Units held by U.S. holders (as defined in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units

Redemption and the Company Merger”) in exchange for shares of Class A Common Stock in the Vacasa LLC Units Redemption and (ii) the exchange of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vacasa LLC Units Redemption) held by U.S. holders for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes.
All holders of Common Units, Class B Common Stock and Class A Common Stock are strongly encouraged to consult with their own tax advisors as to the specific tax consequences of the Vacasa LLC Units Redemption, the Company Merger and any related transactions to them in their particular circumstances, including the applicability and effect of any U.S. federal, state or local or non-U.S. tax laws. See the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger.”
Regulatory Approvals (page 98)
Under the HSR Act and the rules promulgated thereunder, the Mergers may not be completed until Vacasa and Parent each files a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (the “DOJ”) and the Federal Trade Commission (the “FTC”), and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a thirty (30)-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms. If the FTC or DOJ issues a request for additional information and documents (which we refer to as the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties agree to delay Closing.
At any time before or after consummation of the Mergers, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust Laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Mergers, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Mergers, any state could take such action under the antitrust Laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties.
Other than discussed above, no material federal or state regulatory approvals, filings or notices are required under the Merger Agreement in connection with the Mergers other than the filing of certificates of merger with the Secretary of State of the State of Delaware at the LLC Merger Effective Time and the Company Merger Effective Time.
Appraisal Rights (page 153)
Pursuant to Section 262 of the DGCL, holders of shares of Company Stock have the right to demand an appraisal of, and be paid the “fair value” of, their shares of Company Stock (as determined by the Delaware Court of Chancery), together with interest, if any, on the amount determined to be the fair value, instead of receiving the Merger Consideration if the Mergers are completed, but only if they strictly comply with the procedures and requirements set forth under Section 262 of the DGCL. The judicially determined fair value under Section 262 could be greater than, equal to or less than the Merger Consideration. In order to exercise your appraisal rights, you must submit a written demand for an appraisal of your shares no later than 20 days after the date of mailing of this proxy statement, which mailing date is [   ], 2025, and precisely comply with other procedures set forth under Section 262 of the DGCL. In addition, even if you comply with such procedures in seeking to exercise your appraisal rights in connection with the Mergers, the Delaware Court of Chancery will dismiss any such appraisal proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (x) the total number of shares of Company Stock entitled to appraisal exceeds 1% of the outstanding shares of Company Stock, or (y) the value of the consideration provided in the Mergers for such total number of shares of Class A Common Stock exceeds $1 million.
For a more complete discussion of these procedures, see the section of this proxy statement entitled “Appraisal Rights” beginning on page 153 and the provisions of Delaware law that grant appraisal rights and govern such procedures. We urge you to read these provisions carefully and in their entirety. Moreover, due to the complexity of the procedures for exercising the right to demand appraisal, stockholders who are considering exercising such rights are encouraged to seek the advice of legal counsel. Failure to comply strictly with all of the requirements of Section 262 of the DGCL may result in loss of the right of appraisal.
Transaction Litigation (page 94)
Lawsuits arising out of the Mergers may be filed in the future. No assurances can be made as to the outcome of such lawsuits, demands or other actions.
Market Information and Dividends (page 144)
Shares of Class A Common Stock are listed on Nasdaq under the trading symbol “VCSA”. As of March 12, 2025, 20,431,937 shares of Class A Common Stock were issued and outstanding, held by 135 stockholders of record. Since the date of the de-SPAC Transaction, we have not paid dividends on outstanding Class A Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend (except for (i) dividends or other distributions by any subsidiary of Vacasa to Vacasa or to any other subsidiary of Vacasa and (ii) distributions in accordance with Section 5.03 of the Vacasa LLC Agreement, to the extent consistent with past practice) between December 30, 2024 and the earlier of the consummation of the Mergers or the termination of the Merger Agreement (in accordance with its terms).

QUESTIONS AND ANSWERS ABOUT THE MERGERS
The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Mergers. These questions and answers may not address all questions that may be important to you as a Vacasa stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement, each of which you should read carefully. You may obtain additional information, which is incorporated by reference in this proxy statement, without charge by following the instructions in “Where You Can Find More Information” beginning on page 162.
Q:	Why did I receive this proxy statement?
A:
On December 30, 2024, Vacasa and Vacasa LLC entered into the Original Merger Agreement which was amended by the Amendment to the Merger Agreement on March 17, 2025. Under the Merger Agreement, Parent will acquire all of the outstanding shares of Class A Common Stock. In order to complete the Mergers, Vacasa’s stockholders must approve the Merger Proposal. This approval is a condition to the consummation of the Mergers. See the section of this proxy statement entitled “The Merger Agreement — Conditions to the Mergers.” The Board is furnishing this proxy statement and form of proxy card to the holders of shares of Class A Common Stock and Class B Common Stock as of the Record Date in connection with the solicitation of proxies of Vacasa’s stockholders to be voted at the Special Meeting.

This proxy statement, which you should read carefully, contains important information about the Mergers, the Merger Agreement, the Special Meeting and the matters to be voted on at the Special Meeting. The enclosed materials allow you to submit a proxy to vote your shares of Class A Common Stock and Class B Common Stock without attending the Special Meeting and to ensure that your shares are represented and voted at the Special Meeting.
Your vote is very important. Even if you plan to attend the Special Meeting, Vacasa encourages you to submit a proxy as soon as possible.
Q:	What is the proposed transaction and what effects will it have on Vacasa?
A:
The proposed transaction is the acquisition of Vacasa and Vacasa LLC by Parent pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived (to the extent waivable under applicable law) and subject to the other terms and conditions in the Merger Agreement, after giving effect to the Rollover, the Vacasa LLC Units Redemption and the Class G Conversions, LLC Merger Sub will merge with and into Vacasa LLC, with Vacasa LLC surviving such merger as a subsidiary of Parent, and Company Merger Sub will merge with and into Vacasa, with Vacasa surviving such merger as a wholly owned subsidiary of Parent and Vacasa LLC indirectly becoming a wholly owned subsidiary of Parent, at which time Vacasa will cease to be a standalone publicly traded company.

Q:	What will I receive if the Mergers are completed?
A:
Upon completion of the Mergers and subject to the terms and conditions in the Merger Agreement, and subject to your compliance, if applicable, with the letter of transmittal delivered to you by the paying agent after Closing as further described under “The Merger Agreement — Surrender and Payment Procedures” beginning on page 109, you will receive $5.30 in cash, without interest and less any required withholding taxes, to the extent applicable, for each share of Class A Common Stock that you own (after giving effect to the Vacasa LLC Units Redemption and the Class G Conversions, and excluding any Rollover Shares), unless you properly exercise, and do not withdraw, waive or fail to perfect, appraisal rights under Section 262 of the DGCL. Upon completion of the Mergers, you will not own any equity in the Surviving Corporation.

Q:	What happens to Company RSUs, Company PSUs, Company Options and Company SARs if the Mergers are completed?
A:	At the Company Merger Effective Time:
•	each Vested Company RSU and Vested Company PSU will automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration;

•
each award of Unvested Company RSUs will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the vesting dates, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms (including any accelerated vesting terms and conditions);

•	each Share Price Company PSU will automatically be canceled without payment therefor;
•
each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration, which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the time-based vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions);

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option;

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration will be canceled without payment therefor; and

•	each Company SAR that is outstanding as of immediately prior to the Company Merger Effective Time will be canceled without payment therefor.
Q:	What am I being asked to vote on at the Special Meeting?
A:	You are being asked to vote on the following proposals:
•	The Merger Proposal: the proposal to adopt the Merger Agreement and to waive any applicable provision of Section 5.1(d) of the Vacasa Charter; and
•
The Adjournment Proposal: the proposal to approve the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q:	When do you expect the Mergers to be completed?
A:
We are working to complete the Mergers as quickly as possible. We currently expect to complete the Mergers promptly after all of the conditions to the Mergers have been satisfied or waived (to the extent waivable under applicable law) and subject to the other terms and conditions in the Merger Agreement. Completion of the Mergers is currently expected to occur in the second quarter of 2025, although Vacasa cannot assure completion by any particular date, if at all.

Q:	What happens if the Mergers are not completed?
A:
If the Mergers are not completed for any reason, stockholders will not receive any payment for their shares of Class A Common Stock in connection with the Mergers. Instead, Vacasa will remain a publicly traded company, and shares of Class A Common Stock will continue to be traded on Nasdaq.

Q:	When and where is the Special Meeting, and who may attend?
A.
The Special Meeting will be held on [    ], 2025, at [    ] Pacific time. You may attend the Special Meeting via a live interactive webcast at [      ]. All holders of Class A Common Stock and Class B Common Stock of record as of the Record Date for the Special Meeting are entitled to attend the Special Meeting.

Q:	Who can vote at the Special Meeting?
A.
All holders of Class A Common Stock and Class B Common Stock of record as of the Record Date for the Special Meeting are entitled to receive notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof. You will have one vote for each share of Class A Common Stock and Class B Common Stock that you owned of record on the Record Date. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the Merger Proposal, without your instructions. If you hold your shares in “street name,” you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

Q:	What vote is required to approve the Merger Proposal?
A:
Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (3) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class.

Q:	What vote is required to approve the Adjournment Proposal?
A:	Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast on the proposal (excluding abstentions and broker non-votes).
Q:	What happens if I fail to vote or abstain from voting on a proposal?
A:
If you (i) are a stockholder of record and fail to submit a validly executed proxy card, grant a proxy over the internet or by telephone, or vote your shares at the Special Meeting, or if you (ii) hold in “street name” and you fail to instruct your broker, bank or other nominee on how to vote your shares, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting, and such failure to vote will have the same effect as voting “AGAINST” the Merger Proposal, but will not have any effect on the outcome of the vote on the Adjournment Proposal (assuming a quorum is present).

With respect to the Merger Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum, but such abstention will have the same effect as voting “AGAINST” the Merger Proposal. With respect to the Adjournment Proposal, if you abstain from voting, your shares will be counted as present for purposes of determining the presence of a quorum and will not have any effect on the outcome of the vote on the Adjournment Proposal.
Q:	What do I need to do now?
A:
We encourage you to read this proxy statement, the annexes to this proxy statement and the documents that Vacasa refers to in this proxy statement carefully and consider how the Mergers affect you. Then, even if you expect to attend the Special Meeting, please grant your proxy electronically over the internet or by telephone (using the instructions found on the proxy card), or sign, date and return by mail, as promptly as possible, the enclosed proxy card, so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction form provided by your bank, broker or other nominee for information on how to vote your shares.

Q:	Did the Board approve and recommend the Merger Agreement?
A:
Yes. After careful consideration, the Board (acting on the unanimous recommendation of the Special Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa, and (v) recommended that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement. For a discussion of the factors that the Board considered in determining to approve and recommend the Merger Agreement, please see “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers” beginning on page 68.
Q:	How does the Board recommend that I vote?
A:	The Board, acting upon the unanimous recommendation of the Special Committee, recommends that you vote:
•	“FOR” the approval of the Merger Proposal; and
•	“FOR” the approval of the Adjournment Proposal.
Q:	What happens if I sell my shares before completion of the Mergers?
A:
If you transfer your shares of Class A Common Stock before consummation of the Mergers, you will have transferred the right to receive the Merger Consideration and lose your appraisal rights. In order to receive the Merger Consideration or exercise appraisal rights, you must hold your shares through the Company Merger Effective Time.

Q:	What happens if I sell my shares before the Special Meeting?
A:
The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of Class A Common Stock or Class B Common Stock after the Record Date but before the Special Meeting, you will, unless the transferee requests a proxy from you, retain your right to vote at the Special Meeting.

Q:	How can I vote?
A:
If you are a stockholder of record (that is, if your shares of Class A Common Stock or Class B Common Stock are registered in your name with Continental Stock Transfer & Trust Company, Vacasa’s transfer agent), there are four ways to submit a proxy or vote:

•	by visiting the internet address on your proxy card and following the instructions;
•	by calling the toll-free (within the United States or Canada) phone number on your proxy card and following the instructions;
•	by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or
•	by attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of Class A Common Stock or Class B Common Stock and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote electronically over the internet or by telephone. Although there is no charge for submitting a proxy to vote your shares, if you submit a proxy to vote electronically over the internet or by telephone, you may incur costs such as internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting, you are strongly encouraged to submit a proxy to vote your shares of Class A Common Stock or Class B Common Stock in advance of the Special Meeting. If you are a stockholder of record or if you provide a “legal proxy” to vote shares that you beneficially own, you may vote your shares of Class A Common Stock or Class B Common Stock at the Special Meeting even if you have previously voted by proxy. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the internet or by telephone. To submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting instruction form provided by your bank, broker or nominee. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Q:	What is a proxy?
A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of Class A Common Stock or Class B Common Stock The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Class A Common Stock or Class B Common Stock is called a “proxy card.” You may follow the instructions on the proxy card to designate a proxy by telephone or by the Internet in the same manner as if you had signed, dated and returned a proxy card.

Q:	May I change my vote after I have submitted my proxy card?
A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:
•	submitting another validly executed proxy card with a later date and returning it to Vacasa prior to the Special Meeting;
•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;
•	delivering a written notice of revocation to Vacasa’s Chief Legal Officer; or
•	attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
If you hold your shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Q:	How do I surrender my book-entry shares of Class A Common Stock held by Vacasa’s transfer agent, Continental Stock Transfer & Trust Company?
A:
Parent will direct the payment agent to mail to each holder of record of book-entry shares of Class A Common Stock instructions for use in effecting the surrender of such book-entry shares in exchange for the Merger Consideration. Upon the payment agent’s receipt of an “agent’s message” (or such other evidence as the payment agent may reasonably request), the holder of such book-entry shares will be entitled to receive the Merger Consideration.

Q:	What happens to my shares of Class A Common Stock held by my broker?
A:
Your broker generally will handle cashing out all shares of Class A Common Stock that you hold in your brokerage account after the Closing has occurred. You should direct any specific questions on this to your broker.

Q:	Are the Mergers subject to the fulfillment of certain conditions?
A:
Yes. Before the Mergers can be completed, Vacasa, Vacasa LLC, Parent and Merger Subs must fulfill or, if legally permissible, waive several closing conditions. If these conditions are not satisfied or waived (to the extent waivable under applicable law), the Mergers will not be completed. See the section in this proxy statement entitled “The Merger Agreement—Conditions to the Mergers” beginning on page 125.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Merger Consideration for my shares?
A:
Yes. Under Section 262 of the DGCL, stockholders are entitled to exercise appraisal rights in connection with the Mergers with respect to their shares of Class A Common Stock if they meet certain conditions and comply with the applicable statutory procedures for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights. See the section in this proxy statement entitled “Appraisal Rights” beginning on page 153.

Q:	What happens if a third party makes an offer to acquire Vacasa before the Mergers are completed?
A:
If prior to obtaining the Company Stockholder Approvals, Vacasa or any of its Representatives receives a bona fide, written Acquisition Proposal, then in response to such Acquisition Proposal, Vacasa may engage in or otherwise participate in discussions or negotiations with such person or group and its representatives if the Board (acting on the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal constitutes or is reasonably expected to result in a Superior Proposal (as defined below) and that the failure to take such action would reasonably be expected to be inconsistent with Vacasa’s directors’ fiduciary duties under applicable law (as further described in “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes” beginning on page 117).

If the Board determines that an Acquisition Proposal constitutes a Superior Proposal, then, subject to certain matching rights of Parent, Vacasa may terminate the Merger Agreement to enter into an alternative acquisition agreement providing for a Superior Proposal, in which case Vacasa must pay Parent a termination fee of $4,500,000 and reimburse Parent for up to $2,000,000 of expenses concurrently with, and as a condition to, the termination of the Merger Agreement. For more information, please refer to “The Merger Agreement — Termination” beginning on page 107.
Q:
What are the material U.S. federal income tax consequences of the Vacasa LLC Units Redemption and the Company Merger to U.S. holders of Common Units (and corresponding shares of Class B Common Stock) and shares of Class A Common Stock?

A:
Each of (i) the redemption of Common Units held by U.S. holders (as such term is defined in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger”) in exchange for shares of Class A Common Stock in the Vacasa LLC Units Redemption (as defined below) and (ii) the exchange of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vacasa LLC Units Redemption) held by U.S. holders for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes. All holders of Common Units (and corresponding shares of Class B Common Stock) and holders of shares of Class A Common Stock are strongly encouraged to consult with their own tax advisors as to the specific tax consequences of the Vacasa LLC Units Redemption, the Company Merger and any related transactions to them in their particular circumstances, including the applicability and effect of any U.S. federal, state or local or non-U.S. tax laws. See the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger.”

Q:	Where can I find more information about Vacasa?
A:
Vacasa files periodic reports, proxy statements and other information with the SEC. This information is available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 162.

Q:	Who can help answer my other questions?
A:
If you have any questions concerning the Mergers, the Special Meeting or this proxy statement, would like additional copies of the accompanying proxy statement or need help submitting your proxy or voting your shares, please contact Vacasa’s proxy solicitor:

Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022

Bank and Brokers Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: VCSA@investor.sodali.com

SPECIAL FACTORS
Background of the Mergers
The following chronology summarizes the key meetings and events that led to the execution of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board, the Special Committee or the representatives of Vacasa and other parties.
Vacasa was incorporated on July 1, 2021, under the laws of the State of Delaware as a wholly owned subsidiary of Vacasa LLC for the purpose of consummating the de-SPAC Transaction. On December 6, 2021, the Company consummated the business combination pursuant to that certain business combination agreement, dated as of July 28, 2021, and merged with TPG Pace Solutions Corp., a special purpose acquisition company, with the Company continuing as the surviving entity. On December 7, 2021, the Company’s Class A Common Stock began to trade publicly on Nasdaq under the symbol “VCSA”.
In the years following the de-SPAC Transaction, the Company experienced difficulties in its business and its financial position and results of operations began to deteriorate. The Company’s stock price dropped by approximately 96% from the date on which the de-SPAC Transaction was announced through the end of 2023. In October 2023, in order to maintain compliance with Nasdaq eligibility listing standards, the Company effected a 1-for-20 reverse stock split.
Throughout this period, as part of the Company’s ongoing consideration and evaluation of its long-term strategic goals and plans, the Board, Company management and the Company’s advisors periodically reviewed, considered and assessed the Company’s operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review included, among other matters, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives.
In October and November of 2023, the Company engaged in introductory discussions with various third parties who had expressed an interest in exploring potential strategic opportunities and transactions with the Company, including two investment firms, Party A and Party B.
On November 17, 2023, in light of the discussions with Party A and Party B and in light of the Board’s ongoing consideration of the Company’s ability to operate on a standalone basis, the Board approved the formation of the Strategy and Finance Committee of the Board (the “S&F Committee”), to, among other things, (i) assist the Board in its oversight of the Company’s long-term strategy, risks and opportunities relating to such strategy, major financial objectives, strategic and operating plans and actions, (ii) review and evaluate potential mergers, acquisitions, divestitures, partnerships, joint ventures, financings and other strategic transactions outside the ordinary course of the Company’s business and make recommendations to the Board with respect to such potential transactions, (iii) review with Company management the key issues and external developments impacting the Company’s strategy, (iv) review, and provide guidance to Company management and the Board with respect to the Company’s evaluation of strategic transactions, assist Company management and the Board with the identification of strategic transaction opportunities, and consider and make recommendations to the Board with respect to strategic transactions, and (v) review proposed financing transactions by the Company, including the issuance of debt or equity securities, debt and equity financing alternatives, guarantees of indebtedness or securities by the Company. The Board appointed current directors Joerg Adams, Ryan Bone, Jeffrey Parks and Karl Peterson as members of the S&F Committee.
Company management briefed the S&F Committee on the discussions with Party A and Party B during S&F Committee meetings in November and December of 2023. Over the next several months, the Company continued to engage with Party A and Party B, executed confidentiality agreements with Party A and Party B (each of which included customary standstill and fall-away provisions but not a “don’t ask, don’t waive” provision) and held due diligence sessions with each of Party A and Party B.
In December 2023, in light of the ongoing discussions with Party A and Party B, Company management contacted PJT Partners and a second investment bank to preliminarily explore their capabilities and experience advising companies and their boards of directors in strategic transactions. On December 15, 2023, at a video meeting of the S&F Committee, Company management briefed the S&F Committee on its discussions with PJT Partners and the second investment bank and the S&F Committee directed Company management to facilitate an introductory meeting between the S&F Committee and each of the potential financial advisors, with a view to potentially engaging a financial advisor to assist the Board in reviewing the Company’s potential strategic alternatives to maximize stockholder value. During the course of its engagement, PJT Partners provided the Company with written disclosure regarding the extent of its relationships with the Company and other relevant parties, and updated such disclosure, as appropriate. Also in late 2023, the Company engaged Alix Partners LLP (“AlixPartners”) to assist in an organizational effectiveness and efficiency review of the Company.
On January 4, 2024, Party A informed Company management that it had paused its consideration of a potential strategic transaction with the Company due, in part, to risks relating to the transformation of the Company’s operations and business model to be substantially more locally focused and operationalized.
On January 12, 2024, a video meeting of the S&F Committee was held with members of Company management in attendance. During the meeting, the S&F Committee instructed Company management to continue to engage with Party B to explore potential transactions involving Party B, as well as other potentially interested parties.
In the early months of 2024, the Board met multiple times and discussed the Company’s financial status and emerging industry trends. At the January 23, 2024 video meeting of the Board, Company management presented the outlook for the Company for 2024, noting that volatile demand in the short-term rental market and elevated rental unit churn at the outset of the first fiscal quarter of 2024 were creating a challenging environment for the Company.
At a video meeting of the Board on February 8, 2024, Company management presented the early 2024 trends in the Company’s business and performance, noting that the Company’s January net revenue intakes were significantly lower than expected as a result of market and channel softness, a slower than expected ramping of new home cohorts and various technical issues. Company management also discussed with the Board its proposed plans to initiate a workforce restructuring to reduce overhead costs and cash expenditure, subject to Board approval. Following actions taken by Company management in response to lower than anticipated net revenue intakes, the business showed some signs of stabilization during the remainder of February 2024.
On February 28, 2024, the Company released its earnings results for the fourth quarter of 2023, reporting that, despite driving efficiencies throughout its business and reductions in its cost structure, the Company had experienced a significant decline in year-over-year financial results. The Company also announced a workforce restructuring in conjunction with the release of its fourth quarter 2023 financial results. In the weeks following the Company’s earnings release, the Company’s stock price declined approximately 44%, from $11.26 per share at the close of trading on February 28, 2024, to $6.30 per share at the close of trading on March 14, 2024. Company management began to believe that the bookings weakness experienced at the start of the year was likely to persist through the remainder of 2024, putting significant pressure on the Company’s revenue per home and profitability.
On March 7, 2024, the Board held an in-person meeting with members of Company management and representatives of Latham & Watkins, LLP (“Latham”), the Company’s outside legal counsel, in attendance. During the meeting, Company management noted recent increased downward pressure on the Company’s key financial and operational metrics resulting from market conditions, including increasing unit supply, flat demand, industry trends following the COVID-19 pandemic and elevated unit churn levels. In light of these conditions and the significant risks posed to achieving the Company’s 2024 operating plan, Company management presented a set of potential strategic alternatives for the Company, including continuing as a public company with its current business strategy, accelerating the transformation of the Company’s operations and business model to be substantially more locally focused and operationalized and seeking a strategic partner or buyer for the business. Additionally, the Board reviewed PJT Partners’ credentials, which highlighted PJT Partners’ substantial experience advising on strategic transactions within the real estate and technology industries. The Board also reviewed and considered PJT Partners’ written relationship disclosures. Following the Board’s review of PJT Partners’ credentials and relationship disclosures, the Board approved engaging PJT Partners as the Company’s independent financial advisor to assist the Company in identifying and evaluating potential strategic alternatives.
On March 18, 2024, the S&F Committee held a video meeting with members of Company management and representatives of PJT Partners in attendance. Company management informed the S&F Committee that its recommendation was for the Company to continue to explore strategic transaction alternatives with interested parties, as well as potential capital raising options, with the assistance of PJT Partners. Company management also noted to the S&F Committee that it was developing a business transformation alternative in parallel. The S&F Committee requested that Company management commence work on exploring strategic transaction alternatives as quickly as practicable, with outside legal counsel as needed. On March 21, 2024, the Company entered into an engagement letter with PJT Partners pursuant to which PJT Partners would serve as the Company’s financial advisor in connection with assessing a possible sale of the Company (the “Original PJT Partners Engagement Letter”).
In light of business and industry developments over the prior several months and following further discussions, after considering the recommendation of Company management, in March 2024, the Board took certain actions towards initiating a strategic transaction review process and directed PJT Partners to conduct outreach to potential counterparties seeking proposals for an acquisition of the Company. Company management also continued planning the acceleration of the Company’s business model transformation to further localize the management and operation of the Company’s business in its geographic markets and substantially reduce its corporate footprint. As directed by Company management, representatives of PJT Partners and the Company initially reached out to 16 potential counterparties that the Company believed would be most likely to have an interest in a potential strategic transaction, including financial sponsors and potential strategic acquirors, to gauge interest. Of those 16 potential counterparties, 15 parties executed confidentiality agreements to receive non-public information about the Company, all of which included customary standstill and fall-away provisions and none of which included a “don’t ask, don’t waive” provision.
At an April 12, 2024 video meeting of the Board, with members of Company management and representatives of Latham in attendance, Company management provided a 2024 budget forecast and informed the Board that the Company’s 2024 revenue was projected to decline by 15% as compared to the Company’s 2023 revenue, due primarily to a decline in average daily rates and number of units under management. Company management outlined potential business transformation steps and additional cost and workforce actions the Company could pursue to restructure the business, as well as the significant risks associated therewith. Representatives of PJT Partners also discussed with the Board the financial situation of the Company and the possibility of executing a capital raise transaction in parallel with a potential sale of the Company, in light of the Company’s business challenges and potential near-term need of capital.
On April 22, 2024, Davidson Kempner filed a Schedule 13D report reflecting 9.43% beneficial ownership of the Class A Common Stock of the Company. The Company had held periodic ordinary course discussions based on publicly available information with Davidson Kempner in its capacity as an existing stockholder of the Company since August 2023.
Also on April 22, 2024, the Board, with representatives of Latham in attendance, met by video and received a report from Company management that, while the first quarter of the year was typically the strongest for cash generation, the Company had not built cash as expected in the first quarter of 2024 and that Company management was monitoring this trend and its implications closely. Company management presented a projected free cash flow scenario and informed the Board that the Company was projected to have negative cash available at the end of the 2025 fiscal year. The Board also reviewed a preliminary proposal received from Davidson Kempner for a convertible private investment in public equity (“PIPE”) capital raising transaction. The Board reviewed the benefits and considerations of a draw on the revolving credit facility versus a capital raise transaction. The Board instructed Company management to further explore the Davidson Kempner convertible PIPE transaction proposal.
In late April 2024, Company management sought to more formally evaluate its options around liquidity management and began discussions with restructuring advisers at Kirkland & Ellis LLP (“K&E”) and AlixPartners to advise the Company in this regard.
On May 2, 2024, the Board held a video meeting with members of Company management and representatives of each of Latham, K&E and PJT Partners in attendance. During the meeting, the Board discussed timelines for a potential convertible PIPE transaction with Davidson Kempner and the impacts such a transaction was projected to have on the Company’s liquidity, as well as dilution to the Company’s stockholders. The Board also considered various scenarios for drawing on the Company’s revolving credit facility and assessed the potential impact on the Company’s business and liquidity sources if the Company’s external auditors were to conclude that there was substantial doubt as to the Company’s ability to continue as a going concern (a “going concern qualification”). Following the Board meeting, in early May 2024, the Company began to negotiate a term sheet with Davidson Kempner regarding a PIPE transaction.
On May 7, 2024, the Board held a video meeting with members of Company management and representatives of each of Latham, K&E and PJT Partners in attendance. During the meeting, Company management delivered a report on the Company’s first quarter financial results, noting that net revenue did not meet projections in part due to lower than anticipated occupancy rates and expected average daily rates, as well as certain technical problems with channel partners. At this meeting, Company management recommended, and the Board approved, the draw of up to the full amount of the Company’s remaining capacity under its revolving credit facility, in an effort to shore up the Company’s liquidity.
On May 9, 2024, the Company released its earnings results for the first quarter of 2024. In connection with the Company’s earnings release, the Company issued a public stockholder letter announcing that the Company’s financial results continued to decline on a year-over-year basis, and that the Company would be implementing a reorganization that would result in a reduction of approximately 13% of the Company’s workforce. Also on May 9, 2024, the Company held a quarterly earnings call and informed investors that the Company had a difficult start in the first quarter of 2024 and that the short-term rental industry was continuing to adjust to softening demand for domestic, non-urban vacation rentals, as well as to increases in the supply of short-term rental units. The Company explained that the bookings weakness experienced during the start of the year was likely to persist through the remainder of 2024 and would put pressure on the Company’s revenue per home and profitability. The Company also announced that on May 8, 2024, the Company had drawn down substantially all of the remaining amount available under its revolving credit facility. Following the release of the Company’s first quarter earnings, the Company’s stock price traded down approximately 40%, from $6.97 per share at the close of trading on May 8, 2024, to $4.16 per share at the close of trading of May 17, 2024.
On May 16, 2024, the Board held a video meeting with members of Company management and representatives of each of Latham and PJT Partners in attendance. Representatives of PJT Partners provided an update to the Board regarding the Company’s strategic transaction review process, including preliminary feedback from potential counterparties. Additionally, representatives of PJT Partners provided an update with respect to ongoing negotiations with Davidson Kempner regarding the terms of a potential PIPE transaction. Also during the meeting, Company management reviewed with, and received input from, the Board on a long-range financial plan of the Company prepared by management.
On May 24, 2024, the Board held a video meeting with members of Company management and representatives of PJT Partners in attendance. During the meeting, Company management noted that the potential for the Company to receive a going concern qualification in connection with reporting its second quarter of 2024 financial results was increasing, in light of ongoing market softness and its impact on the Company’s business, and that concluding a capital raise transaction as soon as practicable would strengthen the Company’s balance sheet and mitigate that risk. The Board directed that the Company continue to pursue a PIPE transaction with Davidson Kempner. The Board also reviewed an updated long-range financial plan of the Company, which was updated by management as of May 21, 2024 following input from the Board at the May 16th Board meeting.
On May 26, 2024, the Board held another video meeting with members of Company management in attendance. During the meeting, Company management presented a business update describing how the Company’s performance in the month of May fell short of projections and that the business continued to be adversely affected by platform and other technical issues with its channel partners.
On May 28, 2024, a process letter was made available through a virtual data room, noting that initial proposals with respect to the Company’s change-of-control process were due on June 3, 2024.
On May 31, 2024, the Board held a video meeting with members of Company management and representatives of each of Latham and PJT Partners in attendance. During the meeting, Company management indicated that the Company had performed below forecast in May and that the financial projections for the final months of 2024 were weak. Company management communicated that bookings also continued to be adversely affected by technical issues with its channel partners that were unlikely to improve in the near term. Additionally, representatives of PJT Partners provided an update to the Board regarding the terms of the potential PIPE transaction with Davidson Kempner. The Board requested Company management continue to negotiate the PIPE transaction with Davidson Kempner and authorized the Company’s management to enter into a non-binding term sheet with Davidson Kempner, substantially on the terms presented, provided that exclusivity be no longer than 15 days.
On June 3, 2024, the Company and Davidson Kempner entered into a non-binding term sheet with respect to a potential private placement of securities (the “DK Term Sheet”), which provided for (i) an initial $50 million investment by Davidson Kempner through a convertible note, (ii) the possibility of funding an additional $25 million upon the mutual consent of Davidson Kempner and the Company and (iii) a 15-day exclusivity period with respect to private placements of securities that would expire on June 17, 2024.
On June 4, 2024, the Company also entered into a confidentiality agreement with Davidson Kempner, which included customary standstill and fall-away provisions but not a “don’t ask, don’t waive” provision.
During the week of June 3, 2024, the Company received four preliminary non-binding indications of interest with respect to a potential acquisition of the Company, a proposal from each of (i) Party C, which provided for an acquisition of the Company at a price of $7.00 per share; (ii) Party D, which provided for an acquisition of the Company at a price of $9.50 per share, (iii) Party E, which provided for an acquisition of the Company at a price of $9.00 per share; and (iv) Party F, which provided for an acquisition of the Company at a price of $5.00 per share. Additionally, that same week, Party G and Party M, neither of whom ever submitted a proposal, each expressed interest in submitting a proposal in the future.
In early June 2024, representatives of Party B notified representatives of PJT Partners that it was no longer interested in pursuing a potential strategic transaction that could result in a change of control of the Company (an “M&A Transaction”) and was withdrawing from the M&A Transaction process due, in part, to concerns regarding the Company’s unit churn. PJT Partners promptly communicated this to the Company.
On June 13, 2024, the Board, after conferring with Latham, determined to form a special committee of independent directors of the Board, given that one or more of the proposals received the week of June 3, 2024 would likely require one or more of the Company’s three largest stockholders, Silver Lake, Riverwood, and Level Equity (the “Significant Existing Stockholders”), to roll all or a portion of their equity interests in the Company in order to consummate a transaction, which could result in an actual, potential or perceived conflict, and the Board accordingly believed it had become appropriate to establish a special committee of independent directors of the Board. The next day, the Board and Audit Committee of the Board adopted joint resolutions by unanimous written consent, which, among other things, (i) formed the Special Committee), consisting of three directors, Chad Cohen, Barbara Messing and Karl Peterson, each of whom the Board believed to (a) be independent from and have no material relationship (business, familial or otherwise) with potentially conflicted parties that would impair his or her ability to independently consider a strategic transaction, and (b) have no material interest in any strategic transaction that is different from, or in addition to, the unaffiliated stockholders of the Company and (ii) provided the Special Committee with the authority to assist the Board in fulfilling its responsibilities relating to the evaluation and, if appropriate, negotiation and recommendation of (a) an M&A Transaction and (b) a potential private placement of securities (a “PIPE Transaction” and, collectively with the strategic transaction identified in clause (a) and any other strategic alternative identified by the Special Committee, the “Potential Transactions” and each, a “Potential Transaction”). The Board authorized the Special Committee to (i) review, evaluate, investigate, pursue and negotiate (or oversee and direct the review, evaluation, investigation, pursuit and negotiation of) the structure, form, conditions and terms of any Potential Transaction and of any definitive agreements in connection therewith, (ii) meet with Company management, members of the Board and outside advisors engaged by the Company or the Special Committee as determined to be reasonable and appropriate by the Special Committee, (iii) make a determination as to whether such Potential Transaction (and any definitive agreements with respect to such Potential Transaction) is fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iv) if the Special Committee deems appropriate, recommend to the Board (for or against) the approval of such Potential Transaction, the execution and delivery of the definitive documentation providing for such Potential Transaction and, if applicable, the approval of such Potential Transaction to the stockholders of the Company. Additionally, the Board authorized the Special Committee to engage, on commercially reasonable terms, advisors and agents, including financial and legal advisors, as the Special Committee, in its sole discretion, deemed necessary or appropriate to fulfill its duties.

The Board further resolved not to approve any Potential Transaction or authorize the execution and delivery of the definitive documentation providing for any Potential Transaction without a prior favorable recommendation of such Potential Transaction by the Special Committee to the Board.
On June 15, 2024, the Special Committee held its initial video meeting with members of Company management and representatives of Vinson & Elkins L.L.P. (“V&E”) in attendance. During this meeting, the Special Committee (i) appointed Mr. Peterson as Chairman of the Special Committee and (ii) determined to engage V&E as its independent legal counsel, based on Mr. Peterson’s prior positive experiences with V&E, V&E having no material relationships with any of the Significant Existing Stockholders, and the Special Committee’s consideration of V&E’s experience representing public company boards and committees in similar strategic transaction review processes. Representatives of V&E then reviewed the delegation of authority granted by the Board to the Special Committee and the Special Committee’s fiduciary duties in connection with the delegation and any Potential Transaction. The Special Committee discussed asking PJT Partners to serve as the Special Committee’s financial advisor, as opposed to the Company’s financial advisor, with respect to any Potential Transaction on a go-forward basis. The Special Committee, with the advice of V&E, considered the benefits of engaging PJT Partners as its financial advisor, including (i) the experience and qualifications of PJT Partners relating to special committee assignments, (ii) PJT Partners’ experience and familiarity with the Company’s strategic alternatives review process to date, (iii) the likely delay and potentially significant incremental costs to the Company, particularly at a time when the Company’s liquidity situation was facing significant challenges and uncertainties, that would result from the Special Committee engaging a new financial advisor separate from and in addition to PJT Partners as the Company’s financial advisor and (iv) the Special Committee’s review of PJT Partners’ written relationship disclosures. After consideration, the Special Committee preliminarily determined to seek to engage PJT Partners as the Special Committee’s financial advisor (and end PJT Partners’ engagement as the Company’s financial advisor).
On June 17, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. The Special Committee reviewed PJT Partners’ revised written relationship disclosures that had been previously submitted to the Special Committee and determined that none of PJT Partners’ prior engagements nor the fees PJT Partners received in connection with such transactions appeared to be material, and that it was in the best interests of the Company and the Unaffiliated Stockholders to have PJT Partners be engaged as the Special Committee’s financial advisor, as opposed to the Company’s financial advisor, on a go-forward basis. Engagement letters for the PIPE Transaction and M&A Transaction were ultimately executed between PJT Partners and the Special Committee on August 2, 2024 and October 21, 2024, respectively. The Special Committee also received a presentation by representatives of PJT Partners which included an overview of the business and economic terms of four non-binding indications of interest received from Party C, Party D, Party E and Party F in the M&A Transaction process. Following discussion, the Special Committee directed PJT Partners to continue to engage with all four potential counterparties as well as any other potentially interested parties, including Party G. The Special Committee also approved extending the exclusivity period with Davidson Kempner with respect to the PIPE Transaction by an additional ten days, to June 27, 2024. During this meeting, the Special Committee also adopted communications guidelines for the M&A Transaction process, which directed all members of Company management, as well as PJT Partners and V&E, to share information related to the M&A Transaction process with the full Board only as and when approved by the Special Committee.
On June 18, 2024, a representative of the Company introduced representatives of PJT Partners to a representative of Casago International, LLC (“Casago International”).
On June 27, 2024, the Company entered into a confidentiality agreement with Casago International, which confidentiality agreement included customary standstill and fall-away provisions and did not include a “don’t ask, don’t waive” provision. The Company subsequently provided Casago International and its representatives with access to a virtual data room.
On June 28, 2024, a representative of Davidson Kempner contacted a representative of PJT Partners and reconfirmed Davidson Kempner’s interest in pursuing a PIPE Transaction on the terms set forth in the DK Term Sheet for a $50 million investment, with the possibility of funding an additional $25 million upon mutual consent of Davidson Kempner and the Company, and asked to extend the exclusivity period by an additional ten days. Representatives of PJT Partners promptly updated the Special Committee in regards to Davidson Kempner’s interest. On the same day, the term of the Davidson Kempner exclusivity agreement was extended to July 9, 2024, upon the request of Davidson Kempner.
On July 1, 2024, representatives of Davidson Kempner and, at the request of the Special Committee, representatives of PJT Partners, held a call to discuss the open business terms of the PIPE Transaction. During the call, Davidson Kempner requested that the convertible notes include certain financial performance covenants related to the Company maintaining a minimum number of units under management and minimum EBITDA levels, and proposed a covenant limiting the Company’s ability to incur indebtedness, all of which terms would necessitate an amendment to the Company’s existing credit facility.
On July 2, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the meeting, the Special Committee discussed the PIPE Transaction and the ongoing negotiations with Davidson Kempner, including the open business terms and the Credit Agreement amendments that would be required in connection with the PIPE Transaction. Representatives of V&E reviewed with the Special Committee the conversion features of the convertible notes and their implications from a governance and fiduciary duty perspective, including the conversion cap that would limit Davidson Kempner from converting an amount of debt into equity that would result in Davidson Kempner owning more than 40% of the Company’s equity to avoid implicating a “Change in Control” under the Company’s credit facility. Representatives of V&E also reviewed with the Special Committee the key terms of the bid draft Merger Agreement for the M&A Transaction, including that the draft (i) contemplated that the Tax Receivable Agreement would be amended concurrently with the execution of the Merger Agreement to terminate the Tax Receivable Agreement and eliminate the early termination payment owed thereunder upon the closing of an M&A Transaction (the “TRA Amendment”), (ii) provided that the Company would have a 45-day “go-shop” period to solicit other offers to sell the Company and (iii) was not conditioned on the approval of a majority of the Unaffiliated Stockholders. The members of the Special Committee, together with Company management and its advisors, discussed the potential benefits and drawbacks of including a potential closing condition on the approval of a majority of the Unaffiliated Stockholders, before concluding that, given the relatively small market capitalization of the Company and the nature of its stockholder base, a closing condition on the approval of a majority of the Unaffiliated Stockholders could result in the need for an extended solicitation period to obtain stockholder approval at a time when the Company was focused on its liquidity and increase the risk of an M&A Transaction not being consummated even if the Special Committee had determined it to be in the best interest of the Unaffiliated Stockholders and a majority of the Unaffiliated Stockholders holding long positions were in favor of the M&A Transaction. Representatives of PJT Partners reviewed the financial terms and representatives of V&E reviewed the legal terms of the proposed TRA Amendment and the proposed process for obtaining the consents necessary to approve the TRA Amendment, which required approval by the TRA parties who collectively would be entitled to receive at least a majority of any early termination payments that would be hypothetically payable to all TRA parties. During this meeting, Mr. Peterson and Mr. Cohen, each of whom were, individually or through affiliated vehicles, parties to the Tax Receivable Agreement, confirmed they would in their individual capacities consent to the proposed TRA Amendment and any waiver of the change of control payment under the Tax Receivable Agreement in connection with an M&A Transaction. For additional information regarding the TRA Amendment, please see the section entitled “Special Factors—Interests of Our Directors and Executive Officers in the Mergers—Tax Receivable Agreement.”
On July 3, 2024, the Board held a special video meeting with members of Company management and representatives of each of K&E, PJT Partners and AlixPartners in attendance. The Board received liquidity forecasts on the Company’s potential decline in liquidity in subsequent months and updates on the Company’s performance, available cash flow, and liabilities, including the possibility that, if the Company were not able to increase its liquidity through a PIPE Transaction or otherwise obtain waivers of compliance with the liquidity and revenue covenants under the Credit Agreement, the Company could receive a going concern qualification from its auditors as early as the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. At the direction of the Special Committee, representatives of PJT Partners provided an update to the Board as to negotiations with respect to the PIPE Transaction and the general status of the strategic transaction review process with respect to a potential M&A Transaction. Upon the Special Committee’s recommendation, given the significant risks that a going concern qualification would present to the Company and the significant likelihood that a definitive agreement for an M&A Transaction would not be executed until the middle of the third quarter of 2024 at the earliest, the Board authorized Company management to negotiate with the Company’s lenders under the Credit Agreement with respect to a potential amendment of the liquidity and revenue covenants thereof and, in the event negotiations related to the PIPE Transaction were successfully completed, the PIPE Transaction.
Over the next week, at the direction of the Special Committee, representatives of Latham and representatives of Davidson Kempner’s legal counsel, Dechert LLP (“Dechert”), held several calls to discuss and negotiate the terms of a potential PIPE Transaction.
On July 9, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E, Latham and PJT Partners in attendance to discuss the potential PIPE Transaction. The Special Committee discussed Davidson Kempner’s expressed concerns regarding potential downside risks associated with the PIPE Transaction and the possibility that Davidson Kempner may not ultimately proceed with the PIPE Transaction on terms satisfactory to the Company or at all. The Special Committee discussed responses to address Davidson Kempner’s concerns and also discussed potential alternatives to the potential PIPE Transaction with Davidson Kempner given the increasing likelihood of receiving a going concern qualification in connection with the Company’s upcoming Quarterly Report on Form 10-Q filing for the quarter ended June 30, 2024 in August absent an infusion of capital, and the fact that the exclusivity period with Davidson Kempner was scheduled to expire later that day. The Special Committee then directed PJT Partners to solicit interest from all other third parties who had both sufficient familiarity with the Company and access to capital such that it would be reasonably possible for them to consummate a PIPE Transaction prior to August 8, 2024, the expected date of the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The parties identified as being knowledgeable enough about the Company to potentially participate in a PIPE Transaction on such a timeline included each of the Significant Existing Stockholders. The Special Committee also instructed its advisors and Company management to continue to progress negotiations regarding the potential PIPE Transaction with Davidson Kempner. The Special Committee then discussed contingency planning in the situation that no capital raising transaction was completed. The Special Committee also directed PJT Partners and Company management, with the assistance of the Company’s finance counsel at Latham, to engage with JPMorgan Chase Bank N.A. (“JPM”) promptly to seek a waiver of, and an amendment to, the liquidity and revenue covenants under the Company’s credit facility, regardless of whether a PIPE Transaction occurred (the “Credit Facility Amendment”). At the request and with the authorization of the Special Committee, over the next several weeks, representatives of Silver Lake assisted with the negotiations with JPM regarding the Credit Facility Amendment.
On July 9, 2024, the term of the Davidson Kempner exclusivity agreement expired and was not extended.
In the days following the expiration of exclusivity with Davidson Kempner, at the direction of the Special Committee, representatives of PJT Partners contacted each of the Significant Existing Stockholders and Party D, Party H and Party L, three potential participants in the M&A Transaction, to inquire as to whether they would be interested in participating in a PIPE Transaction on terms substantially similar to those negotiated with Davidson Kempner. None of the contacted parties were interested in pursuing a PIPE Transaction on terms substantially similar to those negotiated with Davidson Kempner, which feedback PJT Partners promptly communicated to the Special Committee.
Over the next several weeks, members of Company management and representatives of each of PJT Partners and Latham engaged in a series of discussions and negotiations with JPM regarding the potential Credit Facility Amendment. In addition, such parties continued to negotiate the terms of a potential PIPE Transaction with Davidson Kempner and Dechert.
On July 15 and July 16, 2024, representatives of Casago International held introductory meetings with representatives of each of TRT Holdings, Inc. (“TRT”) and Miramar Holdings, L.P. (“Miramar”) to have high-level discussions regarding the potential M&A Transaction. During these meetings, representatives of Casago International made their initial proposal to representatives of each of TRT and Miramar to have TRT and Miramar participate in the potential M&A Transaction. Representatives of each of TRT and Miramar verbally expressed interest in participating in the potential M&A Transaction, subject to further due diligence review.
On July 15, 2024, the bid draft of the Merger Agreement, and on July 16, 2024, a second process letter, were made available to each of Party C, Party D, Party E and Party F via the Company’s virtual data room. The process letter provided that check-in bids were due on July 19, 2024 and final bids were due on August 5, 2024.

That same day, each of Party D and Party E informed representatives of PJT Partners that it was no longer interested in acquiring the Company and withdrew from the M&A Transaction process. Party D and Party E each indicated they were withdrawing from the process, in part, due to risks relating to the Company’s business transformation, integration complexity and the probability that incremental capital would be required to fund the Company’s ongoing working capital needs. During the respective conversations, each of Party D and Party E independently expressed an interest to representatives of PJT Partners that it would, as an alternative to a whole company transaction, consider acquiring subsets of the Company’s assets. Representatives of PJT Partners promptly communicated its discussions with Party D and Party E to the Special Committee.
On July 19, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the status of the negotiations regarding a potential PIPE Transaction with Davidson Kempner and the Credit Facility Amendment with JPM, as well as to receive an update on the M&A Transaction process. The Special Committee also discussed (i) the withdrawal of Party D and Party E from the M&A Transaction process; (ii) the status of the two active original bidders, Party C and Party F, who were expected to submit revised proposals; (iii) the preliminary interest from additional parties, including Casago International and Party I; and (iv) the fact that several bidders had expressed an interest in pursuing only the acquisition of certain assets from the Company. The Special Committee reaffirmed with PJT Partners their desire to solicit interest from any and all parties viewed as being credible strategic counterparties and directed PJT Partners to continue to encourage all potentially interested parties to complete due diligence to make firm proposals to acquire the Company. In addition, after discussion of the significant risks and uncertainties facing the Company and the possibility that a strategic transaction may not ultimately be completed, including the risk that the Company might need to include a going concern qualification in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, the Special Committee also directed PJT Partners to engage with bidders to confirm and maintain their interest in respect of asset sales transactions if such bidders were not otherwise willing to engage with respect to a strategic transaction.
Following the Special Committee meeting, that same day, the Board held a video call with members of Company management and with representatives of each of K&E, V&E, PJT Partners and AlixPartners in attendance. The Board received an update on market and business conditions. Company management informed the Board that net revenue for the second quarter of 2024 had come in slightly below projections and that the Company’s Adjusted EBITDA was ahead of forecast but impacted by higher than anticipated expenses. The Board again reviewed liquidity forecasts for the Company, including future expected cash outflows and seasonal risks that could impact liquidity in the coming months. At the request of the Special Committee, representatives of PJT Partners then provided an update to the Board regarding the ongoing negotiations with Davidson Kempner regarding a potential PIPE Transaction, and representatives of Company management and Latham described the Company’s efforts to amend the Credit Agreement.
On July 22, 2024, Party F communicated to representatives of PJT Partners that it would not be submitting a second-round proposal and was withdrawing from the M&A Transaction process due, in part, to the probability that incremental capital would be required to fund the Company’s ongoing working capital needs. Upon Party F’s withdrawal, three of the four parties that had initially submitted preliminary indications of interest to acquire the Company in the first week of June had terminated their participation in the M&A Transaction process, with only Party C continuing. Representatives of PJT Partners promptly communicated its discussions with Party F to the Special Committee.
On July 23, 2024, Party C delivered to representatives of PJT Partners a non-binding proposal (the “Party C July 23 Proposal”) to acquire all of the outstanding shares of the Company’s common stock at a cash price of $7.00 per share, subject to further due diligence. The Party C July 23 Proposal assumed that the post-closing company would be able to obtain a revolving credit facility on terms substantially similar to the existing Credit Agreement. Party C also indicated that it would like to discuss with the Significant Existing Stockholders their interest in potentially participating alongside Party C in the transaction. The Party C July 23 Proposal remained expressly conditioned on satisfactory completion of due diligence, which they estimated would take an additional 30 days, and did not include a mark-up of the bid draft Merger Agreement, as had been requested by the Special Committee. Representatives of PJT Partners promptly shared the details of the Party C July 23 Proposal with the Special Committee.
On July 26, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E, Latham and PJT Partners in attendance. The Special Committee reviewed the latest status of negotiations with respect to the potential PIPE Transaction with Davidson Kempner, including the revised terms reflecting (i) a $30 million commitment, compared to the $50 million provided in Davidson Kempner’s initial proposal, (ii) potential accordions of $20 million at Davidson Kempner’s option and $25 million by mutual consent of Davidson Kempner and the Company and (iii) a right for Davidson Kempner to appoint at least two directors and up to four directors to the Board if the accordions were exercised or if the covenant relating to minimum unit count, or unit churn, were breached. Representatives of PJT Partners discussed certain financial terms with respect to the potential PIPE Transaction with the Special Committee. Representatives of V&E advised the Special Committee as to its fiduciary duties when evaluating the issuance of the convertible notes. The Special Committee also discussed, together with Company management and its advisors, the status of the M&A Transaction process, including the receipt of the Party C July 23 Proposal and the fact that Party F had withdrawn from the M&A Transaction process. Among other things, discussion focused on the significant contingencies and risks remaining in the Party C July 23 Proposal, particularly the assumption involving the revolving credit facility remaining in place on substantially the same terms and Party C’s required remaining due diligence, and the resulting likelihood that an M&A Transaction, if one could be executed at all, would not be executed prior to August 8, 2024, the expected filing date of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, when the Company remained at risk of receiving a going concern qualification absent an injection of liquidity. The Special Committee also discussed with its advisors the implications of consummating a PIPE Transaction from the perspective of Party C and Casago International. Following discussion, the Special Committee directed (i) PJT Partners and Company management to continue engaging with Party C and Casago International with respect to a potential M&A Transaction and to also continue engaging with potential counterparties in respect of an asset sale transaction and (ii) Company management, V&E and Latham to finalize transaction documents for the PIPE Transaction consistent with the terms proposed by Davidson Kempner.
On August 1, 2024, the Board held an in-person meeting with members of Company management and representatives of each of K&E, Latham, V&E, AlixPartners and PJT Partners in attendance. During the meeting, Company management provided business and industry updates, noting, among other things, lower than expected bookings during the month of July and continued bookings volatility, and concluding that, while the Company was performing well as compared to certain industry metrics, the Company was still expected to fall short of Company management’s revenue projections for 2024 and that market conditions were projected to remain challenging in 2025. Company management expected that liquidity gained as a result of the potential PIPE Transaction with Davidson Kempner would provide the Company with sufficient capital to avoid the receipt of a going concern qualification from its independent auditors in connection with reporting the Company’s second quarter 2024 financial results. As such, the Board authorized Company management to proceed with the PIPE Transaction with Davidson Kempner on substantially the same terms as negotiated to date.
On August 5, 2024, the Special Committee by unanimous written consent recommended that the Board approve and declare advisable the PIPE Transaction with Davidson Kempner, and on August 6, 2024, following the recommendation of the Special Committee, the Board approved the PIPE Transaction by unanimous written consent.
On August 5, 2024, Casago International submitted to representatives of PJT Partners an initial non-binding proposal to acquire all of the outstanding shares of the Company’s common stock at a purchase price range of $4.50 to $5.50 per share, which representatives of PJT Partners promptly shared with the Special Committee.
On August 7, 2024, the Company entered into a Note Purchase Agreement with an affiliate of Davidson Kempner (the “NPA”) in respect of the PIPE Transaction, which Note Purchase Agreement provided for, among other things, the issuance and sale of up to $75 million aggregate principal amount of convertible notes (the “DK Convertible Notes”) consisting of (i) $30 million of notes issued on August 7, 2024, which, based on the initial conversion price of $4.16 per share of Class A Common Stock, would be convertible into approximately 31.69% of the Company’s outstanding common stock as of such date (without giving effect to any cap under the terms of the DK Convertible Notes), (ii) up to $20 million of notes to be issued at Davidson Kempner’s option within six months after August 7, 2024, subject to certain restrictions relating to certain merger and change of control transactions and (iii) up to $25 million of notes to be issued pursuant to the mutual agreement of the Company and Davidson Kempner, at any time following August 7, 2024 but prior to August 7, 2029, the date on which the convertible notes mature. In connection with the PIPE Transaction, the Company also entered into a Voting

Agreement and Amended and Restated Registration Rights Agreement with Davidson Kempner. In connection with the foregoing, Davidson Kempner nominated two of its employees, Alan Liu and Luis Sosa, to the Board. On August 7, 2024, the Board increased its size from nine to eleven directors and appointed Mr. Liu and Mr. Sosa to the Board.
The Company and Davidson Kempner announced the PIPE Transaction the following day, on August 8, 2024, together with the Company’s earnings for the quarter ended June 30, 2024. In the earnings release, the Company also indicated the year-over-year decline in certain financial metrics and discussed the bookings weakness it had experienced.
Following the closing of the PIPE Transaction, members of Company management, representatives of Latham and, with approval of the Special Committee, representatives of Silver Lake, began negotiating an Amendment No. 3 to the Credit Agreement (“Amendment No. 3 to the Credit Agreement”) with JPM and certain other lenders party thereto to, among other things, modify the minimum consolidated revenue and compliance thresholds.
On August 12, 2024, Company management and representatives of PJT Partners held an in-person meeting at Party C’s office with representatives of Party C and a due diligence advisor to Party C to engage in an in-depth commercial, organizational and operational due diligence session.
On August 18, 2024, the Company entered into a confidentiality agreement with Party I, which confidentiality agreement did not include a “don’t ask, don’t waive” provision or a customary standstill provision, but was subsequently amended on August 24, 2024 to include customary standstill and fall-away provisions. On August 26, 2024, the Company subsequently provided Party I and its representatives with access to a virtual data room.
On September 5, 2024, the Company entered into a confidentiality agreement with Roofstock, Inc. (“Roofstock”), which confidentiality agreement included customary standstill and fall-away provisions and did not include a “don’t ask, don’t waive” provision. The Company subsequently provided Roofstock and its representatives with access to a virtual data room.
In early September 2024, representatives of Casago International contacted representatives of PJT Partners and indicated that while Casago International was still interested in pursuing an M&A Transaction, Casago International had been unable to secure adequate capital to fund an M&A Transaction and desired to partner with another potential bidder. Similarly, on September 12, 2024, representatives of Roofstock contacted representatives of PJT Partners and indicated that they would be interested in partnering with Casago International to pursue an M&A Transaction. Representatives of PJT Partners promptly communicated these updates to the Special Committee.
On September 12, 2024, a representative of PJT Partners held a discussion with Party I regarding its progress in the M&A Transaction. During this conversation, Party I expressed a continued interest in pursuing the M&A Transaction but indicated to PJT Partners that it had not advanced its due diligence process significantly since the conversation among representatives of PJT Partners and Party I. Representatives of PJT Partners promptly communicated its discussion with Party I to the Special Committee.
On September 13, 2024, the Board held a video meeting with members of Company management in attendance. During the meeting, Company management provided an update on the Company’s business in the third quarter of 2024, noting that the Company was expected to trend below forecasted levels in subsequent months and predicted upcoming seasonally-related business risk in the final months of 2024. Company management indicated that the Company continued to experience high levels of unit churn and that the Company’s available liquidity was being affected by downward trends in bookings as well as a shift in bookings channels. Additionally, Company management provided an update to the Board regarding the Company’s strategic transaction review process with respect to an M&A Transaction, including an overview of the indications of interest that have been received from potential counterparties.
On September 17, 2024, representatives of Party C communicated to representatives of PJT Partners that since the Party C July 23 Proposal, as a result of additional due diligence conducted, Party C believed there was a higher probability than Party C previously expected that incremental capital would be required to fund the Company’s working capital needs.

On the same day, Party C delivered to representatives of PJT Partners a revised non-binding proposal (the “Party C September 17 Proposal”) to acquire all of the outstanding shares of the Company’s common stock not already held by the Significant Existing Stockholders and Davidson Kempner at a cash price of $4.50 per share, a $3.00 per share reduction from the Party C July 23 Proposal, which purchase price assumed (i) that the Significant Existing Stockholders and Davidson Kempner would roll over all of their existing equity and, in the case of Davidson Kempner, reinvest the proceeds from the repayment of the DK Convertible Notes, (ii) Party C would be able to maintain the Credit Agreement on substantially similar terms without any repayment upon the change of control and (iii) the Tax Receivable Agreement would be canceled with no further obligation or liability to the Company. The Party C September 17 Proposal further requested that Party C be authorized to engage with the Significant Existing Stockholders regarding an M&A Transaction. Representatives of PJT Partners promptly shared the details of the Party C September 17 Proposal with the Special Committee.
On September 18, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the M&A Transaction process, including the Party C September 17 Proposal and the request from Casago International and Roofstock to partner together in connection with a bid proposal. The Special Committee and its advisors discussed the significant uncertainty in the Party C September 17 Proposal (including due to the fact Party C’s due diligence remained incomplete and its continued assumption that all of the Company’s debt capital would roll over into a post-closing company on substantially similar terms). They also discussed the potential benefits and drawbacks that could result from permitting Roofstock and Casago International to partner in the M&A Transaction, including the possibility that it could result in a second active bidder that could increase competitive pressure on Party C or otherwise lead to a higher price payable to the Unaffiliated Stockholders. Following discussion, the Special Committee authorized Casago International and Roofstock (together, “CR”) to partner with one another in evaluating a potential M&A Transaction. The Special Committee also authorized continued discussions and negotiations with Party C, but directed PJT Partners to advise Party C that it was not permitted to engage in discussions with the Significant Existing Stockholders as Party C would need to complete due diligence and provide more concrete detail as to proposed sources and uses for an M&A Transaction before the Special Committee would entertain such a request. Additionally, representatives of PJT Partners updated the Special Committee on the due diligence efforts of Party I, which had been provided initial information regarding the Company to allow Party I to form a view on value.
On September 20, 2024, representatives of Casago International held a video call with representatives of Roofstock to discuss the potential M&A Transaction. During such call, Casago International and Roofstock discussed the background of their respective businesses, the Company’s current business and potential financing and transaction structures and timelines. Representatives of Roofstock expressed interest in participating in the potential M&A Transaction on a joint basis with Casago International.
On September 22, 2024, at the direction of the Special Committee, PJT Partners provided Party I’s potential financing partners, Party J and Party K, access to information regarding the Company and its subsidiaries.
On September 28, 2024, with the authorization of the Special Committee, Mr. Parks communicated to a representative of V&E his views that, given the significant risks and uncertainties regarding the Company’s ability to continue as a stand-alone company, he expected that Riverwood would be supportive of a potential M&A Transaction on terms approved by the Special Committee, including, if requested, rolling over or potentially even investing a modest amount of equity capital. Mr. Parks also indicated that, if requested by the Special Committee, Riverwood was available to support discussions regarding refinancing the Company’s debt in connection with an M&A Transaction. The representative of V&E subsequently communicated such information to the Special Committee.
On September 28, 2024, Party C communicated to representatives of PJT Partners that it would not be submitting a revised proposal until October 14, 2024 at the earliest, which representatives of PJT Partners promptly communicated to the Special Committee.
On October 1, 2024, the Board held a video meeting with Company management and representatives of each of Latham, K&E, V&E and PJT Partners in attendance. At the request of the Special Committee, representatives of PJT Partners provided an update as to the general status of the strategic transaction review process with respect to a potential M&A Transaction. Additionally, representatives of V&E, at the request of the Special Committee, advised the Board that, subject to the Special Committee’s authorization at the Special

Committee meeting immediately following the Board meeting on October 1, 2024, it expected the Significant Existing Stockholders and Davidson Kempner would be contacted by PJT Partners in the coming week to discuss their willingness to participate, as rollover investors or investors of additional capital, in any M&A Transaction generally, in order to inform the Special Committee’s evaluation of final proposals.
Also on October 1, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the M&A Transaction process. The Special Committee also discussed, together with Company management and its advisors, the status of the M&A Transaction process, including the timing of receiving a revised proposal from Party C, the benefits of allowing the partnership between Casago International and Roofstock and Party I’s inadequate movement in its due diligence process compared to the other existing counterparties. Following discussion, the Special Committee directed PJT Partners to instruct the remaining bidders to submit a final, non-binding indication of interest on October 14, 2024, together with a markup of the bid draft Merger Agreement due on October 9, 2024. Given the desire to move expeditiously towards any transaction given the unpredictability in the Company’s performance, in anticipation of final proposals as early as October 14, 2024, the Special Committee also directed (i) PJT Partners to contact the Significant Existing Stockholders to inquire as to their general willingness to participate in an M&A Transaction if requested or required by a bidder, including rolling over their equity interests in connection with an M&A Transaction, providing additional equity or debt capital, and, in the case of Davidson Kempner, rolling over its debt capital, and (ii) PJT Partners and V&E to approach the Company’s insiders regarding the TRA Amendment. The Special Committee also requested that Company management update the Company’s long-range financial plan from May 2024 to ensure that the Special Committee was apprised of the latest information on the Company’s liquidity needs and financial projections when evaluating the Company’s “stand alone” case against any final proposals.
On October 3 and 4, 2024, at the direction of the Special Committee, representatives of each of PJT Partners and V&E held separate telephone calls with representatives of each of Silver Lake, Level Equity, Riverwood and Davidson Kempner to discuss their willingness to roll over equity in connection with an M&A Transaction. During these discussions, each representative of Silver Lake, Level Equity, Riverwood and Davidson Kempner expressed an expectation that their firms would endeavor to be supportive of any M&A Transaction recommended by the Special Committee subject to reviewing the terms of such a transaction, including potentially through a rollover of equity or debt, as applicable, in such a transaction.
On October 7, 2024, at the direction of the Special Committee, PJT Partners delivered another process letter to CR and Party C requesting the submission of final proposals on October 14, 2024.
On October 11, 2024, CR delivered to representatives of PJT Partners an issues list for the bid draft Merger Agreement (the “October 11 CR Issues List”), proposing, among other things (i) removal of the “go-shop” provision, (ii) a Company termination fee amount equal to 5% of the implied equity value of the Company, (iii) a Parent termination fee equal to 5% of the implied equity value of the Company, (iv) an obligation of the Company to reimburse CR for up to $10 million of expenses in addition to a Company termination fee and (v) certain financial and operating conditions to closing, including that the Company maintain a minimum level of cash and number of units under management by the Company during the interim period in line with Company management’s projections. PJT Partners promptly shared the issues list with the Special Committee.
On October 14, 2024, CR delivered to representatives of PJT Partners a joint non-binding proposal (the “October 14 CR Proposal”) to acquire all of the outstanding shares of the Company’s common stock, reflecting (i) the option for each stockholder to elect to receive $5.00 per share of the Company’s Class A Common Stock or to roll all or a portion of their equity interests into preferred or common equity interests of a newly formed entity, subject to compliance with applicable securities laws (with a minimum total rollover amount of $54.5 million), (ii) funding by CR of up to $120 million in cash, a portion of which would come from third-party equity financing sources, (iii) a request that the Company grant CR exclusivity and (iv) certain financial and operating conditions to closing. The October 14 CR Proposal also included a request that CR be permitted to engage with the Significant Existing Stockholders and Davidson Kempner with respect to their participation in a potential rollover of their existing equity. PJT Partners promptly shared the details of the October 14 CR Proposal with the Special Committee.
On October 17, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the October 14 CR Proposal and the M&A Transaction process generally. The Special Committee’s discussion specifically focused on the risks to deal certainty created by the minimum cash condition and units under management condition included in the October 14 CR Proposal, as well as the concerns regarding whether there was sufficient committed capital to consummate the M&A Transaction proposed by the October 14 CR Proposal, which continued to be conditioned on the assumption the Company’s credit facility and $54.5 million in equity capital would roll over into the post-closing combined company. The Special Committee directed PJT Partners to provide CR and Party C with a deadline of October 22, 2024 to submit final proposals and, in advance of such deadline, to direct PJT Partners to provide feedback to CR and Party C regarding the Special Committee’s views as to the deficiencies in their respective prior proposals in order to maximize the likelihood of obtaining the highest possible value for the Unaffiliated Stockholders in each of their final proposals. Also during this meeting, the Special Committee reviewed an updated long-range financial plan of the Company, which was prepared by management on October 15, 2024 at the request of the Special Committee at the October 1, 2024 Special Committee meeting.
On October 21, 2024, representatives of each of CR and Jefferies LLC (“Jefferies”), CR’s financial advisor, held a video call with representatives of each of V&E and PJT Partners to discuss the structure and mechanics of the potential rollover, conditionality and materiality thresholds and possible timing of post-closing adjustment calculations under the October 14 CR Proposal.
On the morning of October 22, 2024, a representative of Party C notified representatives of PJT Partners that Party C was withdrawing from the M&A Transaction process due, in part, to the probability that incremental capital would be required to fund the Company’s working capital needs, which representatives of PJT Partners promptly communicated to the Special Committee.
Later on October 22, 2024, CR delivered a revised non-binding proposal (the “October 22 CR Proposal”) to representatives of PJT Partners containing revised terms reflecting, among other things, (i) a cash/stock election consistent with the October 14 CR Proposal, except that CR would reserve the right to limit stockholder participation in rolling into the preferred equity interests of the newly formed entity and CR and its advisors orally clarified that any equity participation would need to be limited to participation that did not create additional compliance costs under the securities laws, including certain ongoing SEC reporting obligations for the post-closing company; (ii) that the cash consideration would be $5.00 per share, consistent with the October 14 CR Proposal, but which would be subject to a potential downward adjustment if the number of units under management dropped below 36,000 prior to closing, with a floor of $3.00 per share based on 30,000 units under management at closing; (iii) a unit quality closing condition that would require units under management at the threshold date to account for at least 70% of commissionable revenue in 2024; (iv) a net working capital adjustment; (v) the delivery by CR of letters from third party financing sources and Roofstock indicating their intent to provide equity with respect to the M&A Transaction, (vi) a re-iteration that the Company grant CR exclusivity; and (vii) a termination right by CR if the Company did not maintain at least 30,000 units under management unit count at any time prior to the closing of an M&A Transaction. The October 22 CR Proposal was contingent on the Credit Agreement remaining in place under similar terms and on CR obtaining at least $54.5 million in equity capital from existing stockholders, including through a rollover of equity, or from outside investors. Consistent with the October 14 CR Proposal, October 22 CR Proposal included a request that CR be permitted to engage with the Significant Existing Stockholders and Davidson Kempner with respect to their participation in a potential rollover. PJT Partners promptly shared the details of the October 22 CR Proposal with the Special Committee.
On October 23, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the October 22 CR Proposal and the M&A Transaction process generally. After discussion, including regarding the fact that while the Company continued to engage in discussions with Party I, Party I was falling behind in the M&A Transaction process and had not substantially progressed its due diligence or formed a view on value, the continued risks relating to the Company’s ongoing business transformation and potential long-term capital needs and that CR had made the only actionable proposal for an M&A Transaction, the Special Committee determined to permit CR to engage in discussions with the Significant Existing Stockholders on a limited basis for a period of two weeks. During those two weeks, (i) CR would be permitted to confirm the Significant Existing Stockholders’ willingness to roll equity as part of a potential M&A Transaction, (ii) the parties could more fully negotiate CR’s revised proposal to clarify open deal terms and (iii) CR would be instructed to complete commercial due diligence. The Special Committee then approved resolutions recommending the Board approve of discussions between CR and the

Significant Existing Stockholders and Davidson Kempner pursuant to Section 9(B)(1) of the Vacasa Charter solely with respect to any transaction ultimately approved by the Special Committee, which the Board subsequently approved via unanimous written consent on October 24, 2024.
Given that CR’s preferred capital structure involved significant common equity rollover but the repayment in full of the DK Convertible Notes, CR indicated its preference was to sequence discussions to engage with each of the Significant Existing Stockholders regarding a potential rollover, prior to engaging in discussions with Davidson Kempner. Accordingly, on October 25, 2024, at the direction of the Special Committee, representatives of each of PJT Partners and V&E shared with the Significant Existing Stockholders the October 22 CR Proposal, which had not previously been shared with any members of the Board other than those on the Special Committee nor with any of the Significant Existing Stockholders. Representatives from each of PJT Partners and V&E also provided an overview of the latest status of the M&A Transaction process, including that the October 22 CR Proposal was the sole proposal received that was likely to be actionable and answered questions regarding CR, the structure of their proposal and the negotiation around its terms to date. The Significant Existing Stockholders were advised that the Special Committee believed pursuing this transaction was in the best interests of the Unaffiliated Stockholders and that, given the assumption that at least $54.5 million in equity capital would rollover into the post-closing company, consummation of the M&A Transaction as proposed by CR would require substantial equity rollover from the Significant Existing Stockholders (who collectively held approximately 46% of the equity valued at $116.5 million in the sources and uses, or approximately $53.6 million of the assumed rollover amount). The Significant Existing Stockholders indicated their willingness to engage with CR regarding a potential rollover.
The following week, CR entered into confidentiality agreements with each of the Significant Existing Stockholders and, as previously authorized by the Special Committee, began having separate discussions with representatives of each of the Significant Existing Stockholders regarding a potential rollover in the M&A Transaction.
On October 25, 2024, the Company, JPM and the other parties thereto executed Amendment No. 3 to the Credit Agreement. The Company and Davidson Kempner also executed an Amendment No. 1 to the NPA to conform the terms of the NPA to the Amendment No. 3 to the Credit Agreement, to the extent applicable to the NPA.
Also on October 25, 2024, on a standing quarterly call between the Company’s treasury team and JPM, a representative of JPM noted that in connection with the upcoming renewal evaluation process for the Payment Processing Agreement, which was set to expire in March 2025, JPM would be conducting a credit review on the overall credit card processing business with the Company.
In the last several days of October, 2024, as authorized by the Special Committee, representatives of each of CR and Jefferies held introductory video calls with representatives of each of the Significant Existing Stockholders to discuss the potential M&A Transaction and the possibility of the Significant Existing Stockholders rolling over their respective equity interests in the potential M&A Transaction. Representatives of each of the Significant Existing Stockholders expressed openness to consider rolling over their equity interests in order to facilitate the potential M&A Transaction.
On November 3, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. At this meeting, representatives of PJT Partners provided an update that CR had engaged with each of the Significant Existing Stockholders, who generally seemed supportive of rolling over all or a significant portion of their equity interests in the potential M&A Transaction if necessary to consummate such transaction. The Special Committee discussed, together with Company management and its advisors, a counterproposal to CR, including to (i) convey that the purchase price set forth in the October 22 CR Proposal was lower than the Special Committee’s expectations, and that in any event the Merger Consideration adjustment based on unit count should be triggered at lower unit count levels and should include more unit count thresholds within the adjustment range; (ii) reject CR’s proposed unit quality closing condition; (iii) reject the proposed working capital adjustment; and (iv) reserve for comment on the proposed unit count termination right, but note that in any event the Special Committee would expect a number lower than 30,000 units if it were to agree to such a concept. At the direction of the Special Committee, representatives of PJT Partners conveyed these responses to CR following the meeting. The Special Committee further directed PJT Partners and V&E to initiate outreach with Davidson Kempner regarding the M&A Transaction and for CR to engage in discussions with Davidson Kempner. Additionally, representatives of PJT Partners noted that Party J, a financing partner to Party I, had not responded to PJT Partners’ previous requests for Party J to execute a clean team agreement.
On November 5, 2024, at the direction of the Special Committee, representatives of each of V&E and PJT Partners discussed with representatives of Davidson Kempner the status of the M&A Transaction process, including the request of the Special Committee that Davidson Kempner potentially roll over its common stock in connection with such a transaction. At the direction of the Special Committee, the representatives of each of V&E and PJT Partners offered to provide a copy of the October 22 CR Proposal to Davidson Kempner at their request, which was provided on November 6, 2024. Following the discussion, Casago International, Roofstock and Davidson Kempner entered into a confidentiality agreement on November 7, 2024.
Later on November 5, 2024, at the direction of the Special Committee, members of Company management held a call to review its financial forecast, which included a subset of financial forecasts that were substantially similar to forecasts previously reviewed by the Special Committee at the October 17, 2024 meeting of the Special Committee, with Party I and its financing partner, Party J. Over the next couple of weeks, at the direction of the Special Committee, representatives of PJT Partners held several calls with Party I and Party J regarding their information and due diligence requests with respect to a potential M&A Transaction and communicated the outcomes of these discussions to the Special Committee.
On November 6, 2024, representatives of PJT Partners delivered to representatives of Jefferies the Company’s responses to the October 22 CR Proposal containing revised terms reflecting the Company’s views that (i) the reduction in purchase price was a step backwards; (ii) the potential downward purchase price adjustment should be adjusted to apply if, prior to January 1, 2025, the number of units under management drops below 35,000 prior to closing (with such threshold to be reduced by 600 units each month after January 2025) with the purchase price being reduced by $0.10 for every 500 units below such threshold; (iii) a unit quality closing condition was not acceptable to the Company; and (iv) the Company should reject the working capital adjustment as proposed in the October 22 CR Proposal.
On November 7, 2024, the Company released its earnings for the third quarter of 2024, noting a 19% decline in gross booking value and a 21% decline in nights sold compared to the third quarter of 2023. The Company also noted that it ended the quarter with approximately 38,000 homes on its platform, down from approximately 42,000 at the end of the third quarter of 2023.
Over the next several weeks, representatives of each of CR, the respective Significant Existing Stockholders and Davidson Kempner continued to engage in potential rollover discussions. During this period, CR also began preparing to approach JPM to seek the credit facility lenders’ consent to keep the Credit Agreement outstanding following a transaction with CR.
On November 8, 2024, representatives of each of CR and Jefferies held a call with representatives of Riverwood to discuss due diligence requests regarding the potential M&A Transaction. The discussion also centered on the business plan for the combined company following closing and questions regarding Casago International’s franchise business model. Also on November 8, 2024, representatives of each of CR and Jefferies held a call with representatives of Silver Lake to discuss the post-closing business model and the combined company’s liquidity post-closing of the potential M&A Transaction. The discussion also focused on execution risk and other challenges the post-closing company might face in executing its business plan. Representatives of Silver Lake indicated interest in potentially rolling over Silver Lake’s equity interests in connection with the potential M&A Transaction.
On November 11, 2024, CR delivered a revised non-binding proposal (the “November 11 CR Proposal”) to representatives of PJT Partners containing revised terms reflecting (i) cash consideration in an amount consistent with that proposed in the October 22 CR Proposal (with an implied price of $4.82 per share based on the Company’s fully diluted share count number), subject to a $0.10 reduction for each reduction of 333 units below a unit count of 35,000 as of March 31, 2025, with such threshold to be reduced by 600 units each month after March 2025, (ii) replacing the unit quality provision with restrictions against material changes to the Company’s policies regarding minimum quality, revenue or commission rates for new or renewing contracts and (iii) utilizing the liquidity test under the Credit Agreement on a monthly basis and requiring that the Company’s working capital not fall more than $7.5 million below the Company’s current monthly forecast. Representatives of PJT Partners promptly updated the Special Committee in regards to the November 11 CR Proposal.
Also on November 11, 2024, representatives of each of CR, Jefferies and Davidson Kempner held a video call to discuss the potential M&A Transaction, including the possibility of a rollover by Davidson Kempner. Davidson Kempner requested various diligence items focused on the business plan of the Company following closing to continue its consideration with respect to participating in the potential M&A Transaction.
On November 12, 2024, JPM verbally informed Company management that it did not currently intend to renew the Payment Processing Agreement upon its expiration on March 10, 2025.
On November 15, 2024, the Board held a video meeting with members of Company management and representatives of each of K&E and V&E in attendance. During the meeting, members of Company management updated the Board as to JPM’s indication that it did not intend to renew the Payment Processing Agreement on its current terms upon its expiration on March 10, 2025, and the potentially significant negative impact that could have on the Company’s ability to continue to operate its business, particularly if JPM or any alternative payment processor required the Company to post material amounts of collateral to continue to process payments in the future. The Board discussed the possibility of JPM agreeing to an extension of the Payment Processing Agreement in connection with an announced M&A Transaction.
Over the next week, at the direction of the Special Committee, representatives of each of PJT Partners and V&E held discussions with each of Mr. Parks and Mr. Adams, who each separately indicated to such representatives that they had concerns related to the closing conditions and purchase price adjustments related to unit count and liquidity, given their potentially negative impact on closing certainty and effect of reducing price certainty for all stockholders.
On November 17, 2024, representatives of each of CR and Jefferies held a video call with representatives of Davidson Kempner to address questions Davidson Kempner had with respect to the potential M&A Transaction.
Also on November 17, 2024, representatives of CR held a video call with representatives of each of Riverwood and Silver Lake to discuss certain illustrative scenarios relating to the potential M&A Transaction.
During the week of November 18, 2024, in response to follow-up inquiries from Davidson Kempner, representatives of CR provided representatives of Davidson Kempner additional data and due diligence materials related to CR’s existing business.
On November 18, 2024, at the direction of the Special Committee, a representative of PJT Partners held a discussion with Party I’s financial advisor regarding Party I’s progress in the M&A Transaction process and certain due diligence items.
Also on November 18, 2024, representatives of CR held a meeting with representatives of Riverwood to answer further questions that Riverwood had about CR’s ability to integrate Casago International and the Company post-closing of the potential M&A Transaction. Discussions focused on risks posed to the post-closing company, particularly with respect to technology integration, homeowner retention and marketing. CR continued to ask about Riverwood’s interest in rolling over its equity interests in the potential M&A Transaction. Representatives of Riverwood reiterated their openness to consider rolling over Riverwood’s equity interests in order to facilitate the potential M&A Transaction.
On November 19, 2024, representatives of each of CR and Jefferies held a meeting with representatives of Silver Lake to answer Silver Lake’s questions about CR’s ability to integrate Casago International and the Company post-closing of the potential M&A Transaction. Discussions focused on potential risks posed to the post-closing company, particularly with respect to cash management, homeowner retention, and scaling up Casago International’s operational systems post-closing of the potential M&A Transaction. CR reiterated its request regarding Silver Lake’s interest in rolling over its equity interests in the potential M&A Transaction. Representatives of Silver Lake reiterated their openness to consider rolling over Silver Lake’s equity interests in order to facilitate the potential M&A Transaction.
On November 21, 2024, representatives of V&E circulated a draft Merger Agreement to representatives of each of Jefferies and Skadden, Arps, Slate, Meagher & Flom LLP, outside legal advisor to CR (“Skadden”). The draft Merger Agreement was substantially consistent with the prior bid draft Merger Agreement updated in response to certain aspects of the October 11 CR Issues List and October 22 CR Proposal, including, among other things, (i) removing the “go-shop” provision, (ii) providing that certain support agreements will be entered into at signing concurrently with the execution of the Merger Agreement, (iii) increasing the Company termination fee from 2.5% (as proposed in the bid draft of the Merger Agreement) to 3% of the Company’s implied equity value and reducing the Parent termination fee from 7% of equity value (including any shares that are rolled in connection with the M&A Transaction) to 6% of the total implied equity value of the M&A Transaction (including any shares that are rolled in connection with the M&A Transaction) and (iv) providing that Parent would be responsible for all expenses incurred by the Company in connection with any amendment or refinancing of the Credit Agreement.
On November 22, 2024, representatives of Jefferies held a call with representatives of Davidson Kempner, during which Davidson Kempner indicated they were internally discussing the potential M&A Transaction and would provide feedback on their intentions with respect to such transaction by the following week.
On November 23, 2024, at the request, and with the authorization, of the Special Committee, representatives of Silver Lake contacted a representative of JPM to preview that the Company wanted to discuss with JPM a potential M&A Transaction. Over the next several weeks, as directed by the Special Committee, representatives of each of the Company, CR, PJT Partners, Silver Lake, Latham, and Skadden engaged in a series of discussions and negotiations with JPM regarding keeping the Credit Agreement outstanding following a transaction with CR and regarding an extension of the Company’s Payment Processing Agreement with JPM.
On November 25, 2024, representatives of Jefferies requested that Davidson Kempner provide a formal response on their position with respect to participating in the potential M&A Transaction prior to November 28, 2024. On November 27, 2024 and December 2, 2024, Jefferies followed up with Davidson Kempner via email to request an update on the status of their position as to the potential M&A Transaction. On December 3, 2024, Davidson Kempner responded via email, stating they were still evaluating the proposal and requested additional time. Davidson Kempner also asked CR for an update on overall transaction progress. Representatives of Jefferies encouraged representatives of Davidson Kempner to confirm their participation as soon as practicable.
On November 26, 2024, representatives of V&E sent representatives of Skadden an initial draft of the form of support agreement, which proposed that each of the Significant Existing Stockholders would enter into such agreement concurrently with the execution of the Merger Agreement and agree to (i) vote the shares of the Company’s Class A Common Stock and Class B Common Stock held by them in favor of the adoption of the Merger Agreement and (ii) contribute, directly or indirectly, and immediately prior to the closing, all or a portion of the shares of Company Stock and Company LLC Units held by them to CR (or any direct or indirect parent company thereof).
On November 27, 2024, at the direction of the Special Committee, representatives of PJT Partners informed representatives of Jefferies of the Company’s expectation that JPM would not renew the Payment Processing Agreement upon its expiration on March 10, 2025, absent negotiation of any necessary extension in connection with Amendment No. 4 to the Credit Agreement and an M&A Transaction. During this discussion, representatives of Jefferies reiterated CR’s request for exclusivity, communicating that CR was unwilling to begin negotiating definitive documentation without exclusivity. At the direction of the Special Committee, representatives of PJT Partners advised representatives of Jefferies that the Special Committee was unlikely to grant exclusivity until there was resolution of the key open points related to conditionality and purchase price adjustments.
Also on November 27, 2024, representatives of Party I’s financial advisor advised representatives of PJT Partners that, given the results of Party J’s due diligence on the Company to date, particularly concerns raised by increased unit churn, Party I and Party J would need significant additional time prior to being able to form a view on valuation and submit a fully informed proposal, and that it was unclear whether there was a path to a transaction.
During the last week of November and the subsequent first week of December 2024, representatives of Jefferies contacted representatives of Davidson Kempner on multiple occasions to ask if Davidson Kempner had any formal feedback on how it intended to proceed with respect to the potential M&A Transaction. A representative of Davidson Kempner replied on December 3, 2024 that Davidson Kempner was continuing to review and needed another couple of days in order to provide a decision on their participation in the potential

M&A Transaction. Over the following two week period, representatives of Jefferies continued to follow up via email with representatives of Davidson Kempner, but the Davidson Kempner representatives did not provide a clear indication of their interest in potentially rolling over their debt and equity interests in the potential M&A Transaction.
On December 2, 2024, representatives of CR held an introductory video call with representatives of each of Jefferies and JPM in attendance to discuss the opportunity for JPM to roll over its debt in connection with the potential M&A Transaction and, shortly thereafter, held a diligence session with JPM. Representatives of JPM indicated that they were open to exploring a potential rollover of JPM’s existing credit facility, conditioned on an upfront reduction or accelerated paydown of the outstanding debt post-closing and further due diligence review.
On December 4, 2024, representatives CR held a video call with representatives of each of Riverwood and Silver Lake separately to introduce them to representatives of each of TRT and Miramar. The conversation focused on TRT and Miramar’s experience with Casago International and their view of Casago International’s go-forward business plan.
On December 5, 2024, representatives of each of CR and Jefferies held a video call with representatives of each of JPM and Silver Lake in attendance to discuss potential risks of the potential M&A Transaction, the Company’s market sale process, the Company’s balance sheet health and the debt paydown plan.
Also on December 5, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. At this meeting, as requested by the Special Committee, representatives of PJT Partners provided an update with respect to the M&A Transaction, including that CR had commenced discussions with JPM to request that JPM roll its existing revolving credit facility exposure in the potential M&A Transaction and that CR continued to seek exclusivity. The Special Committee determined that, given the possibility of the execution of a potential transaction in the coming weeks and the significance of the key open business points in the merger negotiations related to the unit count and liquidity closing conditions and purchase price adjustments, it would be appropriate to give the Board an update on the key open business points around closing and value certainty and solicit the Board members’ perspectives on the foregoing.
On December 6, 2024, the Board held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During this meeting, Bruce Schuman, the Chief Financial Officer of the Company, presented Company management’s most recent analysis of unit churn, as well as updated forecasts of unit churn and liquidity for 2025, to the Board. At the Special Committee’s request, representatives of PJT Partners also provided an update on the status of the merger negotiations, including a summary of the key outstanding financial terms being negotiated related to unit count, unit quality and liquidity and the proposed process and action items to announce a transaction on December 20, 2024. Discussion ensued regarding the risks presented by the proposed purchase price adjustments and closing conditions related to unit counts and liquidity given management’s forecasted unit churn and liquidity levels. At the conclusion of the discussion, the Board members encouraged the members of the Special Committee to prioritize certainty of closing in their negotiations with CR and to negotiate the best purchase price adjustment terms possible but none of the directors (including the Davidson Kempner Board appointees) expressed any concerns regarding the strategic transaction review process nor provided a view on potential alternative transactions.
Also on December 6, 2024, representatives of CR delivered a revised key business terms proposal to representatives of PJT Partners (the “December 6 CR Business Terms Proposal”), reflecting (i) a downward base-line consideration adjustment of $0.10 for every 500 units that the unit count falls below 35,000 units, which unit count will be reduced by 600 units each month after March 31, 2025, (ii) a termination right of CR if the unit count falls below 25,000 at any time prior to closing and (iii) a downward Merger Consideration adjustment in the event the Company’s working capital falls more than $7.5 million below the Company’s monthly forecasts prior to closing. PJT Partners promptly shared the details of the December 6 CR Business Terms Proposal with the Special Committee.
On December 8, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. At this meeting, representatives of PJT Partners discussed with the Special Committee the December 6 CR Business Terms Proposal. Following discussion, the Special Committee directed PJT Partners to deliver an oral counterproposal to representatives of each of Jefferies and CR with the following modifications to the December 6 CR Business Terms Proposal: (i) a

starting Merger Consideration adjustment point of 33,000 units as of January 31, 2025, with termination thresholds reducing over time on the same schedule as Merger Consideration adjustment thresholds, (ii) a $10 million termination fee payable by CR in the event CR exercises a unit count termination right (a “CR Unit Count Termination Fee”) and (iii) no downward Merger Consideration adjustment for liquidity or working capital (the “December 8 Committee Business Terms Counterproposal”).
On the evening of December 8, 2024, at the direction of the Special Committee, representatives of PJT Partners communicated the December 8 Committee Business Terms Counterproposal to Joseph Riley, President of Casago International. During that discussion, Mr. Riley conveyed the following counterproposal on behalf of CR, subject to confirmation with CR’s equity investors: (i) a downward base-line consideration adjustment of $0.10 for every 500 units that the unit count falls below 32,000 units, which unit count will be reduced by 600 units for each month after April 30, 2025, with a floor of $3.52 per share based on 24,000 units under management at Closing assuming a Closing Date of April 30, 2025, (ii) a termination right of CR if the unit count falls below 24,000 at any time prior to closing, (iii) no CR Unit Count Termination Fee and (iv) a to-be-determined minimum liquidity concept (the “December 8 CR Business Terms Counterproposal”).
On the morning of December 9, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. At this meeting, representatives of PJT Partners discussed with the Special Committee the December 8 CR Business Terms Counterproposal. Members of Company management also reviewed with the Special Committee the Company’s unit count forecasts through June 2025, which showed that the Company’s unit count was expected to remain above 32,000 in each month during the projected period. Following discussion, the Special Committee directed PJT Partners to deliver an oral counterproposal to representatives of each of Jefferies and CR with the following terms: (i) a downward base-line consideration adjustment of $0.10 for every 500 units that the unit count falls below 35,000 units, which unit count will be reduced by 600 units at the start of each month after March 31, 2025, (ii) a termination right of CR if the unit count falls below 24,000 at any time prior to closing, (iii) no CR Unit Count Termination Fee and (iv) a dollar-for-dollar downward Merger Consideration adjustment if a $15 million minimum liquidity threshold is not met at closing (the “December 9 Committee Business Terms Counterproposal”). The Special Committee also directed PJT Partners to advise CR that, if the December 9 Committee Business Terms Counterproposal was acceptable, the Special Committee would enter into a short-term exclusivity agreement to permit the negotiation of a definitive transaction prior to December 25, 2024.
On December 10, 2024, the Board held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During this meeting, among other things, representatives of each of PJT Partners and V&E provided an update to the Board regarding the current status of the potential M&A Transaction with CR and noted that (i) CR was expected to respond shortly on the December 9 Committee Business Terms Counterproposal, and (ii) subject to agreement on the December 9 Committee Business Terms Counterproposal, the Company would be entering into an exclusivity agreement with CR. No objections were raised, including by the Davidson Kempner Board appointees, with respect to granting CR exclusivity, and the Board reiterated its desire to move expeditiously towards an actionable transaction. Additionally, during these discussions, none of the directors, including the Davidson Kempner Board appointees, expressed any concerns regarding the strategic transaction review process nor provided a view on potential alternative transactions.
On December 10, 2024, a representative of Jefferies conveyed to representatives of PJT Partners that CR had agreed to the terms set forth in the December 9 Committee Business Terms Counterproposal, which representatives of PJT Partners promptly communicated to the Special Committee. On December 12, 2024, the Company and CR entered into an exclusivity agreement providing for an exclusive period of negotiations until 5:00 p.m. Pacific Time on December 23, 2024, which period would be automatically extended until 5:00 p.m. Pacific Time on December 31, 2024 if the parties were continuing to negotiate in good faith towards the execution of a definitive agreement with respect to a potential M&A Transaction as of December 23, 2024.
Over the next two weeks, members of Casago International management, and representatives of Skadden and Latham, negotiated an Amendment No. 4 to the Credit Agreement (“Amendment No. 4 to the Credit Agreement”) with JPM and certain other lenders party thereto to, among other things, prevent the consummation of the transactions set forth in the Merger Agreement from triggering a change in control event of default under the Credit Agreement.

On December 12, 2024, after over a month of discussions with the Significant Existing Shareholders, TRT and Miramar to finalize the sources of equity financing necessary to consummate the M&A Transaction, representatives of each of CR and Jefferies followed up again with representatives of Davidson Kempner to inquire whether Davidson Kempner would roll over its Class A Common Stock in the potential M&A Transaction on the same terms as offered to the Significant Existing Stockholders.
On December 13, 2024, representatives of Davidson Kempner notified representatives of Jefferies that Davidson Kempner would roll over its Class A Common Stock, only if it could also roll the DK Convertible Notes with an adjustment of the conversion price relative to the M&A Transaction purchase price, as opposed to the DK Convertible Notes being paid off at closing. On the same day, representatives of Casago International notified representatives of Davidson Kempner that CR was not interested in Davidson Kempner rolling the DK Convertible Notes on such terms because, based on the progress CR had made with the Significant Existing Shareholders, TRT and Miramar over the past several weeks while waiting for direction from Davidson Kempner, CR had by December 13, 2024 secured the necessary equity financing in order to consummate the M&A Transaction.
On December 17, 2024, representatives of Skadden sent representatives of V&E a revised draft of the form of support agreement. Representatives of Skadden also shared the revised form of support agreement with Goodwin Procter LLP, Simpson Thacher & Bartlett LLP and Ropes & Gray LLP, counsel to Level Equity, Riverwood and Silver Lake, respectively.
On the evening of December 17, 2024, members of each of Company management and CR management and representatives of each of Skadden and V&E met to conduct a legal due diligence review of the Company’s business.
On December 18, 2024, representatives of Skadden circulated a revised draft of the Merger Agreement to representatives of V&E which incorporated the terms set forth in the December 9 Committee Business Terms Counterproposal as well as certain other terms, including (i) an equity valuation of $4.81 per share, (ii) a closing condition and if the number of Company Units is less than 24,000, (iii) a termination right in favor of Casago International if the number of Company Units is less than 24,000 in the Adjustment Statement or two successive Company Unit Statements, (iv) a closing condition and termination right in favor of Parent if there is an Event of Default under the Credit Agreement or the DK Convertible Notes, (v) a concept that the closing would not occur until the final Merger Consideration adjustments were determined in accordance with the draft Merger Agreement, (vi) modifying the definition of “Company Units” to, among other things, include those units that have generated positive revenue during the 12-month period prior to the date of determination and (vii) an increase to the Company termination fee from 3.0% to 3.75% of the Company’s implied equity value in the M&A Transaction.
On December 18, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the draft Merger Agreement circulated by Skadden.
On December 19, 2024, a representatives of Davidson Kempner contacted a representative of Jefferies to ask for an update on the potential M&A Transaction and to communicate that Davidson Kempner did not intend to sign a support agreement in connection with the potential M&A Transaction.
On December 20, 2024, representatives of Skadden circulated an initial draft of the Limited Guarantee to representatives of V&E, pursuant to which the Guarantors guaranteed certain obligations of Parent and Merger Subs in connection with the Merger Agreement.
Also on December 20, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to further discuss the issues in the draft Merger Agreement circulated by Skadden on December 18, 2024. The Special Committee also reviewed updated financial projections prepared by Company management as of December 13, 2025, which are described in the section entitled “Special Factors — Certain Company Financial Forecasts.” At the conclusion of the meeting, the Special Committee authorized V&E to deliver a revised draft Merger Agreement that would, among other things, (i) revise the proposed Merger Consideration adjustment mechanics so that if there is a dispute regarding the Merger Consideration adjustment that is unresolved at closing (and such dispute does not provide that Parent would have a termination right), then the parties will be obligated to close and any disputed Merger

Consideration will be placed into escrow until final resolution of the dispute (the “Company Proposed Dispute Mechanics”), (ii) revise the definition of “Company Units” to be consistent with the methodology used to prepare the Company’s publicly disclosed unit count numbers, (iii) reject the proposed closing condition and termination right for events of default under the DK Convertible Notes and the Credit Agreement (the “EOD Closing Condition” and “EOD Termination Right,” respectively), (iv) accept the proposed closing condition and termination right for unit count, but revise the termination right to be mutual, (v) lower the Company termination fee from 3.75% to 3% of the Company’s implied equity value and increase Parent’s termination fee from 4.5% of the equity value (excluding any shares that are rolled in connection with the M&A Transaction) to 6% of the total implied equity value of the Company (including any shares that are rolled in connection with the M&A Transaction) and (vi) reject Parent’s proposed $500,000 cap on the Company’s fees in the event the Company has to sue Parent to pay the Parent termination fee. The Special Committee unanimously authorized Company management, PJT Partners and V&E to negotiate the Merger Agreement and other transaction documents consistent with the discussion at the meeting.
Later that evening, representatives of V&E circulated a revised draft of the Merger Agreement to representatives of Skadden incorporating the terms approved by the Special Committee on December 20, 2024.
On December 22, 2024, representatives of CR held a video call with representatives of each of TRT, Miramar, Silver Lake, Riverwood and Level Equity to discuss finalization of the terms of the rollover.
On December 23, 2024, representatives of Skadden circulated an initial draft of the Equity Commitment Letter and a revised draft of the Limited Guarantee to representatives of V&E.
Also on December 23, 2024, in connection with the potential M&A Transaction, JPM agreed to extend the Payment Processing Agreement subject to the execution of the Merger Agreement in connection with the potential M&A Transaction.
Later that day, representatives of Skadden circulated a revised draft Merger Agreement to representatives of V&E. The revised draft contemplated, among other things, (i) a revised valuation of $5.02 per share, which was increased from $4.81 as a result of calculating a per share valuation based on a more updated fully-diluted share count of the Company than had previously been assumed, (ii) reverted to the proposal that the closing will not occur until the Merger Consideration adjustment is finally determined, (iii) reinserted the closing condition and termination right in favor of Parent if there is a default or event of default under the Credit Agreement or the DK Convertible Notes, (iv) added a $750,000 cap on the Company’s enforcement costs with respect to the Parent termination fee, and (v) a Company termination fee of 3.5% of the Company’s implied equity value in the M&A Transaction and a Parent termination fee of 4.5% of the Company’s implied equity value in the transaction (excluding any shares or units rolled in connection with the M&A Transaction).
In the evening on December 26, 2024, representatives of V&E sent revised drafts of the Merger Agreement, Equity Commitment Letter and Limited Guarantee to representatives of Skadden. The revised draft of the Merger Agreement provided for, among other things, (i) the reversion to the Company Proposed Dispute Mechanics, (ii) the removal of the proposed EOD Termination Right and revision of the EOD Closing Condition to be limited to any termination or acceleration of the Credit Agreement (the “Revised EOD Closing Condition”), and (iii) an increase to the Parent termination fee from 4.5% of the implied equity value of the M&A Transaction (excluding any shares that are rolled in connection with the M&A Transaction) to 6% of the total implied equity value of the M&A Transaction (including any shares that are rolled in connection with the M&A Transaction).
Also on December 26, 2024, Mr. Greyber contacted Mr. Liu, one of Davidson Kempner’s Board appointees, in response to his understanding that Davidson Kempner had not yet agreed to deliver a support agreement agreeing to vote in favor of the adoption of the Merger Agreement. Mr. Greyber asked for Davidson Kempner’s support and offered to discuss the progression of the M&A Transaction or questions they had. Mr. Liu did not respond to Mr. Greyber’s communication.
Also on December 26, 2024, a representative of Davidson Kempner, after being notified of an upcoming Board meeting to approve the adoption of the Merger Agreement, contacted a representative of Jefferies to confirm Davidson Kempner’s understanding that CR had a shortfall in financing required to consummate the potential M&A Transaction. A Jefferies representative responded to the Davidson Kempner representative that the necessary capital had been committed to fund the potential M&A Transaction and provided the Davidson Kempner representative with detail on the sources of such financing. On the same day, the Davidson Kempner representative indicated that Davidson Kempner was willing to roll over its Class A Common Stock, provided that CR also permit Davidson Kempner to exchange the DK Convertible Notes into new debt and equity interests of Parent. The Davidson Kempner representative then indicated that Davidson Kempner would submit a proposal that Jefferies could review with CR.
On December 27, 2024, a representative of Davidson Kempner submitted a proposal to representatives of Jefferies consisting of (i) an exchange of the DK Convertible Notes into (a) $25 million of a new mezzanine security that would be junior to the revolving credit facility and senior to certain preferred equity interests of Parent and which would also be at a higher coupon and a higher make-whole than the existing DK Convertible Notes, (b) $14 million of certain preferred equity interests of Parent, plus (c) warrants that would grant Davidson Kempner 10% of the fully diluted equity interests in Parent post-closing and (ii) a convert of the Class A Common Stock held by Davidson Kempner into the same security as the Rollover Stockholders would receive in Parent. Representatives of Jefferies promptly communicated such proposal to representatives of CR.
In the afternoon on December 27, 2024, representatives of each of Skadden and V&E discussed the open issues in the Merger Agreement, including, among other things, (i) the Company Proposed Dispute Mechanics, (ii) the Company and Parent termination fees, (iii) the EOD Closing Condition and EOD Termination Right, (iv) the cap on the Company’s enforcement costs with respect to the Parent termination fee and (v) the treatment of the Company’s cash bonuses and restricted stock units (clauses (i) through (v), among other things, the “Parent Open Issues”).
Later in the evening on December 27, 2024, with the Special Committee’s direction, members of management of each of the Company and Parent, along with representatives of each of V&E, PJT Partners, Skadden and Jefferies, held a meeting to discuss and negotiate the Parent Open Issues. Following this meeting, Skadden contacted V&E to convey a proposed package deal to align on the Parent Open Issues, providing that, among other things (i) the Parent termination fee will be 5% of the total implied equity value of the M&A Transaction (including the value of any shares that are rolled in connection with the M&A Transaction), (ii) acceptance of the Revised EOD Closing Condition, but in the event of an event of default under the Credit Agreement that results in a penalty interest rate prior to closing, then 12 months of the incremental cost will count towards the Liquidity Adjustment (the “EOD Adjustment”), (iii) acceptance of the removal of the EOD Termination Right, but adding a termination right analogous to the Revised EOD Closing Condition that the Credit Agreement had not been terminated or accelerated, (iv) there will be a $1 million cap on the Company’s enforcement costs with respect to the Parent termination fee, (v) the Company can pay out $500,000 in cash bonuses in the aggregate, $200,000 of which can be paid out at closing and (vi) the Company will bear one third of the costs with respect to the conversion of unvested restricted stock units into post-closing cash awards, which would result in a $0.02 per share reduction in the Merger Consideration (clauses (i) through (vi), among other things, the “Parent Deal Package”).
On December 28, 2024, representatives of Jefferies communicated to representatives of Davidson Kempner that Davidson Kempner’s latest proposal was economically less favorable compared to CR’s current financing structure and therefore Davidson Kempner’s proposal was not acceptable to CR, however CR remained open to allowing Davidson Kempner to convert its Class A Common Stock into the same equity interests in Parent as the Rollover Stockholders would receive. The Davidson Kempner representatives responded that Davidson Kempner would only roll over its Class A Common Stock if it could also roll over the DK Convertible Notes. In addition, the Davidson Kempner Board appointees clarified that they planned to vote against the adoption of the Merger Agreement if CR was not able to propose a mutually acceptable solution for Davidson Kempner to roll over the DK Convertible Notes. A representative of Jefferies promptly communicated this conversation to CR. Following the conversation, a representative of CR and a Davidson Kempner Board appointee exchanged emails, whereby the Davidson Kempner Board appointee reiterated that a rollover of the Class A Common Stock held by Davidson Kempner and approval of the adoption of the Merger Agreement by the Davidson Kempner Board appointees were conditioned on a rollover of the DK Convertible Notes. Later that evening, representatives of each of CR, Jefferies and Davidson Kempner held a video call to discuss the terms under which Davidson Kempner might participate in the potential M&A Transaction. CR clarified the possibility for Davidson Kempner to roll over its Class A Common Stock on the same terms as the Significant Existing Stockholders. A Davidson Kempner Board appointee indicated that Davidson Kempner’s primary focus was on rolling the DK Convertible Notes, and that Davidson Kempner would only roll over its Class A Common Stock if CR and Davidson Kempner were able to agree on a mutually acceptable exchange of the DK Convertible Notes into new debt and equity interests of Parent post-closing. Representatives of CR subsequently asked if the Davidson Kempner Board appointees would consider voting in favor of the adoption of the Merger Agreement if CR agreed to give Davidson Kempner a two-week exclusivity period to negotiate terms with CR, TRT and Miramar to potentially replace a portion of their financing commitment with the DK Convertible Notes. A Davidson Kempner Board appointee indicated that Davidson Kempner may have interest in the exclusivity proposal, but no agreement was reached.
Also on December 28, 2024, representatives of Skadden shared with representatives of V&E a revised draft of the Limited Guarantee. Also on December 28 and 29, 2024, the Company and Parent negotiated and finalized terms with respect to exploring the potential franchising of certain assets of the Company following the closing (the “Pre-Franchise Activities”).
In the afternoon of December 28, 2024, representatives of V&E shared with representatives of Skadden responses to the Parent Deal Package, including, among other things, that (i) the Company would be permitted to pay $2.1 million of retention cash bonuses to non-executive employees in the aggregate, of which $200,000 can be paid out at closing, (ii) the Company would not bear any costs of the conversion of the unvested restricted stock units and the Merger Consideration would not be reduced by $0.02 per share and (iii) the EOD Adjustment would only apply in the event the penalty interest rate remains in effect after closing and after giving effect to any adjustment of the Merger Consideration (clauses (i) through (iii), among other things, the “Company Deal Package”). Other than those terms that continued to be negotiated through their inclusion in the Company Deal Package, all other terms contemplated in the Parent Deal Package were accepted by the Company.
On the evening of December 28, 2024, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the status of the Merger Agreement negotiations and review the Company Deal Package. Also during this meeting, the Special Committee received an update as to the communications from representatives of Jefferies that Davidson Kempner and Casago International had been unable, as of such time, to negotiate rollover terms acceptable to Davidson Kempner and that a Davidson Kempner Board appointee had indicated that the Davidson Kempner Board appointees would vote against the adoption of the Merger Agreement at the Board meeting in their capacity as directors. After discussion, including as to the conflicting interests of Davidson Kempner in the Mergers compared to the Unaffiliated Stockholders, the Special Committee determined that time was of the essence, that any delay in the execution of the Merger Agreement could jeopardize the M&A Transaction with Casago International and that it was in the best interest of the Unaffiliated Stockholders for the Merger Agreement to be executed as promptly as practicable, even if Davidson Kempner or its Board appointees were unwilling to support the Mergers.
Over the course of December 28 and 29, 2024, representatives of V&E and representatives of Skadden negotiated and finalized drafts of the Equity Commitment Letter and Limited Guarantee.
On the morning of December 29, 2024, representatives of each of CR and Jefferies held a call with representatives of Davidson Kempner. Representatives of Davidson Kempner indicated that Davidson Kempner would not support the M&A Transaction at the upcoming Board meeting solely on the basis of the potential two-week exclusivity period to negotiate terms for the DK Convertible Notes, and instead would require more finalized terms. In response and at Davidson Kempner’s request, later that day representatives of CR proposed that if Davidson Kempner supported the M&A Transaction at the upcoming Board meeting, CR would recommend converting up to $25 million of the DK Convertible Notes into a new debt instrument, and converting their Class A Common Stock into certain preferred equity interests of Parent and penny warrants that would equate to 2.5% of the fully diluted equity interests in Parent post-closing instead of the 10% that Davidson Kempner had proposed on December 27, 2024. Before the Board meeting on December 29, 2024, a Davidson Kempner representative informed representatives of Jefferies that Davidson Kempner would not accept CR’s proposal and stated that the Davidson Kempner Board appointees intended to vote against the adoption of the Merger Agreement at the upcoming Board meeting. Representatives of Jefferies communicated this to CR thereafter.
Later on December 29, 2024, representatives of Skadden shared with representatives of V&E a revised draft of the Merger Agreement reflecting the Company Deal Package.

By the afternoon of December 29, 2024, the Merger Agreement and related documents, including the Support Agreements, Equity Commitment Letter, Limited Guarantee, TRA Amendment and Amendment No. 4 to the Credit Agreement, were all in substantially final form.
On the evening of December 29, 2024, the Special Committee held a video meeting with representatives of Company management and representatives of each of V&E and PJT Partners in attendance. Representatives of V&E again provided an overview of the Special Committee’s fiduciary duties in connection with the M&A Transaction as well as the terms of the proposed definitive transaction documents, copies of which had been sent to the Special Committee prior to the meeting. At the request of the Special Committee, the representatives of PJT Partners reviewed its financial analyses in connection with the M&A Transaction. At the request of the Special Committee, representatives of PJT Partners then rendered its oral opinion to the Special Committee (which was subsequently confirmed in writing) that, as of the date of such opinion based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion, which are stated in its written opinion, the consideration to be received by the holders of shares of Company Stock (other than any shares which: (i) were held by the Company as treasury stock and not held on behalf of third parties, (ii) were owned by the Parent or Parent Merger Subs (or any direct or indirect wholly owned subsidiary of the Parent or Parent Merger Subs), (iii) the holder of such Company Stock had properly exercised statutory appraisal rights or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) in the M&A Transaction was fair to such holders from a financial point of view. After discussion at the meeting, the Special Committee unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Board approve and declare advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, and determine that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of the Merger Agreement.
Following the Special Committee meeting on December 29, 2024, the Board held a special video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the Board meeting, a summary of the Special Committee’s recommendation to the Board to approve the M&A Transaction with Casago International was provided to the Board. Representatives of V&E, at the request of the Special Committee, reviewed with the Board an overview of the terms of the proposed definitive transaction documents for the Mergers, copies of which had been provided to the Board prior to the meeting, noting, among other things, the potential Merger Consideration adjustments, closing conditions and the fact that the DK Convertible Notes would be paid off at the closing of the Mergers at 130% of the initial principal amount of the DK Convertible Notes, in accordance with the terms of the DK Convertible Notes. At the request of the Special Committee, representatives of PJT Partners provided the Board with a summary of the comprehensive process undertaken in respect of a strategic transaction of the Company.
Shortly after the scheduled start time of the Board meeting, Mr. Liu and Mr. Sosa delivered a letter via email to the members of the Special Committee, which indicated that Mr. Liu and Mr. Sosa believed that the M&A Transaction with Casago International undervalued the Company and thus was not in the best interests of the Company or its stockholders. The letter also stated that Mr. Liu and Mr. Sosa did not believe the Special Committee had conducted a robust, vigorous or independent process (but the letter did not provide any supporting examples), and that they believed there had been discussions, assurances and side agreements with interested parties that hindered the ability of the Special Committee to prioritize Company stockholders. Mr. Liu’s and Mr. Sosa’s concerns noted in the letter had not been previously raised with Company management, the Special Committee or the Board. The letter was the first communication from Mr. Liu or Mr. Sosa to any of the Special Committee members or its advisors, Company management or the Board expressing concerns about the Special Committee’s process or the terms of the Mergers since Mr. Liu and Mr. Sosa had first received a copy of the October 22 CR Proposal on November 6, 2024, other than concerns expressed at the December 6, 2024 Board meeting consistent with other Board members’ concerns regarding the liquidity and unit count purchase price adjustments and the need to maximize closing and value certainty. Accordingly, following PJT Partners’ presentation and discussion, Mr. Liu and Mr. Sosa were asked to explain in more detail their purported concerns regarding the M&A Transaction with Casago International and the Special Committee’s strategic M&A Transaction review process that were referenced in their letter which had been delivered during the meeting. In response, Mr. Liu indicated that he (i) had limited visibility into the process run by the Special Committee, but had been concerned when Party J, the capital provider to Party I, had contacted Davidson Kempner to discuss pursuing an M&A Transaction with the Company and reported limited engagement with the Special Committee, (ii) believed the M&A Transaction with Casago International undervalued the Company, which he believed would ultimately be more valuable if it pursued cost cutting measures and asset sales on a stand-alone basis, (iii) had concerns that the announcement of the M&A Transaction with Casago International would negatively impact Company performance in a manner that could result in reduction in the amount of merger consideration ultimately paid to stockholders below the $5.02 per share price and (iv) had concerns that the premium of the Merger Consideration was lower than when the proposed transaction was initially introduced to the Board. The meeting participants then discussed the points raised by Mr. Liu, with members of the Special Committee and its advisors noting in particular that (i) despite commencing due diligence related to the Company in July and indicating ongoing interest regarding a transaction, Party I had never submitted a proposal to the Special Committee, due in part to the Company’s elevated unit churn levels, and was at least several weeks, if not months, behind Casago International in terms of being able to execute on an M&A Transaction, even if they ultimately wanted to do so, and Party J had delayed executing a clean team agreement when requested, (ii) the M&A Transaction with Casago International was the only actionable M&A Transaction proposal received after a lengthy sale process conducted by the Special Committee and PJT Partners and (iii) the Company would face significant risks if it were to continue operating on a standalone basis, including risks relating to liquidity, working capital and elevated unit churn. Representatives of each of PJT Partners and V&E advised the Board as to their view that the Special Committee had, over the course of more than six months, run an exhaustive and robust process to identify the best available alternative to maximize value for the Unaffiliated Stockholders and to negotiate the best possible terms. Members of the Board also asked for, and received, confirmation that PJT Partners had provided a fairness opinion to the Special Committee in connection with the M&A Transaction. When asked if there were any other specific factual concerns regarding the strategic transaction review process the Special Committee or Board should be aware of in evaluating the M&A Transaction with Casago International, Mr. Liu replied that there were not. Members of the Board also inquired as to potential conflicting interests of Davidson Kempner, as compared to the other Unaffiliated Stockholders, due to Davidson Kempner’s status as a noteholder of the Company, and their understanding from Casago International and its advisors that Davidson Kempner had made a proposal to provide structured financing to the post-closing company that was rejected by Casago International. When requested to provide information about such negotiations, including copies of any proposed term sheets, Mr. Liu and Mr. Sosa declined to confirm on what terms any such offer had been made by Davidson Kempner. Members of the Board also asked Mr. Liu and Mr. Sosa whether Davidson Kempner was invited to participate in the M&A Transaction by rolling its outstanding equity, and Mr. Liu emphasized that Davidson Kempner was focused on maintaining a structured debt position in the combined company. During the Board meeting, Mr. Liu indicated more than once that he was considering the proposed transaction from two perspectives: (i) as a representative of Davidson Kempner and (ii) as a director on the Board. After a review of the fiduciary duties of the Board and further discussion regarding the scope of the Special Committee’s process, the risks to the Company of continuing to operate on a stand-alone basis, receipt of confirmation from Mr. Liu and Mr. Sosa that they had no remaining questions or concerns that had not been discussed, and the recommendation of the Special Committee of the M&A Transaction and its basis therefore, a majority of the Board (acting on the recommendation of the Special Committee), by a 9 to 2 vote (with Mr. Liu and Mr. Sosa voting against the resolutions), (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, are fair to, and in the best interests of, the Company, the Unaffiliated Stockholders, Company LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, (iii) authorized and approved the execution, delivery and performance by the Company and Company LLC of the Merger Agreement and the consummation of transactions contemplated by the Merger Agreement, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company or, if the Company receives executed Stockholder Consents sufficient to obtain the Company Stockholder Approvals on or prior to the 14th day following the date of the Merger Agreement, through written consent and (v) recommended that the stockholders of the Company vote in favor of the adoption of the Merger Agreement.

That same day and into the following morning, representatives of each of Skadden, V&E and Latham finalized the Merger Agreement, Limited Guarantee, Equity Commitment Letter, Support Agreements, Company Disclosure Schedules and Parent Disclosure Schedules. On December 30, 2024, the respective parties executed the Merger Agreement. Concurrently with the execution of the Merger Agreement, each of the Significant Existing Stockholders executed their respective Support Agreements, and the Limited Guarantee, the Equity Commitment Letter, the TRA Amendment and Amendment No. 4 to the Credit Agreement were executed by the applicable parties thereto and delivered to the Company. Prior to the opening of U.S. stock markets on December 30, 2024, the parties issued a joint press release announcing the M&A Transaction.
On the evening of January 10, 2025, Mr. Liu and Mr. Sosa, both of Davidson Kempner’s Board appointees, each submitted a letter to the Board resigning as a director of the Board. Pre-market open on January 13, 2025, the Company filed a Current Report on Form 8-K announcing such resignations.
On the evening of February 3, 2025, Davidson Kempner delivered to the Special Committee an unsolicited, non-binding proposal (the “Initial DK Proposal”) to acquire all of the outstanding shares of the Company for $5.25 per share in cash, subject to a potential downward base-line consideration adjustment if the number of units under management dropped below 32,000 prior to closing (with such threshold to be reduced by 600 units on the first day of each month after March 2025) with the purchase price being reduced by $0.10 per share for every 750 units below such threshold. The Initial DK Proposal additionally assumed that, in connection with any potential transaction with Davidson Kempner, the parties would be able to enter into an amendment to each of the Credit Agreement (despite the Initial DK Proposal explicitly stating that any such transaction would not be subject to any financing contingencies) and the Tax Receivable Agreement on the same terms and conditions as Amendment No. 4 to the Credit Agreement and the TRA Amendment, respectively. Later that day, Davidson Kempner filed an amendment to its Schedule 13D disclosing the Initial DK Proposal.
On the morning of February 4, 2025, the Company issued a press release disclosing the receipt of the Initial DK Proposal and confirming that the Board had not withdrawn or modified its recommendation that the stockholders of the Company vote in favor of the adoption of the Merger Agreement.
On February 4, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the Initial DK Proposal. The representatives of V&E reviewed with the members of the Special Committee their fiduciary duties in connection with the Initial DK Proposal, as well as their rights and obligations under the Merger Agreement, including the non-solicitation, fiduciary out and related provisions. As the non-solicitation provisions in the Merger Agreement generally restricted the ability of the Company to engage in discussions or negotiations with Davidson Kempner regarding the Initial DK Proposal unless the Special Committee or the Board had determined that the Initial DK Proposal was reasonably likely to result in a Superior Proposal, the Special Committee discussed, together with its advisors and Company management, the terms of the Initial DK Proposal, including whether the Initial DK Proposal contained sufficient information for the Special Committee to make a determination as to whether the Initial DK Proposal was, or was reasonably likely to result in, a Superior Proposal. Following discussion, the Special Committee determined that it did not have adequate details regarding the Initial DK Proposal to make an informed decision as to whether the Initial DK Proposal was, or was reasonably likely to result in, a Superior Proposal and directed representatives of PJT Partners to contact Davidson Kempner, in accordance with the non-solicitation provisions of the Merger Agreement, to seek clarification of certain aspects of the Initial DK Proposal.
Also on February 4, 2025, a representative of JPM contacted Mr. Schuman to discuss the Initial DK Proposal, indicating that a representative of Davidson Kempner and a former member of Company management had contacted representatives of JPM regarding the Initial DK Proposal. Mr. Schuman advised the representative of JPM that he was unable to discuss the Initial DK Proposal due to the non-solicitation provisions of the Merger Agreement. However, the representative of JPM communicated that there was reluctance at JPM with respect to the Initial DK Proposal and significant uncertainty as to whether JPM would be supportive of a potential transaction with Davidson Kempner on the terms in the Initial DK Proposal. Mr. Schuman did not engage in discussions with JPM, in accordance with the non-solicitation provisions of the Merger Agreement.
On February 5, 2025, at the direction of the Special Committee, representatives of PJT Partners contacted Moelis & Company (“Moelis”), Davidson Kempner’s financial advisor, to clarify certain aspects of the Initial DK Proposal. In response to clarifying questions, Moelis communicated that (i) Davidson Kempner would not backstop the Credit Agreement in the event JPM and the other lenders did not agree to enter into an amendment on substantially similar terms as Amendment No. 4 to the Credit Agreement, (ii) subject to further diligence, Davidson Kempner would be willing to adhere to the same shared unit count churn risk protection mechanism relating to Pre-Franchise Activities, (iii) Davidson Kempner expected to maintain the same adjustment mechanism to the merger consideration as set forth in the Merger Agreement, (iv) the threshold unit count for the unit count termination right would be reduced from 24,000 units to 20,000 units and (v) the Initial DK Proposal assumed that JPM would agree to extend the payment processing agreement in connection with the consummation of any potential transaction with Davidson Kempner. Representatives of PJT Partners promptly updated the Special Committee regarding the responses received from representatives of Moelis.
On February 6, 2025, at the direction of the Special Committee, representatives of PJT Partners contacted representatives of Jefferies to discuss the Initial DK Proposal and whether CR had any intentions to offer any improvements to the terms of the Merger Agreement at that time.
On February 7, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. The Special Committee and its advisors discussed the responses received from representatives of Moelis in response to the clarifying questions regarding the Initial DK Proposal. Representatives of V&E then reviewed with the Special Committee the factors to be considered in determining whether an acquisition proposal is a Superior Proposal or is reasonably likely to result in a Superior Proposal under the terms of the Merger Agreement, including the requirement in the definition of “Superior Proposal” that the Special Committee determine, in good faith, that the Initial DK Proposal was both (i) reasonably likely to be consummated in accordance with its terms and (ii) if consummated, would be more favorable, from a financial point of view, to the Unaffiliated Stockholders (as defined in the Merger Agreement). During this meeting, members of Company management reviewed with the Special Committee an update as to unit count churn for the end of January 2025, which had generally tracked in-line with what was contemplated in the management forecasts provided to the Special Committee prior to approval of the Merger Agreement and summarized under the section of this proxy statement entitled “Special Factors—Certain Company Financial Forecasts,” due, in part, to communications by the Company with homeowner customers regarding the industrial logic, and potential benefits, of the transaction with CR, and the most recently available information related to liquidity through the end of January 2025, which had generally trended lower for January 2025 than implied by the same management forecasts. The members of the Special Committee, together with representatives of each of Company management, PJT Partners and V&E, further discussed the Initial DK Proposal relative to the Merger Agreement, including (i) the fact that the Initial DK Proposal contained a higher base merger consideration of $5.25 per share, compared to $5.02 per share in the Merger Agreement, (ii) the fact that the merger consideration adjustments and termination rights related to Company unit count and churn in the Initial DK Proposal were more favorable than those in the Merger Agreement, assuming closing of a transaction with Davidson Kempner occurred on the same timeline as the Mergers, which was unlikely, (iii) the substantial financial resources available to Davidson Kempner, a private capital firm with approximately $36 billion in assets under management, to consummate any transaction and invest in the Company’s business, (iv) the significant conditions and contingencies that would have to be satisfied prior to signing a merger agreement with Davidson Kempner, including the receipt of consents from numerous third parties to the necessary Tax Receivable Agreement amendment and the Credit Agreement amendment and the negotiation of definitive documentation that would be satisfactory to the Special Committee, (v) the likelihood that any transaction with Davidson Kempner, even if executed, would likely not close until at least six weeks and potentially two or more months after the expected closing date under the Merger Agreement, even assuming the parties were able to negotiate definitive agreements and obtain necessary third party consents from lenders and TRA Parties on an expedited basis, (vi) the significant uncertainty and risk to the Company presented by any delay in time to closing given the Company’s ongoing liquidity concerns, the risks related to a pending public merger and its impact on key stakeholders, such as homeowners and employees, general macroeconomic and industry wide trends, including early indications that the short-term rental industry could experience a weaker year in 2025 than in 2024, and the potential resulting negative impact any delay could have on the price at which any merger were ultimately completed and the likelihood it is completed at all, (vii) the Special Committee’s belief, based on discussions with Company management, that the pursuit of a transaction with Davidson Kempner, who was not well known to key stakeholder groups including homeowners and employees, could create additional disruption for the Company’s business, and potentially negatively impact unit churn and financial performance and (viii) the Special Committee’s understanding that Davidson Kempner, given its ownership of the DK Convertible Notes and position as a secured lender, had different economic interests than the Unaffiliated Stockholders. The Special Committee understood that Davidson Kempner, given its position as a secured creditor, would be significantly protected, relative to the holders of Company Stock, from downside risks associated with any disruption to the Company or deterioration in its liquidity position during the period prior to closing, and thus may be less concerned about risks related to delay. Similarly, due to covenants in the DK Convertible Notes that position Davidson Kempner to be the most likely source of financing to the Company in the event the Company needed to raise additional liquidity, Davidson Kempner was particularly well positioned to act opportunistically and profit from a decline in the Company’s liquidity position by negotiating further investment in the Company on terms beneficial to Davidson Kempner and dilutive to the holders of Company Stock. The Special Committee viewed these different economic interests as increasing the likelihood that (i) Davidson Kempner could be motivated to interfere with the Merger Agreement even absent a bona fide desire to buy the Company on the terms in the Initial DK Proposal and (ii) if the Company did enter into a merger agreement with Davidson Kempner, Davidson Kempner would not ultimately consummate the merger.
During the following week, following further discussion regarding whether the Initial DK Proposal was, or was reasonably likely to result in, a Superior Proposal in light of the clarifications received from Moelis and the continued uncertainty regarding the conditions to the Initial DK Proposal, the Special Committee directed representatives of PJT Partners to (i) contact CR to determine if CR was willing to negotiate an increase to the Merger Consideration given the Initial DK Proposal and (ii) contact Davidson Kempner to clarify whether the Initial DK Proposal contemplated that the DK Convertible Notes would be repaid or otherwise equitized at closing. The Special Committee also agreed that, in the event CR indicated it would not engage with respect to improving the terms of the Merger Agreement, the Special Committee would request from CR a limited waiver of the non-solicitation provision of the Merger Agreement to permit the Company to discuss the Initial DK Proposal with its lenders and their representatives (the “Limited Waiver”), for purposes of informing the Special Committee’s evaluation of the Initial DK Proposal, given that, absent more information regarding the lenders’ willingness to support the Initial DK Proposal, it was difficult for the Special Committee to determine whether or not the Initial DK Proposal was reasonably likely to be consummated in accordance with its terms.
On February 10, 2025, at the direction of the Special Committee, representatives of PJT Partners again contacted representatives of Jefferies to discuss the Initial DK Proposal and whether CR had any intentions to offer any improvements to the terms of the Merger Agreement at that time.
On February 11, 2025, representatives of Jefferies communicated to representatives of PJT Partners that CR did not intend to offer any improvements to the terms of the Merger Agreement at that time. Representatives of Jefferies indicated that CR reiterated that the Merger Agreement was valid and binding and believed the Initial DK Proposal included significant conditions and risks that made it unlikely to ever be consummated, including the risk that Davidson Kempner would not be able to finance the Initial DK Proposal on the terms proposed, among others. The representatives of each of PJT Partners and Jefferies then discussed the possibility of CR providing the Limited Waiver. Later that evening, V&E circulated a draft Limited Waiver to Skadden.
On February 12, 2025, CR executed the Limited Waiver, which Skadden promptly sent to V&E.
Also on February 12, 2025, a representative of JPM contacted Mr. Schuman to introduce a representative of JPM that would be working on the Initial DK Proposal. Over the next several weeks, the JPM representative provided Mr. Schuman with status updates regarding the Initial DK Proposal.
On February 14, 2025, the Board held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. At the request of the Special Committee, representatives of PJT Partners updated the Board on the status of the Initial DK Proposal. The Board also received a reminder of the terms of the non-solicitation provisions under the Merger Agreement from the Company’s general counsel. The Board, together with representatives of each of V&E and PJT Partners, discussed the feedback from CR that it did not intend to offer any improvements to the terms of the Merger Agreement at the present time. Discussion ensued regarding the possible delay to consummating a transaction that would result if the Company pursued a potential transaction with Davidson Kempner compared to the transaction with CR. During this meeting, Mr. Schuman presented an update on the Company’s revenue through the end of January, noting a decline in booking intakes compared to management’s expectations for the month.
On February 15, 2025, at the direction of the Special Committee, representatives of PJT Partners contacted representatives of CR to discuss the Initial DK Proposal and to discuss the possibility of CR increasing the merger consideration provided under the Merger Agreement. During this discussion, CR indicated that it did not intend to offer any improvements to the terms of the Merger Agreement at that time. Representatives of PJT Partners promptly communicated CR’s message to the Special Committee.
On February 20, 2025, representatives of CR sent a letter to the Special Committee expressing its views that the Merger Agreement provided a clearly superior offer to the Company and its Unaffiliated Stockholders compared to the Initial DK Proposal. CR noted that the Merger Agreement provided greater speed and certainty to closing, including due to the fact that CR had completed its due diligence, fully negotiated and executed all transaction documentation, executed the TRA Amendment and Amendment No. 4 to the Credit Agreement, and completed the work necessary to file the preliminary merger proxy statement. CR also expressed its belief that the Initial DK Proposal was illusory and is likely an opportunistic strategy to leverage Davidson Kempner’s position as a holder of the DK Convertible Notes, given its competing incentives as a noteholder that are adverse to those of the Unaffiliated Stockholders.
On February 24, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. In connection with evaluating Davidson Kempner’s proposal, representatives of PJT Partners reviewed with the Special Committee a list of parties entitled to benefits under the Tax Receivable Agreement, which also included the equity ownership of each such party. During this meeting, the Special Committee reviewed with representatives of PJT Partners the unit count churn update for the middle of February 2025 previously provided by Company management, and Mr. Schuman reviewed Company management’s liquidity update for the middle of February 2025 with the Special Committee, noting that January 2025 booking intakes had been weaker than expected, in part due to what appeared to be some wider industry softness and that February 2025 booking intakes were pacing behind expectations both in-month and throughout the booking horizon for the year, noting also measures that the Company planned to take to stimulate bookings. Mr. Schuman also reviewed with the Special Committee his latest communications from the lender group, and the seeming increasing likelihood that the Company’s lenders would be willing to enter into a Credit Agreement amendment on the terms contemplated by the Initial DK Proposal. Representatives of each of PJT Partners and V&E also discussed with the Special Committee and members of Company management potential risks presented by the Initial DK Proposal and terms that the Special Committee could propose to Davidson Kempner to mitigate those risks, if the Special Committee elected to engage with Davidson Kempner. The Special Committee and its advisors similarly discussed strategies for expediting the timeline for determining whether or not the Initial DK Proposal would result in a Superior Proposal, including setting hard deadlines for each stage of negotiations if the Special Committee elected to engage with Davidson Kempner.
After discussion, the Special Committee determined that time was of the essence and that it should seek to make a determination as to whether or not the Initial DK Proposal was reasonably likely to result in a Superior Proposal as quickly as possible and, if no more definitive guidance was available from the lender group by the end of the week, to make such determination based on the information then available. The Special Committee, in order to have all possible information available to it when making such determination, directed (i) representatives of PJT Partners to communicate to representatives of Jefferies that the Special Committee intended to make a determination later that week and (ii) Company management to continue to seek information from the lender group about its support of the Initial DK Proposal.
On the morning of February 28, 2025, representatives of Moelis, on behalf of Davidson Kempner, delivered to representatives of PJT Partners a revised non-binding proposal from Davidson Kempner (the “DK February 28 Revised Proposal”). The DK February 28 Revised Proposal (i) removed the condition that the Credit Agreement be amended on substantially the same terms and conditions as Amendment No. 4 to the Credit Agreement, (ii) stated that financing for the proposed transaction would be fully backstopped by Davidson Kempner and its affiliates and not be subject to any equity or debt financing contingency and (iii) stated that otherwise the terms of the Initial DK Proposal remained the same. The DK February 28 Revised Proposal also included a request that the Special Committee waive the non-solicitation provisions in the Support Agreements to allow Davidson Kempner to engage in discussions with the Rollover Stockholders that are parties to the TRA Amendment and Support Agreements. Representatives of PJT Partners promptly shared the DK February 28 Revised Proposal with representatives of V&E, who shared the DK February 28 Revised Proposal with the Special Committee.
Later on February 28, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the meeting,

representatives of PJT Partners reviewed with the Special Committee the financial terms of the DK February 28 Revised Proposal. After discussion, the Special Committee determined that it would be in the best interest of the Company and the Unaffiliated Stockholders to engage with Davidson Kempner to determine whether the DK February 28 Revised Proposal was, or would likely result in, a Superior Proposal. When making this determination, the Special Committee noted, among other things, the increased financing certainty provided in the DK February 28 Revised Proposal and the fact that CR had not made an offer to improve the terms of the Merger Agreement. The Special Committee noted, however, that significant and material uncertainties still remained in the DK February 28 Revised Proposal and that it should engage with Davidson Kempner as soon as possible to determine if the DK February 28 Revised Proposal was or would be reasonably likely to result in a Superior Proposal. The Special Committee then decided to request a waiver from CR of the non-solicitation provisions in the Merger Agreement and Support Agreements to engage with Davidson Kempner to the same extent as if the Special Committee had determined that the DK February 28 Revised Proposal was reasonably likely to result in a Superior Proposal (the “Non-Solicitation Waiver”), and if CR did not grant such a waiver by the end of day on March 2, 2025, the Special Committee expected to adopt resolutions determining that the DK February 28 Revised Proposal is reasonably likely to result in a Superior Proposal and announce such a determination through a press release on the morning of March 3, 2025. The Special Committee directed a representative of PJT Partners to call a representative of Jefferies after the meeting and request the Non-Solicitation Waiver and instructed V&E to draft the Non-Solicitation Waiver and send to Skadden. The Special Committee also discussed and agreed on key aspects of a potential substantive response to the DK February 28 Revised Proposal, including certain terms intended to make the DK February 28 Revised Proposal substantially equivalent with the CR transaction with respect to timing and risk (the “Response to the DK Proposal”).
On the evening of February 28, 2025, following the Special Committee meeting, as directed by the Special Committee, a representative of PJT Partners contacted a representative of Jefferies and CR to request the Non-Solicitation Waiver. Following this call, V&E sent Skadden a draft of the Non-Solicitation Waiver.
On March 2, 2025, CR executed the Non-Solicitation Waiver, which Skadden promptly sent to V&E.
Later in the day on March 3, 2025, following receipt of the Non-Solicitation Waiver, at the direction of the Special Committee, representatives from PJT Partners had a discussion with representatives from Moelis to inform them of the receipt of the Non-Solicitation Waiver, review the Response to the DK Proposal, and also to begin coordinating on due diligence requests and other related matters. Following such discussion, on the afternoon of March 3, 2025, V&E, on behalf of the Special Committee, delivered to Dechert LLP, outside counsel to Davidson Kempner, a written Response to the DK Proposal, which stressed the importance to the Special Committee of determining within two weeks if any transaction with Davidson Kempner could be a Superior Proposal. V&E also sent Dechert a draft confidentiality agreement, which would, if executed, permit the Company to share confidential information about the Company with Davidson Kempner in accordance with the provisions of the Merger Agreement.
On March 5, 2025, the Company and Davidson Kempner executed a confidentiality agreement in accordance with the provisions of the Merger Agreement. The Company subsequently provided Davidson Kempner and its representatives with access to a virtual data room and provided information in response to Davidson Kempner’s diligence requests.
On March 6, 2025, the Board held a regularly scheduled video meeting with members of Company management. Representatives of each of V&E and PJT Partners attended for a portion of the meeting. At the request of the Special Committee, representatives of PJT Partners updated the Board on the status of the DK February 28 Revised Proposal, including the fact that Davidson Kempner had executed a confidentiality agreement and had commenced its confirmatory diligence.
Over the next several days, the Special Committee and its advisors continued to engage in discussions and negotiations with Davidson Kempner and its advisors regarding the DK February 28 Revised Proposal.

Background of the Mergers
Later on February 28, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the meeting, representatives of PJT Partners reviewed with the Special Committee the financial terms of the DK February 28 Revised Proposal. The Special Committee noted that significant and material uncertainties still remained in the DK February 28 Revised Proposal. After discussion, the Special Committee determined that it would be in the best interest of the Company and the Unaffiliated Stockholders to engage with Davidson Kempner to determine whether the DK February 28 Revised Proposal was, or would likely result in, a Superior Proposal. When making this determination, the Special Committee noted, among other things, the increased financing certainty provided in the DK February 28 Revised Proposal relative to the Initial DK Proposal and the fact that CR had not made an offer to improve the terms of the Merger Agreement. The Special Committee then decided to request a waiver from CR of the non-solicitation provisions in the Merger Agreement and Support Agreements to engage with Davidson Kempner to the same extent as if the Special Committee had determined that the DK February 28 Revised Proposal was reasonably likely to result in a Superior Proposal (the “Non-Solicitation Waiver”), and if CR did not grant such a waiver by the end of day on March 2, 2025, the Special Committee expected to adopt resolutions determining that the DK February 28 Revised Proposal is reasonably likely to result in a Superior Proposal and announce such a determination through a press release on the morning of March 3, 2025. The Special Committee directed a representative of PJT Partners to call representatives of each of Jefferies and CR after the meeting and request the Non-Solicitation Waiver. The Special Committee also discussed and agreed on key aspects of a potential substantive response to the DK February 28 Revised Proposal in the event the waiver was granted, including certain terms intended to make the DK February 28 Revised Proposal substantially equivalent with the CR transaction with respect to timing and risk of delay and closing, given Davidson Kempner’s different interests in the possibility of a delayed or terminated transaction due to its position as a secured lender that would benefit from a failed transaction. Specifically, the Special Committee agreed to propose (i) the removal of the proposed purchase price adjustments related to unit count and liquidity levels, (ii) the removal of the proposed termination right if Company units under management fell below 20,000 units, (iii) a ticking fee providing for a 1% increase in the merger consideration for each month commencing April 2025, (iv) the removal of Davidson Kempner’s right to terminate the merger agreement for any material adverse effect occurring after April 15, 2025 and (v) amending the existing Note Purchase Agreement between the Company and affiliates of Davidson Kempner to provide that the Company could borrow up to an additional $20,000,000 of notes at its option following signing of the merger agreement, with the $20,000,000 to be funded into escrow at signing (the “Response to the DK February 28 Revised Proposal”).
On the evening of February 28, 2025, following the Special Committee meeting, as directed by the Special Committee, a representative of PJT Partners contacted a representative of Jefferies and CR to request the Non-Solicitation Waiver.
On March 2, 2025, CR executed the Non-Solicitation Waiver, which Skadden promptly sent to V&E.
Later in the day on March 3, 2025, following receipt of the Non-Solicitation Waiver, at the direction of the Special Committee, representatives of PJT Partners had a discussion with representatives of Moelis to inform them of the receipt of the Non-Solicitation Waiver, review the Response to the DK February 28 Revised Proposal, and begin coordinating on Davidson Kempner’s due diligence requests and other related matters. Following such discussion, on the afternoon of March 3, 2025, representatives of V&E, on behalf of the Special Committee, delivered to representatives of Dechert the written Response to the DK February 28 Revised Proposal (the “March 3 Letter to Davidson Kempner”), which stressed the importance to the Special Committee of determining within two weeks if any transaction with Davidson Kempner is a Superior Proposal, and requested that Davidson Kempner provide drafts of a merger agreement and related transaction documents and confirm in writing the completion of its due diligence not later than March 10, 2025. In the March 3 Letter to Davidson Kempner, the Special Committee also offered to meet with representatives of Davidson Kempner to discuss their proposal at their convenience once a confidentiality agreement was executed. Representatives of V&E also sent representatives of Dechert a draft confidentiality agreement (which included a customary standstill and fall-away provision but not a “don’t ask, don’t waive” provision) that would, if executed, permit the Company to share confidential information about the Company with Davidson Kempner and its representatives in accordance with the provisions of the Merger Agreement.

On March 5, 2025, the Company and Davidson Kempner executed a confidentiality agreement in accordance with the provisions of the Merger Agreement. The Company subsequently provided representatives of Davidson Kempner with access to a virtual data room and provided information in response to Davidson Kempner’s due diligence requests. Among other things, Davidson Kempner requested and, at the direction of the Special Committee, was provided information relevant to analyzing and seeking the support necessary to obtain an amendment to the Tax Receivable Agreement on the same terms as the TRA Amendment, which amendment (the “Requisite DK TRA Amendment”) was a condition to the DK February 28 Revised Proposal. Based upon such information, representatives of Davidson Kempner and representatives of Moelis commenced outreach to various parties to the Tax Receivable Agreement (the “TRA Holders”) on March 7, 2025.
On March 6, 2025, the Board held a regularly scheduled video meeting with members of Company management. Representatives of each of V&E and PJT Partners attended for a portion of the meeting. At the request of the Special Committee, representatives of PJT Partners updated the Board on the status of the DK February 28 Revised Proposal, including the fact that Davidson Kempner had executed a confidentiality agreement and had commenced its due diligence.
On March 10, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance to discuss the status of the Mergers and the DK February 28 Revised Proposal. At the meeting, representatives of PJT Partners noted for the Special Committee that Davidson Kempner’s outreach to the parties to the Tax Receivable Agreement and due diligence were both ongoing.
On the evening of March 11, 2025, representatives of Moelis, on behalf of Davidson Kempner, delivered to representatives of PJT Partners a revised non-binding proposal from Davidson Kempner (the “DK March 11 Revised Proposal”). The DK March 11 Revised Proposal (i) proposed a tender offer structure, followed by a second step short form merger, to potentially reduce the time to close their acquisition of the Company compared to a one-step merger structure, (ii) included improvements to the potential downward adjustment to the merger consideration based on the Company’s liquidity, (iii) provided for the Company to have, at its option, the ability to draw up to $5,000,000 in additional funding from Davidson Kempner through the issuance of additional convertible notes during the interim period between signing and closing, subject to payment by the Company of an annualized commitment fee of 5% on undrawn amounts and (iv) stated that otherwise the terms of the DK February 28 Revised Proposal and the Initial DK Proposal remained the same. Substantially concurrently with the delivery of the DK March 11 Revised Proposal, representatives of Dechert provided to representatives of V&E drafts of an equity commitment letter (the “DK Equity Commitment Letter”), a limited guarantee (the “DK Limited Guarantee”) and a merger agreement (the “DK Merger Agreement”). Representatives of PJT Partners promptly shared the DK March 11 Revised Proposal with representatives of V&E, who shared the DK March 11 Revised Proposal, DK Equity Commitment Letter, DK Limited Guarantee, and DK Merger Agreement with the Special Committee.
Following the receipt of the DK March 11 Revised Proposal, on March 11, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. Representatives of PJT Partners reviewed the financial terms of the DK March 11 Revised Proposal. The Special Committee, together with members of Company management and representatives of each of PJT Partners and V&E, discussed that the DK March 11 Revised Proposal (i) did not incorporate the Special Committee’s request to remove the merger consideration adjustments for unit count and liquidity and (ii) lowered the principal amount of additional notes Davidson Kempner would make available to fund the Company from $20,000,000 to $5,000,000 following signing, which terms in the DK March 11 Revised Proposal only reflected minimal movement by Davidson Kempner in light of the requests made by the Special Committee in the Response to the DK February 28 Revised Proposal. Additionally, the Special Committee, together with members of Company management and representatives of each of PJT Partners and V&E, discussed that, as of such time, Davidson Kempner had missed substantially all of the deadlines included in the March 3 Letter to Davidson Kempner, including the deadline to finalize Davidson Kempner’s due diligence, the deadline for delivery of Davidson Kempner’s business plan and the deadline for delivery of markups of the draft definitive transaction agreements. The Special Committee, together with members of Company management and representatives of each of PJT Partners and V&E, also discussed Davidson Kempner’s limited progress towards removing key hurdles to signing a merger agreement, including the completion by Davidson Kempner of all due diligence and the receipt of sufficient support from TRA Holders to obtain the Requisite DK TRA Amendment.

With the authorization of the Special Committee, on March 12, 2025, representatives of V&E delivered to representatives of Dechert a letter to Davidson Kempner from the Special Committee (the “March 12 Letter to DK”), expressing appreciation for the proposal of a tender offer structure but otherwise disappointment in the terms of the DK March 11 Revised Proposal, noting significant concerns regarding price, transaction certainty, timing and the remaining conditionality regarding the Requisite DK TRA Amendment and requesting that Davidson Kempner revise its DK March 11 Revised Proposal to provide the greatest possible assurances regarding value and certainty of price and closing by 7:00 p.m. New York time on March 14, 2025. The March 12 Letter to DK also repeated the Special Committee’s previous offer set forth in the March 3 Letter to Davidson Kempner to meet with Davidson Kempner to discuss a potential transaction. Davidson Kempner ultimately scheduled such meeting on March 15, 2025.
With the authorization of the Special Committee, on March 13, 2025, representatives of V&E held a video meeting with representatives of Dechert to discuss open issues on the DK Merger Agreement, including with respect to remedies, termination fees, regulatory approvals and severance and benefit matters. Following the meeting, a representative of V&E shared with representatives of Dechert written feedback on the DK Merger Agreement and requested responses to such feedback by 7:00 p.m. New York time on March 14, 2025.
On March 13, 2025 and March 14, 2025, representatives of each of Davidson Kempner, Moelis, Dechert and V&E and Eric Breon held separate video meetings with representatives of each of the Significant Existing Stockholders regarding the potential rollover of such Significant Existing Stockholder’s equity in the Company into the proposed transaction with Davidson Kempner, and such Significant Existing Stockholder’s consent to an amendment to the Tax Receivable Agreement.
On the evening of March 13, 2025, representatives of Skadden, on behalf of CR, delivered to V&E a revised proposal (the “CR March 13 Proposal”), which (i) increased the Merger Consideration to $5.30 per share, (ii) removed the Merger Consideration adjustment for unit count, (iii) reduced the liquidity threshold from $15,000,000 to $8,000,000, (iv) eliminated the unit count closing condition and corresponding Merger Agreement termination right, (v) increased the Company termination fee from 3.5% to 6% of the Company’s implied equity value in the transaction, (vi) provided for reimbursement by the Company of all transaction-related expenses incurred by CR and the other members of its consortium in the event the closing does not occur and (vii) provided for a waiver by the Company of the non-solicitation provision in the confidentiality agreement between the Company and Casago International (the “NDA Non-Solicitation Waiver”). The CR March 13 Proposal was expressly conditioned upon executing definitive documentation and filing a revised Preliminary Proxy Statement by no later than 5:00 p.m. New York time on March 17, 2025. Representatives of V&E promptly shared the CR March 13 Proposal with the Special Committee.
On March 14, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. Representatives of PJT Partners reviewed with the Special Committee the financial terms of the CR March 13 Proposal. The Special Committee, together with members of Company management and representatives of each of PJT Partners and V&E, discussed how the CR March 13 Proposal compared to the DK March 11 Revised Proposal from the perspective of each of (i) headline merger consideration ($5.30 per share compared to $5.25 per share), (ii) potential downward adjustments to the purchase price and termination rights related to the unit count, which had been completely eliminated in the CR March 13 Proposal and (iii) potential downward adjustments due to the Company’s liquidity, which would begin only at liquidity of less than $8,000,000 as of the measurement date in the CR March 13 Proposal (compared to $10,000,000 in the DK March 11 Revised Proposal). Representatives of V&E noted that, in exchange for these enhanced terms on value and certainty, CR was seeking an increased termination fee (to approximately $7,300,000) and an uncapped expense reimbursement, which would also have a potential incremental deterrent effect on any other potential topping bid from Davidson Kempner or a third party. Representatives of each of PJT Partners and V&E also provided updates as to discussions with Moelis and Dechert, respectively, regarding the DK March 11 Revised Proposal. The Special Committee, together with members of Company management and representatives of each of PJT Partners and V&E, discussed the significant uncertainty which remained as to whether Davidson Kempner would be able to obtain sufficient support for the Requisite DK TRA Amendment on a timely basis or at all, highlighting that despite Davidson Kempner’s efforts to gain support from parties holding sufficient interest in the Tax Receivable Agreement to consent to the Requisite DK TRA Amendment thus far, several third parties to the Tax Receivable Agreement who had consented to the TRA Amendment had indicated they would not be supportive of the Requisite DK

TRA Amendment, and that there remained significant uncertainty as to whether Davidson Kempner would be able to obtain sufficient support by March 16, 2025, which was the deadline included in the March 3 Letter to Davidson Kempner, or at all. Representatives of V&E advised the Special Committee (i) that V&E continued to await information from Dechert as to whether any regulatory approvals would be required in connection with the DK March 11 Revised Proposal, and the associated potential impact on closing timeline and (ii) as to the assurances it had received from Dechert that Davidson Kempner would not delay signing of a merger agreement to finalize negotiations of an amendment to the Credit Agreement and would, instead, provide an equity commitment letter to fully backstop repayment of the Credit Agreement at closing of the acquisition if necessary. Discussion ensued regarding the potential timeline to closing implied by the CR March 13 Proposal, which required signing a merger agreement amendment by March 17, 2025, and would (taking into account certain assumptions) likely result in closing by the end of April 2025, compared to the possibility that a transaction with Davidson Kempner could close within six weeks of signing a merger agreement, but that (i) time would be needed to finalize the merger agreement and related documentation, that (ii) the time to closing any such transaction could be extended due to regulatory approvals, if ultimately required, and (iii) there remained considerable uncertainty as to when any such merger agreement could be signed, if ever, given the pre-condition of, and ongoing process to seek consents from TRA Holders needed for, the Requisite DK TRA Amendment. Additionally, the Special Committee noted that additional uncertainty with respect to timing was posed by any potential transaction with Davidson Kempner as result of Davidson Kempner’s failure to meet substantially all of the deadlines included in the March 3 Letter to Davidson Kempner.
Also during this meeting, the Special Committee discussed CR’s request for additional information regarding the Company’s liquidity position, and Mr. Schuman reviewed with the Special Committee additional information based on the Company’s liquidity position as of the end of February 2025. After discussion, the Special Committee agreed that time was of the essence generally, and specifically because of the expiration date of the CR March 13 Proposal, and it was in the best interests of the Unaffiliated Stockholders to encourage each of CR and Davidson Kempner to provide their best possible proposal with regards to transaction price and certainty over the weekend and seek definitive agreements with respect to the superior transaction, taking into account price and certainty, as promptly as possible thereafter. In furtherance of that goal, the Special Committee (i) requested that Company management update the projections provided in December 2024 to reflect the actual performance of the Company through February 28, 2025, and present an updated forecast to the Special Committee that weekend for review and approval for use by PJT Partners in any fairness opinion, subsequent to the Initial Opinion, (ii) directed representatives of PJT Partners to contact representatives of Jefferies to provide the following feedback on the CR March 13 Proposal on behalf of the Special Committee: (a) that the liquidity adjustment should be removed in its entirety, and that the Company was willing to provide due diligence information to support the removal of the adjustment; (b) that the Company could agree to a Company termination fee of $6,000,000 and an expense reimbursement of up to $1,500,000, subject to mutual termination fee and expense reimbursement obligations for Parent; (c) the Company would likely need until March 20, 2025 to be able to execute an amended merger agreement and file the related revised proxy statement; and (d) the Company would be willing to shorten but not completely waive the non-solicitation provisions in Casago International’s confidentiality agreement in the event of termination of the Merger Agreement in circumstances other than CR’s breach and (iii) directed representatives of PJT Partners to contact representatives of Moelis to ask Davidson Kempner, consistent with the March 12 Letter to DK and on behalf of the Special Committee, to provide any further enhancements it could to the DK March 11 Revised Proposal to maximize value and certainty of price and closing by that evening, and to also extend an offer to discuss their best and final proposal with the Special Committee that weekend.
Later on March 14, 2025, representatives of Moelis, on behalf of Davidson Kempner, delivered to representatives of PJT Partners a revised non-binding proposal from Davidson Kempner (the “DK March 14 Revised Proposal”). The DK March 14 Revised Proposal increased the purchase price to $5.75 per share in cash and stated that otherwise the terms of the DK March 11 Revised Proposal remained the same. Representatives of PJT Partners promptly shared the DK March 14 Revised Proposal with the Special Committee.
On the morning of March 15, 2025, the Special Committee and representatives of each of V&E, PJT Partners, Moelis and Davidson Kempner held a call to discuss the DK March 14 Revised Proposal. During this discussion, representatives of each of PJT Partners and V&E and Mr. Peterson, as Chairman of the Special Committee, inquired as to the key provisions of the DK March 14 Revised Proposal, stressing that time was of the essence and noting the importance to the Special Committee of the elimination of the proposed purchase price adjustments and the inclusion of additional contractual protections for the Company, such as those proposed by the Company, to ensure Davidson Kempner would be financially incentivized to timely close any agreed merger transaction with the Company in accordance with its terms. At the direction of the Special Committee, representatives of PJT Partners asked representatives of Davidson Kempner to confirm whether Davidson Kempner could provide any additional certainty on these points by the end of the weekend. The participants also discussed Davidson Kempner’s progress towards obtaining the Requisite DK TRA Amendment. Based on the Company’s internal estimates of the interests of the TRA Holders in the Tax Receivable Agreement, as of such date, Davidson Kempner had contacted TRA Holders with an estimated aggregated interest of appropriately 86.6%, with TRA Holders with an estimated aggregated interest of approximately 27.1% indicating likely support for the amendment and TRA Holders with an estimated aggregated interest of approximately 16.8% affirmatively declining to provide support and the remaining not providing any indication as of such time in the Tax Receivable Agreement. Mr. Joshua Morris, managing member at Davidson Kempner, expressed Davidson Kempner’s desire to quickly move towards a signing and closing to acquire the Company, and requested the assistance of the Special Committee in obtaining the support of the Significant Existing Stockholders, who collectively held approximately 30% (of a required 50.1%) of the interests in the Tax Receivable Agreement based upon the latest estimates, for the Requisite DK TRA Amendment. Mr. Peterson agreed to contact the Significant Existing Stockholders and seek to determine if there were terms on which one or more of the Significant Existing Stockholders would support the Requisite DK TRA Amendment.
Later that day, and consistent with Davidson Kempner's request, the Chairman of the Special Committee, Mr. Peterson, personally contacted representatives of each of Silver Lake, Riverwood and Level Equity to inquire as to their willingness to support the Requisite DK TRA Amendment if the Special Committee were able to negotiate a transaction that it determined was superior to a transaction with CR. Each of Silver Lake’s, Riverwood’s and Level Equity’s representatives expressed concerns regarding the relative certainty associated with the DK March 14 Revised Proposal compared to the Mergers.
Also on March 15, 2025, representatives of Skadden, on behalf of CR, delivered to representatives of V&E a revised proposal (the “CR March 15 Proposal”), which (i) removed the Merger Consideration adjustment for Company liquidity, pending the satisfactory outcome of a call with Company management scheduled for later that day, (ii) provided for a mutual expense reimbursement of $3,000,000, (iii) was conditioned on the signing and announcement of definitive revised transaction documents by no later than 9:00 a.m. New York time on March 17, 2025, after which such proposal would be withdrawn, and (iv) stated that otherwise the terms of the CR March 13 Proposal remained the same. Representatives of V&E promptly shared the CR March 15 Proposal with the Special Committee.
On the evening of March 15, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the meeting, the Special Committee discussed Davidson Kempner’s lack of progress towards obtaining sufficient support for the Requisite DK TRA Amendment. Members of the Special Committee discussed with Company management and representatives of each of PJT Partners and V&E next steps with respect to the potential transactions with CR and Davidson Kempner in light of the CR March 15 Proposal and the DK March 14 Revised Proposal. The Special Committee discussed the attractive $5.75 per share headline price in the DK March 14 Revised Proposal and the material progress that Davidson Kempner had made towards negotiating a definitive agreement, but also noted significant uncertainties posed by the DK March 14 Revised Proposal, including those with respect to (i) the continued lack of progress towards obtaining the Requisite DK TRA Amendment and (ii) that Davidson Kempner had not agreed to a number of requests from the Special Committee to enhance its proposal to provide additional certainty of price and closing, including not agreeing to (a) eliminate the downward purchase price adjustments for unit count and liquidity (which the Special Committee expected Davidson Kempner would likely agree to eliminate if a timeline to signing became more apparent, given the conversations with Mr. Morris) and (b) include in the merger agreement severe remedies in the event of a failure by Davidson Kempner to close when required or to delay the time to closing, which the Special Committee believed were particularly important given Davidson Kempner’s position as a secured lender and related misalignment of interests in a scenario where a merger transaction failed to timely close. After discussion, the Special Committee agreed that it was in the best interests of the Unaffiliated Stockholders to expediently determine whether or not there were merger agreement terms with respect to certainty of price and closing satisfactory to the Special Committee and on which both

(i) Davidson Kempner would agree to enter into a merger agreement and (ii) the Significant Existing Stockholders or other TRA Holders with sufficient interests to provide the Requisite DK TRA Amendment would be willing to support the Requisite DK TRA Amendment.
Towards this end, on March 15, 2025, the Special Committee approved (i) the delivery of a letter to each of the Significant Existing Stockholders requesting their consent to an amendment to the Tax Receivable Agreement in connection with a potential transaction with Davidson Kempner if the Special Committee were able to obtain agreement from Davidson Kempner to provide material improvements with respect to certainty of price and closing, specifically, among other things, (a) removal of the purchase price adjustments for Company unit count and liquidity, (b) the ability for the Company to draw up to $20,000,000 in funding under certain specified circumstances, with the full $20,000,000 being placed in escrow at signing and (c) removal of the no material adverse effect closing condition after April 15, 2025 (the “March 15 Response to DK”) and (ii) communication of the March 15 Response to DK and the request for Davidson Kempner’s best and final proposal in response thereto by not later than the evening of March 16, 2025. The Special Committee also discussed the attractiveness of the CR March 15 Proposal compared to the terms of the Original Merger Agreement, including with respect to the $5.30 per share merger consideration compared to $5.02 per share in the Original Merger Agreement and the elimination of the potential downward purchase price adjustments for both liquidity and units under management, which significantly increased amount and certainty of value. The Special Committee discussed these benefits compared to the relative uncertainty of the DK March 14 Revised Proposal, and the risk to the Unaffiliated Stockholders of losing the certain increased price and certainty provided by the CR March 15 Proposal if the Special Committee were to not accept it prior to its expiration. The Special Committee also discussed the importance of continuing to progress towards a closing of a transaction as expeditiously as possible, given that 2025 bookings intakes year to date were behind the Company’s 2025 business plan and the uncertainty regarding the Company’s future liquidity position in the event of further deteriorations in business or industry conditions. After discussion, to seek to preserve the ability to accept the CR March 15 Proposal prior to its deadline, the Special Committee directed representatives of each of PJT Partners and V&E to seek to negotiate definitive documents on the best possible improved terms related to price and expense reimbursement obligations, agreeing that given that the DK March 14 Revised Proposal was now at a higher price than the CR March 15 Proposal, the Special Committee thought it was important to negotiate downwards and potential termination fees payable in connection with a termination to accept a Superior Proposal, even from what the Special Committee had previously proposed to CR.
Following the meeting, on the night of March 15, 2025, representatives of V&E, on behalf of the Special Committee, delivered to representatives of each of Goodwin Procter LLP, Simpson Thacher & Bartlett LLP and Ropes & Gray LLP, counsel to Level Equity, Riverwood and Silver Lake, respectively, a letter requesting each such Significant Existing Stockholder’s consent to an amendment to the Tax Receivable Agreement to facilitate a transaction with Davidson Kempner assuming the Special Committee were able to negotiate terms included in the March 15 Response to DK.
On March 15, 2025 and March 16, 2025, at CR’s and Davidson Kempner’s requests, respectively, Mr. Schuman held video meetings with representatives of each of CR and Davidson Kempner regarding the Company's liquidity, noting the Company’s bookings intakes were currently pacing behind its 2025 business plan, and also discussed sensitivity analysis regarding the Company’s liquidity through June 2025.
On the morning of March 16, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During this meeting, the Special Committee reviewed an updated long-range financial plan of the Company, which was prepared by management on March 16, 2025. The updated long-range financial plan was distributed to the members of the Special Committee after the meeting and unanimously approved by the Special Committee for use by PJT Partners in connection with its fairness opinion and financial analyses.
Later in the morning on March 16, 2025, at the direction of the Special Committee, representatives of PJT Partners delivered the March 15 Response to DK to representatives of Moelis and requested that Davidson Kempner provide any response by that evening.
Later on March 16, 2025, representatives of PJT Partners, at the direction of the Special Committee, held a call with representatives of Moelis and communicated, at the direction of, and on behalf of, the Special Committee, that the Special Committee (i) was concerned about Davidson Kempner’s ability to obtain sufficient consents from the parties to the Tax Receivable Agreement to enter into the Requisite DK TRA Amendment, (ii) had shared letters with each of the Significant Existing Stockholders encouraging them to consent to the Requisite DK TRA Amendment in support of a potential transaction with Davidson Kempner if certain aspects to the DK March 14 Revised Proposal were improved and (iii) needed clarity with respect to the Requisite DK TRA Amendment by the end of the day on March 16, 2025. Representatives of Moelis relayed that Davidson Kempner had requested an additional diligence call with Company management regarding the Company’s liquidity and unit count, which PJT Partners promptly relayed to the Special Committee.
Later on March 16, 2025, representatives of Skadden provided to representatives of V&E a draft of the NDA Non-Solicitation Waiver and drafts of the amendments to the transaction documents contemplated by the CR March 15 Proposal, including an amendment to the Equity Commitment Letter (“Amendment No. 1 to the Equity Commitment Letter”), an amendment to the Limited Guarantee (“Amendment No. 1 to the Limited Guarantee”) and an amendment to the Merger Agreement (“Amendment No. 1 to the Merger Agreement”). Representatives of V&E promptly shared the drafts of the NDA Non-Solicitation Waiver, Amendment No. 1 to the Equity Commitment Letter, Amendment No. 1 to the Limited Guarantee and Amendment No. 1 to the Merger Agreement with the Special Committee.
Also on the night of March 16, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. Representatives of V&E again reviewed with the Special Committee members their fiduciary duties in connection with evaluating the CR March 15 Proposal and the DK March 14 Revised Proposal. A representative of PJT Partners noted that CR had completed its due diligence. The Special Committee also discussed that as of such time and based on the Company’s internal estimates of the interests of the TRA Holders in the Tax Receivable Agreement, TRA Holders with an estimated aggregated interest of approximately 20.7% had indicated likely support for the Requisite DK TRA Amendment, which percentage reflected the communication from a TRA Holder who previously indicated that it would consent to the Requisite DK TRA Amendment to a representative of Moelis that while it was still positively inclined to support the Requisite DK TRA Amendment, it would like to withhold its final consent until the specifics of the deal were understood, and TRA Holders with an estimated aggregated interest of approximately 26.5% had affirmatively declined to provide support. The Special Committee also acknowledged that Mr. Peterson and Mr. Cohen, who collectively held an estimated 0.5% interest in the Tax Receivable Agreement had previously indicated they would waive any of their rights under the Tax Receivable Agreement to the extent necessary to effectuate a transaction approved by the Special Committee, and thus would consent to the Requisite DK TRA Amendment if the Special Committee were to ultimately determine a transaction with Davidson Kempner constituted a Superior Proposal. Mr. Greyber, who had an estimated 0.2% interest, similarly indicated his willingness to waive any rights under the Tax Receivable Agreement for such purpose. After discussion, the Special Committee directed representatives of PJT Partners to follow-up with representatives of Moelis to obtain feedback from Davidson Kempner regarding the Special Committee’s requests in the March 12 Letter to DK as soon as possible and to contact representatives of CR to discuss lowering the proposed expense reimbursement obligations.
On March 16, 2025, representatives of V&E circulated to representatives of Skadden revised drafts of Amendment No. 1 to the Merger Agreement, Amendment No. 1 to the Equity Commitment Letter, Amendment No. 1 to the Limited Guarantee and the NDA Non-Solicitation Waiver. The revised draft of Amendment No. 1 to the Merger Agreement contemplated, among other things, (i) a $1,000,000 expense reimbursement for naked no-vote expenses, (ii) an expense reimbursement cap of $3,000,000 if the transaction does not close for any reason other than Parent’s breach, (iii) a Company termination fee of $4,500,000 with a maximum of $6,500,000 for Parent termination fee and expense reimbursement taken together and (iv) a Parent termination fee of $6,000,000 with a maximum of $6,500,000 for Company termination fee and expense reimbursement taken together, and the revised draft of the NDA Non-Solicitation Waiver contemplated a six-month tail. Representatives of Skadden later delivered to representatives of V&E a revised draft of Amendment No. 1 to the Merger Agreement, reflecting $2,000,000 reimbursement for naked no-vote expenses, as well as a revised draft of the NDA Non-Solicitation Waiver, reflecting a three-month tail. Later that day, representatives of V&E circulated to representatives of Skadden another revised draft of Amendment No. 1 to the Merger Agreement, which reflected (i) a $1,500,000 expense reimbursement for naked no-vote expenses and (ii) certain changes regarding the Company Disclosure Schedule.

Later on March 16, 2025, representatives of each of Simpson Thacher & Bartlett LLP and Ropes & Gray LLP delivered an email to representatives of V&E stating that each of Riverwood and Silver Lake, respectively, would not consent to the Requisite DK TRA Amendment at this time. V&E promptly shared these emails with the Special Committee.
Later on March 16, 2025, a representative of Moelis contacted a representative of PJT Partners and indicated that Davidson Kempner expected to send a revised proposal the next morning, which would eliminate the purchase price adjustments and make other concessions towards the Special Committee’s March 15 Response to DK, but that the revised proposal would not be finalized until the next morning. PJT Partners promptly communicated this to the Special Committee.
Over the course of the day on March 16, 2025, representatives of V&E and representatives of Skadden negotiated and finalized drafts of the NDA Non-Solicitation Waiver, Amendment No. 1 to the Merger Agreement, Amendment No. 1 to the Equity Commitment Letter and Amendment No. 1 to the Limited Guarantee (such documents the “Revised M&A Transaction Documents”), and by the end of the day on March 16, 2025, the Revised M&A Transaction Documents were all in substantially final form.
On the morning of March 17, 2025, representatives of Goodwin Procter LLP delivered an email response to representatives of V&E stating that Level Equity would not consent to the Requisite DK TRA Amendment at that time. Representatives of V&E promptly shared this email with the Special Committee. Following receipt of such indications, TRA Holders with an estimated aggregated interest of approximately 59.5% had affirmatively declined to provide support for the Requisite DK TRA Amendment at such time.
Early on the morning of March 17, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. The Special Committee discussed the efforts to solicit adequate support for the Requisite DK TRA Amendment, which based on the Company’s internal estimates of the interests of the TRA Holders in the Tax Receivable Agreement, as of such time, TRA Holders with an estimated aggregated interest of approximately 59.5% in the Tax Receivable Agreement had affirmatively declined to provide support for the Requisite DK TRA Amendment. Additionally, the Special Committee noted material open issues related to deal certainty in the DK March 14 Revised Proposal, which would need to be favorably resolved in order for the Special Committee to determine that the DK March 14 Revised Proposal was a “Superior Proposal” as defined in the Merger Agreement. Even if the Requisite DK TRA Amendment could be obtained, the remaining open issues were viewed by the Special Committee as material given the potential for misalignment created by Davidson Kempner’s position as a secured lender. After discussion with its advisors and members of Company management, the Special Committee concluded that, given the DK March 14 Revised Proposal remained conditioned upon the Requisite DK TRA Amendment, which holders of more than a majority in interest of the Tax Receivable Agreement had declined to support, the DK March 14 Revised Proposal was not able to be consummated in accordance with its terms and therefore could not be considered a “Superior Proposal” as defined in the Merger Agreement. The Special Committee also noted that the CR March 15 Proposal was conditioned upon signing and announcing definitive revised transaction documents by no later than 9:00 a.m. New York time on March 17, 2025. Representatives of PJT Partners reviewed PJT Partners’ updated financial analyses in connection with the M&A Transaction (the “Revised M&A Transaction”). At the request of the Special Committee, representatives of PJT Partners then rendered its oral opinion to the Special Committee (which was subsequently confirmed in writing) that, as of the date of such opinion based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion, which are stated in its written opinion, the consideration to be received by the holders of shares of Company Stock (other than any shares which: (i) were held by the Company as treasury stock and not held on behalf of third parties, (ii) were owned by the Parent or Parent Merger Subs (or any direct or indirect wholly owned subsidiary of the Parent or Parent Merger Subs), (iii) the holder of such Company Stock had properly exercised statutory appraisal rights or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) in the Revised M&A Transaction was fair to such holders from a financial point of view. After discussion at the meeting, the Special Committee unanimously (i) determined that Amendment No. 1 to the Merger Agreement and the transactions contemplated thereby, including the Mergers (the “Transactions”), are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Board approve and declare advisable the transactions and determine that the Transactions are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit Amendment No. 1 to the Merger Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of Amendment No. 1 to the Merger Agreement.
Following the Special Committee meeting on March 17, 2025, the Board held a special video meeting with members of Company management and representatives of each of V&E and PJT Partners in attendance. During the Board meeting, a summary of the Special Committee’s recommendation to the Board to approve the Transactions was provided to the Board. Representatives of V&E, at the request of the Special Committee, reviewed with the Board an overview of the terms of the proposed definitive Revised M&A Transaction Documents, copies of which had been provided to the Board prior to the meeting. After a review of the fiduciary duties of the Board and further discussion regarding the scope of the Special Committee’s process, and the recommendation of the Special Committee of the Revised M&A Transaction and its basis therefore, the Board (acting on the recommendation of the Special Committee) unanimously (i) determined that Amendment No. 1 to the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, are fair to, and in the best interests of, the Company, the Unaffiliated Stockholders, Company LLC and its members, (ii) approved and declared advisable Amendment No. 1 to the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Mergers, (iii) authorized and approved the execution, delivery and performance by the Company and Company LLC of Amendment No. 1 to the Merger Agreement and the consummation of transactions contemplated by Amendment No. 1 to the Merger Agreement, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of Amendment No. 1 to the Merger Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company and (v) recommended that the stockholders of the Company vote in favor of the adoption of Amendment No. 1 to the Merger Agreement.
On March 17, 2025, the respective parties executed Amendment No. 1 to the Merger Agreement and the NDA Non-Solicitation Waiver, and Amendment No. 1 to the Equity Commitment Letter and Amendment No. 1 to the Limited Guarantee were executed by the applicable parties thereto and delivered to the Company and the Revised M&A Transaction was publicly announced. In accordance with the Merger Agreement, the Company promptly terminated the provision of confidential information and all discussions with Davidson Kempner.
Mr. Terrill was unable to attend the Board meeting at which the Revised M&A Transaction was approved. However, Mr. Terrill has confirmed to the Board that he is supportive of the Revised M&A Transaction on the terms recommended by the Special Committee and approved by the Board, and as set forth in the Amendment No. 1 to the Merger Agreement.
Following the execution by the parties of the Revised M&A Transaction Documents and the announcement of the Revised M&A Transaction, representatives of Moelis, on behalf of Davidson Kempner, delivered to representatives of PJT Partners a revised non-binding proposal from Davidson Kempner (the “DK March 17 Revised Proposal”). The DK March 17 Revised Proposal provided for (i) the removal of the unit count and liquidity purchase price adjustments, (ii) the ability for the Company to seek up to $20,000,000 in additional funding from Davidson Kempner through additional convertible notes at the discretion of Davidson Kempner and conditioned on the Company demonstrating to Davidson Kempner a cash need for the funding (the definition and terms of which needed to be negotiated), with up to $10,000,000 being funded into escrow at closing and the remaining $10,000,000 only being available beginning six weeks following the signing, (iii) an increase to the reverse termination fee from $5,825,000 to $10,000,000, (iv) the addition of a delay ticking fee penalty that would increase the reverse termination fee by $500,000 for every week past the six-week tender timeline (subject to a cap of $2,000,000), (v) the tolling of all of Davidson Kempner’s remedies as a creditor under the convertible notes from the signing of a merger agreement until the earlier of the closing and the valid termination of the merger agreement, (vi) removal of the closing condition as to no default or event of Default under the Credit Agreement (so that the closing condition is limited to no acceleration or termination of such credit agreement) and (vii) the ability for the Company to seek up to $15,000,000 in damages against certain Davidson Kempner vehicles for any willful breach by the Davidson Kempner vehicles and stated that otherwise, the terms of the DK March 14 Revised Proposal remained the same (including being conditioned on the receipt of the Requisite DK

TRA Amendment). Davidson Kempner also sent a copy of the DK March 17 Revised Proposal to representatives of each of Silver Lake, Riverwood and Level Equity along with a renewed proposal to further discuss a potential rollover investment by each of them in connection with Davidson Kempner’s proposed acquisition of the Company.
On March 19, 2025, the Special Committee held a video meeting with members of Company management and representatives of each of PJT Partners and V&E to review the DK March 17 Revised Proposal. During discussion, the Special Committee noted that Davidson Kempner had made progress towards the terms proposed in the March 15 Response to DK, but that there continued to be areas of the DK March 17 Revised Proposal that created insufficient certainty for the Special Committee given the potential for misalignment created by Davidson Kempner’s position as a secured lender, including the limiting of circumstances in which the Company could draw additional notes and the capping of monetary liability for an intentional failure to close at not more than $27,000,000 (none of which would be placed into escrow). In addition, the Special Committee noted that the DK March 17 Revised Proposal continued to be conditioned upon the Requisite DK TRA Amendment, and that, based upon feedback received from the TRA Holders, the Special Committee continued to believe that Davidson Kempner was unlikely to obtain the approval for the Requisite DK TRA Amendment necessary to facilitate such proposal. Accordingly, the Special Committee determined that the DK March 17 Revised Proposal continued to be neither a Superior Proposal nor reasonably likely to result in a Superior Proposal. On March 20, 2025, the Special Committee delivered a letter to Davidson Kempner informing them of such determination and directing them to the non-solicitation provisions in the Merger Agreement.
Recommendation of the Special Committee and the Board; Reasons for the Mergers
The Board formed the Special Committee, comprised of three directors whom the Board determined are independent and disinterested, and empowered the Special Committee to, among other things, (i) review, evaluate, investigate, pursue and negotiate (or oversee and direct the review, evaluation, investigation, pursuit and negotiation of) the structure, form, conditions and terms of any (A) potential strategic transaction that could result in a change of control of Vacasa and (B) potential private placement of securities (each, a “Strategic Transaction”) and of any definitive agreements in connection therewith, (ii) meet with the management of Vacasa, members of the Board and outside advisors engaged by Vacasa or the Special Committee as determined to be reasonable and appropriate by the Special Committee, (iii) make a determination as to whether such Strategic Transaction (and any definitive agreements with respect to such Strategic Transaction) is fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders and (iv) if the Special Committee deems appropriate, recommend to the Board (for or against) the approval of such Strategic Transaction (including, if appropriate, approval of such Strategic Transaction as a Related Party Transaction pursuant to the Audit Committee Charter and the Related Person Transaction Policy and Procedures of Vacasa), the execution and delivery of the definitive documentation providing for such Strategic Transaction and, if applicable, the approval of such Strategic Transaction to the stockholders of Vacasa.
The Special Committee
The Special Committee unanimously (i) determined that the Transactions are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders, (ii) recommended that the Board approve and declare advisable the Transactions and determine that Transactions are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders and (iii) recommended that, subject to Board approval, the Board submit the Merger Agreement to the stockholders of Vacasa for their adoption and recommend that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement. The Special Committee considered the Unaffiliated Stockholders to be situated substantially similarly to, and include, Vacasa’s “unaffiliated security holders” as such term is defined in Rule 13e-3 of the Exchange Act, due to the fact that holders of Class A Common Stock who are officers or directors of Vacasa, and who are included among the Unaffiliated Stockholders but might be considered affiliates of Vacasa by virtue of such roles, will receive the same per share Merger Consideration as the security holders unaffiliated with Vacasa will receive in respect of their shares of Class A Common Stock. In light of the foregoing, the Special Committee believes that the Mergers are fair to Vacasa’s “unaffiliated security holders” as such term is defined in Rule 13e-3 of the Exchange Act.
In the course of reaching its determination and making its recommendations, the Special Committee considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance and each of which the Special Committee viewed as being generally supportive of its determination and recommendations to the Board:

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Potential Strategic Alternatives. The assessment of the Special Committee that none of the possible alternatives to the Mergers were reasonably likely to present superior opportunities for Vacasa to create greater value for the Unaffiliated Stockholders, taking into account execution risks as well as business, financial, industry and competitive risks.

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Risks of Continuing as a Standalone Company. The Special Committee also determined that the Mergers offered superior value to the Unaffiliated Stockholders than continuing to operate Vacasa as a standalone company, particularly when taking into account the Special Committee’s assessment of the significant risks to Vacasa continuing on a standalone basis, including the that the Company’s 2025 bookings intakes were pacing behind its 2025 plan, and the possibility that, if the short-term rental market deteriorated further in 2025, Vacasa’s existing sources of liquidity would be insufficient to fund operations, working capital requirements, capital expenditures, and service debt obligations and that raising additional capital to fund such requirements, if necessary, would likely not be possible without significant dilution to Unaffiliated Stockholders and may not be possible at all.

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Pre-Signing Contacts. The scope, scale and duration of the extensive sales process through which the representatives of PJT Partners, at the direction of the Board or the Special Committee, as applicable, contacted 23 potential counterparties, representing financial sponsors and strategic parties (including Parent), over the course of more than six months prior to Vacasa entering into the exclusivity agreement with Parent on December 12, 2024, to gauge their interest in a potential acquisition of Vacasa or other Strategic Transaction. Each of the parties contacted at the direction of the Board or the Special Committee, as applicable, were selected based upon, among other things, the view that such parties had the requisite financial capacity and interest in evaluating a potential acquisition of Vacasa and/or a transaction in the short-term rental sector, and that such parties had the ability to engage in, and complete, a potential acquisition of Vacasa or other Strategic Transaction.

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Outcome of Pre-Signing Contacts. Of the 23 potential counterparties that were contacted, 22 entered into confidentiality agreements with Vacasa regarding their interest in a potential acquisition of Vacasa, six (including Parent) delivered preliminary indications of interest with respect to acquiring Vacasa, and only one third-party bidder (other than Parent) submitted a non-binding proposal to acquire Vacasa during this time, and such bidder subsequently elected not to proceed with evaluating a potential transaction. Parent was the only party to submit an actionable proposal to acquire Vacasa.

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Evaluation of Likelihood of Consummating DK Proposal. The Special Committee carefully evaluated the DK Proposal and assessed that the DK Proposal was unable to be consummated on the terms proposed, given that it was conditioned upon the Requisite DK TRA Amendment and, based on information made available by the Company with respect to the Requisite DK TRA Amendment, numerous TRA Holders holding an estimated aggregate interest in the Tax Receivable Agreement of 59.5% had stated that they would not consent to such an amendment at the time and several others had declined to engage with respect to providing consent.

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Greater Uncertainty of Timing of Closing. The Special Committee also considered the fact that, even if the Requisite DK TRA Amendment condition was waived or if a sufficient number of TRA Holders ultimately provided consent, there remained meaningful uncertainty regarding how long it would ultimately take to close the transactions contemplated by the DK Proposal, given (i) uncertainty regarding the time that would be needed to negotiate and finalize definitive agreements with respect to the DK Proposal, including because there remained material open points in negotiation with Davidson Kempner that had not been resolved in two weeks of negotiations and may not be resolved in a timely manner or at all, and (ii) the need to potentially obtain certain regulatory approvals and the process for obtaining them. These factors made it impossible to fully predict the likely timing of closing the transactions contemplated by the DK Proposal or any other transaction with Davidson Kempner, and the Special Committee concluded it was very likely that the consummation of any such transactions would close, if at all, subsequent to the expected Closing date.

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Potential Negative Impact of Ongoing Negotiations with Davidson Kempner on Key Stakeholders and Performance of Vacasa Business. The Special Committee considered the potential negative impacts of any further uncertainty around the possibility of the Company terminating the Merger Agreement to accept the DK Proposal, which uncertainty had extended for six weeks since the original DK Proposal on February 3, 2025 prior to the approval of the Amendment to the Merger Agreement on March 17, 2025. This uncertainty, combined with uncertainty related to the identity and plans for the business of Davidson Kempner, as well as the significant ongoing diversion of management time, attention and resources, could have negative impacts on key stakeholders of Vacasa, including employees and homeowners, which could, in turn, have a negative impact on the performance of the business and ultimately negatively impact the Unaffiliated Stockholders by reducing the likelihood of the Mergers or any acquisition transaction being completed on a timely basis or at all.
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Financial Condition, Results of Operations and Prospects of Vacasa. The Special Committee also considered the current, historical and projected financial condition, results of operations and business of Vacasa, as well as Vacasa’s prospects and risks if it were to remain a standalone company, including risks stemming from soft demand, declining booking value rates, increasing homeowner churn and liquidity challenges. The Special Committee also considered Vacasa’s then-current business plan and management’s then-current projections. For more information on management’s projections, please see the section of this proxy statement entitled “Special Factors — Certain Company Financial Forecasts.”

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Stockholder Support; TRA Amendment. The Special Committee considered the support of the Mergers by certain stockholders of Vacasa, as evidenced by the voting provisions of the Support Agreements. Additionally, the Special Committee considered the fact that certain stockholders of Vacasa agreed to amend the Tax Receivable Agreement to terminate the Tax Receivable Agreement and to eliminate the early termination payment required thereunder upon a change of control of Vacasa, to be effective at, and contingent upon, the closing of the Mergers, as evidenced by the execution of the TRA Amendment.

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Best Value Reasonably Obtainable. The belief of the Special Committee that the Merger Consideration was more favorable to the Unaffiliated Stockholders on a risk-adjusted basis than the potential value that might result from alternatives reasonably available to Vacasa, and the belief that the Merger Consideration represented an attractive and comparatively certain value for the Unaffiliated Stockholders relative to the risk-adjusted prospects for Vacasa in the absence of the Mergers, taking into account the Special Committee’s (i) assessment that other parties likely did not have either the interest in, or capability to, acquire Vacasa on terms and conditions as favorable to Vacasa as those offered by Parent; and (ii) familiarity with the business, operations, prospects, business strategy, assets, liabilities and general financial condition of Vacasa on a historical and prospective basis and its assessment of associated risks, including the risks noted above under the heading “Financial Condition, Results of Operations and Prospects of Vacasa.”

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Premium to Market Price. The Special Committee also considered the historical market prices, volatility and trading information with respect to shares of Class A Common Stock, including the fact that the Merger Consideration of $5.30 per share to be received by the Unaffiliated Stockholders in the Mergers represents a premium of 35% and 69% over the 30-day and 90-day volume weighted average price per share of Class A Common Stock, respectively, as of December 27, 2024, the last trading day prior to the execution of the Original Merger Agreement.

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History of Negotiations. The Special Committee oversaw and directed extensive negotiations with Parent with respect to price and other terms in the Merger Agreement, which after consultation with representatives of the Special Committee’s financial and legal advisors, the Special Committee believed represented the highest price and best terms that Parent was willing to provide.

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Loss of Opportunity. The Special Committee considered the possibility that, if the Special Committee declined to approve the Amendment to the Merger Agreement and recommend the Merger Agreement, there may not be another opportunity for Vacasa’s stockholders to receive a comparably priced offer with a comparable level of certainty, as Parent indicated it would withdraw its offer to increase the Merger Consideration to $5.30 and eliminate the provisions related to potential downward adjustments to the Merger Consideration if the Amendment to the Merger Agreement were not executed by 9:00 a.m. New York time on March 17, 2025.

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Opinion of PJT Partners. The financial presentation of PJT Partners and its oral opinion rendered to the Special Committee on March 17, 2025, subsequently confirmed in its written opinion dated March 17, 2025, that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion which are stated in its written opinion, the consideration to be received by the holders of shares of Company Stock in the Mergers (other than any shares which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) was fair to such holders from a financial point of view, as more fully described in the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners” beginning on page 68.
•	Likelihood of Closing: The likelihood that the Mergers would be completed, based upon, among other things (not in any relative order of importance):
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the fact that Parent and Merger Subs obtained committed Equity Financing for the Transactions in an aggregate amount sufficient, together with an agreement from the lenders under Vacasa’s existing revolving credit facility to roll Vacasa’s outstanding indebtedness into the transaction, to fund the Merger Consideration;

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Vacasa’s ability, under certain circumstances pursuant to the Merger Agreement and the Equity Commitment Letter, to seek specific performance of Parent’s obligation to cause the equity commitments to Parent to be funded pursuant to the Equity Commitment Letter; and

•	Vacasa’s rights to specific performance under the terms of and subject to the conditions set forth in the Merger Agreement.
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Appraisal Rights. Vacasa’s stockholders have the right to exercise their statutory appraisal rights under Section 262 and receive payment of the fair value of their shares of Company Stock in lieu of the Merger Consideration, subject to and in accordance with the terms and conditions of the Merger Agreement and the DGCL, unless and until any such Vacasa stockholder fails to perfect or effectively withdraws or loses such holder’s right to appraisal and payment under the DGCL. For more information on appraisal rights, please see the section of this proxy statement entitled “Appraisal Rights.”

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Business Environment. The Special Committee also considered the current and prospective business environment in which Vacasa operates, including international, national and local economic conditions, the competitive environment, and the likely effect of these factors on Vacasa and the execution of Vacasa’s business plans.

•	Other Factors. The Special Committee also considered:
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that the terms of the Merger Agreement provide Vacasa sufficient operating flexibility to conduct its business in the ordinary course until the earlier of the consummation of the Company Merger and the termination of the Merger Agreement; and

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the Special Committee’s belief that it was fully informed about the extent to which the interests of those members of the Board and management that are affiliated with the Rollover Stockholders in the Mergers differ from those of the Unaffiliated Stockholders.

In the course of reaching its determination and making its recommendations, the Special Committee also considered the following non-exhaustive list of uncertainties, risks and potentially negative factors concerning the Merger Agreement and the Mergers, which are not presented in any relative order of importance:
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No Unaffiliated Stockholder Participation in Future Growth or Earnings. Unaffiliated Stockholders of Vacasa will receive cash consideration in the Company Merger. As a result, the Unaffiliated Stockholders will not participate in Vacasa’s future earnings or growth and will not benefit from any appreciation in value of the post-Closing company.

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DK Proposal. The fact that the Merger Consideration of $5.30 per share is lower than the $5.75 per share consideration contained in the DK Proposal, even though the Special Committee determined it was not a Superior Proposal because it was unable to be consummated in accordance with its terms.

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Risk Associated with Failure to Consummate the Mergers. The possibility that the Mergers might not be consummated, and if they are not consummated, that: (i) Vacasa’s directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Vacasa during the pendency of the Mergers; (ii) Vacasa will have incurred significant transaction and other costs; (iii) Vacasa’s continuing business relationships with homeowners, employees and partners may be adversely affected; (iv) the trading price of the Class A Common Stock could be adversely affected; (v) the contractual and legal remedies available to Vacasa in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (vi) the failure of the Mergers to be consummated could result in an adverse perception among Vacasa’s homeowners, employees and investors about Vacasa’s prospects.

•	Restrictions on Solicitation. The Merger Agreement precludes Vacasa from directly or indirectly soliciting acquisition proposals, including additional acquisition proposals from Davidson Kempner.
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Impact of Interim Restrictions on Vacasa’s Business Pending the Completion of the Mergers. The restrictions on the conduct of Vacasa’s business prior to the consummation of the Mergers may delay or prevent Vacasa from undertaking strategic initiatives before the completion of the Mergers that, absent the Merger Agreement, Vacasa might have pursued, or from taking certain actions aimed at incentivizing and retaining Vacasa’s employees.

•	Possible Loss of Personnel in the Interim Period. The possible loss of key management or other personnel of Vacasa during the pendency of the Mergers.
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Effects of the Mergers Announcement. The effects of the public announcement of the Mergers, including the: (i) effects on Vacasa’s employees, homeowners, customers, partners, operating results and stock price; and (ii) impact on Vacasa’s ability to execute on strategic transactions or initiatives that Vacasa would otherwise pursue but for the public announcement and pendency of the Mergers.

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Termination Fees Payable by Vacasa. The requirement that Vacasa pay Parent a termination fee of $4,500,000 and an expense reimbursement of up to $3,000,000 (subject to a maximum aggregate payment of $6,500,000) following the termination of the Merger Agreement under certain circumstances, including if Vacasa terminates the Merger Agreement to enter into an alternative acquisition agreement relating to a Superior Proposal. The Special Committee considered the potentially discouraging impact that the termination fee could have on a third party’s interest in making a competing proposal to acquire Vacasa, but believes that the termination fee payable by Vacasa in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.

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Interests of Vacasa’s Directors and Executive Officers. The interests that Vacasa’s directors and executive officers may have in the Mergers, which may be different from, or in addition to, those of Vacasa’s other stockholders. These interests are described below in “Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 90.

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Interests of the Rollover Stockholders in the Mergers; Convertible Notes. Entities managed by or affiliated with the Rollover Stockholders that are current stockholders of Vacasa were offered the opportunity, and elected, to participate in an equity rollover in Parent’s potential acquisition of Vacasa, which such option to participate was not extended to the Unaffiliated Stockholders. In addition, entities managed by or affiliated with the Rollover Stockholders may be offered the opportunity to provide a new equity investment in the pro forma company resulting from Parent’s acquisition of Vacasa. Further, an affiliate of Davidson Kempner holds the DK Convertible Notes issued by Vacasa under that certain Note Purchase Agreement, dated as of August 7, 2024 (the “NPA”), and Vacasa may (subject to Parent’s consent under the Merger Agreement) issue up to an additional $45,000,000 of convertible notes to Davidson Kempner under certain circumstances as set forth in the NPA. Pursuant to the NPA, the DK Convertible Notes will accelerate at a premium in connection with the Mergers. As a result, the interests of the Rollover Stockholders and Davidson Kempner may be different from, or in addition to, the Unaffiliated Stockholders. The Special Committee also assessed that the interests of the Rollover

Stockholders and Davidson Kempner that are different than those of the Unaffiliated Stockholders generally may have created incentives for, in the case of the Rollover Stockholders, their decisions to decline to provide support for the Requisite DK TRA Amendment and, in the case of Davidson Kempner, their decision to make the DK Proposal.
The Special Committee also considered a number of factors relating to the procedural safeguards that it believes were and are present to ensure the fairness of the Mergers and to permit the Special Committee to represent effectively the interests of the Unaffiliated Stockholders. The Special Committee believes these factors support its determination and recommendations and provide assurance of the procedural fairness of the Mergers to the Unaffiliated Stockholders:
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Independence. In connection with appointing directors to the Special Committee, the Board determined that each member on the Special Committee was independent from and had no material relationship (business, familial or otherwise) with the Rollover Stockholders that would impair his or her ability to independently consider a Strategic Transaction, and had no material interest in any Strategic Transaction that was different from, or in addition to, the Unaffiliated Stockholders.

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Negotiating Authority. The power and authority granted to the Special Committee by the Board to, among other things, (i) review, evaluate, investigate, pursue and negotiate (or oversee and direct the review, evaluation, investigation, pursuit and negotiation of) the structure, form, conditions and terms of any Strategic Transaction and of any definitive agreements in connection therewith, (ii) meet with the management of Vacasa, members of the Board and outside advisors engaged by Vacasa or the Special Committee as determined to be reasonable and appropriate by the Special Committee, (iii) make a determination as to whether such Strategic Transaction (and any definitive agreements with respect to such Strategic Transaction) is fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders and (iv) if the Special Committee deems appropriate, recommend to the Board (for or against) the approval of such Strategic Transaction (including, if appropriate, approval of such Strategic Transaction as a Related Party Transaction pursuant to the Audit Committee Charter and the Related Person Transaction Policy and Procedures of Vacasa), the execution and delivery of the definitive documentation providing for such Strategic Transaction and, if applicable, the approval of such Strategic Transaction to the stockholders of Vacasa.

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Active Involvement and Oversight; Autonomy. The thirty meetings held by the Special Committee to discuss and evaluate potential strategic alternatives of Vacasa, including a potential sale of Vacasa, and the Special Committee’s active oversight of the negotiation process with potential buyers. The Special Committee was actively engaged in this process on a regular basis and was provided with full access to Vacasa management and its advisors in connection with its evaluation process and, from the date of the Special Committee’s formation on June 13, 2024, actively directed the solicitation, evaluation and negotiation of all potential strategic alternatives. Prior to permitting the Rollover Stockholders to participate in negotiations with respect to the Support Agreements, the Special Committee determined that the terms of the transaction proposed by Parent, even though such terms would require the interests of the Rollover Stockholders to differ from those of the Unaffiliated Stockholders, were more favorable to the Unaffiliated Stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to Vacasa.

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Advisors. The Special Committee selected and engaged its own independent legal advisor. The Special Committee also selected and engaged as its financial advisor PJT Partners, which had originally been engaged by Vacasa to advise it on potential strategic alternatives in March 2024. In selecting PJT Partners, the Special Committee considered numerous factors, including but not limited to (i) PJT Partners’ experience and familiarity with Vacasa’s strategic alternatives review process, (ii) the likely delay and incremental cost to Vacasa of the Special Committee retaining a different financial advisor, and (iii) the fact that the Board had previously reviewed PJT Partners’ relationship disclosures in determining that PJT Partners could provide independent financial advice to Vacasa and the Board. The Special Committee received the advice of such advisors throughout its review, evaluation, investigation, pursuit and negotiation of a potential Strategic Transaction.

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No Obligation to Recommend. The recognition by the Special Committee that it had no obligation to recommend to the Board the approval of the Merger Agreement and the Mergers or any other transaction and had the authority to reject any proposals made.

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Prior Special Committee Action. The Board was not permitted to approve a Strategic Transaction or to authorize the execution and delivery of definitive documentation providing for a Strategic Transaction without a prior favorable recommendation of such Strategic Transaction by the Special Committee.

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Approvals. The consummation of the Company Merger requires (i) the adoption of the Merger Agreement by the affirmative vote of the holders of the Majority of Outstanding Shares, (ii) the adoption of the Merger Agreement and the waiver of any applicable provision of Section 5.1(d) of the Vacasa Charter by the affirmative vote of the holders of a majority of the Class A Shares, and (iii) the adoption of the Merger Agreement and the waiver of any applicable provision of Section 5.1(d) of the Vacasa Charter by the affirmative vote of the holders of a majority of the Class B Shares. Additionally, the consummation of the Mergers is conditioned upon the expiration of the waiting period under the HSR Act.

The Special Committee was able to reach its determination that the Mergers are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders due to the following reasons:
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the Special Committee carefully reviewed, with the assistance of Vacasa management and its advisors, the Projections, which showed that absent significant deterioration in Vacasa’s financial condition and results of operations, there would be no downward adjustment to the Merger Consideration;

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the Special Committee’s review of the financial analyses of PJT Partners, specifically its discounted cash flow analysis summarized under “Opinion of PJT Partners—Discounted Cash Flow Analysis” which estimated the present value of the Company Stock;

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the fact that, since there were no actionable alternative proposals without significant conditionality and uncertainty to acquire Vacasa submitted during an extensive marketing process, the primary alternative to the Mergers being evaluated by the Special Committee was to continue as a standalone company, and that in a scenario where Vacasa’s business performed in a manner that would result in a material reduction in the Merger Consideration, the risks to continuing as a standalone company would be even greater; and

The foregoing discussion of reasons for the recommendation to adopt the Merger Agreement is not meant to be exhaustive but addresses the material information and factors considered by the Special Committee in consideration of its recommendation. The Special Committee unanimously concluded that the uncertainties, risks and potentially negative factors relevant to the Mergers were outweighed by the potential benefits of the Mergers.
The Board
The Board, acting upon the recommendation of the Special Committee, has (i) determined that the Transactions are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Transactions (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions set forth therein, and authorized the officers of Vacasa to enter into the Merger Agreement and all other documents, certificates, agreements and instruments contemplated thereby on behalf of Vacasa and Vacasa LLC, as applicable, and to do all things and take all actions necessary or advisable to consummate the transactions contemplated thereby, including the Mergers, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa, and (v) recommended that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement. The Board considered the Unaffiliated Stockholders to be situated substantially similarly to, and include, Vacasa’s “unaffiliated security holders” as such term is defined in Rule 13e-3 of the Exchange Act, due to the fact that holders of Class A Common Stock who are officers or directors of Vacasa, and who are included among the Unaffiliated Stockholders but might be considered affiliates of Vacasa by virtue of such role, will receive the same per share Merger Consideration as the security holders unaffiliated with Vacasa will receive in respect of their shares of Class A Common Stock. At the Board meeting on March 17, 2025 when the Board made such determinations, they were made unanimously except that Mr. Christopher Terrill was unable to attend. However, Mr. Terrill has confirmed to the Board that he is supportive of the Mergers on the terms approved by the Special Committee and the Board and as set forth in the Amendment to the Merger Agreement. In light of the foregoing, the Board believes that the Mergers are fair to Vacasa’s “unaffiliated security holders” as such term is defined in Rule 13e-3 of the Exchange Act. The Board, by a majority vote of Vacasa’s directors, recommends that Vacasa’s stockholders vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.
In the course of reaching its determination and making its recommendation, the Board considered the following non-exhaustive list of material factors, which are not presented in any relative order of importance:
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Unanimous Recommendation by the Special Committee. The Special Committee’s analysis (as to both substantive and procedural aspects of the transaction), conclusions and unanimous determination, which a majority of the Board adopted, that the Merger Agreement and related transactions contemplated thereby are fair to and in the best interests of Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members and the Special Committee’s unanimous recommendation that the Board approve the Transactions.

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Procedural Fairness. The procedural fairness of the transaction in the opinion of a majority of the Board, including that the transaction was negotiated by the Special Committee consisting of three directors, each of whom the Board determined was independent from and had no relationship (business, familial or otherwise) with the Rollover Stockholders or Davidson Kempner that would impair his or her ability to independently consider a Strategic Transaction, and had no material interest in any Strategic Transaction that was different from, or in addition to, the Unaffiliated Stockholders, and that the Special Committee was advised by legal and financial advisors with appropriate substantive expertise.

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Financial Presentation and Opinion of PJT Partners. The financial presentation of PJT Partners reviewed with the Special Committee and its oral opinion rendered to the Special Committee on March 17, 2025 (the receipt of which was reported by the Special Committee to the Board), subsequently confirmed in its written opinion dated March 17, 2025, that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein), the Merger Consideration of $5.30 to be received by the holders of shares of Company Stock in the Mergers (other than any shares which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) was fair to such holders from a financial point of view, as more fully described in the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners” beginning on page 68.

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Strategic Review Process. The scope, scale and duration of the extensive sale process through which representatives of PJT Partners, at the direction of the Board or the Special Committee, as applicable, contacted 23 potential counterparties, representing financial sponsors and strategic parties (including Parent), over the course of more than six months prior to Vacasa entering into an exclusivity agreement with Parent on December 12, 2024, to gauge interest in a potential acquisition of Vacasa, and that, in the opinion of the Special Committee, Parent had submitted the sole actionable proposal to acquire Vacasa. In addition, the fact that Vacasa negotiated and engaged with Davidson Kempner pursuant to a waiver by CR of Vacasa’s non-solicitation obligations.

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The Special Committee’s Determinations Regarding the DK Proposal. The Special Committee’s analysis and review of the DK Proposal, which concluded that while the proposed merger consideration in the DK Proposal of $5.75 per share was attractive compared to the $5.30 per share Merger Consideration, the DK Proposal was unable to be consummated on the terms proposed, given that it was conditioned upon the Requisite DK TRA Amendment and that numerous TRA Holders holding an estimated aggregate interest in the Tax Receivable Agreement of 59.5% had stated that they would not consent to such an amendment at the time. Accordingly, the Special Committee had determined that the DK Proposal was not a Superior Proposal or reasonably likely to result in a Superior Proposal.

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Financial Condition, Results of Operations and Prospects of Vacasa, including Risks of Remaining a Standalone Company. The current, historical and projected financial condition, results of operations and business of Vacasa, as well as Vacasa’s prospects and risks in the absence of the Mergers, including risks with respect to soft demand, declining booking value rates, increasing homeowner churn and liquidity challenges, as well as the likelihood that if Vacasa were to remain a standalone company, Vacasa would need to pursue additional capital-raising transactions, which might not be available and, if available, could significantly dilute stockholders.

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Views of Davidson Kempner Board Appointees. The views of Alan Liu and Luis Sosa, Davidson Kempner’s two then-appointees to the Board, expressed at a December 29, 2024 special meeting of the Board, prior to Vacasa’s entry into the Amendment to the Merger Agreement, that (i) the Mergers undervalue Vacasa compared to the potential value of Vacasa if it were to continue operating on a standalone basis and pursued additional cost-cutting measures and asset sales and (ii) the Special Committee and its advisors had not conducted a robust, vigorous or independent process.

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Special Committee Autonomy. The fact that the Special Committee was fully empowered to review, evaluate, investigate, pursue and negotiate (or oversee and direct the review, evaluation, investigation, pursuit and negotiation of) the structure, form, conditions and terms of any Strategic Transaction and of any definitive agreements in connection therewith, and that the Board was not permitted to approve any Strategic Transaction without a prior favorable recommendation from the Special Committee.

In the course of reaching its determination, the Board also considered the following non-exhaustive list of uncertainties, risks and potentially negative factors concerning the Merger Agreement and the Mergers, which are not presented in any relative order of importance:
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No Unaffiliated Stockholder Participation in Future Growth or Earnings. Unaffiliated Stockholders of Vacasa will receive cash consideration in the Company Merger. As a result, the Unaffiliated Stockholders will not participate in Vacasa’s future earnings or growth and will not benefit from any appreciation in value of the post-Closing company.

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Risk Associated with Failure to Consummate the Mergers. The possibility that the Mergers might not be consummated, and if they are not consummated, that: (i) Vacasa’s directors, management team and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of Vacasa during the pendency of the Mergers; (ii) Vacasa will have incurred significant transaction and other costs; (iii) Vacasa’s continuing business relationships with homeowners, employees and partners may be adversely affected; (iv) the trading price of the Class A Common Stock could be adversely affected; (v) the contractual and legal remedies available to Vacasa in the event of the breach or termination of the Merger Agreement may be insufficient, costly to pursue, or both; and (vi) the failure of the Mergers to be consummated could result in an adverse perception among Vacasa’s homeowners, employees and investors about Vacasa’s prospects.

•	Restrictions on Solicitation. The Merger Agreement precludes Vacasa from directly or indirectly soliciting acquisition proposals.
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Impact of Interim Restrictions on Vacasa’s Business Pending the Completion of the Mergers. The restrictions on the conduct of Vacasa’s business prior to the consummation of the Mergers may delay or prevent Vacasa from undertaking strategic initiatives before the completion of the Mergers that, absent the Merger Agreement, Vacasa might have pursued, or from taking certain actions aimed at incentivizing and retaining Vacasa’s employees.

•	Possible Loss of Personnel in the Interim Period. The possible loss of key management or other personnel of Vacasa during the pendency of the Mergers.
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Effects of the Mergers Announcement. The effects of the public announcement of the Mergers, including the: (i) effects on Vacasa’s employees, homeowners, customers, partners, operating results and stock price; and (ii) impact on Vacasa’s ability to execute on strategic transactions or initiatives that Vacasa would otherwise pursue but for the public announcement and pendency of the Mergers.

•	Termination Fees Payable by Vacasa. The requirement that Vacasa pay Parent a termination fee of $4,500,000 following the termination of the Merger Agreement under certain circumstances, including if Vacasa terminates the Merger Agreement to enter into an alternative acquisition agreement relating to a Superior Proposal. The Board considered the potentially discouraging impact that the termination fee could have on a third party’s interest in making a competing proposal to acquire Vacasa, but believes that the termination fee payable by Vacasa in such instance was reasonable, consistent with or below similar fees payable in comparable transactions, and not preclusive of other offers.
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Interests of Vacasa’s Directors and Executive Officers. The interests that Vacasa’s directors and executive officers may have in the Mergers, which may be different from, or in addition to, those of Vacasa’s other stockholders. These interests are described below in “Special Factors — Interests of Our Directors and Executive Officers in the Mergers” beginning on page 90.

The. Board concluded that the uncertainties, risks and potentially negative factors relevant to the Mergers were outweighed by the potential benefits of the Mergers.
In addition, the Special Committee and the Board were aware of and considered the interests that Vacasa’s directors and executive officers may have with respect to the Mergers that may differ from, or are in addition to, their interests as stockholders of Vacasa generally, as described in the section of this proxy statement entitled “Special Factors — Interests of Our Directors and Executive Officers in the Mergers.”
This discussion of the information and factors considered by the Special Committee and the Board includes the material positive and negative factors considered by the Special Committee and the Board, but it is not intended to be exhaustive and may not include all the factors considered by the Special Committee or the Board. Neither the Special Committee nor the Board quantified or assigned any relative or specific weights to the various factors that it considered in reaching its determination to approve the Merger Agreement and the transactions contemplated thereby. Rather, the Special Committee and the Board each viewed its position and recommendation as being based on the totality of the information presented to, and factors considered by, it. In addition, individual members of the Special Committee and the Board may have given differing weights to different factors. This explanation of the reasoning of the Special Committee and the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Note Regarding Forward-Looking Statements.”
Required Stockholder Approval for the Mergers
Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (3) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class.
As of March 12, 2025, the Rollover Stockholders, who have agreed to vote all of their respective shares of Class A Common Stock and Class B Common Stock in favor of the adoption of the Merger Agreement, held approximately (i) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (ii) 44.9% of the outstanding voting power of the Class A Common Stock and (iii) 54.0% of the outstanding voting power of the Class B Common Stock.
Opinion of PJT Partners
PJT Partners was retained by the Special Committee to act as its financial advisor in connection with the transactions contemplated by the Merger Agreement and, upon the Special Committee’s request, to render its fairness opinion to the Special Committee in connection therewith. The Special Committee selected PJT Partners to act as its financial advisor based on PJT Partners’ qualifications, expertise and reputation, its knowledge of Company’s industry and its knowledge and understanding of the business and affairs of Company. At a meeting of the Special Committee on December 29, 2024, PJT Partners rendered an oral opinion, subsequently confirmed in a written opinion dated December 29, 2024 (the “Initial Opinion”), to the Special Committee that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the Initial Opinion which are stated in the written version of the Initial Opinion (including the qualification and limitation that PJT Partners rendered its opinion based on the unadjusted original merger consideration of $5.02 per share and did not opine on any adjustments to the original merger consideration of $5.02 contained in the Original Merger Agreement), the consideration to be received by the holders of shares of Company Stock

(other than any shares which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) in the transactions contemplated by the Original Merger Agreement was fair to such holders from a financial point of view. At a meeting of the Special Committee on March 17, 2025, PJT Partners rendered its oral opinion, subsequently confirmed in its written opinion dated March 17, 2025, to the Special Committee that, as of the date thereof and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion which are stated in its written opinion, the consideration to be received by the holders of shares of Company Stock (other than any shares which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders) in the transactions contemplated by the Merger Agreement was fair to such holders from a financial point of view.
The full text of the Initial Opinion is attached as Annex B and the full text of PJT Partners’ written opinion delivered to the Special Committee, dated March 17, 2025, is attached as Annex BB and each is and incorporated into this proxy statement by reference in its entirety. PJT Partners’ written opinion has been provided by PJT Partners at the request of the Special Committee and is subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners in connection with the opinion (which are stated therein). You are encouraged to read the opinion carefully in its entirety. PJT Partners provided its opinion to the Special Committee, in its capacity as such, in connection with and for purposes of its evaluation of the transactions contemplated by the Merger Agreement only and PJT Partners’ opinion does not constitute a recommendation as to any action the Special Committee or the Board should take with respect to the transactions contemplated by the Merger Agreement or how any holder of Company Stock should vote or act with respect to the transactions contemplated by the Merger Agreement or any other matter. The following is a summary of PJT Partners’ opinion and the methodology that PJT Partners used to render its opinion. This summary of the PJT Partners opinion contained in this proxy statement is qualified in its entirety by reference to the full text of PJT Partners’ written opinion attached as Annex BB.
In arriving at its opinion, PJT Partners, among other things:
•	reviewed certain publicly available information concerning the business, financial condition and operations of Vacasa;
•	reviewed certain internal information concerning the business, financial condition and operations of Vacasa prepared and furnished to PJT Partners by the management of Vacasa;
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reviewed certain internal financial analyses, estimates and forecasts relating to Vacasa, including projections for fiscal years 2025 through 2029 that were prepared by or at the direction of and approved for PJT Partners’ use by the management of Vacasa, which included certain forecasts related to the expected utilization by Vacasa of certain net operating loss carryforwards and tax credits (collectively, the “Projections”);

•	reviewed the historical market prices and trading activities for the Company Stock;
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held discussions with members of senior management of Vacasa concerning, among other things, their evaluation of the transactions contemplated by the Merger Agreement and Vacasa’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

•	reviewed the Original Merger Agreement and a draft, dated March 17, 2025, of the Amendment to the Merger Agreement; and
•	performed such other financial studies, analyses and investigations, and considered such other matters, as PJT Partners deemed necessary or appropriate for purposes of rendering its opinion.
In preparing its opinion, with the consent of the Special Committee, PJT Partners relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by PJT Partners, without independent verification thereof. PJT Partners assumed, with the consent of the Special Committee, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to PJT Partners by Vacasa’s management, were reasonably prepared in accordance with industry practice and represented Vacasa management’s best then-currently available estimates and judgments as to the business and operations and future financial performance of Vacasa. PJT Partners assumed no responsibility for and expressed no opinion as to the Projections, the assumptions upon which they were based or any other financial analyses, estimates and forecasts provided to PJT Partners by the management of Vacasa. PJT Partners also assumed, with the consent of the Special Committee, that there were no material changes in the assets, financial condition, results of operations, business or prospects of Vacasa since the respective dates of the last financial statements of Vacasa made available to PJT Partners. PJT Partners relied on Vacasa management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Vacasa. PJT Partners further relied, with the consent of the Special Committee, upon the assurances of the management of Vacasa that they were not aware of any facts that would make the information, representations and projections provided by them inaccurate, incomplete or misleading.
PJT Partners was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by PJT Partners, nor was it furnished with any such verification and PJT Partners did not assume any responsibility or liability for the accuracy or completeness thereof. PJT Partners did not conduct a physical inspection of any of the properties or assets of Vacasa or the Parent Contribution Assets. PJT Partners did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Vacasa or Parent, nor was it furnished with any such evaluations or appraisals, nor did it evaluate the solvency of Vacasa (or the impact of the transactions contemplated by the Merger Agreement thereon) under any applicable laws.
PJT Partners also assumed, with the consent of the Special Committee, that the final executed form of the Merger Agreement would not differ in any material respects from the drafts reviewed by PJT Partners and that the consummation of the transactions contemplated by the Merger Agreement would be effected in accordance with the terms and conditions of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the transactions contemplated by the Merger Agreement, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Vacasa or Parent or the contemplated benefits of the transactions contemplated by the Merger Agreement. PJT Partners also assumed that the representations and warranties made by Vacasa, Parent and Merger Subs in the Merger Agreement and any related agreements were and would be true and correct in all respects material to its analysis. PJT Partners did not express any opinion as to any tax or other consequences that might result from the transactions contemplated by the Merger Agreement, nor did its opinion address any legal, tax, regulatory or accounting matters, as to which PJT Partners understood that Vacasa obtained such advice as it deemed necessary from qualified professionals. PJT Partners is not a legal, tax or regulatory advisor and relied upon without independent verification the assessment of Vacasa and its legal, tax and regulatory advisors with respect to such matters.
In arriving at its opinion, PJT Partners was not asked to solicit, and did not solicit, interest from any party with respect to any sale, acquisition, business combination or other extraordinary transaction involving Vacasa or its assets. PJT Partners did not consider the relative merits of the transactions contemplated by the Merger Agreement as compared to any other business plan or opportunity that might be available to Vacasa or the effect of any other arrangement in which Vacasa might engage, and PJT Partners’ opinion did not address the underlying decision by Vacasa to engage in the transactions contemplated by the Merger Agreement. PJT Partners’ opinion was limited to the fairness as of the date of the opinion, from a financial point of view, to the holders of Company Stock of the consideration to be received by such holders in the transactions contemplated by the Merger Agreement (other than shares of Company Stock which: (i) were held by Vacasa as treasury stock and not held on behalf of third parties; (ii) were owned by Parent or Merger Subs (or any direct or indirect wholly owned subsidiary of Parent or Merger Subs); (iii) the holder of such Company Stock had properly exercised statutory appraisal rights; or (iv) were shares held, directly or indirectly, by or on behalf of Rollover Stockholders), and PJT Partners’ opinion did not address any other aspect or implication of the transactions contemplated by the Merger Agreement, the Merger Agreement, or any other agreement or understanding entered into in connection with the Mergers or otherwise. PJT Partners further expressed no opinion or view as to the fairness of the transactions contemplated by the Merger Agreement to the holders of any other class of securities, creditors or other constituencies of Vacasa or as to the underlying decision by Vacasa to engage in the transactions contemplated by the Merger Agreement. PJT Partners also expressed no opinion as to the fairness of the amount or nature of the compensation to any of Vacasa’s officers, directors or employees, or any class of such persons, relative to the consideration to be received by holders of Company Stock or otherwise. PJT Partners also expressed no opinion as to the value of the Parent Contribution Assets or with respect to the TRA Amendment.
PJT Partners’ opinion was, necessarily, based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to PJT Partners, as of the date of the opinion. PJT Partners expressed no opinion as to the prices or trading ranges at which the shares of Vacasa will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on Vacasa or the transactions contemplated by the Merger Agreement or as to the impact of the transactions contemplated by the Merger Agreement on the solvency or viability of Vacasa or the ability of Vacasa to pay its obligations when they come due. PJT Partners assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of the opinion.
The issuance of PJT Partners’ opinion was approved by a fairness committee of PJT Partners in accordance with established procedures. PJT Partners’ advisory services and opinion were provided to the Special Committee, in its capacity as such, in connection with and for the purposes of its evaluation of the transactions contemplated by the Merger Agreement only and the opinion does not constitute a recommendation as to any action the Special Committee or the Board should take with respect to the transactions contemplated by the Merger Agreement or any aspect thereof. PJT Partners’ opinion does not constitute a recommendation to any holder of Company Stock as to how any stockholder should vote or act with respect to the transactions contemplated by the Merger Agreement or any other matter.
Summary of Financial Analyses
In connection with rendering its opinion, PJT Partners performed certain financial and other analyses as summarized below. In arriving at its opinion, PJT Partners did not ascribe a specific range of values to the shares of Company Stock but rather made its determination as to fairness, from a financial point of view, to the holders of the Company Stock of the consideration to be received by such holders pursuant to the Merger Agreement on the basis of financial analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, PJT Partners did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the transactions contemplated by the Merger Agreement. Accordingly, PJT Partners believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
The following is a summary of the material financial analyses used by PJT Partners in preparing its opinion to the Special Committee. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by PJT Partners, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, PJT Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Vacasa, Parent or any other parties to the transactions contemplated by the Merger Agreement. None of Vacasa, PJT Partners, Parent or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold. The financial analyses summarized below were based on the Projections and other financial information prepared and furnished to PJT Partners by or on behalf of the management of Vacasa, and used at the direction of the management of Vacasa and approved for PJT Partners’

use by the Special Committee. The following summary does not purport to be a complete description of the financial analyses performed by PJT Partners. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed, for Vacasa, as of the closing trading price on December 27, 2024 (which represented the last trading day for Company Stock prior to the execution of the Original Merger Agreement), and is not necessarily indicative of current or future market conditions. Fully diluted share numbers for Vacasa used below were provided by, and used at the direction of, Vacasa management.
Discounted Cash Flow Analysis
In order to estimate the present value of the Company Stock, PJT Partners performed a discounted cash flow analysis of Vacasa. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows generated by the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
To calculate the estimated enterprise value of Vacasa using the discounted cash flow method, PJT Partners added (a) Vacasa’s projected after-tax unlevered free cash flows from the second quarter of fiscal year 2025 through fiscal year 2029 based on the Projections to (b) the “terminal value” of Vacasa as of December 31, 2029, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest and tax expense, adding depreciation and amortization, subtracting capital expenditures and adjusting for changes in working capital and other cash flow items. The residual value of Vacasa at the end of the projection period, or “terminal value,” was estimated by selecting an estimated range of perpetuity growth rates of 2.0% to 3.0%, which was estimated by PJT Partners utilizing its professional judgment and experience. The cost of equity range of 19.0% to 21.0% was selected based on PJT Partners’ analysis of the weighted average cost of capital of Vacasa and PJT Partners’ professional judgment. PJT Partners then calculated a range of implied equity values per share of Company Stock by (i) subtracting Vacasa’s convertible notes, (ii) subtracting gross debt, (iii) adding the net present value of the cash flow impact from Vacasa’s projected utilization of NOLs for the period from March 31, 2025 through December 31, 2042 (which are included in the Projections and discounted to present value as of March 31, 2025 using a cost of equity range of 19.0% to 21.0% based on PJT Partners’ analysis of the weighted average cost of capital of Vacasa and PJT Partners’ professional judgement), (iv) adding available cash, in each case from the estimated enterprise value derived using the discounted cash flow method and (v) dividing such amount by the fully diluted number of shares of Company Stock as of March 31, 2025.
PJT Partners also performed the discounted cash flow analysis described above excluding the net present value of the cash flow impact from Vacasa’s projected utilization of NOLs for the period from March 31, 2025 through December 31, 2042.
The following summarizes the results of these calculations:

DCF Analysis (Including NOL Value)	$2.34 – $3.59
DCF Analysis (Excluding NOL Value)	$2.00 – $3.20

PJT Partners then compared these ranges of implied value per share of Class A Common Stock to the Merger Consideration of $5.30 per share of Class A Common Stock as of December 27, 2024 (which represented the last trading day for Company Stock prior to the execution of the Original Agreement).
Other Information
PJT Partners also observed the additional factors described below, which were not considered part of its financial analyses in connection with rendering its opinion, but were referenced solely for informational purposes:
•
historical trading prices of Company Stock during the 52-week period ending December 27, 2024, which indicated low and high closing prices of Class A Common Stock during such period of $2.07 to $11.70, as compared to the Merger Consideration of $5.30 per share of Class A Common Stock; and

•
publicly available Wall Street research analysts’ share price targets as of December 27, 2024 for the next 12 months for Company Stock, which indicated a target share price range for the Class A Common Stock of $2.50 to $3.25, as compared to the headline offer value of $5.30.

Preliminary Presentations
In addition to the presentation made to the Special Committee on March 17, 2025, the date on which PJT Partners delivered its opinion, as described above, PJT Partners made other presentations to the Special Committee on October 17, 2024, November 5, 2024, December 8, 2024, December 9, 2024, December 29, 2024, February 4, 2025 and February 21, 2025 (such presentations collectively referred to as the “Preliminary PJT Partners’ Presentations”). Copies of the Preliminary PJT Partners’ Presentations have been attached as exhibits to the Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the Merger Agreement. A summary of the Preliminary PJT Partners’ Presentations is provided below which does not list all information contained in the Preliminary PJT Partners’ Presentations and is qualified in its entirety by reference to the respective exhibits attached to the Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by the Merger Agreement.
The October 17, 2024 materials presented to the Special Committee included illustrative process considerations and a review and summary of bids pending, an illustrative sources and uses scenario analysis, an overview of Vacasa’s financial projections, a preliminary liquidity and valuation summary and a preliminary discounted cash flow analysis, including an illustrative net operating loss valuation. The November 5, 2024 materials presented to the Special Committee included an overview of Parent’s October 22, 2024 proposal, Vacasa’s proposed response to such proposal, and illustrative merger consideration adjustment considerations. The December 8, 2024 materials presented to the Special Committee included an overview of Vacasa’s then-current situation, and illustrative merger consideration adjustment considerations. The December 9, 2024 materials presented to the Special Committee included an overview of the key outstanding terms of Parent’s proposal as of December 8, 2024 and further illustrative Merger Consideration adjustment considerations. The December 29, 2024 materials presented to the Special Committee in connection with PJT Partners’ delivery of the Initial Opinion included an overview of Vacasa’s then-current situation, an overview of Casago’s proposals to date, an overview of Vacasa’s financial projections and a discounted cash flow analysis, including an illustrative net operating loss valuation. The February 4, 2025 materials presented to the Special Committee included an overview of the Initial DK Proposal and a liquidity forecast taking into account the termination fee in the Original Merger Agreement. The February 21, 2025 materials presented to the Special Committee included an overview and comparison of the Initial DK Proposal with the terms of the Original Merger Agreement and a comparison of merger consideration adjustment schedules based on projected churn rates.
None of the Preliminary PJT Partners’ Presentations, alone or together, constitutes an opinion of PJT Partners’ with respect to the Transaction consideration. Each of the analyses performed in the Preliminary PJT Partners’ Presentations was subject to further updating and subject to the final financial analysis presented to the Special Committee on March 17, 2025 by PJT Partners, which is summarized above and which superseded all analyses performed in the Preliminary PJT Partners’ Presentations. Each of these analyses was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to PJT Partners as of, the date on which PJT Partners performed such analyses. Accordingly, the results of the financial analyses may have differed due to changes in those conditions and other information. The written and oral presentations by PJT Partners did not contain all of the financial analyses included in the March 17, 2025 presentation.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying PJT Partners’ opinion. In arriving at its fairness determination, PJT Partners considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, PJT Partners made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. The terms of the Merger Agreement, including the consideration, were determined through arm’s-length negotiations between Vacasa and Parent, rather than PJT Partners, and the decision to enter into the Merger Agreement was solely that of Vacasa and Parent.

PJT Partners prepared these analyses for purposes of providing its opinion to the Special Committee as to the fairness, from a financial point of view, as of the date of the written opinion of PJT Partners, of the consideration to be received by the Unaffiliated Stockholders pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Vacasa, Parent, PJT Partners or any other person assumes responsibility if future results are materially different from those forecast.
PJT Partners is an internationally recognized investment banking firm and, as part of its and its affiliates’ investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. As a leading global M&A, capital raising, restructuring and liability management, and governance and shareholder practices advisor, PJT Partners and its affiliates undertake significant client coverage efforts and have advised and/or discussed potential strategic transactions with a number of participants in Vacasa’s sector. The Special Committee selected PJT Partners to act as its financial advisor because of its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally and in the hospitality industry specifically.
PJT Partners is acting as financial advisor to the Special Committee in connection with the Transaction. As compensation for its services in connection with the Transaction, PJT Partners is entitled to receive from Vacasa an aggregate fee of $5.75 million comprised of a work fee of $1 million, which became payable on December 31, 2024, a fairness opinion fee of $1.25 million, which became payable upon the delivery of the Initial Opinion as of December 31, 2024, an additional fairness opinion fee of $1.25 million, which became payable upon the delivery of PJT Partners’ opinion as of March 17, 2025, and is payable no later than the consummation of the Transaction and the remainder of which is contingent and payable upon the consummation of the Transaction. Vacasa has agreed to reimburse PJT Partners for out-of-pocket expenses and to indemnify PJT Partners for certain liabilities arising out of the performance of such services (including the rendering of PJT Partners’ opinion).
During the two years preceding the date of its opinion, PJT Partners advised Vacasa with respect to a capital markets transaction for which PJT Partners received a fee of less than $1 million, and subsequent to the delivery of the opinion, received fees of less than $300,000. PJT Partners (i) is also advising or has advised through PJT Partners’ Restructuring and Special Situations Group, creditor groups in which Davidson Kempner and/or its affiliates are/were members in connection with restructuring matters unrelated to Vacasa or the Transaction, for which PJT Partners received fees for its work for the entire creditor group which were paid by the debtor, (ii) is advising Davidson Kempner in connection with a potential capital raise for one of its reinsurance vehicles, for which PJT Partners may receive fees in the future currently expected to be less than $5 million and (iii) was named as an advisor to Global Blue Group Holding AG, an entity in which affiliates of Silver Lake own a majority interest, in connection with its sale to Shift4 Payments, Inc., for which PJT Partners may receive a nominal fee in the future. PJT Partners has not advised or received fees from Parent or its affiliates during this period.
Purposes and Reasons of the Filing Parties for the Mergers
The Mergers constitute a Rule 13e-3 transaction for which a Schedule 13E-3 Transaction Statement has been filed with the SEC. Under the rules governing “going private” transactions in Rule 13e-3 under the Exchange Act, the Filing Parties are required to express their reasons for the Mergers to Vacasa stockholders. The Filing Parties are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Filing Parties’ purposes and reasons for the Mergers should not be construed as a recommendation to any Unaffiliated Stockholder as to how such Unaffiliated Stockholder should vote on the proposal to adopt the Merger Agreement.
For the Filing Parties, the primary purpose for the Mergers is to benefit from any future earnings and growth of Vacasa after Mergers. The Filing Parties believe that structuring the transaction in this manner is preferable to other transaction structures because it (i) enables Parent to acquire all of the outstanding shares of the Class A Common Stock at the same time, (ii) represents an opportunity for the Unaffiliated Stockholders to receive $5.30 in cash per share of Class A Common Stock without interest and less any applicable withholding taxes, and (iii) allows the Rollover Stockholders to maintain a portion of their investment in Vacasa through their commitments to roll over their existing equity interests in Vacasa into equity interests of Parent. In the course of considering the proposed going private transaction, the Filing Parties did not give significant consideration to any other alternative transaction structures or other alternative means to accomplish the foregoing purposes because the Filing Parties believed the Mergers were the most direct and effective way to accomplish these objectives.
The Filing Parties determined to undertake the Mergers at this time because the Filing Parties believe that, as a private company, Vacasa will be able to improve its ability to execute initiatives that over time will create additional enterprise value for Vacasa. The Filing Parties believe that this, along with Vacasa’s existing business and potential future opportunities, will allow the Filing Parties’ investment in Vacasa to achieve returns consistent with its investment objectives, which are in some cases more difficult for businesses to achieve as a public company due to the investment community’s focus on short-term, often quarterly, financial results. Further, absent the reporting and associated costs and burdens placed on public companies, the Filing Parties believe that Vacasa’s management and employees will be able to execute more effectively on future strategic plans.
Position of the Purchaser Filing Parties as to the Fairness of the Mergers
Under the SEC rules governing “going private” transactions, the Purchaser Filing Parties may be deemed to be engaged in a “going private” transaction and, therefore, are required to express their beliefs as to the fairness of the Mergers to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act). The Purchaser Filing Parties are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Purchaser Filing Parties’ views as to fairness of the Mergers should not be construed as a recommendation to any Unaffiliated Stockholder as to how such Unaffiliated Stockholder should vote on the proposal to adopt the Merger Agreement.
None of the Purchaser Filing Parties participated in the deliberations of the Special Committee regarding, or received advice from the Special Committee’s legal, financial or other advisors as to, the fairness of the Mergers. None of the Purchaser Filing Parties undertook any independent evaluation of the fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders. The Purchaser Filing Parties have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders. Each of the Purchaser Filing Parties believes, however, that the Mergers are substantively fair to the Unaffiliated Stockholders based on the following factors, which are not presented in any relative order of importance:
•
the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the Excluded Shares) that are Unaffiliated Stockholders in the transactions contemplated by the Merger Agreement represents a premium of 35% and 69% over Vacasa’s 30-day and 90-day volume weighted average price per share of Class A Common Stock, respectively, as of December 27, 2024, the last trading day prior to the public announcement of the execution of the Original Merger Agreement;

•
notwithstanding that the opinion of PJT Partners was provided solely for the information and assistance of the Special Committee and none of the Purchaser Filing Parties are entitled to, nor did they, rely on such opinion, the Purchaser Parties considered the fact that the Special Committee received an opinion from its independent financial advisor, PJT Partners, to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by PJT Partners in preparing its opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the Excluded Shares) that are Unaffiliated Stockholders in the transactions contemplated by the Merger Agreement was fair, from a financial point of view, to the Unaffiliated Stockholders, as more fully described in the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners” beginning on page 68;

•	the financial performance and business prospects of the Company, including that:
•	the Company has experienced recent and ongoing decreases in the number of homes under management;

•	the Company has experienced recent and ongoing declining revenue;
•	the Company has not been able to achieve all of its topline financial expectations;
•	the Company has experienced a high level of employee turnover; and
•	the Company has faced continued working capital challenges.
•
the Mergers will provide consideration to the Unaffiliated Stockholders entirely in cash, thus eliminating any uncertainty in valuing the Merger Consideration and, as a result, no longer being exposed to the various risks and uncertainties related to continued ownership of Company Stock, which include, among others, the following:

•	exposure to market, economic and other risks that arise from owning an equity interest in a public company;
•
a potential decline in market prices resulting from loss of investor confidence, including from any failure to maintain effective internal control over financial reporting or an inability to remediate a material weakness;

•	a potential decline in the value of Company Stock, including as a result of decreases in the number of homes under management by Vacasa and its Subsidiaries, or decreases in revenue;
•	fluctuations in the value of Company Stock based on general economic, business and industry conditions, both in the U.S. and internationally;
•
volatility in the price of Company Stock as a result of developments beyond the Company’s control, including government or regulatory action, changes in tax laws, interest rates and general market conditions; and

•	impacts to stock price and trading volume from analyst recommendations and expectations.
The Purchaser Filing Parties did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders because they believed that net book value is not a material indicator of the value of Vacasa as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Mergers. See the section of this proxy statement entitled “Where You Can Find More Information” for a description of how to obtain copies of Vacasa’s periodic reports.
In addition, each of the Purchaser Filing Parties believes that the Mergers are procedurally fair to the Company’s Unaffiliated Stockholders based on the following factors, which are not presented in any relative order of importance:
•
the Board established a Special Committee comprised solely of disinterested and independent directors to evaluate the proposal from, negotiate with, Parent, and represent the interests of the Company and the Unaffiliated Stockholders;

•
the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Mergers), including to reject any proposals made by Parent or any other person, had no limitations placed on its authority, and had no obligation to recommend to the Board that it approve the Merger Agreement;

•	the Special Committee was deliberative in its process, taking over six months to analyze, evaluate and negotiate the terms of the Mergers;
•
none of the Purchaser Filing Parties or their affiliates participated in the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee;

•	the Special Committee retained independent, internationally recognized financial and legal advisors, each of which has extensive experience in transactions similar to the Mergers;
•	the Merger Consideration and other terms and conditions of the Merger Agreement resulted from extensive arms’ length negotiations between the Special Committee, Parent and their respective advisors;

•
there is no additional debt financing required to complete the transaction and the Mergers are not conditioned on any such additional debt financing being obtained by the Purchaser Filing Parties, thus increasing the likelihood that the Mergers will be consummated and that the Unaffiliated Stockholders will receive the Merger Consideration;

•
the Merger Agreement allows the Special Committee, subject to specific limitations and requirements set forth in the Merger Agreement, to consider and respond to unsolicited third-party acquisition proposals, and to furnish confidential information to, and engage in discussions or negotiations with, the person or parties making such acquisition proposals prior to receipt of the Company Stockholder Approvals;

•
the Merger Agreement allows the Board or the Special Committee, subject to specific limitations and requirements set forth in the Merger Agreement, to withdraw or change its recommendation that the stockholders of Vacasa approve the proposal to adopt the Merger Agreement;

•
the Special Committee unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Unaffiliated Stockholders;

•
the Board (acting on the unanimous recommendation of the Special Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa, and (v) recommended that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement;

•
the Mergers are conditioned upon the affirmative vote of (1) the holders of the Majority of the Outstanding Shares, (2) the holders of a majority of the Class A Shares, and (3) the holders of a majority of the Class B Shares; and

•
Unaffiliated Stockholders who do not vote in favor of the adoption of the Merger Agreement are entitled to exercise statutory appraisal rights under Delaware law in connection with the Mergers with respect to their shares of Class A Common Stock if they meet certain conditions and comply with the applicable statutory procedures for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights.

The Purchaser Filing Parties did not consider the liquidation value of Vacasa in determining their view as to fairness of the Mergers to the Unaffiliated Stockholders because the Purchaser Filing Parties intend to shift Vacasa’s current business strategy by pursuing predominantly a franchise business model, as discussed in the section of this proxy statement entitled “Special Factors — Plans for Vacasa After the Mergers.” None of the Purchaser Filing Parties sought to establish a pre-merger going concern value for the Class A Common Stock and Class B Common Stock to determine the fairness of the Merger Consideration to the Unaffiliated Stockholders because following the Mergers the Company will have a different capital structure. However, to the extent the pre-merger going concern value was reflected in the Nasdaq closing price of $3.81 per share of Class A Common Stock on December 27, 2024, the last trading day prior to the announcement of entry into the Original Merger Agreement, the Merger Consideration represented a premium to the going concern value of the Company.
None of the Purchaser Filing Parties is aware of, and thus did not consider, any firm offer from an unaffiliated person during the past two years for a merger or consolidation of the Company with another company, the sale or transfer of substantially all of the Company’s assets, or the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.
The Purchaser Filing Parties did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Mergers or the Merger Consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Mergers to Unaffiliated Stockholders.

The Purchaser Filing Parties are aware of the DK Proposal and the Special Committee's determination that the DK Proposal was not a Superior Proposal. The Purchaser Filing Parties continue to believe the Mergers are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders.
The foregoing discussion of the information and factors considered by each of the Purchaser Filing Parties in connection with the fairness of the Mergers is not intended to be exhaustive, but is believed to include all material factors considered by each of them. None of the Purchaser Filing Parties found it practicable to, and they did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Mergers. Rather, the fairness determinations were made by the Purchaser Filing Parties after considering all of the foregoing factors as a whole. Each of the Purchaser Filing Parties believes these factors provide a reasonable basis upon which to form its belief that the Mergers are fair to the Unaffiliated Stockholders. This belief should not, however, be construed as a recommendation to any Unaffiliated Stockholder to vote in favor of the proposal to adopt the Merger Agreement. None of the Purchaser Filing Parties makes any recommendation as to how the Unaffiliated Stockholders should vote their shares of Class A Common Stock or Class B Common Stock on the proposal to adopt the Merger Agreement.
Position of the Rollover Filing Parties as to the Fairness of the Mergers
Under the SEC rules governing “going private” transactions, the Rollover Filing Parties may be deemed to be engaged in a “going private” transaction and, therefore, are required to express their beliefs as to the fairness of the Mergers to the “unaffiliated security holders” (as defined in Rule 13e-3 of the Exchange Act). The Rollover Filing Parties are making the statements included in this section of this proxy statement solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Rollover Filing Parties’ views as to fairness of the Mergers is not intended to be and should not be construed as a recommendation to any Unaffiliated Stockholder as to how such Unaffiliated Stockholder should vote on the proposal to adopt the Merger Agreement. The Rollover Filing Parties have interests that are different from, and/or in addition to, the interests of the Unaffiliated Stockholders.
The Rollover Filing Parties believe that the interests of the Unaffiliated Stockholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of its independent legal and financial advisors. Although representatives of the Rollover Filing Parties are members of the Board, none of such individuals are members of the Special Committee, and neither such directors nor any of the Rollover Filing Parties participated in the deliberations of the Special Committee regarding, or received advice from the Special Committee’s legal, financial or other advisors as to, the fairness of the Mergers. None of the Rollover Filing Parties undertook any independent evaluation of the fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders. The Rollover Filing Parties have not performed, or engaged a financial advisor to perform, any valuation or other analyses for the purposes of assessing the fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders. Based, among other things, on their knowledge and analysis of available information regarding the Company, as well as discussions with the Company’s senior management regarding the Company and its business and the factors considered by, and the analysis and resulting findings of, the Special Committee and the Board discussed under the section of this proxy statement entitled “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers” beginning on page 68 (which analyses and resulting conclusions the Rollover Filing Parties adopt), each of the Rollover Filing Parties believes, however, that the Mergers are substantively fair to the Unaffiliated Stockholders. In particular, the Rollover Filing Parties considered the following factors, which are not presented in any relative order of importance:
•
the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the Excluded Shares) that are Unaffiliated Stockholders in the transactions contemplated by the Merger Agreement represents a premium of 35% and 69% over Vacasa’s 30-day and 90-day volume weighted average price per share of Class A Common Stock, respectively, as of December 27, 2024, the last trading day prior to the public announcement of the execution of the Original Merger Agreement;

•	the Company’s Class A Common Stock traded as low as $2.07 per share during the 52-week period the public announcement of the execution of the Merger Agreement;
•
the representatives of the Special Committee are not officers or employees of the Company, are not affiliated with any Rollover Filing Party and do not have any interests in the Mergers different from, or in addition to, those of the Unaffiliated Stockholders, other than the members’ receipt of Board compensation, and Special Committee compensation (which are not contingent upon the completion of the Mergers or the Special Committee’s or the Board’s recommendation and/or authorization and approval of the Mergers) and their indemnification and liability insurance rights under their respective indemnification agreement entered into with the Company and the Merger Agreement;
•
notwithstanding that the opinion of PJT Partners was provided solely for the information and assistance of the Special Committee and none of the Rollover Filing Parties are entitled to, nor did they, rely on such opinion, the Rollover Filing Parties considered the fact that the Special Committee received an opinion from its independent financial advisor, PJT Partners, to the effect that, as of the date of the opinion and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by PJT Partners in preparing its opinion, the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than the Excluded Shares) that are Unaffiliated Stockholders in the transactions contemplated by the Merger Agreement was fair, from a financial point of view, to the Unaffiliated Stockholders, as more fully described in the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners” beginning on page 68;

•	the financial performance and business prospects of the Company, including that:
○	the Company has experienced recent and ongoing decreases in the number of homes under management;
○	the Company has experienced recent and ongoing declining revenue;
○	the Company has not been able to achieve all of its topline financial expectations;
○	the Company has experienced a high level of employee turnover; and
○	the Company has faced continued working capital challenges.
•
the Mergers will provide consideration to the Unaffiliated Stockholders entirely in cash, thus eliminating any uncertainty in valuing the Merger Consideration and, as a result, no longer being exposed to the various risks and uncertainties related to continued ownership of Company Stock, which include, among others, the following:

○	exposure to market, economic and other risks that arise from owning an equity interest in a public company;
○
a potential decline in market prices resulting from loss of investor confidence, including from any failure to maintain effective internal control over financial reporting or an inability to remediate a material weakness;

○	a potential decline in the value of Company Stock, including as a result of decreases in the number of homes under management by Vacasa and its Subsidiaries, or decreases in revenue;
○	fluctuations in the value of Company Stock based on general economic, business and industry conditions, both in the U.S. and internationally;
○
volatility in the price of Company Stock as a result of developments beyond the Company’s control, including government or regulatory action, changes in tax laws, interest rates and general market conditions; and

○	impacts to stock price and trading volume from analyst recommendations and expectations.
The Rollover Filing Parties did not consider net book value, which is an accounting concept, in determining their view as to fairness of the Mergers or the Merger Consideration to the Unaffiliated Stockholders because they believed that net book value is not a material indicator of the value of Vacasa as a going concern but rather is indicative of historical costs and therefore not a relevant measure in the determination as to the fairness of the Mergers. See the section of this proxy statement entitled “Where You Can Find More Information” for a description of how to obtain copies of Vacasa’s periodic reports.
In addition, each of the Rollover Filing Parties believes that the Mergers are procedurally fair to the Company’s Unaffiliated Stockholders based on the following factors, which are not presented in any relative order of importance:

•
the Board established a Special Committee comprised solely of disinterested and independent directors, as such term is defined in Nasdaq Stock Market Rule 5605(a)(2), to evaluate the proposal from, negotiate with, Parent, and represent the interests of the Company and the Unaffiliated Stockholders;

•
the Special Committee had the full power and authority to negotiate the terms and conditions of any strategic transaction involving the Company (including the Mergers), including to reject any proposals made by Parent or any other person, had no limitations placed on its authority, and had no obligation to recommend to the Board that it approve the Merger Agreement;

•	the Special Committee was deliberative in its process, taking over six months to analyze, evaluate and negotiate the terms of the Mergers;
•
none of the Rollover Filing Parties or their affiliates participated in the deliberative process of, or the conclusions reached by, the Special Committee or the negotiating positions of the Special Committee;

•	the Special Committee retained independent, internationally recognized financial and legal advisors, each of which has extensive experience in transactions similar to the Mergers;
•	the Merger Consideration and other terms and conditions of the Merger Agreement resulted from extensive arms’ length negotiations between the Special Committee, Parent and their respective advisors;
•
there is no additional debt financing required to complete the transaction and the Mergers are not conditioned on any such additional debt financing being obtained by the Purchaser Filing Parties, thus increasing the likelihood that the Mergers will be consummated and that the Unaffiliated Stockholders will receive the Merger Consideration;

•
the Merger Agreement allows the Special Committee, subject to specific limitations and requirements set forth in the Merger Agreement, to consider and respond to unsolicited third-party acquisition proposals, and to furnish confidential information to, and engage in discussions or negotiations with, the person or parties making such acquisition proposals prior to receipt of the Company Stockholder Approvals;

•
the Merger Agreement allows the Board or the Special Committee, subject to specific limitations and requirements set forth in the Merger Agreement, to withdraw or change its recommendation that the stockholders of Vacasa approve the proposal to adopt the Merger Agreement;

•
the Special Committee unanimously determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, the Unaffiliated Stockholders;

•
the Board (acting on the unanimous recommendation of the Special Committee) has (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Mergers, are fair to, and in the best interests of, Vacasa, the Unaffiliated Stockholders, Vacasa LLC and its members, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Mergers, (iii) authorized and approved the execution, delivery and performance by Vacasa and Vacasa LLC of the Merger Agreement and the consummation of transactions contemplated thereby, including the Mergers, upon the terms and subject to the conditions contained therein, (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Vacasa at a meeting of the stockholders of Vacasa, and (v) recommended that the stockholders of Vacasa vote in favor of the adoption of the Merger Agreement;

•	the Special Committee and the Board were fully informed about the extent to which the interests of the Rollover Filing Parties in the Mergers differed from those of the Unaffiliated Stockholders;
•
the Mergers are conditioned upon the affirmative vote of (1) the holders of the Majority of the Outstanding Shares, (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (3) the of the Class A Shares, holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class; and

•
Unaffiliated Stockholders who do not vote in favor of the adoption of the Merger Agreement are entitled to exercise statutory appraisal rights under Delaware law in connection with the Mergers with respect to their shares of Class A Common Stock if they meet certain conditions and comply with the applicable statutory procedures for demanding and perfecting appraisal rights and do not subsequently validly withdraw or lose such rights.

The Rollover Filing Parties did not consider the liquidation value of Vacasa in determining their view as to fairness of the Mergers to the Unaffiliated Stockholders because the Purchaser Filing Parties intend to shift Vacasa’s current business strategy by pursuing predominantly a franchise business model, as discussed in the section entitled “Special Factors — Plans for Vacasa After the Mergers.” None of the Rollover Filing Parties sought to establish a pre-merger going concern value for the Class A Common Stock and Class B Common Stock to determine the fairness of the Merger Consideration to the Unaffiliated Stockholders because following the Mergers the Company will have a different capital structure. However, to the extent the pre-merger going concern value was reflected in the Nasdaq closing price of $3.81 per share of Class A Common Stock on December 27, 2024, the last trading day prior to the announcement of entry into the Original Merger Agreement, the Merger Consideration represented a premium to the going concern value of the Company.
None of the Rollover Filing Parties is aware of, and thus none of the Rollover Filing Parties considered, any firm offer from an unaffiliated person during the past two years for a merger or consolidation of the Company with another company, the sale or transfer of substantially all of the Company’s assets, or the purchase of all or a substantial portion of the shares that would enable such person to exercise control of or significant influence over the Company.
The Rollover Filing Parties did not receive any reports, opinions or appraisals from any outside party materially related to the fairness of the Mergers or the Merger Consideration, and thus did not consider any such reports, opinions or appraisals in determining the substantive and procedural fairness of the Mergers to Unaffiliated Stockholders.
The Rollover Filing Parties also considered a variety of risks and other countervailing factors related to the substantive and procedural fairness of the Mergers, including:
•
(1) the fact that the Unaffiliated Stockholders will not participate in any future earnings, appreciation in value or growth of the Company’s business and will not benefit from any potential sale of the Company or its assets to a third party in the future, (2) the risk that the Mergers might not be completed in a timely manner or at all, and (3) the fact that Parent and Merger Subs are newly formed entities with essentially no assets, other than the funding commitments of the Guarantors and the rollover commitments of the Rollover Filing Parties;

•
the restrictions on the conduct of the Company’s business prior to the completion of the Mergers set forth in the Merger Agreement, which may delay or prevent the Company from undertaking business opportunities that may arise and certain other actions it might otherwise take with respect to the operations of the Company pending completion of the Mergers;

•
the negative effect that the pendency of the Mergers, or a failure to complete the Mergers, could potentially have on the Company’s business and relationships with its employees, vendors and customers;

•
subject to the terms and conditions of the Merger Agreement, from the date of execution of the Merger Agreement until the earlier to occur of the effective date or the termination of the Merger Agreement in accordance with its terms, the Company and its subsidiaries are restricted from soliciting, proposing, initiating or knowingly encouraging the submission of acquisition proposals from third parties or the making of any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal;

•
the possibility that the amounts that may be payable by the Company upon the termination of the Merger Agreement, including payment to Parent of a termination fee of $4,500,000 in cash, and the processes required to terminate the Merger Agreement, including the opportunity for Parent to negotiate to make adjustments to the Merger Agreement, could discourage other potential acquirors from making a competing bid to acquire the Company; and

•
that each of (i) the exchange by U.S. holders of Common Units for shares of Class A Common Stock in the Vacasa LLC Units Redemption and (ii) the exchange by U.S. holders of shares of Class A Common Stock for cash pursuant to the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes.

The Rollover Filing Parties are aware of the DK Proposal and the Special Committee's determination that the DK Proposal was not a Superior Proposal. The Rollover Filing Parties continue to believe the Mergers are fair to, and in the best interests of, Vacasa and the Unaffiliated Stockholders.
The foregoing discussion of the information and factors considered by each of the Rollover Filing Parties in connection with the fairness of the Mergers is not intended to be exhaustive, but is believed to include all material factors considered by each of them. None of the Rollover Filing Parties found it practicable to, and they did not, quantify or otherwise attach relative weights to the foregoing factors in reaching their conclusion as to the fairness of the Mergers. Rather, the fairness determinations were made by the Purchaser Filing Parties after considering all of the foregoing factors as a whole. Each of the Rollover Filing Parties believes these factors, including the factors described under the section of this proxy statement entitled “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers,” provide a reasonable basis upon which to form its belief that the Mergers are fair to the Unaffiliated Stockholders. This belief, however, is not intended to be and should not be construed as a recommendation to any Unaffiliated Stockholder to vote in favor of the proposal to adopt the Merger Agreement. None of the Rollover Filing Parties makes any recommendation as to how the Unaffiliated Stockholders should vote their shares of Class A Common Stock or Class B Common Stock on the proposal to adopt the Merger Agreement. The Rollover Filing Parties attempted to negotiate the terms for a transaction that would be most favorable to them, and not to the Unaffiliated Stockholders, and, accordingly, did not negotiate the Merger Agreement with a goal of obtaining terms that were fair to such Unaffiliated Stockholders.
Plans for Vacasa After the Mergers
Following completion of the Company Merger, Company Merger Sub will have been merged with and into Vacasa, with Vacasa surviving the Company Merger as a wholly owned subsidiary of Parent. The Class A Common Stock is currently listed on Nasdaq and registered under the Exchange Act. Following completion of the Company Merger, there will be no further public market for the Class A Common Stock and, as promptly as practicable following the Company Merger Effective Time and in compliance with applicable law, the Class A Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act.
The Filing Parties currently anticipate that the Company’s operations initially will be conducted following completion of the Mergers substantially as they are currently being conducted (except that Vacasa will cease to be a public company and will instead be a wholly owned subsidiary of Parent). The Filing Parties believe that, as a private company, the Company will be able to improve its ability to execute quickly and effectively on a series of existing value creation levers, including improving service levels, marketing to new homeowners and increasing partnerships with local teams, including through franchising. Through the franchise model, the Filing Parties will pursue opportunities to sell property management contracts and other assets to deliver enhanced service to Vacasa customers. Following completion of the Mergers, the Filing Parties will continue to assess the Company’s assets, corporate and capital structure, capitalization, operations, business, properties and personnel to determine what additional changes, if any, would be desirable to enhance the business and operations of the Company.
At the Company Merger Effective Time, (a) the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation of the Surviving Corporation and the bylaws of the Surviving Corporation, and (b) the initial officers of the Surviving Corporation will be the officers of Vacasa as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation of the Surviving Corporation and the bylaws of the Surviving Corporation. Immediately following the completion of the Mergers, it is expected that (a) Casago Global, LLC will be entitled to appoint two directors to the board of directors of Parent, (b) each of Roofstock, MHRE STR II, LLC, TRT Investors 37, LLC, Riverwood Capital and Silver Lake

Group, L.L.C. will be entitled to appoint one director to the board of directors of Parent and (b) each of Roofstock and Level Equity Management, LLC will be entitled to appoint one observer to the board of directors of Parent.
At the Company Merger Effective Time (a) the Vacasa Charter as in effect immediately prior to the Company Merger Effective Time will be amended and restated in its entirety to read as set forth in Exhibit B to the Merger Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Company until thereafter amended as provided therein or as provided by applicable law and consistent with the obligations set forth in the Merger Agreement, and (b) the bylaws of Vacasa as in effect immediately prior to the Company Merger Effective Time will be amended and restated in their entirety to read as the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time, except that all references to Company Merger Sub will be automatically amended and become references to the Surviving Corporation, until thereafter amended as provided therein, by the certificate of incorporation of the Surviving Company or as provided by applicable law and consistent with the obligations set forth in the Merger Agreement.
Certain Effects of the Mergers
If all conditions to the Mergers are satisfied or waived (to the extent waivable under applicable law), the Merger Agreement provides that (i) at the LLC Merger Effective Time, LLC Merger Sub will merge with and into Vacasa LLC in accordance with the Merger Agreement, and the separate existence of LLC Merger Sub will cease and Vacasa LLC will continue as the Surviving Company in the LLC Merger and (ii) at the Company Merger Effective Time, Company Merger Sub will merge with and into Vacasa in accordance with the Merger Agreement, and the separate existence of Company Merger Sub will cease and Vacasa will continue as the Surviving Corporation in the Company Merger as a wholly owned subsidiary of Parent.
Treatment of Capital Stock
Subject to the terms and conditions of the Merger Agreement, at the time of the filing of the certificate of merger with the Secretary of State of the State of Delaware, (i) each issued and outstanding share of common stock, par value $0.01 per share, of Company Merger Sub that is issued and outstanding as of immediately prior to the Company Merger Effective Time will be automatically converted into and become one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation; (ii) each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (other than the Excluded Shares, but including each share of Class A Common Stock resulting from (a) the Vacasa LLC Units Redemption and (b) the issuance of Class A Common Stock upon the Class G Conversions) that is issued and outstanding as of immediately prior to the Company Merger Effective Time will be automatically cancelled, extinguished and converted into the right to receive cash in an amount equal to $5.30, in cash without interest thereon, after giving effect to any required withholding taxes; (iii) each share of Class B Common Stock issued and outstanding as of immediately prior to the Company Merger Effective Time will be automatically cancelled and extinguished without conversion thereof or consideration paid in exchange, and the holders thereof shall cease to have any rights with respect thereto, and (iv) the Owned Company Shares will automatically be cancelled and extinguished without any conversion thereof or consideration paid in exchange. The Rollover Shares and Rollover Units will be contributed to Parent immediately prior to the Vacasa LLC Units Redemption, pursuant to the Support Agreements entered into in connection with the Merger Agreement.
Treatment of Equity Compensation Awards
At the Company Merger Effective Time:
•	each Vested Company RSU and Vested Company PSU will automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration;
•
each award of Unvested Company RSUs will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the vesting dates, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms (including any accelerated vesting terms and conditions);

•	each Share Price Company PSU will automatically be canceled without payment therefor;
•
each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration, which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the time-based vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions);

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option;

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration will be canceled without payment therefor; and

•	each Company SAR that is outstanding as of immediately prior to the Company Merger Effective Time will be canceled without payment therefor.
Additionally, Vacasa will take all actions reasonably necessary to provide that the Company ESPP will terminate as of immediately prior to the Company Merger Effective Time.
Treatment of Vacasa LLC Units
Following the Rollover and immediately prior to the LLC Merger Effective Time and conditioned upon the closing of the LLC Merger, Vacasa will require each member of Vacasa LLC (other than Vacasa and its wholly owned subsidiaries and Parent and its wholly owned subsidiaries) to effect a Redemption (as defined in the Vacasa LLC Agreement) of all Common Units (as defined in the Vacasa LLC Agreement), other than the Rollover Units, held by such member, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock in accordance with the Vacasa LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement.
At the LLC Merger Effective Time, each Common Unit and Class G Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vacasa LLC Units Redemption, other than the Excluded Units, will be canceled and forfeited for no consideration.
Benefits of the Mergers for the Unaffiliated Security Holders
The primary benefit of the Mergers to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, will be their right to receive the Merger Consideration for each share of Class A Common Stock held by such stockholders as described above. This amount represents a premium over the market prices at which shares of Class A Common Stock traded prior to the public announcement of the execution of the Merger Agreement, including the fact that the merger consideration of $5.30, represented a premium of 35% and 69% over Vacasa’s 30-day and 90-day volume weighted average price per share of Class A Common Stock, respectively, as of December 27, 2024, the last trading day prior to the public announcement of the execution of the Original Merger Agreement. Additionally, such stockholders will avoid the risk after the Mergers of any possible decrease in Vacasa’s future earnings, growth or value. See “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers” beginning on page 68.
Detriments of the Mergers to the Unaffiliated Security Holders
The primary detriment of the Mergers to the “unaffiliated security holders,” as defined in Rule 13e-3 of the Exchange Act, is the lack of an interest of such stockholders in any potential future earnings, growth or value realized by Vacasa after the Mergers. In addition, the unaffiliated security holders will not benefit from any sale of Vacasa or its assets to a third party in the future. Furthermore, each of (i) the exchange by U.S. holders of Common Units for shares of Class A Common Stock in the Vacasa LLC Units Redemption and (ii) the exchange by U.S. holders of shares of Class A Common Stock for cash pursuant to the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes, as further described in the section of this proxy statement entitled “Special Factors — Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger.”
Certain Effects of the Mergers for the Filing Parties
The benefits of the Mergers to the Filing Parties include the fact that, following the completion of the Mergers, Parent will directly own 100% of the outstanding equity interests of the Surviving Corporation and will therefore have a corresponding 100% interest in the Surviving Corporation’s net book value and net loss of $34.1 million as of December 31, 2024 and $154.9 million for the year ended December 31, 2024, respectively. The table below sets forth the beneficial ownership of Class A Common Stock and Class B Common Stock and resulting interests Vacasa’s net book value and net earnings of the Filing Parties prior to and immediately after the Mergers, based on Vacasa’s net book value at December 31, 2024 and net loss for the year ended December 31, 2024, as if the Mergers were completed on such date.

	Beneficial Ownership of Vacasa Prior to the Mergers(1)			Beneficial Ownership of Vacasa after the Mergers(2)
($ in thousands)	% Ownership	Net Book Value at December 31, 2024(3)	Net Loss for the Year Ended December 31, 2024(4)	% Ownership	Net Book Value at December 31, 2024(3)	Net Loss for the Year Ended December 31, 2024(4)
Parent	0%	—	—	100%	$34,067	$(154,943)
Casago Global, LLC	0%	—	—	19.87%	$6,769	$30,787
TRT Investors 37, LLC	0%	—	—	21.51%	$7,328	$33,328
MHRE STR II, LLC	0%	—	—	21.51%	$7,328	$33,328
Roofstock, Inc.	0%	—	—	9.93%	$3,383	$15,386
Silver Lake Filing Parties	24.6%	$8,380	$(38,116)	14.60%	$4,974	$22,622
Riverwood Filing Parties	12.3%	$4,190	$(19,058)	7.30%	$2,487	$11,311
Level Equity Filing Parties	8.9%	$3,032	$(13,790)	5.28%	$1,799	$8,181

(1)	Based on 15,734,264 shares of Class A Common Stock and 6,750,262 shares of Class B Common Stock outstanding as of December 30, 2024.
(2)	The actual interests of the Filing Parties following completion of the Mergers will be based on the Rollover Stockholders’ ownership of the Surviving Corporation as of the date of completion.
(3)	Based on total stockholders’ equity of $34.1 million as of December 31, 2024.
(4)	Based on net loss of $154.9 million for the nine months ended December 31, 2024.
In addition, the Filing Parties will benefit from the savings associated with Vacasa no longer being required to file reports under or otherwise having to comply with provisions of the Exchange Act. Detriments of the Mergers to the Filing Parties include the lack of liquidity for Vacasa’s equity following the Mergers and the risk that Vacasa will decrease in value following the Mergers.
Certain Effects on the Company if the Mergers are Not Completed
If the Mergers are not completed for any reason, Vacasa’s stockholders will not receive any payment for their shares of Class A Common Stock in connection with the Mergers and the Vacasa LLC Units Redemption will not be completed. Instead, Vacasa will remain an independent public company, and the Class A Common Stock will continue to be listed and traded on Nasdaq, so long as Vacasa continues to meet the applicable listing requirements. In addition, if the Mergers are not completed, Vacasa expects that management will operate the Company’s business in a manner similar to that in which it is being operated today and that Vacasa’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. There is no assurance as to the effect of these risks and opportunities on the future value of your Class A Common Stock, including the risk that the market price of the Class A Common Stock may decline to the extent that the current market price of the Class A Common Stock reflects a market assumption that the Mergers will be completed.

Under certain circumstances, if the Mergers are not completed, Vacasa would be required to pay a termination fee or Parent would be required to pay a termination fee. See “The Merger Agreement — Company Termination Fee” and “The Merger Agreement — Parent Termination Fee”.
The TRA Amendment will not be effective if the Mergers are not completed, and the Tax Receivable Agreement will remain in full force and effect.
Certain Company Financial Forecasts
Vacasa does not generally publish its business plans and strategies or make external disclosures of its anticipated financial position or results of operations other than for providing, from time to time, estimates of certain expected financial results and operational metrics in its regular annual and quarterly earnings press releases and other investor materials.
Vacasa is especially wary of making financial forecasts for extended earnings periods because of the unpredictability of the underlying assumptions and estimates and does not prepare five-year forecasts in the ordinary course of business. However, in connection with its evaluation of the Mergers, the Special Committee reviewed, among other things, certain forward-looking forecasts developed by Vacasa’s management with respect to fiscal years 2025 through 2029.
The financial forecasts included in this proxy statement have been prepared by Vacasa’s management and are subjective in many respects. The financial forecasts were not prepared with a view to public disclosure and are included in this proxy statement only because such information was made available to the Special Committee in connection with its consideration and evaluation of the Mergers. The Special Committee approved the use of, and directed PJT Partners to use, the December 2024 Projections (as defined below) and the March 2025 Projections (as defined below) in connection with its financial analyses and applicable opinions, as described herein. The financial forecasts were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to herein as “GAAP,” the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The financial forecasts described below were prepared by Vacasa management on December 13, 2024 (the “December 2024 Projections”) and March 14, 2025 (the “March 2025 Projections” and, together with the December 2024 Projections, the “financial forecasts”), respectively, and therefore do not take into account any circumstances or events occurring after the date each was prepared, including the Mergers. The financial forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on this information. Although this summary of the financial forecasts is presented with numerical specificity, the financial forecasts reflect numerous variables, assumptions and estimates as to future events made by Vacasa’s management that Vacasa’s management believed were reasonable at the time the financial forecasts were prepared, taking into account the relevant information available to management at the time. Because the financial forecasts cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The financial forecasts reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Vacasa’s business, all of which are difficult to predict and inherently uncertain, and many of which are beyond Vacasa’s control. As a result, the financial forecasts may not be realized and actual results may be significantly higher or lower than projected. The financial forecasts are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.
As such, the financial forecasts constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in Vacasa’s Annual Report on Form 10-K for the year ended December 31, 2024, and the other reports filed by Vacasa with the SEC, as well as the section of this proxy statement entitled “Cautionary Note Regarding Forward-Looking Statements.” Neither Vacasa’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

The inclusion of this information should not be regarded as an indication that the Special Committee, Vacasa management, PJT Partners or any other recipient of this information considered, or now considers, the financial forecasts to be predictive of actual future results.
Except to the extent required by applicable federal securities laws, Vacasa does not intend, and expressly disclaims any responsibility, to update or otherwise revise the financial forecasts to reflect circumstances existing after the respective dates on which management prepared the financial forecasts or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the financial forecasts are shown to be in error.
The financial forecasts described below are included herein because they were made available by Vacasa to the Special Committee in connection with their consideration and evaluation of the Mergers. The December 2024 Projections and the March 2025 Projections were also made available to PJT Partners in connection with, respectively, (a) the Initial Opinion (as defined below) and the financial analyses performed in connection therewith, and (b) its opinion, dated as of March 17, 2025 and the financial analyses performed in connection therewith. The December 2024 Projections and the March 2025 Projections were approved by the Special Committee and Vacasa’s management and directed by the Special Committee and Vacasa’s management for PJT Partners’ use in connection with the Initial Opinion of PJT Partners and PJT Partners’ opinion, dated as of March 17, 2025, respectively, and the financial analyses performed in connection therewith, as described in the sections of this proxy statement entitled “— Opinion of PJT Partners” beginning on page 68, and “— Background of the Mergers” beginning on page 19, and were made available to the Special Committee in connection with its consideration of the Mergers and other strategic alternatives available to Vacasa, in each case, as described in the section of this proxy statement entitled “— Background of the Mergers” beginning on page 19 and “Special Factors — Recommendation of the Special Committee and the Board; Reasons for the Mergers” beginning on page 59. The March 2025 Projections are included in the “Projections” described in the section of this proxy statement entitled “Special Factors — Opinion of PJT Partners.”
Certain of the measures included in the financial forecasts may be considered non-GAAP financial measures, including EBITDA, Adjusted EBITDA, EBIT, Net Operating Profit After Tax, Unlevered Free Cash Flow and Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Vacasa may not be comparable to similarly titled amounts used by other companies. The Special Committee approved for PJT Partners’ use and directed PJT Partners to use the non-GAAP financial measures included in the financial forecasts for purposes of its opinions. Vacasa has not prepared, and none of the Special Committee or PJT Partners has considered, a reconciliation of these non-GAAP financial measures to applicable GAAP financial measures.
December 2024 Projections
The December 2024 Projections are based upon the following assumptions and estimates:
•	Unit Count decline of 11% from 2024 to 2025, and nominal Unit Count growth of approximately 1% per year from 2026 through 2029, reflecting an emphasis on local management of Vacasa’s markets;
•
Net revenue growth per average unit of 3% from 2024 to 2025, with a cumulative average growth rate of 6% from 2026 through 2029, reflecting Vacasa’s emphasis on home quality and key amenities, and also on guest experience;

•	an effective tax rate of 26.1% for each year of the projected period;
•	no anticipated acquisitions or divestitures.

The following includes the Company’s forecasts for the Ending Company Unit Count from January 2025 through May 2025:

	January 2025	February 2025	March 2025	April 2025	May 2025
Ending Company Unit Count(1)	36,090	35,558	35,042	34,590	34,286

(1)
Ending Company Unit Count refers to the number of homes projected to be under management by the Company as of the end of the applicable month. Reflects unit forecast provided in the December 2024 Projections.

The following table includes the financial forecasts and annual forecasts for the Ending Company Unit Count from 2024 through 2029 prepared by Vacasa management on December 13, 2024.

	Projected						Terminal Year
	2024E	2025E	2026E	2027E	2028E	2029E
	(dollar amounts in millions)
Ending Company Unit Count(1)		32,876	33,293	33,621	33,880	34,085
Net Revenue	$914	$835	$863	$930	$997	$1,043	$1,043
Adj. EBITDA (Pre-SBC)(2)	$(22)	$(2)	$16	$42	$69	$72	$72
(-) SBC		(4)	(8)	(9)	(11)	(13)	(13)
Adj. EBITDA (Post-SBC)(2)		$(6)	$8	$32	$58	$58	$58
(-) D&A		(11)	(10)	(10)	(7)	(6)	(10)
EBIT(3)		$(16)	$(3)	$22	$51	$53	$48
(-) Tax Expenses(4)		—	—	(6)	(13)	(14)	(13)
Net Operating Profit After Tax(5)		$(16)	$(3)	$16	$37	$39	$36
(-) Capital Expenditures		(7)	(8)	(9)	(9)	(10)	(10)
(-) Change in NWC & Other Operating Activities(6)		1	16	(18)	(27)	(24)	—
(+) D&A		11	10	10	7	6	10
(+) Other Non-Cash Adjustments(7)		5	5	5	4	4	4
Unlevered FCF(8)		$(8)	$20	$5	$13	$14	$40
Value of NOL Utilization		$—	$—	$—	$3	$3

(1)	Ending Company Unit Count refers to the number of homes projected to be under management by the Company as of the end of the applicable calendar year.
(2)
Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss) adjusted for net interest expense, depreciation and amortization, provision for (benefit from) income tax and share-based compensation expense and the related employer payroll tax.

(3)	EBIT is a non-GAAP financial measure defined as Adjusted EBITDA minus depreciation and amortization and share-based compensation expense and the related employer payroll tax.
(4)	Assumes 26.1% tax rate, as provided by Vacasa Management.
(5)	Net Operating Profit After Tax is a non-GAAP financial measure defined as EBIT minus income tax expense.
(6)	Includes repayment of operating liabilities (i.e., financed insurance premiums and acquisition liabilities).
(7)	Includes changes in long-term assets, such as reduction in right-of-use assets and intangible assets, and other income.
(8)
Unlevered Free Cash Flow is a non-GAAP financial measure defined as Net Operating Profit After Tax minus capital expenditures and changes in net working capital and other operating activities, and plus depreciation and amortization and certain other non-cash expenses.

March 2025 Projections
The March 2025 Projections are based upon the same assumptions as the December 2024 Projections, except that the March 2025 Projections assumed a lower revenue baseline for the year ended December 31, 2025 as a result of giving effect to actual performance during the three month period ended February 28, 2025.

The following table includes the financial forecasts and annual forecasts for the Ending Company Unit Count from 2025 through 2029 prepared by Vacasa management on March 14, 2025.

	Projected					Terminal Year
	Q2’25E – Q4’25E	2026E	2027E	2028E	2029E
	(dollar amounts in millions)
Ending Company Unit Count(1)	32,876	33,293	33,621	33,880	34,085
Net Revenue	$650	$852	$919	$985	$1,031	$1,031
Adj. EBITDA (Pre-SBC)(2)	$20	$14	$41	$66	$70	$70
(-) SBC	(3)	(10)	(11)	(14)	(16)	(13)
Adj. EBITDA (Post-SBC)(2)	$17	$4	$29	$53	$54	$54
(-) D&A	(8)	(10)	(10)	(6)	(6)	(9)
EBIT(3)	$10	$(6)	$19	$46	$48	$45
(-) Tax Expenses(4)	—	—	(5)	(12)	(13)	(12)
Net Operating Profit After Tax(5)	$10	$(6)	$14	$34	$36	$33
(-) Capital Expenditures	(5)	(7)	(8)	(8)	(9)	(9)
(-) Change in NWC & Other Operating Activities(6)	(44)	31	(12)	(20)	(23)	—
(+) D&A	8	10	10	6	6	9
(+) Other Non-Cash Adjustments(7)	6	4	5	5	5	5
Unlevered FCF(8)	$(26)	$32	$10	$17	$14	$38
Value of NOL Utilization	$—	$—	$—	$3	$2

(1)	Ending Company Unit Count refers to the number of homes projected to be under management by the Company as of the end of the applicable calendar year.
(2)
Adjusted EBITDA is a non-GAAP financial measure defined as net income (loss) adjusted for net interest expense, depreciation and amortization, provision for (benefit from) income tax and share-based compensation expense and the related employer payroll tax.

(3)	EBIT is a non-GAAP financial measure defined as Adjusted EBITDA minus depreciation and amortization and share-based compensation expense and the related employer payroll tax.
(4)	Assumes 26.1% tax rate, as provided by Vacasa Management.
(5)	Net Operating Profit After Tax is a non-GAAP financial measure defined as EBIT minus income tax expense.
(6)	Includes repayment of operating liabilities (i.e., financed insurance premiums and acquisition liabilities).
(7)	Includes changes in long-term assets, such as reduction in right-of-use assets and intangible assets, and other income.
(8)
Unlevered Free Cash Flow is a non-GAAP financial measure defined as Net Operating Profit After Tax minus capital expenditures and changes in net working capital and other operating activities, and plus depreciation and amortization and certain other non-cash expenses.

Additional Prior Projections
On October 15, 2024, at the request of the Special Committee, Company management prepared a prior version of the December 2024 Projections (the “October 2024 Projections”). The October 2024 Projections were reviewed by the Special Committee at a meeting of the Special Committee on October 17, 2024. The October 2024 Projections generally projected slightly higher levels, on a relative basis, of Net Revenue, Adjusted EBITDA (pre- and post-SBC), EBIT, Net Operating Profit After Tax and Unlevered Free Cash Flow across the projection period than the December 2024 Projections. The October 2024 Projections were subsequently updated by Company management on December 13, 2024, which are the December 2024 Projections, due to, among other things, sustained elevated levels of churn across the Company’s business and continued headwinds in the vacation rental industry since the date on which the October 2024 Projections were prepared. In addition, prior to the formation of the Special Committee, on May 21, 2024, at the request of the Board, Company management prepared a prior version of the October 2024 Projections (the “May 2024 Projections”). The May 2024 Projections were reviewed by the Board at a meeting of the Board on May 24, 2024. The May 2024 Projections generally projected slightly higher metrics across the projection period as compared to the October 2024 Projections.
Anticipated Accounting Treatment
The Mergers are expected to be accounted for as a business combination under the acquisition method of accounting in accordance with ASC 805, Business Combinations. Under the acquisition method of accounting,

Parent will be identified as the accounting acquirer, and Vacasa will be treated as the acquiree. The acquisition date will be the date of Closing. At Closing, the total purchase price will be allocated to the assets acquired and liabilities assumed of Vacasa based on their estimated fair values, using the fair value concepts defined in ASC 820, Fair Value Measurement. Any excess of the purchase price over the estimated fair value of the net assets acquired will be recognized as goodwill. Conversely, if the estimated fair value of the net assets acquired exceeds the purchase price, a bargain purchase gain will be recognized in the consolidated statement of operations.
Financing
The Guarantors have committed, pursuant to an equity commitment letter (the “Equity Commitment Letter”), to invest in Parent, at or immediately prior to the Company Merger Effective Time, the amounts set forth therein for the purpose of funding a portion of the Merger Consideration and related expenses of Parent, on the terms and subject to the conditions set forth in the Equity Commitment Letter. The Guarantors have also provided a limited guarantee (the “Limited Guarantee”) in favor of Vacasa, subject to certain limitations set forth in the Limited Guarantee, of the payment of such Guarantor’s Contribution Percentage (as defined in the Limited Guarantee) of the obligation of Parent to pay the Parent termination fee and the reasonable out-of-pocket fees, cost and expenses incurred by Vacasa in connection with any suit contemplated by, and solely to the extent reimbursable under, the Merger Agreement and the Limited Guarantee.
If (i) all of the conditions to the obligations of Parent and Merger Subs to consummate the Mergers are satisfied or validly waived (other than those conditions that by their nature are to be satisfied at the Closing if such conditions are capable of being satisfied), (ii) Parent fails to consummate the Mergers by the date on which Closing is required to occur pursuant to the Merger Agreement, (iii) Vacasa delivers written notice to Parent, on or after the date that the Closing should have occurred, that it is ready, willing and able to consummate the Mergers and (iv) Parent and Merger Subs fail to consummate the Closing on or before the third Business Day after delivery of such notice, Vacasa will have the right to terminate the Merger Agreement and Parent will be obligated to pay (within two Business Days after the termination of the Merger Agreement) Vacasa a fee of $6,000,000 and reimburse Vacasa for up to $500,000 of expenses, as described under “The Merger Agreement — Parent Termination Fee” beginning on page 128.
Interests of Our Directors and Executive Officers in the Mergers
You should be aware that Vacasa’s non-employee directors and executive officers have interests in the Mergers that are different from, or in addition to, the interests of Vacasa’s stockholders generally. The Board and the Special Committee were aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below. For purposes of the discussion below, Vacasa’s executive officers are Robert Greyber (Chief Executive Officer) and William Atkins (Interim Chief Financial Officer). Vacasa’s former executive officers and former directors have been omitted from the discussion below because they have no interest in the Mergers (except insofar as they hold shares of Class A Common Stock) and no rights to compensation that may be accelerated or enhanced in connection with the Mergers.
Treatment of Director and Executive Officer Equity Awards in the Mergers
The Company Equity Awards held by our directors and executive officers immediately before the Company Merger Effective Time will be treated as described above in the section of this proxy statement entitled “Certain Effects of the Mergers — Treatment of Equity Compensation Awards.”
Pursuant to our Non-Employee Director Compensation Program, each Company Equity Award held by our non-employee directors will fully vest in connection with the Closing. As described below under “— Vacasa Executive Officer Severance Arrangements”, Robert Greyber is eligible for vesting acceleration of a portion of his time-based equity awards (or the cash awards into which such equity awards convert at the Company Merger Effective Time) if he undergoes a qualifying termination of employment in connection with the Mergers.

The below table summarizes the number of currently outstanding Unvested Company RSUs and Unvested Company PSUs (other than Share Price Company PSUs, and with the number of shares calculated based on the attainment of target performance levels) held by the Company’s executive officers and non-employee directors as of March 14, 2025, and the estimated aggregate value of such awards using an assumed value of $5.30 per share of underlying Class A Common Stock.

Name	Unvested Company RSUs (#)	Unvested Company PSUs (#)	Estimated Value of Unvested Company RSUs and Unvested Company PSUs ($)
Executive Officers
Robert Greyber	167,599	180,577	1,845,333
William Atkins	—	—	—

Non-Employee Directors
Barbara Messing	20,134	—	106,710
Karl Peterson	20,134	—	106,710
Joerg Adams	20,134	—	106,710
Jeffrey Parks	20,134	—	106,710
Chris Terrill	20,134	—	106,710
Ryan Bone	20,134	—	106,710
Chad Cohen	20,134	—	106,710
Benjamin Levin	20,134	—	106,710

Vacasa Executive Officer Severance Arrangements
We have entered into a change in control and retention agreement with Robert Greyber (the “Severance Agreement”) that provides for severance benefits upon certain qualifying terminations of his employment.
Under Mr. Greyber’s Severance Agreement, if Mr. Greyber’s employment with us is terminated by us without cause (as defined in the Severance Agreement) or if he resigns for good reason (as defined in the Severance Agreement), he will be eligible to receive the following: (i) a lump sum payment equal to the sum of (a) 12 months’ salary, (b) his target annual bonus for the year in which the termination occurs, (c) a prorated target annual bonus for the year in which the termination occurs, and (d) any earned but unpaid bonus for the year before the termination; (ii) reimbursement for the cost of up to 12 months of healthcare continuation coverage; and (iii) if such termination occurs within the period beginning three months before a change in control of the Company and ending on the date following the change in control on which all equity awards that were held by Mr. Greyber immediately before the change in control that vest solely based on continued service over time would become fully vested assuming service continues (such period, the “CIC Period”), 100% vesting acceleration for all equity awards that vest solely based on continued service over time (including, for this purpose, the portion of any equity award with performance-based vesting conditions that vests solely based on continued service over time). Mr. Greyber will also be eligible to receive such full vesting acceleration if his employment with us is terminated by his death or disability during the CIC Period. Notwithstanding the foregoing, the terms of the Unvested Company RSUs granted to Mr. Greyber in 2024 provide that they will not be eligible for vesting acceleration in connection with the Closing. Assuming (i) the Closing were to occur on March 31, 2025 (during the CIC Period), (ii) Mr. Greyber were to experience a qualifying termination of employment on such date, and (iii) any annual bonus earned for fiscal year 2024 was already paid before such date, the estimated amount of the severance benefits payable to Mr. Greyber under his Severance Agreement would be as follows: a cash payment equal to $1,347,945, up to approximately $27,214 in healthcare continuation coverage reimbursements, and accelerated vesting of 47,214 outstanding Unvested Company RSUs granted before 2024 with an estimated aggregate value of $250,234 (using an assumed value of $5.30 per share of underlying Class A Common Stock, and based on the number of Unvested Company RSUs outstanding as of March 14, 2025).
The foregoing payments and benefits are subject to Mr. Greyber’s execution and non-revocation of a general release of claims in favor of the Company and its affiliates.

Arrangements with Parent
As of the date of this proxy statement, none of our executive officers has had any discussions or negotiations, or entered into any agreement, with Parent or any of its affiliates regarding the potential terms of their individual employment arrangements or the right to purchase or participate in the equity of Parent or one or more of its affiliates following the consummation of the Mergers. Prior to or following the Closing, however, certain executive officers may have discussions, or may enter into agreements with, Parent or its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.
Support Agreements
As described elsewhere in this proxy statement, concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Vacasa’s and Parent’s willingness to enter into the Merger Agreement, the (i) Silver Lake Rollover Stockholders, (ii) the Riverwood Rollover Stockholders and (iii) the Level Equity Rollover Stockholders have entered into the Support Agreements with Vacasa and Parent, with respect to certain obligations of such stockholders relating to the Merger Agreement, including, an agreement to contribute, directly or indirectly, the Rollover Shares and Rollover Units, as applicable, held by them to Parent as specified in the applicable Support Agreement. On account of the transactions contemplated in the Support Agreements, the Rollover Stockholders will, in lieu of receiving the same cash Merger Consideration as the other holders of Class A Common Stock, receive equity in Parent following the Mergers as set forth below. Substantially concurrently with the closing of the Mergers, the parties to the Support Agreements have covenanted to negotiate in good faith a post-transaction Limited Liability Company Agreement governing the post-closing equity interests of Parent that contains customary rights and obligations for a transaction of this type, including those rights as set forth in a term sheet attached to such Support Agreements.

Equity Interest in Parent Following the Mergers
Silver Lake Filing Parties	14.60%
Riverwood Filing Parties	7.30%
Level Equity Filing Parties	5.28%
Total	27.18%

Certain of our directors are affiliated with the Rollover Stockholders. Each of Joerg Adams and Ryan Bone is affiliated with the Silver Lake Rollover Stockholders; Jeffrey Parks is affiliated with Riverwood and Benjamin Levin is affiliated with Level Equity. For a discussion of the Support Agreements, please see “Support Agreements” on page 133, Annex C, Annex D, and Annex E.
Tax Receivable Agreement
In connection with the de-SPAC Transaction, Vacasa entered into the Tax Receivable Agreement with the TRA Parties (as defined in the Tax Receivable Agreement). The Tax Receivable Agreement generally provides for the payment by Vacasa to the TRA Parties of 85% of the net cash savings, if any, in U.S. federal, state and local income tax or franchise tax that Vacasa actually realizes (or is deemed to realize in certain circumstances) in periods after the de-SPAC Transaction as a result of (i) certain increases in tax basis occurring as a result of acquisitions of Vacasa LLC Units in connection with the de-SPAC Transaction and pursuant to exercises of the redemption right under the Vacasa LLC Agreement; (ii) net operating losses and certain other tax attributes that became available to Vacasa as a result of its acquisition of certain tax corporations in connection with the de-SPAC Transaction; (iii) tax basis associated with the assets of Vacasa LLC or its subsidiaries; and (iv) tax benefits related to imputed interest. Under the terms of the Tax Receivable Agreement, a Change of Control (as defined in the Tax Receivable Agreement, which includes certain mergers and business combinations, including the Mergers) would result in an immediate lump-sum payment equal to the present value of hypothetical future payments that could be required to be paid under the Tax Receivable Agreement (determined by applying a previously agreed to discount rate and based on certain assumptions, including those relating to Vacasa’s future taxable income).
Certain of our directors and executive officers, including Robert Greyber, Karl Peterson, Chad Cohen, Chris Terrill, as well as entities affiliated with Silver Lake Group, L.L.C., Riverwood and Level Equity (which entities have appointed Joerg Adams and Ryan Bone, Jeffrey Parks and Benjamin Levin to the Board, respectively), are

TRA Parties and therefore may have been entitled to future payments under the Tax Receivable Agreement and a portion of the Early Termination Payment upon a Change of Control (as defined in the Tax Receivable Agreement). However, as discussed in the section of this proxy statement captioned “Tax Receivable Agreement Amendment”, concurrently with the execution of the Merger Agreement, Vacasa, Vacasa LLC, SLP Venice and the Requisite TRA Parties entered into the TRA Amendment, pursuant to which the parties agreed, among other things, to (i) amend the existing Tax Receivable Agreement such that the Tax Receivable Agreement will automatically terminate effective as of and conditioned upon the Closing and (ii) waive any Early Termination Payment (as defined in the Tax Receivable Agreement) or other amount otherwise payable under the Tax Receivable Agreement (including any amount that would otherwise be payable in connection with the consummation of the Company Merger). From and after the Company Merger Effective Time, no further payments will be made to the TRA Parties pursuant to the Tax Receivable Agreement. For a discussion of the TRA Amendment, please see “Tax Receivable Agreement Amendment” on page 135 and Annex F.
Treatment of the DK Convertible Notes in the Mergers
The holders of the DK Convertible Notes currently have the right to designate two members to the Board. On August 7, 2024, Alan Liu and Luis Sosa were appointed to the Board as designees of the holders of the DK Convertible Notes. Messrs. Liu and Sosa were members of the Board at the time the adoption of the Merger Agreement was approved by a majority of the Board (with Messrs. Liu and Sosa voting against the adoption of the Merger Agreement). However, Messrs. Liu and Sosa resigned as members of the Board on January 10, 2025. At the Company Merger Effective Time, in connection with the Company Merger, Parent, or the Merger Subs will pay, or cause to be paid $38,250,000, to the holders of the DK Convertible Notes and Vacasa will pay any amounts owed in excess thereof to the holders of the DK Convertible Notes, which will result in the DK Convertible Notes being discharged in full and terminated in accordance with the terms thereof.
Indemnification; Directors’ and Officers’ Insurance
Pursuant to the terms of the Merger Agreement, directors and officers of Vacasa will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this proxy statement entitled “The Merger Agreement — Indemnification; Directors’ and Officers’ Insurance.”
Special Committee Compensation
In consideration of the expected time and effort that would be required of the members of the Special Committee in evaluating the Mergers, including negotiating the terms and conditions of the Merger Agreement, the Board determined that each member of the Special Committee would receive an aggregate one-time payment of $50,000 for service on the Special Committee. The compensation was approved by the Board and was not, and is not, contingent upon the completion of the Mergers or any other transaction. No other meeting fees or other compensation (other than reimbursement for reasonable and documented out-of-pocket expenses incurred in connection with their service on the Special Committee) will be paid to the members of the Special Committee in connection with their service on the Special Committee.
Intent of Vacasa’s Directors and Executive Officers to Vote in Favor of the Mergers
Vacasa’s directors and executive officers have informed Vacasa that, as of the date of this proxy statement, they intend to vote all shares of Class A Common Stock and Class B Common Stock owned directly by them in favor of the Merger Proposal and the Adjournment Proposal. As of March 12, 2025, Vacasa’s directors and executive officers beneficially owned, in the aggregate, 1,915,943 shares of Class A Common Stock and 369,113 shares of Class B Common Stock, collectively representing (i) 10.1% of the combined voting power of Class A Common Stock and Class B Common Stock, (ii) 9.4% of the outstanding voting power of the Class A Common Stock and (iii) 17.4% of the outstanding voting power of the Class B Common Stock.

Fees and Expenses
The estimated fees and expenses incurred or expected to be incurred by Vacasa in connection with the Mergers are as follows:

Description	Amount
Financial advisory fees and expenses	$[ ]
Legal fees and expenses	$[ ]
Accounting and tax advisory fees	$[ ]
SEC filing fees	$[ ]
Financial printer fees	$[ ]
Total	$[ ]

Except as expressly set forth in the Merger Agreement, all fees and expenses incurred in connection with the Merger Agreement and the Mergers will be paid by the party incurring such fees or expenses, whether or not the Mergers are consummated.
Delisting and Deregistration of Class A Common Stock
If the Mergers are completed, the Class A Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC on account of the Class A Common Stock.
Transaction Litigation
Lawsuits arising out of the Mergers may be filed in the future. No assurances can be made as to the outcome of such lawsuits, demands or other actions.
Material U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption and the Company Merger
The following is a general discussion of the material U.S. federal income tax consequences of (i) the Vacasa LLC Units Redemption to U.S. holders (as defined below) of Common Units (and corresponding shares of Class B Common Stock) whose Common Units are exchanged for shares of Class A Common Stock in the Vacasa LLC Units Redemption and, in connection therewith, whose shares of Class B Common Stock are cancelled for no consideration and (ii) the Company Merger to U.S. holders of Class A Common Stock (including Class A Common Stock received in the Vacasa LLC Units Redemption) whose shares of Class A Common Stock are exchanged for cash in the Company Merger.
The following discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations promulgated thereunder, judicial interpretations thereof and published rulings and other positions of the Internal Revenue Service (“IRS”), each as in effect as of the date hereof, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the positions or conclusions described in the following summary, and there can be no assurance that the IRS will not take, or that a court will not sustain a contrary position.
This discussion applies only to U.S. holders that hold their Common Units or shares of Class A Common Stock, as applicable, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences of the TRA Amendment to the TRA Parties (as defined in the Tax Receivable Agreement). This discussion is not a complete description of all of the U.S. federal income tax consequences of the Vacasa LLC Units Redemption, the Company Merger and any related transactions, nor does it describe any tax consequences of the Vacasa LLC Units Redemption, the Company Merger or any related transactions arising under any U.S. state or local or non-U.S. tax laws or under any U.S. federal tax laws other than U.S. federal income tax law. Further, this discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular U.S. holder of Common Units (and corresponding shares of Class B Common Stock) or Class A Common Stock, as applicable, in light of its particular circumstances (including the impact of the Medicare surtax on certain net investment income and Section 1061 of the Code) or that may be relevant to certain categories of U.S. holders that may be subject to special rules, such as:
•	banks, insurance companies or other financial institutions;
•	tax-exempt or governmental organizations;
•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code (or any entities all of the interests of which are held by a qualified foreign pension fund);
•	“controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;
•	entities or arrangements treated as partnerships or pass-through entities for U.S. federal income tax purposes or holders of interests therein;
•	dealers in securities or foreign currencies or traders in securities that use the mark-to-market method of accounting for U.S. federal income tax purposes;
•	persons that hold Common Units or Class A Common Stock, as applicable, as part of a straddle, hedge, conversion transaction or other integrated investment or risk reduction transaction;
•	persons that purchased or sell their Common Units or Class A Common Stock, as applicable, as part of a wash sale;
•	persons whose functional currency is not the U.S. dollar or certain former citizens or long-term residents of the United States;
•
persons that acquired or hold their Common Units or Class A Common Stock, as applicable, through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan;

•
persons that actually or constructively hold (or actually or constructively held at any time during the five-year period ending on the date of the Company Merger) five percent or more (by vote or value) of the Common Units or any class of Company Stock, as applicable;

•	persons that hold Class G Units or shares of Class G Common Stock prior to the Class G Conversions; and
•	persons that own a direct or indirect equity interest in Parent following the Company Merger (including any Rollover Stockholders) or who have entered into a Support Agreement.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Common Units (and corresponding shares of Class B Common Stock) or Class A Common Stock, as applicable, the tax treatment of a partner in such partnership generally will depend upon the status of the partner or the partnership, upon the activities of the partnership and upon certain determinations made at the partnership or partner level. Accordingly, partners in partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding Common Units (and corresponding shares of Class B Common Stock) or Class A Common Stock, as applicable, should consult with their own tax advisors regarding the U.S. federal income and other tax consequences to them of the Vacasa LLC Units Redemption or the Company Merger, as applicable.
THE TAX CONSEQUENCES OF THE VACASA LLC UNITS REDEMPTION, THE COMPANY MERGER AND ANY RELATED TRANSACTIONS TO A HOLDER OF COMMON UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK) OR CLASS A COMMON STOCK MAY BE COMPLEX AND WILL DEPEND ON SUCH HOLDER’S SPECIFIC SITUATION AND FACTORS NOT WITHIN PARENT’S OR VACASA’S CONTROL. ALL HOLDERS OF COMMON UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK) OR CLASS A COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE VACASA LLC UNITS REDEMPTION, THE

COMPANY MERGER AND ANY RELATED TRANSACTIONS TO THEM IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY AND EFFECT OF THE ALTERNATIVE MINIMUM TAX AND ANY U.S. FEDERAL, STATE OR LOCAL OR NON-U.S. TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
U.S. Holder Defined
For purposes of this discussion, a “U.S. holder” is a beneficial owner of (i) Common Units (and corresponding shares of Class B Common Stock), or (ii) Class A Common Stock, as applicable, that, for U.S. federal income tax purposes, is:
•	an individual who is a citizen or resident of the United States;
•
a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust (i) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable U.S. Treasury regulations to be treated as a United States person.

U.S. Federal Income Tax Consequences of the Vacasa LLC Units Redemption to U.S. Holders of Common Units (and Corresponding Shares of Class B Common Stock)
The exchange of Common Units for shares of Class A Common Stock in the Vacasa LLC Units Redemption is intended to be a taxable event for U.S. holders of Common Units for U.S. federal income tax purposes. In general, the Vacasa LLC Units Redemption is expected to be treated as a taxable sale of such U.S. holder’s Common Units in exchange for shares of Class A Common Stock. Provided that the Vacasa LLC Units Redemption is treated as described above, a U.S. holder of Common Units who receives Class A Common Stock in exchange for Common Units in the Vacasa LLC Units Redemption will recognize gain or loss in an amount equal to the difference between:
(i)
the sum of (A) the fair market value of the Class A Common Stock received by such U.S. holder and (B) the share of Vacasa LLC’s nonrecourse liabilities allocable to such Common Units immediately prior to the Vacasa LLC Units Redemption and

(ii)
such U.S. holder’s adjusted tax basis in the Common Units exchanged therefor immediately prior to the Vacasa LLC Units Redemption (which will include the share of Vacasa LLC’s nonrecourse liabilities allocable to such Common Units immediately prior to the Vacasa LLC Units Redemption).

Such gain or loss will generally be capital gain or loss. However, a portion of such gain or loss, which portion could be substantial, will be separately computed and taxed as ordinary income or loss under Section 751 of the Code to the extent attributable to assets giving rise to depreciation or amortization recapture, other “unrealized receivables” or “inventory items” owned by Vacasa LLC and its non-corporate subsidiaries. Ordinary income attributable to such amounts under Section 751 of the Code may exceed any net taxable gain realized by a U.S. holder of Common Units in connection with the Vacasa LLC Units Redemption and may be recognized even if there is a net taxable loss realized by such U.S. holder in connection with the Vacasa LLC Units Redemption. Consequently, a U.S. holder may recognize both ordinary income and capital loss upon the exchange of Common Units in connection with the Vacasa LLC Units Redemption. Capital gain or loss recognized by a U.S. holder of Common Units will generally be long-term capital gain or loss if the U.S. holder’s holding period for its Common Units is more than one year as of the effective time of the Vacasa LLC Units Redemption. Long-term capital gains of certain non-corporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitation.
U.S. holders of Common Units will be allocated their share of Vacasa LLC’s items of income, gain, loss, and deduction for the portion of the taxable year of Vacasa LLC ending on the date of the Vacasa LLC Units Redemption. These allocations will be made in accordance with the terms of the Vacasa LLC Agreement and Merger Agreement. A U.S. holder will be subject to U.S. federal income tax on any such allocated income and gain even if such U.S. holder does not receive a cash distribution from Vacasa LLC related to such allocated income and gain. Any such income and gain allocated to a U.S. holder will increase the U.S. holder’s tax basis in its Common Units and, therefore, will reduce any gain, or increase any loss, recognized by such U.S. holder in connection with the Vacasa LLC Units Redemption. Any losses or deductions allocated to a U.S. holder will decrease the U.S. holder’s tax basis in its Common Units and, therefore, will increase any gain, or reduce any loss recognized by such U.S. holder in connection with the Vacasa LLC Units Redemption.
A U.S. holder’s tax basis in the Class A Common Stock received in the Vacasa LLC Units Redemption will equal the fair market value of such Class A Common Stock on the date of the Vacasa LLC Units Redemption. Under general principles of U.S. federal income tax law, a U.S. holder’s holding period in the Class A Common Stock received in the Vacasa LLC Units Redemption would begin on the day after the date of the Vacasa LLC Units Redemption. However, the Class A Common Stock received in the Vacasa LLC Units Redemption is expected to be exchanged for cash in the Company Merger on the same day as the Vacasa LLC Units Redemption.
U.S. Federal Income Tax Consequences of the Company Merger to U.S. Holders of Shares of Class A Common Stock
The exchange by a U.S. holder of shares of Class A Common Stock (including shares of Class A Common Stock received in the Vacasa LLC Units Redemption) for cash in the Company Merger is expected to be treated as a taxable transaction for U.S. federal income tax purposes. A U.S. holder who receives cash in exchange for shares of Class A Common Stock in the Company Merger generally will recognize capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. holder and (ii) such U.S. holder’s adjusted tax basis in the shares of Class A Common Stock exchanged therefor. The adjusted tax basis of each share of Class A Common Stock received in the Vacasa LLC Units Redemption will equal the fair market value of such share on the date of the Vacasa LLC Units Redemption, which is generally expected to equal the amount of cash received by the U.S. holder in respect of such share in the Company Merger. Gain or loss must be calculated separately for each block of Class A Common Stock exchanged by such U.S. holder if such blocks were acquired at different times or for different prices. Any gain or loss so recognized generally will be long-term capital gain or loss if the U.S. holder’s holding period in a particular block of Class A Common Stock is more than one year as of the Company Merger Effective Time. Long-term capital gains of certain non-corporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at reduced rates. The deductibility of capital losses is subject to limitation. U.S. holders who acquired different blocks of Class A Common Stock at different times or for different prices should consult with their own tax advisors to determine how the above rules apply to them.
Information Reporting and Backup and Other Applicable Withholding
Generally, information reporting requirements may apply in connection with payments made to U.S. holders in connection with the Vacasa LLC Units Redemption or the Company Merger. Further, the consideration payable to U.S. holders in connection with the Vacasa LLC Units Redemption or the Company Merger may be subject to deduction or withholding as required under applicable law. A U.S. holder generally will be subject to U.S. backup withholding on the consideration it receives in the Vacasa LLC Units Redemption or the Company Merger, as applicable, unless such U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 (or appropriate substitute or successor form) providing such U.S. holder’s correct taxpayer identification number and certifying that such U.S. holder is not subject to backup withholding, or otherwise establishes an exemption, and otherwise complies with the backup withholding rules. Moreover, the transferee of an interest in a partnership that is engaged in a U.S. trade or business (such as Vacasa LLC) is generally required to withhold 10% of the amount realized by the transferor (in this case, a holder of Common Units who receives Class A Common Stock in exchange for Common Units in the Vacasa LLC Units Redemption) unless the transferor certifies that it is not a foreign person. Any amounts withheld under the U.S. backup withholding rules or otherwise is not an additional tax and will generally be allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, and may entitle such U.S. holder to a refund, provided that the U.S. holder timely furnishes the required information to the IRS.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE VACASA LLC UNITS REDEMPTION AND THE COMPANY MERGER TO U.S. HOLDERS OF COMMON UNITS (AND CORRESPONDING

SHARES OF CLASS B COMMON STOCK) OR SHARES OF CLASS A COMMON STOCK. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX CONSEQUENCES OF THE VACASA LLC UNITS REDEMPTION, THE COMPANY MERGER OR ANY RELATED TRANSACTIONS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER OF COMMON UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK) OR SHARES OF CLASS A COMMON STOCK. ALL HOLDERS OF COMMON UNITS (AND CORRESPONDING SHARES OF CLASS B COMMON STOCK) AND HOLDERS OF SHARES OF CLASS A COMMON STOCK ARE STRONGLY ENCOURAGED TO CONSULT WITH THEIR OWN TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE VACASA LLC UNITS REDEMPTION, THE COMPANY MERGER AND ANY RELATED TRANSACTIONS TO THEM IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING TAX REPORTING REQUIREMENTS AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE OR LOCAL OR NON-U.S. TAX LAWS AND OF POTENTIAL CHANGES IN SUCH LAWS.
Regulatory Approvals
Under the HSR Act and the rules promulgated thereunder, the Mergers may not be completed until Vacasa and Parent each files a Notification and Report Form with the Antitrust Division of the DOJ and the FTC, and the applicable waiting period has expired or been terminated. A transaction notifiable under the HSR Act may not be completed until the expiration or termination of a thirty (30)-calendar-day waiting period following the parties’ filings of their respective HSR Act notification and report forms. If the FTC or DOJ issues a request for additional information and documents (which we refer to as the “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second thirty (30)-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless the waiting period is terminated earlier or the parties agree to delay Closing.
At any time before or after consummation of the Mergers, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust Laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Mergers, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the Mergers, any state could take such action under the antitrust Laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the Merger or seeking divestiture of substantial assets of the parties.
Other than as discussed above, no material federal or state regulatory approvals, filings or notices are required under the Merger Agreement in connection with the Mergers other than the filing of certificates of merger with the Secretary of State of the State of Delaware at the LLC Merger Effective Time and the Company Merger Effective Time.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which Vacasa refers you in this proxy statement, contain forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause Vacasa's actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, ” “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections as described in “Special Factors — Certain Company Financial Forecasts” beginning on page 86; all statements Vacasa makes relating to its estimated costs, expenditures, cash flows, growth rates and financial results; its plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the Mergers. Forward-looking statements are based on Vacasa’s management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to
•	the timing to consummate the Mergers;
•	the satisfaction of the conditions to Closing may not be satisfied or that the Closing otherwise does not occur;
•
risks related to the ability of Vacasa to realize the anticipated benefits of the Mergers, including the possibility that the expected benefits from the Mergers will not be realized or will not be realized within the expected time period;

•	the diversion of management time on transaction-related issues;
•	results of litigation, settlements and investigations in connection with the Mergers;
•	actions by third parties, including governmental agencies;
•	global economic conditions;
•	potential business uncertainty, including changes to existing business and customer relationships during the pendency of the Mergers that could affect financial performance;
•	the costs of the Mergers if the Mergers are not consummated;
•	restrictions imposed on our business during the pendency of the Mergers;
•	adverse industry conditions; adverse credit and equity market conditions;
•	the loss of, or reduction in business with, key customers;
•	Vacasa’s ability to maintain and enhance Vacasa’s brand and reputation, and avoid negative publicity that could damage Vacasa’s brand;
•	Vacasa’s ability to attract and retain capable management and employees;
•	increased personnel costs or labor shortages;
•	governmental regulation;
•	the ability to retain management and other personnel;
•	other economic, business, or competitive factors; and
•
other risks detailed in Vacasa’s filings with the SEC, including “Item 1A. Risk Factors” in Vacasa’s Annual Report on Form 10-K for Vacasa’s fiscal year ended December 31, 2024. See “Where You Can Find More Information” beginning on page 162.

Vacasa believes that the assumptions on which its forward-looking statements are based are reasonable. All subsequent written and oral forward-looking statements concerning the Mergers or other matters addressed in this proxy statement and attributable to Vacasa or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this proxy statement or the date of any document incorporated by reference in this document. Vacasa undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

THE PARTIES TO THE MERGER AGREEMENT
Vacasa and Vacasa LLC

850 NW 13th Avenue
Portland, Oregon 97209
Phone: (503) 946-3650
Vacasa was incorporated on July 1, 2021, under the laws of the state of Delaware for the purpose of consummating a business combination with TPG Pace Solutions Corp., a Cayman Islands exempted company (the “de-SPAC Transaction”). The de-SPAC Transaction was consummated on December 6, 2021. Vacasa is a holding company whose principal asset is a membership interest in Vacasa LLC. Vacasa LLC and its Subsidiaries operate a vertically integrated vacation rental platform. Vacasa is the sole manager of Vacasa LLC and is responsible for all operational, management and administrative decisions of Vacasa LLC.
Vacasa’s principal executive offices are located at 850 NW 13th Avenue, Portland, Oregon 97209 and its telephone number is (503) 946-3650. Vacasa’s website is www.vacasa.com. The information contained on, or accessible through, Vacasa’s website is not part of this proxy statement. Additional information about Vacasa is included in documents incorporated by reference into this proxy statement and our filings with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 162.
The Class A Common Stock is listed with, and trades on, Nasdaq under the ticker symbol “VCSA”.
Parent
Casago Holdings, LLC

15475 N Greenway Hayden Loop, Suite B2
Scottsdale, Arizona 85260
Phone: (877) 290-4447
Parent is a Delaware limited liability company that was formed on August 15, 2024 under the laws of the state of Delaware. Parent is a wholly owned subsidiary of Casago Global, LLC, a premier vacation rental management company. Parent is a holding company whose principal asset is its ownership of 100% of the membership interests in Casago International. After the Closing, Parent will be the parent company of Vacasa and Vacasa LLC. Parent’s principal executive offices are located at 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260 and its telephone number is (877) 290-4447.
Company Merger Sub
Vista Merger Sub II Inc.

15475 N Greenway Hayden Loop, Suite B2
Scottsdale, Arizona 85260
Phone: (877) 290-4447
Company Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Mergers and engaging in the transactions contemplated by the Merger Agreement. Company Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Company Merger, Company Merger Sub will cease to exist. Company Merger Sub’s principal executive offices are located at 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260 and its telephone number is (877) 290-4447.

LLC Merger Sub
Vista Merger Sub LLC

15475 N Greenway Hayden Loop, Suite B2
Scottsdale, Arizona 85260
Phone: (877) 290-4447
LLC Merger Sub was formed by Parent solely for the purpose of entering into the Merger Agreement, consummating the Mergers and engaging in the transactions contemplated by the Merger Agreement. LLC Merger Sub is a wholly owned subsidiary of Parent and has not carried on any business, conducted any operations or incurred any liabilities or obligations, other than those incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the LLC Merger, LLC Merger Sub will cease to exist. LLC Merger Sub’s principal executive offices are located at 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260 and its telephone number is (877) 290-4447.

THE SPECIAL MEETING
Date, Time and Place
Vacasa will hold the Special Meeting on [  ], 2025, at [  ] Pacific time. You may attend the Special Meeting via a live interactive webcast on the Internet at [  ]. You will be able to listen to the Special Meeting live and vote online. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). Vacasa believes that a virtual meeting provides expanded access, improved communication and cost savings for its stockholders.
If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Purpose of the Special Meeting
At the Special Meeting, Vacasa will ask stockholders to vote on the Merger Proposal and the Adjournment Proposal.
Vacasa’s stockholders must approve the Merger Proposal in order for the Mergers to be consummated. Approval of the Adjournment Proposal are not conditions to completion of the Mergers. A copy of the Merger Agreement is attached as Annex A and Annex AA to this proxy statement, each of which is incorporated by reference in this proxy statement in its entirety. Vacasa encourages you to read the Merger Agreement carefully in its entirety.
Attending the Special Meeting
The Special Meeting will begin at [  ] Pacific time. Online check-in will begin a few minutes prior to the Special Meeting. Vacasa encourages you to access the meeting prior to the start time.
As the Special Meeting is virtual, there will be no physical meeting location. To attend the Special Meeting, log in at [  ]. You will need the control number found on your proxy card or voting instruction form in order to participate in the Special Meeting (including voting your shares). If you encounter technical difficulties accessing the Special Meeting or during the Special Meeting, a support line will be available on the login page of the Special Meeting website.
Once online access to the Special Meeting is open, stockholders may submit questions pertinent to meeting matters, if any, through the Special Meeting website. You will need the control number found on your proxy card or voting instruction form in order to submit questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.
Record Date; Shares Entitled to Vote; Quorum
Only holders of Class A Common Stock and Class B Common Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders of record entitled to vote at the Special Meeting will be available during the Special Meeting at [  ] and, for at least 10 days prior to the Special Meeting, at the Office of the Chief Legal Officer of Vacasa. As of the Record Date, there were [  ] shares of Class A Common Stock and [  ] shares of Class B Common Stock outstanding and entitled to vote at the Special Meeting. For each share of Class A Common Stock and Class B Common Stock that you own as of the close of business on the Record Date, you will have one vote on each matter submitted for a vote at the Special Meeting.
The holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Special Meeting, present by means of remote communication or represented by proxy, will constitute a quorum at the Special Meeting.
Votes Required
Under the terms of the Merger Agreement, approval of the Merger Proposal requires the affirmative vote of (1) the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (2) the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (3) the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).
Abstentions
Abstentions will be counted as present for purposes of determining whether a quorum exists. If a stockholder abstains from voting on the Merger Proposal that abstention will have the same effect as if the stockholder voted “AGAINST” such proposal. If a stockholder abstains from voting on the Adjournment Proposal, that abstention will not have any effect on the outcome of the vote on such proposals.
Broker Non-Votes
Each “broker non-vote” will also count as a vote “AGAINST” the Merger Proposal but will have no effect on the Adjournment Proposal. Broker non-votes are shares held by brokers on behalf of the beneficial owners of such shares that are present by means of remote communication or by proxy at the Special Meeting, but with respect to which the broker is not instructed by the applicable beneficial owner of such shares how to vote on a particular proposal, and the broker does not have discretionary voting power on such proposal. Because brokers do not have discretionary voting authority with respect to any of the proposals described in this proxy statement, if a beneficial owner of shares of Class A Common Stock or Class B Common Stock held in “street name” does not give voting instructions to the broker, then those shares will not be present by means of remote communication or by proxy at the Special Meeting, and, therefore, will not count towards the quorum of the Special Meeting. For shares held in “street name,” only shares affirmatively voted “FOR” any of the Merger Proposal or the Adjournment Proposal will be counted towards the quorum of the Special Meeting and as a vote in favor of such proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the votes cast (excluding abstentions and broker non-votes), therefore, broker non-votes will have no effect on the approval of the Adjournment Proposal.
Voting of Proxies
If you are a stockholder of record (that is, your shares are registered in your name with Vacasa’s transfer agent, Continental Stock Transfer & Trust Company), you may vote your shares electronically over the internet or by telephone by following the instructions on your enclosed proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the internet or by telephone. Alternatively, you may vote your shares by returning a marked, signed and dated proxy card using the enclosed prepaid envelope, or, you may vote at the Special Meeting using the control number located on the enclosed proxy card. Based on your proxy cards or internet and telephone proxy, the proxy holders will vote your shares according to your direction.
If you attend the Special Meeting and wish to vote at the Special Meeting, you will need the control number located on the enclosed proxy card. Beneficial owners of shares held in “street name” must also submit a “legal proxy” from their bank or broker in order to vote at the Special Meeting. You are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote at the Special Meeting, your vote will revoke any previously submitted proxy.
All shares represented by properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) will, if received before the Special Meeting, be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies (or proxies granted electronically over the internet or by telephone) that do not contain voting instructions will be voted: (1) “FOR” the Merger Proposal and (2) “FOR” the Adjournment Proposal.
If your shares are held in “street name” through a bank, broker or other nominee, you may submit a proxy to vote through your bank, broker or other nominee by marking, signing, dating and returning by mail the enclosed voting instruction form provided by your bank, broker or other nominee. You may also attend the Special Meeting and vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting. If available from your bank, broker or other nominee, you may submit a proxy to vote over the internet or telephone by following the instructions on the voting instruction form provided by your bank, broker or other nominee. If you do not (1) return your bank’s, broker’s or other nominee’s voting instruction form by mail, (2) submit a proxy to vote over the internet or by telephone through your bank, broker or other nominee, or (3) attend the Special Meeting and vote at the Special Meeting with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the Merger Proposal. It will not, however, have any effect on the Adjournment Proposal, except to the extent affecting the obtaining of a quorum at the meeting.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the Special Meeting by:
•	signing another proxy card with a later date and returning it to Vacasa prior to the Special Meeting;
•	submitting a new proxy electronically over the internet or by telephone after the date of the earlier submitted proxy;
•	delivering a written notice of revocation to Vacasa’s Chief Legal Officer; or
•	attending the Special Meeting and voting at the Special Meeting using the control number on the enclosed proxy card.
If you have submitted a proxy, your attendance at the Special Meeting, in the absence of voting at the Special Meeting or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares in “street name” through a bank, broker or other nominee, you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain and submit a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Special Meeting.
Any adjournment, or postponement of the Special Meeting, including for the purpose of soliciting additional proxies, will allow Vacasa’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Adjournment
In addition to the Merger Proposal, Vacasa’s stockholders are also being asked to approve the Adjournment Proposal. If a quorum is not present, the chairperson of the Special Meeting or the stockholders entitled to vote at the Special Meeting, present in person or represented by proxy, may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. In addition, the Special Meeting could be postponed before it commences, subject to the terms of the Merger Agreement. If the Special Meeting is adjourned or postponed, Vacasa’s stockholders who have already submitted their proxies will be able to revoke them at any time before they are exercised at the Special Meeting.
Solicitation of Proxies
Vacasa, on behalf of the Board, is soliciting proxies from Vacasa’s stockholders for the Special Meeting. Under applicable SEC rules and regulations, the members of the Board are “participants” with respect to the solicitation of proxies in connection with the Special Meeting.
The expense of soliciting proxies will be borne by Vacasa. Vacasa has retained Sodali & Co., a professional proxy solicitation firm, to assist in the solicitation of proxies, and provide related advice and informational support during the solicitation process, for a fee of up to $35,000, plus a success fee of $20,000 and expenses. Vacasa will indemnify this firm against losses arising out of its provisions of these services on its behalf. In addition, Vacasa may reimburse banks, brokers and other nominees representing beneficial owners of shares of Class A Common Stock or Class B Common Stock for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by Vacasa’s directors, officers and employees, personally or by telephone, email, fax or over the internet. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Vacasa currently expects to complete the Mergers in the second quarter of 2025. However, the exact timing of completion of the Mergers, if at all, cannot be predicted because the Mergers are subject to the closing conditions specified in the Merger Agreement, many of which are outside of Vacasa’s control.

Other Matters
At this time, Vacasa knows of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting and you deliver a proxy to Vacasa, your shares of Class A Common Stock and Class B Common Stock will be voted in accordance with the discretion of the appointed proxy holders, with full power of substitution and re-substitution.
Householding of Special Meeting Materials
Vacasa has adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address will receive only one copy of this proxy statement unless one or more of these stockholders notifies Vacasa that they wish to continue receiving individual copies. This procedure reduces printing costs, postage fees and the use of natural resources. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card upon request. If you wish to receive a separate set of Vacasa’s disclosure documents at this time, please contact Broadridge Financial Solutions, Inc. (“Broadridge”) by Internet at www.proxyvote.com, by telephone at 1-800-579-1639 or by email at sendmaterial@proxyvote.com.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the address, email address or telephone number above.
Questions and Additional Information
If you have any questions concerning the Mergers, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help submitting your proxy or voting your shares of Class A Common Stock or Class B Common Stock, please contact Vacasa’s proxy solicitor at:
Sodali & Co.
430 Park Avenue
14th Floor
New York, NY 10022

Bank and Brokers Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: VCSA@investor.sodali.com

THE MERGER AGREEMENT
This section describes the material terms and conditions of the Merger Agreement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of the Original Merger Agreement which is attached as Annex A and a copy of the Amendment to the Merger Agreement which is attached as Annex AA and are incorporated by reference into this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about Vacasa. Such information can be found elsewhere in this proxy statement and in the public filings Vacasa makes with the SEC, which may be obtained by following the instructions set forth in the section of this proxy statement entitled, “Where You Can Find More Information,” beginning on page 162.
Effects of the Mergers; Directors and Officers; Certificate of Incorporation; Bylaws
The Merger Agreement contemplates (a) the LLC Merger and (b) immediately following the LLC Merger, the Company Merger, in each case, upon the terms, and subject to the conditions, set forth therein. As a result of the LLC Merger, the separate corporate existence of LLC Merger Sub will cease and Vacasa LLC will continue as the Surviving Company in the LLC Merger as a subsidiary of Parent. As a result of the Company Merger, the separate corporate existence of Company Merger Sub will cease and Vacasa will continue as the Surviving Corporation in the Company Merger as a wholly owned subsidiary of Parent and Vacasa LLC will indirectly become a wholly owned subsidiary of Parent.
At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation of the Surviving Corporation and the bylaws of the Surviving Corporation.
At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be the officers of Vacasa as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the certificate of incorporation of the Surviving Corporation and the bylaws of the Surviving Corporation.
At the LLC Merger Effective Time, the officers of the Surviving Company will be the officers of Vacasa LLC as of immediately prior to the LLC Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Delaware Limited Liability Company Act, as may be amended from time to time, and the organizational documents of the Surviving Company.
At the LLC Merger Effective Time, (a) the certificate of formation of Vacasa LLC as in effect immediately prior to the LLC Merger Effective Time will remain unchanged and will continue to be the certificate of formation of the Surviving Company, until thereafter amended as provided therein, as provided by applicable law and consistent with the obligations set forth in the Merger Agreement, and (b) the limited liability company agreement of Vacasa LLC will be amended and restated in its entirety to read as the limited liability company agreement of LLC Merger Sub read immediately prior to the LLC Merger Effective Time, except that references to LLC Merger Sub’s name will be replaced with references to “Vacasa Holdings, LLC”, until thereafter amended as provided therein or as provided by applicable law and consistent with the obligations set forth in the Merger Agreement.
At the Company Merger Effective Time, (a) the certificate of incorporation of Vacasa as in effect immediately prior to the Company Merger Effective Time will be amended and restated in its entirety and such amended and restated certificate of incorporation will be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or as provided by applicable law, and (b) the bylaws of Vacasa as in effect immediately prior to the Company Merger Effective Time will be amended and restated in their entirety to read as the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time, until thereafter amended as provided therein, by the Vacasa Charter or as provided by applicable law and consistent with the obligations set forth in the Merger Agreement.

If the Company Merger is consummated, the Class A Common Stock will be delisted from Nasdaq, will be deregistered under the Exchange Act and will cease to be publicly traded.
Closing and Effective Times of the Mergers
The Merger Agreement provides that the closing will take place at 9:00 a.m. Eastern Time on the second Business Day following the day on which the last of the conditions to closing described in the section of this proxy statement entitled “The Merger Agreement — Conditions to the Mergers” has been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions), or such other time and date as may be mutually agreed in writing by Vacasa. with the prior written consent of the Special Committee, and Parent.
Assuming receipt of required regulatory approvals and timely satisfaction of other closing conditions, including the approval by Vacasa’s stockholders of the Merger Proposal, Vacasa currently expects the closing of the Mergers to occur in the second quarter of 2025.
The Company Merger Effective Time will occur upon the certificate of merger for Company Merger (the “Company Certificate of Merger”) having been duly filed with the Secretary of State of the State of Delaware, or at such later time as the parties (with the prior written consent of the Special Committee) to Merger Agreement may agree in writing and specify in the Company Certificate of Merger.
The LLC Merger Effective Time will occur upon the certificate of merger for LLC Merger (the “LLC Certificate of Merger”) having been duly filed with the Secretary of State of the State of Delaware, or at such later time as may be agreed by the parties to the Merger Agreement (with the prior written consent of the Special Committee) writing and specified in the LLC Certificate of Merger.
DK Convertible Notes
At the Company Merger Effective Time, in connection with the Company Merger, Parent or the Merger Subs will pay, or cause to be paid, by wire transfer of immediately available funds, $38,250,000 in respect of the DK Convertible Notes in accordance with the Merger Agreement. If the amount owed in respect of the DK Convertible Notes at the Company Merger Effective Time exceeds $38,250,000, then Vacasa will pay such excess amount to the holders of the DK Convertible Notes.
Treatment of Class A Common Stock and Class B Common Stock and Company Equity Awards
At the Company Merger Effective Time, (a) each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will be converted into the right to receive $5.30 in cash, without interest, after giving effect to any required withholding taxes (the “Merger Consideration”), and (b) each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time will automatically be canceled and cease to exist, as further detailed below.
Following the consummation of the Vacasa LLC Units Redemption (as described below) and in accordance with the Vacasa Charter, immediately prior to the Closing, each share of Class G Common Stock will automatically convert into shares of Class A Common Stock at the Class G Strategic Transaction Ratio (as defined in the Vacasa Charter) and the former holders of Class G Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement. Immediately following the Class G Conversions and immediately prior to the Closing, Vacasa LLC will be deemed to issue to Vacasa a number of Common Units equal to the number of shares of Class A Common Stock issued by Vacasa in connection with the Class G Conversions in accordance with Section 4.01(a) of the Vacasa LLC Agreement (the “Issuance”).
At the Company Merger Effective Time, as a result of the Company Merger:
•	each Vested Company RSU and each Vested Company PSU will automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration;
•
each Unvested Company RSU will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the vesting dates, vest and become payable at the same time the corresponding portion of the award of the Unvested Company RSUs would have vested pursuant to its terms (including any accelerated vesting terms and conditions);

•	each Share Price Company PSU will automatically be canceled without payment therefor;
•
each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration, which will, subject to the holder’s continued service with Parent or its affiliates (including Vacasa or one of its Subsidiaries) through the time-based vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions);

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time will automatically be canceled and converted into the right to receive an amount in cash equal to the product of (a) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (b) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option;

•
each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration will be canceled without payment therefor; and

•	each Company SAR that is outstanding as of immediately prior to the Company Merger Effective Time will be canceled without payment therefor.
Additionally, Vacasa will take all actions reasonably necessary to provide that the Company ESPP will terminate as of immediately prior to the Company Merger Effective Time.
Treatment of Vacasa LLC Units
Following the Rollover and immediately prior to the LLC Merger Effective Time and conditioned upon the closing of the LLC Merger, Vacasa will require each member of Vacasa LLC (other than Vacasa and its wholly owned Subsidiaries and Parent and its wholly owned Subsidiaries) to effect a Redemption (as defined in the Vacasa LLC Agreement) of all Common Units, other than the Rollover Units, held by such member, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock in accordance with the Vacasa LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock will be entitled to receive the Merger Consideration in accordance with the Merger Agreement.
At the LLC Merger Effective Time, each Vacasa LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Vacasa LLC Units Redemption, other than the Excluded Units, will automatically and without any action on the part of the holder thereof be canceled and forfeited for no consideration.
Surrender and Payment Procedures
At or prior to the Company Merger Effective Time, Parent will deposit, or will cause to be deposited, with the paying agent a cash amount in U.S. dollars sufficient to pay the aggregate Merger Consideration, other than in respect of the Excluded Shares.
With respect to shares of Company Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and Vacasa will cooperate to establish procedures with the paying agent, DTC, DTC’s nominees and other relevant intermediaries to ensure that the paying agent will transmit to DTC as promptly as practicable after the Company Merger Effective Time, upon surrender of shares of Company Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, Vacasa, the paying agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Mergers pursuant to the Merger Agreement.
From and after the Company Merger Effective Time, there will be no transfers on the stock transfer books of Vacasa of the shares of Company Stock that were outstanding immediately prior to the Company Merger

Effective Time. If, after the Company Merger Effective Time, any acceptable evidence of a share of Company Stock is presented to the Surviving Corporation, Parent or the paying agent for transfer, it will be canceled and exchanged for the cash amount in immediately available funds to which the holder is entitled to receive as a result of the Company Merger.
If any cash deposited with the paying agent remains unclaimed by, or otherwise undistributed to, holders of shares of Company Stock by the one-year anniversary of the Company Merger Effective Time, such cash will be delivered to Parent or an Affiliate thereof designated by Parent. Thereafter, holders of Company Stock (other than holders of Excluded Shares) who have not received payment due to non-compliance with the exchange procedures will be entitled to look only to the Surviving Corporation with respect to payment of the Merger Consideration (after giving effect to any required tax withholdings) upon delivery of the shares of Company Stock, without any interest thereon.
Each of Parent, Vacasa, Merger Subs, the Surviving Corporation, the paying agent and the escrow agent (and any Affiliates and designees of the foregoing), as applicable, will be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to the Merger Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Code or any other applicable U.S. federal, state or local or non-U.S. tax law.
Representations and Warranties
The Merger Agreement contains customary and, in certain cases, reciprocal, representations and warranties by Vacasa, Parent and Merger Subs that are (a) subject, in some cases, to specified exceptions and qualifications contained in confidential disclosure schedules and (b) qualified by certain information filed by the parties with the SEC, excluding, in each case, any disclosures in any risk factor section and any disclosures that are cautionary, predictive or forward-looking in nature.
Representations and Warranties of Vacasa
The Merger Agreement contains representations and warranties made by Vacasa to Parent and Merger Subs relating to a number of matters, including the following:
•	the due organization, valid existence, good standing, qualification and authority to do businesses of Vacasa and its Subsidiaries;
•	organizational documents;
•	capitalization, including:
•
the number of authorized and outstanding shares of Company Stock, Company preferred stock, the number of outstanding Vacasa LLC Units, the number of outstanding Company Options, Company RSUs, Company SARs and Company PSUs;

•
that all outstanding shares of Company Stock, and all issued and outstanding equity interests of Vacasa’s Subsidiaries, are validly issued, fully paid and non-assessable and have been issued and granted in compliance in all material respects with (a) applicable securities laws and other applicable law and (b) all preemptive rights, call options, rights of first refusal, purchase options and other requirements set forth in applicable contracts to which Vacasa or its Subsidiaries is a party or is otherwise bound and Vacasa’s organizational documents or the organizational documents of the applicable Subsidiary;

•
other than pursuant to the Vacasa LLC Agreement, the absence of options, warrants, preemptive rights, calls, convertible securities, conversion rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued equity interests of Vacasa or its Subsidiaries or obligating Vacasa or its Subsidiaries to issue or sell any equity interests of, or other equity or voting interests in, or any securities convertible into or exchangeable or exercisable for equity interests in, Vacasa or its Subsidiaries;

•
the absence of any outstanding equity appreciation rights, participations, phantom equity, restricted shares, restricted share units, performance shares, contingent value rights or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any equity interests in Vacasa or its Subsidiaries;

•
the absence of any voting trusts, voting agreements, proxies, shareholder agreements or other agreements to which Vacasa or its Subsidiaries are a party, or to Vacasa’s knowledge, among any holder of any equity interests of Vacasa or its Subsidiaries to which Vacasa or its Subsidiaries is not a party, with respect to the voting or transfer of any of the equity interests or other securities of Vacasa; and

•
the absence of outstanding contractual obligations of Vacasa or any of its Subsidiaries to repurchase, redeem or otherwise acquire any equity interests of Vacasa or its Subsidiaries or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person other than a Subsidiary;

•	organizational power and authority to execute, deliver and perform the obligations under the Merger Agreement;
•	Board and Special Committee approval of the Merger Agreement and the transactions contemplated thereby, including the Mergers;
•	the approvals of Vacasa’s stockholders of the Merger Agreement and the transactions contemplated thereby, including the Mergers;
•	the required actions by or in respect of, and filings with, Governmental Authorities in connection with the Mergers and the Merger Agreement;
•	the absence of conflicts with, or violations of, organizational documents, applicable laws or certain other agreements or obligations as a result of the Mergers;
•	the permits and compliance necessary for each of Vacasa and its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted;
•	SEC filings since December 31, 2023 and the financial statements included in such SEC filings;
•	Vacasa’s disclosure controls and procedures and internal controls over financial reporting;
•	compliance with the applicable listing and corporate governance requirements of Nasdaq;
•
the absence of obligations or liabilities of Vacasa or its Subsidiaries that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of Vacasa and its Subsidiaries, other than (a) obligations or liabilities disclosed, reflected or reserved against in the consolidated balance sheet of Vacasa for the year ended December 31, 2023; (b) obligations or liabilities arising in connection with the transactions contemplated by the Merger Agreement; (c) obligations or liabilities incurred in the ordinary course of business since December 31, 2023; (d) executory obligations arising from any contract entered into in the ordinary course of business; or (e) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as described below);

•	conduct of business in all material respects in the ordinary course of business from December 31, 2023 through the date of the Merger Agreement and the absence of a Material Adverse Effect;
•	the absence of certain legal proceedings, investigations and governmental orders against Vacasa or any of its Subsidiaries;
•
certain matters relating to employee benefit plans of Vacasa and its Subsidiaries, including material benefit plans sponsored, managed, or contributed to by Vacasa, Vacasa LLC and their respective Subsidiaries and Affiliates (collectively, the “Employer Entities”);

•	certain matters relating to anti-corruption laws;
•	certain matters relating to material contracts;
•	certain material rights to the ownership of and leases of real property of Vacasa, title to assets and any of its Subsidiaries;
•	certain environmental matters relating to Vacasa and its Subsidiaries;
•	certain tax matters relating to Vacasa and its Subsidiaries;

•	certain labor and employment matters relating to Vacasa and its Subsidiaries;
•	certain intellectual property and data privacy matters relating to Vacasa and its Subsidiaries;
•	certain matters relating to insurance policies;
•	the receipt by the Special Committee of a fairness opinion from PJT Partners;
•	the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto;
•	the absence of any undisclosed broker’s or finder’s fees other than to PJT Partners;
•	the absence of certain related party transactions that have not been disclosed in Vacasa reports since December 31, 2023 the date of the Merger Agreement;
•	the number of Company Units; and
•
the inapplicability of anti-takeover statutes and any anti-takeover provisions in the Vacasa Charter or Vacasa’s bylaws to the Merger Agreement or the transactions contemplated by the Merger Agreement.

Material Adverse Effect
Many of Vacasa’s representations and warranties are qualified by, among other things, the following exceptions relating to the absence of a “Material Adverse Effect,” which means any change, effect, event, occurrence, circumstance, fact or development (which Vacasa collectively refers to as an “effect”) that, individually or in the aggregate, (a) has had or would reasonably be expected to have a material adverse effect on the business, operations, assets, properties, liabilities or condition (financial or otherwise) of Vacasa and its Subsidiaries, taken as a whole, excluding any effect resulting from the following or (b) would prevent or materially delay, interfere or hinder the consummation by Vacasa of the Merger or the compliance by Vacasa with its obligations under the Merger Agreement:
•
changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
changes generally affecting the industries in which Vacasa and its Subsidiaries operate (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
changes in U.S. GAAP or in any law, or the official interpretations thereof (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including COVID-19), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)) (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
any capital market conditions, in each case in the U.S. or any other country or region in the world (except to the extent Vacasa and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such effects, compared to other similarly situated companies in the industry in which Vacasa and its Subsidiaries operate, and then solely to the extent of any such disproportionality);

•
a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on Nasdaq or any other securities market or in the trading price of any other securities of Vacasa or any of its Subsidiaries, provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of the definition of “Material Adverse Effect”;

•
any failure, in and of itself, by Vacasa to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by Vacasa or independent third parties) for any period (provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition);

•
(a) the identity of Parent or Merger Subs, (b) the execution and delivery or performance of the Merger Agreement, or (c) the announcement, pendency or consummation of the Merger Agreement or the transactions contemplated by the Merger Agreement, including the mergers (including, in each case, the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons);

•
any action or claim made or brought by any of the current or former stockholders of Vacasa or members of Vacasa LLC (or on their behalf or on behalf of Vacasa or Vacasa LLC) against Vacasa, Vacasa LLC or any of their respective directors, officers, or employees arising out of the Merger Agreement or the transactions contemplated by the Merger Agreement;

•
any action or inaction by Vacasa or its Subsidiaries taken or omitted to be taken by the Special Committee or Vacasa or any of its Subsidiaries expressly required by the Merger Agreement or at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by the Merger Agreement; or

•	the availability or cost of equity, debt or other financing to Parent or Merger Subs.
Representations and Warranties of Parent and Merger Subs
The Merger Agreement also contains representations and warranties made by Parent and Merger Subs to Vacasa relating to a number of matters, including the following:
•	the due organization, valid existence, good standing and qualification, and authority to do business;
•	corporate and limited liability power and authority to the execute, deliver and perform the obligations under the Merger Agreement;
•	the required actions by or in respect of, and filings with, Governmental Authorities in connection with the Mergers and the Merger Agreement;
•	the absence of conflicts with, or violations of, organizational documents, applicable laws or certain other agreements or obligations as a result of the Mergers;
•	the absence of certain legal proceedings or investigations against Parent or Merger Subs;
•
the delivery by the Guarantors of a true, complete and correct copy of the Limited Guarantee and the Limited Guarantee being in full force and effect, not amended or modified, a legal, valid and binding obligation, and enforceable against the Guarantors in accordance with its terms, subject to the Remedies Exceptions;

•
the delivery by Parent of true, correct and complete copy of an executed commitment letter from the Equity Sources with respect to Equity Financing for the Mergers that is in full force and effect and enforceable against the applicable counterparties thereto in accordance with its terms;

•
assuming that the Equity Financing is funded in accordance with the Equity Commitment Letter, the net proceeds contemplated by the Equity Commitment Letter and the Rollover, will constitute the funds necessary to consummate the Mergers and the other transactions contemplated by the Merger Agreement, including payment in cash of the aggregate Merger Consideration, the payoff amount and payment of the amounts payable to holders of Company Equity Awards in accordance with the terms of the Merger Agreement, and to pay all related fees and expenses required to be paid by Parent and Merger Subs, and to perform their other respective obligations, under the Merger Agreement (as described in the section of this proxy statement entitled “The Merger Agreement — Equity Financing”);

•	the capitalization and business conduct of Merger Subs;
•	the solvency of Parent and its Subsidiaries;
•	the absence of any broker’s or finder’s fees for which Vacasa would be responsible;
•	the accuracy of information supplied for inclusion or incorporation by reference in this proxy statement or the Schedule 13E-3 and any amendment or supplement thereto;
•
that none of Parent, Merger Subs or any of their affiliates or associates (as such terms are defined in the Vacasa Charter) is, nor at any time in the last three years has been, an “interested stockholder” (as defined in the Vacasa Charter) or beneficially owns (or has beneficially owned in the past three years) any shares of Company Stock or other securities of, or economic interests in, Vacasa; and

•	the Mergers and the other transactions contemplated by the Merger Agreement that could involve foreign investment do not constitute “covered transactions” as defined by 31 C.F.R. 800.213.
The representations and warranties in the Merger Agreement of each of Vacasa, Parent and Merger Subs will not survive the consummation of the Mergers or the termination of the Merger Agreement pursuant to its terms.
Conduct of Vacasa’s Business Pending the Mergers
Under the Merger Agreement, between the date of the Merger Agreement and until the earlier of the Closing date and the termination of the Merger Agreement in accordance with its terms, except (a) as expressly contemplated, required or permitted by the Merger Agreement (including the Vacasa LLC Units Redemption); (b) as required by applicable law; (c) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); or (d) as set forth on the disclosure schedule delivered to Parent and Merger subs by the Company immediately prior to the execution of the Merger Agreement (the “Company Disclosure Schedule”), Vacasa has agreed that it will, and will cause its Subsidiaries to use reasonable efforts to, (i) conduct their businesses in the ordinary course of business consistent with past practice, (ii) manage their working capital in the ordinary course of business consistent with past practice, and (iii) preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings.
Vacasa has further agreed that, between the date of the Merger Agreement and the earlier of the Closing date and the termination of the Merger Agreement in accordance with its terms, except (a) as expressly contemplated, required or permitted by the Merger Agreement (including the Vacasa LLC Units Redemption); (b) as required by applicable law; (c) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned); or (d) as set forth on the Company Disclosure Schedule, Vacasa will not, and will cause its Subsidiaries not to:
•
(a) adopt any change in the Vacasa Charter or bylaws of Vacasa or (b) adopt any change in the comparable organizational document of any of Vacasa’s Subsidiaries (including any amendment to the Vacasa LLC Agreement);

•	merge or consolidate Vacasa or any of its Subsidiaries with any other Person;
•
restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of Vacasa or any of its Subsidiaries, other than restructuring, recapitalization, liquidation or dissolution of any Subsidiary of Vacasa that are immaterial to Subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent;

•
issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of Vacasa or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than:

•	any transaction among Vacasa and its Subsidiaries or among Vacasa’s Subsidiaries; or
•
any grant or issuance of shares of Company Stock or Vacasa LLC Units (a) in redemption of Vacasa LLC Units in accordance with the terms of the Vacasa LLC Agreement, (b) in respect of any exercise of Company Options or Company SARs, (c) in settlement of any Company RSUs or Company PSUs or (d) in connection with the conversion or cancellation of any Class G Units or Class G Common Stock;

•	make any loans, advances or capital contributions to or investments in any person, other than to Vacasa or any of its Subsidiaries;
•
declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock, except for (a) dividends or other distributions paid by any Subsidiary of Vacasa to Vacasa or to any other Subsidiary of Vacasa and (b) distributions in accordance with Section 5.03 of the Vacasa LLC Agreement, to the extent consistent with past practice;

•
reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (a) any such transaction solely among Vacasa and any Subsidiary of Vacasa or solely among any Subsidiary, (b) acquisitions of shares of Company Stock or Vacasa LLC Units in satisfaction of withholding obligations in respect of Company Equity Awards, or (c) acquisitions of Vacasa LLC Units in connection with a redemption of such Vacasa LLC Units in accordance with the terms of the Vacasa LLC Agreement;

•
create, incur, assume or guarantee any indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other indebtedness, except for (a) borrowings in the ordinary course of business under the Credit Agreement; (b) guarantees or credit support provided by Vacasa or any of its Subsidiaries of the obligations of Vacasa or any of its Subsidiaries in the ordinary course of business consistent with past practice to the extent such indebtedness is in existence on the date of the Merger Agreement or incurred in compliance with the Merger Agreement and (c) any indebtedness solely among Vacasa and its Subsidiaries or among Vacasa’s Subsidiaries;

•
other than in the ordinary course of business consistent with past practice, enter into any contract that would have been a Material Contract (as defined in the Merger Agreement) had it been entered into prior to the date of the Merger Agreement;

•
amend, modify or waive in any material respect or in a manner adverse to Vacasa or any of its Subsidiaries, or terminate, any material contract (other than renewals or expirations of any such contract in accordance with its terms);

•
make any materially adverse changes to Vacasa’s policies regarding minimum quality, revenue or commission rates with respect to entry into new homeowner customer contracts or renewals of existing homeowner customer contracts;

•	make any material changes to Vacasa’s sales and marketing budget set forth on the Company Disclosure Schedule;
•
make any material changes with respect to financial accounting policies or procedures, except as required by law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);

•	settle any Action for an amount in excess of $500,000 individually or $1,500,000 in the aggregate, other than (a) any settlement or compromise where the amount paid or to be paid by Vacasa or any of its Subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by Vacasa or any of its Subsidiaries, and (b) settlements or compromises of any Action for an amount not materially in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of Vacasa included in Vacasa reports filed prior to the date of the Merger Agreement (with materiality measured relative to the amount so reflected or reserved, if any); provided that, in the case of each of the foregoing clause (a) and clause (b), the settlement or compromise of such Action does not (x) impose any non-de minimis restriction on the business or operations of Vacasa or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by Vacasa or any of its Subsidiaries or any of their respective officers or directors;
•
assign, transfer, sell, lease, license, encumber (other than permitted liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any material intellectual property rights) except (a) as may be required by a Governmental Authority to permit or facilitate the consummation of the Mergers or any of the other transactions contemplated in the Merger Agreement solely to the extent required pursuant to Section 6.5 of the Merger Agreement, (b) transactions among Vacasa and its Subsidiaries or among Vacasa’s Subsidiaries, (c) as permitted under the Credit Agreement or (d) in the ordinary course of business and in no event in an amount or value exceeding $750,000 individually or $2,000,000 in the aggregate;

•
except as required by the terms of any employee benefit plan maintained, contributed to, required to be contributed to, or sponsored by Vacasa or any of its Subsidiaries in effect on the date of the Merger Agreement: (a) grant any equity or equity-based awards or increase the compensation or other benefits payable or provided to the current or former employees, officers, directors or other individual service providers of the Employer Entities; (b) increase or accelerate the funding, payment or vesting of compensation or benefits provided under any such plan; (c) grant any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award or similar types of payments or benefits to any current or former employees, officers, directors or other individual service providers of the Employer Entities; (d) establish, adopt, enter into, terminate or materially amend any such plan (or any plan, program, agreement or arrangement that would be such plan if in effect on the date of the Merger Agreement) other than (x) offer letters or similar arrangements extended to newly hired individuals following the date of the Merger Agreement where such letters or arrangements do not provide for severance or equity-based compensation or (y) in connection with routine, immaterial or ministerial amendments to health and welfare plans that do not materially increase benefits or result in a material increase in administrative costs; or (e) amend or modify any performance criteria, metrics or targets under any such plan such that, as compared to those criteria, metrics or targets under any such plan in effect as of the date of the Merger Agreement, the performance criteria, metrics or targets would reasonably be expected to be more likely to be achieved than in the absence of such amendment or modification;

•
acquire any business, assets or capital stock of any person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or suppliers of Vacasa or any of its Subsidiaries in the ordinary course of business consistent with past practice;

•
make (other than in a manner consistent with past practice), change or revoke any material tax election or change any annual tax accounting period or method of tax accounting, intentionally surrender any right to claim for a material tax refund, credit, offset or other reduction in tax liability, file any amended income tax return or other material amended tax return; enter into any closing agreement in respect of any material tax; waive or extend the statute of limitations in respect of any taxes, or settle, resolve or otherwise dispose of any material action in respect of taxes;

•
incur, or commit to incur, any capital expenditures that are in excess of $500,000 individually or $1,500,000 in the aggregate, other than any capital expenditure (or series of related capital expenditures) made in accordance with Vacasa’s annual capital expenditure budget for periods following the date of the Merger Agreement, as provided to Parent prior to the date of the Merger Agreement;

•
(a) make any material modifications to any material business systems, excluding, for the avoidance of doubt, any routine updates or previously scheduled upgrades necessary for the continued performance, function or operation of such business systems, or (b) enter into, terminate, or materially amend or modify, any contract for the purchase, license or integration of any material property management system software;

•	voluntarily terminate, suspend, abrogate, amend or modify any material permit of Vacasa in a manner materially adverse to Vacasa and its Subsidiaries, taken as a whole;
•
waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former officer, manager, employee or independent contractor of the Employer Entities;

•
(a) negotiate or enter into any collective bargaining agreement, (b) voluntarily certify or recognize any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of Vacasa or any of its Subsidiaries, or (c) implement or announce any plant closings, mass layoffs, group terminations, or other actions affecting employees of Vacasa or any of its Subsidiaries that trigger notice requirements under the Worker Adjustment and Retraining Notification Act of 1988, as amended;

•
enter into any lease for real property, or modify, renew or terminate any lease for real property, in each case, unless in the ordinary course of business and the annual payment obligations thereunder by Vacasa or any of its Subsidiaries do not exceed $500,000 individually or $2,000,000 in the aggregate; or

•	agree, authorize or commit to do any of the foregoing.
Subject to the terms of the Merger Agreement, Parent, Merger Subs and their respective Subsidiaries and Affiliates also agree that, from the date of the Merger Agreement until the Company Merger Effective Time, they will not (a) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing or (b) acquire or agree to acquire by merging or consolidating with, or by purchasing substantially all of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to the consummation of such a the Specified Acquisition, as applicable, would reasonably be expected to materially increase the risk of any Governmental Authority entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by the Merger Agreement, including the Mergers.
No Solicitation of Acquisition Proposals; Board Recommendation Changes
No Solicitation or Negotiation
Subject to the “No Solicitation Exceptions” described below, Vacasa has agreed that, from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement in accordance with its terms and the Company Merger Effective Time, it will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other Representatives to, (a) immediately cease and cause to be terminated any solicitations, communications, discussions or negotiations with any Person or Group that would be prohibited by the non-solicitation provisions of the Merger Agreement and cease providing any further information with respect to Vacasa or any Acquisition Proposal to any such Person or Group or its or their Representatives or financing sources (other than Parent, its Affiliates and their Representatives and Equity Sources); (b) immediately terminate all access granted to any such Person or Group and its or their Representatives to any physical or virtual data room (or any other diligence access) maintained by Vacasa or any of its Representatives with respect to the transactions contemplated by the Merger Agreement; and (c) promptly following the date of the Merger Agreement (and in any event within two Business Days following the execution of Merger Agreement), request in writing the prompt return or destruction of all non-public information concerning Vacasa or its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the six-month period immediately preceding the date of the Merger Agreement.

In addition, Vacasa has agreed that from and after the date of the Merger Agreement until the earlier of the termination of the Merger Agreement in accordance with its terms and the Company Merger Effective Time, except as otherwise permitted by the Merger Agreement, neither Vacasa nor any of its Subsidiaries, nor any of the employees (including any officers) and directors of Vacasa or its Subsidiaries will, and Vacasa will instruct and use its reasonable best efforts to cause its and its Subsidiaries’ Representatives not to, directly or indirectly:
•
initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person or Group (other than Parent, its Affiliates and their respective Representatives and Equity Sources) relating to, any Acquisition Proposal or any inquiry, proposal, indication of interest or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of the Merger Agreement prohibit such discussions);

•
furnish any to any Person (other than Parent, its Affiliates and their respective Representatives and Equity Sources) any non-public information relating to Vacasa or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Vacasa and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;

•	approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal;
•	enter into any Alternative Acquisition Agreement (as defined below), other than a customary confidentiality agreement permitted by the Merger Agreement; or
•	authorize, resolve, agree or commit to do any of the foregoing.
Exceptions to Non-Solicitation
Notwithstanding the foregoing restrictions, Vacasa and Parent have agreed that, prior to receipt of the Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal received after the date of the Merger Agreement that did not result from a breach of the non-solicitation provisions of the Merger Agreement, Vacasa (acting under the direction of the Special Committee) may, or may authorize its Representatives to:
(1)
provide information in response to a request by a Person or Group who has made such a bona fide written Acquisition Proposal if Vacasa receives from such Person or Group so requesting such information a customary confidentiality agreement; provided that:

•	such customary confidentiality agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and
•	Vacasa will substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and
(2)
engage or participate in any discussions or negotiations with any Person or Group that has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (1) or clause (2), the Board (acting on the recommendation of the Special Committee), or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal, or is reasonably likely to result in a Superior Proposal, and that the failure to take action pursuant to the non-solicitation exceptions provided above would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.

Notwithstanding anything contrary in the Merger Agreement, Vacasa, directly or indirectly through one or more of its Representatives, may, prior to receipt of the Company Stockholder Approvals, seek clarification from (but not engage in negotiations or provide non-public information to) any Person or Group that has made an Acquisition Proposal after the date the Merger Agreement solely to clarify and understand the terms and conditions of such proposal that are necessary to provide adequate information for the Board or Special Committee to make an informed determination. During the period commencing on the date of the execution of the Merger Agreement and running until the earlier of the Company Merger Effective Time and the termination of Merger Agreement, Vacasa will not be required to enforce, and, if requested, will be permitted to waive, any provision of any “standstill” or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a non-public proposal being made to the Board (or any committee thereof, including the Special Committee).
From the date of the Merger Agreement until the earlier to occur of the termination of the Merger Agreement in accordance with its terms and the Company Merger Effective Time, Vacasa agrees that it will promptly (and, in any event, within twenty-four hours) notify Parent in writing if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and will provide, in connection with such notice, (a) the identity of the person or group making such proposal and (b) a summary of the material terms and conditions of any Acquisition Proposal and, if in writing, a copy thereof and thereafter will keep Parent informed, on a prompt basis (and, in any event, within twenty-four hours), of the status and terms of any such Acquisition Proposal and the status of any such discussions or negotiations. Vacasa has agreed that it and its Subsidiaries will not enter into any agreement with any person after the date of the Merger Agreement which prohibits Vacasa from providing any information to Parent in accordance with the non-solicitation provisions of the Merger Agreement.
Vacasa agrees that any breach of the non-solicitation provisions of the Merger Agreement by any director, officer or other Representative of Vacasa will be deemed to be a breach of the non-solicitation provisions of the Merger Agreement by Vacasa. Vacasa will not authorize, direct or knowingly permit any consultant or employee of Vacasa to breach the non-solicitation provisions of the Merger Agreement, and upon becoming aware of any breach or threatened breach thereof by a Representative of Vacasa, will use its reasonable best efforts to stop such breach or threatened breach.
No Change of Recommendation
The Merger Agreement provides that (subject to certain exceptions described below) neither the Board, nor a committee thereof, including the Special Committee, will (a) fail to make, withhold, withdraw, qualify or modify or resolve to (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) its recommendation to its stockholders (it being understood that it will be considered a modification adverse to Parent if (i) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Board, acting upon the recommendation of the Special Committee, fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company Stock within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (ii) any Acquisition Proposal is publicly announced and the Board, acting upon the recommendation of the Special Committee, fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company recommendation or stating that the Company recommendation has not been changed), (b) authorize, adopt, approve, endorse, recommend, or publicly declare advisable (or publicly propose to do any of the foregoing) any Acquisition Proposal or submit any Acquisition Proposal to a vote of the holders of Company Stock; (c) fail to include the Company recommendation in this proxy statement; or (d) except as expressly permitted by, and after compliance with certain provisions of, the Merger Agreement, approve or recommend, or declare advisable or propose to enter into, or cause or permit Vacasa to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (an “Alternative Acquisition Agreement”).
No Change of Recommendation Exceptions
Superior Proposal
Notwithstanding the foregoing, prior to receipt of the Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the non-solicitation obligations set forth in the Merger Agreement, either the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause Vacasa to terminate the Merger Agreement in order to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, in which case Vacasa will be required to pay a termination fee of $4,500,000 to Parent and reimburse Parent of up to $2,000,000 of expenses, if prior to taking such action, (a) the Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consulting with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (b) Vacasa complies with certain procedures that, among other things, require Vacasa to provide Parent with three Business Days’ prior written notice that Vacasa has received such proposal (the “Match Period”), as described below, and (c) prior to taking action to effect a Change of Recommendation or terminating the Merger Agreement to enter into an Alternative Acquisition Agreement providing for a Superior Proposal, the Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee committed to by Parent in writing in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law.
Change of Recommendation or Termination Procedures
Vacasa further agreed that neither the Board (acting on the recommendation of the Special Committee) nor the Special Committee will make a Change of Recommendation in response to an Acquisition Proposal or terminate the Merger Agreement in order to enter into an alternative Acquisition Proposal providing for a Superior Proposal, unless Vacasa notifies Parent in writing at least three Business Days (the “Notice Period”) in advance that it has received such proposal, specifying the material terms and conditions of such proposal (including the identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that Vacasa intends to change its recommendation or terminate the Merger Agreement, and during such three Business Day period, Vacasa and Special Committee will (and will cause its Representatives to) be reasonably willing and available to participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Support Agreements and/or the Limited Guarantee.
Note, however, that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, Vacasa will deliver a new written notice to Parent and will comply with the procedure described in this section, except that the Notice Period is reduced to two Business Days and the Match Period in respect of such new written notice shall be two Business Days.
Intervening Events
Notwithstanding the foregoing, Vacasa and Parent also agreed that, prior to receipt of the Company Stockholder Approvals, in response to an Intervening Event, the Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if, prior to taking such action, (a) the Board (acting on the recommendation of the Special Committee) or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law, (b) Vacasa gives three Business Days’ prior notice to Parent that Vacasa has determined that an Intervening Event has occurred or arisen and that Vacasa intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, Vacasa and the Special Committee negotiate (and must cause its Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wants to negotiate) to make such adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Support Agreements and/or the Limited Guarantee in response thereto, and (c) at the end of the three Business Day period, prior to taking action to effect a Change of Recommendation, the Board (acting on the recommendation of the Special Committee) or the Special Committee takes into account any adjustments or revisions to the terms and conditions of the Merger Agreement, the Equity Commitment Letter, the Support Agreements and/or the Limited Guarantee committed to by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable law.
Note, however, that in the event of any material changes regarding any Intervening Event, Vacasa will be required to deliver a new written notice to Parent and to comply with the procedures in this section with respect to such new written notice, except that the advance written notice obligation will be reduced to two Business Days.
Stockholders Meeting
Vacasa has agreed to take, in accordance with applicable law and the Vacasa Charter and bylaws, all action necessary to convene a meeting of its stockholders, to be duly called and held as promptly as reasonably practicable after clearance of this proxy statement by the SEC (and in no event later than the 40th day following the first mailing of this proxy statement without the prior written consent of Parent), for the purpose of considering and voting on the adoption of the Merger Agreement, and in respect of clauses (2) and (3), the waiver of any applicable provision of Section 5.1(d) of the Vacasa Charter, by the affirmative vote of each of (1) the Majority of the Outstanding Shares, (2) the Class A Shares and (3) the Class B Shares, in each case assuming a quorum is present. Vacasa has agreed that the Board will recommend adoption of the Merger Agreement to Vacasa’s stockholders, subject to the provisions of the Merger Agreement discussed above under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes.”
Vote of the Rollover Stockholders
Concurrently with the execution of the Merger Agreement, the Rollover Stockholders, each of which is an investment fund or investment vehicle managed by or affiliated with the Level Equity Rollover Stockholders, the Riverwood Rollover Stockholders or the Silver Lake Rollover Stockholders, who, as of March 12, 2025 collectively owned approximately (a) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 44.9% of the outstanding voting power of the Class A Common Stock and (c) 54.0% of the outstanding voting power of the Class B Common Stock, entered into the Support Agreements with Vacasa and, solely for the purposes described therein (as described in the section of this proxy statement entitled “Support Agreements”). Pursuant to the Support Agreements, among other things and subject to certain conditions prescribed therein, the Rollover Stockholders agreed to, and to cause their applicable Affiliates to, affirmatively vote or execute consents with respect to all shares of Class A Common Stock and Class B Common Stock owned by them as follows:
•
in favor of (1) the adoption of the Merger Agreement and the approval of the Mergers; (2) the approval of any other proposal considered and vote upon by the stockholders of Vacasa at any meeting of stockholders of Vacasa necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement; and (3) the approval of any proposal relating to the adjournment or postponement of any meeting of Vacasa’s stockholders in accordance with the Merger Agreement; and

•
against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of Vacasa contained in the Merger Agreement or that would reasonably be expected to result in any of the conditions to the consummation of the Mergers under the Merger Agreement not being satisfied or fulfilled, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving Vacasa (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement.

Filings; Other Actions; Notification
Vacasa, Parent and Merger Subs will cooperate with each other and use their respective reasonable best efforts to:
•	consummate and make effective the Mergers and the other transactions contemplated by the Merger Agreement as promptly as reasonably practicable and in any event prior to the Outside Date;
•
obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or orders advisable or required to be obtained by Parent or Vacasa or any of their respective Affiliates as promptly as reasonably practicable;

•
avoid or defend against any proceeding by any Governmental Authority, in connection with the authorization, execution and delivery of the Merger Agreement, the Mergers or any other transactions contemplated by the Merger Agreement; and

•
as promptly as reasonably practicable, make any other required or advisable registrations, declarations, submissions and filings with respect to the transactions contemplated by the Merger Agreement required under the Exchange Act, any other applicable federal or state securities laws, and any other applicable law.

Vacasa, Parent and Merger Subs shall use reasonable best efforts to, as promptly as reasonably practicable, and in any event within fifteen Business Days after March 17, 2025, make or cause to be made all necessary filings under the HSR Act, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any antitrust Law.
Equity Financing
The Merger Agreement does not contain any financing-related contingencies or financing conditions to consummation of the Mergers. Parent estimates that the total funds necessary to complete the Mergers will be approximately $126,600,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded via equity investment by the Equity Sources.
Parent and Merger Subs have delivered to Vacasa an Equity Commitment Letter, pursuant to which the Equity Sources committed to contribute, or cause to be contributed, an aggregate of $126,600,000 to Parent to finance a portion of the Merger Consideration.
Prior to a termination of the Merger Agreement, Vacasa and Vacasa LLC are entitled to seek and obtain specific performance of Parent’s and Merger Subs’ obligation to cause Parent to exercise its rights to enforce the obligations of the Equity Sources under the Equity Commitment Letter to cause the Equity Financing to be funded in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letter and to consummate the Mergers if and only if, and only for so long as (and in no other circumstances): (a) satisfaction or waiver by Parent of all conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing or determinations to be made immediately prior to the Company Merger Effective Time, so long as each of such conditions would have been satisfied on the date the Closing should have occurred pursuant to the Merger Agreement) and the Closing being required to occur pursuant to the Merger Agreement; (b) since such date, no event has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement to fail to be satisfied on any following day; (c) Parent and Merger Subs are obligated to complete the Closing in accordance with the Merger Agreement and either of them have failed to do so; and (d) Vacasa has irrevocably confirmed to Parent in writing that, if specific performance is granted, the Equity Financing is funded and Parent and Merger Subs otherwise comply with their obligations under the Merger Agreement, then the Closing will occur in accordance with the Merger Agreement. In the event the Merger Agreement is terminated and the Parent termination fee is payable in accordance with the Merger Agreement, the Parent termination fee will be the sole remedy to Vacasa’s Affiliates and Representatives under the Merger Agreement and specific performance of the covenants and agreement under the Merger Agreement will not be available other than to enforce the payment of the Parent termination fee.
Subject to the terms and conditions of the Merger Agreement, each of Parent and Merger Subs will not permit any amendment, replacement, supplement or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letter if such amendment, replacement, supplement, modification or waiver would, or would reasonably be expected to, (a) reduce the aggregate net amount of the Equity Financing; (b) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or expand the information and/or materials and documents required to be provided by Vacasa or Vacasa LLC; (c) amend any other terms of the Equity Financing in a manner that would reasonably be expected to (i) delay or prevent the Closing date or (ii) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any respect; or (d) adversely impact the ability of Parent or any Merger Subs, as applicable, to enforce its rights against (or the ability of Vacasa or Vacasa LLC to cause the enforcement of such rights against) the other parties to the Equity Commitment Letter or the definitive agreements with respect thereto. Parent will promptly furnish to Vacasa a copy of any amendment, replacement, supplement, modification or waiver relating to the Equity Commitment Letter.
Subject to the terms and conditions of the Merger Agreement, each of Parent and Merger Subs will use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to arrange, consummate and obtain the Equity Financing on a timely basis, but in any event no later than the Company Merger Effective Time, on the terms and conditions described in the Equity Commitment Letter, including, but not limited to, using its reasonable best efforts to (a) maintain in effect the Equity Commitment Letter in accordance with the terms and subject to the conditions thereof; (b) comply with its obligations pursuant to the Equity Commitment Letter on or prior to the Company Merger Effective Time; and (c) enforce its rights pursuant to the Equity Commitment Letter, including by commencing an appropriate legal proceeding against any such breaching Equity Source to compel such breaching Equity Source to provide its portion of the Equity Financing at or prior to the time Closing should occur pursuant to the Merger Agreement. Parent and Merger Subs will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Equity Commitment Letter as and when they become due.
Parent is required to keep Vacasa informed on a current basis and in reasonable detail of the status of its efforts to arrange the Equity Financing. Without limiting the generality of the foregoing, Parent and Merger Subs must give Vacasa prompt notice in writing (but in any event within two Business Days after the occurrence or discovery of) (a) of any breach (or threatened breach), default (or any event or circumstance that, with notice or lapse of time or both, could reasonably be expected to give rise to any breach or default), cancelation, termination or repudiation by any party to the Equity Commitment Letter or definitive agreements related to the Equity Financing; and (b) if for any reason Parent or Merger Subs at any time believes that it will not be able to obtain all or any portion of the Equity Financing on the terms, in the manner or from the sources contemplated by the Equity Commitment Letter or any definitive agreements related to the Equity Financing. Parent must provide any information reasonably requested by Vacasa relating to any of the circumstances referred to in the previous sentence as promptly as reasonably practical (but in any event within two Business Days) after the date that Vacasa delivers a written request therefor to Parent.
Notwithstanding the foregoing, compliance by Parent and Merger Subs with the foregoing will not relieve Parent or Merger Subs of their respective obligations to consummate the Mergers whether or not the Equity Financing is available, and Parent and Merger Subs each acknowledge and agree that obtaining the Equity Financing is not a condition to the Closing. If the Equity Financing has not been obtained, Parent and Merger Subs will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, to consummate the Mergers.
Payoff Letters
Vacasa will deliver to Parent and Merger Subs on or prior to the Closing date copies of payoff letters with respect to the DK Convertible Notes in customary form reasonably satisfactory to Parent and Merger Subs, which payoff letters will (a) indicate the total amount required to be paid to fully satisfy all obligations due and payable under the DK Convertible Notes as of the anticipated closing date (and, if applicable, the daily accrual thereafter) along with wire instructions on where to direct such payoff amount, (b) state that upon receipt of such payoff amount, the DK Convertible Notes and all related debt documents will be discharged and terminated, and (c) provide that all liens (other than permitted liens) and guarantees in connection with the DK Convertible Notes relating to the assets and properties of Vacasa or any of Vacasa’s Subsidiaries securing the obligations under the DK Convertible Notes will be released and terminated upon payment of such payoff amount on the Closing date. To the extent such payoff amount exceeds $38,250,000, Vacasa will be responsible for and make timely payment of such excess in accordance with the payoff letters (such excess amount, the “Company Owed Payoff Portion”).

Vacasa will provide written notice, fifteen days in advance of the Closing date, as required under the terms of the DK Convertible Notes of its intention to redeem all of the outstanding DK Convertible Notes or procure a written waiver of such requirement in form and substance reasonably satisfactory to Parent and promptly provide to Parent an executed copy of such waiver. Vacasa will, and will cause the Subsidiaries of Vacasa and their respective Representatives to, in each case, use their reasonable best efforts to provide all customary cooperation reasonably requested by Parent or Merger Subs in connection with the Merger Agreement.
Existing Indebtedness
Vacasa will (a) promptly, and in any event within one Business Day following the occurrence thereof, notify Parent in writing if at any time prior to the Closing, (i) a Default or Event of Default (each as defined in the Credit Agreement) occurs, together with a reasonably detailed written explanation of the steps Vacasa proposes to undertake in respect thereof or (ii) the lenders under the Credit Agreement accelerate or otherwise terminate the Credit Agreement, (b) use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cure or remedy any Default or Event of Default and in the case of the DK Convertible Notes, maintain compliance with Section 5.2(i) of the DK Convertible Notes; provided, that any default or penalty interest accrued and payable prior to the Closing with respect to any Event of Default will be owed by Vacasa and, in the event the default or penalty interest rate will remain in effect after the Closing, the incremental interest amount owed as a result of such default or penalty interest rate for a theoretical twelve-month period from the Closing date (calculated based on the trailing twelve-month average amount of borrowings as of the Closing date that would be subject to the default or penalty interest rate) will reduce Liquidity as set forth in the Adjustment Statement, (c) provide Parent with copies of any drafts of any material waiver, amendment or modification of the Credit Agreement, the DK Convertible Notes or the Payment Processing Agreement proposed to be made in respect thereof and give Parent a reasonable opportunity to comment thereon to the extent such waiver, amendment or modification of the Credit Agreement, the DK Convertible Notes or the Payment Processing Agreement is materially adverse to Parent (such comments not to be unreasonably withheld, delayed or conditioned), and (d) promptly provide to Parent executed copies of such material waiver, amendment or modification of the Credit Agreement, the DK Convertible Notes or the Payment Processing Agreement. Parent will, and will cause its Affiliates to, reasonably comply with any requirements or informational requests of the lenders in connection with Amendment No. 4 to the Credit Agreement, including any applicable “know your customer” compliance requirements.
Company Unit Statements
Beginning on January 31, 2025 and until the earlier of the Closing date and the termination of the Merger Agreement in accordance with its terms, (a) on the second Business Day of each week, Vacasa will deliver to Parent and the Independent Evaluator, if engaged, a written statement, setting forth in reasonably sufficient detail the number of Company Units as of the last Business Day of the immediately preceding week, along with reasonable documentation in support thereof (each such written statement, a “Weekly Company Unit Statement”) and (b) on the first Business Day of each month, Vacasa will deliver to Parent a written statement, setting forth in reasonably sufficient detail the number of Company Units as of the last calendar day of the immediately preceding month, along with reasonable documentation in support thereof (each such written statement, a “Monthly Company Unit Statement” and together with the Weekly Company Unit Statements, the “Company Unit Statements”). If Parent disputes any portion of a Company Unit Statement, Parent will raise such dispute with Vacasa within five Business Days following Parent’s receipt of such Company Unit Statement or, if later, the first date on which Parent becomes aware of facts or circumstances that result in Parent disputing any portion of a Company Unit Statement, and Vacasa and Parent will thereafter negotiate in good faith to resolve such dispute as promptly as practicable.
Liquidity Statements
Beginning on January 31, 2025 and until the earlier of the Closing date and the termination of the Merger Agreement in accordance with its terms, on the tenth Business Day of each month, Vacasa will deliver to Parent and the Independent Evaluator, if engaged, a written statement, setting forth in reasonably sufficient detail the Liquidity as of the last calendar day of the immediately preceding month, along with reasonable documentation in support thereof (each such written statement, a “Monthly Liquidity Statement”). If Parent disputes any portion of a Monthly Liquidity Statement, Parent will raise such dispute with Vacasa within five Business Days following Parent’s receipt of such Monthly Liquidity Statement or, if later, the first date on which Parent becomes aware of facts or circumstances that result in Parent disputing any portion of a Monthly Liquidity Statement, and Vacasa and Parent will thereafter negotiate in good faith to resolve such dispute as promptly as practicable.
Conditions to the Mergers
The respective obligations of Vacasa, Parent and Merger Subs to effect the Mergers are subject to the satisfaction or waiver at or prior to the Closing of the following conditions (provided that the first bullet below will not be waived by the parties):
•	the Company Stockholder Approvals has been obtained;
•	the expiration or termination of any waiting periods under the HSR Act; and
•
no court or other Governmental Authority of competent jurisdiction has enacted, announced, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits the consummation of the Mergers.

The obligations of Parent and Merger Subs to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following additional conditions:
•
the representations and warranties of Vacasa regarding certain aspects of its capitalization are true and correct as of the date of the Merger Agreement and will be true and correct as of the Closing date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time);

•
the representations and warranties of Vacasa regarding certain aspects of its capital structure, the organization and qualification, its Subsidiaries, corporate authority, disclosure of broker’s and finder’s fees and inapplicability of certain takeover statutes must be true and correct in all material respects as of the date of the Merger Agreement and will be true and correct in all material respects as of the Closing date of the Mergers (other than such representations and warranties that expressly speak as of a particular date or period of time, which must be so true and correct as of such specific date);

•
Vacasa’s other representations and warranties set forth in the Merger Agreement must be true and correct as of the date of the Merger Agreement and will be true and correct as of the Closing (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

•	Vacasa must have performed in all material respects all obligations required to be performed by Vacasa under the Merger Agreement at or prior to the Closing date of the Mergers;
•	since the date of the Merger Agreement, there must not have occurred a Material Adverse Effect;
•	the Vacasa LLC Units Redemption must have occurred in accordance with the terms of the Merger Agreement and effective as of immediately prior to the LLC Merger Effective Time;
•
since the date of the Merger Agreement, the lenders under the Credit Agreement must have not terminated or accelerated the Credit Agreement and the amendments set forth in the Amendment No. 4 to the Credit Agreement must become effective at or substantially concurrently with Closing (including any amendments made in accordance with the terms of the Merger Agreement);

•	Vacasa must have performed its obligations in accordance with the Merger Agreement, including but not limited to, timely payment of any Company Owed Payoff Portion; and
•
Parent and Merger Subs must have received from Vacasa a certificate signed by the Chief Executive Officer or Chief Financial Officer of Vacasa, certifying that all of the above conditions have been satisfied.

Vacasa’s obligation to effect the Mergers are also subject to the satisfaction or waiver by Vacasa at or prior to the Closing of the following additional conditions:
•
Parent’s and Merger Subs’ representations and warranties set forth in the Merger Agreement must be true and correct as of the date of the Merger Agreement and will be true and correct as of the Closing date of the Mergers (except to the extent that any such representation and warranty that expressly speaks as of a particular date or period of time, in which case such representation or warranty must be true and correct as of such specific date), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a Material Adverse Effect on the ability of Parent or Merger Subs to consummate the Mergers and deliver the Merger Consideration in accordance with the Merger Agreement;

•	each of Parent and Merger Subs must have performed in all material respects all obligations required to be performed by Parent and Merger Subs under the Merger Agreement at or prior to Closing; and
•	Vacasa must have received a certificate executed by an executive officer of Parent on behalf of Parent and Merger Subs certifying that all of the above conditions have been satisfied.
Termination
Vacasa and Parent may, by mutual written consent (provided, in the case of Vacasa, it is also approved by the Special Committee), terminate the Merger Agreement and any other transactions contemplated by the Merger Agreement and abandon the Mergers at any time prior to the Company Merger Effective Time.
The Merger Agreement may also be terminated and the Mergers abandoned at any time prior to the Company Merger Effective Time, as follows:
•	by either Parent or Vacasa (provided such termination is also approved by the Special Committee), if:
•
the Mergers have not been consummated on or before the Outside Date; provided, that if on the Outside Date all of the conditions in the Merger Agreement have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), then the Outside Date may be extended by either Vacasa or Parent by written notice to the other party for one automatic additional 45-day period (provided, further, that this right to terminate the Merger Agreement will not be available to any party whose breach of any covenant or agreement set forth in the Merger Agreement has been the proximate cause of the failure of the Mergers to be consummated by such time); or

•
any court or Governmental Authority of competent jurisdiction has enacted, issued, promulgated or has entered any order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such order has become final and non-appealable; provided, that this right to terminate will not be available to the party whose breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement has been the proximate cause of such order.

•	by Vacasa (provided such termination is also approved by the Special Committee):
•
if there has been a breach by Parent or Merger Subs of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to Closing related to the accuracy of Parent’s and Merger Subs’ representations and warranties and to the performance, in all material respects, of the obligations of Parent and Merger Subs in the Merger Agreement, to not be satisfied, such breach is not curable prior to the Outside Date or, if curable prior to the Outside Date, has not been cured within the earlier of (a) 30 days after notice of such breach is given by Vacasa to the breaching party or (b) three Business Days prior to the Outside Date (provided, however, that the right to terminate the Merger Agreement will not be available to Vacasa if it is in material breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, which breach would give rise to a failure of the conditions to Closing related to the accuracy of Vacasa’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement);

•	prior to receipt of the Company Stockholder Approvals, in order to enter into an alternative acquisition agreement providing for a Superior Proposal in accordance with the terms of the

Merger Agreement described above under “The Merger Agreement — No Solicitation of Acquisition Proposals; Board Recommendation Changes — No Change of Recommendation Exceptions” if Vacasa, prior to or concurrently with such termination, pays to Parent the $4,500,000 termination fee; or
•
if (a) all of the conditions in Section 7.1 and Section 7.2 of the Merger Agreement have been satisfied or waived in writing by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided, that such conditions are capable of being satisfied as of the date of termination of the Merger Agreement if the Closing was held at the time of such termination), (b) on or after the date the Closing should have occurred pursuant to the Merger Agreement, Vacasa has delivered written notice to Parent that (i) all of the conditions set forth in Section 7.1 and Section 7.2 of the Merger Agreement have been satisfied or waived in writing by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions are capable of being satisfied as of the date of termination of the Merger Agreement if the Closing was held at the time of such termination), (ii) all of the conditions set forth in Section 7.1 and Section 7.3 of the Merger Agreement have been satisfied or waived in writing by Vacasa (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions are capable of being satisfied as of the date of termination of the Merger Agreement if the Closing was held at the time of such termination) and (iii) Vacasa is ready, willing and able to consummate the Closing, and (c) Parent and Merger Subs have failed to consummate the Closing on or before the third Business Day after delivery of the notice referenced in clause (b) (or, if earlier, the Business Day immediately prior to the Outside Date), and Vacasa stood ready, willing and able to consummate the Closing throughout such period.

•	by Parent, if:
•
there is a breach by Vacasa of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to Closing related to the accuracy of Vacasa’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement, to not be satisfied, and such breach is not curable prior to the Outside Date or, if curable prior to the Outside Date, is not cured within the earlier of (a) 30 days after notice of such breach is given by Parent to Vacasa or (b) three Business Days prior to the Outside Date (provided, however, that the right to terminate the Merger Agreement will not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, which breach would give rise to a failure of the conditions to Closing related to the accuracy of Parent’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement); or

•	Vacasa makes a Change of Recommendation prior to receipt of the Company Stockholder Approvals.
Company Termination Fee and Expense Reimbursement
Vacasa may be required to pay to Parent by wire transfer of immediately available funds to an account designated by Parent the termination fee of $4,500,000 and reimburse Parent of up to $2,000,000 of expenses if the Merger Agreement is terminated in certain circumstances.
This termination fee would be payable if:
•
(a) Parent or Vacasa terminates because the Mergers have not been consummated on or before the Outside Date; (b) Parent or Vacasa terminates for failure to obtain the Company Stockholder Approvals or (c) Parent terminates because of Vacasa’s breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement, causing the conditions to Closing related to the accuracy of Vacasa’s representations and warranties and the performance, in all material respects, of its obligations under the Merger Agreement, to not be satisfied, and such breach is incurable as described above;

•
a bona fide Acquisition Proposal has been made publicly (or otherwise becomes publicly known), announced or disclosed or otherwise proposed or communicated to Vacasa or the Board and is not withdrawn at least five Business Days prior to the Special Meeting or prior to the date of termination in the case of a termination for Vacasa’s material breach; and

•
within twelve months following the date of termination, Vacasa consummates a transaction contemplated by an Acquisition Proposal or enters into an alternative acquisition agreement with respect to an Acquisition Proposal (in each case, the references to “15%” in the definition of “Acquisition Proposal” being deemed to be references to “50%”); in which case Vacasa must pay Parent the termination fee concurrently with the earlier of the entry into such definitive alternative acquisition agreement and the consummation of such Acquisition Proposal.

This termination fee would also be payable in the following circumstances:
•
if Parent terminates the Merger Agreement because the Board or the Special Committee makes a Change of Recommendation, in which case Vacasa must pay Parent the termination fee within two Business Days after the termination of the Merger Agreement; or

•
if Vacasa terminates the Merger Agreement in order to enter into an alternative acquisition agreement providing for a Superior Proposal, in which case Vacasa must pay Parent the termination fee concurrently with, and as a condition to, the termination of the Merger Agreement.

Vacasa must reimburse Parent of up to $3,000,000 of expenses if:
•	Parent or the Company terminates the Merger Agreement due to the occurrence of the outside date;
•
Parent or the Company terminates the Merger Agreement due to any court or Governmental Authority order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such order has become final and non-appealable;

•	Parent terminates the Merger Agreement because of the Company’s terminable breach; and
•
Parent terminates the Merger Agreement because the lenders under the Company Credit Agreement terminate or accelerate the Company Credit Agreement or if the amendments set forth in Amendment No. 4 to the Company Credit Agreement do not become effective at Closing.

The Company will reimburse Parent of up to $1,500,000 of expenses if the Company Stockholder Approvals are not obtained.
Parent Termination Fee
Parent may be required to pay to Vacasa by wire transfer of immediately available funds to an account designated by Vacasa the termination fee of $6,000,000 and reimburse Vacasa of up to $500,000 of expenses if the Merger Agreement is terminated in certain circumstances.
The termination fee would be payable in the following circumstances:
•	if the Company terminates the Merger Agreement because of Parent's terminable breach or failure to close when required under the Merger Agreement; or
•
if the Company or Parent terminates due to the occurrence of the Outside Date at a time at which the Company could have terminated because of Parent's terminable breach or failure to close when required under the Merger Agreement.

Expenses
Except as otherwise provided in the Merger Agreement, all fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of the Merger Agreement and the Mergers will be paid by the party incurring such fees or expenses, except that (a) of the filing fee for this proxy statement and Schedule 13E-3 will be borne by Parent, (b) up to $200,000 in costs for printing and mailing this proxy statement and Schedule 13E-3 shall be borne by the Company (c) the filing fee for filings under the HSR Act and up to $200,000 of additional costs, fees and expenses incurred by Parent in connection with preparing such filings will be borne by the Company and (d) any documented fees, costs and expenses incurred, paid or payable by Vacasa or its Subsidiaries (including all reasonable and documented attorneys’ and financial advisor fees) solely in connection with any amended or refinancing of the Credit Agreement in connection with the transactions contemplated by the Merger Agreement will be borne by Parent and payable by Parent on the earlier of the termination of the Merger Agreement or the Closing date.

Remedies; Specific Performance; Non-Recourse
The parties have agreed that if the Merger Agreement is validly terminated and a termination fee is paid to a party, such party’s right to receive the termination fee and any expenses in accordance with the terms of the Merger Agreement, if any, will be the sole and exclusive monetary remedies of such party and their respective Affiliates and Representatives pursuant to the Merger Agreement and the transactions contemplated thereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in the Merger Agreement or the failure of the Mergers or any other transactions contemplated by the Merger Agreement to be consummated, except in the case of any liability (a) for any fraud or (b) for any breaches of the Confidentiality Agreement (as defined below).
Nothing in the Merger Agreement, including the payment of any termination fee will relieve any party from any liability (a) for any fraud or willful breach of the Merger Agreement, or (b) for any breaches of the Confidentiality Agreement.
If prior to the Outside Date, any party initiates a legal proceeding to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms of the Merger Agreement, then the Outside Date will be automatically extended by (a) the amount of time during which such legal proceeding is pending plus 20 Business Days or (b) such other time period established by the court presiding over such legal proceeding.
For the avoidance of doubt, notwithstanding anything to the contrary in the Merger Agreement, if the Merger Agreement has not been validly terminated, each party will have the right to specific performance in accordance with the terms of the Merger Agreement.
Vacasa has agreed that it will not, whether prior to or after the termination of the Merger Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against Parent or any of its Affiliates and Representatives with respect to the Merger Agreement, the Equity Commitment Letter, the Limited Guarantee or the transactions contemplated by the Merger Agreement (including any breach by any of the Guarantors, Parent or Merger Subs), the termination of the Merger Agreement, the failure to consummate the transactions contemplated by the Merger Agreement or any claims or actions under applicable laws arising out of any such breach, termination or failure, except, in each case, for claims that Vacasa may assert (a) against any person that is a party to, and solely pursuant to the terms and conditions of, the Non-Disclosure Agreement, dated as of June 27, 2024, by and between Vacasa and Casago International (the “Confidentiality Agreement”), or the Support Agreements; (b) against Parent or Merger Subs to the extent expressly provided for in the Merger Agreement, the Limited Guarantee or the Equity Commitment Letter; or (c) against the Guarantors to the extent expressly provided for in the Merger Agreement, the Limited Guarantee or the Equity Commitment Letter.
At any time prior to the valid termination of Merger Agreement, subject to the limitations set forth in the Merger Agreement, each party is entitled to injunctive or other equitable relief to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement in any court identified in the Merger Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Each of Parent, Merger Subs, Vacasa and Vacasa LLC has agreed that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law, or the balance of equities disfavors equitable relief. Any party seeking an injunction, specific performance or other equitable remedies to prevent breaches (or threatened breaches) of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement in any court having jurisdiction related to the Merger Agreement as provided in the Merger Agreement, may seek such an injunction without the necessity of demonstrating damages (or the inadequacy of damages and other legal remedies) or posting a bond or other security in connection with any such injunction or other equitable relief. Each of Parent and Merger Subs, on the one hand, and Vacasa and Vacasa LLC, on the other hand, has agreed not to raise any objections to the availability of the equitable remedy of specific performance to prevent, restrain or remedy breaches or threatened breaches of the Merger Agreement by Parent, Merger Subs, Vacasa or Vacasa LLC, as applicable, and to enforce specifically the terms and provisions of the Merger Agreement to prevent breaches (or threatened breaches) of, or to enforce compliance with, the covenants and obligations of Parent, Merger Subs, Vacasa and Vacasa LLC, as applicable, under the Merger Agreement. If a court of competent jurisdiction has declined to enforce specifically the obligations of Parent and Merger Subs to consummate the Mergers pursuant to a claim for specific performance brought against Parent and Merger Subs, and has instead granted an award of damages for such breach, Vacasa may enforce such award and accept damages for such breach on behalf of its stockholders.
Additional Covenants
The Merger Agreement also contains certain other covenants, including relating to cooperation in the preparation and filing of this proxy statement and Schedule 13E-3, the stock exchange delisting, stockholder litigation, access to information, public announcements, certain tax matters and Amendment No. 4 to the Credit Agreement. Further, Vacasa and Parent have agreed to cooperate in good faith to explore the potential franchising of certain assets of Vacasa following the Closing.
Indemnification; Directors’ and Officers’ Insurance
From and after the Company Merger Effective Time, Parent will cause the Surviving Corporation to, indemnify and hold harmless, to the fullest extent permitted under applicable law and the organizational documents of Vacasa and each of its Subsidiaries in effect on the date of the Merger Agreement, as applicable (and the Surviving Corporation will also advance expenses as incurred to the fullest extent permitted under applicable law and the organizational documents of Vacasa and each of its Subsidiaries in effect on the date of the Merger Agreement, as applicable; provided that the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification), each present and former director, officer, employee, member, manager, trustee or fiduciary of Vacasa and its Subsidiaries (or any of their respective employee benefits plans) (each, an “Indemnified Party”) against any costs or expenses (including reasonable and reasonably documented attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of (a) their service as such or their service at the request of Vacasa or its Subsidiaries as a director, officer, employee, member, manager, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or (b) services performed by such Indemnified Parties at the request of Vacasa or its Subsidiaries, in each case at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time, including with respect to the Mergers and any other transactions contemplated by the Merger Agreement.
Notwithstanding anything to the contrary in the Merger Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which an Indemnified Party sought indemnification pursuant to the Merger Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from all liability arising out of such proceeding.
Parent and Merger Subs have agreed that all rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of the Company Merger Effective Time, in favor of the Indemnified Parties, or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties, as provided in Vacasa’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any contract, in each case, in effect and provided to Parent as of the date of the Merger Agreement, will survive the Mergers and the transactions contemplated by the Merger Agreement and will continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, the Surviving Corporation will (and Parent will cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that Vacasa or applicable subsidiary would have been permitted to fulfill and honor them by applicable law. In addition, for six years following the Company Merger Effective Time, Parent will and will cause the Surviving Corporation to cause the certificates of incorporation and bylaws of the Surviving Corporation to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of Vacasa immediately as of the date of the Merger Agreement, and such provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any Indemnified Party during such six year period, or such period in which an Indemnified Party is asserting an indemnification claim, following the Company Merger Effective Time, except as required by applicable law.
Prior to the Company Merger Effective Time, Vacasa will, and if Vacasa is unable to, Parent will cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay on the Closing date the premium for the “tail” insurance policies with respect to directors’ and officers’ liability insurance, employment practices liability insurance, and fiduciary liability insurance, in each case, for a claims reporting or discovery period of at least six years from and after the Company Merger Effective Time from one or more insurance carriers with the same or better credit rating as Vacasa’s insurance carriers as of the date of the Merger Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance, employment practices liability insurance, and fiduciary liability insurance (collectively, the “D&O Insurance”). The terms, conditions, retentions and limits of liability of such D&O Insurance will be at least as favorable to the insureds as Vacasa’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer, employee, member, manager, trustee or fiduciary of Vacasa or any of its Subsidiaries (or any of their respective employee benefit plans) by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated thereby). Notwithstanding the foregoing, in no event will Vacasa expend, and in no event will Parent or the Surviving Corporation be required to expend for such “tail” insurance policies an aggregate amount in excess of 300% of the annual premium paid by Vacasa for the calendar year immediately preceding the date of the Merger Agreement (such 300% amount, the “Maximum Premium”), and if such premiums do exceed the Maximum Premium, the Surviving Corporation will obtain policies with the greatest coverage available for a cost not exceeding the Maximum Premium. If Vacasa and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Closing the D&O Insurance in place as of the date of the Merger Agreement, with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in Vacasa’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in Vacasa’s existing policies as of the date of the Merger Agreement. Notwithstanding the foregoing, in no event will Parent or the Surviving Corporation be required to expend for all such policies an aggregate annual premium amount in excess of 150% of the annual premium paid by Vacasa for the calendar year immediately preceding the date of the Merger Agreement; and provided, further, that if the annual premiums of such insurance coverage for any given year exceeds such applicable amount, the Surviving Corporation will obtain policies with the greatest coverage available for a cost not exceeding such applicable amount.
The foregoing indemnity obligations will survive the Closing.
The Indemnified Parties have the right to enforce the provisions of the Merger Agreement relating to their indemnification. Such provisions may not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party, except as required by applicable law.
Modification or Amendments
Subject to applicable law, at any time prior to the Company Merger Effective Time, the Merger Agreement may be amended, modified or waived by a signed written agreement, in the case of an amendment or modification by Parent, Merger Subs and Vacasa (with the approval of the Special Committee), or in the case of a waiver, by the party against whom the waiver is to be effective (provided that, after receipt of the Company Stockholder Approvals, no amendment will be made should applicable law require further approval by the stockholders, without obtaining such further approval).
Waiver
Other than the conditions with respect to obtaining the Company Stockholder Approvals, the conditions to each of the parties’ respective obligations to consummate the Mergers and any other transactions contemplated by the Merger Agreement may be waived by such party in whole or in part to the extent permitted by law. No failure or delay by any party in exercising any right, power or privilege under the Merger Agreement will operate as a waiver of such right, power or privilege, nor will any single or partial exercise of any right, power or privilege preclude any other or further such exercise or the exercise of any other right, power or privilege.

Special Committee Approval
Until the Company Merger Effective Time, (a) Vacasa may take the following actions only with the prior approval of, and take any such action if directed to do so by, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee; (ii) waiving any right under the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee or extending the time for the performance of any obligation of Parent or Merger Subs under the Merger Agreement or any other party under the Equity Commitment Letter, the Support Agreements or the Limited Guarantee; (iii) terminating the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee; (iv) taking any action under the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Board and (vi) agreeing to do any of the foregoing and (b) no decision or determination will be made, or action taken, by the Board under or with respect to the Merger Agreement, the Equity Commitment Letter, the Support Agreements or the Limited Guarantee without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee will be afforded to a majority of the remaining independent and disinterested members of the Board.

SUPPORT AGREEMENTS
The following describes the material provisions of the Support Agreements, which are attached as Annex C, Annex D and Annex E to this proxy statement and which are incorporated by reference within this proxy statement. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the Support Agreements. You are encouraged to read carefully the Support Agreements in their entirety.
Concurrently with the execution and delivery of the Merger Agreement, Parent and Vacasa entered into the Support Agreements with each of (a) the Silver Lake Rollover Stockholders, (b) the Riverwood Rollover Stockholders and (c) the Level Equity Rollover Stockholders, each of which is attached to this proxy statement as Annex C, Annex D and Annex E, respectively. Under the Support Agreements, each of the Rollover Stockholders has agreed (a) not to sell, assign, transfer or otherwise dispose of shares of Class A Common Stock and Class B Common Stock, as applicable, held by it as of December 30, 2024 (and any shares thereinafter acquired) and (b) to vote or execute consents with respect to all of their shares of Class A Common Stock and Class B Common Stock, as applicable, in favor of adoption of the Merger Agreement and the approval of the Mergers, subject to certain terms and conditions contained therein. As of March 12, 2025,
•
the Silver Lake Rollover Stockholders held 5,060,681 shares of Class A Common Stock and 484,250 shares of Class B Common Stock, representing (a) 24.6% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 24.8% of the outstanding voting power of the Class A Common Stock and (c) 22.8% of the outstanding voting power of the Class B Common Stock;

•
the Riverwood Rollover Stockholders held 2,448,949 shares of Class A Common Stock and 324,043 shares of Class B Common Stock, representing (a) 12.3% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 12.0% of the outstanding voting power of the Class A Common Stock and (c) 15.3% of the outstanding voting power of the Class B Common Stock;

•
the Level Equity Rollover Stockholders held 1,668,689 shares of Class A Common Stock and 333,578 shares of Class B Common Stock, representing (a) 8.9% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 8.2% of the outstanding voting power of the Class A Common Stock and (c) 15.8% of the outstanding voting power of the Class B Common Stock; and

•
the Rollover Stockholders collectively held 9,178,319 shares of Class A Common Stock and 1,143,871 shares of Class B Common Stock, representing (a) 45.8% of the combined voting power of Class A Common Stock and Class B Common Stock, (b) 44.9% of the outstanding voting power of the Class A Common Stock and (c) 54.0% of the outstanding voting power of the Class B Common Stock.

In addition, the Rollover Stockholders have agreed to contribute the Rollover Shares and Rollover Units held by them to Parent immediately prior to the LLC Merger Effective Time. The Support Agreements will terminate upon the earliest to occur of (a) the Closing, (b) the valid termination of the Merger Agreement in accordance with its terms, and (c) an amendment to the Merger Agreement without the prior written consent of the Rollover Stockholders that reduces the amount of the Merger Consideration or changes the form of the Merger Consideration or (d) the written consent of the parties thereto. The table below sets forth, as of the date hereof, the percentage of equity ownership in Parent that each of the Filing Parties is expected to hold immediately following the consummation of the Mergers.

Equity Interest in Parent Following the Mergers (%)(1)(2)
Casago Global, LLC	19.87%
TRT Investors 37, LLC(3)	21.51%
MHRE STR II, LLC(4)	21.51%
Roofstock, Inc.	9.93%
Silver Lake Rollover Stockholders	14.60%
Riverwood Rollover Stockholders	7.30%
Level Equity Rollover Stockholders	5.28%
Total	100.00%

(1)
Equity interest percentages do not reflect the potential issuance of units pursuant to a management incentive plan, representing equity interests equal to up to 13% of Parent following the Closing. Additionally, equity interest percentages do not reflect the potential exercise of warrants representing equity interests equal to up to 5% of Parent following the Closing.

(2)
Equity interest percentages have been calculated assuming that no holders of Class A Common Stock or Common Units other than the Rollover Stockholders will roll over their existing Class A Common Stock or Common Units into equity interests in Parent effective immediately following the consummation of the Mergers.

(3)
The equity interest percentage of TRT Investors 37, LLC has been calculated assuming that TRT Investors 37, LLC will not assign any portion of its equity contribution in accordance with the terms of the Equity Commitment Letter.

(4)
The equity interest percentage of MHRE STR II, LLC has been calculated assuming that MHRE STR II, LLC will not assign any portion of its equity contribution in accordance with the terms of the Equity Commitment Letter.

The Purchaser Filing Parties may engage in additional discussions with certain of Vacasa’s institutional stockholders regarding such stockholders’ potential interest in participating in the rollover transactions described herein. To the extent any such stockholders would have been deemed to be Unaffiliated Stockholders, but, subject to the approval of the Purchaser Filing Parties, elect to participate in the rollover transactions, such stockholders will no longer be deemed to be Unaffiliated Stockholders.

TAX RECEIVABLE AGREEMENT AMENDMENT
Concurrently with the execution of the Merger Agreement, Vacasa, Vacasa LLC, SLP Venice and the Requisite TRA Parties entered into the TRA Amendment, which is attached to this proxy statement as Annex F, pursuant to which the parties agreed, among other things, to (i) amend the existing Tax Receivable Agreement such that the Tax Receivable Agreement will automatically terminate effective as of and conditioned upon the Closing and (ii) waive any Early Termination Payment or other amount otherwise payable under the Tax Receivable Agreement (including any amount that would otherwise be payable in connection with the consummation of the Company Merger). If the Merger Agreement is terminated prior to the Closing, the TRA Amendment will not be effective and the Tax Receivable Agreement will remain in full force and effect. From and after the Company Merger Effective Time, no further payments will be made to the TRA Parties pursuant to the Tax Receivable Agreement.

PROVISIONS FOR UNAFFILIATED SECURITY HOLDERS
No provision has been made (a) to grant Vacasa’s unaffiliated security holders (as defined in Rule 13e-3 of the Exchange Act) access to the corporate files of (i) Vacasa, (ii) any other party to the Merger Agreement or (iii) any of their respective affiliates, or (b) to obtain counsel or appraisal services at the expense of Vacasa, any other such party or affiliate.

IMPORTANT INFORMATION REGARDING VACASA
Company Background
Vacasa, based in Portland, Oregon, was incorporated on July 1, 2021, under the laws of the state of Delaware as a wholly owned subsidiary of Vacasa LLC for the purpose of consummating the de-SPAC Transaction. The de-SPAC Transaction was consummated on December 6, 2021. Vacasa is a holding company whose principal asset is a membership interest in Vacasa LLC. Vacasa LLC and its Subsidiaries operate a vertically integrated vacation rental platform. Vacasa is the sole manager of Vacasa LLC and is responsible for all operational, management and administrative decisions of Vacasa LLC.
Vacasa’s Class A Common Stock is listed with, and trades on, Nasdaq under the ticker symbol “VCSA”. Vacasa’s principal executive offices are located at 850 NW 13th Avenue, Portland, Oregon 97209 and its telephone number is (503) 946-3650. Vacasa’s website is www.vacasa.com. The information contained on, or accessible through, Vacasa’s website is not part of this proxy statement.
Directors and Executive Officers
Directors
The Board currently consists of nine members. The persons listed below are Vacasa’s directors and executive officers as of the date of this proxy statement. The Merger Agreement provides, however, that the directors of Company Merger Sub immediately prior to the Company Merger Effective Time will be the initial directors of the Surviving Corporation immediately following the Mergers. The Merger Agreement also provides that the officers of Vacasa immediately prior to the Company Merger Effective Time will be the initial officers of the Surviving Corporation immediately following the Mergers. Following the Mergers, each executive officer will serve until a successor is elected or appointed and qualified, or until the earlier of his or her death, resignation or removal, as the case may be.
Neither Vacasa nor, to the knowledge of Vacasa, any of Vacasa’s directors or executive officers listed below has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). In addition, neither Vacasa nor, to the knowledge of Vacasa, any of Vacasa’s directors or executive officers listed below has during the past five years, been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, U.S. federal or state securities laws, or a finding of any violation of U.S. federal or state securities laws. Each of the individuals listed below is a citizen of the United States. Each of the individuals listed below can be reached at c/o Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209.

Name	Current Position and Office
Robert Greyber	Chief Executive Officer and Director
Jeffrey Parks	Chair of the Board and Director
Joerg Adams	Director
Ryan Bone	Director
Chad Cohen	Director
Benjamin Levin	Director
Barbara Messing	Director
Karl Peterson	Director
Chris Terrill	Director

Robert Greyber. Mr. Greyber has served as our Chief Executive Officer and as a member of our Board since September 2022. Prior to his time at Vacasa, Mr. Greyber held various senior positions with Expedia Group and with Egencia, a leading digital corporate travel platform previously owned by Expedia Group from March 2004 to April 2020, including most recently as Egencia’s President from May 2009 to April 2020 where he was responsible for Egencia’s global strategy, brand, technology and operations and served on the Expedia Group senior executive leadership team. Mr. Greyber also briefly served as Chief Executive Officer and as a member of the board of directors for an unconsummated special purpose acquisition vehicle in 2021. Mr. Greyber received a B.A. in English Literature from the University of Maryland, College Park, and an M.B.A. from the University of Chicago, Booth School of Business.

Jeffrey Parks. Mr. Parks joined the Vacasa LLC board of managers in October 2017, has served as a member of our Board since December 2021, and currently serves as our Chairperson. Mr. Parks is a co-founder and Managing Partner of Riverwood Capital, a private equity firm. Prior to co-founding Riverwood Capital in 2008, Mr. Parks served as an investment executive with KKR & Co. LLP, a private equity firm, as an investment professional at Oaktree Capital Management, and as an investment banker at UBS. Mr. Parks has served on the board of directors of many public and privately held companies, including ForgeRock, Inc. from April 2020 to August 2023, and Nutanix, Inc. from 2013 to 2020. Mr. Parks holds dual B.A. degrees in Economics and Mathematics from Pomona College, where he currently serves on the Board of Trustees. Mr. Parks serves on our Board as a designee in accordance with the Director Designation Agreement between Vacasa and affiliates of Riverwood.
Joerg Adams. Mr. Adams joined the Vacasa LLC board of managers in October 2019 and has served as a member of our Board since December 2021. Mr. Adams currently serves as a Managing Director of Silver Lake, a global technology investment firm, which he joined in August 2006. Mr. Adams holds a B.S. in Finance from Indiana University and a degree in Business Administration from the European School of Business in Reutlingen, Germany. Mr. Adams serves on our Board as a designee in accordance with the Director Designation Agreement between Vacasa and affiliates of Silver Lake.
Ryan Bone. Mr. Bone joined the Vacasa LLC board of managers in May 2020 and has served as a member of our Board since December 2021. Mr. Bone currently serves as a Director of Silver Lake, a global technology investment firm, which he joined in 2013. Prior to joining Silver Lake, Mr. Bone worked in the Technology, Media and Telecommunications Investment Banking Group at Goldman Sachs. Mr. Bone holds a B.A. in Economics from Amherst College. Mr. Bone serves on our Board as a designee in accordance with the Director Designation Agreement between Vacasa and affiliates of Silver Lake.
Chad Cohen. Mr. Cohen joined the Vacasa LLC board of managers in October 2020 and has served as a member of our Board since December 2021. Mr. Cohen previously served as Chief Financial Officer and Chief Operating Officer of Capella Space, a satellite-based earth observation company, from November 2022 to January 2024, the Chief Financial Officer of Adaptive Biotechnologies Corp., a publicly traded immune-driven medicine company, from August 2015 through February 2022 and as Chief Financial Officer of Zillow Group, a publicly traded real estate marketplace company, from March 2011 to August 2015. Mr. Cohen previously served on the board of directors of Trupanion, Inc., a publicly traded pet insurance company, from December 2015 to July 2019. Mr. Cohen holds a B.S.B.A. in Management with a concentration in Accounting from Boston University.
Benjamin Levin. Mr. Levin joined the Vacasa LLC board of managers in 2016 and has served as a member of our Board since December 2021. Mr. Levin founded and currently serves as Chief Executive Officer of Level Equity Management, LLC. Prior to founding Level Equity, Mr. Levin served as Managing Director at Insight Venture Partners. Mr. Levin holds an A.B. in Government from Harvard University. Mr. Levin serves on our Board as a designee in accordance with the Director Designation Agreement between the Company and affiliates of Level Equity.
Barbara Messing. Ms. Messing has served as a member of our Board since December 2021. From August 2020 to December 2023, Ms. Messing served as Chief Marketing & People Experience Officer, and later Chief Marketing & Communications Officer, of Roblox Corporation, an online gaming platform, and as Senior Vice President, Chief Marketing Officer of Walmart US, a company engaged in retail and wholesale operations, from August 2018 to August 2019. Between February 2011 and April 2018, Ms. Messing served as Vice President and Chief Marketing Officer, and later Senior Vice President and Chief Marketing Officer, for TripAdvisor, Inc., an online travel company. Between April 2002 and February 2011, she served in a number of management positions at Hotwire.com, an Internet-based travel agency, including Vice President of Customer Experience and Vice President and General Manager, Travel Ticker. Ms. Messing has served on the board of directors of AppLovin, Inc., a publicly-traded mobile application software company, since March 2024, and she previously served on the board of directors of Beyond, Inc. (formerly Overstock.com, Inc.), a publicly traded internet retailer, from August 2020 to November 2023, and of XO Group, Inc., which merged with WeddingWire in December 2018. Ms. Messing received her B.A. from Northwestern University and her J.D. from Stanford Law School.

Karl Peterson. Mr. Peterson has served as a member of our Board since December 2021. Mr. Peterson leads CapitalKP and Peterson Capital Partners, LP, family offices overseeing several public stock investments and numerous private investments. Prior to his retirement in late 2022, he was a Senior Partner of TPG and the Managing Partner of its affiliate, TPG Pace Group. After rejoining TPG in 2004, Mr. Peterson led investments for the firm in technology, media, financial services and travel sectors and oversaw TPG’s European operations from 2010 until 2017 and served on the Executive Committee of TPG. Prior to 2004, he was a co-founder and the President and Chief Executive Officer of Hotwire.com. He led the business from its launch through its sale to InterActiveCorp in 2003. Before Hotwire, Mr. Peterson was a principal at TPG in San Francisco, and from 1992 to 1995, he was a financial analyst at Goldman, Sachs & Co. Mr. Peterson currently serves on the board of directors of Sabre Corporation and Playa Hotels & Resorts and is the Chairman of Accel Entertainment. Mr. Peterson holds a B.B.A. from the University of Notre Dame.
Chris Terrill. Mr. Terrill joined the Vacasa LLC board of managers in October 2020 and has served as a member of our Board since December 3, 2021. Mr. Terrill served as Co-Chairman of Z-Work Acquisition Corp., a technology company, from February 2021 to December 2023. Prior to joining Z-Work, Mr. Terrill served as Chief Executive Officer of Angi Inc., an online services provider, from October 2017 to November 2018, and as Chief Executive Officer of HomeAdvisor from May 2011 to November 2018. Mr. Terrill currently serves on the board of directors of Anywhere Real Estate Inc. (formerly known as Realogy Holdings Corp.), a residential real estate company, since July 2016, and Yelp Inc., an online platform, since March 2022. He also served on the board of directors of Porch Group, Inc., a consumer data company, from January 2021 to March 2022, and Terminix Global Holdings Inc., a pest control company, from July 2021 to October 2022. Mr. Terrill holds a B.S. in Advertising from the University of Texas at Austin and an M.B.A. from the University of Houston.
Executive Officers

Name	Current Position and Office
Robert Greyber	Chief Executive Officer and Director
William Atkins	Interim Chief Financial Officer

Robert Greyber. Mr. Greyber is our Chief Executive Officer. His biography can be found under “—Directors”.
William Atkins. Mr. Atkins has served as our Interim Chief Financial Officer since March 14, 2025. Mr. Atkins is a consultant to the Company, providing services pursuant to a consulting agreement between the Company and FLG Partners, LLC (“FLG”), a company that specializes in providing chief financial officer and board advisory services (the “Consulting Agreement”). Mr. Atkins, 63, joined FLG as a partner in 2023, with over 30 years of experience as both chief financial officer of, and advisor to, public and private technology companies. Before joining FLG, he served as Chief Financial Officer for Mobileum, a software and services company, from September 2022 to June 2023, as Chief Financial Officer for One Concern, a climate resilience data analytics company, from November 2019 to December 2021 and was previously Chief Financial Officer at Clarify Health, a healthcare data analytics company, at Airobotics, a robotic drone company, at Calix, Inc., a communications systems and software company, and at Intelsat, a satellite services company. In addition to his Chief Financial Officer roles, Mr. Atkins was Senior Partner of Fairfax Partners, an investing and advisory firm, and was a Managing Director and senior member of Morgan Stanley’s Investment Banking Division.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock as of March 12, 2025 by:
•	each person who is known to be the beneficial owner of more than 5% of our Class A Common Stock and Class B Common Stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock appreciation rights or the settlement of RSUs, in each case, within 60 days of March 12, 2025. Shares subject to stock appreciation rights that are currently exercisable or exercisable within 60 days of March 12, 2025 and RSUs that are currently vested or that will vest within 60 days of March 12, 2025 are considered outstanding and beneficially owned by the person holding such stock appreciation rights or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership of shares of Company Stock is based on 20,431,937 shares of Class A Common Stock and 2,119,723 shares of Class B Common Stock issued and outstanding as of March 12, 2025.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Company Stock beneficially owned by them. To our knowledge, none of our shares of Company Stock beneficially owned by any executive officer or director have been pledged as security. Unless otherwise noted, the address for each beneficial owner listed below is c/o Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209.

	Class A Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned (on a fully exchanged basis)(1)		Combined Voting Power(2)
Name and Address of Beneficial Owner	Number	%	Number	%	%
Holders of more than 5 percent
Silver Lake(3)	5,060,681	24.8%	484,250	22.8%	24.6%
Riverwood(4)	2,448,949	12.0%	324,043	15.3%	12.3%
Level Equity Management(5)	1,668,689	8.2%	335,578	15.8%	8.9%
Davidson Kempner(6)	13,865,908	19.9%	—	—	18.3%
Oaktree(7)	1,298,511	6.4%	—	—	5.8%
Directors and Named Executive Officers
Joerg Adams	10,246	*	—	—	*
Ryan Bone	10,246	*	—	—	*
Chad Cohen(8)	10,246	*	8,158	*	*
Benjamin Levin(9)	1,699,069	8.3%	335,578	15.8%	9.0%
Barbara Messing	12,238	*	—	—	*
Jeffrey Parks(10)	10,246	*	—	—	*
Karl Peterson(11)	89,778	*	—	—	*
Chris Terrill(12)	16,286	*	25,377	1.2%	*
Rob Greyber	77,722	*	—	—	*
Bruce Schuman(13)	27,628	*	—	—	*
John Banczak(14)	219,803	1.1%	—	—	*
All directors and executive officers of Vacasa, as a group (10 individuals)(15)	1,936,077	9.5%	369,113	17.4%	10.2%

*	Less than 1 percent
(1)
Holders of Common Units (other than Vacasa) have the right, pursuant to the Vacasa LLC Agreement, to cause Vacasa LLC to acquire all or a portion of their Common Units, which may be settled for, at Vacasa’s election, shares of Class A Common Stock at a redemption ratio of one share of Class A Common Stock for each Common Unit redeemed (subject to conversion rate adjustments for stock splits, stock dividends, reclassifications and similar transactions) or an equivalent amount of cash and, in each case, the cancellation of an equal number of such holder’s shares of Class B Common Stock. For purposes of the table above, beneficial ownership of Common Units has been reflected as beneficial ownership of the shares of Class A Common Stock for which such Common Units may be redeemed.

(2)
Represents the percentage of voting power of Class A Common Stock and Class B Common Stock voting as a single class. Each share of Class A Common Stock and each share of Class B Common Stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors. Holders of Class A Common Stock and Class B Common Stock will vote as a single class on all matters except as required by law or by the Vacasa Charter.

(3)
Based on Amendment No. 1 to Schedule 13D filed with the SEC on March 13, 2025. Class A Common Stock beneficially owned by Silver Lake Group, L.L.C. and its affiliated entities is comprised of (i) 3,101,156 shares of Class A Common Stock held by SLP V Venice Feeder I, L.P., (ii) 1,959,525 shares of Class A Common Stock held by SLP Venice Holdings, L.P. and (iii) up to 484,250 shares of Class A Common Stock that may be issued in exchange for Common Units held by SLP Venice Holdings, L.P. Class B Common Stock beneficially owned consists of shares of Class B Common Stock issued on a one-for-one basis in respect of the Common Units referred to in the preceding sentence. Does not include 10,246 shares of Class A Common Stock received upon settlement of RSUs awarded to each of Joerg Adams and Ryan Bone, which are held for the benefit of Silver Lake Technology Management, L.L.C., certain of its affiliates and certain of the funds they manage. The general partner of SLP Venice Holdings, L.P. is SLP V Aggregator GP, L.L.C. Silver Lake Technology Associates V, L.P. is the managing member of SLP V Aggregator GP, L.L.C. and the general partner of SLP V Venice Feeder I, L.P. The general partner of Silver Lake Technology Associates V, L.P. is SLTA V (GP), L.L.C. The managing member of SLTA V (GP), L.L.C. is Silver Lake Group, L.L.C. The managing members of Silver Lake Group, L.L.C. are Egon Durban, Kenneth Hao, Christian Lucas, Gregory Mondre and Joseph Osnoss. The address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025.
(4)
Based on Amendment No. 1 to the Schedule 13D filed with the SEC on March 13, 2025. Class A Common Stock beneficially owned consists of (i) 825,103 shares of Class A Common Stock held by RW Industrious Blocker L.P., (ii) 590,484 shares of Class A Common Stock held by RW Vacasa AIV L.P. and up to 145,925 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (iii) 327,626 shares of Class A Common Stock held by Riverwood Capital Partners II (Parallel-B) L.P. and up to 80,965 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (iv) 34,784 shares of Class A Common Stock held by RCP III (A) Blocker Feeder L.P., (v) 277,833 shares of Class A Common Stock held by RCP III Blocker Feeder L.P., (vi) 191,383 shares of Class A Common Stock held by RCP III Vacasa AIV L.P. and up to 47,297 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (vii) 58,219 shares of Class A Common Stock held by RCP III (A) Vacasa AIV L.P. and up to 14,388 shares of Class A Common Stock that may be issued in exchange for Common Units held by RCP III (A) Vacasa AIV L.P., and (viii) 143,517 shares of Class A Common Stock held by Riverwood Capital Partners III (Parallel-B) L.P. and up to 35,468 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity. Class B Common Stock beneficially owned consists of shares of Class B Common Stock issued in respect of the Common Units referred to in the preceding sentence. The general partner of RW Industrious Blocker L.P., RW Vacasa AIV L.P. and Riverwood Capital Partners II (Parallel-B) L.P. (collectively, the “Riverwood Capital II Funds”) is Riverwood Capital II L.P. The general partner of Riverwood Capital II L.P. is Riverwood Capital GP II Ltd. (“RW GP II”). Riverwood Capital II L.P. and RW GP II may be deemed to have voting and dispositive power over, and be deemed to be indirect beneficial owners of, shares directly held by the Riverwood Capital II Funds. All investment decisions with respect to the shares held by the Riverwood Capital II Funds are made by a majority vote of an investment committee, comprised of several members. All voting decisions over the shares held by the Riverwood Capital II Funds are made by a majority vote of RW GP II’s multiple shareholders. No single natural person controls investment or voting decisions with respect to the shares held by the Riverwood Capital II Funds. The general partner of RCP III (A) Blocker Feeder L.P., RCP III Blocker Feeder L.P., RCP III Vacasa AIV L.P., RCP III (A) Vacasa AIV L.P., and Riverwood Capital Partners III (Parallel-B) L.P. (collectively, the “Riverwood Capital III Funds”) is Riverwood Capital III L.P. The general partner of Riverwood Capital III L.P. is Riverwood Capital GP III Ltd. (“RW GP III”). Riverwood Capital III L.P. and RW GP III may be deemed to have voting and dispositive power over, and be deemed to be indirect beneficial owners of, shares directly held by the Riverwood Capital III Funds. All investment decisions with respect to the shares held by the Riverwood Capital III Funds are made by a majority vote of an investment committee, comprised of several members. All voting decisions over the shares held by the Riverwood Capital III Funds are made by a majority vote of RW GP III’s multiple shareholders. No single natural person controls investment or voting decisions with respect to the shares held by the Riverwood Capital III Funds. Mr. Jeffrey Parks is a member of the investment committees of Riverwood Capital II L.P. and Riverwood Capital III L.P. and a shareholder of each of RW GP II and RW GP III. The shareholders of RW GP II and RW GP III and the investment committee members of Riverwood Capital II L.P. and Riverwood Capital III L.P., including in each case Mr. Parks, disclaim beneficial ownership of all shares held by the Riverwood Capital II Funds and the Riverwood Capital III Funds, respectively, for the purposes of Sections 13(d) and 13(g) of the Exchange Act. Does not include certain securities held by Mr. Jeffrey Parks for the benefit of the entities named in this footnote and/or certain of their affiliates (collectively, “Riverwood”) as described in footnote (11) below. The address for each of the entities referenced above is c/o Riverwood Capital, 70 Willow Road, Suite 100, Menlo Park, California 94025.

(5)
Based on the Amendment No. 1 to the Schedule 13D filed with the SEC on March 13, 2025. Class A Common Stock beneficially owned consists of (i) 306,005 shares of Class A Common Stock held by Level Equity Opportunities Fund 2015, L.P. and up to 65,228 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (ii) 260,656 shares of Class A Common Stock held by Level Equity Opportunities Fund 2018, L.P. and up to 54,304 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (iii) 227,656 shares of Class A Common Stock held by LEGP II AIV(B), L.P., (iv) 189,917 shares of Class A Common Stock held by LEGP I VCS, LLC and up to 46,933 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, (v) 495,488 shares of Class A Common Stock held by LEGP II VCS, LLC and up to 122,448 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity, and (vi) 188,967 shares of Class A Common Stock held by Level Equity - VCS Investors, LLC and up to 46,665 shares of Class A Common Stock that may be issued in exchange for Common Units held by such entity. Class B Common Stock beneficially owned consists of shares of Class B Common Stock issued in respect of the Common Units referred to in the preceding sentence. The sole member of LEGP I VCS, LLC is controlled by Level Equity Associates, LLC. The general partner of Level Equity Opportunities Fund 2015, L.P. and LEGP II AIV(B) L.P., and the sole member of LEGP II VCS, LLC are controlled by Level Equity Associates II, LLC. The general partner of Level Equity Opportunities Fund 2018, L.P. is controlled by Level Equity Associates IV, LLC. The sole member of LEGP I VCS, LLC is controlled by Level Equity Associates, LLC. The sole member of LEGP II VCS, LLC is controlled by Level Equity Associates II, LLC. The sole manager of Level Equity - VCS Investors, LLC is Level Equity Management, LLC. The managing member of each of Level Equity Associates, LLC, Level Equity Associates II, LLC, Level Equity Associates IV, LLC and Level Equity Management, LLC is Mr. Benjamin Levin. The address for each of the entities referenced above is c/o 140 East 45th Street, 42nd Floor, New York, New York 10017.

(6)
Based on a Schedule 13D/A filed with the SEC on March 14, 2025. Consists of (i) 555 shares of Class A Common Stock held by M.H. Davidson & Co., (“CO”), (ii) 71,559 shares of Class A Common Stock held by Davidson Kempner Opportunistic Credit LP (“DKOPPC”), (iii) 1,270,442 shares of Class A Common Stock held by DKOF VI Trading Subsidiary LP (“DKOF VI”), and (iv) 12,523,352 shares of Class A Common Stock held by DK VCSA Lender LLC (“DK VCSA Lender”) (consisting of (a) 174,825 shares of Class A Common Stock issued and outstanding, and (b) 12,348,527 shares of Class A Common Stock issuable upon conversion of our first lien senior secured convertible notes due 2029 (the “Notes”). The conversion of the Notes is subject to the Change of Control Rules (as defined in the Schedule 13D/A). As disclosed in the Schedule 13D/A, the number of shares reported therein as beneficially owned by DK VCSA Lender does not give effect to the Change of Control Rules and, therefore, the actual number of shares of Class A Common Stock beneficially owned by DK VCSA Lender is less than the number of shares of Class A Common Stock so reported. According to the Schedule 13/D, the beneficial ownership percentage of the Class A Common Stock without giving effect to the Change of Control Rules is 49.16%. Davidson Kempner Capital Management LP (“DKCM”) acts as investment manager to each of CO, DKOPPC, DKOF VI and DK VCSA Lender. The managing members of DKCM are Anthony A.

Yoseloff, Conor Bastable, Shulamit Leviant, Morgan P. Blackwell, Patrick W. Dennis, Gabriel T. Schwartz, Zachary Z. Altschuler, Joshua D. Morris and Suzanne K. Gibbons. Anthony A. Yoseloff, through DKCM, is responsible for the voting and investment decisions relating to the securities held by CO, DKOPPC and DKOF VI. The address for each of the entities referenced above is c/o Davidson Kempner Capital Management, 520 Madison Avenue, 30th Floor, New York, New York 10022.
(7)
Based on information contained in a Schedule 13D filed with the SEC on May 23, 2024 by each of the following entities: (i) Oaktree Value Opportunities Fund Holdings, L.P.,(“VOF”), in its capacity as the direct owner of Class A Shares; Oaktree Capital Management, L.P. (“OCM”), in its capacity as an advisor on behalf of various clients and accounts and as the indirect manager of VOF; (iii) Oaktree Capital Holdings, LLC (“OCH”), in its capacity as the indirect manager of OCM; (iv) Oaktree Capital Group Holdings GP, LLC (“OCGH” and together with each of VOF, OCM and OCH, the “Oaktree Entities”) in its capacity as an indirect owner of OCH; (v) Brookfield Asset Management ULC (“Brookfield ULC”) in its capacity as an indirect owner of OCH; (vi) Brookfield Corporation (“Brookfield”), in its capacity as an owner of Brookfield ULC; (vii) Brookfield Asset Management Ltd. (“BAM”) in its capacity as an owner of Brookfield ULC; and BAM Partners Trust (together with each of Brookfield ULC, Brookfield and BAM, the “Brookfield Entities”), a trust formed under the laws of Ontario (“BAM Partnership”), in its capacity as the sole owner of the Class B Limited Voting Shares of Brookfield. Class A Common Stock beneficially owned by the Oaktree Entities and Brookfield Entities consists of (a) 1,130,757 Class A Shares directly held by VOF and (b) 167,754 Class A Shares managed by OCM on behalf of various clients and accounts. Each of the Oaktree Entities and Brookfield Entities may be deemed to have shared voting and dispositive power or the shared power to direct the vote and disposition of the Class A Common Stock as set forth above. The address for Oaktree is 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.

(8)
Class B Common Stock described in this footnote are directly held by Vacasa Employee Holdings LLC (Vacasa Employee Holdings). Mr. Cohen holds membership interests in Vacasa Employee Holdings which may be exchanged for Common Units and a corresponding number of shares of Class B Common Stock.

(9)
Class A Common Stock and Class B Common Stock beneficially owned consist of (i) securities directly held by Level Equity Rollover Stockholders, which Mr. Levin may be deemed to beneficially own (see footnote (5) above), (ii) 10,246 shares of Class A Common Stock held by Mr. Levin, and (iii) 20,134 RSUs, each represents a contingent right to receive one share of the Class A Common Stock held by Mr. Levin.

(10)
All securities shown are held by Mr. Parks for the benefit of Riverwood. Mr. Parks is obligated to transfer the underlying shares upon vesting and settlement of any proceeds from the sale thereof as directed by Riverwood. Mr. Parks disclaims beneficial ownership of these securities and all of the shares held by the Riverwood Capital II Funds and Riverwood Capital III Funds as described in footnote (4) above for the purposes of Sections 13(d) and 13(g) of the Exchange Act. Mr. Parks’ address is 70 Willow Road, Suite 100, Menlo Park, California 94025.

(11)	A portion of these shares are held through a personal investment vehicle.
(12)
Other than 17,219 shares of Class B Common Stock directly held by Mr. Terrill, the remaining Common Units and shares of Class B Common Stock described in this footnote are directly held by Vacasa Employee Holdings. Mr. Terrill holds membership interests in Vacasa Employee Holdings which may be exchanged for Common Units and a corresponding number of shares of Class B Common Stock.

(13)
Mr. Schuman is the former Chief Financial Officer and Chief Accounting Officer of Vacasa effective March 14, 2025. Because Mr. Schuman is no longer an executive officer of Vacasa, his security ownership is not included in the total noted in the table above for current directors and executive officers as a group.

(14)
Includes 17,822 shares underlying options that are currently exercisable. Mr. Banczak is the former Chief Operating Officer of Vacasa and left Vacasa on March 31, 2024. Because Mr. Banczak is no longer employed by Vacasa, his security ownership is not included in the total noted in the table above for current directors and executive officers as a group.

(15)	Class A Common Stock beneficially owned includes 20,134 RSUs, all of which are held by Mr. Levin.
Prior Public Offerings
During the past three years, none of Vacasa, Silver Lake Group, L.L.C., Riverwood, Level Equity and their respective affiliates have made an underwritten public offering of Class A Common Stock for cash that was registered under the Securities Act of 1933, as amended (the “Securities Act”) or exempt from registration under Regulation A promulgated thereunder, other than as described below.
On December 6, 2021, Vacasa LLC completed the de-SPAC Transaction. In connection with consummation of the de-SPAC Transaction, Vacasa issued shares of Class A Common Stock in an offering registered under the Securities Act.
Transactions in Vacasa Class A Common Stock
Except as set forth in “—Prior Public Offerings” above, and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the section of this proxy statement entitled “The Merger Agreement”), and certain activity related to Vacasa’s equity compensation awards discussed elsewhere in this proxy statement, (i) each of Vacasa, Vacasa LLC and the Filing Parties and their respective directors, executive officers and affiliates have not conducted any transactions with respect to shares of Class A Common Stock during the past 60 days and (ii) none of Vacasa, Vacasa LLC and the Filing Parties or their respective affiliates have purchased shares of Class A Common Stock during the past two years.

Past Contracts, Transactions, Negotiations and Agreements
Except as described above in “— Prior Public Offerings” and “— Transactions in Vacasa Class A Common Stock,” and other than the Merger Agreement and agreements entered into in connection therewith (as discussed in the section of this proxy statement entitled “The Merger Agreement”), and certain activity related to Vacasa’s equity compensation awards discussed elsewhere in this proxy statement, during the past two years: (i) there were no negotiations, transactions or material contacts between Vacasa and its affiliates, on the one hand, and the Filing Parties, or their affiliates (in their capacity as such), on the other hand, concerning any merger, consolidation, acquisition, tender offer for or other acquisition of any class of Vacasa’s securities, election of Vacasa’s directors or sale or other transfer of a material amount of assets of Vacasa, (ii) Vacasa and its affiliates did not enter into any other transaction with an aggregate value exceeding one percent of Vacasa’s consolidated revenues with the Filing Parties, or their affiliates and (iii) none of Vacasa’s executive officers, directors or affiliates that is a natural person entered into any transaction during the past two years with an aggregate value (in respect of such transaction or series of similar transactions with that person) exceeding $60,000 with any of the Filing Parties, or their affiliates, other than as set forth in its public filings with the SEC.
Selected Historical Consolidated Financial Data
Set forth below is certain selected historical consolidated financial data relating to Vacasa. The historical audited selected financial data as of December 31, 2024 and 2023, and for the fiscal years ended December 31, 2024, 2023, and 2022, have been taken from Vacasa’s consolidated financial information and statements.
This information is only a summary. The following selected historical consolidated financial data should be read in conjunction with Vacasa’s annual report on Form 10-K for the fiscal year ended December 31, 2024, which is incorporated by reference into this proxy statement in its entirety. More comprehensive financial information is included in such reports, including management’s discussion and analysis of financial condition and results of operations, and other documents filed by Vacasa with the SEC, and the following summary is qualified in its entirety by reference to such reports and other documents and all of the financial information and notes contained therein. See “Where You Can Find More Information” beginning on page 162. Results of interim periods are not necessarily indicative of the results expected for a full year or for future periods.
Summary Consolidated Balance Sheets

	As of December 31,
($ in thousands)	2024	2023
Cash and cash equivalents	$88,538	$88,049
Total current assets	$250,624	$265,845
Total assets	$535,929	$663,548
Total current liabilities	$327,271	$422,823
Total liabilities	$468,782	$455,902
Total equity	$34,067	$131,053

Summary Consolidated Statements of Operations

	Year Ended December 31,
($ in thousands, except per share information)	2024	2023	2022
Revenue	$910,485	$1,117,950	$1,187,950
Loss from operations	$(147,621)	$(537,335)	$(390,952)
Net loss	$(154,084)	$(528,232)	$(332,149)
Net loss attributable to Class A Common Stockholders.	$(95,193)	$(298,703)	$(177,898)
Net loss per share of Class A Common Stock (Basic and Diluted)	$(6.37)	$(24.48)	$(15.92)

Book Value Per Share
As of December 31, 2024, the book value per share of Class A Common Stock was $2.17. Book value per share of Class A Common Stock is computed by dividing total equity at December 31, 2024 by the total shares of Class A Common Stock outstanding on that date.

Market Price of Class A Common Stock
The Class A Common Stock began trading on Nasdaq under the symbol “VCSA” on December 6, 2021. Prior to that, there was no public market for the Class A Common Stock. As of December 31, 2024, 15,705,254 shares of Class A Common Stock were issued and outstanding, held by approximately 129 stockholders of record. The following table sets forth, for the periods indicated, the high and low sales prices per share of Class A Common Stock, which are shown on an as-adjusted basis to reflect the 1-for-20 reverse stock split effected by Vacasa on October 2, 2023.

	Market Price
	High	Low
2023
First Quarter	$39.80	$16.62
Second Quarter	$19.20	$11.60
Third Quarter	$16.74	$8.02
Fourth Quarter	$13.00	$6.75
2024
First Quarter	$11.70	$6.16
Second Quarter	$8.19	$3.82
Third Quarter	$4.81	$2.07
Fourth Quarter	$5.10	$2.32
2025
First Quarter (through [ ], 2025)	$[ ]	$[ ]

On December 27, 2024, the last trading day prior to the public announcement of the execution of the Original Merger Agreement, and on [  ], the latest practicable date before the mailing of this proxy statement, the closing sale prices per share of Class A Common Stock, as reported on Nasdaq, were $3.81 and $[  ], respectively.
If the Mergers are consummated, each share of Class A Common Stock (other than the Excluded Shares) will be cancelled and exchanged into the right to receive $5.30, in cash without interest thereon and subject to any applicable withholding taxes, and Class A Common Stock will be removed from listing on Nasdaq and there will be no further public market for Class A Common Stock.
Dividends
Since the date of the de-SPAC Transaction, we have not paid dividends on outstanding Class A Common Stock. The terms of the Merger Agreement do not allow us to declare or pay a dividend (except for (i) dividends or other distributions by any subsidiary of Vacasa to Vacasa or to any other subsidiary of Vacasa and (ii) distributions in accordance with Section 5.03 of the Vacasa LLC Agreement, to the extent consistent with past practice) between December 30, 2024 and the earlier of the consummation of the Mergers or the termination of the Merger Agreement (in accordance with its terms). Following the completion of the Mergers, there will be no further public market for the Class A Common Stock.

IMPORTANT INFORMATION REGARDING THE FILING PARTIES
This section sets forth certain information about the Filing Parties. During the past five years, none of the persons listed in this section has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). In addition, during the past five years, none of the persons listed in this section has been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Rollover Filing Parties
Silver Lake Filing Parties
SLP V Venice Feeder I, L.P. (“SLP V Feeder”) is a Delaware limited partnership that was formed on October 15, 2019 under the laws of the state of Delaware. SLP Venice Holdings, L.P. (“SLP Venice”) is a Delaware limited partnership that was formed on November 12, 2021 under the laws of the state of Delaware. The principal business of SLP V Feeder and SLP Venice is to invest in securities.
SLP V Aggregator GP, L.L.C. (“SLP V Aggregator GP”), a Delaware limited liability company, is the general partner of SLP Venice. Silver Lake Technology Associates V, L.P. (“SLTA V”), a Delaware limited partnership, is the managing member of SLP V Aggregator GP and the general partner of SLP V Feeder. SLTA V (GP), L.L.C. (“SLTA V GP”), a Delaware limited liability company, is the general partner of SLTA V. Silver Lake Group, L.L.C. (“SLG”), a Delaware limited liability company, is the managing member of SLTA V GP.
The principal office and telephone number of each of the Silver Lake Filing Parties is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025 and (650) 233-8120.
SLG is controlled by its managing members. The name, business address, principal occupation and country of citizenship of each managing member of SLG are set forth below.

Name	Business Address	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Egon Durban	c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025	Co-CEO and Managing Member of SLG	Mr. Durban has held the same principal occupation during the past 5 years.	United States
Kenneth Hao	c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025	Chairman and Managing Member of SLG	Mr. Hao has held the same principal occupation during the past 5 years.	United States
Christian Lucas	60, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg	Managing Partner and Managing Member of SLG	Mr. Lucas is now a Managing Member of SLG. Mr. Lucas became a Managing Partner of Silver Lake in 2024 and has been a Managing Director of Silver Lake since 2010.	France
Gregory Mondre	c/o Silver Lake, 55 Hudson Yards, 550 West 34th Street, 40th Floor, New York, New York 10001	Co-CEO and Managing Member of SLG	Mr. Mondre has held the same principal occupation during the past 5 years.	United States
Joseph Osnoss	c/o Silver Lake, 55 Hudson Yards, 550 West 34th Street, 40th Floor, New York, New York 10001	Managing Partner and Managing Member of SLG	Mr. Osnoss has held the same principal occupation during the past 5 years.	United States

None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Riverwood Filing Parties
Each of RW Vacasa AIV L.P., RW Industrious Blocker L.P., RCP III Vacasa AIV L.P., RCP III (A) Vacasa AIV L.P., RCP III Blocker Feeder L.P. and RCP III (A) Blocker Feeder L.P., is a Delaware limited partnership. Riverwood Capital Partners II (Parallel - B) L.P., is an Ontario limited partnership. Riverwood Capital Partners III (Parallel - B) L.P., is a Cayman Islands exempted limited partnership. RW Vacasa AIV L.P., RW Industrious Blocker L.P., RCP III Vacasa AIV L.P., RCP III (A) Vacasa AIV L.P., RCP III Blocker Feeder L.P., RCP III (A) Blocker Feeder L.P., Riverwood Capital Partners II (Parallel - B) L.P. and Riverwood Capital Partners III (Parallel - B) L.P., are collectively referred to as “Riverwood Filing Parties” in this proxy statement.
The general partner of each of RW Vacasa AIV L.P., RW Industrious Blocker L.P. and Riverwood Capital Partners II (Parallel - B) L.P. (collectively, the “Riverwood Capital II Funds”) is Riverwood Capital II L.P., a Cayman Islands exempted limited partnership. The general partner of Riverwood Capital II L.P. is Riverwood Capital GP II Ltd. (“RW GP II”), a Cayman Islands exempted company. The general partner of each of RCP III Vacasa AIV L.P., RCP III Blocker Feeder L.P., Riverwood Capital Partners III (Parallel - B) L.P., RCP III (A) Blocker Feeder L.P., and RCP III (A) Vacasa AIV L.P. (collectively, the “Riverwood Capital III Funds”) is Riverwood Capital III L.P., a Cayman Islands exempted limited partnership. The general partner of Riverwood Capital III L.P. is Riverwood Capital GP III Ltd. (“RW GP III”), a Cayman Islands exempted company. Riverwood Capital II L.P., Riverwood Capital GP II Ltd., Riverwood Capital III L.P., and Riverwood Capital GP III Ltd. are collectively referred to as “Riverwood Affiliated Entities”.
The principal business of each of the Riverwood Filing Parties is making investments in securities. The principal business of each of the Riverwood Affiliated Entities is performing the functions of, and serving as, the general partner of the applicable Riverwood Filing Parties and other affiliated Riverwood entities. The principal business address and telephone number of each of the Riverwood Filing Parties and Riverwood Affiliated Entities is c/o Riverwood Capital, 70 Willow Road, Suite 100, Menlo Park, California 94025 and (650) 618-7300.
The name, business address, principal occupation, material occupations in the past 5 years and country of citizenship of each executive officer and director of RW GP II and RW GP III are set forth below. Mr. Jeffrey Parks and Mr. Francisco Alvarez-Demalde are the directors and managing partners of RW GP II and RW GP III. Mr. Keith Janosky is the Chief Financial Officer of RW GP II and RW GP III. No natural person serves as a general partner, managing member, director, executive officer, or other control person to any of the other Riverwood Affiliated Entities or to any of the Riverwood Filing Parties.

Name	Business Address	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Jeffrey Parks	c/o Riverwood Capital, 70 Willow Road, Suite 100 Menlo Park, CA 94025	Co-Founder and Managing Partner of Riverwood Capital	Mr. Parks has held the same principal occupation during the past 5 years	United States
Francisco Alvarez- Demalde	c/o Riverwood Capital, 70 Willow Road, Suite 100 Menlo Park, CA 94025	Co-Founder and Managing Partner of Riverwood Capital	Mr. Alvarez-Demalde has held the same principal occupation during the past 5 years	United States
Keith Janosky	c/o Riverwood Capital, 70 Willow Road, Suite 100 Menlo Park, CA 94025	Chief Financial Officer and Managing Director, Investor Relations of Riverwood Capital
Mr. Janosky joined Riverwood Capital as Chief Financial Officer and Managing Director, Investor Relations in September 2023. Mr. Janosky served as Chief Financial Officer and Head of Investor Relations at Khosla Ventures, LLC from March 2016 to August 2023.
United States

None of the Riverwood Filing Parties and Riverwood Affiliated Entities, nor any of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the Riverwood Filing Parties and Riverwood Affiliated Entities, nor any of

the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Level Equity Filing Parties
Each of Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P. and LEGP II AIV (B), L.P. is a Delaware limited partnership. Each of LEGP I VCS, LLC, LEGP II VCS, LLC and Level Equity - VCS Investors, LLC is a Delaware limited liability company. Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., LEGP II AIV (B), L.P., LEGP I VCS, LLC, LEGP II VCS, LLC and Level Equity - VCS Investors, LLC are collectively referred to as “Level Equity Filing Parties” in this proxy statement.
The general partner of each of Level Equity Opportunities Fund 2015, L.P. and LEGP II AIV (B), L.P. is Level Equity Partners II (GP), L.P., which is controlled by Level Equity Associates II, LLC. The general partner of Level Equity Opportunities Fund 2018, L.P. is Level Equity Partners IV (GP), L.P., which is controlled by Level Equity Associates IV, LLC. The sole member of LEGP I VCS, LLC is controlled by Level Equity Associates, LLC. The sole member of LEGP II VCS, LLC is controlled by Level Equity Associates II, LLC. The sole manager of Level Equity - VCS Investors, LLC is Level Equity Management, LLC. The managing member of each of Level Equity Associates, LLC, Level Equity Associates II, LLC, Level Equity Associates IV, LLC and Level Equity Management, LLC is Mr. Benjamin Levin, who is also the controlling person of each of the Level Equity Filing Parties and Level Equity Partners II (GP), L.P., Level Equity Partners IV (GP), L.P., Level Equity Associates, LLC, Level Equity Associates II, LLC, Level Equity Associates IV, LLC and Level Equity Management, LLC (collectively, the “Level Equity Affiliated Entities”).
The principal business of each of the Level Equity Filing Parties is making investment in securities. The principal business of each of Level Equity Affiliated Entities is performing the functions of, and serving as, the general partner of certain funds managed by Level Equity and doing all things necessary or incidental thereto. The principal business address and telephone number of each of the Level Equity Filing Parties and Level Equity Affiliated Entities is c/o Level Equity Management, LLC, East 45th St., 42nd Floor, New York, New York 10017, and (212) 660-2740.
The following table sets forth information regarding the controlling person and executive officers of the Level Equity Filing Parties and Level Equity Affiliated Entities as of the date of this Proxy Statement. As of the date of this Proxy Statement, the Level Equity Filing Parties and Level Equity Affiliated Entities do not have any directors.

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Benjamin Levin	c/o Level Equity Management, LLC, East 45th St., 42nd Floor; (212) 660-2740	Co-Founder and Chief Executive Officer of Level Equity	See “Important Information regarding Vacasa – Directors and Executive Officers”	United States
Nathan Linn	c/o Level Equity Management, LLC, East 45th St., 42nd Floor; (212) 660-2740	Partner and Chief Operating Officer of Level Equity	Mr. Linn has held the same principal occupation during the past 5 years.	United States
Ben Magleby	c/o Level Equity Management, LLC, East 45th St., 42nd Floor; (212) 660-2740	Chief Compliance Officer and Assistant General Counsel of Level Equity
Mr. Magleby joined Level Equity as the Chief Compliance Officer and Assistant General Counsel in July 2022. Mr. Magleby served as General Counsel and Chief Compliance Officer of Starr Private Equity Partners from August 2018 to July 2022.
United States

None of the Level Equity Filing Parties and Level Equity Affiliated Entities, nor any of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the Level Equity Filing Parties and Level Equity Affiliated Entities, nor any

of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Purchaser Filing Parties
Parent
Casago Holdings, LLC is a Delaware limited liability company that was formed on August 15, 2024, under the laws of the state of Delaware. Parent is a wholly owned subsidiary of Casago Global, LLC, a premier vacation rental management company. Parent is a holding company whose principal asset is its ownership of 100% of the membership interests in Casago International. After the Closing, Parent will be the parent company of Vacasa and Vacasa LLC.
Parent’s address is 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260, and its telephone number is (877) 290-4447.
Parent is controlled by its board of managers. The members of the board of managers of Parent are Steve Schwab and Joseph Riley. The executive officers of Parent are Steve Schwab, who serves as Chief Executive Officer of Parent, Joseph Riley, who serves as President of Parent, Luke Brennan, who serves as Chief Financial Officer of Parent, and Jay Coggin, who serves as General Counsel of Parent. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each member of the Parent board of managers and executive officer are set forth below.

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Steve Schwab	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Executive Officer of Casago Holdings, LLC	Mr. Schwab has held the same principal occupation during the past five years.	United States
Joseph Riley	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	President of Casago Holdings, LLC	Mr. Riley has served as Chief Executive Officer of PFH Op Co LLC since 2019. From 2013 to 2021, Mr. Riley was a Captain of the United States Army.	United States
Luke Brennan	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Financial Officer of Casago Holdings, LLC
Mr. Brennan has served as Chief Financial Officer of PFH Op Co LLC since 2023. From 2021 to 2023, Mr. Brennan was Chief Operating Officer of PFH Op Co LLC. From 2019 to 2021, Mr. Brennan was a Project Leader at Boston Consulting Group, Inc.
United States; Canada
Jay Coggin	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	General Counsel of Casago Holdings, LLC	Mr. Coggin has served as General Counsel of PFH Op Co LLC since 2023. From 2019 to 2023, Mr. Coggin was Assistant General Counsel of RAC King, LLC.	United States

None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Company Merger Sub
Vista Merger Sub II Inc. is a Delaware corporation and a wholly owned subsidiary of Parent. Company Merger Sub was formed on December 27, 2024 solely for the purpose of entering into the Merger Agreement, consummating the Mergers and engaging in the transactions contemplated by the Merger Agreement. Company Merger Sub has not engaged in any business activities other than as incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the Company Merger, Company Merger Sub will cease to exist.
Company Merger Sub’s address is 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260, and its telephone number is (877) 290-4447.
The directors of Company Merger Sub are Steve Schwab, Joseph Riley, Luke Brennan and Jay Coggin. The executive officers of Company Merger Sub are Steve Schwab, who serves as Chief Executive Officer of Company Merger Sub, Joseph Riley, who serves as President of Company Merger Sub, Luke Brennan, who serves as Treasurer of Company Merger Sub, and Jay Coggin, who serves as Secretary of Company Merger Sub. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each director and executive officer of Company Merger Sub are set forth below.

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Steve Schwab	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Executive Officer of Casago Holdings, LLC	Mr. Schwab has held the same principal occupation during the past five years.	United States
Joseph Riley	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	President of Casago Holdings, LLC	Mr. Riley has served as Chief Executive Officer of PFH Op Co LLC since 2019. From 2013 to 2021, Mr. Riley was a Captain of the United States Army.	United States
Luke Brennan	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Financial Officer of Casago Holdings, LLC
Mr. Brennan has served as Chief Financial Officer of PFH Op Co LLC since 2023. From 2021 to 2023, Mr. Brennan was Chief Operating Officer of PFH Op Co LLC. From 2019 to 2021, Mr. Brennan was a Project Leader at Boston Consulting Group, Inc.
United States; Canada
Jay Coggin	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	General Counsel of Casago Holdings, LLC	Mr. Coggin has served as General Counsel of PFH Op Co LLC since 2023. From 2019 to 2023, Mr. Coggin was Assistant General Counsel of RAC King, LLC.	United States

LLC Merger Sub
Vista Merger Sub LLC is a Delaware limited liability company and a wholly owned subsidiary of Parent. LLC Merger Sub was formed on December 27, 2024 solely for the purpose of entering into the Merger Agreement, consummating the Mergers and engaging in the transactions contemplated by the Merger Agreement. LLC Merger Sub has not engaged in any business activities other than as incidental to its formation and pursuant to the Merger Agreement, the performance of its obligations under the Merger Agreement and matters ancillary to the Merger Agreement. Upon consummation of the LLC Merger, LLC Merger Sub will cease to exist.
LLC Merger Sub’s address is 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260, and its telephone number is (877) 290-4447.

The sole and managing member of LLC Merger Sub is Parent. The executive officers of LLC Merger Sub are Steve Schwab, who serves as Chief Executive Officer of LLC Merger Sub, Joseph Riley, who serves as President of LLC Merger Sub, Luke Brennan, who serves as Treasurer of LLC Merger Sub, and Jay Coggin, who serves as Secretary of LLC Merger Sub. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each executive officer of LLC Merger Sub are set forth below.

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Steve Schwab	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Executive Officer of Casago Holdings, LLC	Mr. Schwab has held the same principal occupation during the past five years.	United States
Joseph Riley	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	President of Casago Holdings, LLC	Mr. Riley has served as Chief Executive Officer of PFH Op Co LLC since 2019. From 2013 to 2021, Mr. Riley was a Captain of the United States Army.	United States
Luke Brennan	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Financial Officer of Casago Holdings, LLC
Mr. Brennan has served as Chief Financial Officer of PFH Op Co LLC since 2023. From 2021 to 2023, Mr. Brennan was Chief Operating Officer of PFH Op Co LLC. From 2019 to 2021, Mr. Brennan was a Project Leader at Boston Consulting Group, Inc.
United States; Canada
Jay Coggin	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	General Counsel of Casago Holdings, LLC	Mr. Coggin has served as General Counsel of PFH Op Co LLC since 2023. From 2019 to 2023, Mr. Coggin was Assistant General Counsel of RAC King, LLC.	United States

None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Casago Global, LLC
Casago Global, LLC is a Delaware limited liability company that was formed on August 15, 2024 under the laws of the state of Delaware. Casago Global is a premier vacation rental management company, which owns 100% of the membership interests in Parent.
Casago Global’s address is 15475 N Greenway Hayden Loop, Suite B2, Scottsdale, Arizona 85260, and its telephone number is (877) 290-4447.

Casago Global is controlled by its board of managers. The members of the board of managers of Casago Global are Steve Schwab and Joseph Riley. The executive officers of Casago Global are Steve Schwab, who serves as Chief Executive Officer of Casago Global, and Joseph Riley, who serves as President of Casago Global. The name, business address and telephone number, principal occupation, material occupations within the past five years and country of citizenship of each member of the Casago Global board of managers and executive officer are set forth below.

Name	Business Address and Telephone Number	Present Principal Occupation	Material Occupations in Past Five Years	Country of Citizenship
Steve Schwab	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	Chief Executive Officer of Casago Holdings, LLC	Mr. Schwab has held the same principal occupation during the past five years.	United States
Joseph Riley	15475 N Greenway Hayden Loop, Suite B2, Scottsdale, AZ 85260-1616; (877) 290-4447	President of Casago Holdings, LLC	Mr. Riley has served as Chief Executive Officer of PFH Op Co, LLC since 2019. From 2013 to 2021, Mr. Riley was a Captain of the United States Army.	United States

None of the natural persons listed above has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors). None of the natural persons listed above was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Roofstock, Inc.
Roofstock, Inc. (“Roofstock”) is a Delaware corporation that was formed in June 2014 under the laws of the state of Delaware. Roofstock’s address is 2001 Broadway, Suite 400, Oakland, CA 94612, and its telephone number is (800) 466-4116. The members of the board of directors of Roofstock are Gregor Watson, Gary Beasley, Doug Brien, Bert Crouch, Michael Ghaffary, Chloe Harford, Matt Harris, Will Kohler, Chuckie Reddy, Craig Robinson, Javier Villamizar, and David Weiden. The executive officers of Roofstock are Gary Beasley, who serves as Chief Executive Officer and Co-Founder of Roofstock, Doug Brien, who serves as President of Roofstock, and Patti Kangwankij, who serves as Chief Financial Officer of Roofstock.
During the past five years, none of the executive officers listed above has been (a) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
TRT Investors 37, LLC
TRT Investors 37, LLC is principally an investment holding vehicle and a limited liability company existing under the laws of the state of Texas. The ownership interests of TRT Investors 37, LLC are ultimately beneficially held by TRT Holdings, Inc., a corporation existing under the laws of the state of Delaware. TRT Holdings, Inc.’s principal business is serving as a holding company that invests in securities of businesses in diversified industries. The directors of TRT Holdings, Inc. are Robert B. Rowling, T. Blake Rowling, Michael G. Smith and James D. Caldwell. The executive officers of TRT Holdings, Inc., and their corresponding titles are T. Blake Rowling (President and CEO), James D. Caldwell (Executive Vice President), Michael G. Smith (Executive Vice President Real Estate & Development and Treasurer) and Paul A. Jorge (Senior Vice President, General Counsel and Secretary). TRT Investors 37, LLC, TRT Holdings, Inc., and the directors and executive officers of TRT Holdings, Inc. are referred to herein as the “TRT Filing Persons.” The principal business address and telephone number of the TRT Filing Persons are 4001 Maple Ave., Ste. 600, Dallas, TX 75219 and +1 (214) 283-8500.
During the past five years, none of TRT Filing Persons and their directors or executive officers has been (a) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
MHRE STR II, LLC
MHRE STR II, LLC is principally an investment holding vehicle and a limited liability company existing under the laws of the state of Delaware. The ownership interests of MHRE STR II, LLC are ultimately beneficially held by Miramar Holdings, L.P., a limited partnership existing under the laws of the state of Texas, primarily engaged in the business of private investment management on behalf of the Carpenter family. The general partner of Miramar Holdings, L.P. is Miramar Associates, L.L.C., a limited liability company existing under the laws of the state of Texas. Miramar Associates, L.L.C. is managed by its members, John W. Carpenter, III and Cele Briscoe Carpenter. MHRE STR II, LLC, Miramar Holdings, L.P., Miramar Associates, L.L.C. and the members of Miramar Associates, L.L.C are referred to herein as the “Miramar Filing Persons.” The principal business address and telephone number of the Miramar Filing Persons are 4143 Maple Ave., Ste. 300, Dallas, TX 75219 and +1 (214) 651-6220.
During the past five years, none of Miramar Filing Persons and their directors or executive officers has been (a) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (b) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment or decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

APPRAISAL RIGHTS
If the Company Merger is consummated, holders of record and beneficial owners of Company Stock who do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal), who properly demand an appraisal of their shares, who continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) their shares of Company Stock through the effective date of the Company Merger, who otherwise comply with the statutory requirements of Section 262 and who do not withdraw their demands or otherwise lose their rights to appraisal, subject to the conditions thereof, are entitled to seek appraisal of their shares in connection with the Company Merger under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” or to a “holder of shares” are to a record holder of Company Stock. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to a person who is the beneficial owner of shares of Company Stock held either in voting trust or by a nominee on behalf of such person. Unless the context requires otherwise, all references in Section 262 and in this summary to a “person” are to any individual, corporation, partnership, unincorporated association or other entity.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262 and is incorporated into this proxy statement by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that Vacasa’s stockholders exercise their appraisal rights under Section 262. Holders of record and beneficial owners of shares of Company Stock should carefully review the full text of Section 262 as well as the information discussed below.
Under Section 262, if the Company Merger is completed, holders of record or beneficial owners of shares of Company Stock who (1) submit a written demand for appraisal of such holder’s or owner’s shares of Company Stock to Vacasa prior to the vote on the Merger Proposal; (2) do not vote in favor of the Merger Proposal (whether by voting against the Merger Proposal, abstaining or otherwise not voting with respect to the Merger Proposal); (3) continuously hold (in the case of a holder of record) or own (in the case of a beneficial owner) such shares through the effective date of the Company Merger; and (4) otherwise comply with the statutory requirements and satisfy certain ownership thresholds set forth in Section 262, may be entitled to have their shares of Company Stock appraised by the Delaware Court of Chancery and to receive payment in cash for the “fair value” of their shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest on the amount determined by the Delaware Court of Chancery to be fair value from the effective date of the Company Merger through the date of payment of the judgment. If you are a beneficial owner of shares of Company Stock and you wish to exercise appraisal rights in such capacity, in addition to the foregoing requirements, your demand must also (1) reasonably identify the holder of record of the shares for which that demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of such shares of Company Stock and include a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f). However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who are otherwise entitled to appraisal rights unless (1) the total number of shares of Company Stock entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Stock eligible for appraisal; or (2) the value of the consideration provided in the Company Merger for such total number of shares exceeds $1 million. Vacasa refers to these conditions as the “ownership thresholds.” Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective date of the Company Merger through the date of payment of the judgment at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the Surviving Corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262, where the proposed merger for which appraisal rights are provided is to be submitted for approval at a meeting of Vacasa’s stockholders, Vacasa, not less than 20 days prior to the meeting, must notify each of its stockholders of record as of the record date for notice of such meeting that appraisal rights are available and include in the notice either a copy of Section 262 or information directing Vacasa’s stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Vacasa’s notice to Vacasa’s stockholders that appraisal rights are available in connection with the Company Merger, and the full text of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Company Merger, any holder of record or beneficial owner of shares of Company Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s or owner’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder or beneficial owner who loses such holder’s or owner’s appraisal rights will be entitled to receive the Merger Consideration described in the Merger Agreement without interest and less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Company Stock, Vacasa believes that if a stockholder or a beneficial owner is considering exercising such rights, that stockholder or beneficial owner should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Company Stock must do ALL of the following:
•	the stockholder or beneficial owner must not vote in favor of the Merger Proposal;
•
the stockholder or beneficial owner must deliver to Vacasa a written demand for appraisal of such holder’s or owner’s shares of Company Stock before the vote on the Merger Proposal at the Special Meeting; and

•
the stockholder must continuously hold or the beneficial owner must continuously own the shares from the date of making the demand through the effective date of the Company Merger (a stockholder or beneficial owner will lose appraisal rights if the stockholder or beneficial owner transfers the shares before the effective date of the Company Merger).

Any person who has complied with the applicable requirements of Section 262 and is otherwise entitled to appraisal rights or the Surviving Corporation may file a petition in the Delaware Court of Chancery demanding a determination of the value of the stock of all such persons within 120 days after the effective date of the Company Merger. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.
In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights unless one of the ownership thresholds is met.
For stockholders, because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, each stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the Merger Proposal, abstain or not vote his, her or its shares.
Filing Written Demand
A stockholder or beneficial owner wishing to exercise appraisal rights must deliver to Vacasa, before the vote on the Merger Proposal at the Special Meeting, a written demand for the appraisal of such holder’s or owner’s shares of Company Stock. In addition, that stockholder or beneficial owner must not vote or submit a proxy in favor of the Merger Proposal. A vote in favor of the Merger Proposal, in person at the Special Meeting or by proxy (whether by mail or via the Internet or telephone), will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal with respect to such stockholder’s shares. For a stockholder, a proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the Merger Proposal, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. A stockholder or beneficial owner who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the Merger Proposal or abstain from voting on the Merger Proposal. Neither voting against the Merger Proposal nor abstaining from voting or failing to vote on the Merger Proposal will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the Merger Proposal. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the Merger Proposal at the Special Meeting will constitute a waiver of appraisal rights.
A stockholder exercising appraisal rights must hold of record the shares of Company Stock on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Company Merger. A beneficial owner exercising appraisal rights must own the shares of Company Stock on the date the written demand for appraisal is made and must continue to own such shares through the effective date of the Company Merger.
A holder of record of shares of Company Stock is entitled to demand appraisal rights for the shares registered in that holder’s name. A demand for appraisal in respect of shares of Company Stock by or on behalf of a holder of record must reasonably inform Vacasa of the identity of the holder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares.
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares of Company Stock. A demand for appraisal in respect of shares of Company Stock should be executed by or on behalf of the beneficial owner and must reasonably inform Vacasa of the identity of the beneficial owner and that the beneficial owner intends thereby to demand an appraisal of such owner’s shares. The demand made by such beneficial owner must also (1) reasonably identify the holder of record of the shares of Company Stock for which the demand is made, (2) be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which such beneficial owner consents to receive notices given by the Surviving Corporation and to be set forth on the verified list required by Section 262(f).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Vacasa, Inc.
850 NW 13th Avenue
Portland, Oregon 97209
Attention: Chief Legal Officer
At any time within 60 days after the effective date of the Company Merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such person’s demand for appraisal and to accept the Merger Consideration offered pursuant to the Merger Agreement, without interest and less any applicable withholding taxes, by delivering to Vacasa, as the Surviving Corporation, a written withdrawal of the demand for appraisal. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Merger Consideration within 60 days after the effective date of the Company Merger. Except with respect to any person who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, the person will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Merger Consideration being offered pursuant to the Merger Agreement.
Notice by the Surviving Corporation
If the Company Merger is completed, within 10 days after the effective date of the Company Merger, the Surviving Corporation will notify each record holder of shares of Company Stock who has properly made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the Merger Proposal, and any beneficial owner who has demanded appraisal in accordance with Section 262 that the Company Merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective date of the Company Merger, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and who is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a person, demanding a determination of the value of the shares held by all persons entitled to appraisal. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and Vacasa’s stockholders should not assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Company Stock. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Company Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the effective date of the Company Merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the Merger Proposal and with respect to which Vacasa has received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to Section 262, the holder of record of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must send this statement to the requesting person within 10 days after receipt by the Surviving Corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by a person and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days after such service to file in the office of the Delaware Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order that notice of the time and place fixed for the hearing of such petition be given to the Surviving Corporation and all of the persons shown on the verified list at the addresses stated therein. The forms of the notices by mail and by publication will be approved by the Delaware Court of Chancery and the costs of any such notice are borne by the Surviving Corporation.
At the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person.
The Delaware Court of Chancery will dismiss appraisal proceedings as to all of persons who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds one percent of the outstanding shares of the class of Company Stock eligible for appraisal or (2) the value of the consideration provided in the Company Merger for such total number of shares exceeds $1 million.
Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, and that at least one of the ownership thresholds above has been satisfied, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Company Stock, exclusive of any element of value arising from the accomplishment or expectation of the Company Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Company Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Company Merger and the date of payment of the judgment. However, the Surviving Corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the Surviving Corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the Surviving Corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time.
In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the Company Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a Company Merger is not an opinion as to, and may not in any manner address, fair value under Section 262. Although Vacasa believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and Vacasa’s stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Neither Vacasa nor Parent anticipates offering more than the Merger Consideration to any stockholder or beneficial owner exercising appraisal rights, and each of Vacasa and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Company Stock is less than the Merger Consideration. If a petition for appraisal is not timely filed, or if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the list filed by the Surviving Corporation pursuant to Section 262(f) who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of judgment under such subsection (a “Reservation”). In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of Company Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Company Stock will be deemed to have been converted at the Company Merger Effective Time into the right to receive the Merger Consideration as provided in the Merger Agreement. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the Company Merger, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights or if the person delivers to the Surviving Corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the Merger Consideration as provided in the Merger Agreement in accordance with Section 262.
From and after the effective date of the Company Merger, no person who has demanded appraisal rights with respect to some or all of such person’s shares in compliance with Section 262 will be entitled to vote such shares of Company Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Company Merger); provided, however, that if no petition for an appraisal is filed within the time provided in Section 262, if neither of the ownership thresholds above has been satisfied in respect of the persons seeking appraisal rights or if such person delivers to the Surviving Corporation a written withdrawal of such person’s demand for an appraisal and an acceptance of the Company Merger within 60 days after the effective date of the Company Merger, then the right of such person to an appraisal will cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a Reservation; provided, however, that the foregoing will not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Company Merger or consolidation within 60 days after the effective date of the Company Merger.
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a person’s statutory appraisal rights. In that event, you will be entitled to receive the Merger Consideration for your dissenting shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

PROPOSAL 1: THE MERGER PROPOSAL
Vacasa is asking you to adopt the Merger Agreement, as may be further amended, modified or supplemented from time to time, and, with respect to the Class A Shares and Class B Shares, waive of any applicable provision of Section 5.1(d) of the Vacasa Charter in connection therewith. For a summary of and detailed information regarding this proposal, see the information about the Merger Agreement throughout this proxy statement, including the information set forth in the section of this proxy statement entitled “The Merger Agreement.” A copy of the Original Merger Agreement is attached as Annex A to this proxy statement and a copy of the Amendment to the Merger Agreement is attached as Annex AA to this proxy statement. You are urged to read the Merger Agreement carefully and in its entirety.
The Board, based on the recommendation of the Special Committee, recommends that you vote “FOR” the Merger Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL
Vacasa is asking you to approve a proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If stockholders approve this proposal, Vacasa can adjourn the Special Meeting and one adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against adoption of the Merger Agreement, provided that Vacasa may not, without Parent’s prior written consent, adjourn the Special Meeting more than two times. Among other things, approval of the Adjournment Proposal could mean that, even if Vacasa received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, Vacasa could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, Vacasa may seek stockholder approval to adjourn the Special Meeting if a quorum is not present, and the chairperson of the Special Meeting is permitted by Vacasa’s bylaws to adjourn the Special Meeting until a quorum is present or represented.
The Board recommends that you vote “FOR” the Adjournment Proposal.

STOCKHOLDER PROPOSALS AND NOMINATIONS
If the Mergers are completed, Vacasa will have no public stockholders and there will be no public participation in any future meetings of Vacasa’s stockholders. However, if the Mergers are not completed, Vacasa’s stockholders will continue to be entitled to attend and participate in stockholder meetings.
Vacasa will hold an annual meeting of stockholders in 2025 (the “2025 Annual Meeting”) only if the Mergers have not already been completed and Vacasa remains a public company.
Proxy Statement Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must have submitted the proposal to our Chief Legal Officer at our offices at 850 NW 13th Avenue, Portland, Oregon 97209 in writing not later than December 9, 2024. However, if the date of the 2025 Annual Meeting is changed by more than 30 calendar days from the date on which the 2024 annual meeting of stockholders was held, a proposal must be received by Vacasa by a reasonable time before Vacasa begins to print and send its proxy materials.
Other Proposals and Nominations
Stockholders intending to present a proposal at the 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Chief Legal Officer receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no later than February 20, 2025. The notice must contain the information required by Vacasa’s bylaws, a copy of which is available upon request to our Chief Legal Officer. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 60 days after May 21, 2025, then our Chief Legal Officer must receive such written notice not later than the close of business on the 90th day prior to the 2025 Annual Meeting or, if later, the close of business on the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under Vacasa’s bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Vacasa’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC. These reports contain additional information about Vacasa. Vacasa’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of our SEC filings through the “Investor Relations” section of Vacasa’s website at www.investors.vacasa.com. Our website address is being provided as an inactive textual reference only. The information provided on, or accessible through, our website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.
The SEC allows Vacasa to “incorporate by reference” information that it files with the SEC in other documents into this proxy statement. This means that Vacasa may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that Vacasa files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this proxy statement.
Vacasa also incorporates by reference in this proxy statement the following documents filed by it with the SEC under the Exchange Act:

Company Filings:	Periods:
Annual Report on Form 10-K	Fiscal Year ended December 31, 2024, as filed March 13, 2025

Current Reports on Form 8-K	As filed on January 13, 2025, February 4, 2025 and March 18, 2025

Vacasa undertakes to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon written or oral request, by first class mail or other equally prompt means within one Business Day of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may request a copy of these filings by telephone at (503) 946-3650 or by writing to us at:
Vacasa, Inc.
850 NW 13th Avenue
Portland, Oregon 97209
Attention: Chief Legal Officer
Because the Mergers are a “going private” transaction, Vacasa and the Filing Parties have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Mergers. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC. Vacasa will amend the Schedule 13E-3 to incorporate by reference any additional documents that it may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement to the extent required to fulfill Vacasa’s obligations under the Exchange Act.
Parent, Merger Subs, and the Rollover Stockholders have supplied, and Vacasa has not independently verified, the information in this proxy statement relating to such persons.
Vacasa has not authorized anyone to provide information on behalf of Vacasa that is different from that contained in this proxy statement. Vacasa takes no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. This proxy statement is dated [  ], 2025. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

Annex A
AGREEMENT AND PLAN OF MERGER

by and among

CASAGO HOLDINGS, LLC,

VISTA MERGER SUB II INC.,

VISTA MERGER SUB LLC,

VACASA HOLDINGS LLC

and

VACASA, INC.

Dated as of December 30, 2024

A-clxiv

A-clxv

A-clxvi

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 30, 2024, is by and among Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), Vacasa, Inc., a Delaware corporation (the “Company”), and Vacasa Holdings LLC, a Delaware limited liability company (“Company LLC”). Parent, the Company, Company LLC and Merger Subs are referred to herein as the “Parties” and each, a “Party.”
RECITALS
WHEREAS, the Parties intend that, on the terms and subject to the conditions set forth in this Agreement, (a) LLC Merger Sub shall merge with and into Company LLC (the “LLC Merger”), with Company LLC surviving the LLC Merger, pursuant to and in accordance with the provisions of the Delaware Limited Liability Company Act, as may be amended from time to time (the “DLLCA”), and (b) immediately following the LLC Merger, Company Merger Sub shall merge with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”), with the Company surviving the Company Merger, pursuant to and in accordance with the provisions of the General Corporation Law of the State of Delaware, as may be amended from time to time (the “DGCL”);
WHEREAS, the board of managers of Parent has unanimously approved and declared advisable this Agreement and the transactions contemplated hereby;
WHEREAS, the board of directors of Company Merger Sub has unanimously (i) determined that the Company Merger is fair to, and in the best interests of, Company Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Company Merger and any other transactions contemplated hereby, (iii) directed that the adoption of this Agreement be submitted to a vote of Parent in its capacity as Company Merger Sub’s sole stockholder, and (iv) resolved to recommend that Parent vote in favor of the adoption of this Agreement in accordance with the DGCL;
WHEREAS, Parent, as the sole member and manager of LLC Merger Sub, has (i) determined that the LLC Merger is fair to, and in the best interests of, LLC Merger Sub and (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby;
WHEREAS, immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Company Merger Sub, will execute and deliver to Company Merger Sub (with a copy also sent to the Company) a written consent adopting this Agreement in accordance with the DGCL;
WHEREAS, the board of directors of the Company (the “Company Board”) has established a special committee of the Company Board (the “Special Committee”), comprised solely of disinterested and independent members of the Company Board, and empowered the Special Committee to, among other things, (i) review, evaluate, investigate, pursue and negotiate the structure, form, conditions and terms of any potential strategic transaction that could result in a change of control of the Company and any definitive agreements in connection therewith; (ii) make a determination as to whether such strategic transaction is fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) if the Special Committee deems appropriate, recommend to the Company Board (for or against) the approval of any such strategic transaction;
WHEREAS, the Special Committee has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders and (iii) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;
WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company, the Unaffiliated Stockholders, Company LLC and its members, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers,

(iii) authorized and approved the execution, delivery and performance by the Company and Company LLC of this Agreement and the consummation of transactions contemplated hereby, including the Mergers, upon the terms and subject to the conditions contained herein, (iv) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company or, if the Company receives executed Stockholder Consents sufficient to obtain the Company Stockholder Approvals on or prior to the 14th day following the date of this Agreement, through written consent, and (v) recommended that the stockholders of the Company vote in favor of the adoption of this Agreement;
WHEREAS, the Company, in its capacity as Manager (as defined in the Company LLC Agreement) of Company LLC, has (i) determined that the LLC Merger is fair to, and in the best interests of, Company LLC, (ii) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby and (iii) approved the execution and delivery of this Agreement, the performance by Company LLC of its covenants and other obligations contained herein and the consummation of the LLC Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein (the “Company LLC Manager Approval”);
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, Parent and Merger Subs have delivered to the Company concurrently with the execution of this Agreement (i) limited guarantees (the “Guarantees”) from the Guarantors in favor of the Company and pursuant to which, subject to the terms and conditions contained therein, the Guarantors are guaranteeing certain obligations of Parent and Merger Subs in connection with this Agreement, and (ii) the Equity Commitment Letters;
WHEREAS, as a condition and inducement to Parent’s willingness to enter into this Agreement and concurrently with the execution and delivery of this Agreement, each of (i) Level Equity Opportunities Fund 2015, L.P., Level Equity Opportunities Fund 2018, L.P., LEGP II AIV(B), L.P., LEGP I VCS, LLC, LEGP II VCS, LLC and Level Equity - VCS Investors, LLC (collectively, the “Level Equity Stockholders”), (ii) RW Vacasa AIV L.P., RW Industrious Blocker L.P., RCP III Vacasa AIV L.P., Riverwood Capital Partners II (Parallel - B) L.P., Riverwood Capital Partners III (Parallel - B) L.P., RCP III (A) Vacasa AIV L.P., RCP III Blocker Feeder L.P. and RCP III (A) Blocker Feeder L.P. (collectively, the “Riverwood Stockholders”) and (iii) SLP V Venice Feeder I, L.P. and SLP Venice Holdings L.P. (collectively, the “Silver Lake Stockholders” and together with the Level Equity Stockholders and the Riverwood Stockholders, the “Rollover Stockholders”), the Company and Parent have entered into a support agreement in the form attached hereto as Exhibit A (collectively, the “Support Agreements”), pursuant to which, among other things, the Rollover Stockholders have (a) agreed to vote in favor of the adoption of this Agreement at the Company Stockholders Meeting, on the terms and conditions set forth in the applicable Support Agreement and (b) agreed to contribute, directly or indirectly, and immediately prior to the Closing, all of the shares of Company Stock and Company LLC Units held by them to Parent, on the terms and subject to the conditions set forth in the applicable Support Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, Company LLC, and the Majority TRA Holders are entering into Amendment No. 1 to Tax Receivable Agreement (the “TRA Amendment”), providing for the termination of the Tax Receivable Agreement on the terms set forth therein effective upon, and only upon, the Closing; and
WHEREAS, Parent, Merger Subs, the Company and Company LLC desire to make certain representations, warranties, covenants and agreements in connection with this Agreement and to set forth certain conditions to the Mergers.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the Parties, intending to be legally bound, agree as follows:
ARTICLE I
The Redemptions and Conversions; the Mergers; Closing; Effective Times
1.1. The Redemptions and Conversions.
(a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (which shall constitute the “Change of Control Exchange Date” as defined in the Company LLC Agreement), following the Rollover and immediately prior to and conditioned upon the LLC Merger Effective Time, the Company shall require each member of Company LLC (other than the Company and its wholly owned Subsidiaries and Parent and its wholly owned Subsidiaries) to effect a Redemption (as defined in the Company LLC Agreement) of all outstanding Common Units held by such member, other than the Rollover Units, together with, as applicable, a corresponding number of shares of Class B Common Stock, pursuant to which such Common Units and such shares of Class B Common Stock will be exchanged for shares of Class A Common Stock in accordance with Section 10.02(a) of the Company LLC Agreement and the former holders of such Common Units and shares of Class B Common Stock shall be entitled to receive the Merger Consideration in accordance with Section 4.2(a) (the “Company LLC Units Redemptions”).
(b) In accordance with Section 6.4(b) of the Company Certificate of Incorporation, immediately prior to the Closing, each share of Class G Common Stock shall automatically convert into shares of Class A Common Stock at the Class G Strategic Transaction Ratio (as defined in the Company Certificate of Incorporation) and the former holders of Class G Common Stock shall be entitled to receive the Merger Consideration in accordance with Section 4.2(a) (the “Class G Conversions”). Immediately following the Class G Conversions and immediately prior to the Closing, Company LLC shall be deemed to issue to the Company a number of Common Units equal to the number of shares of Class A Common Stock issued by the Company in connection with the Class G Conversions in accordance with Section 4.01(a) of the Company LLC Agreement (the “Issuance”).
(c) The Company shall, and shall cause Company LLC to, take such other actions as are necessary or desirable to permit and effect the Company LLC Units Redemptions and the Issuance and otherwise give effect to the treatment of the Common Units contemplated by this Section 1.1 and Section 4.5 on the Closing Date. No later than the fifth Business Day following the date hereof, the Company shall cause Company LLC to deliver a written notice of a PubCo Approved Change of Control (as defined in the Company LLC Agreement) to members of Company LLC in accordance with Section 10.02(a) of the Company LLC Agreement (such notice shall specify that any Common Units held by Parent or any of its Affiliates at the time of the Company LLC Units Redemptions and any Rollover Units shall not be subject to the Company LLC Units Redemptions). For the avoidance of doubt, the Company LLC Units Redemptions, the Class G Conversions and the Issuance shall not be effective if the Mergers are not consummated in accordance with the terms hereof.
1.2. The Mergers.
(a) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DLLCA, following the consummation of the Company LLC Units Redemptions, the Class G Conversions and the Issuance and in connection with the consummation of the Rollover, LLC Merger Sub shall be merged with and into Company LLC and the separate limited liability company existence of LLC Merger Sub shall thereupon cease. Company LLC shall continue as the surviving company of the LLC Merger (sometimes hereinafter referred to as the “Surviving LLC”). From and after the LLC Merger Effective Time, the LLC Merger will have the effects as set forth in this Agreement, the LLC Certificate of Merger and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the LLC Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of Company LLC and LLC Merger Sub will vest in the Surviving LLC; and (ii) debts, liabilities and duties of Company LLC and LLC Merger Sub will become the debts, liabilities and duties of the Surviving LLC.
(b) Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, immediately following the LLC Merger, Company Merger Sub shall be merged with and into the Company and the separate corporate existence of Company Merger Sub shall thereupon cease. The Company shall continue as the surviving corporation of the Company Merger (sometimes hereinafter referred to as the “Surviving Corporation”). From and after the Company Merger Effective Time, the Company Merger will have the effects as set forth in this Agreement, the Company Certificate of Merger and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of the Company and Company Merger Sub will vest in the Surviving Corporation; and (ii) debts, liabilities and duties of the Company and Company Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.

1.3. Closing. Unless otherwise mutually agreed in writing between the Company (with the prior written consent of the Special Committee) and Parent, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place by means of a virtual Closing through electronic exchange of documents and signatures at 9:00 a.m. (New York time) on the second Business Day following the day on which the last to be satisfied or waived (to the extent waivable under applicable Law and this Agreement) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent waivable under applicable Law and this Agreement) of those conditions) shall be satisfied or waived in accordance with this Agreement. The date on which the Closing actually occurs is referred to as the “Closing Date.”
1.4. Effective Times.
(a) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the LLC Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “LLC Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DLLCA. The LLC Merger shall become effective at the time when the LLC Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the LLC Certificate of Merger (the “LLC Merger Effective Time”).
(b) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company and Parent will cause the Company Merger to be consummated by filing all necessary documentation, including a certificate of merger in customary form and substance (the “Company Certificate of Merger”, and collectively with the LLC Certificate of Merger, the “Certificates of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the DGCL. The Company Merger shall become effective at the time when the Company Certificate of Merger has been filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Parties (with the prior written consent of the Special Committee) in writing and specified in the Company Certificate of Merger (the “Company Merger Effective Time”); provided, that the Company Merger Effective Time shall occur immediately after the LLC Merger Effective Time.
1.5. Repaid Indebtedness. At the Company Merger Effective Time, in connection with the Company Merger, Parent or the Merger Subs shall pay, or cause to be paid, by wire transfer of immediately available funds, $38,250,000 in respect of the Repaid Indebtedness to the account(s) designated by the holders of such Repaid Indebtedness in the Payoff Letters.
ARTICLE II
Organizational Documents of the Surviving Corporation and the Surviving LLC
2.1. Certificate of Formation of the Surviving LLC. At the LLC Merger Effective Time, the certificate of formation of Company LLC as in effect immediately prior to the LLC Merger Effective Time shall remain unchanged and shall continue to be the certificate of formation of the Surviving LLC, until thereafter amended as provided therein, as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
2.2. LLC Agreement of the Surviving LLC. At the LLC Merger Effective Time, the limited liability company agreement of Company LLC as in effect immediately prior to the LLC Merger Effective Time shall be amended and restated in its entirety to read as the limited liability company agreement of LLC Merger Sub read immediately prior to the LLC Merger Effective Time, except that references to LLC Merger Sub’s name shall be replaced with references to “Vacasa Holdings, LLC”, until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
2.3. Certificate of Incorporation of the Surviving Corporation. At the Company Merger Effective Time, the certificate of incorporation of the Company as in effect immediately prior to the Company Merger Effective Time shall be amended and restated in its entirety to read as set forth in Exhibit B to this Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation (the “Charter”) until thereafter amended as provided therein or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.

2.4. Bylaws of the Surviving Corporation. At the Company Merger Effective Time, the bylaws of the Company as in effect immediately prior to the Company Merger Effective Time shall be amended and restated in their entirety to read as the bylaws of Company Merger Sub as in effect immediately prior to the Company Merger Effective Time (the “Bylaws”), until thereafter amended as provided therein, by the Charter or as provided by applicable Law and consistent with the obligations set forth in Section 6.11.
ARTICLE III
Directors and Officers of the Surviving Corporation and the Surviving LLC
3.1. Directors of the Surviving Corporation. At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Company Merger Sub as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.2. Officers of the Surviving Corporation. At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be the officers of the Company as of immediately prior to the Company Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Charter and the Bylaws.
3.3. Officers of the Surviving LLC. At the LLC Merger Effective Time, the officers of the Surviving LLC will be the officers of Company LLC as of immediately prior to the LLC Merger Effective Time, with each to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DLLCA and the organizational documents of the Surviving LLC.
ARTICLE IV
Effect of the Mergers; Exchange of Shares
4.1. Rollover Equity. Immediately prior to the Company LLC Units Redemptions, the Rollover Units and the Class A Rollover Shares shall be contributed to Parent pursuant to the terms of the Support Agreement.
4.2. Effect of the Company Merger; Conversion of Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time, as a result of the Company Merger and without any action on the part of Parent, Company Merger Sub, the Company or the holder of any capital stock of the Company:
(a) Merger Consideration. Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each share of Class A Common Stock resulting from (i) the redemption of Common Units for shares of Class A Common Stock in accordance with the Company LLC Agreement and pursuant to Section 1.1 and (ii) the conversion of Class G Common Stock to Class A Common Stock in accordance with the Company Certificate of Incorporation and pursuant to Section 1.1), other than (A) shares of Class A Common Stock that are to be canceled in accordance with Section 4.2(b), (B) the Class A Rollover Shares, and (C) shares of Class A Common Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by stockholders of the Company who have not voted in favor of the adoption of this Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the shares of Company Stock referred to in clause (C), “Dissenting Shares,” and the shares of Company Stock referred to in clause (A), clause (B) and clause (C), collectively, “Excluded Shares”), shall be automatically converted into the right to receive $5.02 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”), which shall be subject to adjustment in accordance with Exhibit C and Section 4.7. At the Company Merger Effective Time, all of the shares of Class A Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 4.2(a) shall cease to be outstanding, shall be canceled and shall cease to exist, and each share of Class A Common Stock (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration. At the Company Merger Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time shall be automatically canceled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto.

(b) Cancellation of Certain Shares. Any shares of Company Stock that are (i) held by the Company as treasury stock and not held on behalf of third parties, (ii) owned by Parent or Merger Subs or (iii) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Subs (including the Class A Rollover Shares), in each case, that are issued and outstanding immediately prior to the Company Merger Effective Time, shall, as a result of the Company Merger and without any action on the part of the holder of such shares of Company Stock, cease to be outstanding, be automatically canceled without payment of any consideration therefor or any conversion thereof and cease to exist.
(c) Company Merger Sub. Each share of a class or series of capital stock, par value $0.01 per share, of Company Merger Sub issued and outstanding immediately prior to the Company Merger Effective Time shall, as a result of the Company Merger and without any action on the part of the holder of such shares, be converted into one share of the same class or series of capital stock, par value $0.01 per share, of the Surviving Corporation.
4.3. Effect of the LLC Merger; Conversion of Securities.
(a) Immediately prior to the Company LLC Units Redemptions, the Rollover Units shall be contributed, directly or indirectly, to Parent or one of its Affiliates pursuant to the terms of the applicable Support Agreement.
(b) At the LLC Merger Effective Time, each Company LLC Unit issued and outstanding immediately prior to the LLC Merger Effective Time and after the Company LLC Units Redemptions, other than (i) the Rollover Units, (ii) the Company LLC Units owned by Parent or its wholly owned Subsidiaries and (iii) the Company LLC Units owned by the Company or by any of its wholly owned Subsidiaries (including Common Units issued in connection with the Issuance) (the units described in clause (i), clause (ii) and clause (iii), the “Excluded Units”), shall automatically and without any action on the part of the holder thereof, be canceled and forfeited for no consideration.
(c) Each Excluded Unit shall remain outstanding following the LLC Merger Effective Time and the Closing.
(d) Each limited liability company interest of LLC Merger Sub issued and outstanding immediately prior to the LLC Merger Effective Time shall, as a result of the LLC Merger and without any action on the part of the holder of such interest, be converted into one Common Unit of the Surviving LLC.
4.4. Exchange of Shares.
(a) Appointment of Paying Agent. Prior to the Company Merger Effective Time, Parent shall (i) appoint the Company’s transfer agent or another bank or trust company reasonably acceptable to the Company to serve as the paying agent (the “Paying Agent”) and (ii) enter into an agreement reasonably acceptable to Parent and the Company relating to the Paying Agent’s responsibilities with respect to this Agreement.
(b) Deposit of Merger Consideration. At or prior to the Company Merger Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in U.S. Dollars sufficient to pay the aggregate Merger Consideration (other than in respect of Excluded Shares) under Section 4.2(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any purpose other than a purpose expressly provided for in this Agreement. Pending its disbursement in accordance with this Section 4.4, the Payment Fund shall be invested by the Paying Agent, if so directed by Parent. Any such investment, if made, must be made in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. If the Payment Fund diminishes for any reason below the level required for the Paying Agent to promptly pay the Merger Consideration in accordance herewith, including upon shares of Company Stock ceasing to qualify as Dissenting Shares, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Payment Fund so as to ensure that the Payment Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Company Stock to receive the Merger Consideration as provided herein. Payments, if any, to holders in respect of each Company Equity Award shall be paid through the Company’s, the Surviving Corporation’s or any of their Subsidiaries’ applicable payroll procedures following the Company Merger Effective Time at such time as the payments with respect to the applicable Company Equity Award are payable.
(c) Procedures for Surrender.
(i) With respect to shares of Company Stock held, directly or indirectly, through The Depository Trust Company (“DTC”), Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Company Merger Effective Time, upon surrender of shares of Company Stock held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Mergers pursuant to this Article IV.
(ii) Upon surrender to the Paying Agent of shares of Company Stock that are (A) not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of shares of Company Stock (or such other reasonable evidence, if any, of surrender with respect to such shares of Company Stock, as the Paying Agent may reasonably request), and (B) shares of Company Stock held, directly or indirectly, through DTC, in accordance with DTC’s customary surrender procedures and such other procedures as agreed to by the Company, Parent, the Paying Agent, DTC, DTC’s nominees and such other necessary or desirable third-party intermediaries, the holder of such shares of Company Stock shall be entitled to receive in exchange therefor, and Parent shall cause the Paying Agent to deliver to each such holder, as promptly as reasonably practicable after the Company Merger Effective Time, by wire transfer or a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) of cash that such holder has the right to receive pursuant to Section 4.2(a).
(iii) No interest will be paid or accrued on any amount payable upon surrender of any shares of Company Stock.
(iv) Payment of the Merger Consideration with respect to shares of Company Stock shall only be made to the Persons in whose name such shares of Company Stock are registered in the stock transfer records of the Company.
(d) Transfers. From and after the Company Merger Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Stock that were outstanding immediately prior to the Company Merger Effective Time. If, after the Company Merger Effective Time, any acceptable evidence of a share of Company Stock is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be canceled and exchanged for the cash amount in immediately-available funds to which the holder thereof is entitled to receive as a result of the Company Merger pursuant to this Article IV.
(e) Termination of Payment Fund. Any portion of the Payment Fund (including the proceeds of any investments of the Payment Fund) that remains unclaimed by, or otherwise undistributed to, the holders of shares of Company Stock by the one-year anniversary of the Company Merger Effective Time shall be delivered to Parent or an Affiliate thereof designated by Parent. Any holder of shares, or, if later, the one-year anniversary of the date any amounts are deposited with the Paying Agent in accordance with Section 4.7(h)(iii), of Company Stock (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to Parent for payment of the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.4(g)) upon delivery of the shares of Company Stock, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, such Merger Consideration shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(f) Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, Dissenting Shares shall not be converted into the right to receive the Merger Consideration but instead will be entitled to only such rights as are granted by Section 262 of the DGCL. The holders of Dissenting Shares shall be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL, unless and until such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such holder’s rights to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL, or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL. If any such holder of Dissenting Shares fails to perfect or otherwise fails to comply with the provisions of Section 262 of the DGCL or effectively withdraws or waives or otherwise loses such right to appraisal of such Dissenting Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, such Dissenting Shares shall be deemed to have been converted into, and have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Merger Consideration, without any interest thereon, and shall not thereafter be deemed to be Dissenting Shares. The Company shall (i) give Parent notice of any written demands for appraisal of shares of Company Stock, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company with respect to the Dissenting Shares promptly after receipt by the Company and (ii) give Parent the opportunity, at Parent’s sole expense, to participate in and direct all negotiations and proceedings with respect to such demands for appraisal pursuant to the DGCL in respect of such Dissenting Shares. The Company shall not, except with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands. Prior to the Closing, Parent shall not, except with the prior written consent of the Company (which consent shall have been approved by the Special Committee), require the Company to make any payment with respect to any such demands for appraisal or offer to settle or settle any such demands.
(g) Withholding Rights. Each of Parent, the Company, Merger Subs, the Surviving Corporation, the Paying Agent and the Escrow Agent (and any Affiliates and designees of the foregoing), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable (in cash or otherwise) pursuant to this Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. federal, state or local or non-U.S. Law. To the extent that amounts are so deducted or withheld and timely remitted to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Except with respect to any amounts payable pursuant to Section 4.5 or from any failure to provide the forms or certifications described in Section 6.15(e) or Section 6.15(f), or with respect to any amounts characterized as interest for U.S. federal income tax purposes, as applicable, to the extent any Party or any of the Guarantors becomes aware of any obligation to deduct or withhold any amount from any payment hereunder, then such Person shall provide notice to the Parties as soon as reasonably practicable of the intent to deduct or withhold and the basis for such deduction or withholding, and the Parties shall, and shall cause their applicable Affiliates, permitted successors and assigns to, reasonably cooperate with one another in order to eliminate or reduce such deduction or withholding to the extent possible. Each of Parent, the Company, Merger Subs, the Surviving Corporation, the Paying Agent and the Escrow Agent (and any Affiliates and designees of the foregoing) may satisfy any obligation to deduct or withhold from amounts otherwise payable pursuant to this Agreement by withholding from other cash payments required to be made to the Person in respect of which such deduction or withholding was required to be made, or by withholding a portion of any non-cash property to be paid to such Person, selling such property, and remitting the cash proceeds to the applicable Governmental Authority.

4.5. Treatment of Company Equity Awards. With respect to Sections 4.4(a) through (d), at the Company Merger Effective Time, as a result of the Company Merger and without any action on the part of Parent, Company Merger Sub, the Company, the Surviving Corporation or the holder of any Company Equity Award:
(a) Company RSUs.
(i) Each Company RSU that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (after giving effect to any vesting that occurs as a result of the Mergers) (each, a “Vested Company RSU”) shall automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration (the “Vested Company RSU Consideration”).
(ii) Each award of Company RSUs that, as of immediately prior to the Company Merger Effective Time, are not Vested Company RSUs (the “Unvested Company RSUs”) shall automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award, an amount of cash equal to the Merger Consideration (each, an “RSU Cash Award”). Each RSU Cash Award will, subject to the respective holder’s continued service with Parent or its Affiliates (including the Company or one of the Company Subsidiaries) through the applicable vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company RSUs that was converted into the RSU Cash Award would have vested pursuant to its terms (including any accelerated vesting terms and conditions).
(b) Company PSUs.
(i) Each Company PSU that is outstanding and vested, but not yet settled, as of immediately prior to the Company Merger Effective Time (after giving effect to any vesting that occurs as a result of the Mergers) (each, a “Vested Company PSU”) shall automatically be canceled and converted into the right to receive an amount of cash equal to the Merger Consideration (the “Vested Company PSU Consideration”).
(ii) Each Company PSU that, as of immediately prior to the Company Merger Effective Time, is not a Vested Company PSU (each, an “Unvested Company PSU”), and that is subject to one or more performance goals that are based on the trading price of the Class A Common Stock (each, a “Share Price Company PSU”), shall automatically be canceled without payment therefor.
(iii) Each award of Unvested Company PSUs (other than Share Price Company PSUs) that is outstanding as of immediately prior to the Company Merger Effective Time shall automatically be canceled and converted into the right to receive, for each share of Class A Common Stock underlying the award (with the number of shares calculated based on the attainment of target performance levels), an amount of cash equal to the Merger Consideration (each, a “PSU Cash Award”). Each PSU Cash Award will, subject to the holder’s continued service with Parent or its Affiliates (including the Company or one of the Company Subsidiaries) through the applicable time-based vesting dates, vest and become payable at the same time as the corresponding portion of the award of Unvested Company PSUs which was converted into the PSU Cash Award would have vested pursuant to its time-based vesting terms (including any accelerated vesting terms and conditions).
(c) Company Options. Each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time shall automatically be canceled and converted into the right to receive an amount in cash equal to the product of (x) the number of shares of Class A Common Stock subject to such Company Option as of immediately prior to the Company Merger Effective Time, multiplied by (y) the excess (if any) of the Merger Consideration over the per share exercise price of such Company Option (the “Option Consideration”). Notwithstanding the foregoing, each Company Option that is outstanding and unexercised as of immediately prior to the Company Merger Effective Time with a per share exercise price that is equal to or greater than the Merger Consideration, will, as of the Company Merger Effective Time, be canceled without payment therefor.
(d) Company SARs. Each Company SAR outstanding as of immediately prior to the Company Merger Effective Time shall automatically be canceled without payment therefor.

(e) Company ESPP. The Company shall take all actions reasonably necessary to provide that the Company ESPP shall terminate as of immediately prior to the Company Merger Effective Time.
(f) Payments. The Vested Company RSU Consideration, the Vested Company PSU Consideration and the Option Consideration payable in respect of holders who are current or former employees shall be paid through the payroll system of the Company or a Company Subsidiary in accordance with their standard payroll practices and such amounts shall be paid within five Business Days following the Company Merger Effective Time; provided that to the extent payment within such time or on such date would trigger a Tax or penalty under Section 409A of the Code, such payments shall be made on the earliest date that payment would not trigger such Tax or penalty, and for all other holders shall be paid through accounts payable of the Company or a Company Subsidiary as soon as administratively practicable and subject to compliance with Section 409A of the Code.
4.6. Adjustments to Prevent Dilution. Notwithstanding anything in this Agreement to the contrary, if, from the date of this Agreement to the earlier of the Company Merger Effective Time and termination of this Agreement in accordance with Article VIII, the number of shares of Company Stock or securities convertible or exchangeable into or exercisable for shares of Company Stock shall have been changed into a different number of shares of Company Stock or securities, or a different class, by reason of any reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization or other similar transaction, the Merger Consideration shall be equitably adjusted to provide the holders of shares of Company Stock the same economic effect as contemplated by this Agreement prior to such event; provided that, for the avoidance of doubt, no adjustment shall be made for the issuance of Class A Common Stock upon the Company LLC Units Redemptions in accordance with Section 1.1 or otherwise prior to the Company Merger Effective Time in accordance with the terms of the Company LLC Agreement; provided further that nothing in this Section 4.6 shall be construed to permit the Company or any Subsidiary of the Company to take any action otherwise prohibited by the terms of this Agreement.
4.7. Adjustments to Merger Consideration.
(a) Promptly following the date of this Agreement, the Company and Parent shall use commercially reasonable efforts to identify a mutually agreeable, nationally recognized accounting or consulting firm (or other firm to the extent agreed by the Company and Parent) (such agreed firm, the “Independent Evaluator”) to be engaged by Parent and the Company on terms (including with respect to fees and expenses) reasonably acceptable to Parent and the Company to perform the obligations of an Independent Evaluator contemplated by this Section 4.7. If the Independent Evaluator is engaged in accordance with the immediately preceding sentence, the Independent Evaluator shall, promptly following its engagement, (i) with respect to Company Units, undertake a review with the purpose of (A) understanding the Company’s policies and procedures for determining the number of Company Units as reported in the Company’s periodic filings with the SEC in the ordinary course as of the date of this Agreement and (B) determining the number of Company Units as defined in this Agreement (“Company Unit Reporting Policies”) and (ii) with respect to Liquidity, undertake a review with the purpose of understanding the Company’s existing policies and procedures for determining Liquidity in accordance with the Company Credit Agreement (the “Liquidity Policies”); provided, in each case, the Independent Evaluator shall review the Company Units and Liquidity as set forth the foregoing clauses (i) and (ii) for the purposes of determining the final calculation of the Merger Consideration in accordance with this Section 4.7.
(b) No later than ten Business Days prior to the Anticipated Closing Date, the Company shall deliver to Parent (and, if engaged, the Independent Evaluator) a written statement, prepared in accordance with Exhibit C (the “Adjustment Statement”) setting forth in reasonably sufficient detail (i) (A) the number of Company Units as of 5:00 p.m. New York time on the twelfth Business Day prior to the Anticipated Closing Date (the “Adjustment Measurement Date”), (B) the Company’s most recently available calculation of Liquidity within seven days of the Adjustment Measurement Date, and (C) the resulting calculation of the Merger Consideration (the “Adjusted Merger Consideration”) and (ii) reasonable documentation in support of the calculation of the number of Company Units, the Liquidity and the Adjusted Merger Consideration set forth in the Adjustment Statement.
(c) If the Independent Evaluator has been engaged, the Independent Evaluator shall, promptly upon the delivery of the Adjustment Statement, (i) with respect to Company Units, review the number of

Company Units provided in the Adjustment Statement to confirm that the policies and procedures followed by the Company in preparing the Adjustment Statement were consistent with Company Unit Reporting Policies, the definition of Company Units set forth herein and the methodology set forth on Exhibit C, or otherwise identify any deviations therefrom and any adjustments to the Company Unit Count resulting from such deviations (the “Adjusted Company Unit Count”) and (ii) with respect to Liquidity, review the Liquidity amount provided in the Adjustment Statement to confirm that the policies and procedures followed by the Company in preparing the Adjustment Statement were consistent with the Liquidity Policies, the definition of Liquidity set forth herein and otherwise consistent with the methodology set forth on Exhibit C, or otherwise identify any deviations therefrom and any adjustments to the Liquidity resulting from such deviations (the “Adjusted Liquidity Amount”). The Company shall provide the Independent Evaluator with the Adjustment Statement at the same time as the Company provides the Adjustment Statement to Parent. Within five (5) Business Days following the delivery of the Adjustment Statement, the Independent Evaluator shall deliver a written determination to Parent and the Company of: (a) the Adjusted Company Unit Count, (b) the Adjusted Liquidity Amount and (c) the resulting Adjusted Merger Consideration. The Independent Evaluator’s determination of the Adjusted Merger Consideration shall be final and binding on the Parties absent fraud or manifest error. The existence of any fraud or manifest error by the Independent Evaluator in the determination of the Adjusted Merger Consideration shall not, in and of itself, have any impact on (1) the right of Parent or the Company to terminate this Agreement pursuant to Section 8.1(k), (2) the obligation of Parent or the Company to effect the Mergers on the date the Closing is required to take place in accordance with Section 1.3, or (3) any remedies available to Parent or the Company upon any termination or purported termination of this Agreement or failure to consummate the Closing at the time required in accordance with Section 1.3. It is the intention of the Parties that any disputes related to the rights of any Party to terminate this Agreement or the remedies for a Party’s failure to consummate the Closing at the time required by this Agreement shall be subject to the provisions of ARTICLE IX and shall not be submitted to or subject to the judgment of the Independent Evaluator. Promptly following the determination of the Independent Evaluator, the Company shall issue a press release announcing such final Adjusted Merger Consideration. The Company shall afford the Independent Evaluator with reasonable access to Company information and Company employees in connection with the Independent Evaluators engagement for purposes of fulfilling its responsibilities as set forth in this Section 4.7(a). If Parent and the Company do not engage an Independent Evaluator on mutually agreeable terms in accordance with Section 4.7(a), then this Section 4.7(c) shall be of no force and effect and, in lieu thereof, Section 4.7(d) through Section 4.7(k) shall govern the determination of the final Adjusted Merger Consideration and the payment thereof.
(d) Following the delivery of the Adjustment Statement to Parent, the Company shall afford Parent and its Representatives and the Independent Evaluator, if engaged, the opportunity to examine the statements that were used to prepare the Adjustment Statement and any supporting documentation that is reasonably necessary and appropriate for Parent or the Independent Evaluator, if engaged, to review the Adjustment Statement, and the Company shall make available, upon Parent’s or the Independent Evaluator’s, if engaged, reasonable request, the appropriate Representatives of the Company, its Affiliates and their respective Representatives involved in the preparation of the Adjustment Statement. If Parent does not give written notice of any dispute of any item set forth in the Adjustment Statement (an “Adjustment Dispute Notice”) to the Company within three Business Days of receiving the Adjustment Statement, then the Adjusted Merger Consideration as set forth in the Adjustment Statement shall be deemed to the final Merger Consideration for all purposes under this Agreement. If Parent disputes in good faith the calculation of the Adjusted Merger Consideration set forth in the Adjustment Statement, Parent may deliver an Adjustment Dispute Notice to the Company within three Business Days of receiving the Adjustment Statement setting forth such good faith disputes, then Parent and the Company shall, in good faith, use their respective reasonable best efforts to resolve the matters set forth in the Adjustment Dispute Notice as promptly as reasonably practicable, and in any event within two Business Days following receipt by the Company of the Adjustment Dispute Notice. To the extent necessary, the Adjustment Statement shall be revised to reflect any changes to any component thereof mutually agreed to in writing by the Company and Parent prior to the end of such two Business Day period (provided that neither the Company nor Parent may unreasonably withhold, condition or delay such agreement). If the Company and Parent agree on any Adjustment

Statement during such two Business Day period, then the Adjusted Merger Consideration as set forth in such Adjustment Statement shall be deemed to be the final Merger Consideration for all purposes under this Agreement and the Company shall issue a press release announcing such final Merger Consideration promptly upon reaching such agreement.
(e) If the Company and Parent do not agree upon a final resolution with respect to any disputed item set forth in an Adjustment Dispute Notice within such two Business Day period, then, the items from the Adjustment Dispute Notice that remain in dispute (the “Dispute Items”) shall be submitted immediately to the dispute resolution group of an independent accounting firm reasonably acceptable to the Company and Parent (such accounting firm, the “Accounting Firm”). The Company and Parent shall instruct the Accounting Firm to render a determination of the Dispute Items as soon as reasonably practicable after referral of the matter to the Accounting Firm, and in any event within 30 days, which determination must be in writing and must set forth, in reasonable detail, the basis therefor. The Accounting Firm shall act as an expert and not an arbitrator.
(f) As soon as reasonably practicable following the engagement of the Accounting Firm, the Company and Parent shall each present simultaneously their respective positions with respect to the Dispute Items in the form of a written report submitted to the Accounting Firm, a copy of which shall be delivered to the other party hereto, and as soon as reasonably practicable after receipt of such reports, the Company and Parent shall each be permitted to submit simultaneously a written response to the other party’s report to the Accounting Firm, a copy of which shall be delivered to the other party. The Accounting Firm shall not consider any initial report or rebuttal unless delivered in accordance with the deadlines set forth herein. Neither the Company nor Parent may disclose to the Accounting Firm, and the Accounting Firm may not consider for any purpose, any settlement discussions or settlement offer(s) or offers to compromise made by or on behalf of either the Company or Parent during the negotiation period or otherwise unless otherwise agreed by the Company and Parent in writing. No ex parte conferences, oral examinations, testimony, depositions, discovery or other form of evidence gathering or hearings shall be conducted or allowed with the Accounting Firm in connection with the resolution of the Dispute Items; provided that, at the Accounting Firm’s request, or as mutually agreed by the Company and Parent, the Company and Parent may meet with the Accounting Firm so long as representatives of both the Company and Parent are present. The Accounting Firm shall be instructed to not make determinations on any items other than Dispute Items and the Accounting Firm’s determination shall be instructed to be based solely on the written reports and the written responses submitted to the Accounting Firm by the Company and Parent as provided herein, oral submissions by the Company and Parent at meetings held in compliance with the prior sentence, and on the definitions and other applicable terms of this Agreement (i.e., not on independent review); provided that, in resolving a Dispute Item, the Accounting Firm shall be limited exclusively to choosing the Company’s position with respect to each Dispute Item or Parent’s position with respect to each Dispute Item. The Accounting Firm’s decision with respect to the matters in dispute shall be final and binding on the Parties hereto with respect to the Disputed Items and resulting Adjusted Merger Consideration, absent fraud or manifest error; provided that such manifest error is promptly raised within two Business Days of the Accounting Firm’s final determination and is promptly resolved by the Accounting Firm in its sole discretion. Any party hereto may seek to enforce such decision in a court of competent jurisdiction in accordance with Article IX.
(g) The terms of appointment and engagement of the Accounting Firm shall be as agreed upon between the Company and Parent. All costs and expenses incurred by the parties hereto in connection with resolving any dispute hereunder before the Accounting Firm shall be borne by the party incurring such cost and expense. The fees and disbursements of the Accounting Firm shall ultimately be allocated between the Company and Parent in the same proportion that the aggregate amount of the Dispute Items submitted to the Accounting Firm that are unsuccessfully disputed by each such party (as finally determined by the Accounting Firm) bears to the total amount of such Dispute Items so submitted. Such determination of the Accounting Firm shall be conclusive and binding upon the parties hereto. The Adjustment Statement shall be revised as appropriate to reflect the resolution of any objections thereto pursuant to this Section 4.7 and, as so revised, such Adjustment Statement shall be deemed to be the final Adjustment Statement and the Adjusted Merger Consideration as set forth therein shall be deemed to the final Merger Consideration for all purposes under this Agreement.

(h) If, on the date on which the Closing is required to take place in accordance with Section 1.3, the Accounting Firm review of any Dispute Items contemplated by Section 4.7(e) through (g) (the “Accounting Arbitration”) remains pending, the Company and Parent shall each remain obligated to effect the Closing in accordance with the terms of this Agreement, except that:
(i) subject to Section 4.7(k), Parent shall deposit, or cause to be deposited, with the Paying Agent only an amount in cash equal to (A) the aggregate Merger Consideration that would be payable in the event each of the Dispute Items were resolved by the Accounting Firm in Parent’s favor, less, if applicable, (B) an amount of up to $500,000 to fund any potential fees and expenses owed (A) to the Accounting Firm by the Company under Section 4.7(g) to the extent that, if all Dispute Items were resolved in Parent’s favor and (B) to the Shareholder Representative under Section 9.19(c), the expenditure of any such amounts as of the Adjustment Measurement Date would have resulted in a reduction of the Merger Consideration (it being understood that only the maximum quantum of such reduction shall be withheld due to this clause (B). The per share Merger Consideration calculated assuming that all Dispute Items are resolved in Parent’s favor, along with any adjustment necessitated by the immediate clause (B), is the “Undisputed Merger Consideration.” Parent shall cause the Paying Agent to pay to holders of shares of Company Stock the Undisputed Merger Consideration and cause holders of Company Equity Awards to be paid an amount in cash equal to the Undisputed Merger Consideration in the same manner and time frames as such amounts would be paid under this Agreement as if they were the final Adjusted Merger Consideration determined prior to the Closing;
(ii) the Escrow Agent, Parent, the Company and the Shareholder Representative shall enter into the Escrow Agreement and Parent shall deposit or cause to be deposited with the Escrow Agent an amount in cash equal to the excess of (A) the amount of cash consideration that would be payable in the aggregate to all holders of Company Stock and Company Equity Awards as Merger Consideration if all Dispute Items were resolved in the Company’s favor in determining the final Adjusted Merger Consideration over (B) the aggregate Undisputed Merger Consideration paid to all holders of Company Stock and Company Equity Awards (such amount, on a per share basis, the “Disputed Merger Consideration”); and
(iii) promptly upon the resolution of the Accounting Arbitration, Parent, the Company and the Shareholder Representative shall jointly instruct, in writing, the Escrow Agent to pay (A) to Parent, if any, the sum of such portion of the Disputed Merger Consideration which (x) the Accounting Firm determined should not be included in the Adjusted Merger Consideration, plus (y) the fees and expenses owed to the Accounting Firm by the Company under Section 4.7(g), together with any interest earned on the amounts in (x) or (y), up to the entire amount of funds in the Escrow Account and (B) to the Paying Agent, for further payment to holders of shares of Company Stock in the same manner as such amounts would be under this Agreement as if they were the final Adjusted Merger Consideration, and to the Company for further payment to the holders of Company Equity Awards, in such proportion as directed by the Shareholder Representative, all funds in the Escrow Account other than those described in the immediately preceding clause (A). The per share amount of additional consideration distributed for payment pursuant to clause (B) shall be the “Additional Merger Consideration” and the Additional Merger Consideration, together with the Undisputed Merger Consideration shall together be the final Adjusted Merger Consideration. Parent shall cause the Paying Agent to pay to holders of shares of Company Stock the Additional Merger Consideration, if any, and cause holders of Company Equity Awards to be paid an amount in cash equal to the Additional Merger Consideration, if any, promptly upon resolution of the Accounting Arbitration and otherwise in the same manner as such amounts would be paid under this Merger Agreement as if they were the final Adjusted Merger Consideration determined prior to the Closing.
(i) In the event that the Disputed Merger Consideration is placed into the Escrow Account or the Accounting Arbitration process continues following the Closing Date, then, prior to the Closing the Company, at the direction of the Special Committee, shall appoint a shareholder representative (the “Shareholder Representative”) that shall have the sole authority to take on behalf of the Company all actions contemplated to be taken by the Company in connection with the Accounting Arbitration. The Shareholder Representative shall sign a joinder (in a form reasonably acceptable to Parent) to this

Agreement in such Person’s capacity as the Shareholder Representative. Following the Closing, Parent shall provide to the Shareholder Representative such access to the books and records of the Company as the Shareholder Representative may reasonably request in connection with asserting the Company’s position in the Accounting Arbitration.
(j) Parent, the Company and the Shareholder Representative shall cooperate in good faith to keep holders of shares of Company Stock reasonably informed regarding the status of the Accounting Arbitration and to take such other actions are reasonably necessary to effectuate the intent of this Section 4.7.
(k) For the avoidance of doubt, the existence of any Dispute Items or the pendency of any Accounting Arbitration shall not, in and of itself, have any impact on (i) the right of Parent or the Company to terminate this Agreement pursuant to Section 8.1(k), (ii) the obligation of Parent or the Company to effect the Merger on the date the Closing is required to take place in accordance with Section 1.3, (iii) or any remedies available to Parent or the Company upon any termination or purported termination of this Agreement or failure to consummate the Closing at the time required by this Agreement. It is the intention of the Parties that any disputes related to the rights of any party to terminate this Agreement or the remedies for a Party’s failure to consummate the Closing at the time required by this Agreement shall be subject to the provisions of ARTICLE IX and shall not be submitted to Accounting Arbitration.
(l) If Parent and the Company engage an Independent Evaluator on mutually agreeable terms in accordance with Section 4.7(a), then Section 4.7(d) through Section 4.7(k) shall be of no force and effect.
(m) Nothing in this Agreement, including the occurrence of the Closing, shall relieve any Party of any liability for Willful Breach of any of the provisions in this Section 4.7.
ARTICLE V
Representations and Warranties
5.1. Representations and Warranties of the Company. Except as set forth in the Company Reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from and including January 1, 2023 and publicly available prior to the date of this Agreement (including, in each case, all exhibits and schedules thereto and documents incorporated by reference therein, but excluding, in each case, any disclosures set forth in any risk factor or “forward-looking statements” section or any similar section, to the extent they are forward-looking in nature) (it being understood that any matter disclosed in such Company Reports will not be deemed to be disclosed for purposes of Section 5.1(a), Section 5.1(c), Section 5.1(d), Section 5.1(t), Section 5.1(v) or Section 5.1(x)) or in the disclosure schedule delivered to Parent and Merger Subs by the Company immediately prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosed with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), the Company hereby represents and warrants to Parent and Merger Subs that:
(a) Organization and Qualification; Subsidiaries. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each Company Subsidiary (i) is a limited liability company or other organization duly incorporated or formed and (ii) validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. The Company and each Company Subsidiary (A) has the requisite corporate or limited liability company power, as applicable, and authority and (B) all necessary governmental approvals to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except in the case of clause (B), for such failures that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and each Company Subsidiary is duly qualified or licensed as a foreign organization to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Organizational Documents. The Company has prior to the date of this Agreement made available to Parent a complete and correct copy of the Company Organizational Documents and complete and correct copies in all material respects of the organizational documents of each Company Subsidiary, each as amended to date. All of such organizational documents are in full force and effect and neither the Company nor any Company Subsidiary is in material violation of any of the provisions set forth therein.
(c) Capitalization.
(i) The authorized capital stock of the Company consists of 1,000,000,000 shares of Class A Common Stock, 469,841,529 shares of Class B Common Stock, 30,000,000 shares of Class G Common Stock and 30,000,000 shares of Preferred Stock. At the close of business on December 20, 2024 (the “Capitalization Date”), (i) 15,734,185 shares of Class A Common Stock were issued and outstanding, (ii) 6,750,262 shares of Class B Common Stock were issued and outstanding, (iii) 316,666 shares of Class G Common Stock were issued and outstanding, (iv) no shares of Preferred Stock were issued and outstanding, (v) no shares of Company Stock were held by the Company in its treasury, (vi) 15,734,185 Company LLC Units were issued and outstanding and held by the Company and (vii) 6,750,262 Company LLC Units were issued and outstanding and held by Persons other than the Company. All of the outstanding shares of Company Stock are validly issued, fully paid and non-assessable and have been issued and granted in compliance in all material respects with (A) applicable securities Laws and other applicable Law and (B) all preemptive rights, call options, rights of first refusal, purchase options and other requirements set forth in applicable contracts to which the Company is a party or is otherwise bound and the Company Organizational Documents.
(ii) Section 5.1(c)(ii) of the Company Disclosure Schedule sets forth a complete and accurate list as of the Capitalization Date of all outstanding Company Options, Company SARs, Company RSUs and Company PSUs granted under a Company Equity Plan (the “Company Equity Awards”), indicating, with respect to each Company Equity Award then outstanding, the name of the holder of the Company Equity Award, the type of award granted, the number of shares of Class A Common Stock subject to such Company Equity Award, the plan under which such Company Equity Award was granted, the date of grant, the vesting schedule, any performance targets or similar conditions to the vesting, exercisability or settlement thereof, the vested status, and in the case of any Company Option or Company SAR, the exercise or base price, expiration date, and whether a Company Option is intended to constitute an “incentive stock option” within the meaning of Section 422 of the Code.
(iii) A true and complete list of all the Company Subsidiaries, together with the jurisdiction of incorporation, formation or organization, as applicable, of each Company Subsidiary and the percentage of the outstanding Equity Interests of each Company Subsidiary owned by the Company and each other Company Subsidiary (and, in the case of Company LLC, the percentage of the outstanding Equity Interests of Company LLC owned by the Company, each other Company Subsidiary and each other member of the Company LLC who is a Person other than the Company or any Company Subsidiary (the “Other Company LLC Members”), is set forth in Section 5.1(c)(iii) of the Company Disclosure Schedule, and there are no Equity Interests issued or outstanding in any Company Subsidiary except as set forth thereon. All such Equity Interests are validly issued, fully paid and non-assessable and have been issued and granted in compliance in all material respects with (A) applicable securities Laws and other applicable Law and (B) all preemptive rights, call options, rights of first refusal, purchase options and other requirements set forth in applicable contracts to which the applicable Company Subsidiary is a party or is otherwise bound and the organizational documents of the applicable Company Subsidiary. Other than the Company LLC Units owned by the Other Company LLC Members, each outstanding Equity Interest of each Company Subsidiary is owned 100% by the Company or another Company Subsidiary free and clear of all Liens (other than Permitted Liens), options, rights of first refusal and limitations on the Company’s or any Company Subsidiary’s voting or transfer rights other than transfer restrictions under applicable securities Laws and their respective organizational documents. Other than the Company Subsidiaries, the Company does not currently own any Equity Interest in, or any interest convertible into or exchangeable or exercisable for any Equity Interest in, any other Person.
(iv) Except as set forth in Section 5.1(c)(iv) of the Company Disclosure Schedule or pursuant to the Company LLC Agreement, there are no options, warrants, preemptive rights, calls, convertible securities, conversion rights or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued Equity Interests of the Company or any Company Subsidiary or obligating the Company or any Company Subsidiary to issue or sell any Equity Interests of, or other equity or voting interests in, or any securities convertible into or exchangeable or exercisable for Equity Interests in, the Company or any of its Subsidiaries. Except as set forth in Section 5.1(c)(iv) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, and neither the Company nor any of its Subsidiaries has outstanding, any equity appreciation rights, participations, phantom equity, restricted shares, restricted share units, performance shares, contingent value rights or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any Equity Interests in the Company or any of its Subsidiaries. Except as set forth in Section 5.1(c)(iv) of the Company Disclosure Schedule, there are no voting trusts, voting agreements, proxies, shareholder agreements or other agreements to which the Company or any of its Subsidiaries is a party, or to the Company’s knowledge, among any holder of any Equity Interests of the Company or any of its Subsidiaries to which the Company or any of its Subsidiaries is not a party, with respect to the voting or transfer of any of the Equity Interests or other securities of the Company.
(v) Except as set forth in Section 5.1(c)(v) of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Interests of the Company or any Company Subsidiary or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person other than a Subsidiary of the Company.
(d) Authority Relative to this Agreement.
(i) The Company and Company LLC have all necessary organizational power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and, subject to receiving the Company Stockholder Approvals (with respect to the Company) and the Company LLC Manager Approval (with respect to Company LLC), to consummate the transactions contemplated hereby, including the Mergers. The execution and delivery of this Agreement by the Company and Company LLC and the consummation by the Company and Company LLC of the transactions contemplated hereby, including the Mergers, have been duly and validly authorized by all necessary organizational action, and no other proceedings on the part of the Company and Company LLC are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, including the Mergers, (other than the Company Stockholder Approvals (with respect to the Company) and the Company LLC Manager Approval (with respect to Company LLC)). This Agreement has been duly and validly executed and delivered by the Company and Company LLC and, assuming the due authorization, execution and delivery by Parent and Merger Subs, constitutes a legal, valid and binding obligation of the Company and Company LLC, enforceable against the Company and Company LLC in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and by general equitable principles (the “Remedies Exceptions”).
(ii) The Special Committee has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (B) recommended that the Company Board approve and declare advisable this Agreement and the transactions contemplated hereby, including the Mergers, and determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, and (C) recommended that, subject to Company Board approval, the Company Board submit this Agreement to the stockholders of the Company for their adoption and recommend that the stockholders of the Company vote in favor of the adoption of this Agreement;
(iii) The Company Board (acting on the recommendation of the Special Committee) has (A) determined that this Agreement, the Support Agreements and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Company, the Unaffiliated Stockholders, Company LLC and its members, (B) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, (C) authorized and approved the execution, delivery and performance by the Company and Company LLC of this Agreement and the consummation of the transactions contemplated by this Agreement, including the Mergers, upon the terms and subject to the conditions contained herein, (D) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at a meeting of the stockholders of the Company or, if the Company receives executed Stockholder Consents sufficient to obtain the Company Stockholder Approvals on or prior to the 14th day following the date of this Agreement, through written consent (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof.
(iv) The Company, in its capacity as Manager of Company LLC, has (A) determined that the LLC Merger is fair to, and in the best interests of, Company LLC, (B) approved and declared advisable this Agreement and the LLC Merger and any other transactions contemplated hereby and (C) approved the execution and delivery of this Agreement, the performance by Company LLC of its covenants and other obligations contained herein and the consummation of the LLC Merger and the other transactions contemplated hereby upon the terms and subject to the conditions contained herein.
(e) No Conflict; Required Filings and Consents.
(i) The execution and delivery of this Agreement by the Company and Company LLC does not, and subject to receipt of the consents, approvals, authorizations or permits, filings and notifications, expiration or termination of waiting periods after filings and other actions contemplated by Section 5.1(e)(ii), and assuming all other required filings, waivers, approvals, consents, authorizations and notices disclosed in Section 5.1(e)(ii) of the Company Disclosure Schedule have been made, obtained or given, the performance of this Agreement by the Company and Company LLC will not (A) conflict with or violate the Company Organizational Documents or the organizational documents of any Company Subsidiary, (B) conflict with or violate any Law applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (C) result in any breach of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, acceleration or cancellation of, or result in the creation of a Lien (other than any Permitted Lien) on any property or asset of the Company or any of its Subsidiaries pursuant to, any contract to which the Company or any of its Subsidiaries is a party or by which their respective assets are bound, except, with respect to clauses (B) and (C) for any such conflicts, violations, breaches, defaults or other occurrences, which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(ii) The execution and delivery of this Agreement by the Company and Company LLC does not, and the performance of this Agreement by the Company and Company LLC will not, require any consent, approval, authorization or permit of, or filing with or notification to, or expiration or termination of any waiting period by, any U.S. federal, state, county or local or non-U.S. government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal (including employment tribunal), or judicial or arbitral body (a “Governmental Authority”), except for (A) applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or “blue sky” laws (“Blue Sky Laws”) and state takeover laws, (B) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (C) compliance with any applicable stock exchange rules, and (D) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(f) Permits; Compliance. Except as set forth in Section 5.1(f) of the Company Disclosure Schedule, each of the Company and the Company Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Authority necessary for each of the Company or the Company Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the “Company Permits”), except where the failure to have such Company Permits would not have a Material Adverse Effect. No suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened in writing, except for any suspension or cancellation that would not have a Material Adverse Effect. Neither the Company nor any Company Subsidiary is, or has been since January 1, 2022, in conflict with, or in default, breach or violation of, (a) any Law applicable to the Company or any Company

Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or affected, or (b) any Company Permit, except, in each case, for any such conflicts, defaults, breaches or violations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(g) Company Reports; Financial Statements; Internal Controls.
(i) The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since December 31, 2023 (the “Applicable Date”) (the forms, statements, certifications, reports and documents filed or furnished to the SEC since the Applicable Date and those filed or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished (and, if amended, as of the date of such amendment), complied in all material respects or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (and, if amended, as of the date of each such amendment), the Company Reports did not, and any of the Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, (A) there are no outstanding or unresolved comments in comment letters with respect to the Company Reports received by the Company from the SEC staff and (B) the Company is in compliance in all material respects with the applicable listing and corporate governance requirements of Nasdaq Global Select Market (“Nasdaq”).
(ii) The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) or 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules of the SEC. The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) reasonably designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP, including policies and procedures that (A) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management of the Company and the Company Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on its financial statements. As of the date hereof, the Company has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (x) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” have the meanings assigned to such terms in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.
(iii) There are no off-balance sheet arrangements of any type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company Reports.

(iv) The consolidated financial statements included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly present, or, in the case of consolidated financial statements included in or incorporated by reference into the Company Reports filed after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and their consolidated statements of operations, comprehensive income, Company stockholders’ equity and cash flows for the respective periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in conformity with U.S. GAAP (except, in the case of the unaudited statements, subject to normal and recurring year-end adjustments) applied on a consistent basis during the periods involved, except as may be noted therein or in the notes thereto.
(h) Liabilities. There are no obligations or liabilities of the Company or any of its Subsidiaries (whether accrued, contingent or otherwise) that would be required by U.S. GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries, other than (A) obligations or liabilities to the extent disclosed, reflected or reserved against in the consolidated balance sheet of the Company for the year ended December 31, 2023 (or any notes thereto); (B) obligations or liabilities arising in connection with the transactions contemplated by this Agreement; (C) obligations or liabilities incurred in the ordinary course of business since December 31, 2023; (D) executory obligations arising from any Contract entered into in the ordinary course of business (none of which results from or was caused by a breach of any such Contract); and (E) obligations or liabilities that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(i) Absence of Certain Changes or Events. Since December 31, 2023 (A) and through the date of this Agreement, except as otherwise reflected in the Company Reports or as expressly contemplated by this Agreement, the Company and the Company Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of business, and (B) there has not been a Material Adverse Effect.
(j) Absence of Litigation. Except as set out in Section 5.1(j) of the Company Disclosure Schedule, as of the date hereof, there is no litigation, suit, claim, charge, grievance, action, proceeding, audit or investigation by or before any Governmental Authority (an “Action”) pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary, or any property or asset of the Company or any Company Subsidiary, except for any such Action that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date hereof, neither the Company nor any Company Subsidiary nor any property or asset of the Company or any Company Subsidiary is, subject to any material continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the Knowledge of the Company, continuing investigation by, any Governmental Authority, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, except for any such order, writ, judgment, injunction, decree, determination or award that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(k) Employee Benefits.
(i) Section 5.1(k) of the Company Disclosure Schedule includes a true and correct list of, as of the date of this Agreement, all material Plans (other than any statutory plan, program or arrangement that is required under applicable Law outside the United States).
(ii) With respect to each material Plan, the Company has made available to Parent, as applicable (A) a true and complete copy of the current plan document and all amendments thereto and each insurance contract, trust agreement or other funding agreement or arrangement (including all amendments thereto), (B) copies of the most recent scheme booklet, summary plan description and any summaries of material modifications, (C) a copy of the most recently filed Internal Revenue Service (“IRS”) Form 5500 annual report and accompanying schedules, (D) copies of the most recently received IRS determination, opinion or advisory letter for each such Plan, and (E) any material non-routine correspondence from any Governmental Authority with respect to any Plan within the past three (3) years.

(iii) None of the Company or any ERISA Affiliate contributes to or has any obligation to contribute to or other liability in respect of, or has at any time within six years prior to the Closing Date contributed to or had an obligation to contribute to or other liability in respect of, and no Plan is, (A) a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA), (B) a plan subject to Section 412 of the Code, Section 302 of ERISA and/or Title IV of ERISA, (C) a “multiple employer plan” within the meaning of Section 413(c) of the Code, or (D) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.
(iv) Each Plan that constitutes in any part a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been operated and administered in all material respects in operational compliance with, and is in all material respects in documentary compliance with, Section 409A of the Code, and no amount under any such Plan is or has been subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code.
(v) Except as set forth on Section 5.1(k)(v) of the Company Disclosure Schedule, the transactions contemplated by this Agreement will not (A) accelerate the time of payment, funding or vesting, or increase the amount of, any benefit or other compensation due to any current or former employee, officer, independent contractor or other service provider of any of the Employer Entities; (B) require a contribution by the Employer Entities to any Plan; or (C) amend or modify any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof). Furthermore, in connection with the consummation of the transactions contemplated by this Agreement, no payments of money or property, acceleration of benefits, or provisions of other rights have or will be made that, individually or in the aggregate, would be reasonably likely to result in imposition of the Taxes imposed under Sections 280G and 4999 of the Code, whether or not some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.
(vi) None of the Plans provides, nor does the Company nor any Company Subsidiary have any obligation to provide, retiree medical benefits to any current or former employee, officer, director or consultant of the Company or any Company Subsidiary after termination of employment or service except as may be required under Section 4980B of the Code and Parts 6 and 7 of Title I of ERISA and the regulations thereunder or any analogous state Law.
(vii) Each Plan is and has been within the past six years operated, in all material respects, in accordance with its terms and in compliance with the requirements of all applicable Laws including, without limitation, ERISA and the Code. The Company and the Company Subsidiaries have performed, in all material respects, all obligations required to be performed by them under, are not in any material respect in default under or in violation of, and have no Knowledge of any default or violation in any material respect by any party to, any Plan. No Action is pending or, to the Knowledge of the Company, threatened with respect to any Plan or the assets of any Plan (other than claims for benefits in the ordinary course) and, to the Knowledge of the Company, no fact or event exists that could reasonably be expected to give rise to any such Action. No Plan is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.
(viii) Each Plan that is intended to be qualified under Section 401(a) of the Code or Section 401(k) of the Code has (A) timely received a favorable determination letter from the IRS covering all of the provisions applicable to the Plan for which determination letters are currently available that the Plan is so qualified and each trust established in connection with such Plan is exempt from federal income Taxation under Section 501(a) of the Code or (B) is entitled to rely on a favorable opinion letter from the IRS, and, to the Knowledge of the Company, no fact or event has occurred since the date of such determination or opinion letter or letters from the IRS that could reasonably be expected to adversely affect the qualified status of any such Plans or the exempt status of any such trust.
(ix) There has not been, nor is there reasonably expected to be, any “prohibited transaction” (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or any breach of fiduciary duty under Section 404 of ERISA with respect to any Plan that could reasonably be expected to result in material liability to the Company or any of the Company Subsidiaries.

(x) Except as would not reasonably be expected to result in material liability to the Company or any Company Subsidiary, (A) all contributions, premiums or payments required to be made with respect to any Plan pursuant to their terms and provisions or pursuant to applicable Law have been timely made to the extent due or properly accrued on the consolidated financial statements of the Company and the Company Subsidiaries to the extent required by, and in accordance with, U.S. GAAP, and (B) all material reports, returns, notices and similar documents required to be filed with any Governmental Authority or distributed to any Plan participant have been timely filed or distributed.
(l) Certain Business Practices.
(i) Since January 1, 2022, none of the Company, any Company Subsidiary, or to the Knowledge of the Company, any of their respective directors, officers, employees or agents or other persons acting for or on behalf of the Company or any Company Subsidiary, has: (A) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (B) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of any applicable Anti-Corruption Law; (C) made any payment in the nature of criminal bribery; or (D) otherwise violated any Anti-Corruption Law or any Law relating to money laundering.
(ii) Since January 1, 2022, none of the Company, any Company Subsidiary, or to the Knowledge of the Company, any of their respective directors, officers, or employees, or agents or other persons acting for or on behalf of the Company or any Company Subsidiary (A) is or has been a Sanctioned Person; or (B) has transacted business with or for the benefit of any Sanctioned Person or has otherwise violated applicable Sanctions, in each case, that would result in material liability to the Company and any Company Subsidiaries.
(iii) As of the date hereof, there are no, and since January 1, 2022, there have not been, any internal or external investigations, audits, actions or proceedings pending, or any voluntary or involuntary disclosures made to a Governmental Authority, with respect to any apparent or suspected violation by the Company, any Company Subsidiary, or to the Knowledge of the Company, any of their respective officers, directors, employees or agents with respect to any Anti-Corruption Laws or Sanctions.
(m) Material Contracts.
(i) Section 5.1(m) of the Company Disclosure Schedule lists, as of the date of this Agreement, the following types of contracts and agreements to which the Company or any Company Subsidiary is a party or by which any of their respective assets is bound (such contracts and agreements as are required to be set forth on Section 5.1(m) of the Company Disclosure Schedule, but excluding any Plans, the “Material Contracts”):
(A) each contract that would be required to be (A) filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K, (B) disclosed under Item 404 of Regulation S-K, or (C) disclosed by the Company on a Current Report on Form 8-K;
(B) each contract with Material Company Customers and Material Company Suppliers, excluding non-disclosure agreements, purchase orders, sales acknowledgment documents and similar documents entered into in the ordinary course of business;
(C) each contract with consideration paid or payable by or to the Company or any of the Company Subsidiaries of more than $500,000, in the aggregate, over the 12-month period ending December 31, 2023 (other than the Material Contracts set forth in Section 5.1(m)(i)(C) of the Company Disclosure Schedule), excluding non-disclosure agreements, purchase orders, sales acknowledgement documents and similar documents entered into in the ordinary course of business;
(D) all (A) contracts with Company executive officers other than the Plans and (B) Collective Bargaining Agreements;
(E) all contracts evidencing indebtedness for borrowed money in an amount greater than $500,000, and any pledge agreements, security agreements or other collateral agreements in which the Company or any Company Subsidiary granted to any person a security interest in or lien (other than a Permitted Lien) on any of the property or assets of the Company or any Company Subsidiary, and all agreements or instruments guarantying the debts or other obligations of any person (in each case, other than a Company Subsidiary);
(F) all partnership, joint venture or similar agreements;
(G) all contracts with any Governmental Authority to which the Company or any Company Subsidiary is a party, other than any Company Permits;
(H) all contracts that materially limit the ability of the Company or any Company Subsidiary to compete in any line of business or with any person or entity or in any geographic area or during any period of time, excluding customary third party license restrictions, confidentiality agreements and agreements that contain customary confidentiality clauses;
(I) all contracts that relate to a closed acquisition or disposition of any Person, business, assets (other than client lists) or real property (whether by merger, sale of stock, sale of assets or otherwise) and includes a deferred payment obligation of the Company or any Company Subsidiary that has not been satisfied in full in excess of $500,000;
(J) all contracts that relate to a pending acquisition or disposition of any Person, business, assets or real property (whether by merger, sale of stock, sale of assets or otherwise) with an executed letter of intent or acquisition or disposition agreement and having an upfront purchase price in excess of $5,000,000;
(K) all contracts involving the license, sale, or assignment of, or grant of a covenant not to sue under, material Company-Owned IP to a third party, other than (w) non-exclusive licenses of Intellectual Property to customers, resellers and distributors entered into in the ordinary course of business, (x) non-disclosure agreements entered into the ordinary course of business, (y) non-exclusive licenses granted to vendors for the sole purpose of providing services to the Company, and (z) incidental non-exclusive trademark licenses granted solely for marketing or promotional purposes or rights to feedback, in each case, in the ordinary course of business consistent with past practice;
(L) all Inbound License Agreements; and
(M) all material contracts under which the Company has agreed to purchase goods or services from a vendor, Supplier or other person on a preferred supplier or “most favored supplier” basis.
(ii) (A) Each Material Contract is a legal, valid and binding obligation of the Company or the Company Subsidiaries and, to the Knowledge of the Company, the other parties thereto, and neither the Company nor any Company Subsidiary is in breach or violation of, or default under, any Material Contract; (B) to the Company’s Knowledge, as of the date hereof, no other party is in breach or violation of, or default under, or has received notice of termination of, any Material Contract; and (C) as of the date hereof, the Company and the Company Subsidiaries have not received any written, or to the Knowledge of the Company, oral claim of default under any such Material Contract, except, in each of clauses (A) through (C), for any such conflicts, violations, breaches, defaults or other occurrences which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No party to a Material Contract has, as of the date hereof, given written notice of or, to the Knowledge of the Company, threatened (x) any potential exercise of termination rights with respect to any Material Contract or (y) any non-renewal or modification of any Material Contract, except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has furnished or made available in all material respects to Parent true and complete copies of all Material Contracts, including any amendments thereto that are material in nature.
(iii) From the Applicable Date through the date of this Agreement, no Default or Event of Default has occurred and is continuing under the Company Credit Agreement or the Convertible Notes.

(n) Real Property; Title to Assets.
(i) Section 5.1(n)(i) of the Company Disclosure Schedule sets forth a true, complete and correct list of all real property owned by the Company or any Company Subsidiary (collectively, the “Owned Real Property”), including the record owner and, if applicable, common address thereof. With respect to the Owned Real Property, (A) the Company or one or more of the Company Subsidiaries holds good and valid fee simple title thereto, free and clear of all Liens, other than Permitted Liens, and (B) except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any Company Subsidiary has received any written notice of (1) any condemnation, eminent domain or other similar proceedings, whether now pending or threatened or (2) violations of any building or zoning regulations or any other Laws or covenants to which any Owned Real Property is subject.
(ii) Section 5.1(n)(ii) of the Company Disclosure Schedule lists, as of the date hereof, the street address (and, if applicable, the suite number(s)) of each parcel of Material Leased Real Property and sets forth a true, correct and complete list of each lease, sublease, and license (each, a “Material Lease”) pursuant to which the Company or any Company Subsidiary leases, subleases or licenses any Material Leased Real Property, including the names of the parties thereto, and the date thereof, and any material amendments thereto. True, correct and complete copies of all Material Leases (including any material amendments thereto) have been made available in all material respects to Parent.
(iii) All Real Property Leases are in full force and effect, are valid and enforceable in accordance with their respective terms, subject to the Remedies Exceptions, and there is not, under any Real Property Lease, any existing default or event of default (or event which, with notice or lapse of time, or both, would constitute a default) by the Company or any Company Subsidiary or, to the Knowledge of the Company, by the other party to such Real Property Lease, except as would not reasonably be expected have, individually or in the aggregate, a Material Adverse Effect, and to the Knowledge of the Company, there are no material disputes with respect to any Real Property Leases.
(iv) Except as set forth in Section 5.1(n)(iv) of the Company Disclosure Schedule, with respect to the Leased Real Property and the Owned Real Property (collectively, the “Real Property”): (A) there are no leases, subleases or licenses (other than immaterial licenses granted in the ordinary course of business) granting to any person other than the Company or Company Subsidiaries the right to use or occupy all or any portion of any Material Leased Real Property, any material Owned Real Property or, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (B) there are no contractual or legal restrictions that preclude or restrict the ability of the Company or any Company Subsidiary to use any Real Property by such party for the purposes for which it is currently being, or is intended to be, used, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (C) the Real Property, and the improvements thereon, are in compliance in all material respects with all applicable Laws and are in good repair and in good condition (ordinary wear and tear excepted), and there are no patent or latent defects or adverse physical conditions other than those that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. In the three years prior to the date of this Agreement, there has not been any interruption in the delivery of adequate service of any utilities required in the operation of the business of the Company currently conducted on the Real Property and the Company has not experienced any disruptions to its operations arising out of any recurring loss of electrical power, flooding, limitations to access to public sewer and water or restrictions on septic service at the Real Property, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(v) Except as set forth in Section 5.1(n)(v) of the Company Disclosure Schedule, no consent by or notice to any Person (including, without limitation, landlords or sublandlords) or any other action is required under any agreement or instrument relating to or affecting any Real Property in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(vi) Each of the Company and the Company Subsidiaries has legal and valid title to, or, in the case of Leased Real Property and assets, valid leasehold or subleasehold interests in, all of its properties and assets, tangible and intangible, real, personal and mixed, used or held for use in its business, free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, the Real Property constitutes all of the real property interests owned, used or held for use in the conduct of the business of the Company consistent with past practice and is sufficient for the continued conduct and operation of such business, consistent with past practice and as presently proposed to be conducted.
(o) Environmental Matters. Except in each case as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) to the Knowledge of the Company, neither the Company nor any of the Company Subsidiaries has violated since January 1, 2022, nor is it in violation of, applicable Environmental Law; (b) to the Knowledge of the Company, none of the properties currently or formerly owned, leased or operated by the Company or any Company Subsidiary (including, without limitation, soils and surface and ground waters) are contaminated with any Hazardous Substance which requires reporting, investigation, remediation, monitoring or other response action by the Company or any Company Subsidiary pursuant to applicable Environmental Laws, or which could give rise to a liability of the Company or any Company Subsidiary under Environmental Laws; (c) to the Knowledge of the Company, none of the Company or any of the Company Subsidiaries is actually, potentially or allegedly liable pursuant to applicable Environmental Laws for any off-site contamination by Hazardous Substances; (d) each of the Company and each Company Subsidiary has all material permits, licenses and other authorizations required of the Company under applicable Environmental Law (“Environmental Permits”); (e) each of the Company and each Company Subsidiary are and, since January 1, 2022, have been, in compliance with Environmental Laws and Environmental Permits in all material respects; and (f) neither the Company nor any Company Subsidiary is the subject of any pending or threatened Action alleging any violation or, or liability under, Environmental Laws. The Company has made available in all material respects to Parent all material environmental site assessments, reports, studies or other evaluations in its possession or reasonable control conducted since January 1, 2022 relating to any properties currently or formerly owned, leased or operated by the Company or any Company Subsidiary.
(p) Taxes. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i) Each of the Company and each Company Subsidiary (A) has duly and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by it, and each such filed Tax Return is true, correct and complete, (B) has paid all Taxes that are required to be paid by it (whether or not shown as due on such Tax Returns) and (C) has complied with all applicable Laws relating to the payment, collection, withholding and remittance of Taxes by it and related information reporting requirements with respect to amounts owing to or from any of its employees, creditors, customers, or other third parties.
(ii) No deficiency or adjustment has been assessed, asserted, or proposed in writing or assessed by any Governmental Authority with respect to any amount of Taxes in respect of Tax Returns of the Company or any Company Subsidiary that remains unpaid or unresolved in whole or in part, other than any such deficiency being contested in good faith through appropriate proceedings and for which adequate reserves have been established on the financial statements contained in the Company Reports in accordance with GAAP.
(iii) (A) There are no audits, suits, claims, examinations, investigations or other similar proceedings in respect of Taxes pending, being conducted or that have been threatened in against the Company or any Company Subsidiary and (B) with respect to any Tax years open for audit as of the date hereof, neither the Company nor any Company Subsidiary has granted any waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax, other than any such waiver or extension that is automatic or automatically granted.
(iv) There are no Tax Liens upon any of the assets of the Company or any Company Subsidiary except for Permitted Liens described in clause (a) of the definition thereof.

(v) Neither the Company nor any Company Subsidiary (A) has any liability for the payment of any Tax imposed on any other Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 or any analogous or similar provision of U.S. state or local or non-U.S. Tax Law; (B) has liability as a transferee or successor for Taxes of any other Person (other than the Company or any Company Subsidiary) by operation of applicable Law or (C) is a party to any Tax sharing, allocation or indemnification agreement other than (1) any agreement or arrangement solely among the Company and its Subsidiaries, or (2) any Tax sharing or indemnification provisions contained in any agreement entered into in the ordinary course of business and not primarily relating to Tax.
(vi) In the last two years, neither the Company nor any Company Subsidiary has been either a “distributing corporation” or a “controlled corporation” in a transaction purported or intended to qualify for tax-free treatment under Section 355(a) of the Code (or any similar provision of U.S. state or local Law).
(vii) There are no adjustments under Section 481 of the Code (or any analogous or similar provision of U.S. state or local or non-U.S. Tax Law) that are required to be taken into account by the Company or any Company Subsidiary in any taxable period (or portion thereof) ending after the Closing Date by reason of a change in method of accounting in any taxable period (or portion thereof) ending on or before the Closing Date.
(q) Labor and Employment Matters.
(i) Except to the extent prohibited by applicable Law, the Company has made available to Parent a true, correct and complete list of all employees of the Company or any Company Subsidiary as of December 20, 2024, including any employee who is on a leave of absence of any nature, authorized or unauthorized, and sets forth for each such individual the following: (A) employee identification number and employing entity; (B) title or position and location of employment (country and, if in the United States, state); (C) hire date; (D) current annualized base salary or (if paid on an hourly basis) hourly rate of pay; and (E) (for U.S. employees) status as exempt or non-exempt under the Fair Labor Standards Act. Within 15 Business Days prior to the Closing Date, the Company will make available to Parent an updated version of the foregoing employee list that is true, correct and complete as of a date that is within five Business Days of the date the updated list is made available to Parent.
(ii) Except as set forth in Section 5.1(q)(ii) of the Company Disclosure Schedule, as of the date of this Agreement, no employee of the Company or any Company Subsidiary is represented by a labor union, works council, trade union, or similar representative of employees and neither the Company nor any Company Subsidiary is a party to, subject to, or bound by a collective bargaining agreement, collective agreement or any other contract or agreement with a labor union, works council, trade union, or similar representative of employees (each, a “Collective Bargaining Agreement”). As of the date of this Agreement and during the two year period immediately prior to such date, there are no and were no strikes, lockouts, material unfair labor practice charges, or work stoppages existing or, to the Knowledge of the Company, threatened, with respect to any employees or the Company or any Company Subsidiaries. As of the date of this Agreement and during the two year period immediately prior to such date, there have been no union certification or representation petitions or demands with respect to the Company or any Company Subsidiaries or any of their employees and, to the Knowledge of the Company, no union or labor organizing campaign or similar effort is pending or threatened with respect to the Company, any Company Subsidiaries, or any of their employees.
(iii) Except as set forth in Section 5.1(q)(iii) of the Company Disclosure Schedule, as of the date of this Agreement, there are no Actions pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary by any of their respective current or former employees or independent contractors, except for any such Actions that would not reasonably be expected to have a Material Adverse Effect.
(iv) Except as set forth in Section 5.1(q)(iv) of the Company Disclosure Schedule, the Company and the Company Subsidiaries are and have been since January 1, 2022 in compliance in all material respects with all applicable Laws relating to labor and employment, including all such Laws regarding employment practices, employment discrimination, terms and conditions of employment, redundancies, mass layoffs and plant closings (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, and any similar state or local Laws (the “WARN Act”)), immigration, wages and hours (including minimum wage and overtime payments), classification of employees and independent contractors, meal and rest breaks, working time, workers’ compensation, family and medical leave and occupational safety and health requirements, and neither the Company nor any Company Subsidiary is liable for any arrears of wages, penalties or other sums for failure to comply with any of the foregoing, except for any such non-compliance that would not reasonably be expected to have a Material Adverse Effect. Except as set forth in Section 5.1(q)(iv) of the Company Disclosure Schedule, to the Knowledge of the Company, each employee of the Company and each Company Subsidiary and other individual who has provided services with respect to the Company or any Company Subsidiary has been paid (and as of the Closing will have been paid) all wages, bonuses, compensation and other sums owed and due to such individual as of such date in all material respects.
(v) None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any officer, employee, contractor, subcontractor or agent of the Company or any Company Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any Company Subsidiary in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. sec. 1514A(a).
(vi) Except as had not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the Knowledge of the Company, no officer, manager, employee, or individual independent contractor of the Company or any Company Subsidiary is in violation of any material term of any employment agreement, noncompetition agreement, nonsolicitation agreement, nondisclosure agreement, or restrictive covenant obligation owed to (A) the Company or any Company Subsidiary or (B) a former employer relating to the right of such individual to be employed or engaged by the Company or any Company Subsidiary.
(r) Intellectual Property and Data Privacy.
(i) Section 5.1(r)(i) of the Company Disclosure Schedule contains a complete list, as of the date hereof, of: all of the following that are owned or used by the Company and/or the Company Subsidiaries: (A) Registered Intellectual Property, (B) all contracts or agreements pursuant to which the Company or any Company Subsidiary is granted a license or covenant not to sue, to any material Company-Licensed IP (other than (1) unmodified, commercially available, “off-the-shelf” Software with a replacement cost and aggregate annual license and maintenance fees of less than $500,000, (2) Open Source Software; (3) non-disclosure agreements entered into in the ordinary course of business; (4) rights to feedback granted by third parties in the ordinary course consistent with past practice; (5) incidental non-exclusive trademark licenses granted solely for marketing or promotional purposes; and (6) commercially available service agreements to Business Systems that have an individual service or subscription fee of $500,000 or less per annum) (such contracts or agreements, “Inbound License Agreements”); and (C) any material Software or Business Systems constituting Company-Owned IP that are incorporated into or used in connection with the Services.
(ii) The Company-Owned IP and Company-Licensed IP constitute all of the material Intellectual Property used in or held for use in or necessary to enable the conduct of the business of the Company and the Company Subsidiaries as presently conducted. Except as set forth in Section 5.1(r)(ii) of the Company Disclosure Schedule or as would not reasonably be expected to be material to the business of the Company and the Company Subsidiaries, the Company or one of the Company Subsidiaries solely owns and possesses, free and clear of all Liens (other than Permitted Liens), all right, title and interest in and to the Company-Owned IP and has the right to use pursuant to a written contract Company-Licensed IP. As of the date hereof, no loss or expiration of any material Company-Owned IP is threatened in writing, or, to the Company’s Knowledge, pending.
(iii) Since January 1, 2022, the Company and each of its applicable Company Subsidiaries have taken reasonable actions to maintain and protect Intellectual Property rights contained in material Company-Owned IP. Neither the Company nor any Company Subsidiaries has (A) disclosed any material trade secrets or other material Confidential Information that relates to the business of the Company and any applicable Company Subsidiaries to any other person other than pursuant to a written confidentiality agreement under which such other person agrees to maintain the confidentiality and protect such Confidential Information, or (B) disclosed or licensed to a third-party (whether on a present or contingent basis) any source code for any material proprietary Software included in the Company-Owned IP; in each case, except as would not reasonably be expected to be material to the business of the Company and the Company Subsidiaries.
(iv) (A) Since January 1, 2022, there have been no claims filed and served or, to the Knowledge of the Company, threatened in writing, against the Company or any Company Subsidiary, by any person (x) contesting the validity, use, ownership, enforceability, patentability or registrability of any Company-Owned IP, or (y) alleging any infringement or misappropriation of, or other violation of, any Intellectual Property rights of other persons; (B) to the Knowledge of the Company, the operation of the business of the Company and the Company Subsidiaries has not and does not infringe, misappropriate or violate, any Intellectual Property rights of other persons; (C) to the Knowledge of the Company, no other person has infringed, misappropriated or violated any of the Company-Owned IP; and (D) neither the Company nor any of the Company Subsidiaries has received written notice of any of the foregoing or received any formal written opinion of counsel regarding the foregoing, in each case of (A) through (D), except as would not reasonably be expected to have a Material Adverse Effect.
(v) Except as would not reasonably be expected to have a Material Adverse Effect, all persons who have contributed to or developed any Company-Owned IP have executed written agreements with the Company or one of the Company Subsidiaries pursuant to which such persons assigned to the Company or the applicable Company Subsidiary their rights to such contributions or developments that the Company or any of the Company Subsidiaries do not already own by operation of law.
(vi) The Company and Company Subsidiaries do not use and since January 1, 2022, have not used any Open Source Software or any modification or derivative thereof (A) in a manner that would require the Company or any Company Subsidiary to (w) distribute or disclose in source code form any proprietary Software included in the Company-Owned IP, (x) license such Software for the purpose of making derivative works, (y) make such Software available for redistribution to any Person at no or minimal charge, or (z) otherwise grant to any other person any rights to or immunities under any of the Company-Owned IP, or (B) that is licensed under any Reciprocal License in combination with, or linked to, any proprietary Software included in the Company-Owned IP; except in each case as would not reasonably be material to the business of the Company and the Company Subsidiaries.
(vii) Since January 1, 2022, the Company and the Company Subsidiaries have taken reasonable measures to preserve and maintain the performance, security and integrity of the Business Systems. Since January 1, 2022, to the Knowledge of the Company, (A) there has not been any material failure with respect to any of the Business Systems that has not been remedied or replaced in all material respects, and (B) there has been no unauthorized access to or use of any Business Systems. To the Knowledge of the Company, the Business Systems perform in all material respects in accordance with their documentation and functional specifications and are in all material respects free from any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “worm,” “spyware,” “malware,” or any other code designed to disrupt, disable or harm the operation of, or provide unauthorized access to, a computer system or network or other device on which such code is stored or installed; or compromise the privacy or data security of a user.
(viii) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of the Company Subsidiaries currently and since January 1, 2022, have complied with (A) all Privacy/Data Security Laws applicable to the Company or a Company Subsidiary, (B) any applicable publicly posted privacy policy of the Company and/or the Company Subsidiary, respectively, concerning the collection, dissemination, storage, use or other processing of Personal Information, including any policies or disclosures posted to websites or other media maintained or published by the Company or a Company Subsidiary, (C) PCI DSS, where applicable to the Company or a Company Subsidiary, and (D) all contractual commitments that the Company or any Company Subsidiary has entered into with respect to privacy and/or data security or otherwise with respect to the collection, dissemination, storage, use or other processing of Personal Information,; (collectively, the “Data Security Requirements”). The Company and the Company Subsidiaries have each implemented commercially reasonable physical, technical, organizational and administrative data security safeguards to protect the security and integrity of Personal Information. Since January 1, 2022, neither the Company nor any of the Company Subsidiaries has (x) experienced any material data security breaches, or unauthorized access, use, or disclosure of Personal Information or (y) received written notice of any audits, proceedings or investigations by any Governmental Authority or received any material claims or complaints regarding the collection, dissemination, storage, use or other processing of Personal Information, or the violation of any applicable Data Security Requirements and, to the Knowledge of the Company, there is no reasonable basis for the same.
(ix) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is subject to any contractual requirements, privacy policies or other legal obligations that, following the Closing, would prohibit the Surviving Corporation from receiving, accessing, storing or using any Personal Information in the manner in which the Company and its Subsidiaries received, accessed, stored and used such Personal Information prior to the Closing or result in liabilities in connection with Data Security Requirements.
(x) Neither the Company nor any Company Subsidiary is, nor since January 1, 2022, has it ever been, a member or promoter of, or a contributor to, any industry standards body or similar standard setting organization that could require or obligate the Company or any Company Subsidiary to grant or offer to any other person any license or right to any material Company-Owned IP.
(s) Insurance.
(i) Section 5.1(s)(i) of the Company Disclosure Schedule sets forth, with respect to each material insurance policy under which the Company or any Company Subsidiary is an insured (the “Insurance Policies”), a named insured or otherwise the principal beneficiary of coverage as of the date of this Agreement, (A) the names of the insurer, the principal insured and each named insured, (B) the policy number, (C) the period, scope and amount of coverage and (D) the premium most recently charged.
(ii) With respect to each such Insurance Policy, except as would not result in a Material Adverse Effect: (A) the policy is legal, valid, binding and enforceable in accordance with its terms (subject to the Remedies Exceptions) and, except for policies that have expired under their terms in the ordinary course, is in full force and effect; (B) neither the Company nor any Company Subsidiary is in material breach or default (including any such breach or default with respect to the payment of premiums or the giving of notice), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification, under the policy; and (C) to the Knowledge of the Company, as of the date hereof, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation.
(t) Fairness Opinion. The Special Committee has received the opinion of its outside financial advisor, PJT Partners LP, to the effect that, as of the date of such opinion and based upon and subject to, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken by PJT Partners LP in connection with such opinion (which are stated in its written opinion), the Merger Consideration to be received by the holders of shares of Class A Common Stock (other than Excluded Shares) that are Unaffiliated Stockholders pursuant to this Agreement is fair, from a financial point of view, to such holders. It is agreed and understood that such opinion is for the benefit of the Special Committee, and may not be relied on by Parent or Merger Subs.
(u) Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in a Proxy Statement (or Information Statement, if applicable) nor any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(v) Brokers and Finders. Except for the Company’s obligations to PJT Partners LP, no broker, investment banker, financial advisor or other Person is entitled to any brokerage, finders’, financial advisory or similar fee in connection with the transactions contemplated by this Agreement, including the Mergers, based upon arrangements made by or on behalf of the Company or any Subsidiary of the Company.

(w) Affiliate Transactions. To the Knowledge of the Company, since December 31, 2023, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in the Company Reports filed prior to the date hereof.
(x) Takeover Statutes. Assuming the accuracy of the representations and warranties of Parent and Merger Subs made in Section 5.2(c), the restrictions of Section 203 of the DGCL or of any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover Law (each, a “Takeover Law”) or any anti-takeover provision in the Company Organizational Documents shall not apply to the Company, Parent, Merger Subs, the shares of Company Stock, this Agreement, the Support Agreements, the Mergers or any other transactions contemplated by this Agreement. There is no stockholder rights plan or “poison pill” anti-takeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound.
(y) Company Units. As of December 23, 2024, there are 36,510 Company Units.
(z) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.2 or in any closing certificate delivered pursuant to Section 7.3(c), the Company agrees and acknowledges that neither Parent nor any Person on behalf of Parent makes any other express or implied representation or warranty with respect to Parent or any of its Subsidiaries or with respect to any other information provided or made available to the Company in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and Parent shall not have any liability to the Company resulting from the Company’s reliance on any such information. The Company specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.2, that may have been made by any Person, and acknowledges and agrees that Parent, Merger Subs and their respective Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties
5.2. Representations and Warranties of Parent and Merger Subs. Except as set forth in the disclosure schedule delivered to the Company by Parent immediately prior to the execution of this Agreement (the “Parent Disclosure Schedule”) (it being agreed that disclosure of any item in any section or subsection of the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection to the extent (and only to the extent) that the relevance of such item is reasonably apparent on the face of such disclosure), each of Parent and Merger Subs hereby represents and warrants to the Company that:
(a) Organization, Good Standing and Qualification. (i) Parent is a limited liability company duly formed and in good standing under the Laws of the State of Delaware, (ii) Company Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware, (iii) LLC Merger Sub is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware, (iv) each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and (v) each of Parent and Merger Subs is qualified to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business require such qualification, in the case of each of clause (iv) and clause (v), except as does not and would not reasonably be expected, individually or in the aggregate, to prevent, materially delay or materially impair the ability of Parent or either Merger Sub, as applicable, to consummate the Mergers or any other transactions contemplated by this Agreement by the Outside Date.
(b) Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the Mergers or any other transactions contemplated by this Agreement. Each of Parent and Merger Subs has all requisite corporate or limited liability company power and authority and has taken all corporate or limited liability company action necessary to execute, deliver and perform its obligations under this Agreement and to consummate the Mergers and any other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the sole stockholder of Company Merger Sub, which such approval shall occur immediately following the execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Subs and constitutes a valid and binding agreement of Parent and Merger Subs (assuming due authorization, execution and delivery by the Company), enforceable against each of Parent and Merger Subs in accordance with its terms, subject to the Remedies Exceptions.
(c) Governmental Filings; No Violations.
(i) The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable Blue Sky Laws, (C) compliance with any applicable stock exchange rules, and (D) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(ii) The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated in this Agreement do not and will not (A) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in any violation or breach of any provision of the organizational documents of Parent, Merger Subs or any of their respective Subsidiaries, (B) assuming compliance with the matters referred to in Section 5.2(c)(i), conflict with or result in a violation or breach of any applicable Law, (C) assuming compliance with the matters referred to in Section 5.2(c)(i), require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, acceleration of any right or obligation or the loss of any benefit to which the Parent, Merger Subs or any of their respective Subsidiaries are entitled, under any Contract binding upon Parent, Merger Subs or any of their respective Subsidiaries, or to which any of their respective properties, rights or other assets are subject, or any Company Permit necessary to conduct the business of Parent, Merger Subs or any of their Subsidiaries as currently conducted or (D) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent, Merger Subs or any of their Subsidiaries, except in the case of clause (B), clause (C) and clause (D), any such violation, breach or conflict that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(d) Litigation. As of the date of this Agreement, there are no pending or, to the Knowledge of Parent, threatened Actions against Parent or Merger Subs that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
(e) Guarantees. Concurrently with the execution of this Agreement, the Guarantors have delivered to the Company a true, complete and correct copy of its duly executed Guarantees. Each of the Guarantees is in full force and effect, has not been amended or modified and constitutes a legal, valid and binding obligation of the applicable Guarantor, enforceable against it in accordance with its terms, subject to the Remedies Exceptions. No event has occurred that, with or without notice or lapse of time or both, would, or would reasonably be expected to, constitute a default on the part of the applicable Guarantor pursuant to their respective Guarantees.
(f) Financing.
(i) Parent has delivered to the Company true, complete and correct copies of an executed equity commitment letter in effect as of the date hereof, including all exhibits, schedules, annexes and amendments thereto from each Equity Source (each, an “Equity Commitment Letter” and together, the “Equity Commitment Letters”), pursuant to which each Equity Source has committed to provide to Parent, subject to the terms and conditions therein, equity financing in the amount set forth therein for the purposes of financing a portion of the aggregate value of the transactions contemplated by this

Agreement (the “Equity Financing”), which Equity Commitment Letter provides that the Company is a third party beneficiary thereof and is entitled to enforce such agreements, in each case to the extent expressly provided for in the enforcement provisions of the applicable Equity Commitment Letter. There are no side letters or other agreements, contracts, understandings or arrangements that could affect the availability of the Equity Financing other than as expressly set forth in the Equity Commitment Letters delivered to the Company pursuant to this Section 5.2(f)(i).
(ii) As of the date of this Agreement: (A) each Equity Commitment Letter is in full force and effect and is the legal, valid, binding and enforceable obligation of each of the parties thereto; (B) each Equity Commitment Letter has not been amended or modified in any respect and no such amendment or modification is contemplated or pending; and (C) the commitments contained in the Equity Commitment Letters have not been withdrawn, terminated, reduced or rescinded in any respect. As of the date of this Agreement, Parent has paid in full any and all fees (including commitment fees and other fees) required to be paid under the Equity Commitment Letters that are payable on or prior to the date of this Agreement.
(iii) As of the date of this Agreement, there are no conditions precedent or other contingencies related to the funding of the full amount (or any portion) of the Equity Financing except as expressly set forth in the Equity Commitment Letters. As of the date of this Agreement, no event has occurred which (with or without notice, lapse of time or both) could reasonably be expected to constitute a failure to satisfy a condition precedent to the obligations of the Equity Sources to fund the Equity Financing.
(iv) Assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2 and that the Equity Financing is funded in accordance with the Equity Commitment Letters, the net proceeds contemplated by the Equity Commitment Letters and the Rollover, will constitute the funds necessary to consummate the Mergers and the other transactions contemplated by this Agreement, including payment in cash of the aggregate Merger Consideration, the Payoff Amount and payment of the amounts payable to holders of Company Equity Awards in accordance with the terms of this Agreement, and to pay all related fees and expenses required to be paid by Parent and Merger Subs, and to perform their other respective obligations, under this Agreement.
(v) In no event shall the receipt or availability of any funds or financing by or to the Equity Sources, Parent, Merger Subs or any of their respective affiliates or any other financing transaction be a condition to any of the obligations of Parent or Merger Subs hereunder.
(g) Ownership of Merger Subs; No Prior Activities. As of the date of this Agreement, the authorized capital stock of Company Merger Sub consists solely of 100 shares of common stock, par value $0.01 per share, all of which are duly authorized, validly issued and outstanding. LLC Merger Sub has one class of common interests, all of which are duly authorized, validly issued and outstanding. All of the issued and outstanding equity interests of Merger Subs are, and at the Company Merger Effective Time and the LLC Merger Effective Time, as applicable, will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, and, other than equity interests owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent, there are (i) no other equity interests, shares of capital stock or voting securities of Merger Subs, (ii) no securities of Merger Subs convertible into or exchangeable for equity interests, shares of capital stock or voting securities of Merger Subs and (iii) no options or other rights to acquire from Merger Subs, and no obligations of Merger Subs to issue, any equity interests, capital stock, voting securities or securities convertible into or exchangeable for equity interests, capital stock or voting securities of Merger Subs. Neither of Merger Subs has conducted any business prior to the date of this Agreement nor has, and prior to the Company Merger Effective Time will have, any business activities, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement and the Mergers and any other transactions contemplated by this Agreement.
(h) Solvency. Parent is not entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of itself or any of its Affiliates. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the Equity Financing), and assuming the accuracy of the representations and warranties set forth in Section 5.1 in a manner that would satisfy the condition set forth in Section 7.2(a), Parent and each of its Subsidiaries will be Solvent.

(i) Brokers and Finders. Except for any Person whose fees and expenses will be paid by Parent, neither Parent nor Merger Subs has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees for which the Company would be responsible in connection with the Mergers or any other transactions contemplated by this Agreement.
(j) Information Supplied. None of the information supplied or to be supplied by Parent or Merger Subs for inclusion or incorporation by reference in a Proxy Statement (or Information Statement, if applicable) nor any amendment or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading.
(k) Ownership of Shares of Company Stock. None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Nine of the Amended and Restated Certificate of Incorporation of the Company) is, nor at any time in the last three years has been, an “interested stockholder” (as such term is defined in Article Nine of the Amended and Restated Certificate of Incorporation of the Company). None of Parent, Merger Subs or any of their “affiliates” or “associates” (as such terms are defined in Article Nine of the Amended and Restated Certificate of Incorporation of the Company) beneficially owns (or has beneficially owned in the past three years) any shares of Company Stock or other securities of, or economic interests in, the Company.
(l) Covered Transactions. The Mergers and any other transactions contemplated by this Agreement that could involve foreign investment do not constitute a “covered transaction” as defined in 31 C.F.R. 800.213.
(m) Capitalization and Subsidiaries. Casago Global, LLC owns beneficially and of record 100% of the outstanding equity interests of Parent. Parent owns beneficially and of record 100% of the outstanding equity interests of Casago International, LLC (“Casago International”). The assets of Casago International represent (i) substantially all of the assets (other than cash to be contributed to Parent in connection with the Equity Financing that is not used to pay Merger Consideration and the Rollover Shares) that will be or will be deemed to be contributed to Parent in connection with the Mergers, the Rollover and the related transactions contemplated hereby and (ii) the basis for Casago Global, LLC’s and its Affiliates’ proportionate economic ownership of Parent following the Closing as compared to the Equity Financing Sources and Rollover Stockholders. Excluding the obligation to pay the Merger Consideration when due (which is addressed in Section 5.2(f)(iv)), and assuming the Guarantors comply with their obligations in the Guarantee and the Rollover Stockholders comply with their obligations in the Support Agreements, Casago International holds assets sufficient to satisfy Parent’s obligations under this Agreement.
(n) No Other Representations or Warranties. Except for the representations and warranties contained in Section 5.1 or in any closing certificate delivered pursuant to Section 7.2(h), Parent and Merger Subs agree and acknowledge that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Subs in connection with this Agreement or the Mergers, including information conveyed at management presentations, in virtual data rooms or in due diligence sessions and, without limiting the foregoing, including any estimates, projections, predictions or other forward-looking information, and the Company shall not have any liability to Parent or Merger Subs resulting from Parent’s or Merger Subs’ reliance on any such information. Each of Parent and Merger Subs specifically disclaims that it is relying on or has relied on any representations or warranties, other than those representations and warranties contained in Section 5.1, that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of Parent and Merger Subs, on behalf of itself and its Subsidiaries, acknowledges and agrees that it has had reasonable access to, and has been afforded the opportunity to request and review, the books and records of the Company and its Subsidiaries (including in the possession of the Company’s Representatives).

ARTICLE VI
Covenants
6.1. Interim Operations.
(a) During the period commencing on the date hereof and running until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VIII (the “Pre-Closing Period”), except (i) as expressly contemplated, required or permitted by this Agreement (including, for the avoidance of doubt, the Company LLC Units Redemptions), (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned), or (iv) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will, and will cause its Subsidiaries to use reasonable efforts to, (A) conduct their businesses in the ordinary course of business consistent with past practice, (B) manage their working capital in the ordinary course of business consistent with past practice, and (C) preserve intact in all material respects their respective assets, properties, business organizations and relationships with partners, clients, suppliers, distributors and other Persons with which it has material business dealings; provided that no action by the Company or its Subsidiaries with respect to matters specifically permitted by any provision of Section 6.1(b) shall be deemed a breach of this sentence unless such action would otherwise constitute a breach of such provision of Section 6.1(b).
(b) During the Pre-Closing Period, except (i) as expressly contemplated, required or permitted by this Agreement, (ii) as required by applicable Law, (iii) as approved in writing by Parent (such approval not to be unreasonably withheld, delayed or conditioned) or (iv) as set forth on Section 6.1 of the Company Disclosure Schedule, the Company will not, and will cause its Subsidiaries not to:
(i) (A) adopt any change in the certificate of incorporation or bylaws of the Company or (B) adopt any change in the comparable organizational document of any of the Company’s Subsidiaries (including any amendment to the Company LLC Agreement);
(ii) merge or consolidate the Company or any of its Subsidiaries with any other Person, or restructure, reorganize, recapitalize or completely or partially liquidate or dissolve or otherwise enter into any agreement or arrangement imposing restrictions on the assets, operations or business of the Company or any of its Subsidiaries, other than restructuring, reorganization, recapitalization, liquidation or dissolution of any Subsidiary of the Company that are immaterial to the Company and its Subsidiaries, taken as a whole, and to the extent such actions are not expected to be adverse to Parent;
(iii) issue, sell, pledge, encumber, dispose of or grant, or authorize the issuance, sale, pledge, encumbrance, disposition or grant of, any shares of capital stock of the Company or any of its Subsidiaries, or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants, restricted shares, restricted share units, performance share units, stock appreciation rights, phantom stock or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities, in each case, other than (A) any such transaction among the Company and its Subsidiaries or among the Company’s Subsidiaries or (B) any grant or issuance of shares of Company Stock or Company LLC Units (1) in redemption of Company LLC Units in accordance with the terms of the Company LLC Agreement, (2) in respect of any exercise of Company Options or Company SARs, (3) in settlement of any Company RSUs or Company PSUs or (4) in connection with the conversion or cancellation of any Class G Units or Class G Common Stock;
(iv) make any loans, advances or capital contributions to or investments in any Person (other than to the Company or any of its Subsidiaries);
(v) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise with respect to any of its capital stock, except for (A) dividends or other distributions paid by any Subsidiary of the Company to the Company or to any other Subsidiary of the Company and (B) distributions in accordance with Section 5.03 of the Company LLC Agreement, to the extent consistent with past practice;
(vi) reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock except for (A) any such transaction solely among the Company and any of its Subsidiaries or solely among any of the Company’s Subsidiaries, (B) acquisitions of shares of

Company Stock or Company LLC Units in satisfaction of withholding obligations in respect of Company Equity Awards, or (C) acquisitions of Company LLC Units in connection with a redemption of such Company LLC Units in accordance with the terms of the Company LLC Agreement;
(vii) create, incur, assume or guarantee any Indebtedness for borrowed money or issue any debt securities or guarantees of the same or any other Indebtedness, except for (A) borrowings in the ordinary course of business under the Company Credit Agreement, (B) guarantees or credit support provided by the Company or any of its Subsidiaries of the obligations of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice to the extent such Indebtedness is in existence on the date of this Agreement or incurred in compliance with clause (A) of this Section 6.1(b)(vii), and (C) any Indebtedness solely among the Company and its Subsidiaries or among the Company’s Subsidiaries;
(viii) (A) other than in the ordinary course of business consistent with past practice, enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement, (B) amend, modify or waive in any material respect or in a manner adverse to the Company or any of its Subsidiaries, or terminate, any Material Contract (other than renewals or expirations of any such Contract in accordance with its terms), or (C) make any materially adverse changes to the Company’s policies regarding minimum quality, revenue or commission rates with respect to entry into new homeowner customer contracts or renewals of existing homeowner customer contracts;
(ix) make any material changes to the Company’s sales and marketing budget set forth on Section 6.1(b)(ix) of the Company Disclosure Schedule;
(x) make any material changes with respect to financial accounting policies or procedures, except as required by Law or by U.S. GAAP or official interpretations with respect thereto or by any Governmental Authority or quasi-Governmental Authority (including the Financial Accounting Standards Board or any similar organization);
(xi) settle any Action for an amount in excess of $500,000 individually or $1,500,000 in the aggregate other than (A) any settlement or compromise where the amount paid or to be paid by the Company or any of its Subsidiaries is fully covered (less retention or deductible under the applicable insurance policy) by insurance coverage amounts maintained by the Company or any of its Subsidiaries, and (B) settlements or compromises of any Action for an amount not materially in excess of the amount, if any, reflected or specifically reserved in the balance sheet (or the notes thereto) of the Company included in the Company Reports filed prior to the date hereof (with materiality measured relative to the amount so reflected or reserved, if any); provided that, in the case of each of the foregoing clause (A) and clause (B), the settlement or compromise of such Action does not (x) impose any non-de minimis restriction on the business or operations of the Company or any of its Subsidiaries (or Parent or any of its Subsidiaries after the Closing) and (y) include any non-de minimis non-monetary or injunctive relief, or the admission of wrongdoing, by the Company or any of its Subsidiaries or any of their respective officers or directors;
(xii) assign, transfer, sell, lease, license, encumber (other than Permitted Liens), abandon, permit to lapse, or otherwise dispose of any material assets or property (including any material Intellectual Property rights) except (A) as may be required by a Governmental Authority to permit or facilitate the consummation of the Mergers or any of the other transactions contemplated in this Agreement solely to the extent required pursuant to Section 6.5, (B) transactions among the Company and its Subsidiaries or among the Company’s Subsidiaries, (C) as permitted under the Company Credit Agreement, or (D) in the ordinary course of business and in no event in an amount or value exceeding $750,000 individually or $2,000,000 in the aggregate;
(xiii) except as required by the terms of any Plan in effect on the date of this Agreement: (A) grant any equity or equity-based awards or increase the compensation or other benefits payable or provided to the current or former employees, officers, directors or other individual service providers of the Employer Entities; (B) increase or accelerate the funding, payment or vesting of compensation or benefits provided under any Plan; (C) grant any cash or equity or equity-based incentive awards, bonus, change of control, severance or retention award or similar types of payments or benefits to any current or former employees, officers, directors or other individual service providers of the Employer Entities; (D) establish, adopt, enter into, terminate or materially amend any Plan (or any plan, program, agreement or arrangement that would be a Plan if in effect on the date hereof) other than (x) offer letters or similar arrangements extended to newly hired individuals following the date hereof where such letters or arrangements do not provide for severance or equity-based compensation or (y) in connection with routine, immaterial or ministerial amendments to health and welfare plans that do not materially increase benefits or result in a material increase in administrative costs; or (E) amend or modify any performance criteria, metrics or targets under any Plan such that, as compared to those criteria, metrics or targets under any Plan in effect as of the date of this Agreement, the performance criteria, metrics or targets would reasonably be expected to be more likely to be achieved than in the absence of such amendment or modification;
(xiv) acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation or otherwise), other than the acquisition of assets from vendors or Suppliers of the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice;
(xv) make (other than in a manner consistent with past practice), change or revoke any material Tax election or change any annual Tax accounting period or method of Tax accounting, intentionally surrender any right to claim for a material Tax refund, credit, offset or other reduction in Tax liability, file any amended income Tax Return or other material amended Tax Return; enter into any closing agreement in respect of any material Tax; waive or extend the statute of limitations in respect of any Taxes, or settle, resolve or otherwise dispose of any material Action in respect of Taxes;
(xvi) incur, or commit to incur, any capital expenditures that are in excess of $500,000 individually or $1,500,000 in the aggregate, other than any capital expenditure (or series of related capital expenditures) made in accordance with the Company’s annual capital expenditure budget for periods following the date of this Agreement, as provided to Parent prior to the date hereof;
(xvii) (A) make any material modifications to any material Business Systems, excluding, for the avoidance of doubt, any routine updates or previously scheduled upgrades necessary for the continued performance, function or operation of such Business Systems, or (B) enter into, terminate, or materially amend or modify, any Contract for the purchase, license or integration of any material property management system Software;
(xviii) voluntarily terminate, suspend, abrogate, amend or modify any material Company Permit in a manner materially adverse to the Company and its Subsidiaries, taken as a whole;
(xix) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former officer, manager, employee or independent contractor of the Employer Entities;
(xx) (A) negotiate or enter into any Collective Bargaining Agreement, (B) voluntarily certify or recognize any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or any Company Subsidiary, or (C) implement or announce any plant closings, mass layoffs, group terminations, or other actions affecting employees of the Company or any Company Subsidiary that trigger notice requirements under the WARN Act;
(xxi) enter into any Real Property Lease, or modify, renew or terminate any Real Property Lease, in each case, unless in the ordinary course of business and the annual payment obligations thereunder by the Company or any of its Subsidiaries do not exceed $500,000 individually or $2,000,000 in the aggregate; or
(xxii) agree, authorize or commit to do any of the foregoing.
(c) Nothing contained in this Agreement is intended to give Parent or Merger Subs or any of their Affiliates, directly or indirectly, the right to control or direct the operations of the Company and its Subsidiaries prior to the Company Merger Effective Time. Prior to the Company Merger Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

(d) Subject to the terms of this Agreement, including Section 6.5 and Section 6.13, from the date of this Agreement until the Company Merger Effective Time, none of Parent, Merger Subs or their respective Subsidiaries shall (i) knowingly take any action that would prevent, materially delay or materially impede the consummation of the Equity Financing; or (ii) acquire or agree to acquire by merging or consolidating with, or by purchasing substantially all of the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition, as applicable, would reasonably be expected to materially increase the risk of any Governmental Authority entering an Order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated by this Agreement, including the Mergers.
6.2. Acquisition Proposals; Change of Recommendation.
(a) No Solicitation or Negotiation. Subject to the terms of this Section 6.2, from the date of this Agreement until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company will, and will cause its Subsidiaries and its and their respective employees, officers and directors to, and will instruct and use its reasonable best efforts to cause each of its and their respective other Representatives to, (x) immediately cease and cause to be terminated any solicitations, communications, discussions or negotiations with any Person or Group that would be prohibited by this Section 6.2(a) and cease providing any further information with respect to the Company or any Acquisition Proposal to any such Person or Group or its or their Representatives or financing sources (other than Parent, its Affiliates and their respective Representatives and Equity Sources); (y) immediately terminate all access granted to any such Person or Group and its or their Representatives to any physical or virtual data room (or any other diligence access) maintained by the Company or any of its Representatives with respect to the transactions contemplated hereby; and (z) promptly following the date of this Agreement (and in any event within two Business Days thereof) request in writing the prompt return or destruction of all non-public information concerning the Company or its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an Acquisition Proposal was entered into at any time within the six-month period immediately preceding the date of this Agreement, to the extent not already requested by the Company. From and after the date of this Agreement until the earlier of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that, except as permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the employees (including any officers) and directors of it or its Subsidiaries shall, and that it shall instruct and use its reasonable best efforts to cause its and its Subsidiaries’ other Representatives not to, directly or indirectly:
(i) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any nonpublic information or data to any Person or Group (other than Parent, its Affiliates and their respective Representatives and Equity Sources) relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 6.2 prohibit such discussions);
(iii) furnish to any Person (other than Parent, its Affiliates and their respective Representatives and Equity Sources) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(iv) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal;
(v) enter into any Alternative Acquisition Agreement, other than an Acceptable Confidentiality Agreement permitted by Section 6.2(b); or
(vi) authorize, resolve, agree or commit to do any of the foregoing.

(b) Notwithstanding anything in Section 6.2(a) to the contrary, prior to the receipt of the Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal received after the date of this Agreement that did not result from a breach of this Section 6.2, the Company (acting under the direction of the Special Committee) may, or may authorize its Representatives to, (i) provide information in response to a request therefor by a Person or Group who has made such a bona fide written Acquisition Proposal if the Company receives from such Person or Group so requesting such information an Acceptable Confidentiality Agreement; provided that such Acceptable Confidentiality Agreement need not prohibit the making, or amendment, of an Acquisition Proposal; and provided, further, that the Company shall substantially concurrently disclose (and, if applicable, provide copies of) any such information to Parent to the extent not previously disclosed or provided; and (ii) engage or participate in any discussions or negotiations with any Person or Group who has made such a bona fide written Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (i) or clause (ii), the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith based on the information then available and after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal and that the failure to take action pursuant to this Section 6.2(b) would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law. Anything in this Agreement to the contrary notwithstanding, the Company, directly or indirectly through one or more of its Representatives, may, prior to the receipt of the Company Stockholder Approvals, seek clarification from (but not engage in negotiations with or provide non-public information to) any Person or Group that has made an Acquisition Proposal after the date of this Agreement solely to clarify and understand any ambiguous terms and conditions of such proposal that are necessary to provide adequate information for the Company Board or the Special Committee to make an informed determination under this Section 6.2. During the Pre-Closing Period, the Company will not be required to enforce, and, if requested, will be permitted to waive, any provision of any “standstill” or confidentiality agreement solely to the extent that such provision prohibits or purports to prohibit a non-public proposal being made to the Company Board (or any committee thereof, including the Special Committee).
(c) No Change in Recommendation or Alternative Acquisition Agreement. Except as permitted by Section 6.2(d), the Company Board, or a committee thereof, including the Special Committee, shall not:
(i) fail to make, withhold, withdraw, qualify or modify or resolve to (in a manner adverse to Parent) (or publicly propose or resolve to withhold, withdraw, qualify or modify (in a manner adverse to Parent)) the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent if (A) any Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board, acting upon the recommendation of the Special Committee, fails to publicly recommend against acceptance of such tender or exchange offer by the holders of shares of Company Stock within ten Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Acquisition Proposal is publicly announced and the Company Board, acting upon the recommendation of the Special Committee, fails to issue a public press release within ten Business Days of such public announcement reaffirming the Company Recommendation or stating that the Company Recommendation has not been changed);
(ii) authorize, adopt, approve, endorse, recommend or publicly declare advisable (or publicly propose to authorize, adopt, approve, endorse, recommend or otherwise declare advisable), any Acquisition Proposal or submit any Acquisition Proposal to a vote of the holders of Company Stock;
(iii) fail to include the Company Recommendation in the Proxy Statement; and
(iv) except as expressly permitted by, and after compliance with, this Section 6.2, approve or recommend, or declare advisable or propose to enter into, or cause or permit the Company to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, joint venture agreement, share exchange agreement or other similar definitive agreement with respect to any Acquisition Proposal (an “Alternative Acquisition Agreement,” and any of the actions set forth in the foregoing Section 6.2(c)(i) through Section 6.2(c)(iv), a “Change of Recommendation”).

(d) Superior Proposal Termination; Changes of Recommendation.
(i) Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Company Stockholder Approvals, in response to a bona fide written Acquisition Proposal that did not arise from a breach of the obligations set forth in this Section 6.2, either the Company Board (acting on the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation or cause the Company to terminate this Agreement pursuant to Section 8.1(h), if prior to taking either such action (A) the Company Board (acting on the recommendation of the Special Committee), or the Special Committee, as applicable, determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have given three Business Days’ prior written notice to Parent that the Company has received such proposal, specifying the material terms and conditions of such proposal (identity of the Person or Group making such proposal) and providing copies of the most recent versions of all proposed agreements relating to such proposal, and that the Company intends to take such action, and during such three Business Day period (the “Match Period”), the Company and Special Committee shall (and shall cause the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to) participate in good faith negotiations with Parent and its Representatives should Parent propose to make adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees; and at the end of the Match Period, prior to taking action to effect a Change of Recommendation or terminate this Agreement pursuant to Section 8.1(h) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines (taking into account any adjustment to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees committed to by Parent in writing in response to such Acquisition Proposal, if any) in good faith, after consultation with its financial advisors and outside legal counsel, that the Acquisition Proposal remains a Superior Proposal and that the failure to effect a Change of Recommendation in response to such Superior Proposal would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any change to the financial terms of, or any other material amendment or material modification to, any Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(d)(i) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.2(d)(i) shall be reduced to two Business Days and the Match Period in respect of such new written notice shall be two Business Days.
(ii) Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Company Stockholder Approvals, in response to an Intervening Event, the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee may effect a Change of Recommendation if prior to taking such action (A) the Company Board (acting on the recommendation of the Special Committee) or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law, (B) the Company shall have given three Business Days’ prior notice to Parent that the Company has determined that an Intervening Event has occurred or arisen (which notice will describe such Intervening Event in detail) and that the Company intends to effect a Change of Recommendation, and after giving such notice and prior to effecting such Change of Recommendation, the Company and the Special Committee negotiates (and causes the Company’s officers, employees, financial advisors, outside legal counsel and other Representatives to negotiate) in good faith with Parent and its Representatives (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees in response thereto; and at the end of the three Business Day period, prior to taking action to effect a Change of Recommendation, the Company Board (acting on the recommendation of the Special Committee) or Special Committee takes into account any adjustments or revisions to the terms and conditions of this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees committed to by Parent in writing in response to such notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the failure to effect a Change of Recommendation in response to such Intervening Event would be reasonably likely to be inconsistent with its fiduciary obligations under applicable Law; provided that in the event of any material changes regarding any Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.2(d)(ii) with respect to such new written notice, except that the advance written notice obligation set forth in Section 6.2(d)(ii) shall be reduced to two Business Days. “Intervening Event” means any material change, effect, event, occurrence or development that was not known to the Special Committee as of the date of this Agreement, or, if known, the magnitude or consequences were not known to or reasonably foreseeable by the Special Committee as of the date of this Agreement; provided, however, that in no event shall (x) an Acquisition Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, an Acquisition Proposal) or any matter related thereto or consequences thereof, (y) any change, in and of itself, in the price or trading volume of the shares of Class A Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition) or (z) the fact, in and of itself, that the Company exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been an Intervening Event, to the extent otherwise permitted by this definition), constitute or be deemed to contribute to an Intervening Event.
(e) Certain Permitted Disclosure. Anything in this Agreement to the contrary notwithstanding, the Company, the Company Board (acting on the recommendation of the Special Committee) or the Special Committee, may, to the extent applicable, disclose to the Company’s stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or make any “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act, or any similar statement in response to any publicly disclosed Acquisition Proposal as required by applicable Law which is not otherwise a Change of Recommendation; provided, however, that nothing in this Section 6.2(e) or any other provision of this Agreement shall be construed to permit the Company to effect any Change of Recommendation other than in accordance with and to the extent permitted by Section 6.2(d).
(f) Notice. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Company Merger Effective Time, the Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Parent in writing if an Acquisition Proposal is received by, any non-public information is requested from, or any discussions or negotiations regarding an Acquisition Proposal are sought to be initiated or continued with, it or any of its Representatives and shall provide, in connection with such notice, (x) the identity of the Person or Group making such proposal and (y) a summary of the material terms and conditions of any Acquisition Proposal (including the form and amount of consideration and proposed financing arrangements) and, if in writing, a copy thereof and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within twenty-four (24) hours), of the status and terms of any such Acquisition Proposal and the status of any such discussions or negotiations. The Company agrees that it and its Subsidiaries will not enter into any agreement with any Person subsequent to the date of this Agreement which prohibits the Company from providing any information to Parent in accordance with this Section 6.2.
(g) Breach by Representatives. The Company agrees that any breach of this Section 6.2 by any director, officer or other Representative of the Company will be deemed to be a breach of this Section 6.2 by the Company. The Company will not authorize, direct or knowingly permit any consultant or employee of the Company to breach this Section 6.2, and upon becoming aware of any breach or threatened breach of this Section 6.2 by a Representative of the Company, shall use its reasonable best efforts to stop such breach or threatened breach.
6.3. Proxy Statement Filing; Schedule 13e-3; Information Supplied; Information Statement.
(a) The Company shall prepare and file with the SEC, and Parent shall reasonably cooperate with the Company in connection therewith, as promptly as reasonably practicable after the date of this Agreement (and in any event, no later than 36 calendar days thereafter), a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”). The Company will use its commercially reasonable efforts to have the preliminary Proxy Statement cleared by the SEC as promptly as reasonably practicable after such filing.
(b) The Company and Parent shall cooperate to, concurrently with the preparation and filing of the Proxy Statement (and in any event, no later than 36 calendar days after the date of this Agreement), jointly prepare and file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.
(c) The Company shall promptly notify Parent, and Parent shall promptly notify the Company, as applicable, of the receipt of all comments from the SEC with respect to the Proxy Statement or the Schedule 13e-3 and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to the other Party copies of all correspondence between such Party or any of its Representatives and the SEC with respect to the Proxy Statement or the Schedule 13e-3, as applicable. Each of the Company and Parent shall provide Parent and the Company, as applicable, and their respective outside legal counsel and other Representatives a reasonable opportunity to participate in any discussions or meetings with the SEC (or portions of any such discussions or meetings that relate to the Schedule 13e-3). The Company and Parent shall use their respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement and the Schedule 13e-3 from the SEC and the Company shall cause the definitive Proxy Statement and the Schedule 13e-3 to be mailed to the stockholders of the Company as promptly as possible after confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the tenth calendar day after filing the Proxy Statement that the SEC will or will not be reviewing the Proxy Statement (such date, the “SEC Clearance Date”).
(d) The Company agrees, as to itself and its Subsidiaries, that the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company and Parent agree, as to themselves and their Affiliates, that the Schedule 13e-3 will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company, Parent and Merger Subs shall ensure that none of the information supplied by it for inclusion in the Proxy Statement or the Schedule 13e-3 will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent, its Affiliates or its or their respective Representatives for inclusion or incorporation by reference in the Proxy Statement or the Schedule 13e-3. If at any time prior to the Company Stockholders Meeting, any information relating to the Company or Parent, or any of their respective Affiliates or its or their respective Representatives, should be discovered by a Party, which information should be set forth in an amendment or supplement to the Proxy Statement or the Schedule 13e-3, as applicable, so that either the Proxy Statement or the Schedule 13e-3 would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall as promptly as practicable following such discovery notify the other Party or Parties (as the case may be) and after such notification, as and to the extent required by applicable Law, (i) the Company shall promptly prepare (with the assistance of Parent as provided for in this Section 6.3) an amendment or supplement to the Proxy Statement, (ii) the Company and Parent shall promptly prepare an amendment or supplement to the Schedule 13e-3 or (iii) the Company shall cause the Proxy Statement or the Schedule 13e-3 as so amended or supplemented to be filed with the SEC and to be disseminated to its stockholders.
(e) The Company shall provide Parent with a reasonable opportunity to review drafts of the Proxy Statement and any other documents related to the Company Stockholders Meeting and will consider in good faith any comments provided by Parent in connection with such review. The Company and Parent shall

(i) provide each other with a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the other Party, its outside legal counsel and its other Representatives.
(f) Notwithstanding anything in this Section 6.3 to the contrary, if the Company receives executed written consents from stockholders sufficient to obtain the Company Stockholder Approval (“Stockholder Consents”) on or prior to the 14th day following the date of this Agreement, the Company shall, in lieu of filing the Proxy Statement, file with the SEC an information statement containing (A) the information specified in Schedule 14C under the Exchange Act concerning the Stockholder Consents and the Mergers, (B) the notice of action by written consent required by Section 228(e) of the DGCL and (C) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL (the “Information Statement”). In the event the Stockholder Consents are obtained and the Company files the Information Statement, the provisions of this Agreement that apply to the Proxy Statement shall instead apply to the Information Statement.
6.4. Company Stockholders Meeting. Subject to Section 6.3(f), the Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws, all action necessary to convene a meeting of its stockholders (including any adjournment, recess, postponement or other delay thereof, the “Company Stockholders Meeting”) as promptly as reasonably practicable after the SEC Clearance Date, to consider and vote upon the adoption of this Agreement and to cause such vote to be taken, and shall not postpone or adjourn such meeting, except to the extent advised by counsel to be necessary to comply with Law or pursuant to the following sentence. Notwithstanding anything to the contrary in this Agreement, (a) the Company (acting on the recommendation of the Special Committee) may (and if requested by Parent on no more than two occasions, shall for a reasonable period of time) adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting for a reasonable period to solicit additional proxies, if the Company or Parent, as applicable, reasonably believes there will be insufficient shares of Company Stock represented (either in person or by proxy) to constitute a quorum necessary either to conduct the business of the Company Stockholders Meeting or to obtain the Company Stockholder Approvals (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting more than two times pursuant to this clause (a) without Parent’s prior written consent) and (b) the Company (acting on the recommendation of the Special Committee) may adjourn, recess, postpone or otherwise delay the Company Stockholders Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement that is required by applicable Law is provided to the stockholders of the Company within a reasonable amount of time in advance of the Company Stockholders Meeting; provided that, in each case of the foregoing clauses (a) and (b), unless agreed in writing by the Company and Parent, any single such adjournment, recess or postponement shall be for a period of no more than ten Business Days. Subject to Section 6.3(e), the Company Board shall include the Company Recommendation in the Proxy Statement and the Schedule 13e-3 and shall use reasonable best efforts to obtain the Company Stockholder Approvals. Without the prior written consent of Parent, the matters required to obtain Company Stockholder Approvals shall be the only matters (other than matters of procedure, including adjournment or postponement thereof, and matters required by Law to be voted on by the Company stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the Company stockholders at the Company Stockholders Meeting. The Company shall cooperate and keep Parent reasonably informed regarding its solicitation efforts and voting results following mailing of the definitive Proxy Statement.
6.5. Efforts; Cooperation; Antitrust Matters.
(a) Subject to the terms of this Agreement, each of the Company, Parent and Merger Subs shall use reasonable best efforts to: (i) take, or cause to be taken, all actions, and to promptly do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws to cause the conditions precedent set forth in Article VII to be satisfied and consummate and make effective the Mergers and any other transactions contemplated by this Agreement when required in accordance with Article VII as promptly as reasonably practicable and in any event prior to the Outside Date; (ii) obtain from any Governmental Authority any consents, licenses, permits, waivers, approvals, authorizations, clearances or Orders advisable or required to be obtained by Parent, the Company or any of their respective Affiliates, including under the Antitrust Laws (including by making an appropriate response to requests from any such Governmental Authorities); (iii) avoid or defend against, as applicable, any Action by any Governmental Authority, in connection with the authorization, execution and delivery of this

Agreement and the consummation of the Mergers or any other transactions contemplated by this Agreement, including the Mergers; and (iv) as promptly as reasonably practicable, make or cause to be made any other required or advisable registrations, declarations, submissions and filings with respect to the Mergers or any other transactions contemplated by this Agreement required under the Exchange Act, any other applicable federal or state securities Laws, and any other applicable Law. The Company and its Subsidiaries shall reasonably cooperate to facilitate the receipt by Parent and its Affiliates of any approvals or to take any other reasonable actions required to permit Parent and its Affiliates (including the Company and its Subsidiaries following the Closing) to operate in compliance with applicable Law following the consummation of the Mergers.
(b) Without limiting the generality of anything contained in this Section 6.5, Parent and the Company shall: (i) give the other Parties prompt notice of the making or commencement of any request or proceeding by or before any Governmental Authority with respect to the Mergers or any other transactions contemplated by this Agreement; (ii) keep the other Parties informed as to the status of any such request or proceeding; (iii) give the other Parties notice and an opportunity to participate in any substantive communication made to the United States Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “DOJ”), or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement and (iv) promptly notify the other Parties of any communication from the FTC, the DOJ or any other domestic, foreign or supranational Governmental Authority pursuant to any Antitrust Laws regarding the Mergers or any other transactions contemplated by this Agreement. Subject to applicable Laws relating to the exchange of information, Parent and the Company shall have the right to review in advance, and each will consult with the other on and consider in good faith the views of the other in connection with, any filing made with, or substantive written materials submitted or substantive communication made to any Governmental Authority pursuant to any Antitrust Laws in connection with the Mergers or any other transactions contemplated by this Agreement (including the Proxy Statement and the Schedule 13e-3). In addition, except as may be prohibited by any Governmental Authority or by any applicable Law, each Party will permit authorized representatives of the other Parties to be present at each non-ministerial meeting, conference, videoconference, or telephone call and to have access to and be consulted in connection with any substantive presentation, letter, white paper, or proposal made or submitted to any Governmental Authority pursuant to any Antitrust Laws in connection with such request or proceeding. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient unless express permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be); provided that materials provided pursuant to this Section 6.5 may be redacted (x) to remove references concerning the valuation of the Company, (y) as necessary to comply with contractual obligations and (z) as necessary to address reasonable privilege concerns.
(c) Subject to applicable Laws and as required by any Governmental Authority, the Company, on the one hand, and Parent, on the other hand, each shall keep the other apprised of the status of matters relating to completion of the Mergers and the other transactions contemplated hereby, including promptly furnishing the other with copies of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement or (ii) upon receiving any material notice or other material communication from any third party whose consent or approval is required for consummation of the Mergers or the other transactions contemplated by this Agreement or any Governmental Authority in each case in connection with such consents or the transactions contemplated by this Agreement.
(d) If any objections are asserted with respect to the transactions contemplated by this Agreement under any Antitrust Law, or if any lawsuit or other proceeding, whether judicial or administrative, is instituted (or threatened to be instituted), including any proceeding by any Governmental Authority or private party, challenging the Mergers or any other transactions contemplated by this Agreement as violative of any Antitrust Law or which would otherwise prohibit or materially impair or delay in connection with any Antitrust Law the consummation of the Mergers or any other transactions contemplated by this Agreement, each of Parent and the Company shall (and shall cause their respective Subsidiaries to) use their respective reasonable best efforts to resolve any such objections.
(e) For purposes of this Agreement, “Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.
6.6. Information; Access and Reports.
(a) The Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Affiliates, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Schedule 13e-3 or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Affiliates to any Governmental Authority in connection with the Mergers and any other transactions contemplated by this Agreement.
(b) Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford Parent’s officers and other authorized Representatives reasonable access, during normal business hours and consistent with applicable Law, upon reasonable advance notice, from the date of this Agreement until the earlier of the Company Merger Effective Time and the termination of this Agreement in accordance with Article VIII, to its employees and other personnel and contracts and other books and records, including, solely to the extent consistent with Section 6.8 of the Company Disclosure Schedule, any information reasonably requested by Parent or its Representatives in connection with post-Closing integration and transition matters (other than any such matters that relate to the negotiation and execution of this Agreement (including with respect to the consideration or valuation of the Mergers or any financial or strategic alternatives thereto)) or, subject to Section 6.2, any Acquisition Proposal or Superior Proposal); provided that the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries and no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company herein, and provided, further, that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information, that would reasonably be expected to result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure or (ii) to disclose any privileged information of the Company or any of its Subsidiaries; provided that in the event the Company does not disclose certain information pursuant to the foregoing clause (i) and clause (ii), at Parent’s reasonable request the Parties shall use commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the non-disclosure to the greatest extent reasonably possible, including by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement with respect to any information to be so provided. Notwithstanding the foregoing, Parent and its Representatives shall not be permitted to perform any invasive on-site procedures (including any invasive on-site study) with respect to any property of the Company or its Subsidiaries without the Company’s prior written consent. All requests for information made pursuant to this Section 6.6 shall be directed to the executive officer or other Person designated by the Company. The Non-Disclosure Agreement, dated as of June 27, 2024, by and between the Company and Casago International, LLC (the “Confidentiality Agreement”), shall apply with respect to information furnished by the Company, its Subsidiaries and their respective Representatives hereunder.
(c) To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the Parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
6.7. Stock Exchange Delisting. The Company and Parent shall cooperate to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable under applicable Laws and rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the shares of Class A Common Stock from Nasdaq and the deregistration of the shares of Class A Common Stock under the Exchange Act as promptly as practicable after the Company Merger Effective Time.
6.8. Publicity. The initial press release regarding the Mergers shall be a joint press release of Parent and the Company reasonably acceptable to Parent and the Company. Thereafter, neither the Company nor Parent, nor any of their respective Affiliates or Representatives, shall issue any press release or make any other public announcement or public statement (to the extent not previously publicly disclosed or made in accordance with this Agreement) or make any internal announcement to employees, in each case, with respect to this Agreement or the Mergers or any other transactions contemplated by this Agreement without consulting with each other and providing meaningful opportunity for review and giving due consideration to reasonable comment by the other Party, except (a) as such press release or other public announcement may be required by applicable Law, in which case the Party required to issue the release or make the announcement shall use commercially reasonable efforts to provide the other Party with a reasonable opportunity to review and comment on such release or announcement in advance of its issuance and shall give reasonable and good-faith consideration to any such comments proposed by the other Party, (b) subject to Section 6.2, if applicable under the circumstances, in connection with a Change of Recommendation or Acquisition Proposal or (c) any disclosure of information concerning this Agreement in connection with any dispute between the Parties regarding this Agreement. Notwithstanding anything to the contrary in this Section 6.8, (i) each of the Parties may make public statements in response to questions by the press, analysts, investors, business partners or those attending industry conferences or financial analyst conference calls, so long as any such statements (x) are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company or to the extent that they have been reviewed and previously approved by both Parent and the Company and (y) do not reveal material, nonpublic information regarding the other Parties, the Mergers or the other transactions contemplated hereby and (ii) Parent, Merger Subs and their respective Affiliates may, without consultation or consent, make ordinary course disclosure and communication to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions and so long as any such statements are consistent with previous press releases, public disclosures or public statements made jointly by Parent and the Company. In addition, the Parties shall cooperate in good faith with respect to the terms and conditions set forth on Section 6.8 of the Company Disclosure Schedule.
6.9. Employee Benefits.
(a) Parent agrees that each employee as of immediately prior to the Closing who continues to be employed with the Employer Entities immediately following the Closing (each such employee, a “Continuing Employee”) shall, during the period commencing on the Closing Date and ending on the first anniversary thereof (or the date of termination of employment of the relevant Continuing Employee, if sooner), be provided with (i) a base salary or base wage no less than the base salary or base wage provided to such Continuing Employee by the Employer Entities immediately prior to the Company Merger Effective Time, (ii) target cash bonus opportunities that are no less favorable than the target cash bonus opportunities as in effect for such Continuing Employee immediately prior to the Company Merger Effective Time, and (iii) retirement and health and welfare benefits (other than deferred compensation, defined benefit pension benefits or retiree health and welfare benefits) that are substantially similar in the aggregate to the retirement and health and welfare benefits (other than deferred compensation, defined benefit pension benefits or retiree health and welfare benefits) provided to such Continuing Employee immediately prior to the Company Merger Effective Time. In addition, Parent will take the actions described in Section 6.9(a) of the Company Disclosure Schedule.

(b) Parent shall cause (i) any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates in which Continuing Employees participate in the year in which the Closing Date occurs to be waived with respect to the Continuing Employees and their eligible dependents to the extent such conditions or limitations were waived or satisfied under the corresponding Employee Benefit Plan, (ii) the amount of eligible expenses incurred by each Continuing Employee and his or her eligible dependents during the portion of the plan year ending on the Closing Date that were credited to deductible and maximum out-of-pocket co-insurance requirements under the group health Employee Benefit Plans to be credited for purposes of satisfying the corresponding deductible and maximum out-of-pocket co-insurance requirements under the corresponding benefit plans of Parent and its Affiliates for the applicable plan year and (iii) any of its (or its Affiliates’) employee benefit plans (including disability pay continuation plans) in which the Continuing Employees are entitled to participate to take into account for purposes of eligibility, vesting (other than with respect to future equity awards) and future vacation benefit accrual thereunder, service by such Continuing Employees to the Employer Entities or predecessors as if such service were with Parent, to the same extent and for the same purpose as such service was credited under a comparable Employee Benefit Plan, in each case, except to the extent it would result in a duplication of compensation or benefits.The Parties hereby acknowledge and agree that the transactions contemplated by this Agreement shall constitute a “change in control,” “change of control” or term or concept of similar import of the Company and its Subsidiaries under the terms of the Plans.
(c) Notwithstanding the foregoing, nothing contained in this Agreement shall (i) be treated as an establishment or amendment of any particular Plan, (ii) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Company Merger Effective Time, any Employee Benefit Plan, in each case, in accordance with their terms, (iii) obligate Parent, the Surviving Corporation or any of their Affiliates to retain the employment of any particular employee or (iv) create any third-party beneficiary rights, including for the benefit of any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to this Section 6.9 or any compensation, terms and conditions of employment and/or benefits that may be provided to any Continuing Employee by Parent, the Surviving Corporation or any of their Affiliates or under any benefit plan that Parent, the Surviving Corporation or any of their Affiliates may maintain.
6.10. Expenses. Except as provided in Section 8.2, whether or not the Mergers are consummated, all fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Mergers and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such fees or expenses, except that (a) costs, fees and expenses incurred in connection with the filing fee for the Proxy Statement and the Schedule 13e-3 and printing and mailing the Proxy Statement and the Schedule 13e-3 shall be borne by Parent, (b) any documented fees, costs and expenses incurred, paid or payable by the Company or its Subsidiaries (including all reasonable and documented attorneys’ and financial advisor fees) (collectively, the “Amendment Fees”) solely in connection with any amendment or refinancing of the Company Credit Agreement in connection with the transactions contemplated by this Agreement shall be borne by Parent and payable by Parent on the earlier of the termination of this Agreement or the Closing Date (as applicable, the “Amendment Fee Payment Date”).
6.11. Indemnification; Directors’ and Officers’ Insurance.
(a) From and after the Company Merger Effective Time, Parent shall cause the Surviving Corporation to indemnify and hold harmless, to the fullest extent permitted under applicable Law and the organizational documents of the Company and each Company Subsidiary in effect on the date of this Agreement, as applicable (and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law and the organizational documents of the Company and each Company Subsidiary in effect on the date of this Agreement, as applicable, provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former director, officer, employee, member, manager, trustee or fiduciary of the Company and its Subsidiaries (or any of their respective employee benefit plans) (each an “Indemnified Party” and collectively, the “Indemnified Parties”), against any costs or expenses (including reasonable and reasonably documented attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of (i) their service as such or their service at the request of the Company or its Subsidiaries as a director, officer, employee, member, manager, trustee or fiduciary of any other corporation, partnership or joint venture, trust, employee benefit plan or other enterprise or (ii) services performed by such Indemnified Parties at the request of the Company or its Subsidiaries, in each case at or prior to the Company Merger Effective Time, whether asserted or claimed prior to, at or after the Company Merger Effective Time, including with respect to the Mergers and any other transactions contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Corporation or any of their respective Affiliates will settle, compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any legal proceeding for which an Indemnified Party sought indemnification pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Parties from all liability arising out of such Indemnified Party proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Party complies or complied with any applicable standard shall be made by independent legal counsel selected by the Surviving Corporation (which counsel shall be reasonably acceptable to such Indemnified Party), the fees and expenses of which shall be paid by the Surviving Corporation or Parent.
(b) Parent and Merger Subs agree that all rights to exculpation or indemnification for acts or omissions occurring at or prior to the Company Merger Effective Time existing as of the date of the Company Merger Effective Time in favor of the Indemnified Parties or any of their predecessors and the heirs, executors, trustees, fiduciaries and administrators of such Indemnified Parties, as provided in the Company’s or each of its Subsidiaries’ respective certificates of incorporation or bylaws (or comparable organizational or governing documents) or in any Contract, in each case, in effect and provided to Parent as of the date of this Agreement, shall survive the Mergers and the transactions contemplated by this Agreement and shall continue in full force and effect in accordance with their terms. After the Company Merger Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) fulfill and honor such obligations to the maximum extent that the Company or applicable Subsidiary would have been permitted to fulfill and honor them by applicable Law. In addition, for six years following the Company Merger Effective Time, Parent shall and shall cause the Surviving Corporation to cause the Charter and Bylaws to contain provisions with respect to indemnification and exculpation that are at least as favorable as the indemnification and exculpation provisions contained in the certificates of incorporation and bylaws of the Company immediately as of the date of this Agreement. During such six-year period or such period in which an Indemnified Party is asserting a claim for indemnification pursuant to this Section 6.11, whichever is longer, such provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Company Merger Effective Time, except as required by applicable Law.
(c) Prior to the Company Merger Effective Time, the Company shall, and if the Company is unable to, Parent shall cause the Surviving Corporation as of the Company Merger Effective Time to, obtain and fully pay on the Closing Date the premium for “tail” insurance policies for (i) the Company’s existing directors’ and officers’ insurance policies, (ii) the Company’s existing employment practices liability insurance policies, and (iii) the Company’s existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the Company Merger Effective Time (the “Tail Period”) from one or more insurance carriers with the same or better credit rating as the Company’s insurance carriers as of the date of this Agreement (or, if no such policies are available from insurance carriers with such credit rating, from insurance carriers with the next-highest credit rating then capable of providing such policies) with respect to directors’ and officers’ liability insurance, employment practices liability insurance, and fiduciary liability insurance (collectively, “D&O Insurance”) with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director, officer, employee, member, manager, trustee or fiduciary of the Company or any of its Subsidiaries (or any of their respective employee benefit plans) by reason of his or her serving in such capacity that existed or occurred at or prior to the Company Merger Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that in no event shall the Company expend, and in no event shall Parent or the Surviving Corporation be required to expend, for such “tail” insurance policies an aggregate amount in excess of 300% of the annual premium paid by the Company for the calendar year immediately preceding the date of this Agreement (such 300% amount, the “Maximum Premium”); provided, further, that if the amount of such “tail” insurance policies exceed the Maximum Premium, the Surviving Corporation shall obtain policies with the greatest coverage available for a cost not exceeding the Maximum Premium. If the Company and the Surviving Corporation for any reason do not obtain such “tail” insurance policies, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for the Tail Period the D&O Insurance in place as of the date of this Agreement with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for the Tail Period with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as provided in the Company’s existing policies as of the date of this Agreement; provided that in no event shall Parent or the Surviving Corporation be required to expend for all such policies pursuant to this sentence an annual premium amount in excess of 150% of the annual premium paid by the Company for the calendar year immediately preceding the date of this Agreement; and provided, further, that if the annual premiums of such insurance coverage for any given year exceeds such applicable amount, the Surviving Corporation shall obtain policies with the greatest coverage available for a cost not exceeding such applicable amount.
(d) The provisions of this Section 6.11 shall survive the Closing and are intended to be for the benefit of, and enforceable by, each Indemnified Party, and nothing in this Agreement shall affect, and the rights of each Indemnified Party under this Section 6.11 shall be in addition to, any indemnification rights that any such Indemnified Party or may have under the certificates of incorporation or bylaws of the Company or any of its Subsidiaries or any Contract or applicable Law. Notwithstanding anything in this Agreement to the contrary, the obligations under this Section 6.11 shall not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party without the consent of such Indemnified Party or principal, except as required by applicable Law. The obligations of the Surviving Corporation, Parent and their respective Subsidiaries pursuant to this Section 6.11 are joint and several. The rights of the Indemnified Parties pursuant to this Section 6.11 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Charter and Bylaws, (ii) the similar organizational documents of the Subsidiaries of the Company, (iii) any and all indemnification agreements entered into with the Company or any of its Subsidiaries made available to Parent as of the date of this Agreement, or (iv) applicable Law.
(e) In the event that Parent or the Surviving Corporation (or any of their respective successors or assigns) shall consolidate or merge with any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or transfers at least 50% of its properties and assets to any other Person, then in each case proper provision shall be made so that the continuing or surviving corporation or entity (or its successors or assigns, if applicable), or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.11.
6.12. Stockholder Litigation. The Company shall promptly notify Parent in writing of any stockholder litigation against it or any of its Representatives arising out of or relating to this Agreement, the Mergers or any other transactions contemplated by this Agreement (including by providing copies of all litigation documents served on the Company) and shall keep Parent reasonably informed on an ongoing basis regarding any such stockholder litigation and promptly furnish Parent with copies of external communications received or documents filed. Until the termination of this Agreement in accordance with Article VIII, the Company shall (a) consult with Parent on, and consider in good faith all of Parent’s comments to, all filings or written responses to be made by the Company in connection with any stockholder litigation against the Company and its directors relating to any transaction contemplated by this Agreement, (b) consult with Parent with respect to the proposed strategy, material actions and significant decisions (including relating to defense, settlement or compromise) with respect to any such stockholder litigation, and (c) give Parent the opportunity to participate (but not to control), at Parent’s expense, in the defense, settlement or prosecution of any such stockholder litigation, including by giving Parent the opportunity to attend and participate in any meetings (whether in-person or otherwise), telephone or video calls or other conferences with stockholders’ counsel regarding any settlement of such stockholder litigation. In no event shall the Company enter into or agree to any settlement with respect to such stockholder litigation without Parent’s written consent, such consent not to be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Section 6.12, any Action relating to the Dissenting Shares will be governed by Section 4.4(f).
6.13. Other Actions by the Company.
(a) Takeover Laws. The Company, the Company Board and the Special Committee will (a) take reasonable actions within their power to ensure that no Takeover Law or any anti-takeover provision in the Company’s certificate of incorporation or bylaws) is or becomes applicable to this Agreement, the Support Agreements, the Mergers or the other transactions contemplated by this Agreement and the Support Agreements; and (b) if the restrictions of any Takeover Law become applicable to this Agreement, the Support Agreements, the Mergers or the other transactions contemplated by this Agreement and the Support Agreements, take reasonable actions within their power to ensure that the Mergers may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise take reasonable actions within their power to minimize the effects of such statute or regulation on the Mergers and the other transactions contemplated by this Agreement and the Support Agreements.
(b) Section 16 Matters. The Company and the Company Board (or a duly formed committee thereof consisting of non-employee directors (as such term is defined for the purposes of Rule 16b-3 promulgated under the Exchange Act)), shall, prior to the Company Merger Effective Time, take all such actions as may be necessary or appropriate to cause the transactions contemplated by this Agreement and any other dispositions of equity securities of the Company (including derivative securities) in connection with the transactions contemplated by this Agreement by any individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act, to the extent permitted by applicable Law.
6.14. Obligations of Parent.
(a) Parent, in its capacity as the sole stockholder of Company Merger Sub, shall, in accordance with applicable Law and its certificate of incorporation and bylaws, approve and adopt this Agreement by written consent immediately following its execution and shall deliver a copy of such written consent to the Company.
(b) Prior to the Company Merger Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent if such action would, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent and Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.
6.15. Tax Matters.
(a) Parent shall prepare, or cause to be prepared, each Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to Company LLC, and each material Pre-Closing Flow-Through Tax Return required to be filed after the Closing with respect to each of its Subsidiaries, in a manner consistent with past practice, except to the extent otherwise required by applicable Law or this Agreement. To the extent applicable and to the extent permissible under Section 706 of the Code, all items of income, gain, loss, deduction and credit allocable to the Company LLC Units held by the Legacy Unitholders immediately prior to the Company LLC Units Redemptions or the Rollover, as applicable, shall be allocated between the Legacy Unitholders, Parent, and the Surviving Corporation based on an interim closing of the books on the Closing Date pursuant to Section 706 of the Code and the Treasury Regulations promulgated thereunder. Parent shall not, and shall cause its Subsidiaries (including, after the Closing, the Surviving Corporation and the Surviving LLC) not to, file or amend any Pre-Closing Flow-Through Tax Return with respect to Company LLC or any of its Subsidiaries in a manner that would reasonably be expected to have a material adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).
(b) After the Closing, the Securityholder Representative shall be entitled to participate, at its own expense, in any audit, examination, contest, litigation or other proceeding relating to Pre-Closing Flow-Through Tax Returns with respect to Company LLC or any of its Subsidiaries that would reasonably be expected to have a material adverse impact on the Legacy Unitholders (each, a “Pre-Closing Flow-Through Contest”), and none of Parent, the Surviving Corporation, the Surviving LLC or any of their Affiliates shall settle or compromise any such Pre-Closing Flow-Through Contest in a manner that is reasonably expected to have a material adverse impact on the Legacy Unitholders without the prior written consent of the Securityholder Representative (such consent not to be unreasonably withheld, conditioned or delayed).
(c) The Parties and the Securityholder Representative shall cooperate as and to the extent reasonably requested by any other Party or the Securityholder Representative in connection with the filing of any Tax Returns described in Section 6.15(a) or any Action with respect to the Taxes or Tax Returns of Company LLC or any of its Subsidiaries described in Section 6.15(b). Such cooperation shall include the retention and (upon the other Party’s or the Securityholder Representative’s request) the provision of records and information that are reasonably relevant to any such Tax Return or Action and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.
(d) The Parties and Securityholder Representative agree and acknowledge that for U.S. federal (and applicable state and local income tax purposes), the Company LLC Units Redemptions shall be treated as sales or exchanges governed by Sections 1001 and 741 of the Code, and the Parties agree to file all tax returns consistent with this Section 6.15(d) unless otherwise required by applicable law or by a final “determination” within the meaning of Section 1313 of the Code.
(e) At or prior to the Closing, the Company shall request that each of the Legacy Unitholders deliver a properly completed and duly executed IRS Form W-9 or a non-foreign affidavit in form and substance required by Code Sections 1445 and 1446 and the Treasury Regulations thereunder.
(f) Prior to the Rollover, (i) Company LLC shall deliver to the Company and Parent a certificate meeting the requirements of Treasury Regulations Section 1.1445-11T(d)(2)(i) to the effect that 50% or more of the value of the gross assets of Company LLC does not consist of “U.S. real property interests” within the meaning of Section 897(c)(1) of the Code and Treasury Regulations Section 1.897-1(c) (“USRPIs”) or that 90% or more of the value of the gross assets of Company LLC does not consist of USRPIs, plus cash or cash equivalents, and (ii) the Company shall provide to Parent a certificate in compliance with Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h), certifying that the Company is not, and has not been during the relevant period, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.
(g) Notwithstanding anything to the contrary in this Agreement, (i) a breach of the obligations of the Company under Section 6.15(e) or (f) will not be taken into account for purposes of determining whether any conditions set forth in ARTICLE VII have been satisfied and (ii) Parent’s and its Affiliates’ sole recourse in the event of the breach of the obligations of the Company under Section 6.15(e) or (f) will be to to deduct or withhold, or cause to be deducted or withheld, from any amounts otherwise payable pursuant to this Agreement as provided in Section 4.4(g).
6.16. Financing.
(a) Subject to the terms and conditions of this Agreement, each of Parent and Merger Subs will not permit any amendment, replacement, supplement or modification to be made to, or any waiver of any provision or remedy pursuant to, the Equity Commitment Letters if such amendment, replacement, supplement, modification or waiver would, or would reasonably be expected to, (i) reduce the aggregate net amount of the Equity Financing; (ii) impose new or additional conditions or other terms or otherwise expand, amend or modify any of the conditions to the receipt of the Equity Financing or expand the information and/or materials and documents required to be provided by the Company or Company LLC; (iii) amend any other terms of the Equity Financing in a manner that would reasonably be expected to (A) delay or prevent the Closing Date or (B) make the timely funding of the Equity Financing, or the satisfaction of the conditions to obtaining the Equity Financing, less likely to occur in any respect; or (iv) adversely impact the ability of Parent or any Merger Sub, as applicable, to enforce its rights against (or the ability of the Company or Company LLC to cause the enforcement of such rights against) the other parties to the Equity Commitment Letters or the definitive agreements with respect thereto. Parent shall promptly furnish to the Company a copy of any amendment, replacement, supplement, modification or waiver relating to the Equity Commitment Letters. Any reference in this Agreement to (1) the “Equity Financing” will include the financing contemplated by the Equity Commitment Letters as amended or modified; and (2) “Equity Commitment Letters,” will include such documents as amended or modified.
(b) Subject to the terms and conditions of this Agreement, each of Parent and Merger Sub will use its respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper and advisable to arrange, consummate and obtain the Equity Financing on a timely basis, but in any event no later than the Company Merger Effective Time, on the terms and conditions described in the Equity Commitment Letters, including, but not limited to, using its reasonable best efforts to (i) maintain in effect the Equity Commitment Letters in accordance with the terms and subject to the conditions thereof; (ii) comply with its obligations pursuant to the Equity Commitment Letters on or prior to the Company Merger Effective Time; and (iii) enforce its rights pursuant to the Equity Commitment Letters, including by commencing an appropriate legal proceeding against any such breaching Equity Source to compel such breaching Equity Source to provide its portion of the Equity Financing at or prior to the time Closing should occur pursuant to Section 1.3 hereof. Parent and Merger Subs will fully pay, or cause to be fully paid, all commitment or other fees arising pursuant to the Equity Commitment Letters as and when they become due.
(c) Parent must keep the Company informed on a current basis and in reasonable detail of the status of its efforts to arrange the Equity Financing. Without limiting the generality of the foregoing, Parent and Merger Subs must give the Company prompt notice in writing (but in any event within two Business Days after the occurrence or discovery of) (i) of any breach (or threatened breach), default (or any event or circumstance that, with notice or lapse of time or both, could reasonably be expected to give rise to any breach or default), cancellation, termination or repudiation by any party to the Equity Commitment Letters or definitive agreements related to the Equity Financing; and (ii) if for any reason Parent or Merger Subs at any time believes that it will not be able to obtain all or any portion of the Equity Financing on the terms, in the manner or from the sources contemplated by the Equity Commitment Letters or any definitive agreements related to the Equity Financing. Parent must provide any information reasonably requested by the Company relating to any of the circumstances referred to in the previous sentence as promptly as reasonably practical (but in any event within two Business Days) after the date that the Company delivers a written request therefor to Parent.
(d) Notwithstanding the foregoing, compliance by Parent and Merger Subs with this Section 6.16 shall not relieve Parent or Merger Subs of their respective obligations to consummate the Mergers whether or not the Equity Financing is available, and Parent and Merger Subs each acknowledge and agree that obtaining the Equity Financing is not a condition to the Closing. If the Equity Financing has not been obtained, Parent and Merger Subs will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Mergers.
6.17. Payoff Letters. The Company shall deliver to Parent and Merger Subs on or prior to the Closing Date (with drafts delivered at least five Business Days prior to the Closing Date) copies of payoff letters (the “Payoff Letters”) with respect to the Repaid Indebtedness in customary form reasonably satisfactory to Parent and Merger Subs, which payoff letters shall (a) indicate the total amount required to be paid to fully satisfy all obligations due and payable under the Repaid Indebtedness as of the Anticipated Closing Date (and, if applicable, the daily accrual thereafter) (the “Payoff Amount”) along with wire instructions on where to direct the Payoff Amount, (b) state that upon receipt of the Payoff Amount, the Repaid Indebtedness and all related debt documents shall be discharged and terminated, and (c) provide that all Liens (other than Permitted Liens) and guarantees in connection with the Repaid Indebtedness relating to the assets and properties of the Company or any of the Company Subsidiaries securing the obligations under the Repaid Indebtedness shall be released and terminated upon payment of the Payoff Amount on the Closing Date. To the extent the Payoff Amount shall exceed $38,250,000, the Company shall be responsible for and make timely payment of such excess in accordance with the Payoff Letters (such excess amount, the “Company Owed Payoff Portion”). The Liquidity set forth in the Adjustment Statement shall be reduced by the Company Owed Payoff Portion. The Company shall provide written notice, fifteen days in advance of the Closing Date, as required under the terms of the Convertible Notes of its intention to redeem all of the outstanding Convertible Notes or procure a written waiver of such requirement in form and substance reasonably satisfactory to Parent and promptly provide to Parent an executed copy of such waiver. The Company shall, and shall cause the Company Subsidiaries and their respective representatives to, in each case, use their reasonable best efforts to provide all customary cooperation reasonably requested by Parent or Merger Subs in connection with this Section 6.17.
6.18. Existing Indebtedness.
(a) Attached hereto as Exhibit D is Amendment No. 4 to the Company Credit Agreement which has been or is being executed simultaneously with the execution of this Agreement. The Company shall not, and shall cause its Affiliates not to, permit or consent to or agree to any amendment, restatement, replacement, supplement, termination or other modification or waiver of any provision or remedy under, the Company Credit Agreement, the Convertible Notes or the Payment Processing Agreement without Parent’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), except for any amendment, restatement, replacement, supplement, termination or other modification (x) that in the case of the Company Credit Agreement and the Payment Processing Agreement, is not materially adverse to the Surviving LLC or the Surviving Corporation or (y) with respect to the Payment Processing Agreement, is reasonably necessary to extend the Payment Processing Agreement from its termination date until the Outside Date.
(b) The Company shall (i) promptly, and in any event within one Business Day following the occurrence thereof, notify Parent in writing if at any time prior to the Closing, (1) a Default or Event of Default occurs, together with a reasonably detailed written explanation of the steps the Company proposes to undertake in respect thereof or (2) the lenders under the Company Credit Agreement accelerate or otherwise terminate the Company Credit Agreement, (ii) use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to cure or remedy any Default or Event of Default and in the case of the Convertible Notes, maintain compliance with Section 5.2(i) of the Convertible Notes; provided, that any default or penalty interest accrued and payable prior to the Closing with respect to any Event of Default shall be owed by the Company and, in the event the default or penalty interest rate will remain in effect after the Closing, the incremental interest amount owed as a result of such default or penalty interest rate for a theoretical twelve-month period from the Closing Date (calculated based on the trailing twelve-month average amount of borrowings as of the Closing Date that would be subject to the default or penalty interest rate) shall reduce Liquidity as set forth in the Adjustment Statement, (iii) provide Parent with copies of any drafts of any material waiver, amendment or modification of the Company Credit Agreement, the Convertible Notes or the Payment Processing Agreement proposed to be made in respect thereof and give Parent a reasonable opportunity to comment thereon to the extent such waiver, amendment or modification of the Company Credit Agreement, the Convertible Notes or the Payment Processing Agreement is materially adverse to the Parent (such comments not to be unreasonably withheld, delayed or conditioned), and (iv) promptly provide to Parent executed copies of such material waiver, amendment or modification of the Company Credit Agreement, the Convertible Notes or the Payment Processing Agreement. Notwithstanding anything set forth herein, the Company shall remain subject to Section 6.1. Parent shall, and shall cause its Affiliates to, reasonably comply with any requirements or informational requests of the Company’s lenders in connection with Amendment No. 4 to the Company Credit Agreement, including any applicable “know your customer” compliance requirements.
6.19. Company Unit Statements. Beginning on January 31, 2025 and until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VIII, (a) on the second Business Day of each week, the Company shall deliver to Parent and the Independent Evaluator, if engaged, a written statement, setting forth in reasonably sufficient detail the number of Company Units as of the last Business Day of the immediately preceding week, along with reasonable documentation in support thereof (each such written statement, a “Weekly Company Unit Statement”) and (b) on the first Business Day of each month, the Company shall deliver to Parent a written statement, setting forth in reasonably sufficient detail the number of Company Units as of the last calendar day of the immediately preceding month, along with reasonable documentation in support thereof (each such written statement, a “Monthly Company Unit Statement” and together with the Weekly Company Unit Statements, the “Company Unit Statements”). The statements shall be in the form set forth on Section 6.19 of the Company Disclosure Schedule. Following the delivery of a Company Unit Statement to Parent, the Company shall make available during normal business hours, upon Parent’s reasonable request, the appropriate Representatives of the Company, its Affiliates and their respective Representatives involved in the preparation of such Company Unit Statement. If Parent disputes any portion of a Company Unit Statement, Parent shall raise such dispute with the Company within five Business Days following Parent’s receipt of such Company Unit Statement or, if later, the first date on which Parent becomes aware of facts or circumstances that result in Parent disputing nay portion of a Company Unit Statement, and the Company and Parent shall thereafter negotiate in good faith to resolve such dispute as promptly as practicable.
6.20. Liquidity Statements. Beginning on January 31, 2025 and until the earlier of the Closing Date and the termination of this Agreement in accordance with Article VIII, on the tenth Business Day of each month, the Company shall deliver to Parent and the Independent Evaluator, if engaged, a written statement, setting forth in reasonably sufficient detail the Liquidity as of the last calendar day of the immediately preceding month, along with reasonable documentation in support thereof (each such written statement, a “Monthly Liquidity Statement”). The statements shall be in the form customarily prepared by the Company for its own Liquidity evaluation purposes. Following the delivery of a Monthly Liquidity Statement to Parent, the Company shall make available during normal business hours, upon Parent’s reasonable request, the appropriate Representatives of the Company, its Affiliates and their respective Representatives involved in the preparation of such Monthly Liquidity Statement. If Parent disputes any portion of a Monthly Liquidity Statement, Parent shall raise such dispute with the Company within five Business Days following Parent’s receipt of such Monthly Liquidity Statement or, if later, the first date on which Parent becomes aware of facts or circumstances that result in Parent disputing nay portion of a Monthly Liquidity Statement, and the Company and Parent shall thereafter negotiate in good faith to resolve such dispute as promptly as practicable.
ARTICLE VII
Conditions
7.1. Conditions to Each Party’s Obligation to Effect the Mergers. The respective obligation of each Party to effect the Mergers is subject to the satisfaction or waiver (except with respect to Section 7.1(a), which shall not be waivable) at or prior to the Closing of each of the following conditions:
(a) Company Stockholder Approvals; Information Statement. The Company Stockholder Approvals shall have been obtained. Solely in the event the Stockholder Consents are obtained and the Information Statement is mailed to Company stockholders in accordance with Section 6.3(f), the Information Statement shall have been mailed to the Company’s stockholders and at least 20 calendar days shall have elapsed from the date of completion of such mailing.
(b) Laws or Orders. No court or other Governmental Authority of competent jurisdiction shall have enacted, announced, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) (collectively, an “Order”) that is then in effect and that restrains, enjoins, renders illegal or otherwise prohibits consummation of the Mergers.
7.2. Conditions to Obligations of Parent and Merger Subs. The obligations of Parent and Merger Subs to effect the Mergers are also subject to the satisfaction or waiver by Parent at or prior to the Closing of the following conditions:
(a) Representations and Warranties. (i) Each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(c)(i) (Capitalization) shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of a particular date or period of time, in which case as of such particular date or period of time), except for any inaccuracies that would result in no more than an increase of $50,000 in the aggregate amount of Merger Consideration; (ii) each of the representations and warranties of the Company set forth in the first sentence of Section 5.1(a) (Organization and Qualification; Subsidiaries), the last sentence of Section 5.1(c)(i) (Capitalization), Section 5.1(d) (Authority Relative to this Agreement), Section 5.1(v) (Brokers and Finders) and Section 5.1(x) (Takeover Statutes), (A) to the extent not qualified or limited by the word “material”, “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct in all material respects as of such particular date or period of time); and (B) to the extent qualified or limited by the word “material”, “materiality” or “Material Adverse Effect” as set forth therein, shall have been true and correct as of the date of this

Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be true and correct as of such particular date or period of time); and (iii) the other representations and warranties of the Company set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except, in the case of this clause (iii), for any failures of such representations and warranties to be so true and correct (without giving effect to any materiality limitations, such as “material,” “in all material respects” and “Material Adverse Effect” set forth therein) that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c) Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.
(d) Company LLC Units Redemptions. The Company LLC Units Redemptions shall have occurred in accordance with the terms of Section 1.1 and effective as of immediately prior to the LLC Merger Effective Time.
(e) Company Credit Agreement. Since the date of this Agreement, the lenders under the Company Credit Agreement have not terminated or accelerated the Company Credit Agreement and the amendments set forth in Amendment No. 4 to the Company Credit Agreement shall become effective at or substantially concurrently with Closing (including any amendments made in accordance with Section 6.19 hereof).
(f) Company Units. There shall not be Company Units less than the Floor Unit Count as of the Adjustment Measurement Date.
(g) Payoff Letters. The Company shall have performed its obligations in accordance with Section 6.17, including but not limited to, payment of any Company Owed Payoff Portion.
(h) Company Closing Certificate. Parent and Merger Subs shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company certifying that the conditions set forth in Section 7.2(a), Section 7.2(b), Section 7.2(c), Section 7.2(d) and Section 7.2(e) are satisfied.
7.3. Conditions to Obligation of the Company. The obligation of the Company to effect the Mergers are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following conditions:
(a) Representations and Warranties. The representations and warranties of Parent and Merger Subs set forth in this Agreement shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty shall be so true and correct as of such particular date or period of time), except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or have a material adverse effect on the ability of Parent or Merger Subs to consummate the Mergers and deliver the Merger Consideration in accordance with Article IV.
(b) Performance of Obligations of Parent and Merger Subs. Each of Parent and Merger Subs shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.
(c) Parent Closing Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent and Merger Subs by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) are satisfied.

7.4. Frustration of Closing Conditions. None of Parent, Merger Sub or the Company may rely, either as a basis for not consummating the Mergers or terminating this Agreement and abandoning the Mergers, on the failure of a condition set forth in Article VII to be satisfied if such failure was caused by such Party’s breach or other failure to comply with or perform its obligations under this Agreement.
ARTICLE VIII
Termination
8.1. Termination. This Agreement may be terminated and the Mergers and any other transactions contemplated by this Agreement may be abandoned at any time prior to the Company Merger Effective Time:
(a) by mutual written consent of the Company (provided that such termination has been approved by the Special Committee) and Parent;
(b) by either Parent or the Company (provided that such termination has been approved by the Special Committee), if the Mergers shall not have been consummated on or before June 29, 2025 (the “Outside Date”); provided that, if on the Outside Date, the conditions to Closing set forth in Section 7.1(a) shall not have been satisfied, but all other conditions to the Closing shall have been satisfied (or in the case of conditions that by their terms are to be satisfied at the Closing, shall be capable of being satisfied or waived on such date) or waived, then the Outside Date may be extended by either the Company or Parent by written notice to the other Party for one (1) additional 45 day-period and such date, as so extended, shall be the “Outside Date”; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to the Party whose breach of any covenant or agreement set forth in this Agreement has been the proximate cause of the failure of the Mergers to be consummated by such time;
(c) by either Parent or the Company, if the Company Stockholder Approvals shall not have been obtained if a vote shall have been taken thereon at the Company Stockholders Meeting or at any postponement, recess or adjournment thereof taken in accordance with this Agreement;
(d) by either Parent or the Company, if any court or other Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated or entered any Order that permanently restrains, enjoins, renders illegal or otherwise permanently prohibits consummation of the Mergers and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to the Party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the proximate cause of such Order;
(e) by Parent, if there has been a breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by Parent to the Company describing such breach in reasonable detail and stating Parent’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to Parent if it is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.3(a) or Section 7.3(b);
(f) by the Company (provided that such termination has been approved by the Special Committee), if there has been a breach by Parent or Merger Subs of any representation, warranty, covenant or agreement set forth in this Agreement such that any condition set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of (i) thirty days after the giving of notice thereof by the Company to the breaching Party describing such breach in reasonable detail and stating the Company’s intention to terminate this Agreement and abandon the Mergers and any other transactions contemplated by this Agreement or (ii) three Business Days prior to the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to the Company if it is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement, which breach would give rise to a failure of a condition set forth in Section 7.2(a) or Section 7.2(b);

(g) by Parent, prior to the time the Company Stockholder Approvals are obtained, if a Change of Recommendation shall have been made or occurred;
(h) by the Company (provided that such termination has been approved by the Special Committee), prior to the time the Company Stockholder Approvals are obtained, in connection with entering into an Alternative Acquisition Agreement providing for a Superior Proposal in accordance with Section 6.2(d); provided that prior to or concurrently with such termination, the Company pays or causes to be paid the Company Termination Fee due to Parent;
(i) by the Company (provided that such termination has been approved by the Special Committee), by written notice to Parent, if (i) all of the conditions in Section 7.1 and Section 7.2 have been satisfied or waived in writing by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided, that such conditions are capable of being satisfied as of the date of termination of this Agreement if the Closing was held at the time of such termination), (ii) on or after the date the Closing should have occurred pursuant to Section 1.3, the Company has delivered written notice to Parent that (A) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied or waived in writing by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided, that such conditions are capable of being satisfied as of the date of termination of this Agreement if the Closing was held at the time of such termination), (B) all of the conditions set forth in Section 7.1 and Section 7.3 have been satisfied or waived in writing by the Company (other than those conditions that by their nature are to be satisfied at the Closing; provided, that such conditions are capable of being satisfied as of the date of termination of this Agreement if the Closing was held at the time of such termination) and (C) the Company is ready, willing and able to consummate the Closing, and (iii) Parent and Merger Sub have failed to consummate the Closing on or before the third Business Day after delivery of the notice referenced in clause (ii) of this Section 8.1(i) (or, if earlier, the Business Day immediately prior to the Outside Date), and the Company stood ready, willing and able to consummate the Closing throughout such period;
(j) by Parent, if at any time prior to the Closing, the lenders under the Company Credit Agreement accelerate or otherwise terminate the Company Credit Agreement; or
(k) by Parent or the Company, by written notice to the other Party, if the number of Company Units is less than the Floor Unit Count as of such date in (i) the Adjustment Statement, as finally determined in accordance with Section 4.7 or (ii) two successive Monthly Company Unit Statements delivered pursuant to Section 6.19.
8.2. Effect of Termination and Abandonment.
(a) The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination. Except to the extent provided in this Section 8.2, in the event of termination of this Agreement in accordance with Section 8.1, this Agreement shall become void and of no effect with no liability to any Person on the part of any Party (or of any of its Representatives or Affiliates); provided that the provisions set forth in this Section 8.2 and the second and third sentences of Section 9.1 shall survive the termination of this Agreement. Notwithstanding the previous sentence, but subject to Section 8.2(d) and Section 8.2(e), nothing in this Agreement, including the Closing, will relieve any Party from any liability for any fraud or Willful Breach of this Agreement prior to the termination of this Agreement. In addition to the foregoing, no termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement and the Guarantees, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.
(b) Subject to Section 8.2(e), in the event that this Agreement is validly terminated:
(i) (A) (1) by the Company or Parent pursuant to Section 8.1(b) (Outside Date), (2) by either the Company or Parent pursuant to Section 8.1(c) (Company Stockholder Approvals Not Obtained) or (3) by Parent pursuant to Section 8.1(e) (Company Breach);

(A) a bona fide Acquisition Proposal shall have been made publicly (or otherwise become publicly known), announced or disclosed or otherwise proposed or communicated to the Company or the Company Board which Acquisition Proposal has not been withdrawn at least five Business Days prior to the Company Stockholders Meeting or prior to the date of termination in the case of a termination pursuant to Section 8.1(e); and
(B) within 12 months after such termination, the Company shall have consummated a transaction contemplated by an Acquisition Proposal or shall have entered into an Alternative Acquisition Agreement with respect to any Acquisition Proposal; provided that, for purposes of this Section 8.2(b)(i)(C), the references to “15%” in the definition of “Acquisition Proposal” shall be deemed to be references to “50%”;
(ii) by Parent pursuant to Section 8.1(g) (Change of Recommendation); or
(iii) by the Company pursuant to Section 8.1(h) (Superior Proposal);
then, (1) in the case of Section 8.2(b)(i), concurrently with the earlier of the entry into such Alternative Acquisition Agreement and the consummation of such Acquisition Proposal, (2) in the case of Section 8.2(b)(ii), within two Business Days after termination of this Agreement and (3) in the case of Section 8.2(b)(iii), concurrently with, and as a condition to, termination of this Agreement, the Company shall pay or cause to be paid a termination fee of $4,077,500 (the “Company Termination Fee”) to Parent by wire transfer of immediately available funds to an account designated in writing by Parent.
(c) In the event this Agreement is validly terminated:
(i) by the Company pursuant to Section 8.1(f) (Terminable Breach) or Section 8.1(i) (Parent Failure to Close);
(ii) by the Company or Parent pursuant to Section 8.1(b) or Section 8.1(k) at a time when the Company could have terminated this Agreement pursuant to Section 8.1(f) (Terminable Breach) or Section 8.1(i) (Parent Failure to Close), or
(iii) or by Parent pursuant to Section 8.1(k) if prior to such termination Parent materially breached any of its obligations in Section 6.3 or Section 6.8, then within two Business Days after termination of this Agreement, Parent shall pay or cause to be paid a termination fee of $5,825,000 (the “Parent Termination Fee”) to the Company by wire transfer of immediately available funds to an account designated in writing by the Company.
(d) The Parties agree that the agreements contained in Section 8.2(b) and Section 8.2(c) are integral parts of the transactions contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement. The Parties agree that the Company Termination Fee and the Parent Termination Fee shall not constitute a penalty but are liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated by this Agreement, which amount would otherwise be impossible to calculate with precision. In the event that a party is required to commence litigation as set forth in Section 9.5 to seek all or a portion of the amounts payable to such party under this Section 8.2, and such party prevails in the litigation, it shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 8.2, all expenses (including reasonable attorneys’ fees of outside counsel)) which it has incurred in enforcing its rights hereunder, together with interest on such amount or portion thereof at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made until but excluding the date the payment was actually received or lesser rate that is the maximum permitted by applicable Law; provided that in no event shall costs, expenses and interest set forth herein exceed $1,000,000 in the aggregate.
(e) Limitations on Remedies.
(i) The Parties agree and understand that in no event shall (1) the Company be required to pay the Company Termination Fee on more than one occasion and (2) Parent be required to pay the Parent Termination Fee on more than one occasion.

(ii) If this Agreement is validly terminated pursuant to Section 8.1:
(A) Parent’s right to receive the Company Termination Fee pursuant to and in accordance with Section 8.2(b) and any expenses in accordance with Section 8.2(d), if any, shall be the sole and exclusive monetary remedies of Parent, Merger Subs and their respective Related Parties against the Company and its Related Parties pursuant to this Agreement and the transactions contemplated hereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Mergers or any other transactions contemplated by this Agreement to be consummated, except in the case of any liability (1) for any fraud or (2) for any breaches of the Confidentiality Agreement.
(B) The Company’s right to receive the Parent Termination Fee pursuant to and in accordance with Section 8.2(c) and any expenses in accordance with Section 8.2(d), if any, shall be the sole and exclusive monetary remedies of the Company, the Company LLC and their respective Related Parties against Parent, Merger Subs and its Related Parties pursuant to this Agreement and the transactions contemplated hereby, including for any loss or monetary damages suffered as a result of any breach of any covenant or agreement in this Agreement or the failure of the Mergers or any other transactions contemplated by this Agreement to be consummated, except in the case of any liability (1) for any fraud or (2) for any breaches of the Confidentiality Agreement.
(C) For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, if this Agreement has not been validly terminated, each Party shall have the right to specific performance pursuant to Section 9.6.
(D) Nothing herein, including the payment of any Parent Termination Fee, will relieve Parent or Merger Sub from any liability (1) for any fraud or Willful Breach of this Agreement, or (2) for any breaches of the Confidentiality Agreement.
(E) Nothing herein, including the payment of any Company Termination Fee, will relieve the Company or Company LLC from any liability (1) for any fraud or Willful Breach of this Agreement, or (2) for any breaches of the Confidentiality Agreement.
ARTICLE IX
Miscellaneous and General
9.1. Survival. This Article IX and the agreements of the Company, Parent and Merger Subs contained in Article IV, Section 6.9 (Employee Benefits), Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), Section 6.15 (Tax Matters) and any other covenant or agreement contained in this Agreement that by its terms applies in whole or in part after the Company Merger Effective Time shall survive the consummation of the Mergers. This Article IX, the agreements of the Company, Parent and Merger Subs contained in Section 6.10 (Expenses) and Section 8.2 (Effect of Termination and Abandonment), and the Guarantees shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Mergers or the termination of this Agreement.
9.2. Modification or Amendment. Subject to the provisions of applicable Law, at any time prior to the Company Merger Effective Time, this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed, in the case of an amendment or modification by Parent, Merger Subs and the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after the receipt of the Company Stockholder Approvals, no amendment shall be made that by applicable Law requires further approval by the holders of shares of Company Stock without obtaining such further approval.
9.3. Waiver. Other than Section 7.1, the conditions to each of the respective Parties’ obligations to consummate the Mergers and any other transactions contemplated by this Agreement are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law (except to the extent specifically provided otherwise in Section 8.2).
9.4. Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
9.5. Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties (i) irrevocably and unconditionally submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”), in the event of any claim, action or proceeding between the Parties (whether in contract, tort or otherwise) arises out of or relating to this Agreement or the transactions contemplated hereby, (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim and (iii) agrees that it shall not bring any claim, action or proceeding against any other Parties arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law, and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 9.7, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
9.6. Specific Performance.
(a) Each of Parent, Merger Subs, the Company and Company LLC agree that imminent, irreparable harm would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms on a timely basis or were otherwise breached and that money damages and other legal remedies, even if available, would be an inadequate remedy for such harm. It is accordingly agreed that Parent, Merger Subs, the Company and Company LLC shall be entitled to injunctive or other equitable relief to prevent or remedy breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court identified in Section 9.5, this being in addition to any other remedy to which they are entitled at law or in equity. Each of Parent, Merger Subs, the Company and Company LLC agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or the balance of equities disfavors equitable relief. Any Party seeking an injunction, specific performance or other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court having jurisdiction related to this Agreement as provided in Section 9.5, may seek such an injunction without the necessity of demonstrating damages (or the inadequacy of damages and other legal remedies) or posting a bond or other security in connection with any such injunction or other equitable relief. Each of Parent and Merger Subs, on the one hand, and the Company and Company LLC, on the other hand, hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent, restrain or remedy breaches or threatened breaches of this Agreement by Parent, Merger Subs, the Company or Company LLC, as applicable, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of Parent, Merger Subs, the Company and Company LLC, as applicable, under this Agreement. If a court of competent jurisdiction has declined to specifically enforce the obligations of Parent and Merger Subs to consummate the Mergers pursuant to a claim for specific performance brought against Parent and Merger Subs, and has instead granted an award of damages for such breach, the Company may enforce such award and accept damages for such breach on behalf of its stockholders.
(b) Notwithstanding anything herein to the contrary, it is acknowledged and agreed that, prior to a termination of this Agreement, the Company and Company LLC shall be entitled to seek and obtain specific performance of Parent’s and Merger Subs’ obligation to cause Parent to exercise its rights to enforce the obligations of the Equity Sources under the Equity Commitment Letters to cause the Equity Financing to be funded in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letter and to consummate the Mergers if and only if, and only for so long as (and in no other circumstances): (i) all of the conditions set forth in Section 7.1 and Section 7.2 shall have been satisfied (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing or determinations to be made immediately prior to the Company Merger Effective Time, so long as each of such conditions would have been satisfied on the date the Closing should have occurred pursuant to Section 1.3) on the date the Closing should have occurred pursuant to Section 1.3, (ii) since such date, no event shall have occurred nor shall any condition exist that would cause any of the conditions set forth in Section 7.1 and Section 7.2 to fail to be satisfied on any day after such date, (iii) Parent and Merger Subs are obligated to complete the Closing in accordance with Section 1.3 and either of them have failed to do so, and (iv) the Company has irrevocably confirmed in a written notice delivered to Parent that, if specific performance is granted, the Equity Financing is funded and Parent and Merger Subs otherwise comply with their obligations hereunder, then the Closing will occur in accordance with Section 1.3. In the event this Agreement is terminated and the Parent Termination Fee is payable in accordance with Section 8.2(c), subject to Section 8.2(e)(ii), the Parent Termination Fee shall be the sole remedy to the Company Related Parties hereunder and specific performance of the covenants and agreement hereunder shall not be available other than to enforce the payment of the Parent Termination Fee.
(c) Notwithstanding anything to the contrary in this Agreement, if prior to the Outside Date any Party initiates a legal proceeding to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement, then the Outside Date will be automatically extended by (i) the amount of time during which such legal proceeding is pending plus 20 Business Days; or (ii) such other time period established by the court presiding over such legal proceeding.

9.7. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any Party to the other Parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the Party for whom it is intended, (b) served by an internationally-recognized overnight courier service upon the Party for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email:

If to Parent or Merger Subs:

Casago Holdings, LLC
15475 N Greenway Hayden Loop, Suite B2
Scottsdale, AZ 85260-1616
Attention: Joseph Riley
Email: joseph@patriotfamilyhomes.com

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Christopher M. Barlow
Email: christopher.barlow@skadden.com

If to the Special Committee:

Vacasa, Inc.
850 NW 13th Ave
Portland, OR 97209
Attention: Rebecca Boyden
Email: Rebecca.boyden@vacasa.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Lande A. Spottswood
Email: lspottswood@velaw.com

and

Vinson & Elkins L.L.P.
Trammel Crow Center
2100 Ross Avenue, Suite 3900
Dallas, TX 75201
Attention: D. Alex Robertson
Email: arobertson@velaw.com

If to the Company:

Vacasa, Inc.
850 NW 13th Ave
Portland, OR 97209
Attention: Rebecca Boyden
Email: Rebecca.boyden@vacasa.com

with a copy to (which shall not constitute notice):

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Justin Hamill; Michael Anastasio
Email: justin.hamill@lw.com; michael.anastasio@lw.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Lande A. Spottswood
Email: lspottswood@velaw.com

and

Vinson & Elkins L.L.P.
Trammel Crow Center
2100 Ross Avenue, Suite 3900
Dallas, TX 75201
Attention: D. Alex Robertson
Email: arobertson@velaw.com

or to such other Person or addressees as has or have been designated in writing by the Party to receive such notice provided above. Any notice, request, instruction or other communications or document given as provided above shall be deemed given to the receiving Party (w) upon actual receipt, if delivered personally, (x) on the next Business Day after deposit with an overnight courier, if sent by an overnight courier, (y) three Business Days after deposit in the mail, if sent by registered or certified mail or (z) upon confirmation of receipt by the recipient if sent by email. Copies to outside counsel are for convenience only and failure to provide a copy to outside counsel does not alter the effectiveness of any notice, request, instruction or other communication otherwise given in accordance with this Section 9.7. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.7 as of the date of rejection, refusal or inability to deliver.
9.8. Entire Agreement. This Agreement (including any exhibits, annexes and schedules hereto), the Confidentiality Agreement, the Support Agreements and the documents and other agreements among the Parties, or any of them, as contemplated by or referred to herein, including the Company Disclosure Schedule, the Parent Disclosure Schedule, the Equity Commitment Letters and the Guarantees, together with each other agreement entered into by or among any of the Parties as of the date of this Agreement that makes reference to this Section 9.8, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties with respect to the subject matter hereof.

9.9. No Third-Party Beneficiaries. Except as provided in this Section 9.9, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Company Merger Effective Time occurs, (a) the holders of shares of Company Stock and Company Equity Awards shall be third-party beneficiaries of, and entitled to rely on, Section 4.2 (Effect of the Company Merger; Conversion of Securities), Section 4.4 (Exchange of Shares), Section 4.5 (Treatment of Company Equity Awards), Section 4.7 (Adjustments to Merger Consideration) and Section 9.19 (Shareholder Representative), (b) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) and (c) the Shareholder Representative shall be a third-party beneficiary of, and entitled to rely on, Section 9.19 (Shareholder Representative). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.9 shall not arise unless and until the Company Merger Effective Time occurs.
9.10. Special Committee Approval. Notwithstanding anything to the contrary set forth in this Agreement, until the Company Merger Effective Time, (a) the Company may take the following actions only with the prior approval of, and shall take any such action if directed to do so by, the Special Committee: (i) amending, restating, modifying or otherwise changing any provision of this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees; (ii) waiving any right under this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees or extending the time for the performance of any obligation of Parent or Merger Subs hereunder or any other party under the Equity Commitment Letters, the Support Agreements or the Guarantees; (iii) terminating this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees; (iv) taking any action under this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees that expressly requires the approval of the Special Committee; (v) making any decision or determination, or taking any action under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees that would reasonably be expected to be, or is required to be, approved, authorized, ratified or adopted by the Company Board and (vi) agreeing to do any of the foregoing and (vii) no decision or determination shall be made, or action taken, by the Company Board under or with respect to this Agreement, the Equity Commitment Letters, the Support Agreements or the Guarantees without first obtaining the approval of the Special Committee. In the event the Special Committee ceases to exist or is disbanded, any consents, determinations, actions or other rights or obligations afforded to the Special Committee shall be afforded to a majority of the remaining independent and disinterested members of the Company Board.
9.11. Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.
9.12. Transfer Taxes. Any transfer, documentary, sales, use, stamp, registration, excise and other similar Taxes and fees incurred in connection with the Mergers and the other transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid by the party on which such Transfer Taxes are levied. The person or persons responsible under applicable Law for the filing of any Tax Returns and other documentation with respect to any such Transfer Taxes (or if multiple parties, Parent) shall file all such necessary Tax Returns and other documentation. The Parties will cooperate, in good faith, in the filing of any Tax Returns with respect to Transfer Taxes and the minimization, to the extent reasonably permissible under applicable Law, of the amount of any Transfer Taxes.
9.13. Definitions. Capitalized terms used in this Agreement have the meanings specified in Annex A.
9.14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
9.15. Interpretation; Construction.
(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated.
(b) If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented and to any rules or regulations promulgated thereunder. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly-owned Subsidiary” or “wholly-owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). The terms “provided to” or “made available to,” with respect to documents required to be provided by the Company to Parent or Merger Subs, include documents provided directly to Parent’s legal counsel, filed or furnished by the Company with the SEC or in the virtual data room titled “Project Vista” located at Intralinks (the “Virtual Data Room”) at least 24 hours prior to the date hereof.
(c) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
9.16. Successors and Assigns. No Party may assign either this Agreement or any of its rights, interests or obligations under this Agreement without the prior written approval of the other Parties, except that Parent and Merger Subs will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Company Merger Effective Time (a) in connection with a merger or consolidation involving Parent or Merger Sub or other disposition of all or substantially all of the assets of Parent, Merger Sub or the Surviving Corporation, (b) to any of their respective Affiliates, or (c) to any source of Equity Financing pursuant to the terms of the Equity Financing, for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Equity Financing. It is understood and agreed that, in each case, such assignment not (i) affect the obligations of the parties to the Equity Commitment Letters or to the Guarantees, or (ii) materially impede or materially delay the consummation of the Mergers or otherwise materially impede the rights of the holders of shares of Company Stock, Company Equity Awards and Company LLC Units pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement. Any purported assignment in violation of this Agreement is void.
9.17. No Recourse. In no event will the Company, whether prior to or after termination of this Agreement, seek or obtain, nor will it permit any of its Representatives to seek or obtain, nor will any other Person be entitled to seek or obtain, any monetary recovery or monetary award of any kind (including consequential, special, indirect or punitive damages) against any Parent Related Party with respect to this Agreement, the Equity Commitment Letters or the Guarantees or the transactions contemplated hereby and thereby (including any breach by any of the Guarantors, Parent or Merger Subs), the termination of this Agreement, the failure to consummate the transactions contemplated hereby or any claims or actions under applicable Laws arising out of any such breach, termination or failure, except, in each case, for claims that the Company may assert (a) against any Person that is a party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement or the Support Agreements; (b) against Parent or Merger Subs to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters or (c) against the Guarantors to the extent expressly provided for in this Agreement, the Guarantees or the Equity Commitment Letters.
9.18. Necessary Further Actions. If, at any time after the Company Merger Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest in the Surviving Corporation the full right, title and possession of and to all rights and property of Merger Subs and the Company, the officers and directors of the Surviving Corporation shall be fully authorized (in the name of Merger Subs, in the name of the Company and otherwise) to take such action.
9.19. Shareholder Representative.
(a) Each of the Parties agrees that the Shareholder Representative may enforce, on behalf of the Company, the Company’s rights under Section 4.7. The Shareholder Representative is also entitled to initiate or otherwise file any Action in the courts contemplated by Section 9.5 with respect thereto on behalf of the Company. Each of the Parties acknowledges and agrees that the Shareholder Representative shall be entitled to receive at the same time as received by the Company any notices required to be delivered to the Company with respect to Section 4.7, including, but not limited to, the Adjustment Dispute Notice.
(b) To the maximum extent permitted by applicable Law, the Company irrevocably appoints and grants the Shareholder Representative, in its capacity as a Shareholder Representative, with full power, as the Company’s true and lawful representative, agent and attorney-in-fact, in the Company’s name, place and stead, with full power of substitution, to, from and after the Closing, (i) negotiate any disputes with the Parent with respect to the Disputed Merger Consideration, including on behalf of holders of Company Stock and Company Equity Awards, (ii) bring any claim or Action on behalf of the Company against the Parent with respect to Section 4.7, (iii) defend any claim or action by Parent, on behalf of the Company with respect to the Disputed Merger Consideration or otherwise exercise or enforce any of the Company’s rights under Section 4.7 against the Seller, including on behalf of holders of Company Stock and Company Equity Awards, (iv) execute and deliver all instruments, deeds, agreements, documents and certificates necessary, advisable or appropriate in the discretion of the Shareholder Representative, as the case may be, to effectuate any of the foregoing, and (v) direct the Escrow Agent to pay all or a portion of the Disputed Merger Consideration in accordance with Section 4.7(h)(iii). The agency and powers of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable except that such grant shall automatically terminate with respect to a Person when it is no longer serving as a Shareholder Representative.
(c) Any decision, act, consent, approval or instruction of the Shareholder Representative (then serving at such time) properly given or made pursuant to this Section 9.19 shall constitute a decision, act, consent, approval or instruction of the Company and shall be final, binding and conclusive upon Parent, and the other Parties hereto shall be entitled to conclusively rely upon any representation of the Shareholder Representative with respect to any act, decision, consent, approval or instruction of the Shareholder Representative. Neither the Shareholder Representative, nor any of its officers, directors, employees, partners (general or limited), members, managers or advisors will have any liability to Parent, Merger Subs, or the Company, or any of their respective Affiliates, or any Person acting on behalf of the foregoing, with respect to actions taken, or omitted to be taken, by the Shareholder Representative in such capacity (or its officers, directors, employees, partners (general or limited), members, managers or advisors in connection therewith), except that a Shareholder Representative will be liable for its fraud as finally determined by a court of competent jurisdiction. The Shareholder shall be entitled to full reimbursement from Parent for all reasonable and documented expenses, disbursements and advances (including fees and disbursements of its external advisors) incurred by or on behalf of the Shareholder Representative in such capacity.
(d) In the event that the Shareholder Representative resigns, such Shareholder Representative shall be deemed automatically removed and the Company, on the recommendation of the Special Committee, shall promptly appoint a Person to replace such Shareholder Representative.
[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

CASAGO HOLDINGS, LLC

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

VISTA MERGER SUB II INC.

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

VISTA MERGER SUB LLC

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

VACASA, INC.

By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer

VACASA HOLDINGS LLC

By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex A
DEFINED TERMS
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (a) in effect as of the date hereof; or (b) executed, delivered and effective after the date hereof, in either case, (i) containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receive non-public information of or with respect to the Company to keep such information confidential (subject to customary exceptions), (ii) containing provisions that are not less restrictive in any material respect on the Company’s counterparty (and its Affiliates and Representatives) than those contained in the Confidentiality Agreement and (iii) that does not (A) prohibit the Company from providing any information to Parent in accordance with, or otherwise complying with Section 6.2 or (B) provide for the reimbursement by the Company or any of its Subsidiaries of any of the counterparty’s costs or expenses.
“Acquisition Proposal” means any proposal or offer from a Third Person relating to any transaction or series of related transactions that, if consummated, would result in (a) a direct or indirect purchase or acquisition by a Third Person of the assets of the Company constituting fifteen percent (15%) or more of the consolidated net revenues, net income or total assets (including equity securities of the Subsidiaries of the Company) of the Company and its Subsidiaries, taken as a whole; (b) any direct or indirect purchase or acquisition by a Third Person of beneficial ownership of fifteen percent (15%) or more of the total voting power of the Company; or (c) a direct or indirect merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or other similar transaction involving the Company pursuant to which such Third Person (or its equityholders) would hold securities representing fifteen percent (15%) or more of the total voting power of the Company (or the surviving or resulting entity) after giving effect to such transaction.
“Affiliate” means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a second Person, provided the Guarantors and their respective controlled Affiliates shall be deemed Affiliates of Parent and Merger Subs. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.
“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, (b) the UK Bribery Act 2010, (c) anti-bribery legislation promulgated by the European Union and implemented by its member states, (d) legislation adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, and (e) similar legislation applicable to the Company or any Company Subsidiary from time to time.
“Anticipated Closing Date” means, as of any time, unless any of the conditions set forth in Section 7.1, Section 7.2 and Section 7.3 other than the condition set forth in Section 7.1(a) have not been satisfied or waived in writing (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions are capable of being satisfied), the second Business Day following the Company Stockholders Meeting and (b) otherwise, any date reasonably agreed by Parent and the Company as the date Closing is anticipated to occur.
“Antitrust Law” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the Federal Trade Commission Act of 1914, as amended, and all other federal, state, foreign or supranational statutes, rules, regulations, Orders, decrees, administrative and judicial doctrines and other Laws, including any antitrust, competition, trade or foreign investment Laws and regulations that are designed or intended to (i) prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, or (ii) regulate foreign investments.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks in New York, New York are required or authorized by Law to close.

“Business Systems” means all Software, computer hardware (whether general or special purpose), electronic data processors, databases, communications, telecommunications, networks, interfaces, platforms, servers, peripherals, and computer systems, including any outsourced systems and processes, and any Software and systems provided via the cloud or “as a service”, that are owned or used in the conduct of the business of the Company or any Company Subsidiaries.
“Class A Common Stock” means the shares of Class A common stock, par value $0.00001 per share, of the Company.
“Class A Rollover Shares” means the shares of Class A Common Stock that the Rollover Stockholders will contribute to Parent in the Rollover pursuant to the Support Agreements.
“Class B Common Stock” means the shares of Class B common stock, par value $0.00001 per share, of the Company.
“Class G Common Stock” means the shares of Class G common stock, par value $0.00001 per share, of the Company.
“Class G Units” shall have the meaning set forth in the Company LLC Agreement.
“Common Units” shall have the meaning set forth in the Company LLC Agreement.
“Company Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, dated as of December 6, 2021, as amended.
“Company Credit Agreement” means the Revolving Credit Agreement, dated as of October 7, 2021, by and among Vacasa Holdings LLC, V-Revolver Sub LLC, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and an Issuing Bank, as amended, supplemented, refinanced or otherwise modified through consents, waivers or otherwise from time to time.
“Company Equity Plan” means, as applicable, (a) the Company 2021 Incentive Award Plan, (b) the TurnKey Vacation Rentals, Inc. 2014 Equity Incentive Plan and (c) the Company 2016 Equity Compensation Incentive Plan, each as amended.
“Company ESPP” means the Company 2021 Nonqualified Employee Stock Purchase Plan.
“Company-Licensed IP” means all Intellectual Property rights owned by a third party and licensed to the Company or any Company Subsidiary or to which the Company or any Company Subsidiary otherwise has a right to use.
“Company LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Company LLC, dated as of December 6, 2021, as amended.
“Company LLC Units” means Common Units and Class G Units of Company LLC.
“Company Option” means an option to purchase shares of Class A Common Stock.
“Company Organizational Documents” means the Company Certificate of Incorporation, bylaws and any other organizational documents of the Company, as amended, modified or supplemented from time to time.
“Company-Owned IP” means all Intellectual Property rights owned or purported to be owned by the Company or any of the Company Subsidiaries.
“Company PSU” means a performance stock unit denominated in Class A Common Stock issued pursuant to the Company Equity Plan. Any Company PSU for which the applicable performance condition has been satisfied but which remains subject to vesting based on continued service as of immediately prior to the Company Merger Effective Time shall be deemed to be a Company RSU for purposes of Section 4.5.
“Company Related Party” means any Related Party of the Company.
“Company RSU” means a restricted stock unit denominated in Class A Common Stock that is subject to time-based vesting issued pursuant to the Company Equity Plan.
“Company SAR” means a stock appreciation right with respect to Class A Common Stock issued pursuant to the Company Equity Plan.

“Company Stock” means the Class A Common Stock, the Class B Common Stock, the Class G Common Stock.
“Company Stockholder Approvals” means (a) the adoption of this Agreement by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and entitled to vote thereon, (b) the adoption of this Agreement and the waiver of any applicable provision of Section 5.1(d) of the Company Certificate of Incorporation by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class A Common Stock, voting as a single class, and (c) the adoption of this Agreement and the waiver of any applicable provision of Section 5.1(d) of the Company Certificate of Incorporation by the affirmative vote of the holders of a majority in voting power of the outstanding shares of Class B Common Stock, voting as a single class.
“Company Subsidiary” means each Subsidiary of the Company.
“Company Units” means, as of the date of determination, the number of homes that are appropriately and accurately recorded as under management by the Company or any of its Subsidiaries on the Company’s internal portal system, as determined by the Company in a manner in the ordinary course of business and consistent with the calculations performed by the Company for purposes of disclosure in the Company’s Annual Report on Form 10-K filed with the SEC (provided, that during the Pre-Closing Period, the Company shall not materially change the methods, policies, or practices related to such calculations without the prior written consent of Parent, including with respect to “adds” and “saves” as described in the Company’s written policies governing such calculations as of the date of this Agreement, other than any changes permitted under Section 6.1(b)(viii)); provided, however, that a home shall not be included as a Company Unit if the agreement governing the relationship between Company LLC and the owner of the unit is (a) first entered into after the date of this Agreement in material violation of Section 6.1 or (b) amended or modified after the date of this Agreement in material violation of Section 6.1.
“Confidential Information” means any information, knowledge or data concerning the businesses or affairs of (a) the Company or the Company Subsidiaries that is not already generally available to the public, or (b) any Suppliers or customers of the Company or any Company Subsidiary that is subject to or bound by any confidentiality agreements or other confidentiality restriction or obligation.
“Contract” means any legally binding written contract, subcontract, indenture, note, bond, lease, license, commitment, arrangement or other agreement, other than an Employee Benefit Plan.
“Convertible Notes” means notes pursuant to the Note Purchase Agreement dated as of August 7, 2024 among the Company, Company Holdings, Acquiom Agency Services LLC and the other parties thereto, as amended, supplemented, refinanced or otherwise modified through consents, waivers or otherwise from time to time.
“Default” shall have the meaning given to such term in the Company Credit Agreement.
“Employee Benefit Plan” means each (a) “employee benefit plan” as defined in Section 3(3) of ERISA (including employee benefit plans which are not subject to the provisions of ERISA) and (b) nonqualified deferred compensation plan, bonus, stock option, stock purchase, restricted stock, other equity or equity-based compensation arrangement, phantom equity, performance award, incentive, deferred compensation, retiree medical or life insurance, death or disability benefit, supplemental retirement, severance, redundancy, retention, change in control, employment, consulting, fringe benefit, personnel, collective bargaining, sick pay and vacation plans or arrangements or other employee benefit plan, program, policy, agreement, program, practice, understanding or arrangement which is not described in the clause (a) of this definition, whether written or unwritten.
“Employer Entities” means, collectively, the Company, Company LLC and their respective Subsidiaries and Affiliates (and includes, following the Closing, Parent and its Subsidiaries and Affiliates).
“Environmental Laws” means any United States federal, state or local or non-United States Laws relating to: (a) releases or threatened releases of, or exposure of any person to, Hazardous Substances or materials containing Hazardous Substances; (b) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (c) pollution or protection of the environment, natural resources or human health and safety.

“Equity Interests” means (a) in the case of a corporation, any and all shares (however designated) of capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership or limited liability company, any and all partnership or membership interests (whether general or limited) or units (whether common or preferred), (d) in any case, any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person, and (e) in any case, any right to acquire any of the foregoing.
“Equity Sources” means TRT Investors 37, LLC, MHRE STR II, LLC and Roofstock, Inc.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means each Person that, at any relevant time, could be treated together with the Company or any of its Subsidiaries, including any of the Employer Entities, as a “single employer” within the meaning of Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Escrow Account” means the escrow account established pursuant to the terms and conditions set forth in the Escrow Agreement.
“Escrow Agent” means the escrow services group of a nationally recognized financial institution reasonably acceptable to the Company and Parent.
“Escrow Agreement” means an escrow agreement, to be entered into by and among Parent, the Company, the Shareholder Representative and the Escrow Agent, if applicable, which agreement shall be based on the Escrow Agent’s form and shall include customary terms reasonably acceptable to the Company and Parent.
“Event of Default” shall have the meaning given to such term in the Company Credit Agreement.
“Exchange” means with respect to any Person, any U.S. or non-U.S. securities, commodities, futures, options, derivatives or other financial product exchange, transaction facility or other financial market or system (and its clearinghouse, if any) through which such Person or any of its Affiliates conducts trading.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Floor Unit Count” means 24,000.
“Group” shall have the meaning given to such term under Section 13(d) of the Exchange Act.
“Guarantors” means TRT Investors 37, LLC, MHRE STR II, LLC and Roofstock, Inc.
“Hazardous Substance(s)” means (a) those substances defined in or regulated under the following United States federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act, (b) petroleum and petroleum products, including crude oil and any fractions thereof, (c) natural gas, synthetic gas, and any mixtures thereof, (d) polychlorinated biphenyls, per- and polyfluoroalkyl substances, asbestos, legionella bacteria and radon, and (e) any substance, material or waste regulated by any Governmental Authority pursuant to any Environmental Law.
“Indebtedness” means, with respect to any Person, without duplication, as of the date of determination, means all indebtedness, liabilities and obligations, now existing or hereafter arising, for money borrowed by a Person, or any contingent liability for or guaranty by a Person of any obligation of any other Person (including the pledge of any collateral or grant of any security interest by a Person in any property as security for any such liability, guaranty or obligation) whether or not any of the foregoing is evidenced by any note, indenture, debenture, bond, guaranty, agreement or instrument.
“Intellectual Property” means any and all intellectual property rights, including (a) patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof, and invention disclosures relating thereto, (b) trademarks and service marks, trade dress, logos, trade names, corporate names, brands, slogans, and other source identifiers together with all translations, adaptations, derivations, combinations and other variants of the foregoing, and all applications, registrations, and renewals in connection therewith, together with all of the goodwill associated with the foregoing, (c) copyrights, and other works of authorship (whether or not copyrightable), and registrations and applications for registration, renewals and extensions thereof, (d) trade secrets, know-how (including ideas, formulas, compositions, and database rights), (e) Internet domain names and social media accounts, (f) copies and tangible embodiments of any of the foregoing, in whatever form or medium, and (g) registrations and applications for any of the foregoing rights.
“Knowledge” means, when used with respect to the Company, the actual knowledge of any of the Persons listed on Section A.1 of the Company Disclosure Schedule and, with respect to Parent, the actual knowledge of any of the Persons listed on Section A.1 of the Parent Disclosure Schedule, in each case, after reasonable inquiry of such Person’s direct reports who would reasonably be expected to have actual knowledge of the matter in question.
“Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, stock exchange requirements, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Leased Real Property” means the real property leased, subleased or licensed by the Company or Company Subsidiaries as tenant, subtenant or licensee (as applicable), together with, to the extent leased, subleased or licensed by the Company or Company Subsidiaries, all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of the Company or Company Subsidiaries relating to the foregoing.
“Legacy Unitholders” means any holders of Company LLC Units (other than the Company and its wholly owned Subsidiaries) immediately prior to the Rollover of the Rollover Units.
“Lien” means any mortgage, lien, license, pledge, hypothecation, charge, security interest, deed of trust, U.S. Uniform Commercial Code lien, right of first refusal or offer or similar third-party right, easement, lease, sublease or similar encumbrance in respect of any property or asset, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.
“Liquidity” shall have the meaning set forth in the Company Credit Agreement.
“Majority TRA Holders” means the Persons defined as the “Holders” in the TRA Amendment.
“Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse on the business, operations, assets, properties, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, circumstance, fact or development resulting from, relating to or arising from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate; (c) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including COVID-19), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) any capital market conditions, in each case in the United States or any other country or region in the world; (g) a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on Nasdaq or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (h) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (i) (x) the identity of Parent or Merger Subs, or (y) the execution and delivery or performance of this Agreement, or (z) announcement, pendency or consummation of this Agreement or the transactions contemplated hereby, including the Mergers, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons; (j) any action or claim made or brought by any of the current or former stockholders of the Company or Members of Company LLC (or on their behalf or on behalf of the Company or Company LLC) against the Company, Company LLC or any of their respective directors, officers or employees arising out of this Agreement or the transactions contemplated hereby, including the Mergers; (k) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken (x) by the Special Committee or the Company or any of its Subsidiaries expressly required by this Agreement or (y) at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by this Agreement; (l) the availability or cost of equity, debt or other financing to Parent or Merger Subs; or (m) any reduction in Company Unit Count or Liquidity, to the extent it would result in an adjustment to the Merger Consideration if Closing were to occur in accordance with this Agreement; except, in the case of clause (a) through clause (f), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly situated companies in the industry in which the Company and its Subsidiaries operate, and then solely to the extent of any such disproportionality or (ii) would prevent or materially delay, interfere or hinder the consummation by the Company of the Mergers or the compliance by the Company with its obligations under this Agreement.
“Material Company Customers” means the ten (10) largest vacation rental owners of the Company during the twelve (12)-month period ended December 31, 2023, measured by dollar value of rental volume.
“Material Company Suppliers” means the ten (10) largest suppliers of the Company (which shall not include professional service providers) during the twelve (12)-month period ended December 31, 2023, measured by dollar value of payments made to such suppliers.
“Material Leased Real Property” means the real property leased, subleased or licensed by the Company or Company Subsidiaries as tenant, subtenant or licensee (as applicable) that (i) are material to the business of the Company or the Company Subsidiaries or (ii) have rent obligations per property equal to or exceeding $1,000,000 per twelve (12)-month period, in each case, together with, to the extent leased, subleased or licensed by the Company or Company Subsidiaries, all buildings and other structures, facilities or improvements located thereon and all easements, licenses, rights and appurtenances of the Company or Company Subsidiaries relating to the foregoing.
“Open Source Software” means any Software in source code form that is licensed pursuant to (a) any license that is a license now or in the future approved by the open source initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL), (b) any license to Software that is considered “free” or “open source software” by the open source foundation or the free software foundation, or (c) any Reciprocal License.
“Parent Related Party” means any Related Party of Parent.
“Payment Processing Agreement” means the U.S. Select Merchant Processing Agreement, dated as of March 10, 2021, by and among JPMorgan Chase Bank, N.A., Paymentech, LLC, also known as Chase Merchant Services, and Vacasa, LLC, as Merchant, as amended.
“PCI DSS” means the Payment Card Industry Data Security Standard, issued by the Payment Card Industry Security Standards Council.
“Permitted Liens” means: (a) Liens for Taxes or assessments that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with U.S. GAAP; (b) statutory landlords’, carriers’, warehousemen’s, mechanics’, suppliers’, workmen’s, materialmen’s or repairmen’s liens or other like Liens arising or incurred in the ordinary course of business which do not individually or in the aggregate detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company or the Company Subsidiaries; (c) with respect to the Leased Real Property, (i) easements, covenants, conditions, restrictions or other similar matters of record that do not materially impair the use, occupancy or value of such Leased Real Property, including any other agreements, conditions or restrictions that are shown by a current and accurate title report or other similar report or listing (including easements for streets, alleys, highways, telephone lines, power lines, and railways), (ii) zoning, building, subdivision or other similar requirements or restrictions which are imposed by any Governmental Authority of competent jurisdiction which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon and (iii) mechanics liens and similar liens for labor, materials or supplies provided with respect to such Leased Real Property incurred in the ordinary course of business for amounts which are not due and payable; (d) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws, social security, retirement or similar legislation, or good-faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business; (e) non-exclusive licenses and similar non-exclusive rights granted by the Company with respect to Intellectual Property rights granted in the ordinary course of business; (f) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due and payable; and (g) Liens to the extent specifically disclosed or reflected on the consolidated balance sheet of the Company for the year ended December 31, 2023 (or any notes thereto) or securing Indebtedness or other obligations reflected on such balance sheet or otherwise disclosed on the Company Disclosure Schedule.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Authority or other entity of any kind or nature.
“Personal Information” means any information or data regulated by Privacy/Data Security Laws.
“Plans” means all Employee Benefit Plans that are maintained, contributed to, required to be contributed to, or sponsored by the Company or any Company Subsidiary for the benefit of any current or former employee, officer, director, consultant and/or other service provider, or under which the Company or any Company Subsidiary or ERISA Affiliate has or could reasonably be expected to incur any liability (contingent or otherwise).
“Pre-Closing Flow-Through Tax Return” means any Tax Return relating to Pre-Closing Flow-Through Taxes.
“Pre-Closing Flow-Through Taxes” means U.S. federal income, state, and local taxes and any other Taxes determined on a flow-through basis (i.e., reported at the entity level but with respect to which items of income, gain, loss or deduction or other Tax attributes or Taxes are allocated to the direct or indirect beneficial owners of the entity) with respect to Company LLC or any of its Subsidiaries relating to any Pre-Closing Tax Period.
“Pre-Closing Tax Period” means any Tax period (or portion of any Tax period) ending on or prior to the Closing Date.
“Preferred Stock” means the preferred stock, par value $0.00001 per share, of the Company.
“Privacy/Data Security Laws” means all Laws governing the receipt, collection, use, storage, processing, sharing, security, disclosure, or transfer of Personal Information and any applicable Laws concerning requirements for website and mobile application privacy policies, any outbound call, text message and e-mail marketing.
“Real Property Leases” means the leases, subleases, licenses or other agreements, including all amendments, extensions, renewals, guaranties or other agreements with respect thereto, under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (including any Leased Real Property).

“Reciprocal License” means a license of an item of Software that requires or that conditions any rights granted in such license upon (a) the disclosure, distribution or licensing of any other Software (other than such item of Software as provided by a third party in its unmodified form), (b) a requirement that any disclosure, distribution or licensing of any other Software (other than such item of Software in its unmodified form) be at no charge, (c) a requirement that any other licensee of the Software be permitted to access the source code of, modify, make derivative works of, or reverse-engineer any such other Software, (d) a requirement that such other Software be redistributable by other licensees, or (e) the grant of any patent rights (other than patent rights in such item of Software), including non-assertion or patent license obligations (other than patent obligations relating to the use of such item of Software).
“Registered Intellectual Property” means Company-Owned IP that is the subject of registration (or an application for registration) with an applicable Governmental Authority or, in the case of domain names, with a domain name registrar.
“Regulation S-K” means Regulation S-K promulgated under the Securities Act.
“Related Party” means, with respect to a Party, such Party and any of such Party’s respective former, current or future Affiliates and any of the foregoing’s respective former, current or future, direct or indirect, officers, directors, employees, Affiliates, shareholders, equity holders, managers, members, partners, agents, attorneys, advisors, financing sources or other Representatives or any of the foregoing’s respective successors or assigns.
“Repaid Indebtedness” means the Indebtedness for borrowed money pursuant to the Convertible Notes.
“Representative” means, with respect to any Person, its directors, officers, employees, investment bankers, financial advisors, attorneys, accountants, and other representatives and advisors.
“Rollover” means the “Rollover” (as defined in the Support Agreements) of Class A Common Stock and Company LLC Units by the Rollover Stockholders pursuant to the Support Agreements.
“Rollover Units” means the Company LLC Units that the Rollover Stockholders will contribute to Parent in the Rollover pursuant to the Support Agreements.
“Sanctioned Person” means at any time any person (a) listed on any Sanctions-related list of designated or blocked persons, (b) the government of, resident in, or organized under the laws of a country or territory that is the subject of comprehensive restrictive Sanctions from time to time (which includes, as of the date of this Agreement, Cuba, Iran, North Korea, Syria, the Crimea region, the so-called “Donetsk People’s Republic,” and the so-called “Luhansk People’s Republic” regions), or (c) majority-owned or controlled by any of the foregoing
“Sanctions” means those trade, economic and financial sanctions Laws, regulations, embargoes, and restrictive measures administered or enforced by (a) the United States (including without limitation the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, or the U.S. Department of Commerce), (b) the European Union and enforced by its member states, (c) the United Nations, (d) His Majesty’s Treasury, or (e) any other similar Governmental Authority with jurisdiction over the Company or any Company Subsidiary from time to time.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Services” means any products and services provided by the Company in the business of marketing, renting and managing vacation properties on behalf of third party owners for rent or lease to consumers for transient and short term stays.
“Software” means all computer software (in object code or source code format), and related documentation and materials.
“Solvent” means, with respect to any Person, that (a) the fair saleable value (determined on a going concern basis) of the assets of such Person, together with its Subsidiaries, taken as a whole, is greater than the total amount of such Person’s liabilities (including all liabilities, whether or not reflected on a balance sheet prepared in accordance U.S. GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed); (b) such Person is able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person, together with its Subsidiaries, taken as a whole, will not have an unreasonably small amount of capital to carry on its businesses and all businesses in which it is about to engage.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries. For the avoidance of doubt, Company LLC, and any Subsidiary of Company LLC, shall be considered a Subsidiary of the Company for purposes of this Agreement.
“Superior Proposal” means a bona fide written Acquisition Proposal (with references to fifteen (15%) being deemed to be replaced with references to fifty percent (50%)) by a Person or Group (other than Parent, Merger Subs and their respective Affiliates) that (a) was not the result or effect of a breach of Section 6.2 and (b) the Company Board, acting upon the recommendation of the Special Committee or the Special Committee determines in good faith, after consultation with its financial advisors and outside legal counsel, is reasonably likely to be consummated in accordance with its terms, and if consummated, would be more favorable, from a financial point of view, to the Unaffiliated Stockholders (in their capacity as such) than the Mergers, taking into account (x) any revisions to this Agreement committed to by Parent in writing prior to the time of such determination; and (y) those factors and matters deemed relevant by the Company Board, acting upon the recommendation of the Special Committee, or the Special Committee, which may include (A) the identity of the Person making the proposal; (B) the likelihood of consummation in accordance with the terms of the Acquisition Proposal; and (C) legal, financial (including availability of financing (to the extent applicable), financing terms and the form, amount and timing of payment of consideration), regulatory, certainty of closing, timing and other aspects of such Acquisition Proposal.
“Supplier” means any person that supplies inventory or other materials or personal property, components, or other goods or services (including, design, development and manufacturing services) that comprise or are utilized in, including in connection with the design, development, or sale of, the Services of the Company or any Company Subsidiary.
“Tax” or “Taxes” means any and all U.S. federal, state and local and non-U.S. taxes, duties, imposts, fees, levies, assessments or any other governmental charges in the nature of a tax, including, but not limited to, income, profits, capital, excise, property, sales, use, employment turnover, value added and franchise taxes, deductions and withholdings, together with all interest, penalties, and additions to tax imposed with respect to such amounts by any Governmental Authority.
“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of December 6, 2021, by and among the Company, Company LLC and the parties named therein.
“Tax Return” means any return, report, declaration, claim for refund, information return or other similar document filed or required to be filed with any Governmental Authority in connection with the determination, assessment, collection or administration of any Tax, including any schedule, attachment or supplement thereto, and including any amendment thereof.
“Third Person” means any Person or Group, other than (a) the Company or any of its controlled Affiliates or (b) Parent, Merger Subs, the Guarantors or any their respective Affiliates or any Group including Parent, Merger Subs, the Guarantors or any their respective Affiliates.
“Treasury Regulations” means the temporary, proposed and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Unaffiliated Stockholders” means the holders of Company Stock (in their capacity as such), excluding those shares of Company Stock held, directly or indirectly, by or on behalf of the Rollover Stockholders.
“Willful Breach” means a material breach of this Agreement that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.

Term	Section
Accounting Arbitration	4.7(h)
Accounting Firm	4.7(e)
Action	5.1(j)
Additional Merger Consideration	4.7(h)(iii)
Adjusted Company Unit Count	4.7(c)
Adjusted Liquidity Amount	4.7(c)
Adjusted Merger Consideration	4.7(b)
Adjustment Dispute Notice	4.7(d)
Adjustment Measurement Date	4.7(b)
Adjustment Statement	4.7(b)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(c)(iv)
Amendment Fee Payment Date	6.10
Amendment Fees	6.10
Antitrust Law	6.5(e)
Applicable Date	5.1(g)(i)
Blue Sky Laws	5.1(e)(ii)
Bylaws	2.4
Capitalization Date	5.1(c)(i)
Certificates of Merger	1.4(b)
Change of Recommendation	6.2(c)(iv)
Charter	2.3
Chosen Courts	0
Class G Conversions	1.1(b)
Closing	1.3
Closing Date	1.3
Code	4.4(g)
Collective Bargaining Agreement	5.1(q)
Company	Preamble
Company Board	Recitals
Company Certificate of Merger	1.4(b)
Company Disclosure Schedule	5.1
Company Equity Awards	5.1(c)(ii)
Company LLC	Preamble
Company LLC Manager Approval	Recitals
Company LLC Units Redemptions	1.1(a)
Company Merger	Recitals
Company Merger Effective Time	1.4(b)
Company Merger Sub	Preamble
Company Owed Payoff Portion	6.17
Company Permits	5.1(f)
Company Recommendation	5.1(d)(iii)
Company Reports	5.1(g)(i)
Company Stockholders Meeting	6.4
Company Termination Fee	8.2(b)(iii)
Company Unit Reporting Policies	4.7(a)
Company Unit Statements	6.19
Confidentiality Agreement	6.6(b)
Continuing Employee	6.9(a)
D&O Insurance	6.11(c)

Term	Section
Data Security Requirements	5.1(r)(viii)
DGCL	Recitals
Dispute Items	4.7(e)
Disputed Merger Consideration	4.7(h)(ii)
Dissenting Shares	4.2(a)
DLLCA	Recitals
DOJ	6.5(b)
DTC	4.4(c)(i)
Environmental Permits	5.1(o)
Equity Commitment Letter	5.2(f)(i), 6.16(a)
Equity Commitment Letters	5.2(f)(i)
Equity Financing	5.2(f)(i)
Excluded Shares	4.2(a)
Excluded Units	4.3(b)
FTC	6.5(b)
Governmental Authority	5.1(e)(ii)
Guarantees	Recitals
Inbound License Agreement	5.1(r)
Indemnified Parties	6.11(a)
Indemnified Party	6.11(a)
Independent Evaluator	4.7(a)
Insurance Policies	5.1(s)(i)
Intervening Event	6.2(d)(ii)
IRS	5.1(k)(ii)
Issuance	1.1(b)
Liquidity Policies	4.7(a)
LLC Certificate of Merger	1.4(a)
LLC Merger	Recitals
LLC Merger Effective Time	1.4(a)
LLC Merger Sub	Preamble
Match Period	6.2(d)(i)
Material Contracts	5.1(m)(i)
Material Lease	5.1(n)(ii)
Maximum Premium	6.11(c)
Merger Consideration	4.2(a)
Merger Subs	Preamble
Mergers	Recitals
Monthly Company Unit Statement	6.19
Monthly Liquidity Statement	6.20
Nasdaq	5.1(g)(i)
Option Consideration	4.5(c)
Order	7.1(b)
Other Company LLC Members	5.1(c)(iii)
Outside Date	8.1(b)
Owned Real Property	5.1(n)(i)
Parent	Preamble
Parent Disclosure Schedule	5.2
Parent Termination Fee	8.2(c)(ii)
Parties	Preamble

Term	Section
Party	Preamble
Paying Agent	4.4(a)
Payment Fund	4.4(b)
Payoff Amount	6.17
Payoff Letters	6.17
Pre-Closing Flow-Through Contest	6.15(b)
Pre-Closing Period	6.1(a)
Proxy Statement	6.3(a)
PSU Cash Award	4.5(b)(iii)
Real Property	5.1(n)(iv)
Remedies Exceptions	5.1(d)(i)
Rollover Stockholders	Recitals
RSU Cash Award	4.5(a)(ii)
Schedule 13e-3	6.3(a)
SEC	5.1
SEC Clearance Date	6.3(c)
Share Price Company PSU	4.5(b)(ii)
Shareholder Representative	4.7(i)
Special Committee	Recitals
Specified Acquisition	6.1(d)
Support Agreements	Recitals
Surviving Corporation	1.2(b)
Surviving LLC	1.2(a)
Tail Period	6.11(c)
Takeover Law	5.1(x)
TRA Amendment	Recitals
Transfer Taxes	9.12
Undisputed Merger Consideration	4.7(h)(i)
Unvested Company PSU	4.5(b)(ii)
Unvested Company RSUs	4.5(a)(ii)
Vested Company PSU	4.5(b)(i)
Vested Company PSU Consideration	4.5(b)(i)
Vested Company RSU	4.5(a)(i)
Vested Company RSU Consideration	4.5(a)(i)
Virtual Data Room	9.15(b)
WARN Act	5.1(q)(iv)
Weekly Company Unit Statement	6.19

Exhibit A
Form of Support Agreement
[Intentionally omitted.]

Exhibit B
Certificate of Incorporation of the Surviving Corporation
[Intentionally omitted.]

Exhibit C
Merger Consideration Adjustment Schedule
[See attached]

Exhibit C
Merger Consideration Adjustment Schedule
The Merger Consideration shall be subject to reduction (i) in accordance with the Company Unit Ladder attached hereto as Annex C-1 and (ii) in the event that Liquidity is less than $15,000,000, in accordance with Annex C-2 attached hereto; provided, that, notwithstanding anything in this Exhibit C or the Agreement and Plan of Merger (the “Agreement”) to the contrary, (a) the procedures set forth in Item 1 below shall be taken into account in determining the number of Company Units (i) as of the Adjustment Measurement Date for purposes of calculating the Adjusted Merger Consideration and (ii) for purposes of Section 7.2(f) (Floor Unit Count Closing Condition) and Section 8.1(k) (Floor Unit Count Termination Right) of the Agreement and (b) the procedures set forth in Item 2 below shall be taken into account in determining the number of Company Units as of the Adjustment Measurement Date for purposes of calculating the Adjusted Merger Consideration:
1.	Parent Managed Units.
a.
Any home managed by the Company or its Subsidiaries that (x) is terminated and no longer designated as a “live unit” in the Company’s internal portal system system after the date of the Agreement and (y) becomes managed by Parent or its Affiliates, or managed by any franchisee of Parent or its Affiliates, following the date of the Agreement and prior to the Adjustment Measurement Date (a “Parent Managed Unit”), shall for all purposes be deemed to be a Company Unit as of the Adjustment Measurement Date.

b.
For illustrative purposes, if 15 homes managed by the Company are terminated and no longer designated as “live units” in the Company’s internal portal system following the date of the Agreement and become managed by a franchisee of Parent prior to the Adjustment Measurement Date, such 15 homes shall be included in the number of Company Units for purposes of determining (i) the Adjusted Merger Consideration, (ii) whether the condition to Closing set forth in Section 7.2(f) of the Agreement (Floor Unit Count Closing Condition) has been satisfied and (iii) whether the termination right set forth in Section 8.1(k) of the Agreement (Floor Unit Count Termination Right) has been triggered.

c.
Within five Business Days of Parent or the Company becoming aware of the existence of any Parent Managed Units, they shall inform the other Party thereof. Within one Business Day following the Adjustment Measurement Date, Parent shall provide the Company with a list of all Parent Managed Units to enable the Company to include such units as Company Units for purposes of the Adjustment Statement.

d.
On the (i) first Business Day of each month following January 31, 2025 and (ii) five Business Days prior to the expected Adjustment Measurement Date, Parent shall submit a query to its franchisees inquiring whether any franchisee would reasonably be expected to qualify as a Parent Managed Unit. Parent shall provide such responses from Parent’s franchisees to the Company.

2.	Net Churn in Approved Markets.
a.
For purposes of determining the number of Company Units as of the Adjustment Measurement Date in the aggregate in all Approved Markets (as defined in Section 6.8 of the Company Disclosure Schedule) only (and not, for the avoidance of doubt, any other markets) (the “Deemed Approved Market Unit Count”):

i.
If the actual number of Company Units in the Approved Markets as of the Adjustment Measurement Date (as adjusted, if applicable, for Item 1 above) (the “Actual Approved Market Unit Count”) is greater than or equal to the Shared Churn Unit Threshold as of the Adjustment Measurement Date, then the Deemed Approved Market Unit Count shall equal the Actual Approved Market Unit Count; and

ii.
If the Actual Approved Market Unit Count is less than the Shared Churn Unit Threshold as of the Adjustment Measurement Date, then the Deemed Approved Market Unit Count shall equal an amount equal to the (A) the Shared Churn Unit Threshold, minus (B) a number of Company Units equal to 33.33% of (x) the Shared Churn Unit Threshold as of the Adjustment Measurement Date minus (y) the Actual Approved Market Unit Count.

b.
The “Shared Churn Unit Threshold” as of the Adjustment Measurement Date shall equal the number of Company Units in the Approved Markets as of such date that would be expected if the number of Company Units in the Approved Markets were reduced by 2.5% each calendar month beginning on January 1, 2025 and ending on the Adjustment Measurement Date, compounding on a monthly basis. If the Adjustment Measurement Date is before the end of the month, the reduction rate will be prorated.

c.
An illustrative calculation of the Deemed Approved Market Unit Count assuming a period of 75 days between the date of the Agreement and the Adjustment Measurement Date and 1,000 Company Units in Approved Markets is set forth on set forth on Annex D attached hereto.

d.
For the avoidance of doubt, the limitations on reductions in Company Units pursuant to this Item 2 of Exhibit C shall not be taken into account for purposes of determining the number of Company Units for Section 7.2(f) (Floor Unit Count Closing Condition) or Section 8.1(k) (Floor Unit Count Termination Right) of the Agreement.

Illustrative calculations of the Merger Consideration, as adjusted pursuant to first-mentioned prongs (i) and (ii) above, are set forth in Annex C-3 attached hereto.

Annex C-1
[See attached]
Merger Consideration: $5.02

	Company Units Threshold by Close Date
Reduction to Merger Consideration	1/31/2025	2/28/2025	3/31/2025	4/30/2025	5/31/2025
($0.10)	32,000	32,000	32,000	31,400	30,800
($0.20)	31,500	31,500	31,500	30,900	30,300
($0.30)	31,000	31,000	31,000	30,400	29,800
($0.40)	30,500	30,500	30,500	29,900	29,300
($0.50)	30,000	30,000	30,000	29,400	28,800
($0.60)	29,500	29,500	29,500	28,900	28,300
($0.70)	29,000	29,000	29,000	28,400	27,800
($0.80)	28,500	28,500	28,500	27,900	27,300
($0.90)	28,000	28,000	28,000	27,400	26,800
($1.00)	27,500	27,500	27,500	26,900	26,300
($1.10)	27,000	27,000	27,000	26,400	25,800
($1.20)	26,500	26,500	26,500	25,900	25,300
($1.30)	26,000	26,000	26,000	25,400	24,800
($1.40)	25,500	25,500	25,500	24,900	24,300
($1.50)	25,000	25,000	25,000	24,400	24,000
($1.60)	24,500	24,500	24,500	24,000
($1.70)	24,000	24,000	24,000

Annex C-2
[See attached]

Merger Consideration ($ per share)	$5.02
Minimum Liquidity ($ mm)	$15.00
Reduction to Merger Consideration	$0.01

Reduction to Merger Consideration	Liquidity (mm)
$0.00	$15.000
($0.01)	$14.768
($0.02)	$14.536
($0.03)	$14.304
($0.04)	$14.072
($0.05)	$13.840
($0.06)	$13.608
($0.07)	$13.376
($0.08)	$13.144
($0.09)	$12.913
($0.10)	$12.681
($0.11)	$12.449
($0.12)	$12.217
($0.13)	$11.985
($0.14)	$11.753
($0.15)	$11.521
($0.16)	$11.289
($0.17)	$11.057
($0.18)	$10.825
($0.19)	$10.593
($0.20)	$10.361
($0.21)	$10.129
($0.22)	$9.897
($0.23)	$9.665
($0.24)	$9.433
($0.25)	$9.202
($0.26)	$8.970
($0.27)	$8.738
($0.28)	$8.506
($0.29)	$8.274
($0.30)	$8.042
($0.31)	$7.810
($0.32)	$7.578
($0.33)	$7.346
($0.34)	$7.114
($0.35)	$6.882
($0.36)	$6.650
($0.37)	$6.419
($0.38)	$6.187
($0.39)	$5.955
($0.40)	$5.723
($0.41)	$5.491

Reduction to Merger Consideration	Liquidity (mm)
($0.42)	$5.259
($0.43)	$5.027
($0.44)	$4.795
($0.45)	$4.563
($0.46)	$4.331
($0.47)	$4.099
($0.48)	$3.868
($0.49)	$3.636
($0.50)	$3.404
($0.51)	$3.172
($0.52)	$2.940
($0.53)	$2.708
($0.54)	$2.476
($0.55)	$2.244
($0.56)	$2.012
($0.57)	$1.780
($0.58)	$1.548
($0.59)	$1.316
($0.60)	$1.085
($0.61)	$0.853
($0.62)	$0.621
($0.63)	$0.389
($0.64)	$0.157
($0.65)	($0.075)
($0.66)	($0.307)
($0.67)	($0.539)
($0.68)	($0.771)
($0.69)	($1.003)
($0.70)	($1.235)
($0.71)	($1.466)
($0.72)	($1.698)
($0.73)	($1.930)
($0.74)	($2.162)
($0.75)	($2.394)
($0.76)	($2.626)
($0.77)	($2.858)
($0.78)	($3.090)
($0.79)	($3.322)
($0.80)	($3.554)
($0.81)	($3.786)
($0.82)	($4.017)
($0.83)	($4.249)
($0.84)	($4.481)
($0.85)	($4.713)
($0.86)	($4.945)
($0.87)	($5.177)
($0.88)	($5.409)
($0.89)	($5.641)
($0.90)	($5.873)

Reduction to Merger Consideration	Liquidity (mm)
($0.91)	($6.105)
($0.92)	($6.337)
($0.93)	($6.569)
($0.94)	($6.800)
($0.95)	($7.032)
($0.96)	($7.264)
($0.97)	($7.496)
($0.98)	($7.728)
($0.99)	($7.960)
($1.00)	($8.192)
($1.01)	($8.424)
($1.02)	($8.656)
($1.03)	($8.888)
($1.04)	($9.120)
($1.05)	($9.351)
($1.06)	($9.583)
($1.07)	($9.815)
($1.08)	($10.047)
($1.09)	($10.279)
($1.10)	($10.511)
($1.11)	($10.743)
($1.12)	($10.975)
($1.13)	($11.207)
($1.14)	($11.439)
($1.15)	($11.671)
($1.16)	($11.903)
($1.17)	($12.134)
($1.18)	($12.366)
($1.19)	($12.598)
($1.20)	($12.830)
($1.21)	($13.062)
($1.22)	($13.294)
($1.23)	($13.526)
($1.24)	($13.758)
($1.25)	($13.990)
($1.26)	($14.222)
($1.27)	($14.454)
($1.28)	($14.685)
($1.29)	($14.917)
($1.30)	($15.149)
($1.31)	($15.381)
($1.32)	($15.613)
($1.33)	($15.845)
($1.34)	($16.077)
($1.35)	($16.309)
($1.36)	($16.541)
($1.37)	($16.773)
($1.38)	($17.005)
($1.39)	($17.237)

Reduction to Merger Consideration	Liquidity (mm)
($1.40)	($17.468)
($1.41)	($17.700)
($1.42)	($17.932)
($1.43)	($18.164)
($1.44)	($18.396)
($1.45)	($18.628)
($1.46)	($18.860)
($1.47)	($19.092)
($1.48)	($19.324)
($1.49)	($19.556)
($1.50)	($19.788)
($1.51)	($20.019)
($1.52)	($20.251)
($1.53)	($20.483)
($1.54)	($20.715)
($1.55)	($20.947)
($1.56)	($21.179)
($1.57)	($21.411)
($1.58)	($21.643)
($1.59)	($21.875)
($1.60)	($22.107)
($1.61)	($22.339)
($1.62)	($22.570)
($1.63)	($22.802)
($1.64)	($23.034)
($1.65)	($23.266)
($1.66)	($23.498)
($1.67)	($23.730)
($1.68)	($23.962)
($1.69)	($24.194)
($1.70)	($24.426)
($1.71)	($24.658)
($1.72)	($24.890)
($1.73)	($25.122)
($1.74)	($25.353)
($1.75)	($25.585)
($1.76)	($25.817)
($1.77)	($26.049)
($1.78)	($26.281)
($1.79)	($26.513)
($1.80)	($26.745)
($1.81)	($26.977)
($1.82)	($27.209)
($1.83)	($27.441)
($1.84)	($27.673)
($1.85)	($27.904)
($1.86)	($28.136)
($1.87)	($28.368)
($1.88)	($28.600)

Reduction to Merger Consideration	Liquidity (mm)
($1.89)	($28.832)
($1.90)	($29.064)
($1.91)	($29.296)
($1.92)	($29.528)
($1.93)	($29.760)
($1.94)	($29.992)
($1.95)	($30.224)
($1.96)	($30.456)
($1.97)	($30.687)
($1.98)	($30.919)
($1.99)	($31.151)
($2.00)	($31.383)
($2.01)	($31.615)
($2.02)	($31.847)
($2.03)	($32.079)
($2.04)	($32.311)
($2.05)	($32.543)
($2.06)	($32.775)
($2.07)	($33.007)
($2.08)	($33.238)
($2.09)	($33.470)
($2.10)	($33.702)
($2.11)	($33.934)
($2.12)	($34.166)
($2.13)	($34.398)
($2.14)	($34.630)
($2.15)	($34.862)
($2.16)	($35.094)
($2.17)	($35.326)
($2.18)	($35.558)
($2.19)	($35.789)
($2.20)	($36.021)
($2.21)	($36.253)
($2.22)	($36.485)
($2.23)	($36.717)
($2.24)	($36.949)
($2.25)	($37.181)
($2.26)	($37.413)
($2.27)	($37.645)
($2.28)	($37.877)
($2.29)	($38.109)
($2.30)	($38.341)
($2.31)	($38.572)
($2.32)	($38.804)
($2.33)	($39.036)
($2.34)	($39.268)
($2.35)	($39.500)
($2.36)	($39.732)
($2.37)	($39.964)

Reduction to Merger Consideration	Liquidity (mm)
($2.38)	($40.196)
($2.39)	($40.428)
($2.40)	($40.660)
($2.41)	($40.892)
($2.42)	($41.123)
($2.43)	($41.355)
($2.44)	($41.587)
($2.45)	($41.819)
($2.46)	($42.051)
($2.47)	($42.283)
($2.48)	($42.515)
($2.49)	($42.747)
($2.50)	($42.979)
($2.51)	($43.211)
($2.52)	($43.443)
($2.53)	($43.675)
($2.54)	($43.906)
($2.55)	($44.138)
($2.56)	($44.370)
($2.57)	($44.602)
($2.58)	($44.834)
($2.59)	($45.066)
($2.60)	($45.298)
($2.61)	($45.530)
($2.62)	($45.762)
($2.63)	($45.994)
($2.64)	($46.226)
($2.65)	($46.457)
($2.66)	($46.689)
($2.67)	($46.921)
($2.68)	($47.153)
($2.69)	($47.385)
($2.70)	($47.617)
($2.71)	($47.849)
($2.72)	($48.081)
($2.73)	($48.313)
($2.74)	($48.545)
($2.75)	($48.777)
($2.76)	($49.009)
($2.77)	($49.240)
($2.78)	($49.472)
($2.79)	($49.704)
($2.80)	($49.936)
($2.81)	($50.168)
($2.82)	($50.400)
($2.83)	($50.632)
($2.84)	($50.864)
($2.85)	($51.096)
($2.86)	($51.328)

Reduction to Merger Consideration	Liquidity (mm)
($2.87)	($51.560)
($2.88)	($51.791)
($2.89)	($52.023)
($2.90)	($52.255)
($2.91)	($52.487)
($2.92)	($52.719)
($2.93)	($52.951)
($2.94)	($53.183)
($2.95)	($53.415)
($2.96)	($53.647)
($2.97)	($53.879)
($2.98)	($54.111)
($2.99)	($54.342)
($3.00)	($54.574)
($3.01)	($54.806)
($3.02)	($55.038)
($3.03)	($55.270)
($3.04)	($55.502)
($3.05)	($55.734)
($3.06)	($55.966)
($3.07)	($56.198)
($3.08)	($56.430)
($3.09)	($56.662)
($3.10)	($56.894)
($3.11)	($57.125)
($3.12)	($57.357)
($3.13)	($57.589)
($3.14)	($57.821)
($3.15)	($58.053)
($3.16)	($58.285)
($3.17)	($58.517)
($3.18)	($58.749)
($3.19)	($58.981)
($3.20)	($59.213)
($3.21)	($59.445)
($3.22)	($59.676)
($3.23)	($59.908)
($3.24)	($60.140)
($3.25)	($60.372)
($3.26)	($60.604)
($3.27)	($60.836)
($3.28)	($61.068)
($3.29)	($61.300)
($3.30)	($61.532)
($3.31)	($61.764)
($3.32)	($61.996)
($3.33)	($62.228)
($3.34)	($62.459)
($3.35)	($62.691)

Reduction to Merger Consideration	Liquidity (mm)
($3.36)	($62.923)
($3.37)	($63.155)
($3.38)	($63.387)
($3.39)	($63.619)
($3.40)	($63.851)
($3.41)	($64.083)
($3.42)	($64.315)
($3.43)	($64.547)
($3.44)	($64.779)
($3.45)	($65.010)
($3.46)	($65.242)
($3.47)	($65.474)
($3.48)	($65.706)
($3.49)	($65.938)
($3.50)	($66.170)
($3.51)	($66.402)
($3.52)	($66.634)
($3.53)	($66.866)
($3.54)	($67.098)
($3.55)	($67.330)
($3.56)	($67.561)
($3.57)	($67.793)
($3.58)	($68.025)
($3.59)	($68.257)
($3.60)	($68.489)
($3.61)	($68.721)
($3.62)	($68.953)
($3.63)	($69.185)
($3.64)	($69.417)
($3.65)	($69.649)
($3.66)	($69.881)
($3.67)	($70.113)
($3.68)	($70.344)
($3.69)	($70.576)
($3.70)	($70.808)
($3.71)	($71.040)
($3.72)	($71.272)
($3.73)	($71.504)
($3.74)	($71.736)
($3.75)	($71.968)
($3.76)	($72.200)
($3.77)	($72.432)
($3.78)	($72.664)
($3.79)	($72.895)
($3.80)	($73.127)
($3.81)	($73.359)
($3.82)	($73.591)
($3.83)	($73.823)
($3.84)	($74.055)

Reduction to Merger Consideration	Liquidity (mm)
($3.85)	($74.287)
($3.86)	($74.519)
($3.87)	($74.751)
($3.88)	($74.983)
($3.89)	($75.215)
($3.90)	($75.447)
($3.91)	($75.678)
($3.92)	($75.910)
($3.93)	($76.142)
($3.94)	($76.374)
($3.95)	($76.606)
($3.96)	($76.838)
($3.97)	($77.070)
($3.98)	($77.302)
($3.99)	($77.534)
($4.00)	($77.766)
($4.01)	($77.998)
($4.02)	($78.229)
($4.03)	($78.461)
($4.04)	($78.693)
($4.05)	($78.925)
($4.06)	($79.157)
($4.07)	($79.389)
($4.08)	($79.621)
($4.09)	($79.853)
($4.10)	($80.085)
($4.11)	($80.317)
($4.12)	($80.549)
($4.13)	($80.781)
($4.14)	($81.012)
($4.15)	($81.244)
($4.16)	($81.476)
($4.17)	($81.708)
($4.18)	($81.940)
($4.19)	($82.172)
($4.20)	($82.404)
($4.21)	($82.636)
($4.22)	($82.868)
($4.23)	($83.100)
($4.24)	($83.332)
($4.25)	($83.563)
($4.26)	($83.795)
($4.27)	($84.027)
($4.28)	($84.259)
($4.29)	($84.491)
($4.30)	($84.723)
($4.31)	($84.955)
($4.32)	($85.187)
($4.33)	($85.419)

Reduction to Merger Consideration	Liquidity (mm)
($4.34)	($85.651)
($4.35)	($85.883)
($4.36)	($86.114)
($4.37)	($86.346)
($4.38)	($86.578)
($4.39)	($86.810)
($4.40)	($87.042)
($4.41)	($87.274)
($4.42)	($87.506)
($4.43)	($87.738)
($4.44)	($87.970)
($4.45)	($88.202)
($4.46)	($88.434)
($4.47)	($88.666)
($4.48)	($88.897)
($4.49)	($89.129)
($4.50)	($89.361)
($4.51)	($89.593)
($4.52)	($89.825)
($4.53)	($90.057)
($4.54)	($90.289)
($4.55)	($90.521)
($4.56)	($90.753)
($4.57)	($90.985)
($4.58)	($91.217)
($4.59)	($91.448)
($4.60)	($91.680)
($4.61)	($91.912)
($4.62)	($92.144)
($4.63)	($92.376)
($4.64)	($92.608)
($4.65)	($92.840)
($4.66)	($93.072)
($4.67)	($93.304)
($4.68)	($93.536)
($4.69)	($93.768)
($4.70)	($94.000)
($4.71)	($94.231)
($4.72)	($94.463)
($4.73)	($94.695)
($4.74)	($94.927)
($4.75)	($95.159)
($4.76)	($95.391)
($4.77)	($95.623)
($4.78)	($95.855)
($4.79)	($96.087)
($4.80)	($96.319)
($4.81)	($96.551)
($4.82)	($96.782)

Reduction to Merger Consideration	Liquidity (mm)
($4.83)	($97.014)
($4.84)	($97.246)
($4.85)	($97.478)
($4.86)	($97.710)
($4.87)	($97.942)
($4.88)	($98.174)
($4.89)	($98.406)
($4.90)	($98.638)
($4.91)	($98.870)
($4.92)	($99.102)
($4.93)	($99.333)
($4.94)	($99.565)
($4.95)	($99.797)
($4.96)	($100.029)
($4.97)	($100.261)
($4.98)	($100.493)
($4.99)	($100.725)
($5.00)	($100.957)
($5.01)	($101.189)
($5.02)	($101.421)

Annex C-3
[Intentionally Omitted]

Annex D
[Intentionally Omitted]

Exhibit D
Amendment to the Company Credit Agreement
[Intentionally omitted.]

Annex AA
AMENDMENT NO. 1 TO THE
AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 1 (this “Amendment”) to the Agreement and Plan of Merger, dated as of December 30, 2024 (the “Merger Agreement”), by and among Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“LLC Merger Sub” and, collectively with Company Merger Sub, “Merger Subs”), Vacasa, Inc., a Delaware corporation (the “Company”), and Vacasa Holdings LLC, a Delaware limited liability company (“Company LLC”), is entered into by and among Parent, Merger Subs and the Company (collectively, the “Parties” and each, a “Party”) as of March 17, 2025. Capitalized terms used but not defined elsewhere in this Amendment shall have the meanings ascribed to them in the Merger Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Merger Agreement as set forth herein;
WHEREAS, the Company Board (acting on the recommendation of the Special Committee) has approved and declared advisable the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated by the Merger Agreement as amended by this Amendment, including the Mergers, in each case on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL; and
WHEREAS, pursuant to Section 9.2 of the Merger Agreement, the Merger Agreement may be amended, modified or waived only if such amendment, modification or waiver is in writing and signed by Parent, Merger Subs and the Company, each of which has duly executed this Amendment.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the Parties, intending to be legally bound, agree as follows:
1. Amendment to Section 4.2(a). Section 4.2(a) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(a) Merger Consideration. Each share of Class A Common Stock issued and outstanding immediately prior to the Company Merger Effective Time (including, for the avoidance of doubt, each share of Class A Common Stock resulting from (i) the redemption of Common Units for shares of Class A Common Stock in accordance with the Company LLC Agreement and pursuant to Section 1.1 and (ii) the conversion of Class G Common Stock to Class A Common Stock in accordance with the Company Certificate of Incorporation and pursuant to Section 1.1), other than (A) shares of Class A Common Stock that are to be canceled in accordance with Section 4.2(b), (B) the Class A Rollover Shares, and (C) shares of Class A Common Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by stockholders of the Company who have not voted in favor of the adoption of this Agreement (or consented thereto in writing) and who have properly demanded appraisal of such shares of Company Stock in accordance with, and who have otherwise complied with, Section 262 of the DGCL (the shares of Company Stock referred to in clause (C), “Dissenting Shares,” and the shares of Company Stock referred to in clause (A), clause (B) and clause (C), collectively, “Excluded Shares”), shall be automatically converted into the right to receive $5.30 per share of Class A Common Stock in cash, without interest (the “Merger Consideration”). At the Company Merger Effective Time, all of the shares of Class A Common Stock converted into the right to receive the Merger Consideration pursuant to this Section 4.2(a) shall cease to be outstanding, shall be canceled and shall cease to exist, and each share of Class A Common Stock (in each case, other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration. At the Company Merger Effective Time, each share of Class B Common Stock issued and outstanding immediately prior to the Company Merger Effective Time shall be automatically canceled and shall cease to exist and no payment shall be made with respect thereto, and the holders thereof shall cease to have any rights with respect thereto.”

2. Amendment to Section 4.4.
(a)
Section 4.4(e) of the Merger Agreement is hereby amended by deleting the words “or, if later, the one-year anniversary of the date any amounts are deposited with the Paying Agent in accordance with Section 4.7(h)(iii)” that appear therein.

(b)	Section 4.4(g) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(g) Withholding Rights. Each of Parent, the Company, Merger Subs, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing), as applicable, shall be entitled to deduct or withhold, or cause to be deducted or withheld, from the amounts otherwise payable (in cash or otherwise) pursuant to this Agreement such amounts as it reasonably determines it is required to deduct or withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable U.S. federal, state or local or non-U.S. Law. To the extent that amounts are so deducted or withheld and timely remitted to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made. Except with respect to any amounts payable pursuant to Section 4.5 or from any failure to provide the forms or certifications described in Section 6.15(e) or Section 6.15(f), or with respect to any amounts characterized as interest for U.S. federal income tax purposes, as applicable, to the extent any Party or any of the Guarantors becomes aware of any obligation to deduct or withhold any amount from any payment hereunder, then such Person shall provide notice to the Parties as soon as reasonably practicable of the intent to deduct or withhold and the basis for such deduction or withholding, and the Parties shall, and shall cause their applicable Affiliates, permitted successors and assigns to, reasonably cooperate with one another in order to eliminate or reduce such deduction or withholding to the extent possible. Each of Parent, the Company, Merger Subs, the Surviving Corporation and the Paying Agent (and any Affiliates and designees of the foregoing) may satisfy any obligation to deduct or withhold from amounts otherwise payable pursuant to this Agreement by withholding from other cash payments required to be made to the Person in respect of which such deduction or withholding was required to be made, or by withholding a portion of any non-cash property to be paid to such Person, selling such property, and remitting the cash proceeds to the applicable Governmental Authority.”
3.	Amendment to Section 4.7. Section 4.7 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“4.7. [Intentionally Omitted].”
4.	Amendment to Section 5.1(e)(ii). Section 5.1(e)(ii) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(ii) The execution and delivery of this Agreement by the Company and Company LLC does not, and the performance of this Agreement by the Company and Company LLC will not, require any consent, approval, authorization or permit of, or filing with or notification to, or expiration or termination of any waiting period by, any U.S. federal, state, county or local or non-U.S. government, governmental, regulatory or administrative authority, agency, instrumentality or commission or any court, tribunal (including employment tribunal), or judicial or arbitral body (a “Governmental Authority”), except for (A) applicable requirements, if any, of the Exchange Act, the Securities Act, state securities or “blue sky” laws (“Blue Sky Laws”) and state takeover laws, (B) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (C) compliance with any applicable stock exchange rules, (D) as may be required under the HSR Act, and (E) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.”
5.	Amendment to Section 5.2(c)(i). Section 5.2(c)(i) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
6.	“(i) The execution, delivery and performance by Parent and Merger Subs of this Agreement and the consummation by Parent and Merger Subs of the transactions contemplated by this Agreement require no authorization or other action by or in respect of, or filing with, any Governmental Authority other than (A) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware, (B) compliance with any applicable requirements of the Exchange Act, the Securities Act and any other applicable Blue Sky Laws, (C) compliance with any applicable stock exchange rules, (D) as may be required under the HSR Act, and (E) where the failure to take such actions or obtain such authorization would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Subs to consummate the Mergers and any other transactions contemplated by this Agreement.”
7.	Amendment to Section 6.5(a). Section 6.5(a) of the Merger Agreement is hereby amended by adding the following sentence to the end of Section 6.5(a).
“Subject to the terms of this Agreement, each of the Company, Parent and Merger Subs shall use reasonable best efforts to, as promptly as reasonably practicable, and in any event within fifteen Business Days after the date of Amendment No. 1 to this Agreement, dated as of March 17, 2025, by and among the Parent, Merger Subs and the Company, make or cause to be made all necessary filings under the HSR Act, and thereafter promptly make an appropriate response to any requests for additional information and documentary material that may be requested pursuant to any Antitrust Law.”
8.	Amendment to Section 6.10. Section 6.10 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“Expenses. Except as provided in Section 8.2, whether or not the Mergers are consummated, all fees, costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Mergers and any other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the Party incurring such fees or expenses, except that (a) the filing fee for the Proxy Statement and the Schedule 13e-3 shall be borne by Parent, (b) up to $200,000 in costs for printing and mailing the Proxy Statement and the Schedule 13e-3 shall be borne by the Company, (c) the filing fee for filings under the HSR Act and up to $200,000 of additional costs, fees and expenses incurred by Parent in connection with preparing such filings shall be borne by the Company and (d) any documented fees, costs and expenses incurred, paid or payable by the Company or its Subsidiaries (including all reasonable and documented attorneys’ and financial advisor fees) (collectively, the “Amendment Fees”) solely in connection with any amendment or refinancing of the Company Credit Agreement in connection with the transactions contemplated by this Agreement shall be borne by Parent and payable by Parent on the earlier of the termination of this Agreement or the Closing Date (as applicable, the “Amendment Fee Payment Date”). Notwithstanding any provision of this Agreement to the contrary, in the event this Agreement is validly terminated (i) (A) by the Company or Parent pursuant to Section 8.1(c), (B) by the Company or Parent pursuant to Section 8.1(b), Section 8.1(c) (and thereafter, the Company Termination fee becomes payable in accordance with Section 8.2(b)), or Section 8.1(d), (C) by Parent pursuant to Section 8.1(e), Section 8.1(g), Section 8.1(j) or (D) by the Company pursuant to Section 8.1(h), then the Company shall pay or cause to be paid all reasonable and documented out-of-pocket fees and expenses incurred by Parent in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking, and other advisory fees or (ii) under circumstances where the Parent Termination Fee is due and payable, Parent shall pay or cause to be paid all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with the transactions contemplated by this Agreement, including legal, accounting, investment banking, and other advisory fees and expenses; provided, in the event any such fees and expenses are required to be paid in accordance with the foregoing clauses (i) or (ii), such fees and expenses shall be paid promptly, but in any event within two (2) Business Days after the date of such termination (or if later, the date the related Company Termination Fee becomes payable), by wire transfer of immediately available funds to the accounts designated in writing by the party owed such fees and expenses; provided, however, that in the event (I) the Company Termination Fee is due and payable, the Company shall pay such fees and expenses payable pursuant to the foregoing clause (i) concurrently with such Company Termination Fee or (II) the Parent Termination Fee is due and payable, Parent shall pay or cause to be paid such fees and expenses payable pursuant to the foregoing clause (ii) concurrently with such Parent Termination Fee; provided, further that in no event shall such fees and expenses payable pursuant to the foregoing clause (i)(A) exceed $1,500,000; provided, further, that in no event shall such fees and expenses payable pursuant to the foregoing clauses (i) or (ii) (inclusive of any amounts payable pursuant to clause (i)(A)) exceed $3,000,000 in the aggregate; further provided, however, that in no event shall (x) the amount of such fees and expenses payable pursuant to the foregoing clause (i) by the Company, together with the amount of any Company Termination Fee payable by the Company, or (y) the amount of such fees and expenses payable by the foregoing clause (ii) by Parent, together with the amount of any Parent Termination Fee payable by the Parent, in each case, exceed $6,500,000 in the aggregate.”
9.
Amendment to Section 6.17. Section 6.17 of the Merger Agreement is hereby amended by deleting the words “The Liquidity set forth in the Adjustment Statement shall be reduced by the Company Owed Payoff Portion.” that appear therein.

10.
Amendment to Section 6.18(b). Section 6.18(b) of the Merger Agreement is hereby amended by deleting the words “and, in the event the default or penalty interest rate will remain in effect after the Closing, the incremental interest amount owed as a result of such default or penalty interest rate for a theoretical twelve-month period from the Closing Date (calculated based on the trailing twelve-month average amount of borrowings as of the Closing Date that would be subject to the default or penalty interest rate) shall reduce Liquidity as set forth in the Adjustment Statement” that appear therein.

11.	Amendment to 7.1. Section 7.1 of the Merger Agreement is hereby amended by inserting a new Section 7.1(c) to read as follows:
“(c) HSR Act. Any applicable waiting period under the HSR Act relating to the consummation of the Mergers shall have expired or been terminated and there shall not be in effect any agreement with either the Federal Trade Commission or Antitrust Division of the Department of Justice not to consummate the Mergers.”
12.	Amendment to Section 7.2. Section 7.2(f) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(f) [Intentionally omitted.]”
13.	Amendment to Section 8.1. Section 8.1(k) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(k) [Intentionally omitted.]”
14.	Amendment to Section 8.2.
(a)	Section 8.2(b) of the Merger Agreement is hereby amended by deleting reference to “$4,077,500” and inserting in lieu thereof “$4,500,000”.
(b)	Section 8.2(c) of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“(c) In the event this Agreement is validly terminated:
(i)	by the Company pursuant to Section 8.1(f) (Terminable Breach) or Section 8.1(i) (Parent Failure to Close); or
(ii)
by the Company or Parent pursuant to Section 8.1(b) at a time when the Company could have terminated this Agreement pursuant to Section 8.1(f) (Terminable Breach) or Section 8.1(i) (Parent Failure to Close), then within two Business Days after termination of this Agreement, Parent shall pay or cause to be paid a termination fee of $6,000,000 (the “Parent Termination Fee”) to the Company by wire transfer of immediately available funds to an account designated in writing by the Company.”

15.	Amendment to Section 9.9. Section 9.9 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“9.9. No Third-Party Beneficiaries. Except as provided in this Section 9.9, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other Parties, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein; provided that if, and only if, the Company Merger Effective Time occurs, (a) the holders of shares of Company Stock and Company Equity Awards shall be third-party beneficiaries of, and entitled to rely on, Section 4.2 (Effect of the Company Merger; Conversion of Securities), Section 4.4 (Exchange of Shares) and Section 4.5 (Treatment of Company Equity Awards) and (b) the Indemnified Parties shall be third-party beneficiaries of, and entitled to rely on, Section 6.11 (Indemnification; Directors’ and Officers’ Insurance). The Parties further agree that the rights of third-party beneficiaries under the first proviso of this Section 9.9 shall not arise unless and until the Company Merger Effective Time occurs.”
16.	Amendment to Section 9.19. Section 9.19 of the Merger Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof the following:
“9.19. [Intentionally Omitted].”
17.	Amendment to Annex A.
(a)	Annex A of the Merger Agreement is hereby amended by deleting the definitions of the following terms that appear therein in their entirety:
“Escrow Account”
“Escrow Agent”
“Escrow Agreement”
“Floor Unit Count”
(b)	Annex A of the Merger Agreement is hereby amended by inserting a new defined term to read as follows:
““HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.”
(c)	Annex A of the Merger Agreement is hereby amended by inserting a new defined term to read as follows:
““Securityholder Representative” means any Person that the Company appoints in writing to Parent prior to the Closing.”
(d)	The definition of “Material Adverse Effect” contained in Annex A of the Merger Agreement is hereby amended by deleting such definition in its entirety and inserting in lieu thereof the following:
““Material Adverse Effect” means any change, effect, event, occurrence, circumstance, fact or development that, individually or in the aggregate, (i) has had or would reasonably be expected to have a material adverse on the business, operations, assets, properties, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, effect, event, occurrence, circumstance, fact or development resulting from, relating to or arising from the following shall constitute a Material Adverse Effect or be taken into account in determining whether a Material Adverse Effect has occurred, is occurring or would be occurring: (a) changes in the economy or financial, debt, credit or securities markets generally in the United States or any other country or region in the world, or changes in conditions in the global economy generally; (b) changes generally affecting the industries in which the Company and its Subsidiaries operate; (c) changes in United States generally accepted accounting principles (“U.S. GAAP”) or in any Law, or the official interpretations thereof; (d) changes in any political or geopolitical, regulatory, legislative or social conditions, acts of war (whether or not declared), hostilities, military actions or acts of terrorism, or any escalation or worsening of the foregoing; (e) weather conditions or acts of God (including storms, earthquakes, tsunamis, tornados, hurricanes, pandemics (including COVID-19), epidemics or other outbreaks of disease, quarantine restrictions, floods, droughts or other natural disasters and force majeure events) (or escalation or worsening of any such events or occurrences, including, as applicable, subsequent wave(s)); (f) any capital market conditions, in each case in the United States or any other country or region in the world; (g) a decline, in and of itself, in the price or trading volume of the shares of Class A Common Stock on Nasdaq or any other securities market or in the trading price of any other securities of the Company or any of its Subsidiaries; provided that the underlying causes of any such decline may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (h) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions of revenues, earnings, cash flow or cash position or other financial or operating measures or metrics (whether such projections, forecasts, estimates or predictions were made by the Company or independent third parties) for any period; provided that the underlying causes of any such failure may be taken into account unless (and to the extent) such underlying cause would otherwise be excluded by other clauses of this definition; (i) (x) the identity of Parent or Merger Subs, or (y) the execution and delivery or performance of this Agreement, or (z) announcement, pendency or consummation of this Agreement or the transactions contemplated hereby, including the Mergers, including, in each case the impact thereof on relationships with lenders, employees, customers, suppliers, distributors, partners, vendors or other Persons; (j) any action or claim made or brought by any of the current or former stockholders of the Company or Members of Company LLC (or on their behalf or on behalf of the Company or Company LLC) against the Company, Company LLC or any of their respective directors, officers or employees arising out of this Agreement or the transactions contemplated hereby, including the Mergers; (k) any action or inaction by the Company or its Subsidiaries taken or omitted to be taken (x) by the Special Committee or the Company or any of its Subsidiaries expressly required by this Agreement or (y) at the written request of Parent or Merger Subs or with the written consent of Parent or Merger Subs or expressly required by this Agreement; or (l) the availability or cost of equity, debt or other financing to Parent or Merger Subs; except, in the case of clause (a) through clause (f), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately adversely affected by such changes, effects, events, occurrences or developments, compared to other, similarly situated companies in the industry in which the Company and its Subsidiaries operate, and then solely to the extent of any such disproportionality or (ii) would prevent or materially delay, interfere or hinder the consummation by the Company of the Mergers or the compliance by the Company with its obligations under this Agreement.”
18.	Amendment to Exhibit C. Exhibit C of the Merger Agreement is hereby amended by deleting such exhibit in its entirety and inserting in lieu thereof the following:
“Exhibit C
[Intentionally omitted]”
19. Amendment to the Company Disclosure Schedule. Section 6.8 of the Company Disclosure Schedule is hereby amended by deleting Section 2 contained therein and deleting all references to Section 2 in Section 6.8 of the Company Disclosure Schedule.
20. Effectiveness. All of the provisions of this Amendment shall be effective as of the date of this Amendment. Except to the extent specifically amended hereby, all of the terms of the Merger Agreement and the Company Disclosure Schedule shall remain unchanged and in full force and effect, and, to the extent applicable, such terms shall apply to this Amendment as if it formed a part of the Merger Agreement and the Company Disclosure Schedule.
21. References to the Merger Agreement. Upon the effectiveness of this Amendment, each reference in the Merger Agreement to “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement” or words of like import, and each reference to the Merger Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Merger Agreement, shall mean and be deemed a reference to the Merger Agreement, as amended by this Amendment. Notwithstanding the foregoing, references to the date of the Merger Agreement, as amended hereby, shall in all instances continue to refer to December 30, 2024 and references to “the date hereof” and “the date of this Agreement” shall continue to refer to December 30, 2024.

22. Other Miscellaneous Terms. The provisions of Article IX (Miscellaneous and General) of the Merger Agreement shall, to the extent not already set forth in this Amendment, apply mutatis mutandis to this Amendment, and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.
[Signature page follows.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the Parties as of the date first written above.

CASAGO HOLDINGS, LLC

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

VISTA MERGER SUB II INC.

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

VISTA MERGER SUB LLC

By:	/s/ Steve Schwab
	Name:	Steve Schwab
	Title:	Chief Executive Officer

VACASA, INC.

By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Merger Agreement]

Annex B

December 29, 2024

The Special Committee of the Board of Directors
Vacasa, Inc.
850 NW 13th Avenue
Portland, Oregon 97209
Members of the Special Committee of the Board of Directors:
We understand that Vacasa, Inc. (the “Company”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Casago Holdings, LLC (“Parent”), Vista Merger Sub II Inc. (“Parent Merger Sub”), a wholly owned subsidiary of Parent, Vista Merger Sub LLC (“Parent LLC Merger Sub” and together with Parent Merger Sub, the “Parent Merger Subs”), a wholly owned subsidiary of Parent and Vacasa Holdings, LLC (“Company LLC”), pursuant to which, among other things, Parent LLC Merger Sub will merge with and into Company LLC with Company LLC surviving as a wholly owned subsidiary of the Company, and immediately thereafter Parent Merger Sub will merge with and into the Company with the Company surviving as a subsidiary of the Parent (the “Merger”), and each issued and outstanding share of Class A Common Stock of the Company that is issued and outstanding immediately prior to the effectiveness of the Merger (the “Shares”), excluding any Shares which (i) are held by the Company as treasury stock and not held on behalf of third parties; (ii) are owned by the Parent or Parent Merger Subs (or any direct or indirect wholly owned subsidiary of the Parent or Parent Merger Subs); (iii) the holder of such Company Common Stock has properly exercised statutory appraisal rights; or (iv) are Class A Rollover Shares (as defined in the Agreement) (collectively, the foregoing clauses (i) through (iv), the “Excluded Shares”) will be converted into the right to receive cash in an amount equal to $5.02 (the “Consideration” and such transaction, the “Transaction”) without interest and subject to any withholding of taxes required by applicable law. The Consideration is subject to certain purchase price adjustments in certain circumstances as set forth in the Agreement, as to which adjustments we express no opinion. In connection with the Transaction, (x) the Parent is also contributing certain assets to the Company (the “Parent Contribution Assets”), and (y) the Tax Receivable Agreement, dated as of December 6, 2021, by and among the Company, Company LLC and the parties named therein will be amended pursuant to which amendment the Tax Receivable Agreement will be terminated on the terms set forth in such amendment (the “TRA Amendment”). We express no opinion as to the value of such assets or with respect to the TRA Amendment. The terms and conditions of the Transaction are fully set forth in the Agreement.
You have asked us for our opinion as to the fairness, from a financial point of view, to the holders of Shares (other than the Excluded Shares) of the Consideration to be received by such holders in the Transaction. In arriving at the opinion set forth below, we have, among other things:
(i)	reviewed certain publicly available information concerning the business, financial condition and operations of the Company;
(ii)	reviewed certain internal information concerning the business, financial condition and operations of the Company prepared and furnished to us by the management of the Company;
(iii)
reviewed certain internal financial analyses, estimates and forecasts relating to the Company, including projections for fiscal years 2024 through 2029 that were prepared by or at the direction of and approved for our use by the management of the Company, which included certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits (collectively, the “Projections”);

(iv)	reviewed the historical market prices and trading activities for the Shares;
(v)
held discussions with members of senior management of the Company concerning, among other things, their evaluation of the Transaction and the Company’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

(vi)	reviewed a draft, dated December 29, 2024, of the Agreement; and
(vii)	performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this opinion.

In preparing this opinion, with your consent, we have relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by us, without independent verification thereof. We have assumed, with your consent, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to us by the Company’s management, have been reasonably prepared in accordance with industry practice and represent the Company management’s best currently available estimates and judgments as to the business and operations and future financial performance of the Company. We assume no responsibility for and express no opinion as to the Projections, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to us by the Company’s management. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements made available to us. We have relied, with your consent, on the Company management's representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of the Company. We have further relied, with your consent, upon the assurances of the management of the Company that they are not aware of any facts that would make the information, representations and projections provided by them inaccurate, incomplete or misleading.
We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not conduct a physical inspection of any of the properties or assets of the Company or the Parent Contribution Assets. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of the Company or the Parent, nor have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company (or the impact of the Transaction thereon) under any applicable laws.
We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respects from the draft reviewed by us and that the consummation of the Transaction will be effected in accordance with the terms and conditions of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Parent or the contemplated benefits of the Transaction. We have also assumed that the representations and warranties made by the Company, the Parent and Parent Merger Subs in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We are not legal, tax or regulatory advisors and have relied upon without independent verification the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters.
In arriving at our opinion, we were not asked to solicit, and did not solicit, interest from any party with respect to any sale, acquisition, business combination or other extraordinary transaction involving the Company or its assets. We have not considered the relative merits of the Transaction as compared to any other business plan or opportunity that might be available to the Company or the effect of any other arrangement in which the Company might engage and our opinion does not address the underlying decision by the Company to engage in the Transaction. Our opinion is limited to the fairness as of the date hereof, from a financial point of view, to the holders of Shares (other than the Excluded Shares) of the Consideration to be received by such holders in the Transaction, and our opinion does not address any other aspect or implication of the Transaction, the Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We further express no opinion or view as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. We also express no opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons relative to the Consideration to be received by the holders of Shares or otherwise. We further express no opinion as to the purchase price adjustments as set forth in the Agreement, nor do we express an opinion as to the value of the Parent Contribution Assets or with respect to the TRA Amendment.
Our opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We express no opinion as to the prices or trading ranges at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Transaction or as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.
This opinion has been approved by a fairness committee of PJT Partners LP in accordance with established procedures. This opinion is provided solely to the Special Committee of the Board of Directors of the Company (the “Special Committee”), in its capacity as such, in connection with and for the purposes of its evaluation of the Transaction only and is not a recommendation as to any action the Special Committee should take with respect to the Transaction or any aspect thereof. This opinion does not constitute a recommendation to any holder of Shares as to how any such holder should vote or act with respect to the Transaction or any other matter. This opinion is not to be quoted, referenced, summarized, paraphrased or excerpted, in whole or in part, in any registration statement, prospectus or proxy or information statement, or in any other report, document, release or other written or oral communication prepared, issued or transmitted by the Special Committee, including any committee thereof, or the Company, without our prior written approval. However, a copy of this opinion may be included, in its entirety, as an exhibit to any proxy, information statement or Schedule 14D-9 the Company is required to file with the Securities and Exchange Commission and distribute to its stockholders in connection with the Transaction. Any summary of or reference to this opinion or the analysis performed by us in connection with the rendering of this opinion in such documents shall require our prior written approval.
We are acting as financial advisor to the Special Committee with respect to the Transaction and will receive fees from the Company for our services, including a fee payable upon the rendering of this opinion and a more significant fee payable upon, and contingent on, the consummation of the Transaction. In addition, the Company has agreed to reimburse us for out-of-pocket expenses and to indemnify us for certain liabilities arising out of the performance of such services (including the rendering of this opinion).
In the ordinary course of our and our affiliates’ businesses, we and our affiliates provide investment banking and other financial services to the Company, the Parent or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of this opinion, we and certain of our affiliates are advising or have advised the Company in connection with certain capital markets transactions for which we received a fee and may receive fees in the future. We and our affiliates have not advised or received fees from Parent or its affiliates during this period.
* * *

Based on and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by the holders of Shares (other than the Excluded Shares) in the Transaction is fair from a financial point of view.

Very truly yours,

PJT Partners LP

Annex BB

March 17, 2025
The Special Committee of the Board of Directors
Vacasa, Inc.
850 NW 13th Avenue
Portland, Oregon 97209
Members of the Special Committee of the Board of Directors:
We understand that Vacasa, Inc. (the “Company”) has entered into an Agreement and Plan of Merger, dated as of December 29, 2024 (the “Original Agreement”), by and among the Company, Casago Holdings, LLC (“Parent”), Vista Merger Sub II Inc. (“Parent Merger Sub”), a wholly owned subsidiary of Parent, Vista Merger Sub LLC (“Parent LLC Merger Sub” and together with Parent Merger Sub, the “Parent Merger Subs”), a wholly owned subsidiary of Parent and Vacasa Holdings, LLC (“Company LLC”), and proposes to enter into Amendment No. 1 to the Original Agreement (the “Amendment”, and the Original Agreement as so amended, the “Agreement”) pursuant to which, among other things, Parent LLC Merger Sub will merge with and into Company LLC with Company LLC surviving as a wholly owned subsidiary of the Company, and immediately thereafter Parent Merger Sub will merge with and into the Company with the Company surviving as a subsidiary of the Parent (the “Merger”), and each issued and outstanding share of Class A Common Stock of the Company that is issued and outstanding immediately prior to the effectiveness of the Merger (the “Shares”), excluding any Shares which (i) are held by the Company as treasury stock and not held on behalf of third parties; (ii) are owned by the Parent or Parent Merger Subs (or any direct or indirect wholly owned subsidiary of the Parent or Parent Merger Subs); (iii) the holder of such Company Common Stock has properly exercised statutory appraisal rights; or (iv) are Class A Rollover Shares (as defined in the Agreement) (collectively, the foregoing clauses (i) through (iv), the “Excluded Shares”) will be converted into the right to receive cash in an amount equal to $5.30 (the “Consideration” and such transaction, the “Transaction”) without interest and subject to any withholding of taxes required by applicable law. In connection with the Transaction, (x) the Parent is also contributing certain assets to the Company (the “Parent Contribution Assets”), and (y) the Tax Receivable Agreement, dated as of December 6, 2021, by and among the Company, Company LLC and the parties named therein will be amended pursuant to which amendment the Tax Receivable Agreement will be terminated on the terms set forth in such amendment (the “TRA Amendment”). We express no opinion as to the value of such assets or with respect to the TRA Amendment. The terms and conditions of the Transaction are fully set forth in the Agreement.
You have asked us for our opinion as to the fairness, from a financial point of view, to the holders of Shares (other than the Excluded Shares) of the Consideration to be received by such holders in the Transaction. In arriving at the opinion set forth below, we have, among other things:
(i)	reviewed certain publicly available information concerning the business, financial condition and operations of the Company;
(ii)	reviewed certain internal information concerning the business, financial condition and operations of the Company prepared and furnished to us by the management of the Company;
(iii)
reviewed certain internal financial analyses, estimates and forecasts relating to the Company, including projections for fiscal years 2025 through 2029 that were prepared by or at the direction of and approved for our use by the management of the Company, which included certain forecasts related to the expected utilization by the Company of certain net operating loss carryforwards and tax credits (collectively, the “Projections”);

(iv)	reviewed the historical market prices and trading activities for the Shares;

(v)
held discussions with members of senior management of the Company concerning, among other things, their evaluation of the Transaction and the Company’s business, operating and regulatory environment, financial condition, prospects and strategic objectives;

(vi)	reviewed the Original Agreement and a draft, dated March 16, 2025, of the Amendment; and
(vii)	performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this opinion.
In preparing this opinion, with your consent, we have relied upon and assumed the accuracy and completeness of the foregoing information and all other information discussed with or reviewed by us, without independent verification thereof. We have assumed, with your consent, that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to us by the Company’s management, have been reasonably prepared in accordance with industry practice and represent the Company management’s best currently available estimates and judgments as to the business and operations and future financial performance of the Company. We assume no responsibility for and express no opinion as to the Projections, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to us by the Company’s management. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of the Company since the respective dates of the last financial statements made available to us. We have relied, with your consent, on the Company management's representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of the Company. We have further relied, with your consent, upon the assurances of the management of the Company that they are not aware of any facts that would make the information, representations and projections provided by them inaccurate, incomplete or misleading.
We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not conduct a physical inspection of any of the properties or assets of the Company or the Parent Contribution Assets. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of the Company or the Parent, nor have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of the Company (or the impact of the Transaction thereon) under any applicable laws.
We also have assumed, with your consent, that the final executed form of the Agreement will not differ in any material respects from the draft reviewed by us and that the consummation of the Transaction will be effected in accordance with the terms and conditions of the Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company or the Parent or the contemplated benefits of the Transaction. We have also assumed that the representations and warranties made by the Company, the Parent and Parent Merger Subs in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We do not express any opinion as to any tax or other consequences that might result from the Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company obtained such advice as it deemed necessary from qualified professionals. We are not legal, tax or regulatory advisors and have relied upon without independent verification the assessment of the Company and its legal, tax and regulatory advisors with respect to such matters.
In arriving at our opinion, we were not asked to solicit, and did not solicit, interest from any party with respect to any sale, acquisition, business combination or other extraordinary transaction involving the Company or its assets. We have not considered the relative merits of the Transaction as compared to any other business plan or opportunity that might be available to the Company or the effect of any other arrangement in which the Company might engage and our opinion does not address the underlying decision by the Company to engage in the Transaction. Our opinion is limited to the fairness as of the date hereof, from a financial point of view, to the holders of Shares (other than the Excluded Shares) of the Consideration to be received by such holders in the Transaction, and our opinion does not address any other aspect or implication of the Transaction, the Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We further express no opinion or view as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. We also express no opinion as to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons relative to the Consideration to be received by the holders of Shares or otherwise. We further express no opinion as to the value of the Parent Contribution Assets or with respect to the TRA Amendment.
Our opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. We express no opinion as to the prices or trading ranges at which the Shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or the Transaction or as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay its obligations when they come due.
This opinion has been approved by a fairness committee of PJT Partners LP in accordance with established procedures. This opinion is provided solely to the Special Committee of the Board of Directors of the Company (the “Special Committee”), in its capacity as such, in connection with and for the purposes of its evaluation of the Transaction only and is not a recommendation as to any action the Special Committee should take with respect to the Transaction or any aspect thereof. This opinion does not constitute a recommendation to any holder of Shares as to how any such holder should vote or act with respect to the Transaction or any other matter. This opinion is not to be quoted, referenced, summarized, paraphrased or excerpted, in whole or in part, in any registration statement, prospectus or proxy or information statement, or in any other report, document, release or other written or oral communication prepared, issued or transmitted by the Special Committee, including any committee thereof, or the Company, without our prior written approval. However, a copy of this opinion may be included, in its entirety, as an exhibit to any proxy, information statement or Schedule 14D-9 the Company is required to file with the Securities and Exchange Commission and distribute to its stockholders in connection with the Transaction. Any summary of or reference to this opinion or the analysis performed by us in connection with the rendering of this opinion in such documents shall require our prior written approval.
We are acting as financial advisor to the Special Committee with respect to the Transaction and will receive fees from the Company for our services, including a fee payable following the rendering of this opinion, but no later than the consummation of the Transaction, and a more significant fee payable upon, and contingent on, the consummation of the Transaction. In addition, the Company has agreed to reimburse us for out-of-pocket expenses and to indemnify us for certain liabilities arising out of the performance of such services (including the rendering of this opinion).
In the ordinary course of our and our affiliates’ businesses, we and our affiliates provide investment banking and other financial services to the Company, the Parent or their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of this opinion, we and certain of our affiliates are advising or have advised the Company in connection with certain capital markets transactions for which we received a fee and may receive fees in the future. We and our affiliates have not advised or received fees from Parent or its affiliates during this period.
*   *   *

Based on and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by the holders of Shares (other than the Excluded Shares) in the Transaction is fair from a financial point of view.

Very truly yours,

PJT Partners LP

Annex C
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of December 30, 2024, is entered into by and among the undersigned stockholders of the Company (collectively, the “Stockholders” and each, a “Stockholder”), Vacasa, Inc., a Delaware corporation (the “Company”), and Casago Holdings, LLC, a Delaware limited liability company (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Parent, (ii) Vista Merger Sub II Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), (iii) Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), (iv) the Company and (v) Vacasa Holdings LLC, a Delaware limited liability company (“Company LLC”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, subject to the execution thereof by the parties thereto, (a) the merger of LLC Merger Sub with and into Company LLC (the “LLC Merger”) with Company LLC surviving the LLC Merger and (b) immediately following the LLC Merger, the merger of Company Merger Sub with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”) with the Company surviving the Company Merger;
WHEREAS, as of the date hereof, each of the Stockholders is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock (together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Company LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Company LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units”), which Rollover Units otherwise would be redeemed into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Company LLC Units Redemption pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were redeemed for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”) to Parent on the Closing Date and immediately prior to the Company LLC Units Redemptions, the Class G Conversions, the Issuance and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet (as defined below), with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares” and together with the Rollover Units, the “Rollover Equity”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount” and together with the Unit Rollover Amount, the “Rollover Amount”) to Parent at the Rollover Time, in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet, with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”, together with the Exchanged Unit Shares, the “Exchanged Shares”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholders have entered into an interim investors agreement with the other parties thereto, each of which will be an equityholder of Parent (the “Interim Investors Agreement”); and
WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed to, enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares.
1.1 Beginning on the date hereof until the Termination Date (as defined below) (such period, the “Support Period”), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates during the Support Period (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, including any amended and restated Merger Agreement or any amendment to the Merger Agreement, in each case, in accordance with Section 3 below, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2. Rollover.
2.1 Contribution and Rollover. On the terms set forth herein and subject to Section 2.2 and Section 2.3:
(a) Each Stockholder agrees and covenants to Parent that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent such Stockholder’s Rollover Equity in exchange for the issuance by Parent of such Stockholder’s Exchanged Shares to such Stockholder free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).
(b) Parent agrees and covenants to each Stockholder that it will, at the Rollover Time, issue such Stockholder’s Exchanged Shares to such Stockholder in exchange for such Stockholder’s Rollover Equity.
(c) If an Independent Evaluator is not engaged in accordance with the Merger Agreement, the Rollover Amount shall be calculated based off of the Undisputed Merger Consideration as contemplated by Section 4.7(i) of the Merger Agreement and the Stockholder shall be issued the corresponding amount of Exchanged Shares, and the Stockholder shall have the right to receive additional Exchanged Shares equal to its applicable portion of the Additional Merger Consideration as contemplated in Section 4.7(h) of the Merger Agreement, if any, promptly following the determination of the final Adjusted Merger Consideration as set forth in Section 4.7(h) of the Merger Agreement; provided that any additional Exchanged Shares issued to Stockholder shall be based on the same valuation of Parent as of the Rollover Closing.
(d) In the event the Stockholder is entitled to receive additional Exchanged Shares as set forth in clause (c), Parent agrees and covenants to the Stockholder that it will issue such Stockholder’s Exchanged Shares to such Stockholder.
(e) Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Company LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Company LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares. Notwithstanding anything to the contrary in this Agreement, each Stockholder may Transfer any or all of the Rollover Equity it holds, from time to time, to its affiliated investment funds or vehicles, including any blocker corporations affiliated with such Stockholder; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C. Each Stockholder hereby acknowledges and agrees that it shall instruct and use its reasonable best efforts to cause any such transferee to comply with the terms of this Agreement. The Company Board, on behalf of the Company in the Company’s capacity as Manager (as such term is defined in the Company LLC Agreement) of Company LLC, has consented to any Transfer (as such term is defined in the Company LLC Agreement) of the Rollover Units as contemplated by this Agreement or explicitly permitted under this Section 2.1(e). Upon reasonable request of the Stockholder, Parent shall cooperate and consider in good faith alternative structures for implementing the Transaction proposed by the Stockholder; provided that Parent shall not be required to consider any such alternative structure if the implementation, in the reasonable, good faith discretion of Parent, would subject Parent or any of its Affiliates to any delay in implementing the transactions.
(f) Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.

(g) Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 2.2, the closing of the transactions contemplated hereby will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
2.2 Conditions to Rollover. The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent consummation of the Rollover by the other Rollover Stockholders, (iv) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (v) the consummation of the Mergers immediately following the Rollover;
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.7 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 8.1 and Section 8.2 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 7.1 through Section 7.5 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Rollover Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Rollover Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Rollover Time; and
(h) No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.

2.3 Failure to Consummate the Mergers. In the event that after the Rollover the Mergers fail to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with the termination of the Merger Agreement, automatically and without any further action of the parties hereto, Parent shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Parent the Parent Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective.
2.4 Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Rollover is intended to be treated as transactions described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code.
2.5 Termination. Neither Parent nor the Stockholders shall be permitted to terminate its or their obligations under this Section 2 without the prior written consent of Parent, in the case of any termination by the Stockholders, or the Stockholders, in case of any termination by Parent (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).
2.6 Tax Information. Within ninety (90) days following the Closing Date, each Stockholder shall provide to Parent or its accountants such Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if such Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to Parent a properly completed and timely executed Internal Revenue Service Form W-8 or W-9.
2.7 Withholding. Parent (and any of its Affiliates and designees), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any U.S. federal, state, local or non-U.S. withholding taxes, excise taxes or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in Parent or its Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that, the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent (and any of its Affiliates and designees) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Parent with such additional tax-related information, certifications and documentation as Parent may request.
3. Termination. This Agreement shall terminate automatically and without further action of any of the parties hereto and shall have no further force or effect upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment or modification to, or waiver of, the terms to the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that (A) reduces the amount of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders or (B) changes the form of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders, (iv) any amendment or modification to, or waiver of, the terms of the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that has the effect of extending the Outside Date (except for extensions in accordance with Section 8.1(b) of the Merger Agreement or (v) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided, that, the provisions set forth in Sections 2.3, and 12 through 28 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6, 3 and 11 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a) and 4.3 (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
4. Certain Covenants.
4.1 Acquisition Proposals.
(a) From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to direct its Representatives not to, directly or indirectly:
(1) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(2) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);
(3) furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(4) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal;
(5) enter into any Alternative Acquisition Agreement; or
(6) authorize, resolve, agree or commit to do any of the foregoing.
(b) Notwithstanding anything to the contrary in Section 4.1(a), the Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal received after the date of this Agreement, if and only to the extent that the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(c) From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within forty-eight (48) hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, (x) the identity of the Person or Group making such proposal (unless such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect of the date hereof) (y) a summary of the material terms and conditions of any Acquisition Proposal and, if in writing, a copy thereof and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within forty-eight (48) hours), of the status and terms of any such Acquisition Proposal and the status of any such or discussions or negotiations. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
4.2 Transfers. During the Support Period, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, (i) each Stockholder may Transfer any or all of the Covered Shares (x) to any stockholder, member or partner of any Stockholder which is an entity and under common control with such Stockholder and (y) to any Affiliate of Stockholder under common control with such Stockholder and (ii) subject to Section 2.1(e), from and after the Requisite Company Stockholder Approvals have been obtained, each Stockholder may Transfer any or all of the Covered Shares; provided, that, the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C.
4.3 Termination of Director Designation Agreement. At the Closing, subject to and conditioned upon the Closing, the Director Designation Agreement (as may be amended, supplement or otherwise modified in accordance with its terms), dated as of June 7, 2023, by and between the Riverwood Stockholders (as defined therein) and the Company (the “Director Designation Agreement”) shall automatically be terminated in accordance with Section 4.3 thereof and the Stockholders agree and acknowledge that no Stockholder shall have any further rights or obligations with respect thereto notwithstanding anything to the contrary in the respective Director Designation Agreement; provided, that Article I, Article III and Article IV of the Director Designation Agreement shall survive in accordance with Section 4.3 thereof.
4.4 Limited Liability Company Agreement of Parent. The parties agree to negotiate in good faith with each other to enter into, substantially concurrently with the Closing, a definitive limited liability company agreement of Parent (the “LLCA”) containing the rights and obligations set forth in the Equity and Governance Term Sheet attached hereto as Exhibit D (the “Equity Term Sheet”), and such other provisions not addressed in the Equity Term Sheet as are customary for transactions of this type or as otherwise mutually agreed between the parties. If for any reason Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) have not entered into the LLCA at or prior to the Closing, the parties agree (i) that the operation of Parent and its subsidiaries (including the Company) shall be in accordance with the Equity Term Sheet until such time as the LLCA shall be in effect and (ii) to continue to negotiate in good faith with each other to enter into the LLCA and seek to have such agreement executed as soon as reasonably practicable thereafter. Upon the execution of the LLCA by Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) and delivery of the LLCA to each party thereto, this Section 4.4 shall cease to have any force or effect.
5. Proxy Statement; Information Statement; Schedule 13e-3 and Schedule 13D.
(a) The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement or Information Statement, as applicable, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement or Information Statement, as applicable, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.
(b) Parent, Sponsor and the Stockholders will each use its commercially reasonable efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.
6. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company and Parent constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Remedies Exceptions.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder (including, for the avoidance of doubt, the contribution to Parent of the Rollover Units) do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Company LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement, the performance by such Stockholder of its covenants and obligations under this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and/or “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.4 Ownership of the Owned Shares and Owned Units. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Company LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.
6.5 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to perform its obligations under this Agreement.
6.6 Investment. The Exchanged Shares and the Parent Units to be acquired by such Stockholder pursuant to this Agreement will be acquired for such Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the Parent Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the Parent Units for an indefinite period of time because the Exchanged Shares and the Parent Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the Parent Units and has had access to such other information concerning Parent as such Stockholder has requested.

6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
7. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:
7.1 Due Authority. Parent is a legal entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite limited liability company power and authority and has taken all limited liability company action necessary (including approval by the board of managers or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other limited liability company action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Remedies Exceptions.
7.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.
7.4 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
7.5 Exchanged Shares. The Exchanged Shares and the Parent Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by the organizational documents of Parent or arising under applicable securities Laws.
8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent as follows:
8.1 Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement.

This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Remedies Exceptions.
8.2 No Conflict. The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
8.3 Stockholder Terms. Each Rollover Stockholder has executed a support agreement on the date hereof in substantially the same form as this Support Agreement in all material respects.
9. Stockholder Capacity. This Agreement is being entered into by the Stockholders solely in their respective capacity as a record and/or beneficial owner of the Owned Shares and Owned Units and not in any other capacity (including without limitation any capacity as a director of the Company), and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries (including without limitation through individuals that it has elected, or designated to be elected, to the Board of the Company) to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.
10. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11 and Sections 13 through 28 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Company Merger Effective Time in the Common Stock and Company LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Company Merger Effective Time.

13. Further Assurances. Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.
14. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email with written or electronic confirmation of receipt requested (provided that the sender of such email does not receive written notification of delivery failure):

if to Stockholder to:

c/o Silver Lake
55 Hudson Yards
550 West 34th Street, 40th Floor
New York, NY 10001
Attention: Andrew J. Schader; Jennifer Gautier
Email: andy.schader@silverlake.com; jennifer.gautier@silverlake.com with a copy (which will not constitute notice) to:

Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
Attention: Eric Issadore
Email: Eric.Issadore@ropesgray.com

if to Parent to:

Casago Holdings, LLC
15475 N Greenway Hayden Loop, Suite B2
Scottsdale, AZ 85260-1616
Attention: Joseph Riley
Email: joseph@patriotfamilyhomes.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Christopher M. Barlow
Email: christopher.barlow@skadden.com

If to the Company, to:

Vacasa, Inc.
850 NW 13th Ave
Portland, OR 97209
Attention: Rebecca Boyden
Email: Rebecca.boyden@vacasa.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Justin Hamill; Michael Anastasio
Email: justin.hamill@lw.com;michael.anastasio@lw.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Lande A. Spottswood
Email: lspottswood@velaw.com

and

Vinson & Elkins L.L.P.
Trammel Crow Center
2100 Ross Avenue, Suite 3900
Dallas, TX 75201
Attention: D. Alex Robertson
Email: arobertson@velaw.com

15. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). Each reference to “Affiliate” shall be deemed to exclude the Company and any of its Subsidiaries, for the purposes of the Stockholders.
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement (except as provided in Section 21), express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

18. Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between the parties hereto (whether in contract, tort or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby; (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a) and 2.1(e)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, to seek specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement.

21. Non-Recourse. This Agreement may only be enforced against, and any Action (whether at law, in contract or in tort) based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with, or as an induction to, this Agreement), may only be brought against (and such representations and warranties are those solely of) the Persons that are expressly named as parties to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in contract or in tort, in law or in equity or granted by statute) based on, in respect of or by reason of this Agreement or the transactions contemplated by this Agreement or in respect of, or by reason of this Agreement or the negotiation, execution, performance or breach of this Agreement (including any written or oral representations made or alleged to be made in connection herewith). The parties hereto acknowledge and agree that the Non-Recourse Parties are third party beneficiaries of this Section 21, each of whom may enforce the provisions hereof.
22. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
23. Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
24. Amendment; Waiver. Subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company (as amended), the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.

27. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders.
28. Company Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholders.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CASAGO HOLDINGS, LLC

By:	/s/ Joseph Riley
Name:	Joseph Riley
Title:	President

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

STOCKHOLDERS:

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Class A Owned Shares	Class B OwnedShares	Owned Units
SLP V Venice Feeder I, L.P.	3,101,156	—	—
SLP Venice Holdings L.P.	22,524	2,421,251	2,421,251

[Exhibit A to Support Agreement]

Exhibit B

Rollover Equity

Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
SLP V Venice Feeder I, L.P.	3,101,156	—	—
SLP Venice Holdings L.P.	22,524	2,421,251	2,421,251

[Exhibit B to Support Agreement]

Exhibit C

Joinder Agreement
The undersigned hereby agrees that it is hereby bound by that certain Support Agreement, dated as of December 30, 2024 (the “Support Agreement”), by and among Vacasa, Inc., a Delaware corporation (the “Company”), and the other parties thereto, as a “Stockholder” for all purposes thereunder. Capitalized terms used but not defined herein shall have the meanings given such terms in the Support Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:	Signed:

Stockholder:
By:
Title:
Address:

[Exhibit C to Support Agreement]

Exhibit D

Equity Term Sheet

[Intentionally omitted.]
[Exhibit D to Support Agreement]

Annex D
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of December 30, 2024, is entered into by and among the undersigned stockholders of the Company (collectively, the “Stockholders” and each, a “Stockholder”), Vacasa, Inc., a Delaware corporation (the “Company”), and Casago Holdings, LLC, a Delaware limited liability company (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Parent, (ii) Vista Merger Sub II Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), (iii) Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), (iv) the Company and (v) Vacasa Holdings LLC, a Delaware limited liability company (“Company LLC”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, subject to the execution thereof by the parties thereto, (a) the merger of LLC Merger Sub with and into Company LLC (the “LLC Merger”) with Company LLC surviving the LLC Merger and (b) immediately following the LLC Merger, the merger of Company Merger Sub with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”) with the Company surviving the Company Merger;
WHEREAS, as of the date hereof, each of the Stockholders is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock (together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Company LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Company LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units”), which Rollover Units otherwise would be redeemed into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Company LLC Units Redemption pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were redeemed for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”) to Parent on the Closing Date and immediately prior to the Company LLC Units Redemptions, the Class G Conversions, the Issuance and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet (as defined below), with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares” and together with the Rollover Units, the “Rollover Equity”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount” and together with the Unit Rollover Amount, the “Rollover Amount”) to Parent at the Rollover Time, in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet, with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”, together with the Exchanged Unit Shares, the “Exchanged Shares”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholders have entered into an interim investors agreement with the other parties thereto, each of which will be an equityholder of Parent (the “Interim Investors Agreement”); and
WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed to, enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares.
1.1 Beginning on the date hereof until the Termination Date (as defined below) (such period, the “Support Period”), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates during the Support Period (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, including any amended and restated Merger Agreement or any amendment to the Merger Agreement, in each case, in accordance with Section 3 below, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2. Rollover.
2.1 Contribution and Rollover. On the terms set forth herein and subject to Section 2.2 and Section 2.3:
(a) Each Stockholder agrees and covenants to Parent that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent such Stockholder’s Rollover Equity in exchange for the issuance by Parent of such Stockholder’s Exchanged Shares to such Stockholder free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).
(b) Parent agrees and covenants to each Stockholder that it will, at the Rollover Time, issue such Stockholder’s Exchanged Shares to such Stockholder in exchange for such Stockholder’s Rollover Equity.
(c) If an Independent Evaluator is not engaged in accordance with the Merger Agreement, the Rollover Amount shall be calculated based off of the Undisputed Merger Consideration as contemplated by Section 4.7(i) of the Merger Agreement and the Stockholder shall be issued the corresponding amount of Exchanged Shares, and the Stockholder shall have the right to receive additional Exchanged Shares equal to its applicable portion of the Additional Merger Consideration as contemplated in Section 4.7(h) of the Merger Agreement, if any, promptly following the determination of the final Adjusted Merger Consideration as set forth in Section 4.7(h) of the Merger Agreement; provided that any additional Exchanged Shares issued to Stockholder shall be based on the same valuation of Parent as of the Rollover Closing.
(d) In the event the Stockholder is entitled to receive additional Exchanged Shares as set forth in clause (c), Parent agrees and covenants to the Stockholder that it will issue such Stockholder’s Exchanged Shares to such Stockholder.
(e) Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Company LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Company LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares. Notwithstanding anything to the contrary in this Agreement, each Stockholder may Transfer any or all of the Rollover Equity it holds, from time to time, to its affiliated investment funds or vehicles, including any blocker corporations affiliated with such Stockholder; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C. Each Stockholder hereby acknowledges and agrees that it shall instruct and use its reasonable best efforts to cause any such transferee to comply with the terms of this Agreement. The Company Board, on behalf of the Company in the Company’s capacity as Manager (as such term is defined in the Company LLC Agreement) of Company LLC, has consented to any Transfer (as such term is defined in the Company LLC Agreement) of the Rollover Units as contemplated by this Agreement or explicitly permitted under this Section 2.1(e). Upon reasonable request of the Stockholder, Parent shall cooperate and consider in good faith alternative structures for implementing the Transaction proposed by the Stockholder; provided that Parent shall not be required to consider any such alternative structure if the implementation, in the reasonable, good faith discretion of Parent, would subject Parent or any of its Affiliates to any delay in implementing the transactions.
(f) Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.

(g) Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 2.2, the closing of the transactions contemplated hereby will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
2.2 Conditions to Rollover. The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent consummation of the Rollover by the other Rollover Stockholders, (iv) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (v) the consummation of the Mergers immediately following the Rollover;
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.7 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 8.1 and Section 8.2 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 7.1 through Section 7.5 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Rollover Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Rollover Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Rollover Time; and
(h) No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.

2.3 Failure to Consummate the Mergers. In the event that after the Rollover the Mergers fail to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with the termination of the Merger Agreement, automatically and without any further action of the parties hereto, Parent shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Parent the Parent Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective.
2.4 Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Rollover is intended to be treated as transactions described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code.
2.5 Termination. Neither Parent nor the Stockholders shall be permitted to terminate its or their obligations under this Section 2 without the prior written consent of Parent, in the case of any termination by the Stockholders, or the Stockholders, in case of any termination by Parent (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).
2.6 Tax Information. Within ninety (90) days following the Closing Date, each Stockholder shall provide to Parent or its accountants such Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if such Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to Parent a properly completed and timely executed Internal Revenue Service Form W-8 or W-9.
2.7 Withholding. Parent (and any of its Affiliates and designees), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any U.S. federal, state, local or non-U.S. withholding taxes, excise taxes or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in Parent or its Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that, the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent (and any of its Affiliates and designees) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Parent with such additional tax-related information, certifications and documentation as Parent may request.
3. Termination. This Agreement shall terminate automatically and without further action of any of the parties hereto and shall have no further force or effect upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment or modification to, or waiver of, the terms to the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that (A) reduces the amount of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders or (B) changes the form of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders,

(iv) any amendment or modification to, or waiver of, the terms of the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that has the effect of extending the Outside Date (except for extensions in accordance with Section 8.1(b) of the Merger Agreement or (v) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided, that, the provisions set forth in Sections 2.3, and 12 through 28 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6, 3 and 11 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a) and 4.3 (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
4. Certain Covenants.
4.1 Acquisition Proposals.
(a) From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to direct its Representatives not to, directly or indirectly:
(1) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(2) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);
(3) furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(4) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal;
(5) enter into any Alternative Acquisition Agreement; or
(6) authorize, resolve, agree or commit to do any of the foregoing.
(b) Notwithstanding anything to the contrary in Section 4.1(a), the Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal received after the date of this Agreement, if and only to the extent that the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(c) From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each Stockholder

(solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within forty-eight (48) hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, (x) the identity of the Person or Group making such proposal (unless such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect of the date hereof) (y) a summary of the material terms and conditions of any Acquisition Proposal and, if in writing, a copy thereof and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within forty-eight (48) hours), of the status and terms of any such Acquisition Proposal and the status of any such or discussions or negotiations. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
4.2 Transfers. During the Support Period, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, (i) each Stockholder may Transfer any or all of the Covered Shares (x) to any stockholder, member or partner of any Stockholder which is an entity and under common control with such Stockholder and (y) to any Affiliate of Stockholder under common control with such Stockholder and (ii) subject to Section 2.1(e), from and after the Requisite Company Stockholder Approvals have been obtained, each Stockholder may Transfer any or all of the Covered Shares; provided, that, the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C.
4.3 Termination of Director Designation Agreement. At the Closing, subject to and conditioned upon the Closing, the Director Designation Agreement (as may be amended, supplement or otherwise modified in accordance with its terms), dated as of June 7, 2023, by and between the Riverwood Stockholders (as defined therein) and the Company (the “Director Designation Agreement”) shall automatically be terminated in accordance with Section 4.3 thereof and the Stockholders agree and acknowledge that no Stockholder shall have any further rights or obligations with respect thereto notwithstanding anything to the contrary in the respective Director Designation Agreement; provided, that Article I, Article III and Article IV of the Director Designation Agreement shall survive in accordance with Section 4.3 thereof.
4.4 Limited Liability Company Agreement of Parent. The parties agree to negotiate in good faith with each other to enter into, substantially concurrently with the Closing, a definitive limited liability company agreement of Parent (the “LLCA”) containing the rights and obligations set forth in the Equity and Governance Term Sheet attached hereto as Exhibit D (the “Equity Term Sheet”), and such other provisions not addressed in the Equity Term Sheet as are customary for transactions of this type or as otherwise mutually agreed between the parties. If for any reason Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) have not entered into the LLCA at or prior to the Closing, the parties agree (i) that the operation of Parent and its subsidiaries (including the Company) shall be in accordance with the Equity Term Sheet until such time as the LLCA shall be in effect and (ii) to continue to negotiate in good faith with each other to enter into the LLCA and seek to have such agreement executed as soon as reasonably practicable thereafter. Upon the execution of the LLCA by Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) and delivery of the LLCA to each party thereto, this Section 4.4 shall cease to have any force or effect.
5. Proxy Statement; Information Statement; Schedule 13e-3 and Schedule 13D.
(a) The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement or Information Statement, as applicable, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement or Information Statement, as applicable, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.
(b) Parent, Sponsor and the Stockholders will each use its commercially reasonable efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.
6. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company and Parent constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Remedies Exceptions.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder (including, for the avoidance of doubt, the contribution to Parent of the Rollover Units) do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Company LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement, the performance by such Stockholder of its covenants and obligations under this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and/or “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.4 Ownership of the Owned Shares and Owned Units. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Company LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.
6.5 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to perform its obligations under this Agreement.
6.6 Investment. The Exchanged Shares and the Parent Units to be acquired by such Stockholder pursuant to this Agreement will be acquired for such Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the Parent Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the Parent Units for an indefinite period of time because the Exchanged Shares and the Parent Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the Parent Units and has had access to such other information concerning Parent as such Stockholder has requested.

6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
7. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:
7.1 Due Authority. Parent is a legal entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite limited liability company power and authority and has taken all limited liability company action necessary (including approval by the board of managers or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other limited liability company action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Remedies Exceptions.
7.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.
7.4 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
7.5 Exchanged Shares. The Exchanged Shares and the Parent Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by the organizational documents of Parent or arising under applicable securities Laws.
8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent as follows:
8.1 Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement.

This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Remedies Exceptions.
8.2 No Conflict. The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
8.3 Stockholder Terms. Each Rollover Stockholder has executed a support agreement on the date hereof in substantially the same form as this Support Agreement in all material respects.
9. Stockholder Capacity. This Agreement is being entered into by the Stockholders solely in their respective capacity as a record and/or beneficial owner of the Owned Shares and Owned Units and not in any other capacity (including without limitation any capacity as a director of the Company), and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries (including without limitation through individuals that it has elected, or designated to be elected, to the Board of the Company) to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.
10. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11 and Sections 13 through 28 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Company Merger Effective Time in the Common Stock and Company LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Company Merger Effective Time.

13. Further Assurances. Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.
14. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email with written or electronic confirmation of receipt requested (provided that the sender of such email does not receive written notification of delivery failure):

if to Stockholder to:

Riverwood Capital
70 Willow Road, Suite 100
Menlo Park, CA 94025
Attention: Jeff Parks; Scott Ransenberg
Email: jeff@rwcm.com; scott@rwcm.com

with a copy (which will not constitute notice) to:

Simpson Thacher & Bartlett LLP
2475 Hanover Street
Palo Alto, CA 94304
Attention: Naveed Anwar
Email: naveed.anwar@stblaw.com

if to Parent to:

Casago Holdings, LLC
15475 N Greenway Hayden Loop, Suite B2
Scottsdale, AZ 85260-1616
Attention: Joseph Riley
Email: joseph@patriotfamilyhomes.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Christopher M. Barlow
Email: christopher.barlow@skadden.com

If to the Company, to:

Vacasa, Inc.
850 NW 13th Ave
Portland, OR 97209
Attention: Rebecca Boyden
Email: Rebecca.boyden@vacasa.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Justin Hamill; Michael Anastasio
Email: justin.hamill@lw.com; michael.anastasio@lw.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Lande A. Spottswood
Email: lspottswood@velaw.com

and

Vinson & Elkins L.L.P.
Trammel Crow Center
2100 Ross Avenue, Suite 3900
Dallas, TX 75201
Attention: D. Alex Robertson
Email: arobertson@velaw.com

15. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this

Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). Each reference to “Affiliate” shall be deemed to exclude the Company and any of its Subsidiaries, for the purposes of the Stockholders.
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement (except as provided in Section 21), express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18. Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between the parties hereto (whether in contract, tort or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby; (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR

THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a) and 2.1(e)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, to seek specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement.
21. Non-Recourse. This Agreement may only be enforced against, and any Action (whether at law, in contract or in tort) based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with, or as an induction to, this Agreement), may only be brought against (and such representations and warranties are those solely of) the Persons that are expressly named as parties to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in contract or in tort, in law or in equity or granted by statute) based on, in respect of or by reason of this Agreement or the transactions contemplated by this Agreement or in respect of, or by reason of this Agreement or the negotiation, execution, performance or breach of this Agreement (including any written or oral representations made or alleged to be made in connection herewith). The parties hereto acknowledge and agree that the Non-Recourse Parties are third party beneficiaries of this Section 21, each of whom may enforce the provisions hereof.
22. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
23. Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
24. Amendment; Waiver. Subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
26. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company (as amended), the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.
27. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders.
28. Company Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholders.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CASAGO HOLDINGS, LLC

By:	/s/ Joseph Riley
Name:	Joseph Riley
Title:	President

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Support Agreement]

RW VACASA AIV L.P.
By: Riverwood Capital II, L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.
By: Riverwood Capital II, L.P., its general partner
By: Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.
By:	Riverwood Capital II, L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III VACASA AIV L.P.
By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Support Agreement]

RCP III BLOCKER FEEDER L.P.
By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III(PARALLEL-B)L.P.
By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) BLOCKER FEEDER L.P.
By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) VACASA AIV L.P.
By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jefferey T. Parks
Name:	Jeffrey T. Parks
Title	Director

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
RW VACASA AIV L.P.	6,787	729,622	729,622
RW INDUSTRIOUS BLOCKER L.P.	825,103	—	—
RCP III VACASA AIV L.P.	2,199	236,481	236,481
RIVERWOOD CAPITAL PARTNERS II (PARALLEL- B) L.P.	3,766	404,825	404,825
RIVERWOOD CAPITAL PARTNERS III (PARALLEL- B) L.P.	1,649	177,336	177,336
RCP III (A) VACASA AIV L.P.	669	71,938	71,938
RCP III BLOCKER FEEDER L.P.	277,833	—	—
RCP III (A) BLOCKER FEEDER L.P.	34,784	—	—

[Exhibit A to Support Agreement]

Exhibit B

Rollover Equity

Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
RW VACASA AIV L.P.	6,787	729,622	729,622
RW INDUSTRIOUS BLOCKER L.P.	825,103	—	—
RCP III VACASA AIV L.P.	2,199	236,481	236,481
RIVERWOOD CAPITAL PARTNERS II (PARALLEL- B) L.P.	3,766	404,825	404,825
RIVERWOOD CAPITAL PARTNERS III (PARALLEL- B) L.P.	1,649	177,336	177,336
RCP III (A) VACASA AIV L.P.	669	71,938	71,938
RCP III BLOCKER FEEDER L.P.	277,833	—	—
RCP III (A) BLOCKER FEEDER L.P.	34,784	—	—

[Exhibit B to Support Agreement]

Exhibit C

Joinder Agreement
The undersigned hereby agrees that it is hereby bound by that certain Support Agreement, dated as of December 30, 2024 (the “Support Agreement”), by and among Vacasa, Inc., a Delaware corporation (the “Company”), and the other parties thereto, as a “Stockholder” for all purposes thereunder. Capitalized terms used but not defined herein shall have the meanings given such terms in the Support Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:	Signed:

Stockholder:
By:
Title:
Address:

[Exhibit C to Support Agreement]

Exhibit D

Equity Term Sheet
[Intentionally omitted.]
[Exhibit D to Support Agreement]

Annex E
SUPPORT AGREEMENT
This Support Agreement (this “Agreement”), dated as of December 30, 2024, is entered into by and among the undersigned stockholders of the Company (collectively, the “Stockholders” and each, a “Stockholder”), Vacasa, Inc., a Delaware corporation (the “Company”), and Casago Holdings, LLC, a Delaware limited liability company (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) Parent, (ii) Vista Merger Sub II Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Company Merger Sub”), (iii) Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“LLC Merger Sub”, and collectively with Company Merger Sub, “Merger Subs”), (iv) the Company and (v) Vacasa Holdings LLC, a Delaware limited liability company (“Company LLC”), are entering into an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), which provides for, among other things, subject to the execution thereof by the parties thereto, (a) the merger of LLC Merger Sub with and into Company LLC (the “LLC Merger”) with Company LLC surviving the LLC Merger and (b) immediately following the LLC Merger, the merger of Company Merger Sub with and into the Company (the “Company Merger”, and collectively with the LLC Merger, the “Mergers”) with the Company surviving the Company Merger;
WHEREAS, as of the date hereof, each of the Stockholders is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of (i) the number of shares of Class A Common Stock set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class A Owned Shares”, collectively being all of the shares of Class A Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class A Owned Shares”), (ii) the number of shares of Class B Common Stock (together with the Class A Common Stock, the “Common Stock”) set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Class B Owned Shares”, collectively being all of the shares of Class B Common Stock owned of record or beneficially by the Stockholders as of the date hereof (the “Class B Owned Shares” and together with the Class A Owned Shares, the “Owned Shares”) and (iii) the number of Company LLC Units set forth opposite such Stockholder’s name on Exhibit A hereto under the heading “Owned Units”, collectively being all of the equity of Company LLC owned of record or beneficially by the Stockholders as of the date hereof (the “Owned Units”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Owned Units and corresponding Class B Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Rollover Units”, as adjusted in accordance with Section 2.1 (such paired units and shares, the “Rollover Units”), which Rollover Units otherwise would be redeemed into shares of Class A Common Stock and converted into the right to receive the Merger Consideration in cash but for the transactions contemplated by this Agreement and their exclusion from the Company LLC Units Redemption pursuant to Section 1.1 of the Merger Agreement (the aggregate amount of the Merger Consideration that would have been payable in respect of the Rollover Units if such Rollover Units were redeemed for shares of Class A Common Stock pursuant to Section 1.1 of the Merger Agreement, the “Unit Rollover Amount”) to Parent on the Closing Date and immediately prior to the Company LLC Units Redemptions, the Class G Conversions, the Issuance and the LLC Merger Effective Time (the “Rollover Time”), in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet (as defined below), with an aggregate value equal to the Unit Rollover Amount (the “Exchanged Unit Shares”);
WHEREAS, in connection with the Closing, each of the Stockholders will contribute and transfer the number of Class A Owned Shares set forth opposite such Stockholder’s name on Exhibit B hereto under the heading “Class A Rollover Shares”, as adjusted in accordance with Section 2.1 (such shares, the “Class A Rollover Shares” and together with the Rollover Units, the “Rollover Equity”), which Class A Rollover Shares otherwise would be converted into the right to receive the Merger Consideration in cash (the aggregate amount of the Merger Consideration that would have been payable in respect of the Class A Rollover Shares but for the transactions contemplated by this Agreement and their classification as Excluded Shares as a result of the transactions contemplated hereby, the “Class A Rollover Amount” and together with the Unit Rollover Amount, the “Rollover Amount”) to Parent at the Rollover Time, in exchange for a number of newly issued shares of Parent in a form and type as set forth on the Equity Term Sheet, with an aggregate value equal to the Class A Rollover Amount (the “Exchanged Class A Shares”, together with the Exchanged Unit Shares, the “Exchanged Shares”);
WHEREAS, concurrently with the execution and delivery of this Agreement, the Stockholders have entered into an interim investors agreement with the other parties thereto, each of which will be an equityholder of Parent (the “Interim Investors Agreement”); and
WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement and concurrently with the execution and delivery of the Merger Agreement, Parent has required that each of the Stockholders, and the Stockholders have agreed to, enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholders, the Company and Parent hereby agree as follows:
1. Agreement to Vote the Covered Shares.
1.1 Beginning on the date hereof until the Termination Date (as defined below) (such period, the “Support Period”), at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Mergers or any other transaction contemplated by the Merger Agreement is sought, each Stockholder agrees to, and if applicable, to cause its controlled Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares and any additional shares of Common Stock or other voting securities of the Company acquired by such Stockholder or its controlled Affiliates during the Support Period (collectively, and together with the Owned Shares, the “Covered Shares”) as follows: (a) in favor of (i) the adoption of the Merger Agreement and the approval of the Mergers, including any amended and restated Merger Agreement or any amendment to the Merger Agreement, in each case, in accordance with Section 3 below, (ii) the approval of any proposal to adjourn or postpone any Company Stockholders Meeting if the Company or Parent proposes or requests such postponement or adjournment in accordance with Section 6.4 of the Merger Agreement and (iii) the approval of any other proposal considered and voted upon by the stockholders of the Company at any Company Stockholders Meeting necessary or desirable for the consummation of the Mergers and the transactions contemplated by the Merger Agreement, and (b) against (i) any proposal, action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company contained in the Merger Agreement or that would reasonably be expected to result in any condition set forth in Sections 7.1 or 7.2 of the Merger Agreement not being satisfied or not being fulfilled prior to the Termination Date, (ii) any Acquisition Proposal, (iii) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company (except as contemplated by the Merger Agreement) and (iv) any other action, agreement or proposal which would reasonably be expected to prevent, materially impede or materially delay the consummation of the Mergers or any of the transactions contemplated by the Merger Agreement (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder agrees to, and agrees to cause its applicable controlled Affiliates to, be present, in person or by proxy, at every meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, however called, to vote on the Supported Matters (in the manner described in this Section 1.1) so that all of the Covered Shares will be counted for purposes of determining the presence of a quorum at each such meeting, or otherwise cause the Covered Shares to be counted as present thereat for purposes of establishing a quorum at each such meeting. For the avoidance of doubt, other than with respect to the Supported Matters, each Stockholder does not have any obligation to vote the Covered Shares in any particular manner and, with respect to such other matters (other than the Supported Matters), such Stockholder shall be entitled to vote the Covered Shares in its sole discretion.

2. Rollover.
2.1 Contribution and Rollover. On the terms set forth herein and subject to Section 2.2 and Section 2.3:
(a) Each Stockholder agrees and covenants to Parent that it will, (i) at the Rollover Time, contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent such Stockholder’s Rollover Equity in exchange for the issuance by Parent of such Stockholder’s Exchanged Shares to such Stockholder free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Rollover Equity or such Exchanged Shares, as applicable), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws (the “Rollover”).
(b) Parent agrees and covenants to each Stockholder that it will, at the Rollover Time, issue such Stockholder’s Exchanged Shares to such Stockholder in exchange for such Stockholder’s Rollover Equity.
(c) If an Independent Evaluator is not engaged in accordance with the Merger Agreement, the Rollover Amount shall be calculated based off of the Undisputed Merger Consideration as contemplated by Section 4.7(i) of the Merger Agreement and the Stockholder shall be issued the corresponding amount of Exchanged Shares, and the Stockholder shall have the right to receive additional Exchanged Shares equal to its applicable portion of the Additional Merger Consideration as contemplated in Section 4.7(h) of the Merger Agreement, if any, promptly following the determination of the final Adjusted Merger Consideration as set forth in Section 4.7(h) of the Merger Agreement; provided that any additional Exchanged Shares issued to Stockholder shall be based on the same valuation of Parent as of the Rollover Closing.
(d) In the event the Stockholder is entitled to receive additional Exchanged Shares as set forth in clause (c), Parent agrees and covenants to the Stockholder that it will issue such Stockholder’s Exchanged Shares to such Stockholder.
(e) Each Stockholder hereby covenants and agrees to take or cause to be taken all other or further actions required (including under the Company LLC Agreement) to validly contribute, assign, transfer, convey and deliver (or cause to be contributed, assigned, transferred, conveyed and delivered) to Parent the Rollover Units at the Rollover Time, free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of the Rollover Units), except as may exist by reason of this Agreement, the Merger Agreement and applicable securities laws. Each Stockholder hereby acknowledges and agrees that to the extent any Rollover Units are exchanged for shares of Class A Common Stock following the date hereof pursuant to the Company LLC Agreement, such shares of Class A Common Stock received pursuant to such exchange shall be treated as Covered Shares and Class A Rollover Shares. Notwithstanding anything to the contrary in this Agreement, each Stockholder may Transfer any or all of the Rollover Equity it holds, from time to time, to its affiliated investment funds or vehicles, including any blocker corporations affiliated with such Stockholder; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C. Each Stockholder hereby acknowledges and agrees that it shall instruct and use its reasonable best efforts to cause any such transferee to comply with the terms of this Agreement. The Company Board, on behalf of the Company in the Company’s capacity as Manager (as such term is defined in the Company LLC Agreement) of Company LLC, has consented to any Transfer (as such term is defined in the Company LLC Agreement) of the Rollover Units as contemplated by this Agreement or explicitly permitted under this Section 2.1(e). Upon reasonable request of the Stockholder, Parent shall cooperate and consider in good faith alternative structures for implementing the Transaction proposed by the Stockholder; provided that Parent shall not be required to consider any such alternative structure if the implementation, in the reasonable, good faith discretion of Parent, would subject Parent or any of its Affiliates to any delay in implementing the transactions.
(f) Each Stockholder acknowledges and agrees that, from and after the Rollover, except as set forth in Section 2.3, such Stockholder shall have no right, title or interest in or to the Rollover Equity.

(g) Rollover Closing. Subject to the satisfaction (or waiver by the parties entitled to the benefit thereof) of the conditions set forth in Section 2.2, the closing of the transactions contemplated hereby will take place immediately prior to, but subject to the substantially simultaneous occurrence of, the Closing.
2.2 Conditions to Rollover. The obligations of each Stockholder to consummate the Rollover is subject to the satisfaction (or waiver by such Stockholder in writing) of the following conditions:
(a) (i) The satisfaction, or written waiver by Parent (to the extent permitted by the Merger Agreement), of all conditions to the obligations of Parent and Merger Subs to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.2 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by Parent (to the extent permitted by the Merger Agreement) of such conditions), (ii) the satisfaction, or written waiver by the Company (to the extent permitted by the Merger Agreement), of all conditions to the obligations of the Company to consummate the Mergers and the transactions contemplated by the Merger Agreement that are to occur on the Closing Date as set forth in Section 7.1 and Section 7.3 of the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or written waiver by the Company (to the extent permitted by the Merger Agreement) of such conditions), (iii) the substantially concurrent consummation of the Rollover by the other Rollover Stockholders, (iv) the substantially concurrent funding of the Equity Financing on the terms and subject to the conditions set forth in the Equity Commitment Letters and (v) the consummation of the Mergers immediately following the Rollover;
(b) Solely for the benefit of Parent, the representations and warranties made by the Stockholder in Section 6.1 through Section 6.7 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(c) Solely for the benefit of Parent, the representations and warranties made by the Company in Section 8.1 and Section 8.2 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to Parent;
(d) Solely for the benefit of the Stockholder, the representations and warranties made by Parent in Section 7.1 through Section 7.5 of this Agreement shall be true and correct as of the Rollover Time as if made at and as of the Rollover Time, except for such failures to be true and correct as would not reasonably be expected, individually or in the aggregate, to (i) prevent or materially impair or materially delay the consummation of the Rollover on the terms set forth herein or (ii) be materially adverse to the Stockholder;
(e) Solely for the benefit of Parent, the Stockholder shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Stockholder at or prior to the Rollover Time;
(f) Solely for the benefit of the Stockholder, the Company shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by the Company at or prior to the Rollover Time;
(g) Solely for the benefit of the Stockholder, Parent shall have performed and complied in all material respects with the covenants, obligations and conditions of this Agreement required to be performed and complied with by Parent at or prior to the Rollover Time; and
(h) No Law enacted, entered, promulgated, enforced or issued by any Governmental Authority shall be in effect preventing the consummation of, or otherwise making illegal, the Rollover.

2.3 Failure to Consummate the Mergers. In the event that after the Rollover the Mergers fail to be consummated for any reason whatsoever and the Merger Agreement is terminated in accordance with its terms, the parties hereto agree that, concurrently with the termination of the Merger Agreement, automatically and without any further action of the parties hereto, Parent shall assign, transfer, convey and deliver (or shall cause to be assigned, transferred, conveyed and delivered) to the Stockholders the Rollover Equity and the Stockholders shall assign, transfer, convey and deliver to Parent the Parent Units issued to the Stockholders. In such event, each party hereto shall, as promptly as practicable, provide all such cooperation as the other parties hereto may reasonably request in order to ensure that such assignments, transfers, conveyances and deliveries have occurred and been made effective.
2.4 Tax Treatment. The parties hereto agree that, for U.S. federal (and applicable state and local) income tax purposes, the Rollover is intended to be treated as transactions described in Section 721(a) of the Code (the “Intended Tax Treatment”). Each party hereto shall prepare and file all Tax Returns in a manner consistent with the Intended Tax Treatment and shall not take any position inconsistent with the Intended Tax Treatment in connection with any tax matters, in each case, unless otherwise required pursuant to a final “determination” within the meaning of Section 1313(a)(1) of the Code.
2.5 Termination. Neither Parent nor the Stockholders shall be permitted to terminate its or their obligations under this Section 2 without the prior written consent of Parent, in the case of any termination by the Stockholders, or the Stockholders, in case of any termination by Parent (it being understood that this Section 2 shall also be terminated automatically, without any further action required by the parties thereto, upon any termination of this Agreement pursuant to Section 3).
2.6 Tax Information. Within ninety (90) days following the Closing Date, each Stockholder shall provide to Parent or its accountants such Stockholder’s estimated tax basis and holding period as of the Closing Date in its Rollover Equity and shall promptly provide updated information in respect thereof if such Stockholder determines that its actual tax basis or holding period is different than previously reported. At the Rollover Time, each Stockholder shall deliver to Parent a properly completed and timely executed Internal Revenue Service Form W-8 or W-9.
2.7 Withholding. Parent (and any of its Affiliates and designees), shall be entitled to deduct or withhold from any amounts owing from such Persons to any Stockholder (including withholding equity interests in the case of issuances of equity by such Persons) for any U.S. federal, state, local or non-U.S. withholding taxes, excise taxes or employment taxes imposed with respect to compensation or other payments to such Stockholder or such Stockholder’s ownership interest in Parent or its Affiliates, including, without limitation, equity issuances, wages, bonuses, distributions, the receipt or exercise of equity options and/or the receipt or vesting of restricted equity; provided, that, the Person intending to make any such deduction or withholding (other than compensatory withholding or withholding resulting from the failure of a Stockholder to provide the forms required under Section 2.6) shall reasonably cooperate with the applicable Stockholder in determining whether any reductions or exemptions from withholding are available, including providing such Stockholder with a reasonable opportunity to provide such forms, certificates or other evidence to eliminate or reduce any such required deduction or withholding. To the extent any amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Stockholder. In the event any such deductions or withholdings are not made with respect to a Stockholder, such Stockholder shall indemnify Parent (and any of its Affiliates and designees) for any amounts paid with respect to the applicable taxes, together with any interest, penalties and related expenses thereto. Each Stockholder shall provide Parent with such additional tax-related information, certifications and documentation as Parent may request.
3. Termination. This Agreement shall terminate automatically and without further action of any of the parties hereto and shall have no further force or effect upon the earliest to occur of: (i) the valid termination of the Merger Agreement in accordance with its terms, (ii) the Company Merger Effective Time (following the consummation of the Rollover), (iii) any amendment or modification to, or waiver of, the terms to the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that (A) reduces the amount of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders or (B) changes the form of the Merger Consideration or any consideration otherwise payable with respect to the shares of Owned Shares and Owned Units beneficially owned by the Stockholders, (iv) any amendment or modification to, or waiver of, the terms of the original unamended Merger Agreement, dated as of the date hereof, without the prior written consent of the Stockholders, that has the effect of extending the Outside Date (except for extensions in accordance with Section 8.1(b) of the Merger Agreement or (v) the written consent of the Stockholders, Parent and the Company (such date, the “Termination Date”); provided, that, the provisions set forth in Sections 2.3, and 12 through 28 shall survive the termination of this Agreement; provided, further, that Sections 2.4, 2.6, 3 and 11 shall survive the termination of this Agreement pursuant to the foregoing clause (ii); provided, further, that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against (x) any other party hereto for that party’s Willful Breach of this Agreement that may have occurred on or before such termination or (y) against any of the Stockholders for such Stockholder’s material breach of Sections 2.1(a) and 4.3 (any material breach contemplated by this clause (y), a “Material Rollover Breach”). For the purpose hereof, “Willful Breach” means a material breach of this Agreement (other than a Material Rollover Breach) that is a consequence of a willful or deliberate act or failure to act by a Party that knows or would reasonably be expected to have known that the taking of such act or failure to act would, or would reasonably be expected to, cause a breach of this Agreement.
4. Certain Covenants.
4.1 Acquisition Proposals.
(a) From and after the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each of the Stockholders hereby agrees that it shall not, and it shall instruct and use its reasonable best efforts to direct its Representatives not to, directly or indirectly:
(1) initiate, solicit, propose or knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Acquisition Proposal;
(2) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person or Group relating to, any Acquisition Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal (other than to state that the terms of this Section 4.1 prohibit such discussions);
(3) furnish to any Person (other than Parent or any of its Affiliates) any non-public information relating to the Company or any of its Subsidiaries or afford to any such Person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries, in any such case with the intent to induce, or that could reasonably be expected to result in, the making, submission or announcement of, an Acquisition Proposal;
(4) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to, an Acquisition Proposal;
(5) enter into any Alternative Acquisition Agreement; or
(6) authorize, resolve, agree or commit to do any of the foregoing.
(b) Notwithstanding anything to the contrary in Section 4.1(a), the Stockholders and their Representatives may engage in or otherwise participate in discussions or negotiations regarding a bona fide written Acquisition Proposal received after the date of this Agreement, if and only to the extent that the Company Board (acting upon the recommendation of the Special Committee) or the Special Committee has determined in good faith based on the information then available and after consultation with its financial advisor and outside counsel either constitutes a Superior Proposal or is reasonably likely to result in a Superior Proposal in accordance with the Merger Agreement and the failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law.
(c) From the date hereof until the earlier of the termination of the Merger Agreement pursuant to Article VIII thereof and the Company Merger Effective Time, subject to Section 8, each Stockholder (solely in its capacity as a stockholder of the Company) agrees that it will promptly (and, in any event, within forty-eight (48) hours) notify Parent in writing following any discussions or negotiations with any Person or Group pursuant to Section 4.1(b) and shall provide, in connection with such notice, (x) the identity of the Person or Group making such proposal (unless such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect of the date hereof) (y) a summary of the material terms and conditions of any Acquisition Proposal and, if in writing, a copy thereof and thereafter shall keep Parent informed, on a prompt basis (and, in any event, within forty-eight (48) hours), of the status and terms of any such Acquisition Proposal and the status of any such or discussions or negotiations. Notwithstanding the foregoing, the Stockholders shall not be required to notify Parent of any discussions or negotiations to the extent the Company has notified Parent thereof.
4.2 Transfers. During the Support Period, each Stockholder hereby covenants and agrees that, except as expressly contemplated pursuant to this Agreement, such Stockholder shall not, and shall direct its controlled Affiliates not to, directly or indirectly (i) tender any Covered Shares into any tender or exchange offer, (ii) offer, sell, transfer, assign, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding or other arrangement with respect to the Transfer of, any Covered Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (iii) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares that is inconsistent with this Agreement, (iv) enter into any hedge, swap or other transaction or Contract which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, (v) take any action that would reasonably be expected to prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement or the Merger Agreement or (vi) commit or agree to take any of the foregoing actions. Any Transfer in violation of this Section 4.2 shall be void ab initio. Notwithstanding anything to the contrary in this Agreement, (i) each Stockholder may Transfer any or all of the Covered Shares (x) to any stockholder, member or partner of any Stockholder which is an entity and under common control with such Stockholder and (y) to any Affiliate of Stockholder under common control with such Stockholder and (ii) subject to Section 2.1(e), from and after the Requisite Company Stockholder Approvals have been obtained, each Stockholder may Transfer any or all of the Covered Shares; provided, that, the Stockholders retain, collectively, such number of Owned Shares and Owned Units that collectively have an aggregate value equal to the Rollover Amount, as determined in accordance with Section 2; provided, that, it shall be a condition to such Transfer that the transferee shall sign and deliver a joinder agreement in the form attached hereto as Exhibit C.
4.3 Termination of Director Designation Agreement. At the Closing, subject to and conditioned upon the Closing, the Director Designation Agreement (as may be amended, supplement or otherwise modified in accordance with its terms), dated as of June 7, 2023, by and between the Level Equity Stockholders (as defined therein) and the Company (the “Director Designation Agreement”) shall automatically be terminated in accordance with Section 4.3 thereof and the Stockholders agree and acknowledge that no Stockholder shall have any further rights or obligations with respect thereto notwithstanding anything to the contrary in the respective Director Designation Agreement; provided, that Article I, Article III and Article IV of the Director Designation Agreement shall survive in accordance with Section 4.3 thereof.
4.4 Limited Liability Company Agreement of Parent. The parties agree to negotiate in good faith with each other to enter into, substantially concurrently with the Closing, a definitive limited liability company agreement of Parent (the “LLCA”) containing the rights and obligations set forth in the Equity and Governance Term Sheet attached hereto as Exhibit D (the “Equity Term Sheet”), and such other provisions not addressed in the Equity Term Sheet as are customary for transactions of this type or as otherwise mutually agreed between the parties. If for any reason Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) have not entered into the LLCA at or prior to the Closing, the parties agree (i) that the operation of Parent and its subsidiaries (including the Company) shall be in accordance with the Equity Term Sheet until such time as the LLCA shall be in effect and (ii) to continue to negotiate in good faith with each other to enter into the LLCA and seek to have such agreement executed as soon as reasonably practicable thereafter. Upon the execution of the LLCA by Parent and the Stockholders (or any of their respective affiliated investment funds or vehicles, including any affiliated blocker corporation) and delivery of the LLCA to each party thereto, this Section 4.4 shall cease to have any force or effect.
5. Proxy Statement; Information Statement; Schedule 13e-3 and Schedule 13D.
(a) The Company, Parent and the Stockholders shall cooperate to, concurrently with the preparation and filing of the Proxy Statement or Information Statement, as applicable, jointly prepare and file with the SEC the Schedule 13e-3. Each Stockholder will provide information reasonably requested by the Company or Parent in connection with the preparation of the Schedule 13e-3. To the knowledge of each Stockholder, the information supplied by such Stockholder for inclusion or incorporation by reference in the Proxy Statement or Information Statement, as applicable, the Schedule 13e-3 or any other filing Parent or the Company is required to make in connection with the Mergers will not, at the time that such information is provided, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Promptly after the execution of this Agreement, Parent and the Stockholders shall cooperate to prepare and file with the SEC one or more disclosure statements on Schedule 13D or amendments or supplements thereto, as applicable (such disclosure statements, including any amendments or supplements thereto, the “Schedule 13Ds”) relating to the Merger Agreement and this Agreement and the transactions contemplated hereby and thereby. Parent shall (i) provide the Stockholders and Stockholders’ counsel a reasonable opportunity to review drafts of the Schedule 13e-3 prior to filing the Schedule 13e-3 with the SEC and (ii) consider in good faith all comments thereto reasonably proposed by the Stockholders, their outside counsel and other Representatives. To the extent legally permissible, Parent and the Stockholders shall (A) provide each other and their respective counsel a reasonable opportunity to review drafts of the Schedule 13Ds prior to filing the Schedule 13Ds with the SEC and (B) consider in good faith all comments thereto reasonably proposed by the other parties their outside counsel and their other Representatives, it being understood that failure to provide such prior review or to incorporate any comments shall not in any way limit or preclude Parent or the Stockholders, as applicable, from amending any such Schedule 13D.
(b) Parent, Sponsor and the Stockholders will each use its commercially reasonable efforts to furnish all information concerning such Party and its controlled Affiliates to the other parties that is reasonably necessary for the preparation and filing of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement or Information Statement, as applicable, and the Schedule 13e-3 and the resolution of any comments to either received from the SEC.
6. Representations and Warranties of the Stockholder. Each Stockholder hereby represents and warrants to Parent and the Company as follows:
6.1 Due Authority. Such Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of formation. Such Stockholder has all requisite trust, corporate or other similar power and authority and has taken all trust, corporate or other similar action necessary (including approval by the board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of such Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by such Stockholder of this Agreement. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery of this Agreement by the Company and Parent constitutes a legal, valid and binding agreement of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the Remedies Exceptions.
6.2 No Conflict. The execution and delivery of, compliance with and performance of this Agreement by such Stockholder (including, for the avoidance of doubt, the contribution to Parent of the Rollover Units) do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation, trust agreement or operating agreement or similar organizational documents of such Stockholder, (ii) conflict with or result in any violation or breach of any provision of the Company LLC Agreement, (iii) conflict with or result in a violation or breach of any applicable Law, (iv) require any consent by any Person under, result in a breach of, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which such Stockholder is entitled, under any Contract binding upon such Stockholder, or to which any of its properties, rights or other assets are subject or (v) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of such Stockholder, except in the case of clauses (i), (ii), (iii), (iv) and (v) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit or impair in any material respect the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.3 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement, the performance by such Stockholder of its covenants and obligations under this Agreement or the consummation by such Stockholder of the transactions contemplated hereby, except (a) as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and/or “blue sky” laws, (b) compliance with any applicable requirements of the HSR Act and any applicable foreign Antitrust Laws, (c) the applicable rules and regulations of the SEC or any applicable stock exchange or (d) as would not, individually or in the aggregate, reasonably be expected to restrict in any material respect, prohibit, impair in any material respect or materially delay the consummation of the Mergers or the performance by such Stockholder of its obligations under this Agreement.
6.4 Ownership of the Owned Shares and Owned Units. Such Stockholder is, as of the date hereof, the record and beneficial owner of the Owned Shares and the Owned Units, all of which are free and clear of any Liens, other than those created by this Agreement, the Merger Agreement, the Company LLC Agreement or arising under applicable securities laws. Such Stockholder has the full legal right, power and authority to deliver the Rollover Equity to Parent pursuant to Section 2. Such Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares and Owned Units. Such Stockholder has the sole right to dispose of the Owned Shares and Owned Units, and none of the Owned Shares or Owned Units is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement. As of the date hereof, such Stockholder has not entered into any agreement to Transfer any Owned Shares or Owned Units and no person has a right to acquire any of the Owned Shares or Owned Units held by such Stockholder.
6.5 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of such Stockholder, threatened against or affecting such Stockholder or any of its Affiliates (other than the Company and its Subsidiaries) that would reasonably be expected to prevent, materially delay or materially impair the ability of such Stockholder to perform its obligations under this Agreement.
6.6 Investment. The Exchanged Shares and the Parent Units to be acquired by such Stockholder pursuant to this Agreement will be acquired for such Stockholder’s own account and not with a view to, or intention of, distribution thereof in violation of any applicable state securities laws. Each Stockholder is an “accredited investor” within the meaning of Rule 501 of Regulation D of the SEC. Each Stockholder is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Exchanged Shares and the Parent Units. Each Stockholder is able to bear the economic risk of its investment in the Exchanged Shares and the Parent Units for an indefinite period of time because the Exchanged Shares and the Parent Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Exchanged Shares and the Parent Units and has had access to such other information concerning Parent as such Stockholder has requested.

6.7 Finders Fees. No broker, investment bank, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s, investment banking or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.
7. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders as follows:
7.1 Due Authority. Parent is a legal entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation. Parent has all requisite limited liability company power and authority and has taken all limited liability company action necessary (including approval by the board of managers or applicable corporate bodies) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other limited liability company action by Parent or vote of holders of any class of the capital stock of Parent is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of Parent enforceable against Parent in accordance with its terms, subject to the Remedies Exceptions.
7.2 No Conflict. The execution, delivery and performance by Parent of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which Parent and any of its Subsidiaries are entitled, under any Contract binding upon Parent or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of Parent or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by Parent of its obligations under this Agreement.
7.3 Consents. No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit, impair or delay the consummation of the Mergers or the performance by Parent of its obligations under this Agreement.
7.4 Absence of Litigation. As of the date hereof, there is no legal action pending against, or, to the knowledge of Parent, threatened against or affecting Parent that would reasonably be expected to prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement.
7.5 Exchanged Shares. The Exchanged Shares and the Parent Units, when issued to the Stockholder pursuant to the Rollover, will be duly authorized, validly issued and outstanding, fully paid and non-assessable, and issued free and clear of any Liens, other than those created by the organizational documents of Parent or arising under applicable securities Laws.
8. Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders and Parent as follows:
8.1 Due Authority. The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Company Board (acting on the recommendation of the Special Committee)) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement.

This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by all of the other parties hereto, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Remedies Exceptions.
8.2 No Conflict. The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Mergers and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
8.3 Stockholder Terms. Each Rollover Stockholder has executed a support agreement on the date hereof in substantially the same form as this Support Agreement in all material respects.
9. Stockholder Capacity. This Agreement is being entered into by the Stockholders solely in their respective capacity as a record and/or beneficial owner of the Owned Shares and Owned Units and not in any other capacity (including without limitation any capacity as a director of the Company), and nothing in this Agreement shall restrict or limit the ability of any of the Stockholders or any of their respective Affiliates or Representatives who is a director or officer of the Company or any of the Company’s Subsidiaries (including without limitation through individuals that it has elected, or designated to be elected, to the Board of the Company) to take, or refrain from taking, any action in his or her capacity as a director or officer of the Company or any of its Subsidiaries, including the exercise of fiduciary duties to the Company or its stockholders, and any such action taken in such capacity or any such inaction shall not constitute a breach of this Agreement, and the provisions of this Agreement shall not apply to such directors or officers in their capacity as such.
10. Non-Survival of Representations, Warranties and Covenants. Other than the covenants and agreements in Section 2.4, Section 2.6, Section 2.7, Section 3, Section 11 and Sections 13 through 28 (and such applicable provisions incorporated by reference therein), in each case, which shall survive the Company Merger Effective Time, the representations, warranties and covenants contained herein shall not survive the Company Merger Effective Time.
11. Waiver of Appraisal and Dissenter Rights and Certain Other Actions. The Stockholder hereby irrevocably and unconditionally waives, to the fullest extent of applicable Law, and agrees to cause to be waived and not to assert any appraisal rights, any dissenter’s rights and any similar rights under Section 262 of the DGCL or otherwise with respect to the Owned Shares or Owned Units with respect to the Mergers and the transactions contemplated by the Merger Agreement.
12. Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change prior to the Company Merger Effective Time in the Common Stock and Company LLC Units by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Stock”, “Covered Shares”, “Class A Rollover Shares”, “Rollover Units”, “Rollover Equity”, “Owned Shares”, “Class A Owned Shares”, “Class B Owned Shares” and “Owned Units” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, in each case prior to the Company Merger Effective Time.

13. Further Assurances. Parent and Stockholders shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent or the Stockholders may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement, including any documentation necessary to effect the Rollover in accordance with the terms hereof.
14. Notices. All notices, requests, instructions or other communications or documents to be given or made hereunder by any party to the other parties to this Agreement shall be in writing and (a) served by personal delivery by hand upon the part(ies) for whom it is intended, (b) served by an internationally recognized overnight courier service upon the part(ies) for whom it is intended, (c) delivered by registered or certified mail, return receipt requested or (d) sent by email with written or electronic confirmation of receipt requested (provided that the sender of such email does not receive written notification of delivery failure):

if to Stockholder to:

c/o Level Equity Management, LLC
Two Grand Central Tower
140 East 45th Street, 42nd Floor
New York, NY 10017
Attention: Nathan Linn
email: legal@levelequity.com; NLinn@levelquity.com

with a copy (which will not constitute notice) to:

Goodwin Procter LLP
The New York Times Building
620 Eighth Avenue
New York, NY 10018
Attention: Oreste Cipolla
Email: OCipolla@goodwinlaw.com

if to Parent to:

Casago Holdings, LLC
15475 N Greenway Hayden Loop, Suite B2
Scottsdale, AZ 85260-1616
Attention: Joseph Riley
Email: joseph@patriotfamilyhomes.com

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention: Christopher M. Barlow
Email: christopher.barlow@skadden.com

If to the Company, to:

Vacasa, Inc.
850 NW 13th Ave
Portland, OR 97209
Attention: Rebecca Boyden
Email: Rebecca.boyden@vacasa.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Justin Hamill; Michael Anastasio
Email: justin.hamill@lw.com; michael.anastasio@lw.com

with a copy to (which shall not constitute notice):

Vinson & Elkins L.L.P.
845 Texas Avenue, Suite 4700
Houston, TX 77002
Attention: Lande A. Spottswood
Email: lspottswood@velaw.com

and

Vinson & Elkins L.L.P.
Trammel Crow Center
2100 Ross Avenue, Suite 3900
Dallas, TX 75201
Attention: D. Alex Robertson
Email: arobertson@velaw.com

15. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb). Unless the context of this Agreement clearly requires otherwise, words importing the masculine gender shall include the feminine and neutral genders and vice versa, and the definitions of terms contained in this Agreement are applicable to the singular as well as the plural forms of such terms. The words “includes” or “including” shall mean “including without limitation,” the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or article in which such words appear, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if,” any reference to a Law shall include any rules and regulations promulgated thereunder, and any reference to any Law in this Agreement shall mean such Law as from time to time amended, modified or supplemented. Currency amounts referenced herein are in U.S. Dollars. Each reference to a “wholly owned Subsidiary” or “wholly owned Subsidiaries” of a Person shall be deemed to include any Subsidiary of such Person where all of the equity interests of such Subsidiary are directly or indirectly owned by such Person (other than directors qualifying shares, nominee shares or other equity interests that are required by Law or regulation to be held by a director or nominee). Each reference to “Affiliate” shall be deemed to exclude the Company and any of its Subsidiaries, for the purposes of the Stockholders.
16. Entire Agreement. This Agreement and the documents and instruments and other agreements entered into in connection herewith by any of the parties hereto and the Merger Agreement collectively constitute the entire agreement with respect to the subject matter hereof, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.

17. No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement (except as provided in Section 21), express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
18. Governing Law and Venue; Waiver of Jury Trial. This Agreement and any claim, cause of action or Action (whether at law, in contract or in tort) that may directly or indirectly be based upon, relate to or arise out of this Agreement or any transaction contemplated hereby, or the negotiation, execution or performance hereunder shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware. In addition, each of the parties hereto (i) irrevocably and unconditionally submits to the personal jurisdiction and venue of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court) (the “Chosen Courts”) in the event of any claim, cause of action or proceeding between the parties hereto (whether in contract, tort or otherwise) arising out of or relating to this Agreement or the transactions contemplated hereby; (ii) expressly waives any claim of lack of personal jurisdiction or improper venue and any claims that such courts are an inconvenient forum with respect to such a claim; (iii) agrees that it shall not bring any claim, cause of action or proceeding against any other parties hereto arising out of or relating to this Agreement or the transactions contemplated hereby in any court other than the Chosen Courts and that a final judgment in any legal proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law and (iv) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts. Each of the parties irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail or by overnight courier service, postage prepaid, to its address set forth in Section 14, such service to become effective ten days after such mailing. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, ACTION OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18, (1) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, AND (2) MAKES THIS WAIVER VOLUNTARILY.
19. Assignment; Successors. Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement (including those set forth in Section 2.1(a) and 2.1(e)) may be assigned or delegated, in whole or in part, by operation of Law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
20. Enforcement. The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not perform the provisions of this Agreement (including any party hereto failing to take such actions that are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, to seek specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement or to enforce specifically the terms and provisions hereof, (b) the parties hereto will not assert that a remedy of monetary damages would provide an adequate remedy for such breach and (c) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement.
21. Non-Recourse. This Agreement may only be enforced against, and any Action (whether at law, in contract or in tort) based upon, arising out of, or related to this Agreement or the transactions contemplated by this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with, or as an induction to, this Agreement), may only be brought against (and such representations and warranties are those solely of) the Persons that are expressly named as parties to this Agreement and the Persons party to the Merger Agreement or party to any other agreement executed in connection therewith (collectively, the “Contracting Parties”). No Person who is not a Contracting Party, including any past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any legal proceeding (whether in contract or in tort, in law or in equity or granted by statute) based on, in respect of or by reason of this Agreement or the transactions contemplated by this Agreement or in respect of, or by reason of this Agreement or the negotiation, execution, performance or breach of this Agreement (including any written or oral representations made or alleged to be made in connection herewith). The parties hereto acknowledge and agree that the Non-Recourse Parties are third party beneficiaries of this Section 21, each of whom may enforce the provisions hereof.
22. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.
23. Counterparts. This Agreement and any amendments to this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission or by email of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.
24. Amendment; Waiver. Subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance. No failure or delay on the part of a party in the exercise of any right or remedy hereunder shall impair such right or power or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right or power.
25. No Presumption Against Drafting Party. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

26. No Agreement until Executed. This Agreement shall not be effective unless and until the Company Board has approved, for purposes of any applicable anti-takeover laws and regulations, and any applicable provision of the Amended and Restated Certificate of Incorporation of the Company (as amended), the Merger Agreement, this Agreement and the transactions contemplated by the Merger Agreement, including the Mergers.
27. No Ownership Interest. Except as expressly provided in Section 2 with respect to the Rollover Equity, (a) nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares and (b) all ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders.
28. Company Special Committee Approval. Notwithstanding any provision to the contrary, no amendment or waiver of any provision of this Agreement shall be made by the Company or the Company Board without first obtaining the approval of the Special Committee. The Special Committee shall direct enforcement by the Company of any provisions of this Agreement against the Stockholders.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

CASAGO HOLDINGS, LLC

By:	/s/ Joseph Riley
Name:	Joseph Riley
Title:	President

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

Level Equity Opportunities Fund 2015, L.P.
By: Level Equity Partners II (GP) L.P. its general partner
By: Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Opportunities Fund 2018, L.P.
By: Level Equity Partners IV (GP) L.P. its general partner
By: Level Equity Associates IV, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II AIV(B), L.P.
By: Level Equity Partners II (GP) L.P. its general partner
By: Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP I VCS, LLC
By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Support Agreement]

LEGP II VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Equity – VCS Investors, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Support Agreement]

Exhibit A

Owned Shares

Stockholder	Class A Owned Shares	Class B Owned Shares	Owned Units
Level Equity Opportunities Fund 2015, L.P.	45,089	326,144	326,144
Level Equity Opportunities Fund 2018, L.P.	43,439	271,521	271,521
LEGP II AIV(B), L.P.	227,656	—	—
LEGP I VCS, LLC	2,183	234,667	234,667
LEGP II VCS, LLC	5,695	612,241	612,241
Level Equity - VCS Investors, LLC	2,171	233,461	233,461

[Exhibit A to Support Agreement]

Exhibit B

Rollover Equity

Stockholder	Class A Rollover Shares	Class B Rollover Shares	Rollover Units
Level Equity Opportunities Fund 2015, L.P.	45,089	326,144	326,144
Level Equity Opportunities Fund 2018, L.P.	43,439	271,521	271,521
LEGP II AIV(B), L.P.	227,656	—	—
LEGP I VCS, LLC	2,183	234,667	234,667
LEGP II VCS, LLC	5,695	612,241	612,241
Level Equity - VCS Investors, LLC	2,171	233,461	233,461

[Exhibit B to Support Agreement]

Exhibit C

Joinder Agreement
The undersigned hereby agrees that it is hereby bound by that certain Support Agreement, dated as of December 30, 2024 (the “Support Agreement”), by and among Vacasa, Inc., a Delaware corporation (the “Company”), and the other parties thereto, as a “Stockholder” for all purposes thereunder. Capitalized terms used but not defined herein shall have the meanings given such terms in the Support Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.

Date:	Signed:

Stockholder:
By:
Title:
Address:

[Exhibit C to Support Agreement]

Exhibit D

Equity Term Sheet

[Intentionally omitted.]
[Exhibit D to Support Agreement]

Annex F
AMENDMENT NO. 1 TO
TAX RECEIVABLE AGREEMENT

December 30, 2024
This Amendment No. 1 to the Tax Receivable Agreement (as defined below) is dated effective as of December 30, 2024 (this “Amendment”), and is entered into by and among Vacasa, Inc., a Delaware corporation (the “Company”), Vacasa Holdings LLC, a Delaware limited liability company (the “Company LLC”), SLP Venice Holdings, L.P., a Delaware limited partnership (the “Representative”), and each of undersigned Persons under the heading “Holders” on the signature pages hereto (collectively, the “Holders”). Each of the Company, the Company LLC, the Representative, and the Holders are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
WHEREAS, the Company, the Company LLC, the Representative, the Holders and the other parties thereto previously entered into that certain Tax Receivable Agreement, dated as of December 6, 2021 (the “Tax Receivable Agreement”);
WHEREAS, Section 7.6(b) of the Tax Receivable Agreement provides that the Tax Receivable Agreement may only be amended if such amendment is approved in writing by each of (i) the Board of Directors of the Company and (b) the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would hypothetically be payable to all TRA Parties (applying the Valuation Assumptions);
WHEREAS, the Board of Directors of the Company has approved in writing amending the Tax Receivable Agreement in accordance with the terms of this Amendment;
WHEREAS, the Holders represent the TRA Parties who collectively would be entitled to receive at least a majority of any Early Termination Payments that would hypothetically be payable to all TRA Parties (applying the Valuation Assumptions) if an Early Termination were to occur on the effective date of this Amendment;
WHEREAS, the Board of Directors of the Company has determined that, in accordance with Section 7.6(b) of the Tax Receivable Agreement, this Amendment does not have a disproportionate material and adverse effect on (a) the Exchange TRA Parties, on the one hand, or the Reorganization TRA Parties, on the other hand, (b) any TRA Party or (c) any Exchange TRA Party relative to any other Exchange TRA Party, or on any Reorganization TRA Party relative to any other Reorganization TRA Party, due to, among other reasons, the fact that the Early Termination Payment will be waived with respect to all TRA Parties equally; and
WHEREAS, in connection with the execution of that certain Agreement and Plan of Merger, by and among the Company, the Company LLC, Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Parent, and Vista Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, dated as of the date hereof (the “Merger Agreement”), subject to and effective upon the consummation of the transactions contemplated by the Merger Agreement, the Parties desire to amend the Tax Receivable Agreement as set forth in this Amendment to, among other things, terminate the Company’s, the Company LLC’s, the Representative’s, the Holders’ and the other TRA Parties’ rights and obligations in respect of the Tax Receivable Agreement and to release the Company and the Company LLC from all obligations thereunder.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
Section 1. Definitions. Each capitalized term used herein but not otherwise defined herein shall have the meaning assigned to such term in the Tax Receivable Agreement.
Section 2. Amendment to the Tax Receivable Agreement. Article IV of the Tax Receivable Agreement is hereby amended by inserting a new Section 4.4 as set forth below:
“Section 4.4. Termination Upon Specified Change of Control. Notwithstanding anything herein to the contrary, effective as of and conditioned upon the closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger, by and among the Corporation, the LLC, Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Parent, and Vista Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent, dated as of December 30, 2024 (the “Merger Agreement” and the consummation of the transactions contemplated thereby, the “Specified Change of Control”), (a) this Agreement shall terminate in its entirety, and (b) the Corporation, the LLC, the Representative, the TRA Parties and any other party hereto shall have no further rights or obligations hereunder, including with respect to the payment of all or any portion of any Early Termination Payment or any other amounts owed pursuant to this Agreement. For the avoidance of doubt, if the Closing occurs, the Specified Change of Control shall not constitute a “Change of Control” for purposes of this Agreement (and Section 4.1(c) shall not apply in connection with the Specified Change of Control) and no Early Termination Payment or other amount otherwise payable under this Agreement shall be payable in connection with the Closing or otherwise.”
Section 3. Effect of this Amendment. The Parties intend that this Amendment constitute an amendment of the Tax Receivable Agreement in accordance with Section 7.6(b) thereof. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended by this Amendment, the Tax Receivable Agreement remains in full force and effect and nothing in this Amendment shall otherwise affect any other provision of the Tax Receivable Agreement or the rights and obligations of the Parties. If the Merger Agreement is terminated prior to the Closing having occurred, this Amendment shall be void ab initio and of no force and effect and the Tax Receivable Agreement shall remain in full force and effect as if such Amendment had not become effective.
Section 4. Incorporation by Reference. Sections 7.1 (Notices), 7.2 (Counterparts; Electronic Signature), 7.4 (Governing Law), 7.5 (Severability), 7.6 (Assignments; Amendments; Successors; No Waivers), 7.7 (Resolution of Disputes), and 7.14 (Independent Nature of Rights and Obligations) of the Tax Receivable Agreement are incorporated herein by reference, mutatis mutandis.
Section 5. No Assignment. Notwithstanding anything to the contrary in Section 7.6 of the Tax Receivable Agreement, none of the Holders may directly or indirectly assign all or any portion of such Holder’s interest in the Tax Receivable Agreement or this Amendment. For the avoidance of doubt, nothing in this Agreement shall restrict any Exchange TRA Holder from participating in a Redemption or a Direct Exchange prior to the Closing Date (as defined in the Merger Agreement).
Section 6. No Third Party Beneficiaries. This Amendment shall be binding upon and inure solely to the benefit of each Party and their respective successors and permitted assigns, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment. Notwithstanding the foregoing, the Parties agree that, unless the Merger Agreement is terminated in accordance with its terms prior to the Closing, Parent is an express third party beneficiary of this Amendment and this Amendment is enforceable by Parent in all respects. None of the provisions of this Amendment may be amended, modified or otherwise adjusted, and this Amendment may not be terminated or waived in any respect, by any Party without the prior written consent of Parent (which consent may be withheld by Parent in its sole discretion).
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

COMPANY:

VACASA, INC.

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

COMPANY LLC:

VACASA HOLDINGS LLC

By:	/s/ Robert Greyber
Name:	Robert Greyber
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

SLP V VENICE FEEDER I, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By:	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP VENICE HOLDINGS, L.P.

By:	SLP V Aggregator GP, L.L.C.
By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

SLP VENICE AGGREGATOR, L.P.

By:	Silver Lake Technology Associates V, L.P., its general partner
By:	SLTA V (GP), L.L.C., its general partner
By:	Silver Lake Group, L.L.C., its managing member

By	/s/ Joerg Adams
Name:	Joerg Adams
Title:	Managing Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

RW VACASA AIV L.P.

By:	Riverwood Capital II, L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RW INDUSTRIOUS BLOCKER L.P.

By:	Riverwood Capital II L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS II (PARALLEL-B) L.P.

By:	Riverwood Capital II, L.P., its general partner
By:	Riverwood Capital GP II Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III VACASA AIV L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

RCP III BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RIVERWOOD CAPITAL PARTNERS III (PARALLEL-B) L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) BLOCKER FEEDER L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

RCP III (A) VACASA AIV L.P.

By:	Riverwood Capital III L.P., its general partner
By:	Riverwood Capital GP III Ltd., its general partner

By:	/s/ Jeffrey T. Parks
Name:	Jeffrey T. Parks
Title:	Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Level Equity Opportunities Fund 2015, L.P.

By:	Level Equity Partners II (GP), L.P. its general partner
By:	Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Equity Opportunities Fund 2018, L.P.

By:	Level Equity Partners IV (GP), L.P. its general partner
By:	Level Equity Associates IV, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II AIV (B), L.P.

By:	Level Equity Partners II (GP), L.P. its general partner
By:	Level Equity Associates II, LLC its general partner

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

LEGP I VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

LEGP II VCS, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

Level Equity – VCS Investors, LLC

By:	/s/ Nathan Linn
Name:	Nathan Linn
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

American Bankers Insurance Group, Inc.

By:	/s/ Paul Meggs
Name:	Paul Meggs
Title:	Vice President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

NewSpring Growth Capital IV
(on behalf of NSG IV Blocked AIV, L.P. and NSG IV Unblocked AIV, L.P.)

By:	/s/ Marc Lederman
Name:	Marc Lederman
Title:	COO and General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Ohana Holdings, LLC

By:	/s/ Timothy R. Sarhatt
Name:	Timothy R. Sarhatt
Title:	Vice President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Travel + Leisure

By:	/s/ Jim Savina
Name:	Jim Savina
Title:	General Counsel

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Partners for Growth IV

By:	/s/ Victor Ng
Name:	Victor Ng
Title:	CFO

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Chris Terrill
Name:	Chris Terrill

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Matt Roberts
Name:	Matt Roberts

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Bob Milne
Name:	Bob Milne

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Chad Cohen
Name:	Chad Cohen

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Altos Ventures
(on behalf of Altos TRA Parties)

By:	/s/ Anthony Lee
Name:	Anthony Lee
Title:	Managing Member

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

StepStone VC Secondaries Fund II, L.P.

By:	StepStone VC Secondaries General Partner II, L.P., its general partner
By:	StepStone VC Secondaries GP II, LLC, its general partner
By:	StepStone Group LP, its sole member
By:	StepStone Group Holdings LLC, its general partner

By:	/s/ Eric Thompson
Name:	Eric Thompson
Title:	Partner, Chief Operating Officer, Private Equity

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

The J. Paul Getty Trust

By:	/s/ Benjamin Liou
Name:	Benjamin Liou
Title:	Managing Director & Assistant Treasurer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Robert Greyber
Name:	Robert Greyber

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

Silverton Partners IV, L.P.

By:	/s/ Moran Flager
Name:	Morgan Flager
Title:	General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

By:	/s/ Thomas Clark
Name:	Thomas Clark

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

HOLDERS:

PETERSON CAPITAL PARTNERS LP

By:	/s/ Karl Peterson
Name:	Karl Peterson
Title:	President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

PRELIMINARY – SUBJECT TO COMPLETION

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on [   ], 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/[   ]**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on [   ], 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vacasa, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61076-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VACASA, INC.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V61077-TBD

VACASA, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
[ ] at [ ] a.m., Pacific Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder(s) hereby appoint(s) Robert Greyber and Rebecca Boyden, and each of them, as proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of Class A common stock and/or Class B common stock, as applicable, of Vacasa, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/[ ] on [ ] at [ ] a.m., Pacific Time and at any adjournment or postponement thereof.

The shares represented hereby shall be voted as specified. **If no specification is made, such shares shall be voted in accordance with the Board of Directors' recommendation, as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Special Meeting.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the shares may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)